UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08274

MassMutual Select Funds

(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA 01111
(Address of principal executive offices) (Zip code)

Eric Wietsma 1295 State Street, Springfield, MA 01111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 413-788-8411

Date of fiscal year end: 12/31/2010

Date of reporting period: 12/31/2010

Item 1. Reports to Stockholders.

MassMutual Select Funds

Annual Report

December 31, 2010

MassMutual FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Select Funds – President’s Letter to Shareholders

To Our Shareholders

Eric Wietsma

“MassMutual’s view is that a retirement investment plan tailored to your time horizon and your tolerance for risk can help you navigate short-term gyrations in the markets. By monitoring your plan regularly and adjusting your retirement planning strategy when appropriate, you can help yourself as you pursue your long-term financial objectives.”

December 31, 2010

Cautious optimism emerges as recovery continues

I am pleased to present you with the MassMutual Select Funds Annual Report, covering the year ended December 31, 2010. Equity markets worldwide advanced during this period (some in the double digits), yet volatility continued to be a factor. Investors in the U.S. and abroad repeatedly demonstrated how connected we all are to the global economy in this modern era, driving U.S. and foreign markets up and down in reaction to the latest news events and economic data from around the world. Despite generally improving market conditions, economic challenges remained for most of the countries where markets advanced. But investors in the U.S. found reason for optimism, as several economic indicators in December pointed to possible signs of sustained recovery.

Retirement investing is a long-term proposition

If you work with a financial professional, you may wish to consider contacting him or her to help you evaluate and fine-tune your overall investment strategy. This can be an effective way to help ensure that you are on the right path toward your long-term investment objectives.

The market environment we witnessed in 2010 should remind us that investing for retirement is a long-term proposition – despite whatever changes or events may occur in the short term. The markets are cyclical, and investors who realized this and stayed the course over the past few years were rewarded in 2010. The major equity markets in the U.S. advanced in 2010, with a similar scenario playing out in many markets abroad.

One reason why financial professionals typically believe it is important to stay invested through all market conditions can be seen in the five-year performance history of the S&P 500® Index1 (the “S&P 500”), a widely used measure of large-cap stock performance in the U.S. On January 3, 2006, the S&P 500 closed at 1268.80. As you may recall, stock prices dropped significantly, beginning in late 2007 and through early 2009. On March 9, 2009, the S&P 500 closed at 676.53, its lowest level over the five years. Yet, by market close on December 31, 2010, the S&P 500 was back up to 1257.64. Consequently, investors in large-cap U.S. stocks who remained invested throughout this period likely benefited from the market recovery that began in March 2009. Conversely, those who “cashed out” of these stocks during the market downturn locked in their losses and did not participate in the recovery rally.

Keep these basic ideas in mind

•

Retirement investing is different. Investing for retirement is not like saving or investing for short-term needs, such as a vacation or a new car. The longer time that many retirement investors have to invest may give them an advantage over individuals with a shorter time frame to work with.

•

Invest regularly and boost your contribution rate. Contributing to your retirement account on a regular basis can help you to buy more shares or units of an investment when its price is lower and fewer shares or units when its price is higher.[2] Boosting your contribution rate periodically (even by a small amount), over time, may help you increase the amount of money in your account as retirement approaches.

[1]	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

[2]

Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

MassMutual Select Funds – President’s Letter to Shareholders (Continued)

•

Choose investments that work for you and monitor your account regularly. No one knows your financial goals and objectives better than you. So be sure to select the stock, bond and short-term/money market investments that you feel will help you reach your goals. One of the greatest advantages you have when you diversify your investment choices is that these three distinct investment types tend to behave differently under various economic conditions. Consequently, many financial professionals hold the view that individuals can help reduce their risk of overexposure to one or two poorly performing investment types by diversifying across multiple types.

Keep your eye on the future and stay current with your plan

We believe doing business with MassMutual is the sign of a good decision – as is focusing on the long term when it comes to planning for retirement. As you can see from the S&P 500 example noted above, short-term changes in the markets don’t necessarily have to result in a long-term impact on your retirement account. MassMutual’s view is that a retirement investment plan tailored to your time horizon and your tolerance for risk can help you navigate short-term gyrations in the markets. By monitoring your plan regularly and adjusting your retirement planning strategy when appropriate, you can help yourself as you pursue your long-term financial objectives.

As always, thank you for your confidence and trust in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/11 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Select Funds – Economic and Market Review

December 31, 2010

A challenging year, with emerging signs of recovery

The turnaround in the financial markets that began in March 2009 continued during the year ended December 31, 2010, although there were numerous – and some significant – bumps along the way. The stock market in the United States was largely positive throughout the year, despite notable periods of underperformance. Foreign equity markets also overcame difficulties and did well overall, despite generally lagging their U.S. counterparts. Many of the debt-related problems that had plagued some of the more highly leveraged countries in the euro zone (particularly Greece and Ireland) underwent short-term resolution through government intervention, but European debt issues continued to hinder the investing environment as the period ended.

The U.S. dollar remained strong throughout much of the year, although late in the period, investor fears over the Federal Reserve’s (the “Fed”) announced purchase of U.S. Treasury bonds caused the dollar to weaken – against the backdrop of an ongoing run-up in commodity (specifically, gold and oil) prices, which commonly occurs when the dollar declines in value. Crude oil finished the year at roughly $91 per barrel (versus $79 on December 31, 2009) and gold continued to trade higher, closing the year at approximately $1,422 per ounce (versus $1,096 on December 31, 2009).

Key pieces of legislation passed in the year included health care reform (March), which did not have much of an immediate impact on the markets, and the extension of the Bush-era income-tax cuts (December), which linked a two-year extension of the Bush tax cuts (initially signed into law in 2001, but slated to expire without Congressional action on December 31, 2010) to a one-year extension of unemployment benefits and other aid to middle-income earners. Also in politics, the mid-term elections delivered a Republican majority in the U.S. House of Representatives, but the U.S. Senate continued to hold a Democratic majority.

The Fed kept interest rates low, holding the federal funds rate at 0.0% to 0.25%, in its continued focus on stimulating the economy. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.

Certain economic indicators were troubling during the period and seemed mainly to show more bad news than good until the end of the year, when some bright spots appeared on the horizon. Indeed, December economic reports indicated that consumer confidence rose, initial jobless claims fell, and Gross Domestic Product (“GDP”) for the third quarter of the year was revised to reflect a gain of 2.6%, after an initial estimated advance of 2.0%. GDP reflects the total value of goods and services produced in the United States.

Market performance

Both bonds and equities advanced for the 12-month period ended December 31, 2010, although stocks generally outperformed their fixed-income counterparts. The Dow Jones Industrial AverageSM (the “Dow”), a well-known measure of blue-chip stock performance, advanced 11.02%. In a similar fashion, the S&P 500® Index of U.S. large-cap stocks returned 15.06%. The small-cap Russell 2000® Index outpaced both of the aforementioned indexes, with a return of 26.85% for the period. The barometer for technology stocks, the NASDAQ Composite® Index, posted a 16.91% return for the period. Performance was also positive in worldwide equity markets. The MSCI® EAFE® Index, a benchmark for foreign stocks in developed markets, advanced 7.75%. The foreign market winner, however, was the MSCI Emerging Markets Index, a benchmark that represents the performance of emerging stock markets throughout the world, which advanced 18.88%.

Fixed-income investments generally trailed their equity counterparts during the 12-month period. The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained 6.54%. Treasury bills gained just 0.13%. The outstanding performer in the fixed-income arena was the Barclays Capital U.S. Corporate High Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, which advanced 15.12%. Conversely, the Barclays Capital U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned 2.40%.*

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MassMutual Select Funds – Economic and Market Review (Continued)

First quarter of 2010: A ‘mixed’ start to the year

Despite struggling in January and into the early part of February, the U.S. stock market turned in a solid performance during the first three months of 2010. In the bond market, yields of U.S. Treasury securities were lower, and prices higher, for most of the first quarter. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa.

Concerns over the sovereign debt problems of Greece, Portugal, Italy, Ireland, and Spain hindered U.S. and foreign stock performance early in the quarter, but efforts by the European Union to find a sustainable solution helped the markets rally in February and March. These debt concerns increased the attractiveness of the U.S. dollar, which rose against the euro and other key foreign currencies.

Financial news for the quarter was decidedly mixed. On the positive side, the final estimate for fourth-quarter 2009 GDP came in at a healthy 5.6%, and fourth-quarter 2009 corporate earnings benefited from aggressive cost-cutting and favorable comparisons with the weak fourth quarter of 2008. Unemployment, at 9.7% for February, remained stubbornly high, and the residential real estate market remained hampered by a large supply of homes for sale, weak demand and widespread borrower defaults. On the bright side, U.S. corporate earnings reports were generally strong.

Second quarter of 2010 marred by stock market downturn, mixed economic indicators

U.S. and foreign stock markets pulled back sharply during the second quarter of 2010 – after a vigorous rally that had lasted more than 13 months. This selloff was largely due to deepening fears about the European debt crisis as well as growing concerns about a possible double-dip recession in the United States. The April 20 explosion of the BP-licensed Deepwater Horizon oil-drilling rig and the resulting oil spill contributed to the uncertainty of the economic environment and held the media’s attention until the spill was stopped and the well capped later in the summer. May was especially challenging, with most of the major indexes giving up substantial ground. May 6 was particularly memorable, when the Dow, down more than 300 points already for the day, dropped more than 600 additional points and recovered most of the additional loss in about 20 minutes in what was subsequently termed a “flash crash” by market pundits (due to the market’s quick descent and recovery). The flash crash set a Dow record for the largest-ever intraday decline: almost 1,000 points.

During this period, bonds responded well to signs that the U.S. economy might be facing slower growth than previously expected. Treasury yields dropped sharply and prices posted healthy advances, with the largest gains occurring in longer maturities. The U.S. dollar continued to appreciate, and emerging markets equities suffered shallower declines than most developed markets. Economic data releases pointed to a still-expanding, but fragile, U.S. economy. In June, the third and final estimate of GDP growth for the first quarter was revised downward to 2.7% from 3.0%. Also noteworthy was the unemployment rate, which remained at 9.7%.

Third quarter of 2010: Stocks rebound; recession officially ‘ends’

U.S. stocks delivered solid gains in the third quarter of 2010, although the up-down-up pattern of the major indexes left many investors perplexed. Solid second-quarter earnings and economic reports that were not as bad as expected helped fuel the advance. Bond prices rose, and yields of U.S. Treasury securities continued the precipitous decline that began in April, taking the yield of the bellwether 10-year note from 2.97% at the end of the second quarter down to 2.53% at the end of the third quarter. The yield of the 10-year note is an important factor in determining mortgage rates, so the historically low rates drove significant mortgage refinancing activity.

The U.S. economy had expanded in the second quarter of 2010, but at a slower pace than in the first quarter, so the Commerce Department’s final estimate of second-quarter GDP released in the third quarter was a tepid 1.7% on an annualized basis. The third quarter’s report on unemployment, released at the beginning of September, revealed a jobless rate of 9.6%. Concern about the euro zone’s sovereign debt crisis eased further, as Spain’s issuance of 6 billion euros of debt at the beginning of July met strong demand and offered better-than-expected pricing. The U.S. dollar weakened against most key developed market currencies. Finally, in September, the National Bureau of Economic Research issued a statement identifying June 2009 as the end of the Great Recession (which began in December 2007) – a conclusion that was questioned by many, since so many economic problems remained unresolved.

MassMutual Select Funds – Economic and Market Review (Continued)

Fourth quarter of 2010: Signs of recovery continue

The stock market continued its upward march in the final quarter of the year – although November proved challenging for most domestic equities. Equity markets regained momentum in December; all broad domestic stock indexes advanced for the quarter and turned in double-digit returns for the full year. Conversely, bonds struggled during the fourth quarter of 2010. After falling precipitously for much of the year, yields in the Treasury market reversed course and surged higher from early October through mid-December, pressuring bond prices. For example, the yield of the bellwether 10-year Treasury note rose from 2.52% to 3.31% during the quarter. As a result, most bond indexes finished the quarter with losses, with the longer maturities suffering the most. Losses in corporate bonds were cushioned somewhat by growing optimism about the U.S. economy and corporate profits. High-yield bonds, which tend to correlate more with the fortunes of the issuing company or the issuer’s industry, rather than interest rates, managed solid gains for the quarter.

Although the extension of the Bush-era tax cuts passed by Congress in December – a legislative package estimated to be worth $858 billion – undoubtedly helped the stock market to finish the year on a positive note, it may also be that the Fed’s decision to engage in another round of quantitative easing – referred to as “QE2” – was the main driver of the financial markets during the second half of 2010.

Formally announced on November 3, 2010, QE2 included plans for the Fed to purchase $600 billion of longer-term Treasuries, at a pace of roughly $75 billion per month, by the end of the second quarter of 2011. The plan also called for the reinvestment of $250 billion to $300 billion of proceeds from earlier investments. The stated goal of QE2, as characterized in the Fed’s minutes released on November 3, was to “promote a stronger pace of economic recovery and to help insure that inflation, over time, is at levels consistent with [the Fed’s] mandate.”

While 2010 ended on a positive note, the U.S. economy must still prove itself in 2011. Specifically, investors will be watching to see if the economy can generate enough momentum to meaningfully reduce unemployment and begin to heal the battered residential real estate market. For long-term investors, as always, the challenge is staying disciplined amid constantly shifting markets and avoiding the temptation to buy or sell based on short-term developments.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/11 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Select PIMCO Total Return Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select PIMCO Total Return Fund, and who is the Fund’s subadviser?

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed income securities and other debt instruments of domestic and foreign entities. The Fund’s subadviser is Pacific Investment Management Company LLC (PIMCO).

How did the Fund perform since its inception on July 6, 2010?

The Fund’s Class S shares returned 2.88%, outperforming the 0.08%* return of the Barclays Capital U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index, and the Barclays Capital U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

An overweight position, relative to the benchmark, in agency mortgage-backed securities (“MBS”), which outperformed comparable Treasuries since the portfolio’s inception, was positive for Fund performance, as higher mortgage rates later in the year tended to mute prepayment risk and helped mortgages’ relative returns. An overweight position in investment-grade corporate securities added to performance, as this sector outperformed comparable Treasuries as corporate credit fundamentals improved – and a focus on financials contributed further.

Tactical duration positioning in the U.S. hampered the Fund’s performance, as rates rose from August to December 2010. Duration is a measure of a bond or bond portfolio’s sensitivity to interest rates. The longer the duration, the greater the price impact to the bond or portfolio when interest rates rise or fall. Conversely, a curve steepening position in the U.S., implemented via euro dollar futures, added to returns, as prices rose across most money market futures contracts during the last six months of the year. The yield curve is a graphical representation of bond yields with very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates.

Beyond core sectors, an overweight position in emerging-market local bonds, implemented via Brazilian zero coupon swaps, was neutral for returns, as rates ended the year unchanged from July of 2010. Exposure to a variety of foreign currencies, with an emphasis on the Brazilian real and a basket of Asian currencies, appreciated relative to the U.S. dollar and contributed to the Fund’s progress during the period. Additionally, exposure to Treasury Inflation-Protected Securities (“TIPS”) was positive for returns, as breakeven inflation levels (the yield differential between nominal Treasuries and TIPS) for TIPS widened since the portfolio’s inception – a sign that the Federal Reserve’s (the “Fed”) QE2 (i.e., the second round of the Fed’s quantitative easing) was having some success. A modest exposure to Build America Bonds (BAB) detracted from returns, as taxable municipal supply spiked amid the rush by local governments to tap the federal government subsidy before it expires at the end of 2011.

Subadviser outlook

PIMCO’s global cyclical forecast calls for differentiated growth and inflation across regions in 2011. Strong growth and the potential for rising inflation in emerging economies will likely be offset by weaker growth in most developed economies, especially peripheral Europe. In our view, the tax compromise between the Obama administration and Congress – especially the payroll tax cut and business tax credit – should boost U.S. growth over a cyclical time frame. We believe that the potential failure of policy coordination in Europe poses significant risks to the entire global economy, as one or more sovereign defaults could give rise to a banking crisis with broad systemic consequences. In addition, our opinion is that China and most other emerging markets should enjoy faster growth than the developed world, as slowing exports are likely to be offset by continued growth in domestic demand.

*	For the reporting period from August 2 – December 31, 2010.

MassMutual Select PIMCO Total Return Fund – Portfolio Manager Report (Continued)

MassMutual Select PIMCO Total Return Fund Quality Structure (% of Net Assets) on 12/31/10 (Unaudited)

U.S. Government, Aaa/AAA	58.3%
Aa/AA	13.3%
A/A	17.5%
Baa/BBB	13.7%
Ba/BB	9.2%
B and Below	6.5%
Equities	1.7%

Total Long-Term Investments	120.2%
Short-Term Investments and Other Assets and Liabilities	(20.2)%

Net Assets	100.0%

MassMutual Select PIMCO Total Return Fund Country Weightings (% of Net Assets) on 12/31/10 (Unaudited)

United States	97.5%
United Kingdom	7.3%
France	3.8%
Ireland	2.3%
Luxembourg	1.7%
Russia	1.0%
Brazil	1.0%
Australia	0.9%
Canada	0.9%
Netherlands	0.9%
Switzerland	0.9%
Mexico	0.5%
Cayman Islands	0.5%
Japan	0.5%
Germany	0.2%
Qatar	0.1%
Bermuda	0.1%
Republic of Korea	0.1%

Total Long-Term Investments	120.2%
Short-Term Investments and Other Assets and Liabilities	(20.2)%

Net Assets	100.0%

MassMutual Select PIMCO Total Return Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select PIMCO Total Return Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), Class Z and the Barclays Capital U.S. Aggregate Bond Index.

TOTAL RETURN	Since Inception 7/6/10 - 12/31/10
Class S	2.88%
Class A	2.89%
Class A (sales load deducted)*	-2.00%
Class Y	2.98%
Class L	2.81%
Class N	2.70%
Class N (CDSC fees deducted)*	1.70%
Class Z	3.13%
Barclays Capital U.S. Aggregate Bond Index	0.08%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge.

+ From 8/2/10.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Strategic Bond Fund, and who are the Fund’s subadvisers?

The Fund seeks a superior total rate of return by investing in fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities, mortgage-backed or asset-backed securities and money market instruments. The Fund’s subadvisers are Western Asset Management Company (Western Asset) and its affiliate, Western Asset Management Company Limited (Western Asset Limited). Western Asset Limited manages the non-U.S. dollar denominated investments of the Fund.

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Class S shares returned 10.51%, outperforming the 6.54% return of the Barclays Capital U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index, and the Barclays Capital U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the 12-month period ended December 31, 2010, our strategies generated positive excess returns. The portfolio’s exposure to non-agency mortgage bonds helped tremendously, given broad investor demand, limited supply, and continued principal paydowns. An allocation in high-yield bonds further added to returns, as significant gains made in the first, third, and fourth quarters – led by top-line revenue growth and solid fundamentals – more than offset the underperformance the portfolio experienced in the second quarter. An overweight position, relative to the benchmark, in corporate bonds, particularly in the financials sector, was beneficial.

Despite the Fund’s underweight exposure in agency mortgage-backed securities, as the sector generated positive excess returns, the portfolio’s position within the sector added slightly to performance – due to tactical trading between the agencies and various coupons.

As a result of a volatile environment in the sovereign debt area, international exposure led to mixed results. The portfolio’s allocation to Treasury inflation-protected securities (TIPS) slightly detracted from returns, as disinflation and fears of future deflation dominated much of the year. The Fund’s tactical duration posture and curve positioning had an overall positive impact during the year, as yields increased and the curve steepened. (Duration is a measure of a bond fund’s sensitivity to interest rates, with each year of duration indicating greater vulnerability to interest rate movements. The yield curve is a graphical representation of bond yields with very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates.) The Fund used U.S. Treasury futures and options, eurodollar futures and options, and interest rate swaps to manage duration and yield curve exposure. The Fund also used credit default swaps to manage and hedge credit exposure and euro-bund futures to manage exposure to the German yield curve. The Fund also used currency forwards to manage foreign currency exposure. Overall, the use of derivative instruments also contributed to Fund performance in 2010.

Subadviser outlook

Our view is that continued accommodation from the Federal Reserve’s QE2 program (i.e., the second round of quantitative easing) should help support non-U.S. Treasury sectors in the near to intermediate term by reducing volatility.

Increases in inflation beyond current expectations would be detrimental to bonds, especially to those with longer durations. We will carefully monitor events to see how they unfold and affect the market. Bonds have typically performed reasonably well in slow-growth scenarios like the one we are currently experiencing. We feel that the potential for positive growth remains on track.

New congressional leadership has expressed interest in potentially dealing with the status of Fannie Mae and Freddie Mac, which could lead to increased volatility in this sector. In terms of strategy, we continue to favor the credit sector. We particularly favor financials, which continue to operate in a conservative manner and remain discounted by the market, especially relative to industrials. We are also maintaining our exposure to the high-yield sector.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Continued)

We will continue to tactically shift between an underweight and neutral position within agency mortgages as we look to evaluate relative value trades within the sector, focusing on current coupon levels. We are maintaining the portfolio’s exposure to non-agency mortgages, as potential returns remain, in our view, more heavily skewed to the upside. We will maintain a tactical duration position and will continue to favor the back end of the yield curve.

MassMutual Select Strategic Bond Fund Quality Structure (% of Net Assets) on 12/31/10 (Unaudited)

U.S. Government, Aaa/AAA	55.1%
Aa/AA	5.6%
A/A	11.4%
Baa/BBB	10.3%
Ba/BB	4.1%
B and Below	10.0%
Equities	0.4%
Purchased Options	0.0%
Warrants	0.0%

Total Long-Term Investments	96.9%
Short-Term Investments and Other Assets and Liabilities	3.1%

Net Assets	100.0%

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Strategic Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Barclays Capital U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 12/31/04 - 12/31/10
Class S	10.51%	5.60%	4.93%
Class A	10.00%	5.17%	4.53%
Class A (sales load deducted)*	4.78%	4.15%	3.68%
Class Y	10.46%	5.56%	4.88%
Class L	10.34%	5.45%	4.79%
Class N	9.70%	4.85%	4.20%
Class N (CDSC fees deducted)*	8.70%	4.85%	4.20%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.23%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/3/05.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Strategic Balanced Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Strategic Balanced Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income by investing in a mix of equity securities and fixed income securities pursuant to a multi-managed approach under which two subadvisers independently manage different portions of the Fund’s assets. J.P. Morgan Investment Management Inc. (J.P. Morgan) manages the equity component and Western Asset Management Company (Western Asset) and its affiliate, Western Asset Management Company Limited (Western Asset Limited), manage the fixed-income component. Western Asset Limited manages the non-U.S. dollar denominated investments of Western Asset’s portion of the Fund. The Fund’s target allocation is 65% to equity securities and 35% to fixed income securities; however, the allocation may fluctuate based on cash-flow activity and market conditions, among other factors. As of December 31, 2010, the Fund’s portfolio comprised 69% equity securities and 31% fixed income securities.

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Class S shares returned 12.13%, trailing the 15.06% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. Conversely, the Fund outperformed the 7.75% return of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index, a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada. The Fund also outperformed the 6.54% return of the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index, and the Barclays Capital U.S. Securitized Bond Index. The Fund’s 12.13% return also outperformed the 11.90% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category – and matched the 12.13% return of the Custom Balanced Index, which comprises the benchmark (45%), the MSCI EAFE Index (20%), and the Barclays Capital U.S. Aggregate Bond Index (35%).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the portfolio’s equity holdings, from a regional perspective, investments in the United Kingdom and North America were strong contributors. On a stock-specific basis, Volkswagen (the German automaker) and Lanxess (the German specialty chemical company) contributed to the portfolio’s full-year performance. Conversely, with respect to sectors, weak stock selection in the health care and consumer nondurables areas hampered the portfolio’s returns. Geographically, stocks domiciled in emerging markets and an underweight position in the Pacific Rim, relative to the benchmark, also detracted from the portfolio’s progress in 2010.

For the Fund’s fixed-income component, the portfolio’s exposure to non-agency mortgage bonds helped tremendously, given broad investor demand, limited supply, and continued principal paydowns. An allocation in high-yield bonds further added to returns, as significant gains made in the first, third, and fourth quarters – led by top-line revenue growth and solid fundamentals – more than offset the underperformance the portfolio experienced in the second quarter. An overweight position in corporate bonds, particularly in the financials sector, was beneficial.

As a result of a volatile environment in the sovereign debt area, international exposure led to mixed results. The portfolio’s allocation to Treasury inflation-protected securities (TIPS) slightly detracted from returns, as disinflation and fears of future deflation dominated much of the year. The portfolio’s tactical duration posture and curve positioning had an overall positive impact during the year, as yields increased and the curve steepened. (Duration is a measure of a bond fund’s sensitivity to interest rates, with each year of duration indicating greater vulnerability to interest rate movements. The yield curve is a graphical representation of bond yields with very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates.) The Fund used U.S. Treasury futures and options, eurodollar futures and options, and interest rate swaps to manage duration and yield curve exposure. The Fund also used credit default swaps to manage and hedge credit exposure and euro-bund futures to manage exposure to the German yield curve. The Fund also used currency forwards to manage foreign currency exposure. Overall, the use of derivative instruments also contributed to portfolio performance in 2010.

MassMutual Select Strategic Balanced Fund – Portfolio Manager Report (Continued)

Subadviser outlook

With respect to the Fund’s equity component, we expect the global economy to continue recovering, but at a rate that is sub-par. While we believe an outright double-dip recession is unlikely, we think this sluggishness will persist for a while.

Conditions in the private sector should continue to improve. Companies slashed costs aggressively during the financial crisis, magnifying the impact of the current demand recovery on bottom lines. On the public sector front, policymakers will continue to guard against the possibility of an economic relapse, but will be constrained by pressures to rein in budget deficits (as in Europe) or prevent economic overheating (as in the Pacific Basin). Hiring in the developed world should pick up, but will likely remain cautious owing to the perceived fragility of both the macroeconomic and regulatory environments.

For the Fund’s fixed-income component, our view is that continued accommodation from the Federal Reserve’s QE2 program (i.e., the second round of quantitative easing) should help support non-U.S. Treasury sectors in the near to intermediate term by reducing volatility.

Increases in inflation beyond current expectations would be detrimental to bonds, especially to those with longer durations. We will carefully monitor events to see how they unfold and affect the market. Bonds have typically performed reasonably well in slow-growth scenarios like the one we are currently experiencing. We feel that the potential for positive growth remains on track.

MassMutual Select Strategic Balanced Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

U.S. Treasury Note 3.500% 5/15/20	3.2%
Federal National Mortgage Association TBA Pool #45488 5.500% 4/01/34	1.8%
Apple, Inc.	1.7%
Exxon Mobil Corp.	1.6%
Microsoft Corp.	1.3%
Cisco Systems, Inc.	1.2%
Time Warner, Inc.	1.1%
Federal National Mortgage Association Pool #AD1593 4.500% 2/01/40	1.1%
The Procter & Gamble Co.	1.1%
Federal National Mortgage Association TBA Pool #1438 3.500% 8/01/24	1.1%

15.2%

MassMutual Select Strategic Balanced Fund Asset Allocation (% of Net Assets) on 12/31/10 (Unaudited)

Equities	68.8%
Bonds & Notes	31.1%
Purchased Options	0.0%
Warrants	0.0%

Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%

Net Assets	100.0%

MassMutual Select Strategic Balanced Fund – Portfolio Manager Report (Continued)

MassMutual Select Strategic Balanced Fund Country Weightings (% of Net Assets) on 12/31/10 (Unaudited)

United States	74.7%
United Kingdom	6.6%
Japan	4.2%
France	2.1%
Germany	1.7%
Netherlands	1.3%
Switzerland	1.1%
Australia	0.8%
Hong Kong	0.8%
Bermuda	0.5%
Canada	0.5%
Spain	0.5%
Ireland	0.5%
Cayman Islands	0.5%
Taiwan	0.5%
Netherlands Antilles	0.5%
Panama	0.4%
Luxembourg	0.4%
China	0.3%
Singapore	0.2%
Italy	0.2%
Norway	0.2%
India	0.2%
Austria	0.2%
Republic of Korea	0.2%
Channel Islands	0.2%
Belgium	0.1%
Finland	0.1%
Mexico	0.1%
Indonesia	0.1%
Israel	0.1%
Russia	0.1%
Iceland	0.0%

Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%

Net Assets	100.0%

MassMutual Select Strategic Balanced Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Strategic Balanced Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index, the MSCI EAFE Index, the Barclays Capital U.S Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Balanced Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 12/31/03 - 12/31/10
Class S	12.13%	4.24%	4.40%
Class A	11.78%	3.78%	3.94%
Class A (sales load deducted)*	5.35%	2.56%	3.06%
Class Y	12.09%	4.19%	4.34%
Class L	11.97%	4.03%	4.19%
Class N	11.33%	3.46%	3.62%
Class N (CDSC fees deducted)*	10.33%	3.46%	3.62%
S&P 500 Index#	15.06%	2.29%	3.85%+
MSCI EAFE Index	7.75%	2.46%	6.38%+
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.10%+
Lipper Balanced Fund Index	11.90%	3.91%	4.80%+
Custom Balanced Index	12.13%	4.07%	4.66%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the MSCI EAFE Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Balanced Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Global Allocation Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Global Allocation Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing in both equity and debt securities, including money market securities and other short-term debt obligations, of issuers located around the world, including emerging markets, without limitation on the percentage of assets the Fund can invest in a particular type of security. The Fund’s subadviser is BlackRock Investment Management, LLC (BlackRock).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Class S shares returned 10.03%, underperforming the 12.73% return of the Financial Times Stock Exchange (FTSE) World Index (the “benchmark”); a broad-based capitalization-weighted index comprised of 2,200 equities from 24 countries in 12 regions, including the United States; and the 15.06% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. Similarly, the Fund’s 10.03% return trailed the 10.91% return of the Financial Times Stock Exchange (FTSE) World Index (ex-U.S.) Equities, an unmanaged capitalization-weighted index comprised of 1,630 companies in 28 countries, excluding the United States. On the other hand, the Fund outperformed the 6.76% return of the Merrill Lynch Treasury Index GAO, an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond; and the 5.21% return of the Citigroup Non-USD World Government Bond Index, a widely recognized, unmanaged market capitalization-weighted index of debt securities of major foreign government bond markets excluding the U.S.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2010, the Fund benefited from an underweight position, relative to the benchmark, in European equities – as well as an overweight to Australia and Russia. Stock selection within Canada and Taiwan also contributed to performance. From a sector perspective, performance drivers included an overweight allocation in, and selection within, the materials sector (largely driven by precious metal-related securities) – in tandem with an underweight position in, and stock selection within, financials. Stock selection in health care, information technology, and utilities also contributed to performance.

Within fixed income, an underweight stake in fixed-income European sovereign debt (including Greece, Italy, and Spain) and an overweight to emerging-market debt, notably Brazil, helped the Fund’s full-year results.

Conversely, the Fund’s underperformance of the benchmark can be primarily attributed to an overweight position in cash equivalents and FX translation (i.e., the use of forward contracts). Within equities, major detractors included overweight positioning and stock selection within Japan and Brazil. Stock selection in equities from Hong Kong and South Korea also detracted. From a sector perspective, stock selection in industrials and energy, as well as underweight positioning and stock selection within consumer discretionary, detracted from performance. Finally, within fixed income, an underweight allocation in, and stock selection within, the U.S. hampered the Fund’s full-year results.

Subadviser outlook

The global economy appears to be in the midst of a broad economic recovery, with developed markets seeing improvements in manufacturing and employment – while emerging markets continue the impressive growth trajectory that began in early 2009. Most importantly, the world economy seems to have avoided the double-dip recession that was widely believed to be occurring in the summer months of 2010.

As we move into 2011, we continue to view equities as the most attractive of the major asset classes, especially when compared to developed market government bonds and cash. Equity price/earnings ratios are nowhere near as attractive as they were in early 2009, but we believe they have room for expansion as companies continue to generate impressive operating leverage and upside earnings surprises. We are, however, mindful that the European debt crisis remains a focal point for the market, with Portugal and Spain undertaking massive public refinancings over the early parts of 2011. In addition, although our long-term view on emerging markets is quite optimistic, the tightening of monetary policy in the near term poses risks to the robust economic data that these regions have produced over the past 12-24 months. Overall, we view 2011 as a year when equities are likely to lead the way and competitive rates of return are attainable – but much like 2010, the necessity for diversification and tactical rebalancing will prove helpful in navigating the environment with a more moderate level of volatility.

MassMutual Select Global Allocation Fund – Portfolio Manager Report (Continued)

MassMutual Select Global Allocation Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Market Vectors—Gold Miners ETF	2.4%
U.S. Treasury Note 3.500% 5/15/20	2.0%
U.S. Treasury Note 2.625% 8/15/20	1.5%
Exxon Mobil Corp.	1.1%
United Kingdom Gilt 4.750% 3/07/20	1.1%
Republic of Brazil 10.000% 1/01/17	1.1%
Apple, Inc.	1.0%
U.S. Treasury Note 2.625% 12/31/14	0.9%
Microsoft Corp.	0.9%
U.S. Treasury Note 2.375% 2/28/15	0.8%

12.8%

MassMutual Select Global Allocation Fund Asset Allocation (% of Net Assets) on 12/31/10 (Unaudited)

Equities	59.0%
Bonds & Notes	26.4%
Mutual Funds	3.9%
Warrants	0.1%
Purchased Options	0.0%
Structured Options (Over the counter traded)	0.1%

Total Long-Term Investments	89.5%
Short-Term Investments and Other Assets and Liabilities	10.5%

Net Assets	100.0%

MassMutual Select Global Allocation Fund Country Weightings (% of Net Assets) on 12/31/10 (Unaudited)

United States	47.5%
Japan	6.3%
United Kingdom	4.2%
Canada	3.6%
Brazil	3.6%
Germany	3.0%
Singapore	1.9%
India	1.7%
Hong Kong	1.6%
Switzerland	1.5%
Republic of Korea	1.3%
Russia	1.3%
Australia	1.3%
Malaysia	1.2%
Cayman Islands	1.1%
Taiwan	0.9%
France	0.8%
Turkey	0.7%
Bermuda	0.7%
China	0.6%
Luxembourg	0.5%
Ireland	0.5%
Mexico	0.4%
Italy	0.4%
Netherlands Antilles	0.4%
Spain	0.3%
Thailand	0.3%
Netherlands	0.3%
Israel	0.2%
Poland	0.2%
Indonesia	0.1%
Norway	0.1%
Kazakhstan	0.1%
South Africa	0.1%
Panama	0.1%
Argentina	0.1%
Chile	0.1%
Belgium	0.1%
Ukraine	0.1%
Finland	0.1%
Egypt	0.1%
New Zealand	0.1%
Philippines	0.0%
Sweden	0.0%
Trinidad and Tobago	0.0%
Austria	0.0%
Vietnam	0.0%
Cyprus	0.0%

Total Long-Term Investments	89.5%
Short-Term Investments and Other Assets and Liabilities	10.5%

Net Assets	100.0%

MassMutual Select Global Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Global Allocation Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the FTSE World Index, the S&P 500 Index, the FTSE World Index (ex-U.S.) Equities, the Merrill Lynch Treasury Index GAO and the Citigroup Non-USD World Government Bond Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 12/1/09 - 12/31/10
Class S	10.03%	8.24%
Class A	9.46%	7.68%
Class A (sales load deducted)*	3.16%	1.96%
Class Y	9.93%	8.14%
Class L	9.66%	7.89%
FTSE World Index#	12.73%	13.80%
S&P 500 Index	15.06%	15.86%
FTSE World Index (ex-U.S.) Equities	10.91%	12.14%
Merrill Lynch Treasury Index GAO	6.76%	3.56%
Citigroup Non-USD World Government Bond Index	5.21%	-0.78%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the FTSE World Index, the S&P 500 Index, the FTSE World Index (ex-U.S.) Equities, the Merrill Lynch Treasury Index GAO and the Citigroup Non-USD World Government Bond Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Diversified Value Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Diversified Value Fund, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies. The Fund normally invests at least 80% of its net assets in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. Effective January 11, 2010, Brandywine Global Investment Management, LLC (Brandywine Global) and Loomis, Sayles & Company, L.P. (Loomis Sayles) replaced AllianceBernstein L.P. (AllianceBernstein) as co-subadvisers to the Fund. Brandywine Global managed approximately 45% of the Fund’s portfolio and Loomis Sayles was responsible for approximately 55% of the Fund’s portfolio, as of December 31, 2010.

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Class S shares returned 12.56%, trailing the 15.51% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the Fund’s Loomis Sayles component, the strongest-performing sector for the year was financial services – and this was almost entirely due to stock selection. For example, portfolio holdings such as Berkshire Hathaway (a holding company) and Ameriprise Financial (a financial services firm) were strong performers. Additionally the portfolio’s underweight position, relative to the benchmark, in the insurance and utilities market segments also boosted performance. Other strong performers included Schlumberger LTD and Smith International, as news of the buyout of Smith International by Schlumberger caused both companies to advance.

Producer durables detracted from performance. The sector was held back by the portfolio’s euro exposure (in companies such as ABB and Arcelor Mittal), due to rising budget deficits and sovereign debt credit worries in Portugal, Spain, Italy, and Greece. This caused a steep drop in the value of the euro, led to a rise in the value of the U.S. dollar (earlier in the year), and also forced global commodity prices into a tailspin. This, in conjunction with the oil spill in the Gulf of Mexico, also caused the portfolio’s energy holdings (specifically Anadarko) to underperform. Health care also lagged the benchmark, primarily due to portfolio holding Boston Scientific, which had struggled since its stent recall. We sold the position in August, as it violated our downside thesis.

With regard to the Fund’s Brandywine Global component, the largest detractor from portfolio performance for the year, relative to the benchmark, was the technology sector – especially in the hardware and equipment and software and services market segments. Health care and industrials were two other sectors that detracted from the portfolio’s relative performance, particularly within the health care equipment and services and capital goods areas. Returns within financials were mixed, as our avoidance of real estate investment trusts (“REITs”) during the year also hurt performance, since REITs were one of the better-performing groups in 2010. Favorable stock selection in the insurance group did help to boost returns throughout the year, however.

Consumer services was the best-performing group in the portfolio for the year, led by an overweight position in the strong-performing hotels and resorts industry. The portfolio’s underweight positioning in the traditionally defensive utilities sector made a positive relative contribution for the year. Additionally, an overweight stake in tobacco companies helped make the consumer staples sector another of our best performers for the year; however, the portfolio did experience a small reversal during the fourth quarter, when this defensive sector lagged the overall market.

Subadviser outlook

We continue to like stocks and believe the economy is on an upward trajectory. We do not find stocks to be particularly expensive and believe there are many good values to be found. Aiding in this belief is an economy moving back toward stronger growth; economist projections are approaching 3% or better in gross domestic product (“GDP”) growth for 2011 – up from a 1.7% estimate in the summer of 2010. (GDP reflects the total value of goods and services produced in the United States.)

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Continued)

Corporate balance sheets continue to be in good shape as companies continue to pay down debt or refinance it at favorable rates. In addition, American businesses are being run efficiently, which has resulted in companies generating very good cash flow that they continue to hold at high levels (relative to the past). As the economy expands, our view is that corporate managers will feel more confident in spending cash they have been holding in reserve, which should help to begin to raise employment levels.

MassMutual Select Diversified Value Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

General Electric Co.	3.5%
JP Morgan Chase & Co.	3.1%
AT&T, Inc.	2.6%
Chevron Corp.	2.6%
Wells Fargo & Co.	2.2%
Comcast Corp. Class A	1.7%
Exxon Mobil Corp.	1.4%
Wal-Mart Stores, Inc.	1.4%
International Business Machines Corp.	1.3%
UnitedHealth Group, Inc.	1.2%

21.0%

MassMutual Select Diversified Value Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Financial	21.6%
Consumer, Non-cyclical	19.3%
Energy	11.8%
Communications	11.7%
Industrial	11.6%
Consumer, Cyclical	8.5%
Technology	6.1%
Utilities	4.0%
Basic Materials	2.8%
Mutual Funds	0.9%
Diversified	0.1%

Total Long-Term Investments	98.4%
Short-Term Investments and Other Assets and Liabilities	1.6%

Net Assets	100.0%

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Diversified Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 10/15/04 - 12/31/10
Class S	12.56%	-0.92%	1.84%
Class A	11.96%	-1.43%	1.33%
Class A (sales load deducted)*	5.52%	-2.59%	0.37%
Class Y	12.45%	-1.02%	1.74%
Class L	12.35%	-1.13%	1.63%
Class N	11.63%	-1.75%	0.99%
Class N (CDSC fees deducted)*	10.63%	-1.75%	0.99%
Russell 1000 Value Index	15.51%	1.28%	3.53%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 11/1/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Fundamental Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, with a focus on companies with large market capitalizations (generally, above $2 billion). The Fund’s subadviser is Wellington Management Company, LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Class S shares returned 13.91%, underperforming the 15.51% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The primary reason for the Fund’s underperformance for the period, relative to the benchmark, was stock selection. Our investment choices in the energy, consumer staples, and information technology (“IT”) sector were significant detractors, and more than offset stronger performance from portfolio holdings in the materials and industrials sectors. On a sector basis, the Fund’s overweight positions in the energy and materials sectors, as well as an underweight stake in utilities, were additive to the Fund’s relative performance.

On a stock-specific basis, Dean Foods, a U.S.-based food and beverage company (consumer staples); Cisco Systems, a leading supplier of networking equipment, software, and services for corporate data networks and the Internet (IT); and Hewlett-Packard, a global technology company (IT) detracted most from the Fund’s relative returns.

Conversely, among the top contributors to the Fund’s relative performance were Cummins, an engine and power generation provider (industrials), whose position we eliminated as the valuation approached our target and we saw rising consensus estimates of slowing truck demand; Berkshire Hathaway, a holding company engaged in a range of businesses (financials), which was not a portfolio holding (a fact that benefited relative performance, as the stock declined during the reporting period); and Cliffs Natural Resources, an iron ore mining company (materials), which we eliminated from the portfolio due to concern over a deteriorating market for North American iron ore/blast furnace customers.

Subadviser outlook

In our view, strong earnings growth is likely to continue and the private sector is primed to resume its economic leadership as government stimulus packages begin to wind down, thereby improving the overall quality of growth. Third-quarter earnings growth was robust globally, and despite the implementation of a second round of quantitative easing in the U.S., government stimulus spending will diminish somewhat in 2011. We believe U.S. growth could surprise to the upside in 2011, with a positive implication for profits, capital spending, and jobs. Global growth continues to recover, led by emerging markets, but with increasing contributions from developed economies. Emerging market growth still remains a key component of global economic expansion and although emerging markets inflation is rising, our belief is that it does not appear to be out of control. Policy risk remains a key concern, particularly in three areas: Europe (the mechanism for crisis resolution), the U.S. (long-term debt reduction contrasted against potential further gridlock), and China (targeted tightening in the face of rising inflationary pressures). We will monitor developments in these areas closely as 2011 progresses.

While macroeconomic trends inform our process, buy and sell decisions ultimately are driven by company fundamentals. We continue to focus our efforts on maximizing the Fund’s overall growth and dividend yield while minimizing valuation metrics. Based on bottom-up stock decisions, as 2011 began, the portfolio’s largest overweight positions were in the IT, consumer discretionary, and materials sectors – with the largest underweight allocations in utilities, financials, and consumer staples.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Continued)

MassMutual Select Fundamental Value Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Wells Fargo & Co.	3.5%
JP Morgan Chase & Co.	3.1%
Chevron Corp.	3.0%
AT&T, Inc.	2.9%
Occidental Petroleum Corp.	2.3%
General Electric Co.	2.3%
PNC Financial Services Group, Inc.	2.1%
ACE Ltd.	2.1%
Pfizer, Inc.	1.9%
Ingersoll-Rand PLC	1.9%

25.1%

MassMutual Select Fundamental Value Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Financial	23.7%
Consumer, Non-cyclical	16.8%
Energy	13.0%
Industrial	12.5%
Consumer, Cyclical	9.0%
Technology	7.7%
Communications	7.4%
Basic Materials	5.9%
Utilities	3.1%

Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%

Net Assets	100.0%

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 12/31/01 - 12/31/10
Class S	13.91%	4.17%	4.46%
Class A	13.46%	3.70%	4.00%
Class A (sales load deducted)*	6.94%	2.48%	3.32%
Class Y	13.81%	4.11%	4.40%
Class L	13.71%	3.97%	4.26%
Russell 1000 Value Index	15.51%	1.28%	4.29%+

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class N, Class N (CDSC fees deducted) and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 12/31/02 - 12/31/10
Class N	12.97%	3.37%	7.42%
Class N (CDSC fees deducted)*	11.97%	3.37%	7.42%
Russell 1000 Value Index	15.51%	1.28%	7.08%++

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class Z and the Russell 1000 Value Index.

TOTAL RETURN	Since Inception 11/15/10 - 12/31/10
Class Z	6.72%
Russell 1000 Value Index	7.89%+++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/02.

++ From 1/2/03.

+++ From 12/1/10.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incure expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Value Equity Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Value Equity Fund, and who is the Fund’s subadviser?

The Fund seeks long-term growth of capital by investing primarily in equity securities of companies that the Fund’s subadviser believes are undervalued in the marketplace in relation to factors such as the company’s assets, sales, earnings, growth potential and cash flow, or in relation to securities of other companies in the same industry. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. The Fund’s subadviser is Pyramis Global Advisors, LLC (Pyramis).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Class S shares returned 14.38%, lagging the 15.51% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2010, stock selection in telecommunication services and industrials contributed the most to the Fund’s performance, relative to the benchmark; whereas portfolio holdings in the energy, information technology (“IT”), and consumer discretionary sectors detracted the most from performance.

In the telecommunications services sector, the portfolio’s overweight allocation, relative to the benchmark, in diversified telecommunications services provider Qwest was the largest contributor to the portfolio’s performance for the year. In the industrials sector, the portfolio’s overweight stakes in electrical products distributor Wesco International and truck manufacturer Navistar International also added to performance. Among individual holdings, credit insurer MBIA was among the largest contributors to the Fund’s full-year results.

In the energy sector, the Fund’s overweight stake in oil and gas exploration and production (E&P) company Petrohawk Energy was one of the largest detractors from portfolio performance for the year. In the IT sector, overweight allocations in disk-drive maker Seagate Technology and computer hardware manufacturer Hewlett-Packard hurt performance. In consumer discretionary, overweight positions in satellite television broadcaster DISH Network hindered the Fund’s performance, as did tire manufacturer Goodyear Tire & Rubber. On a stock-specific basis, the portfolio’s greater-than-benchmark position in diversified financial services company Bank of America was the largest detractor.

Subadviser outlook

The portfolio is invested in stocks trading at material discounts to our assessment of their worth. As the economic environment has improved, we continue to seek companies with strong balance sheets trading at a discount to their earnings power – which we feel will be strong performers in the context of the market recovery that is currently taking place.

As 2011 began, within the financials sector, the portfolio was overweight in selected diversified financial services companies, which benefited from increased pricing power and decreased competition in the wake of the financial crisis. The portfolio had an underweight stake in real estate investment trusts (REITs), which we believe more than reflect their intrinsic valuations. Among utilities, the portfolio had a greater-than-benchmark allocation to selected independent power producers with attractive valuations and strong cash flow generation. Among industrials, an overweight allocation in selected aerospace and defense companies with compelling valuations reflect our belief that these holdings will benefit from new product introductions. The portfolio was also overweight in selected machinery stocks, which we feel will benefit from improving global economic conditions. Additionally, the portfolio had an underweight allocation to industrial conglomerate General Electric, as our view is that the company’s GE Capital unit is undercapitalized – and the ongoing mortgage and credit issues in that division will potentially offset any positive trends in the company’s other business units. In consumer staples, the portfolio allocation was overweight, particularly in selected food and staples retailers, whose businesses we believe will remain stable amid the current economic environment. Finally, among telecommunication services stocks, the portfolio was overweight in selected wireless and diversified services providers with compelling valuations and attractive growth prospects.

MassMutual Select Value Equity Fund – Portfolio Manager Report (Continued)

MassMutual Select Value Equity Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Wells Fargo & Co.	4.4%
JP Morgan Chase & Co.	4.4%
Chevron Corp.	3.7%
Pfizer, Inc.	3.5%
Citigroup, Inc.	3.1%
Merck & Co., Inc.	2.4%
CVS Caremark Corp.	2.1%
Occidental Petroleum Corp.	2.0%
Qwest Communications International, Inc.	2.0%
Morgan Stanley	1.9%

29.5%

MassMutual Select Value Equity Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Financial	27.0%
Consumer, Non-cyclical	19.3%
Communications	12.7%
Energy	12.0%
Consumer, Cyclical	9.2%
Industrial	8.6%
Technology	5.0%
Utilities	4.6%
Basic Materials	1.1%

Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%

Net Assets	100.0%

MassMutual Select Value Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Value Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 5/1/01 - 12/31/10
Class S	14.38%	0.32%	2.42%
Class A	13.87%	-0.10%	1.98%
Class A (sales load deducted)*	7.32%	-1.28%	1.36%
Class Y	14.34%	0.30%	2.38%
Class L	14.01%	0.14%	2.23%
Russell 1000 Value Index	15.51%	1.28%	3.50%

Hypothetical Investments in MassMutual Select Value Equity Fund Class N, Class N (CDSC fees deducted) and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 12/31/02 - 12/31/10
Class N	13.43%	-0.41%	5.41%
Class N (CDSC fees deducted)*	12.43%	-0.41%	5.41%
Russell 1000 Value Index	15.51%	1.28%	7.08%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Large Cap Value Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Large Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks both capital growth and income by investing primarily in large-capitalization companies that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of companies with market capitalizations at the time of purchase of at least $5 billion. The Fund’s subadviser is Davis Selected Advisers, L.P. (Davis).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Class S shares returned 13.08%, underperforming the 15.06% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund also lagged the 15.51% return of the Russell 1000® Value Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

All sectors of the market registered increases in 2010. Consumer discretionary, industrials, and materials were the sectors within benchmark that increased the most. Conversely, health care and utilities were the benchmark sectors that increased the least.

The portfolio had more of an allocation to the financials sector than any other sector in the benchmark – and this was the most important contributor to the Fund’s performance. The Fund’s financial holdings outperformed the corresponding sector within the benchmark and had a higher relative average weighting than the benchmark. Berkshire Hathaway, Wells Fargo, and Julius Baer were among the most important contributors to the Fund’s full-year performance.

Consumer staples companies were also an important reason for the Fund’s performance in 2010. The portfolio’s consumer staples holdings outperformed the corresponding sector within the benchmark – and had a higher relative average weighting than did the benchmark. From this sector, Costco was among the most important contributors to performance for the year.

While energy companies made positive contributions to absolute performance, they were the most important reason that the Fund lagged the benchmark for the year. The Fund’s energy companies underperformed the corresponding benchmark sector, but these firms occupied a higher relative average weighting in the portfolio (when compared to the benchmark). Occidental Petroleum and Canadian Natural Resources were some of the strongest contributors to Fund results from within the energy sector, whereas EOG Resources, Transocean, and China Coal Energy were among the most significant detractors from this sector.

Portfolio holdings within the industrials sector also contributed to absolute performance; however, they were another important reason that the Fund’s performance lagged the benchmark. The Fund’s industrial companies underperformed the benchmark sector and had a lower relative average weighting in industrials than did the benchmark. China Shipping Development was a significant detractor. Elsewhere, three companies – Hewlett Packard, Microsoft, and Visa – were noteworthy detractors.

Subadviser outlook

Our long-term focus usually results in low fund turnover. We do not overreact to past short-term performance from individual holdings on either the upside or the downside. The Fund’s investment strategy is to perform extensive research to buy durable companies at a discount to their intrinsic values and to hold them for the long term. We focus on the future, considering each company’s long-term business fundamentals.

Consistent with our low-turnover strategy, as of December 31, 2010, only two companies had dropped out of the Fund’s top 10 holdings from the end of 2009: Berkshire Hathaway and JPMorgan Chase. The Fund continues to own both of these companies, but in reduced amounts. The two new additions to the Fund’s top 10 holdings, CVS Caremark and Bank of New York Mellon, were among the Fund’s top 20 holdings as of December 31, 2009.

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Continued)

MassMutual Select Large Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Costco Wholesale Corp.	5.3%
Wells Fargo & Co.	4.9%
American Express Co.	4.2%
Occidental Petroleum Corp.	4.1%
CVS Caremark Corp.	3.7%
Devon Energy Corp.	3.5%
EOG Resources, Inc.	3.4%
Merck & Co., Inc.	2.9%
Loews Corp.	2.9%
Canadian Natural Resources Ltd.	2.8%

37.7%

MassMutual Select Large Cap Value Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Financial	26.4%
Consumer, Non-cyclical	21.2%
Energy	16.2%
Consumer, Cyclical	13.3%
Industrial	6.9%
Technology	5.3%
Basic Materials	5.1%
Communications	2.4%
Diversified	1.3%

Total Long-Term Investments	98.1%
Short-Term Investments and Other Assets and Liabilities	1.9%

Net Assets	100.0%

MassMutual Select Large Cap Value Fund Country Weightings (% of Net Assets) on 12/31/10 (Unaudited)

United States	76.2%
Canada	6.2%
Switzerland	5.6%
United Kingdom	2.6%
Hong Kong	2.2%
Netherlands	1.7%
China	1.2%
Brazil	1.0%
Mexico	0.9%
Netherlands Antilles	0.5%

Total Long-Term Investments	98.1%
Short-Term Investments and Other Assets and Liabilities	1.9%

Net Assets	100.0%

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Large Cap Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the S&P 500 Index and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Ten Year Average Annual 1/1/01 - 12/31/10
Class S	13.08%	1.48%	2.47%
Class A	12.48%	0.98%	1.96%
Class A (sales load deducted)*	6.02%	-0.21%	1.36%
Class Y	12.98%	1.41%	2.38%
Class L	12.81%	1.22%	2.21%
S&P 500 Index#	15.06%	2.29%	1.41%
Russell 1000 Value Index	15.51%	1.28%	3.26%

Hypothetical Investments in MassMutual Select Large Cap Value Fund Class N, Class N (CDSC fees deducted), the S&P 500 Index and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 12/31/02 - 12/31/10
Class N	12.20%	0.69%	6.22%
Class N (CDSC fees deducted)*	11.20%	0.69%	6.22%
S&P 500 Index#	15.06%	2.29%	6.67%+
Russell 1000 Value Index	15.51%	1.28%	7.08%+

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Indexed Equity Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Indexed Equity Fund, and who is the Fund’s subadviser?

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly traded common stocks composed of larger-capitalized companies. Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included within the S&P 500® Index. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Class S shares returned 14.57%, trailing the 15.06% return of the S&P 500 Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2010, large-capitalization stocks underperformed both mid- and small-capitalization stocks. All sectors in the benchmark posted positive returns for the year. The largest gain was in consumer discretionary, which returned 27.66% for the year. Information technology, the largest sector in the benchmark, returned 10.19% for the year. Other strong performers were the industrials and materials sectors, which posted returns of 26.71% and 22.20%, respectively. Conversely, health care returned just 2.90%, the smallest sector gain for the year.

The year started in negative territory, as U.S. equity markets suffered losses in January, fueled by mixed corporate earnings and continued concerns around jobless data and consumer confidence levels. In February and March, the equity markets advanced, as many U.S. corporations posted unexpected positive earnings, in tandem with increased corporate activity.

The second quarter started with a better-than-expected earnings season and multiple merger and acquisition (“M&A”) announcements; however, disappointing macroeconomic data and Securities and Exchange Commission (SEC) fraud charges against Goldman Sachs in mid-April helped reverse the market. Multiple sovereign credit downgrades in Europe placed further downward pressure on performance. In mid-June, M&A activity and comments from the Federal Reserve (the “Fed”) provided a brief rally, but the market quickly reverted after disappointing U.S. home sales, Gross Domestic Product (GDP), and several lower-than-expected corporate earnings and guidance announcements.

U.S. markets rallied in the third quarter, driven by better-than-expected earnings reports, increased M&A activity, and speculation concerning the Fed’s quantitative easing efforts, which ultimately resulted in the announcement of further quantitative easing in the form of $600 billion in U.S. Treasury purchases. Share repurchases and/or dividend increases by Microsoft, MasterCard, and Thermo Fisher were seen as positive news by the markets.

A better-than-anticipated start to the earnings season helped equity markets early in the fourth quarter, along with further M&A activity and better-than-expected macroeconomic data. The year ended on a positive note, as December provided positive performance on strong manufacturing data, both in the U.S. and internationally.

Subadviser outlook

In our view, growing new orders in the industrials sector, against a backdrop of falling inventories, bode well for 2011 growth, and many have embraced this more robust outlook. In addition to the economic check-up, policy discussions have focused on two key risks: the European credit crisis and U.S. state and local financial deterioration. With regard to the European credit crisis, while we expect a journey toward greater fiscal unity to be bumpy, we do expect the European Union to work its way through this crisis – predicated on an expectation for reluctant (but forthcoming) German support. Importantly, we see limited systemic risk in the U.S., as meaningful intervention by Fed authorities seems unlikely and potential losses will likely be immaterial to aggregate net worth.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

MassMutual Select Indexed Equity Fund – Portfolio Manager Report (Continued)

MassMutual Select Indexed Equity Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Exxon Mobil Corp.	3.2%
Apple, Inc.	2.6%
Microsoft Corp.	1.8%
General Electric Co.	1.7%
Chevron Corp.	1.6%
International Business Machines Corp.	1.6%
The Procter & Gamble Co.	1.6%
AT&T, Inc.	1.5%
Johnson & Johnson	1.5%
JP Morgan Chase & Co.	1.4%

18.5%

MassMutual Select Indexed Equity Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Consumer, Non-cyclical	20.3%
Financial	15.6%
Technology	12.9%
Energy	12.0%
Communications	11.5%
Industrial	10.9%
Consumer, Cyclical	8.6%
Basic Materials	3.7%
Utilities	3.2%
Diversified	0.0%

Total Long-Term Investments	98.7%
Short-Term Investments and Other Assets and Liabilities	1.3%

Net Assets	100.0%

MassMutual Select Indexed Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Indexed Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Ten Year Average Annual 1/1/01 - 12/31/10
Class S	14.57%	1.88%	0.98%
Class A	14.29%	1.63%	0.66%
Class A (sales load deducted)*	7.72%	0.43%	0.07%
Class Y	14.56%	1.84%	0.95%
Class L	14.69%	1.90%	0.93%
S&P 500 Index	15.06%	2.29%	1.41%

Hypothetical Investments in MassMutual Select Indexed Equity Fund Class Z and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 5/1/01 - 12/31/10
Class Z	14.93%	2.11%	1.82%
S&P 500 Index	15.06%	2.29%	2.00%

Hypothetical Investments in MassMutual Select Indexed Equity Fund Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 12/31/02 - 12/31/10
Class N	13.94%	1.33%	5.62%
Class N (CDSC fees deducted)*	12.94%	1.33%	5.62%
S&P 500 Index	15.06%	2.29%	6.67%+

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Core Opportunities Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Core Opportunities Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term growth of capital by investing primarily in equity securities of large capitalization companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by large, established companies. The Fund’s subadvisers are Victory Capital Management Inc. (Victory), which managed approximately 49% of the Fund’s portfolio; and The Boston Company Asset Management, LLC (The Boston Company), which was responsible for approximately 51% of the Fund’s portfolio, as of December 31, 2010. The Boston Company became a co-subadviser to the Fund effective March 31, 2010.

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Class S shares returned 13.52%, trailing the 15.06% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the Fund’s component that is subadvised by The Boston Company, the portfolio’s strong absolute performance was largely attributable to stock selection in the information technology (“IT”), energy, industrials, and materials sectors. Overall, the portfolio outperformed the benchmark in six of 10 sectors. Overweight positions, relative to the benchmark, in the consumer discretionary and energy sectors also contributed to the portfolio’s relative results for the year. On a stock-specific basis, standout performers included Apple (IT), Informatica Corp. (IT), Anadarko Petroleum (energy), Caterpillar (industrials), and Amazon.com (consumer discretionary).

Conversely, the portfolio’s relative performance was hindered by stock selection in the financials and health care sectors. The greatest detractors from the portfolio’s relative performance for the year included Bank of America Corp. (financials), Research in Motion (IT), Cisco Systems (IT), Amylin Pharmaceuticals (health care), and Microsoft (IT).

In relation to the Fund’s Victory component, the portfolio outperformed the benchmark for the second half of 2010, but underperformed for the year as a whole. Broadly speaking, the portfolio suffered from poor security selection, since sector allocation decisions positively impacted the portfolio’s returns, relative to the benchmark. The portfolio was, on average, overweight in the two best-performing sectors in 2010 (consumer discretionary and industrials) and underweight in the two worst-performing sectors (health care and utilities).

On a positive note, sector allocation added roughly 1% of relative return for the year. Security selection was negative, most prominently in the financials sector, as three of our bottom 10 performers in 2010 were financial holdings – Bank of America Corp., MasterCard Inc., and Charles Schwab Corp.

The portfolio’s best-performing sector relative to the benchmark was technology – where companies leveraged to enterprise spending performed well, as corporations gained confidence and began to spend more freely on technology investments. On a stock-specific basis, EMC benefited, as storage has been a focus area for corporate spending, and Oracle has done well by providing all-in-one solutions for its customers. Qualcomm was the best-performing stock for the portfolio in 2010; we added it after a decline early in the year, and the stock recovered significantly due to the strength in the smartphone market and stabilization in average selling prices. Lastly, Verizon was a top performer, as its high dividend yield was rewarded in the low interest rate environment. Furthermore, anticipation of an iPhone launch and the corresponding potential for share gain helped move Verizon higher.

Subadviser outlook

In our view, prospects for the sustainability of the economic recovery look much brighter for 2011. Fiscal and monetary policies remain accommodative and corporate earnings have rebounded considerably from trough levels. After two consecutive years of growth and further clarity on business activity, corporate managements have gained confidence and are taking advantage of balance sheet flexibility to increase dividends, repurchase shares, and merge with/acquire companies to augment their competitive positioning. Additionally, the third year of a presidential cycle has historically been the strongest for equities, appreciating 19% on average, without a decline since 1939. Overall, we remain positive and believe asset allocation decisions should favor large-capitalization equities.

MassMutual Select Core Opportunities Fund – Portfolio Manager Report (Continued)

MassMutual Select Core Opportunities Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Pfizer, Inc.	3.2%
Google, Inc. Class A	3.2%
QUALCOMM, Inc.	2.6%
Oracle Corp.	2.6%
Target Corp.	2.2%
Schlumberger Ltd.	1.9%
Halliburton Co.	1.9%
JP Morgan Chase & Co.	1.9%
Microsoft Corp.	1.9%
Apple, Inc.	1.8%

23.2%

MassMutual Select Core Opportunities Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Consumer, Non-cyclical	18.5%
Financial	14.3%
Energy	12.9%
Industrial	12.5%
Consumer, Cyclical	12.3%
Technology	11.9%
Communications	10.8%
Basic Materials	3.2%
Utilities	2.1%
Mutual Funds	0.6%

Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%

Net Assets	100.0%

MassMutual Select Core Opportunities Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Core Opportunities Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 3/31/06 - 12/31/10
Class S	13.52%	1.25%
Class A	12.92%	0.77%
Class A (sales load deducted)*	6.43%	-0.48%
Class Y	13.53%	1.17%
Class L	13.28%	1.00%
Class N	12.58%	0.46%
Class N (CDSC fees deducted)*	11.58%	0.46%
S&P 500 Index	15.06%	1.53%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 4/3/06.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Blue Chip Growth Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long term by investing, under normal circumstances, at least 80% of its net assets in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Class S shares returned 16.64%, modestly lagging the 16.71% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. Conversely, the Fund outperformed the 15.06% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Sector weighting was the primary reason for the Fund’s strong absolute performance in 2010, but stock selection was also positive. The information technology (“IT”), consumer discretionary, and energy sectors were the leading relative outperformers. The financials and materials sectors were primary relative detractors.

The Fund’s results in the IT sector benefited from strong stock selection. Apple, the top absolute portfolio contributor, experienced sales growth in all three major products (iPhones, iPods, and Macs) and appeared, at year-end, poised to benefit strongly from the new iPad. The share price of Baidu, operator of China’s most popular Web site, more than doubled on continued earnings growth, benefiting from the effective withdrawal of Google from the Chinese market. Baidu is the dominant search engine in the world’s largest Internet market. Limiting exposure to several significant benchmark holdings that underperformed, such as Cisco Systems, Hewlett-Packard, and Microsoft, also aided the Fund’s performance, relative to the benchmark.

The portfolio’s overweight position in the consumer discretionary sector, relative to the benchmark, also contributed to performance. Marriott, the largest U.S. hotel chain, benefited from a rebound in travel after occupancies hit a 30-year low in 2009. The company turned a profit in the third quarter of 2010 and announced plans to increase the number of rooms, including a significant increase in Brazil. Shares of Starbucks rose steadily on continuing stronger sales. In addition to improving sales in the United States, the coffee chain showed potential for notable international growth, announcing that it would triple the number of stores in China over five years. Amazon.com continued to outperform, due to strong earnings results and a positive impact from the introduction of a new version of its Kindle eReader. The company continued to gain Internet retail market share, as Internet retailers continued to acquire market share at the expense of traditional retailers.

The Fund’s energy position outperformed on stock selection, offsetting an unfavorable underweighting in the strong-performing sector. Schlumberger, the global oilfield services firm, was a top absolute portfolio contributor.

On the downside, the financials sector was by far the Fund’s biggest relative detractor in 2010, largely due to stock selection. Investment banker Goldman Sachs suffered from charges related to its mortgage securities sales. Shares fell sharply after the U.S. Securities and Exchange Commission filed fraud charges against the firm. Consequently, the portfolio reduced its position in the stock. Sector results were also negatively affected by portfolio holdings in bank stocks. Banks are facing regulatory challenges and net interest margins are squeezed by the low interest rate environment.

Subadviser outlook

For 2011, we hold a modestly positive view of the equities market. In our view, earnings and cash flow should improve, boosting investor confidence and thus strengthening equity markets. We are particularly focused on exposure to companies positioned to benefit from high overseas exposure to emerging markets, as we expect economic growth in these areas to outpace growth in developed markets. There is also a good chance for multiple expansions in U.S. equities, as cash sitting on the sidelines is reallocated back into stocks. The Fund is poised to capitalize on the improving market environment, with overweight investments in the consumer discretionary, industrials, and business services sectors.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Continued)

MassMutual Select Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Apple, Inc.	7.3%
Google, Inc. Class A	5.4%
Amazon.com, Inc.	4.7%
Danaher Corp.	3.4%
Schlumberger Ltd.	2.9%
Franklin Resources, Inc.	2.1%
Express Scripts, Inc.	1.9%
Praxair, Inc.	1.9%
QUALCOMM, Inc.	1.9%
Starbucks Corp.	1.7%

33.2%

MassMutual Select Blue Chip Growth Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Communications	23.4%
Consumer, Cyclical	15.5%
Technology	13.8%
Industrial	13.4%
Consumer, Non-cyclical	11.2%
Financial	10.7%
Energy	8.1%
Basic Materials	3.9%
Mutual Funds	0.0%

Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	0.0%

Net Assets	100.0%

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Blue Chip Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the Russell 1000 Growth Index and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 6/1/01 - 12/31/10
Class S	16.64%	3.32%	0.92%
Class A	16.01%	2.84%	0.43%
Class A (sales load deducted)*	9.34%	1.63%	-0.19%
Class Y	16.45%	3.23%	0.81%
Class L	16.30%	3.08%	0.67%
Russell 1000 Growth Index#	16.71%	3.75%	1.39%
S&P 500 Index	15.06%	2.29%	1.95%

Hypothetical Investments in MassMutual Select Blue Chip Growth Fund Class N, Class N (CDSC fees deducted), the Russell 1000 Growth Index and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 12/31/02 - 12/31/10
Class N	15.68%	2.54%	5.31%
Class N (CDSC fees deducted)*	14.68%	2.54%	5.31%
Russell 1000 Growth Index#	16.71%	3.75%	7.21%+
S&P 500 Index	15.06%	2.29%	6.67%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Large Cap Growth Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Large Cap Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term growth of capital and future income by investing primarily in large-capitalization companies that the Fund’s subadviser believes offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Growth Index. The Fund’s subadviser is Rainier Investment Management, Inc. (Rainier).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Class S shares returned 16.60%, modestly underperforming the 16.71% return of the Russell 1000 Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund is managed with a focus on two growth styles: Large Cap Equity and Large Cap Growth Equity

The Fund’s strong absolute performance in 2010 was due in large part to strength in the producer durables and technology sectors. The portfolio benefited from exposure to economically sensitive shares, as industrial and technology holdings rallied along with energy and consumer discretionary stocks. Conversely, the financials sector provided the most drag on the Fund’s performance in 2010.

Cummins Inc. (in the producer durables sector) was the best-performing stock, relative to the benchmark. Deere & Co. was also a strong contributor to performance. Producer durables stocks – benefiting from exposure to high-growth emerging markets, lean cost structures, and profitability levels above historic norms – have been fertile ground for investment opportunity for several years.

Performance within the technology sector also contributed to the Fund’s full-year results, boosted largely by the timely sale of Hewlett-Packard Co. early in 2010. The stock ultimately lagged the benchmark by a wide margin for the 12-month period; consequently, the Fund benefited from not owning it for a majority of the year. For the Large Cap Growth Equity strategy, notable contributors on a stock-specific basis included Citrix Systems Inc. and NetApp Inc., both of which benefited from increasing enterprise spending on technology. For the Large Cap Equity strategy, Apple, Inc. was the largest contributor.

On the downside, the Fund’s financial services holdings suffered the most, with Visa Inc. the largest detractor overall. For the Large Cap Growth Equity strategy, BlackRock Inc. was also a significant laggard. For the Large Cap Equity strategy, Bank of America significantly detracted from portfolio results.

For the Large Cap Growth Equity strategy, within utilities, the Fund owned only one position during the year – AES Corp. – and its underperformance caused the portfolio sector to lag the benchmark sector.

Conversely, within the Large Cap Equity strategy, another sector of significant relative outperformance was materials and processing, where Albemarle Corp. and Precision Castparts Corp. were notable contributors. In the energy sector, Walter Energy Inc. was the biggest outperformer for the year. Walter, a leading company in metallurgical coal production, was boosted by the acquisition of Canadian producer Western Coal Corp.

Subadviser outlook

Although a continuation of the pattern of the second half of 2010 may be too much to hope for, the equity market is, nevertheless, generally giving encouraging signals. Recent outperformance of small-cap stocks typically correlates with an economic recovery

MassMutual Select Large Cap Growth Fund – Portfolio Manager Report (Continued)

and a strong market environment. Commodity prices, which are in an upward trend, are reinforcing that view. The fact that stocks experienced solid gains at a time when China began to tighten monetary policy and European sovereign debt issues remained challenging suggests that the global economy has regained a level of health to withstand potential economic shocks. Whether that turns out to be true remains to be seen, but it is encouraging nonetheless.

From a sector perspective, we believe a continuation of recent trends is likely to persist, with economically sensitive and capital markets-oriented shares leading the way, and defensive non-cyclical stocks likely underperforming.

MassMutual Select Large Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Apple, Inc.	4.7%
Google, Inc. Class A	2.5%
Deere & Co.	2.3%
Oracle Corp.	2.2%
Halliburton Co.	2.1%
The Coca-Cola Co.	2.0%
Chevron Corp.	2.0%
Amazon.com, Inc.	1.9%
Schlumberger Ltd.	1.8%
Cummins, Inc.	1.8%

23.3%

MassMutual Select Large Cap Growth Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)
Technology	17.0%
Industrial	15.2%
Consumer, Non-cyclical	14.1%
Consumer, Cyclical	13.2%
Communications	12.0%
Energy	11.0%
Financial	11.0%
Basic Materials	5.0%
Utilities	0.8%

Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%

Net Assets	100.0%

MassMutual Select Large Cap Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Large Cap Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 12/31/01 - 12/31/10
Class S	16.60%	0.15%	0.61%
Class A	16.14%	-0.27%	0.17%
Class A (sales load deducted)*	9.46%	-1.44%	-0.49%
Class Y	17.11%	0.19%	0.60%
Class L	16.51%	-0.11%	0.52%
Russell 1000 Growth Index	16.71%	3.75%	2.59%+

Hypothetical Investments in MassMutual Select Large Cap Growth Fund Class N, Class N (CDSC fees deducted) and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 12/31/02 - 12/31/10
Class N	15.78%	-0.58%	4.67%
Class N (CDSC fees deducted)*	14.78%	-0.58%	4.67%
Russell 1000 Growth Index	16.71%	3.75%	7.21%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/02.

++ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Aggressive Growth Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Aggressive Growth Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. The Fund’s subadvisers are Sands Capital Management, LLC (Sands Capital), which managed approximately 52% of the Fund’s portfolio; and Delaware Management Company (DMC), which was responsible for approximately 48% of the Fund’s portfolio, as of December 31, 2010.

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Class S shares returned 20.27%, outperforming the 16.71% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the Fund’s Sands Capital component, the portfolio’s outperformance of the benchmark was primarily attributable to security selection. The largest individual contributors to the portfolio’s relative return for 2010 (in descending order) were Salesforce.com, Las Vegas Sands, Illumina, National Oilwell Varco, and Genzyme. The largest detractors from relative performance during the year were Monsanto, Visa, CME Group, Intuitive Surgical, and Google.

Sands Capital initiated nine new holdings during 2010: W.W. Grainger, ASML Holding N.V., Praxair, F5 Networks, Alexion Pharmaceuticals, C.H. Robinson Worldwide, Cree, Netflix, and Southwestern Energy Company. Sands Capital believes each of these companies can deliver significant earnings growth over the next three to five years. Additionally, Sands Capital trimmed nine positions from the portfolio in 2010, because of changes to the companies, including diminished growth prospects, or because other better opportunities were identified. Those eliminated included Stryker, America Movil, Monsanto, VMware, Iron Mountain, Broadcom, CME Group, Genzyme, and FLIR Systems.

For the Fund’s DMC component, a mix of sector allocation and stock selection drove the majority of the portfolio’s performance in 2010. Consistent with DMC’s long-term experience and investment philosophy, it did not allocate to sectors or position the portfolio for any particular positioning bet relative to a call on the economic or investment cycle.

DMC’s stock selection was strong in the technology and health care sectors, but was offset by weakness in the financial services and energy sectors. While the portfolio had an overweight position, relative to the benchmark, in financials, it’s important to note that its financial holdings were primarily not in the traditional “spread lending” financials of banks and insurance companies – but rather in the “transaction” companies of exchanges and payment networks whose business models depend on transaction activity, not on the level or spread of interest rates. However, many of the portfolio’s holdings in transactional financial companies detracted from performance – especially late in the period – over concerns of increased government regulatory scrutiny.

The portfolio’s underperformance in the energy sector was due mainly to an underweight allocation in the sector. The broader energy group of companies was driven by those with direct commodity-price exposure.

Contributing to performance were the portfolio’s technology holdings, which were especially strong, as five of its 10 holdings in that sector each appreciated at least 30% for the year – and four of those, more than 40% for the period. In terms of major technology position changes during the period, DMC sold six stock positions and bought three during the year.

Subadviser outlook

Although the equity market posted a strong return for the year, investors still appear uncertain about the level of future global economic growth. In our view, the sentiment surrounding the magnitude of economic recovery will likely have a large impact on

MassMutual Select Aggressive Growth Fund – Portfolio Manager Report (Continued)

market movements in 2011. While fundamentals may still be trending in a positive direction (from a very low base during the global financial crisis in 2008-2009), we don’t believe we are entering into a typical post-recessionary boom cycle. Rather, we believe the lingering effects of the credit crisis could lead to moderate growth, at best, and are likely to continue to result in often conflicting economic data points and a variety of company outcomes, which will be dependent on the quality of a company’s business model, competitive position, and management.

MassMutual Select Aggressive Growth Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)
Apple, Inc.	6.1%
QUALCOMM, Inc.	5.7%
Visa, Inc. Class A	4.6%
Google, Inc. Class A	4.6%
Amazon.com, Inc.	4.0%
Allergan, Inc.	4.0%
Salesforce.com, Inc.	3.8%
Nike, Inc. Class B	3.3%
IntercontinentalExchange, Inc.	3.2%
Staples, Inc.	2.8%

42.1%

MassMutual Select Aggressive Growth Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)
Consumer, Non-cyclical	24.5%
Communications	23.0%
Technology	17.3%
Consumer, Cyclical	12.8%
Energy	9.2%
Financial	7.7%
Industrial	2.5%
Basic Materials	2.4%

Total Long-Term Investments	99.4%
Short-Term Investments and Other Assets and Liabilities	0.6%

Net Assets	100.0%

MassMutual Select Aggressive Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Aggressive Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Ten Year Average Annual 1/1/01 - 12/31/10
Class S	20.27%	2.36%	-0.39%
Class A	19.50%	1.84%	-0.89%
Class A (sales load deducted)*	12.63%	0.64%	-1.48%
Class Y	20.14%	2.26%	-0.50%
Class L	19.90%	2.10%	-0.65%
Russell 1000 Growth Index	16.71%	3.75%	0.02%

Hypothetical Investments in MassMutual Select Aggressive Growth Fund Class N, Class N (CDSC fees deducted) and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 12/31/02 - 12/31/10
Class N	19.37%	1.54%	7.80%
Class N (CDSC fees deducted)*	18.37%	1.54%	7.80%
Russell 1000 Growth Index	16.71%	3.75%	7.21%+

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select NASDAQ®-100 Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select NASDAQ-100® Fund, and who is the Fund’s subadviser?

The Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the NASDAQ-100 Index®. Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included in the NASDAQ-100 Index. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Class S shares returned 20.42%, outperforming the 19.22% return of the NASDAQ-100 Index (the “benchmark”). The benchmark is a modified capitalization-weighted index composed of the 100 largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System (NASDAQ).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

It is important to note that payouts from class action settlements from former holdings Adelphia, in April, and Worldcom, in June, were the primary contributors to the Fund’s outperformance versus the benchmark. Sector performance was positive for the year ended December 31, 2010. Information technology, the largest weight in the benchmark, returned 20.49%; consumer discretionary returned 26.89%.

The year started in negative territory, as U.S. equity markets suffered losses in January, fueled by mixed corporate earnings and continued concerns around jobless data and consumer confidence levels. In February and March, the equity markets advanced, as many U.S. corporations posted unexpected positive earnings, in tandem with increased corporate activity.

The second quarter started with a better-than-expected earnings season and multiple merger and acquisition (“M&A”) announcements; however, disappointing macroeconomic data and Securities and Exchange Commission (SEC) fraud charges against Goldman Sachs in mid-April helped reverse the market. Multiple sovereign credit downgrades in Europe placed further downward pressure on performance. In mid-June, M&A activity and comments from the Federal Reserve (the “Fed”) provided a brief rally, but the market quickly reverted after disappointing U.S. home sales, Gross Domestic Product (GDP), and several lower-than-expected corporate earnings and guidance announcements.

U.S. markets rallied in the third quarter, driven by better-than-expected earnings reports, increased M&A activity, and speculation concerning the Fed’s quantitative easing efforts, which ultimately resulted in the announcement of further quantitative easing in the form of $600 billion in U.S. Treasury purchases. Share repurchases and/or dividend increases by Microsoft, MasterCard, and Thermo Fisher were seen as positive news by the markets.

A better-than-anticipated start to the earnings season helped equity markets early in the fourth quarter, along with further M&A activity and better-than-expected macroeconomic data. The year ended on a positive note, as December provided positive performance on strong manufacturing data, both in the U.S. and internationally.

Subadviser outlook

In our view, growing new orders in the industrials sector, against a backdrop of falling inventories, bode well for 2011 growth, and many have embraced this more robust outlook. In addition to the economic check-up, policy discussions have focused on two key risks: the European credit crisis and U.S. state and local financial deterioration. With regard to the European credit crisis, while we expect a journey toward greater fiscal unity to be bumpy, we do expect the European Union to work its way through this crisis – predicated on an expectation for reluctant (but forthcoming) German support. Importantly, we see limited systemic risk in the U.S., as meaningful intervention by Fed authorities seems unlikely and potential losses will likely be immaterial to aggregate net worth.

NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”) and are licensed for use by the Fund. The Fund has not been passed on by NASDAQ as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

MassMutual Select NASDAQ®-100 Fund – Portfolio Manager Report (Continued)

MassMutual Select NASDAQ-100 Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)
Apple, Inc.	19.6%
QUALCOMM, Inc.	4.6%
Google, Inc. Class A	4.3%
Microsoft Corp.	3.9%
Oracle Corp.	3.1%
Amazon.com, Inc.	2.5%
Intel Corp.	1.9%
Cisco Systems, Inc.	1.9%
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	1.8%
Starbucks Corp.	1.6%

45.2%

MassMutual Select NASDAQ-100 Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)
Technology	45.4%
Communications	26.3%
Consumer, Non-cyclical	14.1%
Consumer, Cyclical	8.2%
Industrial	2.7%
Energy	0.5%
Basic Materials	0.4%

Total Long-Term Investments	97.6%
Short-Term Investments and Other Assets and Liabilities	2.4%

Net Assets	100.0%

MassMutual Select NASDAQ®-100 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select NASDAQ-100 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the NASDAQ-100 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Ten Year Average Annual 1/1/01 - 12/31/10
Class S	20.42%	6.27%	-0.59%
Class A	19.82%	5.72%	-1.11%
Class A (sales load deducted)*	12.93%	4.47%	-1.70%
Class Y	20.43%	6.20%	-0.70%
Class L	20.00%	6.00%	-0.85%
NASDAQ-100 Index	19.22%	6.16%	-0.54%

Hypothetical Investments in MassMutual Select NASDAQ-100 Fund Class N, Class N (CDSC fees deducted) and the NASDAQ-100 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 12/31/02 - 12/31/10
Class N	19.19%	5.34%	9.64%
Class N (CDSC fees deducted)*	18.19%	5.34%	9.64%
NASDAQ-100 Index	19.22%	6.16%	10.69%+

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the NASDAQ-100 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Focused Value Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Focused Value Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of U.S. companies that the Fund’s subadviser believes are undervalued. The Fund’s subadviser is Harris Associates L.P. (Harris).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Class S shares returned 21.81%, significantly outperforming the 16.10% return of the Russell 1000® Index (the “benchmark”), a widely recognized, unmanaged index representing the performance of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Despite all the warnings that the sharp recovery in 2009 was possibly a fluke, the stock market in 2010 proved to be both resilient and profitable to those willing to focus on corporate fundamentals. The news was daunting at times – a major oil spill, a euro zone debt crisis, and a disruptive election in the U.S. But the economy continued to move forward, and businesses generated robust profits that translated into double-digit gains by the major U.S. equity markets.

When compared to the portfolio’s benchmark, both stock selection and sector weightings added overall relative value to the Fund’s progress for the year. Portfolio positions in the consumer discretionary and industrial sectors, along with a lack of exposure to underperforming health care stocks, exerted the most positive impact. Conversely, technology and utility holdings and a lack of exposure to materials shares detracted most from the Fund’s performance in 2010.

With respect to the management of the portfolio, in the consumer discretionary sector, we added Penn National Gaming and eliminated Best Buy and Discovery Communications. We also sold two consumer staples holdings (Dr Pepper Snapple Group and Safeway) during the year, completely eliminating our exposure to this sector.

On the other hand, we added three new energy stocks (Range Resources, Transocean, and Ultra Petroleum) and we retained all other holdings in this sector. We also added one utility stock (Calpine) to the portfolio, opening exposure to this sector. We acquired Wells Fargo in the financials sector, and retained all of the other financial holdings in the portfolio. We sold one industrial stock (Union Pacific), while continuing to maintain the portfolio’s other industrial investments. In the technology sector, we maintained all portfolio holdings for the year – neither adding nor deleting any technology stocks.

Subadviser outlook

In a world of rock-bottom interest rates, the long-term savings challenge can be daunting for investors. But given current allocations, many investor portfolios seem poorly positioned to achieve their own long-term investment goals. Prospects look good for more gains in corporate profits and cash flow. We believe equities are still inexpensive by most fundamental measures. Also, much uncertainty with regard to the investing environment has faded somewhat. Indeed, the Bush tax cuts were extended, the risk of a “double-dip” recession seems to fall with each economic report, and the new Congress seems aware that it must address the long-term fiscal concerns that tend to worry investors the most. As a result, we think the external environment favors owners versus creditors.

As always, we expect in the short run for stocks to be both volatile and unpredictable. But the market’s fundamentally grounded recovery – and importantly, the improved economy itself – can no longer be ignored, particularly by investors with long-term objectives that cannot be met by low-yielding bonds.

MassMutual Select Focused Value Fund – Portfolio Manager Report (Continued)

MassMutual Select Focused Value Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Intel Corp.	6.5%
Carnival Corp.	6.5%
Robert Half International, Inc.	5.5%
Bank of New York Mellon Corp.	5.4%
Applied Materials, Inc.	5.2%
Illinois Tool Works, Inc.	4.9%
Franklin Resources, Inc.	4.8%
The Boeing Co.	4.8%
National Oilwell Varco, Inc.	4.7%
Discover Financial Services	4.6%

52.9%

MassMutual Select Focused Value Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Financial	18.9%
Consumer, Cyclical	17.8%
Technology	17.0%
Energy	16.6%
Industrial	13.8%
Consumer, Non-cyclical	5.5%
Utilities	3.5%

Total Long-Term Investments	93.1%
Short-Term Investments and Other Assets and Liabilities	6.9%

Net Assets	100.0%

MassMutual Select Focused Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Focused Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 1000 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Ten Year Average Annual 1/1/01 - 12/31/10
Class S	21.81%	6.89%	10.85%
Class A	21.29%	6.36%	10.30%
Class A (sales load deducted)*	14.32%	5.11%	9.65%
Class Y	21.73%	6.78%	10.75%
Class L	21.54%	6.62%	10.58%
Russell 1000 Index	16.10%	2.59%	1.83%

Hypothetical Investments in MassMutual Select Focused Value Fund Class N, Class N (CDSC fees deducted) and the Russell 1000 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 12/31/02 - 12/31/10
Class N	20.90%	6.04%	10.58%
Class N (CDSC fees deducted)*	19.90%	6.04%	10.58%
Russell 1000 Index	16.10%	2.59%	7.23%+

Hypothetical Investments in MassMutual Select Focused Value Fund Class Z and the Russell 1000 Index.

TOTAL RETURN	Since Inception 11/15/10 - 12/31/10
Class Z	4.26%
Russell 1000 Index	6.68%++

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

++ From 12/1/10.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Mid-Cap Value Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of mid-capitalization companies that the subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in the stocks of mid-cap companies. The Fund’s subadvisers are NFJ Investment Group LLC (NFJ), which managed approximately 30% of the Fund’s portfolio; and Systematic Financial Management, L.P. (Systematic), which was responsible for approximately 70% of the Fund’s portfolio, as of December 31, 2010. Effective March 10, 2010, NFJ replaced Cooke & Bieler, L.P. (Cooke & Bieler) as a co-subadviser of this Fund

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Class S shares returned 23.43%, trailing the 24.75% return of the Russell Midcap® Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the Fund’s Systematic component, stock selection helped the portfolio’s performance, relative to the benchmark, in seven of the 10 benchmark sectors. In fact, the portfolio’s strong absolute performance was driven entirely by strong stock selection, while sector allocation had nearly no effect. Stock selection within the energy, information technology (“IT”), and utilities sectors added the most value. This was partially offset by the financials sector, which proved to be detrimental from a stock selection standpoint. In terms of sector allocation, the portfolio’s underweight position, relative to the benchmark, in the utilities sector, which was the weakest-performing sector for the year, and its overweight allocation to the consumer discretionary sector were both beneficial to performance. Conversely, the portfolio’s overweight allocation to the IT sector and underweight stake in the financials sector served as detractors from relative returns.

For the Fund’s NFJ component, stock selection was the primary cause of underperformance, particularly within the energy and financials sectors. On a company-specific basis, two of the largest detractors were found in the industrials sector, where investor skepticism about a global economic recovery played a role in their selloff. Conversely, stock selection in the health care sector was the primary contributor to relative returns. Within the financials sector, the portfolio’s slight overweight position in the insurance industry and underweight allocation in real estate investment trusts (REITs) and real estate-related stocks were a hindrance. Stock picks in the IT and telecommunications sectors contributed, while those in the consumer discretionary, consumer staples, and industrials sectors lagged the benchmark.

Subadviser outlook

The equity markets are seemingly on solid footing, with the theme of muted but sustained improvement in the last three months of 2010 serving as a harbinger for 2011. We are in the fifth quarter of year-over-year growth in earnings and the last two market cycles lasted in excess of 20 quarters each. Our view is that this part of the cycle, coupled with an attractively valued market, should prove beneficial for our strategy.

We continue to focus on those companies we believe possess the best combination of valuation and fundamental improvement, as we remain confident that, in the longer term, stock prices will follow earnings and company fundamentals.

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Continued)

MassMutual Select Mid-Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)
NiSource, Inc.	2.1%
Xerox Corp.	2.1%
Newfield Exploration Co.	2.0%
First Niagara Financial Group, Inc.	1.9%
Lear Corp.	1.8%
Hertz Global Holdings, Inc.	1.7%
American Water Works Co., Inc.	1.7%
Phillips-Van Heusen Corp.	1.6%
Invesco Ltd.	1.6%
KeyCorp	1.6%

18.1%

MassMutual Select Mid-Cap Value Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)
Financial	25.2%
Consumer, Non-cyclical	14.1%
Consumer, Cyclical	11.3%
Industrial	10.8%
Utilities	9.8%
Energy	9.8%
Communications	5.9%
Basic Materials	5.8%
Technology	4.7%

Total Long-Term Investments	97.4%
Short-Term Investments and Other Assets and Liabilities	2.6%

Net Assets	100.0%

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid-Cap Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell Midcap Value Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/29/06 - 12/31/10
Class S	23.43%	2.91%
Class A	22.77%	2.39%
Class A (sales load deducted)*	15.71%	1.01%
Class Y	23.42%	2.82%
Class L	23.10%	2.67%
Class N	22.49%	2.12%
Class N (CDSC fees deducted)*	21.49%	2.12%
Russell Midcap Value Index	24.75%	2.57%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 9/1/06.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Small Cap Value Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks to maximize total return through investment primarily in small capitalization equity securities that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company, LLP (Wellington Management), which managed approximately 62% of the Fund’s portfolio; and Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), which was responsible for approximately 38% of the Fund’s portfolio, as of December 31, 2010.

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Class S shares returned 28.36%, outpacing the 24.50% return of the Russell 2000® Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies (representing small-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the Fund’s Wellington Management component, the portfolio outperformed its benchmark for the year due to strong stock selection, with holdings in the consumer discretionary, consumer staples, and information technology (“IT”) sectors among the top contributors. A residual cash position detracted from portfolio returns, relative to the benchmark, in an upward-trending market.

Top-performing stocks on a relative basis included Belden (industrials), which designs, manufactures, and markets electronic cables and connectivity products for the specialty electronics and data-networking markets; Herbalife (consumer staples), a leading worldwide direct marketer of health and nutrition products; and Arbitron (consumer discretionary), a leading provider of media audience rating services for the radio industry. Among the top relative detractors for the period were Penn Virginia (energy), an independent oil and gas exploration and production company; Matthews International (consumer discretionary), an identification and memorialization products supplier; and ICON (health care), a contract research organization providing outsourced development services on a global basis to the pharmaceutical industry.

For the Fund’s Barrow Hanley component, stocks with long-term potential based on economic recovery and expansion did well. Some, depending mostly on their relative unpopularity during the bear market, performed spectacularly. On the other hand, the “safe” or defensive stocks that were so comforting during the downturn continued to perform dismally on a relative basis almost without exception. Once more, as it has been since the market lows almost two years ago, returns were inversely related to market capitalization (i.e., smaller performed better).

With the exception of the industrials sector, Barrow Hanley’s results generally followed the general market trends. Very strong, early in the cycle contributions from stocks like Oshkosh, Regal Beloit, and Flowserve gave Barrow Hanley the opportunity to add some laggard, later-cycle industrials, such as Gibraltar Industries, Simpson Manufacturing, Mobile Mini, Comfort Systems, and more recently, Trex and Herman Miller.

Top individual stock contributors for the year tell the story in terms of sector-relative performance, too. They were Valassis Communications, Gentex, Cabela’s, American Axle & Manufacturing, and Men’s Wearhouse. Consumer discretionary was the top-performing sector for the year. IT was also a sector standout for 2010, as Cognex Corp., Vishay Intertechnology Inc., and Littelfuse Inc. were among the 10 top contributors to overall portfolio returns for 2010.

Only the energy and industrials sectors had a negative significant bearing on the year’s results. The poor performance of the portfolio’s very limited energy sector holdings follows a considerable period of good results during which we sold positions.

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Continued)

Subadviser outlook

We believe the high levels of pessimism in evidence today are somewhat extreme. Most importantly, for equities in general, we expect a considerable period of time in which a greater pace of recovery emerges in a very depressed level of economic activity. The evidence lies in the last few quarters’ unprecedented explosion in corporate profitability. This astonishing development has begun to materialize even as revenues have recovered at a fraction of their normal pace to levels far below those of 2007. We feel investors’ considerable caution will evaporate over time, lifting valuations tremendously from current levels.

MassMutual Select Small Cap Value Equity Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Belden, Inc.	2.0%
MAXIMUS, Inc.	2.0%
Carlisle Cos., Inc.	2.0%
Diebold, Inc.	1.6%
PolyOne Corp.	1.6%
Mattel, Inc.	1.5%
Arbitron, Inc.	1.5%
Vishay Intertechnology, Inc.	1.5%
Terex Corp.	1.4%
The Cato Corp. Class A	1.4%

16.5%

MassMutual Select Small Cap Value Equity Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Industrial	28.5%
Consumer, Cyclical	18.3%
Financial	16.3%
Consumer, Non-cyclical	14.4%
Technology	7.4%
Energy	4.2%
Utilities	3.9%
Basic Materials	2.6%
Communications	1.2%

Total Long-Term Investments	96.8%
Short-Term Investments and Other Assets and Liabilities	3.2%

Net Assets	100.0%

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Cap Value Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell 2000 Value Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 3/31/06 - 12/31/10
Class S	28.36%	0.25%
Class A	27.77%	-0.23%
Class A (sales load deducted)*	20.42%	-1.47%
Class Y	28.35%	0.15%
Class L	28.19%	0.03%
Class N	27.34%	-0.53%
Class N (CDSC fees deducted)*	26.34%	-0.53%
Russell 2000 Value Index	24.50%	0.98%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 4/3/06.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Company Value Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Small Company Value Fund, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies that the Fund’s subadvisers consider to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Federated Clover Investment Advisors (Federated Clover), which managed approximately 39% of the Fund’s portfolio; T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 49% of the Fund’s portfolio; and EARNEST Partners, LLC (Earnest Partners), which oversaw approximately 12% of the Fund’s portfolio, as of December 31, 2010.

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Class S shares returned 23.25%, lagging the 24.50% return of the Russell 2000® Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies (representing small-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. Similarly, the Fund trailed the 26.85% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the Fund’s T. Rowe Price component, performance relative to the benchmark was hindered by stock selection – although this was partially offset by favorable sector allocation. Sectors of the portfolio that underperformed their counterparts within the benchmark included consumer discretionary, health care, industrials and business services, and materials. Energy and financials were notable sectors of the portfolio that outperformed the benchmark.

Stock selection in the consumer discretionary sector detracted from the portfolio’s relative performance – particularly the portfolio’s holdings in the specialty retail and diversified consumer services industries. Similarly, portfolio performance relative to the benchmark in the industrials and business services sector was hampered by stock selection – although an overweight position in the sector helped to offset this somewhat. Stock selection also detracted in the materials sector, although once again, an overweight position proved beneficial, as this was the strongest-performing sector for the one-year period.

On the plus side, the portfolio benefited from the strong performance of its energy holdings, which outpaced the benchmark by a wide margin. The financials sector of the portfolio also aided relative performance, both due to a substantially underweight position and favorable stock selection.

For the Fund’s Federated Clover component, portfolio performance was driven by exceptionally strong stock selection – particularly in the materials, health care, and energy sectors. Merger and acquisition (M&A) activity contributed to performance during the year, as six holdings were either bid for or acquired. Conversely, the portfolio’s relative performance was partially offset by weaker picks in the consumer discretionary and utilities sectors.

In relation to the Fund’s Earnest Partners component, portfolio holdings in the energy, materials, and industrials companies were the strongest absolute performers – reflecting strong demand for commodities, coming particularly from emerging economies. Conversely, the portfolio’s relative overweight to health care, a sector that came under pressure given noise around legislative reform, negatively impacted performance. The portfolio’s underweight position in materials, particularly precious metals (which seemingly rose as much on speculation as demand), also had a negative effect on the portfolio’s relative performance.

Subadviser outlook

The economic recovery appears to have entered a more secure phase in recent months. The only significant concern we have for the global economy is the potential for inflation. Continued growth in the U.S. and abroad should provide a favorable backdrop

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Continued)

for equity prices, but we are mindful that strong gains will be difficult to achieve following a year in which small-cap stock prices increased by well over 20%. We would not be surprised to see a correction in coming months, which may consolidate gains and drain some of the exuberance from the market. On balance, we expect an “up” year for equities in 2011, although not on the same scale as the past two years.

MassMutual Select Small Company Value Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

ProAssurance Corp.	1.2%
Aaron’s, Inc.	1.0%
Nordson Corp.	0.9%
El Paso Electric Co.	0.9%
Stifel Financial Corp.	0.9%
SVB Financial Group	0.9%
Landstar System, Inc.	0.9%
First Potomac Realty Trust	0.9%
Genesee & Wyoming, Inc. Class A	0.8%
Northern Oil and Gas, Inc.	0.8%

9.2%

MassMutual Select Small Company Value Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Financial	25.4%
Industrial	21.5%
Consumer, Cyclical	11.4%
Consumer, Non-cyclical	11.4%
Energy	8.5%
Basic Materials	6.2%
Utilities	5.0%
Communications	4.1%
Technology	3.7%
Mutual Funds	0.4%

Total Long-Term Investments	97.6%
Short-Term Investments and Other Assets and Liabilities	2.4%

Net Assets	100.0%

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Company Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the Russell 2000 Value Index and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 12/31/01 - 12/31/10
Class S	23.25%	5.14%	8.07%
Class A	22.68%	4.68%	7.60%
Class A (sales load deducted)*	15.63%	3.45%	6.89%
Class Y	23.23%	5.11%	8.03%
Class L	23.08%	4.96%	7.86%
Russell 2000 Value Index#	24.50%	3.52%	7.81%+
Russell 2000 Index	26.85%	4.47%	6.77%+

Hypothetical Investments in MassMutual Select Small Company Value Fund Class N, Class N (CDSC fees deducted), the Russell 2000 Value Index and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 12/31/02 - 12/31/10
Class N	22.38%	4.37%	10.26%
Class N (CDSC fees deducted)*	21.38%	4.37%	10.26%
Russell 2000 Value Index#	24.50%	3.52%	10.49%++
Russell 2000 Index	26.85%	4.47%	10.78%++

Hypothetical Investments in MassMutual Select Small Company Value Fund Class Z, the Russell 2000 Value Index and the Russell 2000 Index.

TOTAL RETURN	Since Inception 11/15/10 - 12/31/10
Class Z	8.59%
Russell 2000 Value Index #	8.31%+++
Russell 2000 Index	7.94%+++
GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/02.

++ From 1/2/03.

+++ From 12/1/10.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Mid Cap Growth Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital growth by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers believe offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in either the S&P MidCap 400 Index or the Russell Midcap® Growth Index. The Fund’s subadvisers are Wellington Management Company, LLP (Wellington Management), which managed approximately 60% of the Fund’s portfolio; and Turner Investment Partners, Inc. (Turner), which was responsible for approximately 40% of the Fund’s portfolio, as of December 31, 2010.

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Class S shares returned 24.83%, underperforming the 26.38% return of the Russell Midcap Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the Fund’s Wellington Management component, the portfolio registered a strong positive absolute return for the year, yet trailed its benchmark, primarily due to weak security selection in the consumer discretionary, financials, and health care sectors. This weakness was offset in part by strong selection in the consumer staples and materials sectors. Sector allocation, a residual of bottom-up stock selection, marginally contributed to results, as the portfolio benefited from an underweight position, relative to the benchmark, in the utilities sector – and an overweight in the consumer discretionary sector.

Among the top relative detractors in the portfolio were Adobe Systems (information technology [“IT”]), a creative business and mobile software and services company; Strayer Education (consumer discretionary), an education services company; and VistaPrint (IT), an online provider of customized marketing products and services to micro businesses worldwide. Conversely, the top relative contributors to the portfolio were Riverbed Technology (IT), a wide area network (WAN) applications and services firm; Skyworks Solutions (IT), a producer of standard and custom linear semiconductor products; and US Airways (industrials).

For the Fund’s Turner component, in absolute terms, every portfolio sector generated positive returns, led by the technology and producer durables sectors. On a relative basis, the technology sector, by far, was the best-returning market segment. Meanwhile, the health care sector, which posted a solid absolute return, detracted from results.

The technology sector was the largest contributor to relative gains, aided by what Turner feels is a sustained increase in corporate spending – where standouts included F5 Networks, a firm that offers hardware and software solutions that optimize the delivery of network-based applications (and a recent addition to the S&P 500® Index), and Salesforce.com, which specializes in customer relationship management applications.

Conversely, the portfolio’s health care holdings could not keep pace with the benchmark and thus detracted from relative results for the year. Although the portfolio’s health care holdings produced a healthy absolute gain of approximately 12% for the year, that performance still fell short of the 21% return of the benchmark. Intuitive Surgical, the maker of the da Vinci robotic surgical device, was the largest portfolio detractor for the year. Biopharmaceutical company Human Genome Sciences also hampered performance, as a U.S. advisory panel raised concerns regarding the safety of their FDA-approved drug Benlysta, a treatment for lupus – an event that could ultimately limit the company’s sales volume.

Subadviser outlook

Although equity markets posted solid gains over the past year, we believe that the market can continue to march higher for several reasons. First, the market still appears inexpensive from a valuation standpoint. The S&P 500 Index trades at 15.0 times

MassMutual Select Mid Cap Growth Equity Fund – Portfolio Manager Report (Continued)

2011’s earnings versus a 20-year average of 21.6 times. Second, earnings continue to exceed Wall Street’s expectations, with the S&P 500 Index reporting seven straight quarters of positive earnings surprises. We expect this trend to continue throughout 2011. Third, in our view, the equity market should benefit from a continuation of corporate-related mergers, as companies seek ways to generate returns from their stockpiles of cash. Lastly, as 2011 is the third year of a presidential cycle (these years tend to be the most fruitful – from a historical perspective – averaging more than 14% since 1929), we expect equity markets to be strong.

MassMutual Select Mid Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Coach, Inc.	1.6%
Green Mountain Coffee Roasters, Inc.	1.5%
Tempur-Pedic International, Inc.	1.4%
Broadcom Corp. Class A	1.3%
Invesco Ltd.	1.3%
Priceline.com, Inc.	1.2%
CF Industries Holdings, Inc.	1.2%
Skyworks Solutions, Inc.	1.2%
Polycom, Inc.	1.1%
Dick’s Sporting Goods, Inc.	1.1%

12.9%

MassMutual Select Mid Cap Growth Equity Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Consumer, Non-cyclical	23.0%
Consumer, Cyclical	19.5%
Technology	16.4%
Communications	11.9%
Industrial	10.8%
Financial	5.6%
Energy	5.5%
Basic Materials	5.3%

Total Long-Term Investments	98.0%
Short-Term Investments and Other Assets and Liabilities	2.0%

Net Assets	100.0%

MassMutual Select Mid Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell Midcap Growth Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Ten Year Average Annual 1/1/01 - 12/31/10
Class S	24.83%	1.56%	-0.70%
Class A	24.25%	1.07%	-1.17%
Class A (sales load deducted)*	17.11%	-0.12%	-1.75%
Class Y	24.71%	1.49%	-0.77%
Class L	24.59%	1.33%	-0.92%
Russell Midcap Growth Index	26.38%	4.88%	3.12%

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity Fund Class N, Class N (CDSC fees deducted) and the Russell Midcap Growth Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 12/31/02 - 12/31/10
Class N	23.80%	0.77%	7.03%
Class N (CDSC fees deducted)*	22.80%	0.77%	7.03%
Russell Midcap Growth Index	26.38%	4.88%	11.24%+

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Mid Cap Growth Equity II Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers believe offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s subadvisers expect to grow at a faster rate than the average company. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which oversaw approximately 79% of the Fund’s portfolio; and Frontier Capital Management Company, LLC (Frontier), which was responsible for approximately 21% of the Fund’s portfolio, as of December 31, 2010. Frontier became a co-subadviser of this Fund effective August 30, 2010.

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Class S shares returned 28.03%, exceeding the 26.38% return of the Russell Midcap® Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the Fund’s T. Rowe Price component, the energy sector boosted the portfolio’s results, relative to the benchmark, due to favorable stock selection. Several leading holdings came from the energy equipment and services industry, including FMC Technologies, Trican Well Service, and Smith International – which was acquired by Schlumberger earlier in the year. Elsewhere in the sector, the portfolio’s position in CNX Gas was rewarded when CONSOL Energy acquired the company at a significant premium.

Health care was another area of outperformance, also due to stock choices. The portfolio’s position in Valeant Pharmaceuticals proved beneficial; the company merged with Biovail, another pharmaceutical firm, which drove up Valeant’s stock price. Edwards Lifesciences helped as well, due to the news the company had received Food and Drug Administration (FDA) approval to start clinical trials on a new heart valve. T. Rowe Price’s stock selection in consumer discretionary provided an additional boost to relative results, particularly within the hotels, restaurants, and leisure industry. In particular, portfolio holdings in Chipotle Mexican Grill, Wynn Resorts, and Marriott all proved helpful.

On the downside, a primary detractor from performance for the year was the financials sector, in which portfolio holdings underperformed. Options exchange CBOE Holdings faltered as market volatility, which generates more fees for the firm, decreased soon after its initial public offering (IPO). Puerto Rican bank Popular also proved detrimental due to concerns with asset quality. Another underperforming holding was Janus Capital Group, which experienced higher-than-anticipated redemptions from the company’s quantitative fund division.

With respect to the Fund’s Frontier component, the portfolio benefited from strong contributions from the technology, health care, and producer durables sectors. In the fourth quarter of 2010, the portfolio’s top-performing stock was Skyworks Solutions. Skyworks traded at a substantial discount to the market, yet enjoyed 20% plus earnings growth driven by the rapid adoption of smartphones, their continued market share gains in power amplifiers, and their consistent margin improvement.

In addition to the substantial contributions from technology stocks (as mentioned above), portfolio holdings in the health care (Cooper Companies) and producer durables (Chicago Bridge and BE Aerospace) sectors were solid performance drivers in the last quarter of 2010.

Subadviser outlook

The economy continued its slow recovery during the fourth quarter of 2010. As consumers tried to shore up their balance sheets, the Federal Reserve (the “Fed”) attempted to compensate with a new round of quantitative easing; however, we question the

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Continued)

effectiveness of the move, as it has been contributing to domestic currency volatility. We are mindful that the recent rally focused on a relatively narrow group of high-momentum stocks, but we believe that in the long run, mid-cap growth investors are better served by focusing on reasonably priced companies with enduring franchises. Equity valuations are attractive compared to bonds, particularly in light of the recent Fed action. Ultimately, we believe the only long-term path to economic growth for the U.S. is to produce more domestically, leading us to seek out high-value-added manufacturing firms that stand to benefit from a decrease in offshore production. Meanwhile, we are cautious on consumer discretionary, due to weak consumer spending.

MassMutual Select Mid Cap Growth Equity II Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

AMETEK, Inc.	1.8%
IHS, Inc. Class A	1.4%
Rovi Corp.	1.2%
Roper Industries, Inc.	1.0%
McDermott International, Inc.	1.0%
JDS Uniphase Corp.	1.0%
Agnico-Eagle Mines Ltd.	1.0%
Juniper Networks, Inc.	1.0%
Chipotle Mexican Grill, Inc.	1.0%
Fiserv, Inc.	1.0%

11.4%

MassMutual Select Mid Cap Growth Equity II Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Consumer, Non-cyclical	20.9%
Technology	17.0%
Industrial	15.8%
Consumer, Cyclical	14.4%
Communications	10.9%
Energy	8.2%
Financial	6.1%
Basic Materials	2.1%
Utilities	0.8%
Mutual Funds	0.7%

Total Long-Term Investments	96.9%
Short-Term Investments and Other Assets and Liabilities	3.1%

Net Assets	100.0%

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity II Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell Midcap Growth Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Ten Year Average Annual 1/1/01 - 12/31/10
Class S	28.03%	6.50%	7.06%
Class A	27.43%	5.97%	6.54%
Class A (sales load deducted)*	20.10%	4.73%	5.91%
Class Y	27.91%	6.40%	6.97%
Class L	27.76%	6.24%	6.80%
Russell Midcap Growth Index	26.38%	4.88%	3.12%

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity II Fund Class N, Class N (CDSC fees deducted) and the Russell Midcap Growth Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 12/31/02 - 12/31/10
Class N	27.05%	5.66%	11.48%
Class N (CDSC fees deducted)*	26.05%	5.66%	11.48%
Russell Midcap Growth Index	26.38%	4.88%	11.24%+

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity II Fund Class Z and the Russell Midcap Growth Index.

TOTAL RETURN	Since Inception 11/15/10 - 12/31/10
Class Z	7.43%
Russell Midcap Growth Index	6.24%++

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

++ From 12/1/10.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Small Cap Growth Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company, LLP (Wellington Management), which managed approximately 47% of the Fund’s portfolio; and Waddell & Reed Investment Management Company (Waddell & Reed), which was responsible for approximately 53% of the Fund’s portfolio, as of December 31, 2010.

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Class S shares returned 23.11%, significantly underperforming the 29.09% return of the Russell 2000® Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. The Fund also trailed the 26.85% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s Waddell & Reed component experienced strong absolute performance for the year, despite lagging the benchmark, with all sectors except health care posting double-digit gains. Over the course of the year, the largest sector allocation increases were in cyclical sectors, such as industrials and energy, as mounting economic evidence and stimulative monetary and fiscal policy led to the market’s conviction that a “double-dip” recession would be avoided. An overweight position in the energy sector, relative to the benchmark, contributed to performance for the year, but stock selection within this sector trailed the benchmark. Despite the fact that the energy sector was, in 2010, a benefactor of the resurgence in global economic activity, holdings within the portfolio were concentrated in the deep-water drilling service industry, which generally underperformed.

The consumer discretionary sector performed well, but occupied a larger position in the portfolio early in 2010. Waddell & Reed reduced the portfolio’s allocation in consumer discretionary in the latter half of the year, taking profits in some positions. Detracting from the portfolio’s performance, relative to the benchmark, was stock selection within the health care sector, where continued regulatory pressure on reimbursements and uncertainty on insurance coverage led to a great deal of investor uncertainty. Toward the second half of the year, Waddell & Reed leveraged some opportunities to increase exposure to specific health care device companies – after which time the sector’s performance improved. The technology sector performed well for the year, although Waddell & Reed trimmed some software holdings on profit-taking. Waddell & Reed increased the portfolio’s exposure within the technology sector in some areas that could be more prone to benefit from the economic rebound – such as semi-conductors.

With respect to the Fund’s Wellington Management component, weak stock selection in the consumer discretionary, energy, information technology (“IT”), financials, health care, and industrials sectors hampered the portfolio’s performance for the year – which more than offset Wellington Management’s strong stock selection in the health care, consumer discretionary, and industrials sectors.

Stocks that detracted the most from relative returns during the period were Equinix (IT), a commercial data center and Internet exchange services company (eliminated from the portfolio); SunPower (IT), an integrated solar products company; DreamWorks Animation (consumer discretionary), a computer-generated, animated feature film company; NutriSystem (consumer discretionary), a provider of weight-loss products and services (eliminated from the portfolio); Comstock Resources (energy), which engages in the acquisition, development, production, and exploration of oil and natural gas; and VistaPrint (IT), an online provider of customized marketing products and services to small businesses worldwide.

Top contributors to relative performance during the period included Netezza (IT), an innovative provider of data warehouse and analytic appliances; Skyworks Solutions (IT), a wireless handset chip supplier; OSI Pharmaceuticals (health care), a

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

biotechnology company (eliminated from the portfolio); Tenneco (consumer discretionary), a supplier of emissions and ride control components for automobiles and commercial vehicles; TRW Automotive (consumer discretionary), an auto parts supplier that was eliminated from the portfolio, as the stock’s market capitalization rose out of the portfolio’s range; and ArvinMeritor (industrials), a commercial vehicle components manufacturer with market-leading positions in axles and brakes.

Subadviser outlook

We believe that strong profits, low interest rates, and stimulative federal and monetary actions should continue to drive the momentum in the market and economy at least over the near term. Margin improvement has helped support profit growth and consequently, our view is that revenue growth will become a bigger factor in driving earnings growth going forward. Our view is that a recent improvement in bank lending is a strong positive, as the money supply has grown, although velocity has been lacking. Employment and housing continue to be in an elongated recovery process, with prospects for gradual improvement. Finally, we believe that if bond flows reverse direction, this could provide another boost for equities.

MassMutual Select Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

LKQ Corp.	2.3%
Wabtec Corp.	2.3%
Under Armour, Inc. Class A	2.2%
Portfolio Recovery Associates, Inc.	2.1%
MICROS Systems, Inc.	2.1%
Volcano Corp.	2.0%
General Cable Corp.	1.9%
Greenhill & Co., Inc.	1.9%
PerkinElmer, Inc.	1.8%
Dril-Quip, Inc.	1.7%

20.3%

MassMutual Select Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Consumer, Non-cyclical	20.3%
Industrial	19.3%
Consumer, Cyclical	18.2%
Technology	16.4%
Communications	9.8%
Financial	7.4%
Energy	5.8%
Basic Materials	1.0%
Mutual Funds	0.8%
Utilities	0.6%

Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%

Net Assets	100.0%

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the Russell 2000 Growth Index and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Ten Year Average Annual 1/1/01 - 12/31/10
Class S	23.11%	4.52%	4.19%
Class A	22.39%	3.97%	3.63%
Class A (sales load deducted)*	15.35%	2.74%	3.02%
Class Y	23.00%	4.38%	4.05%
Class L	22.77%	4.23%	3.89%
Russell 2000 Growth Index#	29.09%	5.30%	3.78%
Russell 2000 Index	26.85%	4.47%	6.33%

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class N, Class N (CDSC fees deducted), the Russell 2000 Growth Index and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 12/31/02 - 12/31/10
Class N	22.05%	3.64%	9.96%
Class N (CDSC fees deducted)*	21.05%	3.64%	9.96%
Russell 2000 Growth Index#	29.09%	5.30%	10.91%+
Russell 2000 Index	26.85%	4.47%	10.78%+

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class Z, the Russell 2000 Growth Index and the Russell 2000 Index.

TOTAL RETURN	Since Inception 11/15/10 - 12/31/10
Class Z	8.38%
Russell 2000 Growth Index#	7.59%++
Russell 2000 Index	7.94%++

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/03.

++ From 12/1/10.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Company Growth Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Small Company Growth Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are The Boston Company Asset Management, LLC (The Boston Company), which managed approximately 27% of the Fund’s portfolio; and Eagle Asset Management, Inc. (Eagle), which was responsible for approximately 73% of the Fund’s portfolio, as of December 31, 2010.

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Class S shares returned 33.64%, outpacing the 29.09% return of the Russell 2000 Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the Fund’s Eagle component, the portfolio significantly outperformed the benchmark in each of the top-performing sectors (i.e., energy, consumer discretionary, information technology, and materials). The top three stocks for the year were Rovi, a provider of television guides for set-top boxes; Riverbed Technology, which sells hardware and software appliances that help reduce network bandwidth costs and accelerate the delivery of application data across corporate networks; and TIBCO Software, a provider of enterprise middleware software. Conversely, financials and industrials were the most significant underperforming sectors on a relative basis. The worst-performing stocks for the year were FormFactor, a supplier of testing equipment for computer memory; Compellent Technologies, a data management company; and Genoptix, an independent clinical laboratory.

For The Boston Company component of the Fund, positive contributors to performance included the consumer staples sector, where the personal products segment was particularly strong. The portfolio also benefited from an investment in a fragrance distributor, which reported strong results throughout the year due to successful new product launches and impressive market share gains, especially in emerging markets. Conversely, the portfolio lagged on a relative basis within the industrials sector, primarily due to the professional services and the road and rail segments. Within professional services, an investment in several staffing companies fell as labor market data points had been mixed. Additionally, several investments in the logistics/trucking segment saw declines as volume and pricing trends had moderated over the summer. The information technology sector was also an area of weakness for the portfolio, primarily impacted by the software segment. And the health care sector was a laggard overall, as health care reform presents considerable uncertainty, and utilization was an issue across most segments.

Subadviser outlook

There is no doubt the economy is improving. Gains have been made due to government intervention, but the private sector is picking up in terms of increased economic activity. Durable goods orders increased going into the end of the year due to increased corporate activity, which supported gross domestic product (“GDP”) growth. (GDP reflects the total value of goods and services produced in the United States.) Solid manufacturing activity and improved consumer spending may improve GDP growth even further. The extension of the Bush tax cuts will likely act as an additional form of stimulus, so economic activity could be strong going into 2011. However, some challenges remain. At some point job growth is necessary to support any sustained spending gains. We believe employment is improving, but will likely be slow to emerge. The other sticking point for the economy has been the housing market. There may be further downward pressure in some markets, as the system must still contend with inventory yet to be addressed. But housing appears close to long-term lows across several key measurements, and any continued economic improvement could positively impact the segment. We continue to utilize a long-term view and seek to identify investment opportunities that emerge from short-term issues and market overreactions.

MassMutual Select Small Company Growth Fund – Portfolio Manager Report (Continued)

MassMutual Select Small Company Growth Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Lufkin Industries, Inc.	2.3%
Genesco, Inc.	2.1%
Vitamin Shoppe, Inc.	2.1%
WABCO Holdings, Inc.	1.7%
Riverbed Technology, Inc.	1.6%
Oyo Geospace Corp.	1.5%
Rovi Corp.	1.5%
GrafTech International Ltd.	1.5%
TIBCO Software, Inc.	1.4%
DTS, Inc.	1.4%

17.1%

MassMutual Select Small Company Growth Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Consumer, Cyclical	22.6%
Consumer, Non-cyclical	21.0%
Technology	18.9%
Industrial	14.5%
Communications	5.8%
Energy	5.6%
Financial	5.2%
Basic Materials	4.1%
Mutual Funds	1.3%

Total Long-Term Investments	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%

Net Assets	100.0%

MassMutual Select Small Company Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Company Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 2000 Growth Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 12/31/01 - 12/31/10
Class S	33.64%	3.84%	3.68%
Class A	32.87%	3.37%	3.20%
Class A (sales load deducted)*	25.23%	2.15%	2.52%
Class Y	33.51%	3.78%	3.62%
Class L	33.20%	3.64%	3.48%
Russell 2000 Growth Index	29.09%	5.30%	5.34%+

Hypothetical Investments in MassMutual Select Small Company Growth Fund Class N, Class N (CDSC fees deducted) and the Russell 2000 Growth Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 12/31/02 - 12/31/10
Class N	32.53%	3.07%	8.14%
Class N (CDSC fees deducted)*	31.53%	3.07%	8.14%
Russell 2000 Growth Index	29.09%	5.30%	10.91%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/02.

++ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Diversified International Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Diversified International Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long term by investing primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. The Fund’s subadviser is AllianceBernstein L.P. (AllianceBernstein).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Class S shares returned 5.39%, substantially underperforming the 11.15% return of the Morgan Stanley Capital International All Country World Index (MSCI® ACWI®) ex-U.S. (the “benchmark”), an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During 2010, macro-economic uncertainties – including concerns about sovereign debt troubles in Europe, Chinese growth, and the fears of a double-dip recession in the United States – prompted a flight to safe assets such as government debt, particularly in the second quarter. Markets were characterized by moves into and out of riskier assets. Stocks tended to trade in the same direction despite a wide divergence in underlying individual company performance. A high level of risk aversion led investors to shun the inexpensive controversial stocks commonly held by the Fund.

Reflecting the market environment, Fund performance was weakest in the second quarter, when anxiety was especially high. The Fund’s underperformance, relative to the benchmark, during the year came primarily from weak stock selection, especially in the consumer discretionary, industrials, and information technology sectors.

Within the consumer discretionary sector, Hong Kong-based clothing retailer Esprit was the largest detractor, as investors grew frustrated over the slowness of the company’s turnaround effort. We retained the Fund’s position in the stock, however, as it remained attractively valued versus peers and offers strong upside potential, in our view. Among industrials, French-based Bouygues detracted most when concerns about the impact of the European sovereign debt crisis led investors to punish the stock, particularly during the second quarter.

Consumer electronics companies Toshiba and Sharp weighed on Fund returns for the full year. Sharp, which competes with Korean companies, was adversely affected in part by weaker liquid crystal display (LCD) pricing. Toshiba misjudged the memory card market in 2010, and the company’s margins suffered as a result.

Several European financial holdings also suffered from sovereign debt concerns, including Banco Santander and UniCredit, the Spanish and Italian banking groups. As the crisis evolved, we sold Santander and trimmed the Fund’s exposure to UniCredit. While the Fund held select underperforming European financial stocks, we avoided many benchmark companies that were most impacted by the crisis.

Holdings in several sectors benefited from signs of improving demand, which is likely to continue as the global economic recovery progresses. For example, BMW advanced when demand recovered and the company introduced new models, helping it gain market share and outperform peers. Stock selection in the materials sector was the largest positive contributor. Stocks such as Xstrata (Switzerland) and Rio Tinto (England/Australia), benefited from a strong price surge in the commodity sector, driven by the Federal Reserve’s second quantitative easing initiative, which was announced in early November, and the resulting U.S. dollar weakness.

Subadviser outlook

In 2011, we expect good economic news and robust corporate earnings to allay investor fears, which should lead the market to recognize and reward the attractive fundamentals and valuations of the Fund’s holdings. There are already tentative signs that the tide of investor sentiment may be turning. For example, outflows from equity funds have started to abate, which we expect to continue in 2011. And as anxiety eases, valuation disparities between the least and most expensive stocks in the market are likely to narrow from current elevated levels. In the past, this Fund has generally performed well when valuation spreads narrowed. As the recovery in value stocks resumes, we believe the Fund should benefit, because, on average, Fund holdings are typically less expensive than the market and most competitors. We continue to believe the Fund is well positioned to deliver long-term outperformance as growing confidence leads investors to recognize company strength and as value stocks return to favor.

MassMutual Select Diversified International Fund – Portfolio Manager Report (Continued)

MassMutual Select Diversified International Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Vale SA Sponsored ADR (Brazil)	2.6%
AstraZeneca PLC	2.4%
Samsung Electronics Co., Ltd.	2.4%
Gazprom OAO Sponsored ADR (Russia)	2.1%
Royal Dutch Shell PLC Class A	1.9%
Rio Tinto PLC	1.8%
Vodafone Group PLC	1.7%
Allianz SE	1.7%
BP PLC	1.6%
Novartis AG	1.6%

19.8%

MassMutual Select Diversified International Fund Country Weightings (% of Net Assets) on 12/31/10 (Unaudited)

Japan	18.9%
United Kingdom	17.3%
France	10.6%
Germany	6.3%
Republic of Korea	6.2%
Brazil	5.0%
Canada	4.9%
Russia	3.3%
Italy	3.0%
Taiwan	2.4%
Switzerland	1.9%
China	1.9%
Australia	1.8%
Belgium	1.5%
Turkey	1.5%
South Africa	1.2%
Hong Kong	1.0%
Thailand	1.0%
Netherlands	1.0%
Bermuda	1.0%
Poland	0.9%
India	0.9%
Norway	0.8%
Austria	0.7%
Denmark	0.7%
Kazakhstan	0.3%

Total Long-Term Investments	96.0%
Short-Term Investments and Other Assets and Liabilities	4.0%

Net Assets	100.0%

MassMutual Select Diversified International Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Diversified International Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the MSCI ACWI ex-U.S.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 12/14/06 - 12/31/10
Class S	5.39%	-6.22%
Class A	4.90%	-6.71%
Class A (sales load deducted)*	-1.13%	-8.07%
Class Y	5.15%	-6.34%
Class L	5.06%	-6.41%
Class N	4.41%	-6.93%
Class N (CDSC fees deducted)*	3.41%	-6.93%
MSCI ACWI ex-U.S.	11.15%	-0.02%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/07.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI ACWI ex-U.S. is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Overseas Fund – Portfolio Manager Report

What is the investment approach of MassMutual Select Overseas Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing in foreign equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in stocks of foreign companies, including companies located in Europe, Latin America and Asia. The Fund’s subadvisers are AllianceBernstein L.P. (AllianceBernstein), which managed approximately 21% of the Fund’s portfolio; Massachusetts Financial Services Company (MFS), which was responsible for approximately 50% of the Fund’s portfolio; and Harris Associates L.P. (Harris), which oversaw approximately 29% of the Fund’s portfolio, as of December 31, 2010.

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Class S shares returned 10.97%, outpacing the 7.75% return of the Morgan Stanley Capital International (MSCI®) Europe, Australasia, Far East (EAFE®) Index (the “benchmark”), a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the Fund’s MFS component, stock selection and an overweight position, relative to the benchmark, in the retailing sector were the primary drivers of portfolio performance. A key factor in the portfolio’s performance within this sector, relative to the benchmark, was our decision to overweight strong-performing luxury goods companies LVMH Group (Moët Hennessy Louis Vuitton, France), Richemont (Switzerland), and Burberry Group (UK). Stock selection and an underweight position in the financial services sector was another positive factor for relative performance, as this sector significantly underperformed the benchmark. Shares of Swiss private bank Julius Baer, which turned in strong results for the period, were among the portfolio’s top relative contributors. Stock selection in the industrial goods and services sector also boosted relative returns.

Conversely, stock selection in the health care sector detracted from relative performance. The portfolio’s overweight positions in pharmaceutical companies Roche Holding (Switzerland) and Bayer AG (Germany) were among the portfolio’s top relative detractors. Elsewhere, overweight positions in weak-performing oil and gas exploration company INPEX Holdings (Japan), French insurance giant AXA, Japanese optical glass maker HOYA, personal care products company Beiersdorf AG (Germany), and stock exchange Deutsche Boerse (Germany) held back relative performance.

With regard to the Fund’s Harris component, both stock selection and country weightings contributed to the portfolio’s relative results. Portfolio holdings in Switzerland, the UK, France, and Germany were especially strong. Six of the portfolio’s top 10 individual performers are domiciled in Switzerland, the UK, and France. The portfolio’s weightings in Spain, Canada, and Mexico added further value. Conversely, the portfolio’s allocation to Ireland detracted the most for the year. Additionally, a lack of exposure to certain markets that performed quite well – such as Hong Kong, Singapore, and Denmark – also weighed on relative performance for the period.

With respect to the portfolio’s absolute performance, 12 of 15 countries the portfolio invested in delivered positive cumulative performance. The most significant returns came from holdings in Sweden, Israel, Australia, the UK, South Korea, Switzerland, and Mexico. France produced the smallest gain for the period, and returns from portfolio holdings in Italy, Ireland, and Spain were negative for the year.

For the Fund’s AllianceBernstein component, performance was weakest in the second quarter, when anxiety was especially high. Several European holdings suffered from sovereign debt concerns, including Banco Santander and UniCredit, the Spanish and Italian banking groups. As the crisis evolved, we sold Santander and trimmed the Fund’s exposure to UniCredit.

Consumer electronics companies Toshiba and Sharp weighed on Fund returns for the full year. Sharp, which competes with Korean companies, was adversely affected by the appreciation of the yen versus the won and weaker liquid crystal display (LCD) pricing. Toshiba misjudged the memory card market in 2010, and its margins suffered as a result.

On the positive side, portfolio holdings in several sectors benefited from signs of improving demand as the global economic recovery progresses. For example, BMW outperformed when demand recovered and the company introduced new models, helping it gain market share and outperform its peers. Industrial commodity stocks, such as Xstrata (Switzerland) and Rio Tinto (England/Australia), benefited from a strong price surge in the commodity sector, driven by the U.S. Federal Reserve’s second quantitative easing initiative, which was announced in early November – and the resulting U.S. dollar weakness.

MassMutual Select Overseas Fund – Portfolio Manager Report (Continued)

Subadviser outlook

With the aftershocks of recession and tighter credit still taking a toll, investors remain skeptical about the durability of the earnings recovery and markets continue to be characterized by undifferentiated moves into and out of riskier assets. We continue to seek to take advantage of attractive valuations across a wide range of sectors, with an emphasis on those stocks that also offer lower volatility characteristics – to help provide downside protection given current high levels of market volatility.

MassMutual Select Overseas Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Nestle SA	2.3%
Linde AG	2.0%
Diageo PLC	1.9%
Samsung Electronics Co., Ltd.	1.8%
Canon, Inc.	1.7%
Schneider Electric SA	1.7%
UBS AG	1.6%
Roche Holding AG	1.6%
LVMH Moet Hennessy Louis Vuitton SA	1.5%
HSBC Holdings PLC	1.4%

17.5%

MassMutual Select Overseas Fund Country Weightings (% of Net Assets) on 12/31/10 (Unaudited)

Japan	16.9%
United Kingdom	16.8%
Switzerland	13.4%
France	12.4%
Germany	8.9%
Netherlands	5.6%
Republic of Korea	2.7%
Canada	2.7%
Australia	2.1%
India	1.7%
Bermuda	1.5%
Taiwan	1.5%
Brazil	1.4%
Italy	1.3%
Spain	1.2%
Sweden	1.1%
Hong Kong	1.1%
United States	1.0%
Mexico	0.8%
South Africa	0.8%
Russia	0.6%
Luxembourg	0.5%
Singapore	0.5%
China	0.5%
Czech Republic	0.4%
Ireland	0.4%
Austria	0.4%
Turkey	0.3%
Belgium	0.3%
Poland	0.2%
Norway	0.2%
Thailand	0.2%
Denmark	0.1%
Netherlands Antilles	0.1%
Israel	0.1%
Kazakhstan	0.1%

Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%

Net Assets	100.0%

MassMutual Select Overseas Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Overseas Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 5/1/01 - 12/31/10
Class S	10.97%	4.99%	5.17%
Class A	10.75%	4.65%	4.77%
Class A (sales load deducted)*	4.38%	3.42%	4.13%
Class Y	10.97%	4.94%	5.11%
Class L	10.95%	4.89%	5.01%
MSCI EAFE Index	7.75%	2.46%	4.49%

Hypothetical Investments in MassMutual Select Overseas Fund Class N, Class N (CDSC fees deducted) and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 12/31/02 - 12/31/10
Class N	10.34%	4.33%	9.75%
Class N (CDSC fees deducted)*	9.34%	4.33%	9.75%
MSCI EAFE Index	7.75%	2.46%	9.96%+

Hypothetical Investments in MassMutual Select Overseas Fund Class Z and the MSCI EAFE Index.

TOTAL RETURN	Since Inception 11/15/10 - 12/31/10
Class Z	2.95%
MSCI EAFE Index	8.10%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

++ From 12/1/10.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement Series – Portfolio Manager Report

What are the investment approaches of the Funds that constitute the MassMutual Select Destination Retirement Series, and who is the Series’ investment adviser?

The MassMutual Select Destination Retirement Series (“the Series”) comprises 10 Funds – each of which has a “fund of funds” structure. The 10 Funds are Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2015 Fund, Destination Retirement 2020 Fund, Destination Retirement 2025 Fund, Destination Retirement 2030 Fund, Destination Retirement 2035 Fund, Destination Retirement 2040 Fund, Destination Retirement 2045 Fund, and Destination Retirement 2050 Fund. Destination Retirement Income Fund seeks to achieve high current income and, as a secondary objective, capital appreciation. All other Funds in the Series seek to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Each Fund invests in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments, as well as commodity-related strategies, using a specific asset allocation strategy, which varies by Fund, as described below. Underlying Funds can include MassMutual Select Funds and MassMutual Premier Funds, which are advised by MassMutual, and OppenheimerFunds, which are advised by OppenheimerFunds, Inc. (OFI).

Each Fund’s assets are allocated to its Underlying Funds according to an asset allocation strategy, as follows:

•

Destination Retirement Income Fund: Assets are allocated among Underlying Funds according to a target asset allocation strategy that emphasizes fixed income and money market funds, but also includes a smaller allocation to equity and certain other funds.

•

Destination Retirement 2010/2015/2020/2025/2030/2035/2040/2045/2050 Funds: For each Fund, assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 35% in equity funds and similar funds and 65% in fixed income funds, including money market funds, approximately 15 years after the target retirement date.

How did each Fund perform during the year ended December 31, 2010?

Each Fund’s return is shown below. Also shown are the returns of each Fund’s custom index; the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index, and the Barclays Capital U.S. Securitized Bond Index; and the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund, Destination Retirement 2040 Fund and Destination Retirement 2050 Fund, performance shown for the Funds and their respective indexes is for the 12 months ended December 31, 2010. For Destination Retirement 2015 Fund, Destination Retirement 2025 Fund, Destination Retirement 2035 Fund, and Destination Retirement 2045 Fund, performance shown for the Funds and their respective indexes is for the time period April 1, 2010 (when they commenced operations) through December 31, 2010.

Destination Retirement Income Fund	Custom Index	Lipper Balanced Fund Index	Barclays Capital U.S. Aggregate Bond Index		S&P 500 Index
10.04%	9.75%	11.90%	6.54	%*	15.06%

Destination Retirement 2010 Fund
11.95%	11.28%	11.90%	6.54	%*	15.06%

Destination Retirement 2015 Fund
9.54%	8.52%	7.76%	4.68	%*	9.18%

Destination Retirement 2020 Fund
14.18%	13.58%	11.90%	6.54%		15.06%*

Destination Retirement 2025 Fund
10.25%	9.31%	7.76%	4.68%		9.18%*

MassMutual Select Destination Retirement Series – Portfolio Manager Report (Continued)

Destination Retirement 2030 Fund	Custom Index	Lipper Balanced Fund Index	Barclays Capital U.S. Aggregate Bond Index	S&P 500 Index
14.95%	14.41%	11.90%	6.54%	15.06	%*

Destination Retirement 2035 Fund
10.46%	9.56%	7.76%	4.68%	9.18	%*

Destination Retirement 2040 Fund
15.40%	14.52%	11.90%	6.54%	15.06	%*

Destination Retirement 2045 Fund
10.94%	9.71%	7.76%	4.68%	9.18	%*

Destination Retirement 2050 Fund
15.86%	14.83%	11.90%	6.54%	15.06	%*

*Benchmark return

All of the Destination Retirement Funds outperformed their respective Custom Indexes for the 12-month or nine-month period, as applicable. Of the 10 Destination Retirement Funds, all Funds except the Destination Retirement Income Fund outperformed the Lipper Balanced Fund Index. All 10 Funds also outperformed the Barclays Capital U.S. Aggregate Bond Index. Finally, half of the Funds outpaced the S&P 500 Index – including Destination Retirement 2015, Destination Retirement 2025, Destination Retirement 2035, Destination Retirement 2045, and Destination Retirement 2050.

Destination Retirement Custom Benchmarks:

•

The Custom Destination Income, 2010, and 2015 Indexes comprise the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®), Dow Jones Wilshire 5000 (full cap), Barclays Capital U.S. Aggregate Bond, and T-Bill Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that constitute each corresponding Destination Retirement Fund.

•

The Custom Destination 2020, 2025, 2030, and 2035 Indexes comprise the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®), Dow Jones Wilshire 5000 (full cap), and Barclays Capital U.S. Aggregate Bond Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that constitute each corresponding Destination Retirement Fund.

•

The Custom Destination 2040, 2045, and 2050 Indexes comprise the MSCI EAFE and Dow Jones Wilshire 5000 (full cap) Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that constitute each corresponding Destination Retirement Fund.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Investment adviser discussion of factors that contributed to the Funds’ performance

The largest impact on the portfolios was the overall equity versus fixed-income allocation in an environment in which the S&P 500 Index gained 15.06%. Portfolios with heavier equity (stock) allocations – Destination Retirement 2020, 2025, 2030, 2035, 2045, and 2050 Funds – experienced greater returns than the Funds with lower stock allocations – Destination Retirement Income, 2010, and 2015 Funds. We sought to manage volatility coming into the year, but, as the European debt crisis unfolded, we did so without eliminating the upside potential for the Funds. Within fixed income, the Underlying Funds generally did not emphasize heavy weights in U.S. Treasury bonds. Although we did add a small position in Select PIMCO Total Return Fund, which has heavy Treasury exposure, we generally waited patiently during the middle quarters of the year, as deflation fears, heavy aggregate investor flows to bond funds, and Federal Reserve (the “Fed”) policy pushed Treasury prices higher. Exposure to Underlying Funds with corporate bond exposure aided results. Also, our decision to underweight money market investments in favor of Premier Short-Duration Bond Fund was additive to results, as the Fed’s policy of near-zero interest rates meant near-zero returns in money markets.

During the year, we continued to build commodity exposure through Oppenheimer Commodity Strategy Total Return Fund, which lagged its benchmark in part due to its exposure to listed futures in the energy area. The returns to futures derivatives differ

MassMutual Select Destination Retirement Series – Portfolio Manager Report (Continued)

from spot prices, since futures derivatives give owners the right to future delivery. During periods such as 2010 – when future prices are higher than spot prices – a futures-based strategy may lag. At the end of 2010, there were signs, however, that this relationship was normalizing.

During the year, there were a number of additions and removals of the Underlying Funds that make up the Destination Series. As noted above, we introduced Select PIMCO Total Return Fund to improve the portfolios’ diversification in fixed-income strategies. We also added Select Core Opportunities Fund in order to add value in many market environments. Also, Premier Discovery Value Fund and Select Emerging Growth Fund were removed, which made way for Select Mid-Cap Value Fund as a core mid-cap value exposure.

Within our equity Underlying Funds, performance was generally strong. Standout performers included Select Focused Value Fund and Select Aggressive Growth Fund, each of which delivered gains of over 20%. Our exposure to the real estate investment trust (REIT) market segment, through Oppenheimer Real Estate Fund, also aided total returns. Three of our larger core holdings – Premier Enhanced Index Growth Fund, Premier Enhanced Index Value Fund, and Select Overseas Fund – delivered solid results. During the year, we trimmed certain Underlying Funds, such as Premier Main Street Small Cap Fund, and increased exposure to Oppenheimer Real Estate Fund, Oppenheimer Commodity Strategy Total Return Fund, and Premier Strategic Emerging Markets Fund.

Within our fixed-income Underlying Funds, performance was also generally strong for the year. Premier Core Bond Fund and Premier Diversified Bond Fund each came out ahead of the Barclays Capital U.S. Aggregate Bond Index’s 6.54% return – and Select Strategic Bond Fund beat it by a large margin. Premier Inflation-Protected and Income Fund and Premier International Bond Fund each lagged the broader index by less than one percentage point. Conversely, Premier High Yield Fund gained an impressive 13.82%. During the year, in addition to adding Select PIMCO Total Return Fund, we added to portfolio positions in Premier Core Bond Fund and Premier Short-Duration Bond Fund – and trimmed Premier Diversified Bond Fund as part of our goal to improve the effectiveness of the bond portion of the portfolio as a hedge against equity volatility, without exposing the portfolio to excessive risk from rising rates.

Investment adviser outlook

Economic indicators are generally trending positive at the start of 2011. In our view, strength in consumer spending and factory activity point to improvement from the sluggish early stages of the recovery. Growth in employment has improved on the margin, though in fits and starts. With consumer demand improving and post-meltdown fears subsiding, expectations abound that firms will increase hiring in a more meaningful manner. While a quick return to pre-crisis employment levels is highly unlikely, any improvement could set in motion the virtuous cycle, as newly employed consumers stoke further improvements in growth, which in turn, pushes up hiring.

The Fed, fearful of repeating the mistakes of the Great Depression era, appears committed to stimulative monetary policies. This should support economic growth, corporate revenues, and cash flows; and with it, improving fundamentals for equities and corporate bonds. Given current valuations, we believe attractive returns for equities and corporate bonds are possible. On the other hand, given the yields currently available for U.S. Treasury bond investors, attractive long-term returns will be harder to come by. Accommodating Fed policies do present a risk of inflation, which generally pushes bond prices lower and interest rates higher, which could present a challenge for both the equity market and economic growth.

The struggle to solve the European debt crisis is likely to hang over the global equity and bond markets for some time. Also, China and other emerging-market countries risk missteps as they seek to rein in inflation while maintaining a reasonable level of economic growth.

MassMutual Select Destination Retirement Series – Portfolio Manager Report (Continued)

MassMutual Select Destination Retirement Income Fund Asset Allocation (% of Net Assets) on 12/31/10 (Unaudited)

Equity Funds	35.5%
Fixed Income Funds	64.6%

Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

MassMutual Select Destination Retirement 2010 Fund Asset Allocation (% of Net Assets) on 12/31/10 (Unaudited)

Equity Funds	51.2%
Fixed Income Funds	48.9%

Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

MassMutual Select Destination Retirement 2015 Fund Asset Allocation (% of Net Assets) on 12/31/10 (Unaudited)
Equity Funds	68.2%
Fixed Income Funds	33.6%

Total Long-Term Investments	101.8%
Other Assets and Liabilities	(1.8)%

Net Assets	100.0%

MassMutual Select Destination Retirement 2020 Fund Asset Allocation (% of Net Assets) on 12/31/10 (Unaudited)
Equity Funds	76.4%
Fixed Income Funds	23.7%

Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

MassMutual Select Destination Retirement 2025 Fund Asset Allocation (% of Net Assets) on 12/31/10 (Unaudited)
Equity Funds	85.5%
Fixed Income Funds	16.4%

Total Long-Term Investments	101.9%
Other Assets and Liabilities	(1.9)%

Net Assets	100.0%

MassMutual Select Destination Retirement 2030 Fund Asset Allocation (% of Net Assets) on 12/31/10 (Unaudited)
Equity Funds	87.6%
Fixed Income Funds	12.5%

Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

MassMutual Select Destination Retirement Series – Portfolio Manager Report (Continued)

MassMutual Select Destination Retirement 2035 Fund Asset Allocation (% of Net Assets) on 12/31/10 (Unaudited)
Equity Funds	90.6%
Fixed Income Funds	11.4%

Total Long-Term Investments	102.0%
Other Assets and Liabilities	(2.0)%

Net Assets	100.0%

MassMutual Select Destination Retirement 2040 Fund Asset Allocation (% of Net Assets) on 12/31/10 (Unaudited)
Equity Funds	91.5%
Fixed Income Funds	8.6%

Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

MassMutual Select Destination Retirement 2045 Fund Asset Allocation (% of Net Assets) on 12/31/10 (Unaudited)
Equity Funds	96.7%
Fixed Income Funds	5.3%

Total Long-Term Investments	102.0%
Other Assets and Liabilities	(2.0)%

Net Assets	100.0%

MassMutual Select Destination Retirement 2050 Fund Asset Allocation (% of Net Assets) on 12/31/10 (Unaudited)
Equity Funds	95.0%
Fixed Income Funds	5.1%

Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

MassMutual Select Destination Retirement Income Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement Income Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Barclays Capital U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index and the Custom Destination Income Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 12/31/03 - 12/31/10
Class S	10.04%	4.28%	4.48%
Class A	9.67%	3.90%	4.09%
Class A (sales load deducted)*	3.37%	2.68%	3.22%
Class Y	10.09%	4.28%	4.47%
Class L	9.98%	4.16%	4.36%
Class N	9.40%	3.59%	3.78%
Class N (CDSC fees deducted)*	8.40%	3.59%	3.78%
Barclays Capital U.S. Aggregate Bond Index#	6.54%	5.80%	5.10%+
S&P 500 Index	15.06%	2.29%	3.85%+
Lipper Balanced Fund Index	11.90%	3.91%	4.80%+
Custom Destination Income Index	9.75%	4.77%	4.94%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index and the Custom Destination Income Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement 2010 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2010 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Barclays Capital U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index and the Custom Destination 2010 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 12/31/03 - 12/31/10
Class S	11.95%	3.60%	4.27%
Class A	11.45%	3.15%	3.84%
Class A (sales load deducted)*	5.04%	1.94%	2.96%
Class Y	11.89%	3.53%	4.21%
Class L	11.74%	3.43%	4.11%
Class N	11.03%	2.86%	3.53%
Class N (CDSC fees deducted)*	10.03%	2.86%	3.53%
Barclays Capital U.S. Aggregate Bond Index#	6.54%	5.80%	5.10%+
S&P 500 Index	15.06%	2.29%	3.85%+
Lipper Balanced Fund Index	11.90%	3.91%	4.80%+
Custom Destination 2010 Index	11.28%	4.16%	4.76%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index and the Custom Destination 2010 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement 2015 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2015 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the Barclays Capital U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index and the Custom Destination 2015 Index.

TOTAL RETURN	Since Inception 4/1/10 - 12/31/10
Class S	9.54%
Class A	9.17%
Class A (sales load deducted)*	2.90%
Class Y	9.52%
Class L	9.43%
Barclays Capital U.S. Aggregate Bond Index#	4.68%
S&P 500 Index	9.18%
Lipper Balanced Fund Index	7.76%
Custom Destination 2015 Index	8.52%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index and the Custom Destination 2015 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement 2020 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2020 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2020 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 12/31/03 - 12/31/10
Class S	14.18%	2.88%	4.29%
Class A	13.61%	2.47%	3.87%
Class A (sales load deducted)*	7.07%	1.26%	3.00%
Class Y	14.01%	2.82%	4.22%
Class L	13.86%	2.71%	4.13%
Class N	13.31%	2.15%	3.56%
Class N (CDSC fees deducted)*	12.31%	2.15%	3.56%
S&P 500 Index#	15.06%	2.29%	3.85%+
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.10%+
Lipper Balanced Fund Index	11.90%	3.91%	4.80%+
Custom Destination 2020 Index	13.58%	3.58%	4.74%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2020 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement 2025 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2025 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2025 Index.

TOTAL RETURN	Since Inception 4/1/10 - 12/31/10
Class S	10.25%
Class A	9.98%
Class A (sales load deducted)*	3.65%
Class Y	10.21%
Class L	10.13%
S&P 500 Index#	9.18%
Barclays Capital U.S. Aggregate Bond Index	4.68%
Lipper Balanced Fund Index	7.76%
Custom Destination 2025 Index	9.31%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2025 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement 2030 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2030 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2030 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 12/31/03 - 12/31/10
Class S	14.95%	2.20%	4.31%
Class A	14.62%	1.79%	3.90%
Class A (sales load deducted)*	8.03%	0.59%	3.02%
Class Y	15.03%	2.16%	4.27%
Class L	14.86%	2.05%	4.17%
Class N	14.18%	1.50%	3.59%
Class N (CDSC fees deducted)*	13.18%	1.50%	3.59%
S&P 500 Index#	15.06%	2.29%	3.85%+
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.10%+
Lipper Balanced Fund Index	11.90%	3.91%	4.80%+
Custom Destination 2030 Index	14.41%	2.98%	4.79%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2030 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement 2035 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2035 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2035 Index.

TOTAL RETURN	Since Inception 4/1/10 - 12/31/10
Class S	10.46%
Class A	10.10%
Class A (sales load deducted)*	3.77%
Class Y	10.42%
Class L	10.35%
S&P 500 Index#	9.18%
Barclays Capital U.S. Aggregate Bond Index	4.68%
Lipper Balanced Fund Index	7.76%
Custom Destination 2035 Index	9.56%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2035 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement 2040 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2040 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2040 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 12/31/03 - 12/31/10
Class S	15.40%	2.18%	4.58%
Class A	14.86%	1.77%	4.16%
Class A (sales load deducted)*	8.25%	0.58%	3.29%
Class Y	15.33%	2.14%	4.53%
Class L	15.18%	2.03%	4.42%
Class N	14.52%	1.47%	3.84%
Class N (CDSC fees deducted)*	13.52%	1.47%	3.84%
S&P 500 Index#	15.06%	2.29%	3.85%+
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.10%+
Lipper Balanced Fund Index	11.90%	3.91%	4.80%+
Custom Destination 2040 Index	14.52%	3.01%	5.10%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2040 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement 2045 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2045 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2045 Index.

TOTAL RETURN	Since Inception 4/1/10 - 12/31/10
Class S	10.94%
Class A	10.58%
Class A (sales load deducted)*	4.22%
Class Y	10.90%
Class L	10.82%
S&P 500 Index #	9.18%
Barclays Capital U.S. Aggregate Bond Index	4.68%
Lipper Balanced Fund Index	7.76%
Custom Destination 2045 Index	9.71%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2045 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement 2050 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2050 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2050 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 12/17/07 - 12/31/10
Class S	15.86%	-1.66%
Class A	15.27%	-2.00%
Class A (sales load deducted)*	8.65%	-3.89%
Class Y	15.82%	-1.69%
Class L	15.60%	-1.80%
Class N	14.97%	-2.34%
Class N (CDSC fees deducted)*	13.97%	-2.34%
S&P 500 Index#	15.06%	-2.86%+
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.90%+
Lipper Balanced Fund Index	11.90%	0.63%+
Custom Destination 2050 Index	14.83%	-2.24%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2050 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 1.7%

PREFERRED STOCK — 1.7%
Electric — 1.7%
PPL Corp. 9.500%	400,000	$21,988,000

TOTAL PREFERRED STOCK (Cost $21,450,000)		21,988,000

TOTAL EQUITIES (Cost $21,450,000)		21,988,000

	Principal Amount
BONDS & NOTES — 118.5%

CORPORATE DEBT — 50.3%
Agriculture — 0.9%
Reynolds American, Inc. 7.625% 6/01/16	$10,000,000	11,622,250

Banks — 11.6%
American Express Bank FSB 5.500% 4/16/13	10,800,000	11,640,163
Bank of Nova Scotia (a) 1.650% 10/29/15	900,000	860,291
Barclays Bank PLC (a) 10.179% 6/12/21	11,700,000	14,569,542
Citibank NA 1.750% 12/28/12	1,300,000	1,326,304
Dexia Credit Local SA (a) 2.750% 4/29/14	47,645,000	48,332,660
Export-Import Bank of Korea 4.000% 1/29/21	400,000	373,676
First Horizon National Corp. 4.500% 5/15/13	1,100,000	1,110,508
GMAC, Inc. 6.875% 9/15/11	2,500,000	2,568,750
GMAC, Inc. 7.500% 12/31/13	5,000,000	5,362,500
Groupe BPCE (a) 2.375% 10/04/13	400,000	398,444
ING Bank NV (Acquired 11/24/10, Cost $496,779) (a) (b) 2.500% 1/14/16	500,000	487,709
JP Morgan Chase Bank NA 6.000% 10/01/17	11,700,000	12,970,175
Korea Development Bank 8.000% 1/23/14	1,000,000	1,141,500
Regions Financial Corp. 6.375% 5/15/12	10,000,000	10,187,500

	Principal Amount	Value
Resona Bank Ltd. VRN (a) 5.850% 9/29/49	$6,200,000	$6,194,284
The Royal Bank of Scotland PLC EUR (c) 3.625% 5/17/13	800,000	1,068,645
The Royal Bank of Scotland PLC (a) 4.875% 8/25/14	10,000,000	10,241,700
The Royal Bank of Scotland PLC EUR (c) 5.500% 3/23/20	7,200,000	9,137,058
Wachovia Corp. 5.625% 10/15/16	11,700,000	12,727,763

		150,699,172

Building Materials — 0.3%
Corporacion GEO SAB de CV (a) 9.250% 6/30/20	3,000,000	3,397,500

Coal — 0.3%
Arch Western Finance LLC 6.750% 7/01/13	3,800,000	3,838,000

Diversified Financial — 21.2%
Ally Financial, Inc. 2.200% 12/19/12	700,000	719,970
Ally Financial, Inc. 6.875% 8/28/12	1,425,000	1,486,616
BM&F Bovespa SA (a) 5.500% 7/16/20	3,300,000	3,357,961
CIT Group, Inc. 7.000% 5/01/15	2,600,000	2,606,500
Citigroup, Inc. 5.000% 9/15/14	11,700,000	12,103,393
FCE Bank PLC EUR (c) 7.125% 1/16/12	10,000,000	13,727,820
FCE Bank PLC EUR (c) 7.125% 1/15/13	10,000,000	13,995,679
Federal Home Loan Banks 0.875% 8/22/12	6,100,000	6,140,991
Federal Home Loan Banks 0.875% 12/27/13	500,000	494,749
Federal Home Loan Mortgage Corp. 0.515% 11/26/12	800,000	798,175
Federal Home Loan Mortgage Corp. 0.875% 10/28/13	900,000	894,058
Federal Home Loan Mortgage Corp. 1.000% 8/28/12	5,500,000	5,532,550
Federal Home Loan Mortgage Corp. 1.750% 9/10/15	3,600,000	3,538,223
Federal Home Loan Mortgage Corp. 2.500% 1/07/14	900,000	933,887
Federal Home Loan Mortgage Corp. 2.500% 4/23/14	1,200,000	1,243,732
Federal Home Loan Mortgage Corp. 3.500% 5/29/13	2,700,000	2,867,838

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal Home Loan Mortgage Corp. 4.125% 9/27/13	$1,800,000	$1,946,978
Federal Home Loan Mortgage Corp. 4.375% 7/17/15	4,100,000	4,510,422
Federal Home Loan Mortgage Corp. 4.500% 1/15/13	400,000	430,244
Federal Home Loan Mortgage Corp. 4.500% 1/15/14	400,000	438,921
Federal Home Loan Mortgage Corp. 4.875% 11/15/13	800,000	884,552
Federal Home Loan Mortgage Corp. 5.000% 1/30/14	400,000	444,678
Federal Home Loan Mortgage Corp. 5.000% 7/15/14	100,000	112,049
Federal National Mortgage Association 0.375% 12/28/12	3,800,000	3,781,715
Federal National Mortgage Association 0.500% 10/30/12	2,100,000	2,093,617
Federal National Mortgage Association 0.500% 10/30/12	4,500,000	4,486,322
Federal National Mortgage Association 0.750% 12/18/13	34,300,000	33,893,394
Federal National Mortgage Association 1.000% 12/27/12	20,000,000	20,150,028
Federal National Mortgage Association 1.000% 9/23/13	6,900,000	6,889,444
Federal National Mortgage Association 1.125% 9/30/13	1,100,000	1,101,741
Federal National Mortgage Association 1.750% 2/22/13	700,000	714,595
Federal National Mortgage Association 2.500% 5/15/14	1,000,000	1,036,430
Federal National Mortgage Association 2.750% 2/05/14	700,000	731,813
Federal National Mortgage Association 2.750% 3/13/14	900,000	940,683
Federal National Mortgage Association 2.875% 12/11/13	1,600,000	1,680,243
Federal National Mortgage Association 3.000% 9/16/14	700,000	735,924

	Principal Amount	Value
Federal National Mortgage Association 4.125% 4/15/14	$4,400,000	$4,790,210
Federal National Mortgage Association 4.375% 3/15/13	3,700,000	3,988,715
Federal National Mortgage Association 4.375% 10/15/15	1,000,000	1,098,505
FIA Card Services NA (a) 7.125% 11/15/12	10,700,000	11,570,274
General Electric Capital Corp. 2.000% 9/28/12	1,300,000	1,327,881
General Electric Capital Corp. 2.125% 12/21/12	1,300,000	1,335,667
General Electric Capital Services, Inc. 7.500% 8/21/35	11,700,000	13,689,152
GMAC LLC 6.625% 5/15/12	10,000,000	10,308,670
The Goldman Sachs Group, Inc. 6.750% 10/01/37	11,700,000	11,962,033
HSBC Finance Corp. 5.500% 4/15/11	1,925,000	1,945,676
International Lease Finance Corp. 5.400% 2/15/12	5,000,000	5,050,000
International Lease Finance Corp. (a) 6.750% 9/01/16	700,000	747,250
Macquarie Bank Ltd. (a) 2.600% 1/20/12	11,730,000	11,954,231
SLM Corp. 8.450% 6/15/18	10,000,000	10,393,620
Sydney Airport Finance (a) 5.125% 2/22/21	300,000	289,008
TNK-BP Finance SA (a) 7.250% 2/02/20	5,000,000	5,437,500
TNK-BP Finance SA (e) 7.250% 2/02/20	4,500,000	4,893,750
TNK-BP Finance SA (e) 7.500% 3/13/13	5,000,000	5,393,750
UBS AG/Stamford CT FRN 1.384% 2/23/12	11,700,000	11,798,713

		275,420,540

Electric — 0.5%
Majapahit Holding BV (a) 7.750% 1/20/20	5,300,000	6,108,250

Foods — 0.0%
Kraft Foods, Inc. 5.625% 11/01/11	459,000	476,849

Holding Company – Diversified — 0.1%
Noble Group Ltd. (a) 4.875% 8/05/15	1,000,000	1,029,818

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Insurance — 5.8%
American International Group, Inc. 4.950% 3/20/12	$19,900,000	$20,553,695
American International Group, Inc. 5.050% 10/01/15	12,500,000	12,832,000
American International Group, Inc. 6.250% 5/01/36	5,000,000	4,799,115
American International Group, Inc. 6.400% 12/15/20	8,400,000	8,813,355
Cincinnati Financial Corp. 6.920% 5/15/28	26,742,000	27,549,154

		74,547,319

Investment Companies — 0.8%
Gerdau Holdings, Inc. (e) 7.000% 1/20/20	10,000,000	11,000,000

Media — 0.6%
Comcast Cable Communications LLC 6.750% 1/30/11	5,274,000	5,295,703
Cox Communications, Inc. 6.750% 3/15/11	2,504,000	2,534,123

		7,829,826

Oil & Gas — 2.2%
BP Capital Markets PLC 3.125% 3/10/12	10,000,000	10,225,410
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	400,000	311,500
Gazprom OAO Via Morgan Stanley Bank AG (e) 9.625% 3/01/13	2,500,000	2,834,375
Gazprom Via Gaz Capital SA (e) 9.250% 4/23/19	5,000,000	6,144,000
Petroleos Mexicanos 5.500% 1/21/21	2,800,000	2,835,000
Ras Laffan LNG 3 (e) 5.500% 9/30/14	1,800,000	1,938,618
Transocean, Inc., Series C, Convertible 1.500% 12/15/37	4,500,000	4,353,750

		28,642,653

Savings & Loans — 3.9%
AK Transneft OJSC Via TransCapitalInvest Ltd. (e) 7.700% 8/07/13	15,000,000	16,669,650
Fibria Overseas Finance Ltd. (a) 7.500% 5/04/20	2,000,000	2,100,000
LBG Capital No.1 PLC GBP (c) 7.588% 5/12/20	5,415,000	7,221,138
LBG Capital No.1 PLC GBP (c) 7.867% 12/17/19	4,887,000	6,631,360
LBG Capital No.1 PLC GBP (c) 7.869% 8/25/20	2,906,000	3,943,264

	Principal Amount	Value
Odebrecht Drilling Norbe VIII/IX Ltd. (a) 6.350% 6/30/21	$400,000	$416,000
RZD Capital Ltd. 5.739% 4/03/17	3,100,000	3,221,520
Vnesheconombank Via VEB Finance Ltd. (a) 6.902% 7/09/20	9,500,000	9,951,250
Vnesheconombank Via VEB Finance Ltd. (Acquired 11/22/10, Cost $400,000) (a) (b) 5.450% 11/22/17	400,000	399,000

		50,553,182

Telecommunications — 2.1%
AT&T, Inc. 5.500% 2/01/18	10,500,000	11,664,261
Indosat Palapa Co. BV (a) 7.375% 7/29/20	5,000,000	5,525,000
Qtel International Finance Ltd. (a) 4.750% 2/16/21	200,000	190,814
Qwest Corp. FRN 3.552% 6/15/13	1,300,000	1,358,500
Sprint Capital Corp. 7.625% 1/30/11	8,000,000	8,020,000

		26,758,575

TOTAL CORPORATE DEBT (Cost $635,610,045)		651,923,934

FLOATING RATE LOAN INTEREST — 0.2%
Diversified Financial — 0.2%
Petroleum Export Term Loan B (d) 5.000% 12/20/12	2,000,000	2,000,000

TOTAL FLOATING RATE LOAN INTEREST (Cost $2,000,000)		2,000,000

MUNICIPAL OBLIGATIONS — 2.1%
Bay Area Toll Authority BAB 6.918% 4/01/40	6,300,000	6,344,289
Irvine Ranch Water District BAB 6.622% 5/01/40	6,700,000	6,718,693
Los Angeles Community College District BAB 6.750% 8/01/49	3,000,000	3,095,970
New York City Municipal Water Finance Authority BAB 6.124% 6/15/42	10,000,000	9,539,800

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
New York State Dormitory Authority 5.051% 9/15/27	$600,000	$558,378
Texas State Transportation Commission BAB 5.178% 4/01/30	400,000	396,264

		26,653,394

TOTAL MUNICIPAL OBLIGATIONS (Cost $27,732,141)		26,653,394

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.0%
Commercial MBS — 5.8%
BCRR Trust, Series 2009-1, Class 2A2 VRN (a) 5.858% 7/17/40	31,036,000	29,222,501
Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3 VRN 6.214% 2/15/41	2,800,000	2,932,847
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	3,500,000	3,653,144
Morgan Stanley Reremic Trust, Series 2010-GG10, Class A4A VRN (a) 5.807% 8/15/45	25,000,000	26,597,140
Real Estate Capital PLC, Series 4, Class A1 FRN GBP (c) (e) 0.987% 10/20/14	8,550,000	12,533,868

		74,939,500

WL Collateral CMO — 2.2%
Arran Residential Mortgages Funding PLC, Series 2010-1A, Class A1B FRN EUR (a) (c) 2.203% 5/16/47	1,000,000	1,338,154
Arran Residential Mortgages Funding PLC, Series 2010-1A, Class A2B FRN EUR (a) (c) 2.403% 5/16/47	1,900,000	2,536,470
Indymac Index Mortgage Loan Trust, Series 2006-AR13, Class A3 VRN 5.529% 7/25/36	13,606,632	11,245,274
JP Morgan Mortgage Trust, Series 2005-A5, Class 1A2 FRN 5.199% 8/25/35	4,275,000	3,820,156
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class IIA1 VRN 2.847% 10/25/35	2,940,835	2,631,080

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-2, Class 1A1 5.000% 3/25/36	$6,932,385	$6,880,699

		28,451,833

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $97,384,960)		103,391,333

SOVEREIGN DEBT OBLIGATIONS — 1.7%
Brazilian Government International Bond 7.875% 3/07/15	8,500,000	10,157,500
Canada Housing Trust No. 1 CAD (c) 2.750% 12/15/15	300,000	302,476
Canada Housing Trust No. 1 CAD (c) 3.350% 12/15/20	4,100,000	4,072,919
Canadian Government Bond CAD (c) 2.500% 9/01/13	3,000,000	3,064,633
Canadian Government Bond CAD (c) 3.000% 12/01/15	400,000	412,908
Korea Housing Finance Corp. (a) 4.125% 12/15/15	400,000	403,270
Mexican Bonos MXN (c) 6.000% 6/18/15	9,900,000	795,226
Province of Ontario Canada CAD (c) 4.200% 3/08/18	100,000	105,682
Province of Ontario Canada CAD (c) 4.300% 3/08/17	700,000	749,015
Province of Ontario Canada CAD (c) 4.400% 6/02/19	1,300,000	1,377,841
Province of Ontario Canada CAD (c) 4.600% 6/02/39	700,000	732,090
Province of Ontario Canada CAD (c) 5.500% 6/02/18	300,000	341,111
Province of Quebec Canada CAD (c) 4.500% 12/01/16	100,000	108,131

		22,622,802

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $22,559,439)		22,622,802

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 39.9%
Pass-Through Securities — 39.9%
Federal Home Loan Mortgage Corp. Pool #A85829 4.500% 4/01/39	914,276	937,633
Pool #C03556 4.500% 11/01/40	1,000,000	1,025,547

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal National Mortgage Association Pool #889304 4.000% 4/01/23	$48,621	$50,259
Pool #AD2002 4.000% 3/01/40	897,604	894,028
Pool #AD1649 4.000% 3/01/40	3,102,793	3,090,431
Pool #AE0113 4.000% 7/01/40	9,999,995	9,960,151
Pool #AE9313 4.000% 12/01/40	10,000,000	9,960,156
Pool #AE7234 4.000% 12/01/40	6,674,513	6,647,919
Pool #AH1016 4.000% 12/01/40	325,487	324,190
Pool #AH0999 4.000% 12/01/40	199,950	199,153
Pool #AH0946 4.000% 12/01/40	12,800,050	12,749,050
Pool #AH1190 4.000% 1/01/41	4,000,000	3,984,062
Pool #983629 4.500% 5/01/23	50,118	52,614
Pool #931412 4.500% 6/01/24	951,132	996,720
Pool #AC6118 4.500% 11/01/39	69,243	71,134
Pool #AC5442 4.500% 11/01/39	1,000,000	1,027,305
Pool #AC8512 4.500% 12/01/39	4,999,999	5,136,522
Pool #932322 4.500% 12/01/39	1,999,800	2,054,404
Pool #932474 4.500% 2/01/40	1,999,999	2,054,608
Pool #932586 4.500% 3/01/40	4,718,592	4,847,431
Pool #AD6480 4.500% 5/01/40	934,756	960,279
Pool #AD5673 4.500% 5/01/40	847,410	870,549
Pool #AD4101 4.500% 5/01/40	2,795,695	2,872,031
Pool #AD7555 4.500% 6/01/40	888,971	913,244
Pool #AB1250 4.500% 7/01/40	3,999,997	4,109,216
Pool #AE2920 4.500% 8/01/40	2,343,793	2,407,789
Pool #AE1837 4.500% 8/01/40	567,055	582,538

	Principal Amount	Value
Pool #AE4385 4.500% 9/01/40	$1,354,830	$1,391,823
Pool #AE3151 4.500% 9/01/40	315,481	324,095
Pool #AE2935 4.500% 9/01/40	263,978	271,186
Pool #AE2931 4.500% 9/01/40	613,304	630,050
Pool #AE2927 4.500% 9/01/40	273,912	281,391
Pool #AD7673 4.500% 9/01/40	209,369	215,086
Pool #735288 5.000% 3/01/35	4,881,939	5,148,157
Pool #975097 5.000% 6/01/38	1,919,986	2,017,785
Federal National Mortgage Association TBA Pool #5719 4.000% 11/01/23 (f)	1,000,000	1,029,609
Pool #4992 4.000% 10/01/39 (f)	260,000,000	257,877,334
Pool #4992 4.000% 10/01/39 (f)	8,300,000	8,256,554
Pool #11007 4.500% 12/01/20 (f)	3,800,000	3,983,172
Pool #12651 4.500% 12/01/38 (f)	77,000,000	79,051,326
Pool #26443 5.000% 4/01/36 (f)	29,700,000	31,224,445
Pool #45488 5.500% 4/01/35 (f)	36,800,000	39,373,126
Government National Mortgage Association Pool #696499 6.000% 8/15/38	6,777,633	7,477,370

		517,331,472

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $518,668,456)		517,331,472

U.S. TREASURY OBLIGATIONS — 16.3%
U.S. Treasury Bonds & Notes — 16.3%
U.S. Treasury Inflation Index 1.250% 7/15/20	601,698	616,941
U.S. Treasury Inflation Index 2.000% 1/15/26	3,636,270	3,872,628
U.S. Treasury Inflation Index 2.375% 1/15/25	2,320,480	2,589,351
U.S. Treasury Inflation Index 2.375% 1/15/27	2,060,531	2,297,583

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Inflation Index 3.625% 4/15/28	$135,218	$174,995
U.S. Treasury Note (l) 0.500% 11/30/12	50,000,000	49,941,405
U.S. Treasury Note (g) 0.500% 10/15/13	18,700,000	18,492,546
U.S. Treasury Note 0.500% 11/15/13	40,400,000	39,882,375
U.S. Treasury Note 0.750% 8/15/13	28,400,000	28,344,532
U.S. Treasury Note (g) 0.750% 12/15/13	43,700,000	43,391,028
U.S. Treasury Note 1.000% 7/15/13	10,500,000	10,552,500
U.S. Treasury Note 1.125% 6/15/13	4,400,000	4,436,609
U.S. Treasury Note (g) (h) 1.875% 6/30/15	3,700,000	3,715,176
U.S. Treasury Note 2.125% 11/30/14	1,700,000	1,741,769
U.S. Treasury Note 2.375% 9/30/14	400,000	414,391
U.S. Treasury Note 2.375% 10/31/14	500,000	517,637
U.S. Treasury Note 2.625% 12/31/14	500,000	521,445

		211,502,911

TOTAL U.S. TREASURY OBLIGATIONS (Cost $212,624,983)		211,502,911

TOTAL BONDS & NOTES (Cost $1,516,580,024)		1,535,425,846

TOTAL LONG-TERM INVESTMENTS (Cost $1,538,030,024)		1,557,413,846

SHORT-TERM INVESTMENTS — 12.0%
U.S. Treasury Bills — 0.3%
U.S. Treasury Bill (l) 0.128% 1/06/11	260,000	259,996
U.S. Treasury Bill (l) 0.130% 1/27/11	280,000	279,974
U.S. Treasury Bill 0.138% 2/17/11	350,000	349,939
U.S. Treasury Bill 0.140% 1/20/11	390,000	389,971
U.S. Treasury Bill (l) 0.175% 6/09/11	280,000	279,774
U.S. Treasury Bill 0.177% 6/09/11	180,000	179,859

	Principal Amount	Value
U.S. Treasury Bill 0.181% 6/09/11	$660,000	$659,472
U.S. Treasury Bill 0.186% 6/23/11	830,000	829,250
U.S. Treasury Bill 0.205% 5/19/11	110,000	109,922

		3,338,157

Repurchase Agreements — 11.7%
Bank of America Repurchase Agreement, dated 12/31/10, 0.260%, due 1/03/11 (i)	117,900,000	117,900,000
Barclays Capital Repurchase Agreement, dated 12/23/10, 0.170%, due 1/13/11 (j)	32,000,000	32,000,000
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (k)	1,022,843	1,022,843

		150,922,843

TOTAL SHORT-TERM INVESTMENTS (Cost $154,261,000)		154,261,000

TOTAL INVESTMENTS — 132.2%
(Cost $1,692,291,024) (m)		1,711,674,846

Other Assets/(Liabilities) — (32.2)%		(416,640,968)

NET ASSETS — 100.0%		$1,295,033,878

Notes to Portfolio of Investments

BAB	Build America Bond
CAD	Canadian Dollar
CMO	Collateralized Mortgage Obligation
EUR	Euro
FRN	Floating Rate Note
GBP	British Pound
MBS	Mortgage-Backed Security
MXN	Mexican Peso
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, these securities amounted to a value of $203,656,021 or 15.73% of net assets.
(b)	Restricted security. Certain securities are restricted as to resale. At December 31, 2010, these securities amounted to a value of $886,709 or 0.07% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (continued)

(c)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(d)	This security is valued in good faith under procedures established by the Board of Trustees.
(e)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2010, these securities amounted to a value of $61,408,011 or 4.74% of net assets.
(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)	A portion of this security is held as collateral for open futures contracts and written options outstanding. (Note 2).
(h)	A portion of this security is held as collateral for open swap agreements. (Note 2).
(i)	Maturity value of $117,902,555. Collateralized by U.S. Government Agency obligations with a rate of 0.140%, maturity date of 3/10/11, and an aggregate market value, including accrued interest, of $120,370,079.
(j)	Maturity value of $32,003,173. Collateralized by U.S. Government Agency obligations with a rate of 1.625%, maturity date of 1/15/15, and an aggregate market value, including accrued interest, of $32,642,942.
(k)	Maturity value of $1,022,844. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/25/38, and an aggregate market value, including accrued interest, of $1,044,853.
(l)	A portion of this security is held as collateral for written options outstanding. (Note 2).
(m)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 0.4%

COMMON STOCK — 0.0%
Pipelines — 0.0%
SemGroup Corp. Class A (a)	245	$6,657

TOTAL COMMON STOCK (Cost $7,576)		6,657

CONVERTIBLE PREFERRED STOCK — 0.0%
Auto Manufacturers — 0.0%
Motors Liquidation Co. Series C 6.250% (a)	6,475	54,066

TOTAL CONVERTIBLE PREFERRED STOCK (Cost $149,913)		54,066

PREFERRED STOCK — 0.4%
Auto Manufacturers — 0.0%
Motors Liquidation Co. 7.375% (a)	5,000	39,750

Diversified Financial — 0.4%
Citigroup Capital XII 8.500%	12,300	325,458
Citigroup Capital XIII 7.875%	9,225	248,245

		573,703

U.S. Government Agencies — 0.0%
Federal Home Loan Mortgage Corp. 8.375% (a)	42,725	26,874
Federal National Mortgage Association 0.000% (a)	1,300	988
Federal National Mortgage Association 8.250% (a)	29,475	16,506

		44,368

TOTAL PREFERRED STOCK (Cost $2,489,312)		657,821

TOTAL EQUITIES (Cost $2,646,801)		718,544

	Principal Amount
BONDS & NOTES — 96.5%

CORPORATE DEBT — 32.6%
Aerospace & Defense — 0.2%
The Boeing Co. 4.875% 2/15/20	$100,000	107,649

	Principal Amount	Value
The Boeing Co. 6.000% 3/15/19	$130,000	$149,567
Raytheon Co. 3.125% 10/15/20	120,000	110,651

		367,867

Agriculture — 0.3%
Altria Group, Inc. 9.250% 8/06/19	180,000	234,907
Reynolds American, Inc. 6.750% 6/15/17	175,000	195,600
Reynolds American, Inc. 7.250% 6/01/12	60,000	64,161

		494,668

Airlines — 0.5%
Continental Airlines, Inc. (b) 6.750% 9/15/15	400,000	412,000
Delta Air Lines, Inc. Series 2007-1 Class A (b) 6.821% 2/10/24	284,395	305,725
United Air Lines, Inc. 9.750% 1/15/17	133,242	153,561

		871,286

Auto Manufacturers — 0.2%
DaimlerChrysler Finance North America LLC 5.875% 3/15/11	380,000	383,853
Motors Liquidation Co. (c) 8.250% 7/15/23	80,000	27,800
Motors Liquidation Co. EUR (c) (d) 8.375% 7/05/33	40,000	17,679

		429,332

Banks — 5.2%
BAC Capital Trust XIV VRN 5.630% 9/29/49	30,000	21,306
Bank of America Corp. 4.500% 4/01/15	20,000	20,327
Bank of America Corp. 5.625% 7/01/20	300,000	305,848
Bank of America Corp. 7.400% 1/15/11	320,000	320,525
Bank of America Corp. 7.625% 6/01/19	170,000	195,744
Bank of Tokyo-Mitsubishi UFJ Ltd. (b) 3.850% 1/22/15	210,000	218,944
Barclays Bank PLC 5.200% 7/10/14	170,000	183,614
Barclays Bank PLC (b) 6.050% 12/04/17	130,000	133,354
Commonwealth Bank of Australia (b) 3.750% 10/15/14	200,000	207,481

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Commonwealth Bank of Australia (b) 5.000% 10/15/19	$110,000	$115,139
Credit Agricole SA VRN (b) 8.375% 10/29/49	490,000	503,475
Glitnir Banki HF (Acquired 6/15/06, Cost $310,000) VRN (b) (c) (e) 6.693% 6/15/16	420,000	4
Glitnir Banki HF (Acquired 7/28/06, Cost $290,000) (b) (c) (e) 6.330% 7/28/11	290,000	86,275
Glitnir Banki HF (Acquired 9/20/07, Cost $98,989) VRN (b) (c) (e) 1.000% 12/31/49	100,000	1
Glitnir Banki HF (Acquired 9/25/07, Cost $389,126) (b) (c) (e) 6.375% 9/25/12	390,000	116,025
GMAC, Inc. 7.500% 12/31/13	70,000	75,075
Hypothekenbank in Essen (b) 5.000% 1/20/12	100,000	104,013
ICICI Bank Ltd. VRN (b) 6.375% 4/30/22	148,000	148,379
ICICI Bank Ltd. VRN (f) 6.375% 4/30/22	180,000	171,553
Intesa Sanpaolo SPA (b) 3.625% 8/12/15	140,000	135,343
Landsbanki Islands HF (Acquired 8/25/06, Cost $669,826) (b) (c) (e) 6.100% 8/25/11	670,000	73,700
Lloyds TSB Bank PLC (b) 4.375% 1/12/15	160,000	159,963
Lloyds TSB Bank PLC (b) 5.800% 1/13/20	90,000	88,863
Nordea Bank AB (b) 3.700% 11/13/14	280,000	288,614
Rabobank Nederland 11.000% 6/29/49	210,000	271,425
Royal Bank of Scotland Group PLC 3.950% 9/21/15	120,000	117,964
Royal Bank of Scotland Group PLC 4.875% 3/16/15	180,000	184,126
Royal Bank of Scotland Group PLC 5.000% 11/12/13	70,000	69,128
Royal Bank of Scotland Group PLC 5.000% 10/01/14	220,000	211,635
Royal Bank of Scotland Group PLC 5.050% 1/08/15	80,000	76,967
Royal Bank of Scotland Group PLC 6.400% 10/21/19	380,000	382,414

	Principal Amount	Value
Royal Bank of Scotland Group PLC VRN 7.640% 3/29/49	$200,000	$133,000
RSHB Capital SA for OJSC Russian Agricultural Bank (b) 6.299% 5/15/17	190,000	190,950
Santander US Debt SA Unipersonal (b) 2.485% 1/18/13	200,000	193,541
Santander US Debt SA Unipersonal (b) 3.724% 1/20/15	400,000	378,984
Sumitomo Mitsui Banking Corp. (b) 3.150% 7/22/15	260,000	264,626
SunTrust Capital VIII VRN 6.100% 12/15/36	600,000	549,000
UBS AG/Stamford CT 3.875% 1/15/15	310,000	319,493
Wachovia Capital Trust III VRN 5.800% 3/29/49	170,000	147,475
Wachovia Corp. 5.250% 8/01/14	790,000	842,530
Wachovia Corp. 5.625% 10/15/16	330,000	358,988
Wells Fargo & Co. 5.300% 8/26/11	180,000	185,526
Wells Fargo Capital 5.950% 12/15/36	510,000	492,285

		9,043,622

Beverages — 0.4%
Anheuser-Busch InBev Worldwide, Inc. 5.000% 4/15/20	100,000	105,693
Anheuser-Busch InBev Worldwide, Inc. 5.375% 1/15/20	310,000	335,912
Diageo Capital PLC 4.828% 7/15/20	300,000	316,551

		758,156

Biotechnology — 0.1%
FMC Finance III SA 6.875% 7/15/17	240,000	254,400

Chemicals — 0.1%
Potash Corp. of Saskatchewan, Inc. 4.875% 3/30/20	50,000	52,235
Westlake Chemical Corp. 6.625% 1/15/16	40,000	41,350

		93,585

Commercial Services — 0.1%
Service Corp. International 7.500% 4/01/27	135,000	129,263
Service Corp. International 7.625% 10/01/18	10,000	10,500

		139,763

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Diversified Financial — 8.3%
Ally Financial, Inc. (b) 7.500% 9/15/20	$250,000	$262,188
American Express Co. VRN 6.800% 9/01/66	190,000	188,100
American General Finance Corp. 6.900% 12/15/17	210,000	169,575
Boeing Capital Corp. 4.700% 10/27/19	150,000	159,030
Citigroup, Inc. 5.500% 10/15/14	80,000	86,196
Citigroup, Inc. 6.010% 1/15/15	510,000	559,483
Citigroup, Inc. 6.375% 8/12/14	30,000	33,156
Citigroup, Inc. 6.875% 3/05/38	860,000	953,946
Countrywide Financial Corp. 5.800% 6/07/12	10,000	10,521
Countrywide Financial Corp. 6.250% 5/15/16	360,000	369,175
Credit Suisse Guernsey Ltd. VRN 5.860% 5/29/49	170,000	160,650
Federal Agricultural Mortgage Corp. 3.875% 8/19/11	410,000	417,987
Federal Home Loan Mortgage Corp. 0.875% 10/28/13	330,000	327,821
Federal National Mortgage Association 0.010% 10/09/19	2,500,000	1,578,558
Federal National Mortgage Association 4.625% 5/01/13	950,000	1,025,122
FIA Card Services NA (b) 7.125% 11/15/12	450,000	486,600
Financing Corp. Fico Strip 0.010% 6/06/13	240,000	232,872
General Electric Capital Corp. VRN 6.375% 11/15/67	990,000	980,100
General Electric Capital Corp. 6.875% 1/10/39	190,000	219,575
GMAC LLC 0.010% 6/15/15	10,000	7,375
The Goldman Sachs Group, Inc. 3.625% 8/01/12	60,000	61,920
The Goldman Sachs Group, Inc. 4.750% 7/15/13	30,000	31,958
The Goldman Sachs Group, Inc. 5.250% 10/15/13	80,000	86,577
The Goldman Sachs Group, Inc. 5.300% 2/14/12	20,000	20,928
The Goldman Sachs Group, Inc. 5.375% 3/15/20	350,000	361,676
The Goldman Sachs Group, Inc. 5.450% 11/01/12	150,000	160,429

	Principal Amount	Value
The Goldman Sachs Group, Inc. 6.000% 6/15/20	$240,000	$259,359
HSBC Finance Corp. (b) 6.676% 1/15/21	450,000	454,627
International Lease Finance Corp. (b) 6.750% 9/01/16	720,000	768,600
JPMorgan Chase & Co. 4.250% 10/15/20	120,000	117,198
JPMorgan Chase & Co. 5.125% 9/15/14	820,000	872,538
JPMorgan Chase & Co. 5.150% 10/01/15	600,000	634,571
Kaupthing Bank (Acquired 10/06/06, Cost $99,469) (b) (c) (e) 5.750% 10/04/11	100,000	26,750
Kaupthing Bank HF (Acquired 2/28/08, Cost $1,507,428) (b) (c) (e) 7.625% 2/28/15	1,800,000	481,500
Kaupthing Bank HF (Acquired 5/19/06, Cost $149,208) (b) (c) (e) 7.125% 5/19/16	375,000	4
Lehman Brothers Holdings Capital Trust VII VRN (c) 5.857% 11/29/49	310,000	31
Lehman Brothers Holdings, Inc. (c) 6.500% 7/19/17	440,000	44
Lehman Brothers Holdings, Inc. Series I (c) 6.750% 12/28/17	1,320,000	132
MBNA Capital A Series A 8.278% 12/01/26	110,000	111,375
Merrill Lynch & Co., Inc. 6.875% 4/25/18	110,000	120,379
Morgan Stanley Series F 5.550% 4/27/17	200,000	208,360
Morgan Stanley Series F 5.625% 1/09/12	460,000	480,306
MUFG Capital Finance 1 Ltd. FRN 6.346% 7/29/49	180,000	181,384
SLM Corp. 5.000% 4/15/15	20,000	19,267
SLM Corp. 5.050% 11/14/14	120,000	114,682
SLM Corp. 5.375% 5/15/14	560,000	562,760
SLM Corp. 5.625% 8/01/33	110,000	86,312

		14,451,697

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Electric — 2.6%
Calpine Corp. (b) 7.500% 2/15/21	$330,000	$325,050
The Cleveland Electric Illuminating Co. 5.650% 12/15/13	190,000	207,762
The Cleveland Electric Illuminating Co. 5.700% 4/01/17	20,000	21,400
Dominion Resources, Inc. 5.700% 9/17/12	510,000	548,783
Duke Energy Corp. 5.625% 11/30/12	595,000	644,752
Energy Future Holdings Corp. 11.250% 11/01/17	379,241	219,959
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 10.000% 12/01/20	855,000	881,739
Exelon Corp. 5.625% 6/15/35	290,000	276,100
FirstEnergy Corp. Series B 6.450% 11/15/11	8,000	8,326
FirstEnergy Corp. Series C 7.375% 11/15/31	670,000	706,289
NRG Energy, Inc. 7.375% 2/01/16	30,000	30,750
NRG Energy, Inc. 7.375% 1/15/17	150,000	154,500
Pacific Gas & Electric Co. 5.800% 3/01/37	130,000	137,777
Pacific Gas & Electric Co. 6.050% 3/01/34	265,000	290,148
Pacific Gas & Electric Co. 8.250% 10/15/18	20,000	25,985

		4,479,320

Environmental Controls — 0.2%
Waste Management, Inc. 6.375% 11/15/12	300,000	327,160

Foods — 0.3%
Kraft Foods, Inc. 5.375% 2/10/20	480,000	516,609
The Kroger Co. 6.150% 1/15/20	40,000	45,326
The Kroger Co. 6.400% 8/15/17	30,000	34,445

		596,380

Health Care – Services — 1.1%
Community Health Systems, Inc. 8.875% 7/15/15	150,000	157,500
HCA, Inc. 9.625% 11/15/16	358,000	383,507
Roche Holdings, Inc. (b) 6.000% 3/01/19	220,000	255,825
Tenet Healthcare Corp. 9.250% 2/01/15	480,000	511,200

	Principal Amount	Value
UnitedHealth Group, Inc. 5.700% 10/15/40	$120,000	$119,480
UnitedHealth Group, Inc. 5.800% 3/15/36	70,000	71,017
UnitedHealth Group, Inc. 6.000% 2/15/18	110,000	124,866
WellPoint, Inc. 5.875% 6/15/17	20,000	22,356
WellPoint, Inc. 7.000% 2/15/19	150,000	176,570

		1,822,321

Holding Company – Diversified — 0.2%
Reynolds Group DL Escrow, Inc. /Reynolds Group Escrow LLC (b) 7.750% 10/15/16	250,000	264,375

Insurance — 0.8%
American International Group, Inc. 6.250% 3/15/37	570,000	504,080
MetLife Capital Trust IV (b) 7.875% 12/15/37	200,000	211,500
MetLife, Inc. 6.400% 12/15/36	440,000	413,600
Teachers Insurance & Annuity Association of America (b) 6.850% 12/16/39	260,000	304,201

		1,433,381

Iron & Steel — 0.1%
Steel Dynamics, Inc. 6.750% 4/01/15	140,000	141,750
Steel Dynamics, Inc. (b) 7.625% 3/15/20	40,000	42,800

		184,550

Lodging — 0.1%
Inn of the Mountain Gods Resort & Casino (c) 12.000% 12/31/49	50,000	26,063
MGM Mirage 7.625% 1/15/17	50,000	46,750
MGM Resorts International 10.375% 5/15/14	10,000	11,225
MGM Resorts International 11.125% 11/15/17	20,000	23,000
Station Casinos, Inc. (c) 7.750% 8/15/16	200,000	20

		107,058

Manufacturing — 0.2%
Tyco International Group SA 6.000% 11/15/13	230,000	255,148
Tyco International Group SA 6.750% 2/15/11	80,000	80,555

		335,703

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Media — 1.8%
Comcast Corp. 6.500% 1/15/15	$1,195,000	$1,360,780
Echostar DBS Corp. 7.000% 10/01/13	95,000	101,412
News America, Inc. 6.200% 12/15/34	20,000	21,000
News America, Inc. 6.650% 11/15/37	30,000	33,228
Reed Elsevier Capital, Inc. 8.625% 1/15/19	250,000	317,848
Time Warner Cable, Inc. 5.875% 11/15/40	410,000	405,638
Time Warner Cable, Inc. 6.200% 7/01/13	250,000	277,658
Time Warner Cable, Inc. 6.750% 6/15/39	180,000	198,805
Time Warner Cable, Inc. 8.250% 4/01/19	260,000	322,965
Time Warner Entertainment Co. LP 8.375% 7/15/33	20,000	25,239
TL Acquisitions, Inc. (b) 10.500% 1/15/15	20,000	20,650
United Business Media Ltd. (b) 5.750% 11/03/20	130,000	124,808

		3,210,031

Mining — 1.2%
Barrick Gold Corp. 6.950% 4/01/19	140,000	171,791
BHP Billiton Finance USA Ltd. 6.500% 4/01/19	470,000	558,898
Freeport-McMoRan Copper & Gold, Inc. 8.375% 4/01/17	210,000	232,313
Rio Tinto Finance USA Ltd. 1.875% 11/02/15	20,000	19,248
Rio Tinto Finance USA Ltd. 3.500% 11/02/20	350,000	332,244
Rio Tinto Finance USA Ltd. 6.500% 7/15/18	150,000	174,877
Teck Resources Ltd. 9.750% 5/15/14	8,000	10,011
Teck Resources Ltd. 10.250% 5/15/16	9,000	11,138
Vale Overseas Ltd. 6.875% 11/21/36	361,000	397,093
Vedanta Resources PLC (b) 8.750% 1/15/14	190,000	202,825

		2,110,438

Oil & Gas — 3.2%
Apache Corp. 5.100% 9/01/40	360,000	349,789

	Principal Amount	Value
BP Capital Markets PLC 3.125% 10/01/15	$480,000	$479,670
Conoco, Inc. 6.950% 4/15/29	155,000	190,494
ConocoPhillips 6.500% 2/01/39	260,000	309,167
Hess Corp. 7.300% 8/15/31	235,000	281,839
Hess Corp. 7.875% 10/01/29	90,000	112,952
Hess Corp. 8.125% 2/15/19	230,000	290,575
Kerr-McGee Corp. 6.950% 7/01/24	290,000	315,224
Kerr-McGee Corp. 7.875% 9/15/31	360,000	412,684
Noble Energy, Inc. 8.250% 3/01/19	300,000	374,877
Occidental Petroleum Corp. 7.000% 11/01/13	570,000	659,047
Pemex Project Funding Master Trust 6.625% 6/15/35	623,000	633,899
Petrobras International Finance Co. 5.750% 1/20/20	142,000	147,334
Petrobras International Finance Co. 6.125% 10/06/16	166,000	182,604
QEP Resources, Inc. 6.875% 3/01/21	180,000	189,000
SandRidge Energy, Inc. (b) 9.875% 5/15/16	160,000	169,200
Shell International Finance BV 4.375% 3/25/20	330,000	346,123
Total Capital SA 4.450% 6/24/20	40,000	41,461

		5,485,939

Packaging & Containers — 0.2%
Ball Corp. 5.750% 5/15/21	420,000	406,350

Pharmaceuticals — 0.4%
Pfizer, Inc. 6.200% 3/15/19	370,000	433,404
Wyeth 5.950% 4/01/37	200,000	221,325

		654,729

Pipelines — 1.0%
El Paso Corp. 7.000% 6/15/17	240,000	253,275
El Paso Corp. 7.800% 8/01/31	9,000	8,953
El Paso Natural Gas Co. 8.375% 6/15/32	289,000	339,926

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Kinder Morgan Energy Partners LP 5.000% 12/15/13	$100,000	$108,647
Kinder Morgan Energy Partners LP 5.850% 9/15/12	20,000	21,445
Kinder Morgan Energy Partners LP 6.000% 2/01/17	200,000	220,811
Kinder Morgan Energy Partners LP 6.750% 3/15/11	40,000	40,444
Kinder Morgan Energy Partners LP 6.950% 1/15/38	20,000	21,732
SemGroup Corp. (Acquired 12/07/09, Cost $0) (b) (e) (g) 8.750% 11/15/15	95,000	475
Southern Natural Gas Co. 8.000% 3/01/32	5,000	5,728
Tennessee Gas Pipeline Co. 7.625% 4/01/37	50,000	55,664
Williams Cos., Inc. 7.750% 6/15/31	156,000	175,947
Williams Cos., Inc. Series A 7.500% 1/15/31	388,000	435,744

		1,688,791

Retail — 0.6%
CVS Caremark Corp. 6.600% 3/15/19	150,000	175,630
CVS Caremark Corp. (b) 9.350% 1/10/23	240,000	247,330
CVS Pass-Through Trust (b) 5.298% 1/11/27	13,658	13,319
CVS Pass-Through Trust 5.880% 1/10/28	139,839	142,151
CVS Pass-Through Trust 6.036% 12/10/28	135,127	138,290
CVS Pass-Through Trust 6.943% 1/10/30	112,551	123,630
Sears Holdings Corp. (b) 6.625% 10/15/18	90,000	83,925
Wal-Mart Stores, Inc. 6.200% 4/15/38	50,000	56,921

		981,196

Savings & Loans — 0.4%
ASIF Global Financing XIX (b) 4.900% 1/17/13	20,000	20,600
The Goldman Sachs Capital II VRN 5.793% 6/01/43	390,000	330,525
ILFC E-Capital Trust II VRN (b) 6.250% 12/21/65	10,000	7,800
Resona Preferred Global Securities Cayman Ltd. VRN (b) 7.191% 12/29/49	385,000	382,116

		741,041

	Principal Amount	Value
Semiconductors — 0.0%
National Semiconductor Corp. 6.600% 6/15/17	$30,000	$33,143

Telecommunications — 2.6%
America Movil SAB de CV 5.000% 3/30/20	100,000	103,945
America Movil SAB de CV 5.625% 11/15/17	160,000	174,425
AT&T, Inc. 5.500% 2/01/18	410,000	455,462
AT&T, Inc. 6.550% 2/15/39	170,000	185,037
Cellco Partnership/Verizon Wireless Capital LLC 8.500% 11/15/18	50,000	65,428
Cricket Communications, Inc. 7.750% 5/15/16	160,000	166,000
Deutsche Telekom International Finance BV 5.750% 3/23/16	315,000	352,796
Intelsat Jackson Holdings SA (b) 7.250% 10/15/20	180,000	181,800
Intelsat Jackson Holdings SA (b) 8.500% 11/01/19	65,000	70,688
Intelsat Jackson Holdings SA 9.500% 6/15/16	30,000	31,650
Qwest Communications International, Inc. Series B 7.500% 2/15/14	95,000	96,187
Qwest Corp. 6.875% 9/15/33	100,000	98,250
Qwest Corp. 7.500% 10/01/14	55,000	61,600
Rogers Communications, Inc. 6.800% 8/15/18	120,000	144,271
SBC Communications, Inc. 5.100% 9/15/14	230,000	251,642
Sprint Capital Corp. 6.900% 5/01/19	910,000	898,625
Telecom Italia Capital SA 5.250% 10/01/15	310,000	317,396
Telefonica Emisiones SAU 5.134% 4/27/20	285,000	274,381
Verizon Communications, Inc. 6.100% 4/15/18	240,000	272,621
Verizon Global Funding Corp. 7.375% 9/01/12	190,000	209,775
Windstream Corp. 8.625% 8/01/16	50,000	52,625

		4,464,604

Transportation — 0.2%
Kansas City Southern de Mexico SA de CV 12.500% 4/01/16	98,000	120,050

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
RailAmerica, Inc. 9.250% 7/01/17	$200,000	$219,750

		339,800

TOTAL CORPORATE DEBT (Cost $59,866,477)		56,570,686

MUNICIPAL OBLIGATIONS — 0.8%
Kentucky Higher Education Student Loan Corp. FRN 1.487% 5/01/34	200,000	196,300
Los Angeles Department of Water & Power 6.574% 7/01/45	120,000	122,388
Municipal Electric Authority of Georgia 6.637% 4/01/57	130,000	127,075
Municipal Electric Authority of Georgia 6.655% 4/01/57	80,000	77,378
North Texas Higher Education Authority FRN 1.190% 7/01/30	415,000	401,458
State of California 7.300% 10/01/39	230,000	231,633
Tennessee Valley Authority 5.250% 9/15/39	210,000	221,895

		1,378,127

TOTAL MUNICIPAL OBLIGATIONS (Cost $1,384,545)		1,378,127

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 18.2%
Agency Collateral CMO — 0.3%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K007, Class X1 VRN 1.245% 4/25/20	716,534	53,707
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K009, Class X1 VRN 1.523% 8/25/20	789,323	72,214
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K008, Class X1 VRN 1.688% 6/25/20	977,912	101,284
NCUA Guaranteed Notes, Series 2010-C1, Class APT 2.650% 10/29/20	258,718	251,767

	Principal Amount	Value
NCUA Guaranteed Notes, Series 2010-C1, Class A2 2.900% 10/29/20	$20,000	$19,428

		498,400

Automobile ABS — 0.3%
Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class A (b) 3.150% 3/20/17	60,000	58,201
Avis Budget Rental Car Funding AESOP LLC, Series 2010-3A, Class A (b) 4.640% 5/20/16	180,000	188,255
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2 (b) 5.290% 3/25/16	300,000	323,068

		569,524

Commercial MBS — 2.5%
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A4 VRN 5.196% 9/10/47	650,000	701,365
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4 5.331% 2/11/44	170,000	174,247
GS Mortgage Securities Corp. II, Series 2005-GG4, Class AABA 4.680% 7/10/39	166,024	169,197
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AAB 4.664% 7/15/30	87,234	90,610
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5 4.739% 7/15/30	1,500,000	1,597,939
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3 VRN 5.866% 9/15/45	310,000	327,463
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A4 VRN 5.826% 6/12/50	80,000	84,761
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4 VRN 5.485% 3/12/51	320,000	312,560
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3 VRN 5.965% 8/12/49	10,000	10,567
Morgan Stanley Capital I, Series 2007-IQ14, Class A4 VRN 5.692% 4/15/49	900,000	932,910

		4,401,619

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Home Equity ABS — 3.0%
ACE Securities Corp., Series 2006-SD2, Class A FRN 0.561% 12/25/45	$423,465	$382,637
ACE Securities Corp., Series 2002-HE3, Class M1 FRN 2.061% 10/25/32	1,159,801	895,238
Countrywide Home Equity Loan Trust, Series 2005-G, Class 2A FRN 0.490% 12/15/35	148,534	76,236
Delta Funding Home Equity Loan Trust, Series 1999-1, Class A6F 6.340% 12/15/28	1,502	1,510
GSAA Home Equity Trust, Series 2006-19, Class A3A FRN 0.501% 12/25/36	1,570,143	830,925
GSAA Home Equity Trust, Series 2007-6, Class A4 FRN 0.561% 5/25/47	2,520,000	1,410,339
GSAA Home Equity Trust, Series 2007-5, Class 2A3A FRN 0.581% 4/25/47	2,560,000	1,509,111
Structured Asset Securities Corp., Series 2002-AL1, Class A3 3.450% 2/25/32	125,945	115,102

		5,221,098

Manufactured Housing ABS — 1.8%
Origen Manufactured Housing, Series 2005-B, Class A3 5.605% 5/15/22	3,000,000	3,026,345

Student Loans ABS — 2.0%
Bear Stearns Asset Back Securities Trust, Series 2005-SD4, Class 2A1 FRN 0.661% 12/25/42	176,301	153,106
Greenpoint Mortgage Funding Trust, Series 2005-HE4, Class 2A1A FRN 0.481% 7/25/30	410,924	303,830
HSI Asset Securitization Corp. Series 2005-II, Class 2A4 0.651% 11/25/35	2,400,000	939,074
Illinois Student Assistance Commission, Series 2010-1, Class A3 FRN 1.187% 7/25/45	700,000	664,762
Keycorp Student Loan Trust, Series 2003-A, Class 1A2 FRN 0.548% 10/25/32	192,717	170,423
Lehman XS Trust, Series 2005-5N, Class 1A1 FRN 0.561% 11/25/35	178,971	123,297
MSDWCC Heloc Trust, Series 2005-1, Class A FRN 0.451% 7/25/17	13,863	10,028

	Principal Amount	Value
SLM Student Loan Trust, Series 2003-11, Class A6 FRN (b) 0.592% 12/15/25	$300,000	$287,587
SLM Student Loan Trust, Series 2001-4, Class B FRN 0.788% 1/25/21	600,000	565,989
SLM Student Loan Trust, Series 2003-4, Class A5E FRN (b) 1.052% 3/15/33	299,377	292,012

		3,510,108

WL Collateral CMO — 8.3%
Bear Stearns Alt-A Trust, Series 2004-11, Class IIA6A VRN 5.116% 11/25/34	634,607	571,272
Countrywide Alternative Loan Trust, Series 2005-44, Class 1A1 FRN 0.591% 10/25/35	226,367	127,817
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1 FRN 0.591% 11/20/35	422,771	256,977
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-R3, Class AF FRN (b) 0.661% 9/25/35	408,596	364,305
Deutsche Mortgage Securities, Inc., Series 2005-WF1, Class 1A3 VRN (b) 5.200% 6/26/35	970,000	929,385
GSMPS Mortgage Loan Trust, Series 2005-RP3, Class 1AF FRN 0.611% 9/25/35	361,012	302,061
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3 2.977% 10/25/35	417,974	336,899
Harborview Mortgage Loan Trust, Series 2006-2, Class 1A VRN 2.978% 2/25/36	199,931	137,936
Impac Secured Assets CMN Owner Trust, Series 2005-2, Class A1 FRN 0.581% 3/25/36	441,650	242,423
Indymac Index Mortgage Loan Trust, Series 2004-AR12, Class A1 FRN 0.651% 12/25/34	37,081	21,711
MASTR Adjustable Rate Mortgages Trust, Series 2003-3, Class 3A4 VRN 2.537% 9/25/33	1,079,384	921,094
MASTR Adjustable Rate Mortgages Trust, Series 2007-R5, Class A1 (b) 2.840% 11/25/35	1,445,298	926,869
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 3A1 VRN 3.126% 1/25/36	370,366	316,799

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
MASTR Reperforming Loan Trust, Series 2005-2, Class 1A1F FRN (b) 0.611% 5/25/35	$358,013	$306,913
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3 VRN 3.302% 3/25/36	293,802	173,862
Nomura Asset Acceptance Corp., Series 2006-AF2, Class 1A4 6.431% 8/25/36	2,499,407	1,243,631
Prime Mortgage Trust, Series 2006-DR1, Class 1A1 (b) 5.500% 5/25/35	501,124	486,905
Prime Mortgage Trust, Series 2006-DR1, Class 1A2 (b) 6.000% 5/25/35	199,966	196,841
Prime Mortgage Trust, Series 2006-DR1, Class 2A2 (b) 6.000% 5/25/35	1,550,385	1,412,015
Residential Accredit Loans, Inc., Series 2006-QS8, Class A2 6.000% 8/25/36	2,053,559	1,365,955
Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 4A1 FRN 2.478% 3/25/46	1,161,980	712,565
WaMu Mortgage Pass Through Certificates, Series 2005-AR15, Class A1A1 FRN 0.521% 11/25/45	310,879	265,272
WaMu Mortgage Pass Through Certificates, Series 2005-AR8, Class 1A1A FRN 0.531% 7/25/45	63,511	53,648
WaMu Mortgage Pass Through Certificates, Series 2005-AR13, Class A1A1 FRN 0.551% 10/25/45	242,734	204,980
WaMu Mortgage Pass Through Certificates, Series 2006-AR13, Class 1A FRN 1.208% 10/25/46	1,633,465	1,007,232
WaMu Mortgage Pass Through Certificates, Series 2006-AR14, Class 2A3 5.624% 11/25/36	1,940,000	1,488,715

		14,374,082

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $34,259,558)		31,601,176

SOVEREIGN DEBT OBLIGATIONS — 0.7%
Province of Ontario Canada 2.700% 6/16/15	660,000	671,908

	Principal Amount	Value
Province of Ontario Canada 4.000% 10/07/19	$310,000	$318,453
United Mexican States 6.750% 9/27/34	155,000	174,375

		1,164,736

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,131,346)		1,164,736

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 33.1%
Collateralized Mortgage Obligations — 0.2%
Government National Mortgage Association Series 2010-14, Class SC 4.543% 8/20/35	499,978	72,953
Series 2009-87, Class TS 5.839% 7/20/35	306,261	37,394
Series 2005-81, Class SD 6.039% 12/20/34	289,252	28,292
Series 2009-35, Class SP 6.139% 5/16/37	623,949	75,153
Series 2005-13, Class SD 6.539% 2/20/35	205,284	30,776

		244,568

Pass-Through Securities — 32.9%
Federal Home Loan Mortgage Corp TBA(h) Pool #2308 4.000% 10/01/39	100,000	99,266
Federal Home Loan Mortgage Corp. Series 3738, Class BP 4.000% 12/15/38	400,000	395,099
Pool #1N1640 5.160% 1/01/37	286,089	299,451
Pool #1N1637 5.515% 1/01/37	639,571	671,083
Pool #1J1368 5.580% 10/01/36	239,548	253,310
Pool #1N2654 5.625% 11/23/35	170,000	176,994
Federal National Mortgage Association Pool #993117 4.500% 1/01/39	144,016	147,948
Pool #AA0856 4.500% 1/01/39	437,013	448,946
Pool #AA2450 4.500% 2/01/39	111,722	114,772
Pool #AA3495 4.500% 2/01/39	509,300	523,206
Pool #935520 4.500% 8/01/39	373,655	383,857
Pool #AD5481 4.500% 5/01/40	5,438,352	5,586,845

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AD6914 4.500% 6/01/40	$557,175	$572,388
Pool #AD8685 4.500% 8/01/40	777,799	799,036
Pool #974965 5.000% 4/01/38	3,557,596	3,738,811
Pool #AE2266 5.000% 3/01/40	791,036	831,329
Pool #709406 5.500% 7/01/33	3,636,129	3,910,401
Pool #937948 5.500% 6/01/37	54,751	58,736
Pool #950385 5.758% 8/01/37	63,708	66,874
Pool #481473 6.000% 2/01/29	568	624
Pool #867557 6.000% 2/01/36	16,328	17,794
Pool #AE0469 6.000% 12/01/39	3,286,996	3,568,702
Federal National Mortgage Association TBA Pool #1438 3.500% 8/01/25 (h)	6,100,000	6,143,844
Pool #4992 4.000% 10/01/39 (h)	900,000	895,289
Pool #12651 4.500% 12/01/38 (h)	3,300,000	3,387,914
Pool #26443 5.000% 4/01/36 (h)	600,000	630,797
Pool #45488 5.500% 4/01/35 (h)	3,100,000	3,311,187
Pool #45488 5.500% 4/01/35 (h)	7,200,000	7,703,438
Pool #53506 6.000% 9/01/35 (h)	200,000	217,344
Government National Mortgage Association Pool #487588 6.000% 4/15/29	12,335	13,559
Pool #595077 6.000% 10/15/32	2,250	2,478
Pool #596620 6.000% 10/15/32	2,054	2,262
Pool #598000 6.000% 12/15/32	86	95
Pool #604706 6.000% 10/15/33	285,554	314,411
Pool #636251 6.000% 3/15/35	28,564	31,437
Pool #782034 6.000% 1/15/36	328,455	361,493
Pool #658029 6.000% 7/15/36	295,026	324,286

	Principal Amount	Value
Government National Mortgage Association TBA Pool #232 4.000% 8/01/40 (h)	$4,700,000	$4,727,539
Pool #872 4.500% 12/01/39 (h)	3,400,000	3,530,422
Government National Mortgage Association TBA (h) Pool #16752 5.500% 4/01/36	1,800,000	1,945,265
Residual Funding Principal Strip 0.010% 10/15/19	1,280,000	948,260

		57,156,792

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $56,754,071)		57,401,360

U.S. TREASURY OBLIGATIONS — 11.1%
U.S. Treasury Bonds & Notes — 11.1%
U.S. Treasury Bond 3.875% 8/15/40	20,000	18,424
U.S. Treasury Bond 4.375% 5/15/40	790,000	793,944
U.S. Treasury Inflation Index 1.250% 7/15/20	882,490	904,846
U.S. Treasury Inflation Index (i) 1.750% 1/15/28	730,758	746,512
U.S. Treasury Inflation Index 2.125% 2/15/40	576,767	612,680
U.S. Treasury Inflation Index 2.375% 1/15/27	932,661	1,039,959
U.S. Treasury Inflation Index 3.875% 4/15/29	2,048,754	2,753,494
U.S. Treasury Note 0.500% 11/15/13	30,000	29,616
U.S. Treasury Note 1.375% 2/15/13	70,000	71,064
U.S. Treasury Note 2.125% 12/31/15	1,370,000	1,377,277
U.S. Treasury Note 2.250% 11/30/17	1,310,000	1,273,975
U.S. Treasury Note 2.625% 8/15/20	2,000,000	1,896,328
U.S. Treasury Note 2.625% 11/15/20	1,170,000	1,103,730
U.S. Treasury Note 2.750% 12/31/17	790,000	791,852
U.S. Treasury Note 3.500% 5/15/20	2,530,000	2,592,064
United States Treasury Strip Principal 0.010% 2/15/25	2,660,000	1,481,543

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
United States Treasury Strip Principal 0.010% 11/15/27	$3,920,000	$1,882,641

		19,369,949

TOTAL U.S. TREASURY OBLIGATIONS (Cost $18,937,894)		19,369,949

TOTAL BONDS & NOTES (Cost $172,333,891)		167,486,034

	Units
PURCHASED OPTIONS — 0.0%
Options on Futures — 0.0%
3 Month Euribor Put, Expires 1/17/11, Strike 98.75 (United Kingdom)	24	201

TOTAL PURCHASED OPTIONS (Cost $2,042)		201

	Number of Shares

WARRANTS — 0.0%
Pipelines — 0.0%
SemGroup Corp., Expires 11/30/14, Strike 25.00 (a) (g)	258	-

TOTAL WARRANTS (Cost $0)		-

TOTAL LONG-TERM INVESTMENTS (Cost $174,982,734)		168,204,779

	Principal Amount
SHORT-TERM INVESTMENTS — 22.4%
Repurchase Agreement — 3.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (j)	$5,827,374	5,827,374

Discount Notes — 13.3%
Federal Home Loan Bank Discount Notes 0.010% 1/21/11	3,500,000	3,499,660
Federal Home Loan Bank Discount Notes 0.010% 1/26/11	3,500,000	3,499,575
Federal Home Loan Mortgage Corp. 0.010% 1/10/11	3,400,000	3,399,860
Federal Home Loan Mortgage Corp. 0.010% 2/01/11	2,500,000	2,499,624

	Principal Amount	Value
Federal Home Loan Mortgage Corp. 0.010% 2/08/11	$3,500,000	$3,499,372
Federal Home Loan Mortgage Corp. (i) 0.010% 5/09/11	125,000	124,920
Federal National Mortgage Association 0.010% 2/01/11	3,500,000	3,499,472
Federal National Mortgage Association 0.010% 2/09/11	3,100,000	3,099,395

		23,121,878

U.S. Treasury Bills — 5.8%
U.S. Treasury Bill 0.010% 5/19/11	10,000,000	9,992,736
U.S. Treasury Bill (i) 0.010% 6/02/11	19,000	18,983

		10,011,719

TOTAL SHORT-TERM INVESTMENTS (Cost $38,960,971)		38,960,971

TOTAL INVESTMENTS —119.3% (Cost $213,943,705) (k)		207,165,750

Other Assets/(Liabilities) —(19.3)%		(33,562,935)

NET ASSETS — 100.0%		$173,602,815

Notes to Portfolio of Investments

ABS	Asset-Backed Security
CMO	Collateralized Mortgage Obligation
EUR	Euro
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, these securities amounted to a value of $15,307,311 or 8.82% of net assets.
(c)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2010, these securities amounted to a value of $856,028 or 0.49% of net assets.
(d)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(e)	Restricted security. Certain securities are restricted as to resale. At December 31, 2010, these securities amounted to a value of $784,734 or 0.45% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (continued)

(f)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2010, these securities amounted to a value of $171,553 or 0.10% of net assets.
(g)	This security is valued in good faith under procedures established by the Board of Trustees.
(h)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(i)	A portion of this security is held as collateral for open futures contracts and written options outstanding. (Note 2).
(j)	Maturity value of $5,827,379. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $5,945,703.
(k)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 68.8%

COMMON STOCK — 68.4%
Aerospace & Defense — 0.9%
United Technologies Corp.	7,192	$566,154

Agriculture — 0.8%
British American Tobacco PLC	5,563	214,251
Japan Tobacco, Inc.	44	162,755
Philip Morris International, Inc.	2,497	146,149

		523,155

Auto Manufacturers — 1.6%
Daimler AG (a)	2,838	192,751
General Motors Co. (a)	8,680	319,945
Nissan Motor Co. Ltd.	27,300	259,853
Paccar, Inc.	4,657	267,405

		1,039,954

Automotive & Parts — 1.0%
Cie Generale des Etablissements Michelin Class B	1,520	109,574
Johnson Controls, Inc.	13,913	531,476

		641,050

Banks — 4.9%
Bank of America Corp.	37,477	499,943
Barclays PLC	42,183	173,610
BB&T Corp.	4,226	111,102
BNP Paribas	2,942	188,240
Capital One Financial Corp.	706	30,047
China Merchants Bank Co. Ltd.	62,400	158,076
Comerica, Inc.	813	34,341
DnB NOR ASA	10,296	144,721
Erste Group Bank AG	2,253	106,117
HSBC Holdings PLC	33,117	337,599
Huntington Bancshares, Inc.	10,200	70,074
KBC Groep NV (a)	2,873	98,359
Lloyds Banking Group PLC (a)	116,669	119,693
Regions Financial Corp.	7,479	52,353
State Street Corp.	1,980	91,753
Sumitomo Mitsui Financial Group, Inc.	4,818	171,634
SVB Financial Group (a)	602	31,936
U.S. Bancorp	6,650	179,350
Wells Fargo & Co.	19,591	607,125
Zions Bancorp	674	16,331

		3,222,404

Beverages — 1.4%
The Coca-Cola Co.	7,693	505,968
PepsiCo, Inc.	4,000	261,320
Pernod-Ricard SA	1,503	141,785

		909,073

	Number of Shares	Value
Biotechnology — 0.8%
Alexion Pharmaceuticals, Inc. (a)	354	$28,515
Biogen Idec, Inc. (a)	3,326	223,008
Celgene Corp. (a)	4,418	261,281
Intercell AG (a)	2,182	33,938

		546,742

Building Materials — 0.3%
Daikin Industries Ltd.	3,000	106,390
Nippon Sheet Glass Co. Ltd.	42,000	113,353

		219,743

Chemicals — 1.9%
The Dow Chemical Co.	10,099	344,780
E.I. du Pont de Nemours & Co.	11,672	582,199
Huabao International Holdings Ltd.	63,000	103,674
Lanxess AG	2,451	194,143
PPG Industries, Inc.	600	50,442

		1,275,238

Commercial Services — 0.5%
Experian PLC	11,051	137,627
Genpact Ltd. (a)	1,106	16,811
MasterCard, Inc. Class A	465	104,211
McKesson Corp.	753	52,996
Visa, Inc. Class A	536	37,724

		349,369

Computers — 3.6%
Apple, Inc. (a)	3,513	1,133,153
Cognizant Technology Solutions Corp. Class A (a)	2,545	186,523
EMC Corp. (a)	9,126	208,986
Fujitsu	16,000	111,344
Hewlett-Packard Co.	7,931	333,895
International Business Machines Corp.	2,345	344,152
SanDisk Corp. (a)	1,478	73,693

		2,391,746

Cosmetics & Personal Care — 1.5%
Colgate-Palmolive Co.	1,452	116,697
The Procter & Gamble Co.	11,123	715,543
Shiseido Co. Ltd.	5,900	128,923

		961,163

Distribution & Wholesale — 0.5%
Marubeni Corp.	15,000	105,468
Mitsui & Co. Ltd.	11,600	191,542

		297,010

Diversified Financial — 3.2%
American Express Co.	2,402	103,094
Citigroup, Inc. (a)	105,710	500,008
CME Group, Inc.	366	117,760
Credit Suisse Group	4,272	172,507

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Goldman Sachs Group, Inc.	3,885	$653,302
Invesco Ltd.	3,681	88,565
Macquarie Group Ltd.	4,606	174,366
Morgan Stanley	7,970	216,864
TD Ameritrade Holding Corp.	5,661	107,502

		2,133,968

Electric — 1.6%
American Electric Power Co., Inc.	1,982	71,313
Edison International	2,670	103,062
International Power PLC	17,627	120,390
National Grid PLC	14,082	122,825
NextEra Energy, Inc.	3,405	177,026
NV Energy, Inc.	7,227	101,539
PG&E Corp.	2,850	136,344
Public Service Enterprise Group, Inc.	2,815	89,545
SCANA Corp.	594	24,117
The Southern Co.	3,205	122,527
Xcel Energy, Inc.	417	9,820

		1,078,508

Electrical Components & Equipment — 0.7%
Mitsubishi Electric Corp.	25,000	262,327
Schneider Electric SA	1,490	223,576

		485,903

Electronics — 0.7%
HON HAI Precision Industry Co. Ltd. GDR (Taiwan) (b)	17,294	139,562
Koninklijke Philips Electronics NV	6,868	210,759
Premier Farnell PLC	19,848	88,853

		439,174

Entertainment — 0.1%
International Game Technology	3,392	60,005

Food Services — 0.3%
Sodexo	2,410	166,560

Foods — 1.4%
Campbell Soup Co.	2,542	88,334
General Mills, Inc.	5,098	181,438
Kellogg Co.	1,959	100,066
The Kroger Co.	3,738	83,582
Sysco Corp.	8,741	256,985
Unilever NV	7,398	230,681

		941,086

Gas — 1.1%
Centrica PLC	39,259	203,208
Gaz De France	5,257	189,470
Perusahaan Gas Negara PT	160,000	78,527
Sempra Energy	2,300	120,704
Snam Rete Gas SpA	30,612	152,567

		744,476

	Number of Shares	Value
Health Care – Products — 0.4%
Boston Scientific Corp. (a)	4,062	$30,749
Covidien PLC	5,560	253,870

		284,619

Health Care – Services — 0.5%
Aetna, Inc.	1,153	35,178
DaVita, Inc. (a)	401	27,866
Thermo Fisher Scientific, Inc. (a)	1,118	61,892
UnitedHealth Group, Inc.	3,390	122,413
WellPoint, Inc. (a)	1,924	109,399

		356,748

Holding Company – Diversified — 0.2%
Hutchison Whampoa Ltd.	16,000	165,022

Home Builders — 0.2%
Lennar Corp. Class A	1,386	25,987
NVR, Inc. (a)	139	96,052

		122,039

Household Products — 0.3%
Reckitt Benckiser Group PLC	3,211	176,664

Insurance — 2.3%
ACE Ltd.	2,576	160,356
Aflac, Inc.	815	45,991
Berkshire Hathaway, Inc. Class B (a)	1,588	127,215
ING Groep NV (a)	17,189	168,118
MetLife, Inc.	4,968	220,778
Prudential Financial, Inc.	4,051	237,834
QBE Insurance Group Ltd.	8,995	167,008
RenaissanceRe Holdings Ltd.	2,123	135,214
XL Group PLC	3,866	84,356
Zurich Financial Services AG	683	177,040

		1,523,910

Internet — 0.9%
Amazon.com, Inc. (a)	1,945	350,100
Google, Inc. Class A (a)	387	229,866

		579,966

Investment Companies — 0.2%
Man Group PLC	30,652	141,731

Iron & Steel — 0.3%
ArcelorMittal	5,342	203,699

Leisure Time — 0.4%
Carnival Corp.	6,435	296,718

Lodging — 0.5%
Genting Singapore PLC (a)	38,000	64,827
Intercontinental Hotels Group PLC	9,317	180,811
Starwood Hotels & Resorts Worldwide, Inc.	1,126	68,438

		314,076

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Machinery – Construction & Mining — 0.3%
BHP Billiton PLC	4,893	$195,152

Machinery – Diversified — 0.2%
Kubota Corp.	11,000	104,165

Manufacturing — 2.7%
3M Co.	3,382	291,867
Cookson Group PLC (a)	8,616	88,508
FUJIFILM Holdings Corp.	5,000	180,770
General Electric Co.	17,137	313,436
Honeywell International, Inc.	8,002	425,386
Parker Hannifin Corp.	680	58,684
Siemens AG	2,329	288,989
Tyco International Ltd.	3,723	154,281

		1,801,921

Media — 2.2%
CBS Corp. Class B	2,940	56,007
Comcast Corp. Class A	8,157	179,209
DIRECTV Class A (a)	1,482	59,176
Gannett Co., Inc.	6,363	96,018
Time Warner, Inc.	22,986	739,460
The Walt Disney Co.	7,704	288,977

		1,418,847

Mining — 1.3%
Alcoa, Inc.	3,722	57,282
First Quantum Minerals Ltd.	1,464	158,954
Freeport-McMoRan Copper & Gold, Inc.	4,553	546,770
Kinross Gold Corp.	6,349	120,699

		883,705

Office Equipment/Supplies — 0.2%
Ricoh Co. Ltd.	7,000	102,555

Oil & Gas — 7.5%
Anadarko Petroleum Corp.	1,531	116,601
Apache Corp.	3,496	416,828
BG Group PLC	9,407	190,409
BP PLC	23,625	173,170
Cairn Energy PLC (a)	10,654	69,891
Chevron Corp.	7,306	666,673
ConocoPhillips	2,382	162,214
Devon Energy Corp.	2,882	226,266
EOG Resources, Inc.	3,537	323,317
Exxon Mobil Corp.	14,692	1,074,279
JX Holdings, Inc.	24,200	164,016
Noble Energy, Inc.	1,770	152,362
Occidental Petroleum Corp.	6,520	639,612
Rowan Cos., Inc. (a)	970	33,863
Royal Dutch Shell PLC Class A	13,777	456,306
Tullow Oil PLC	4,432	87,267

		4,953,074

	Number of Shares	Value
Oil & Gas Services — 0.8%
Baker Hughes, Inc.	2,236	$127,832
Cameron International Corp. (a)	1,300	65,949
Halliburton Co.	1,400	57,162
Schlumberger Ltd.	3,655	305,193

		556,136

Pharmaceuticals — 4.2%
Abbott Laboratories	10,786	516,757
Bayer AG	2,877	213,080
Cardinal Health, Inc.	6,940	265,872
GlaxoSmithKline PLC	11,243	218,474
Medco Health Solutions, Inc. (a)	1,656	101,463
Merck & Co., Inc.	16,033	577,829
Pfizer, Inc.	27,886	488,284
Sanofi-Aventis	3,393	218,368
Shire Ltd.	4,762	114,695
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	1,244	64,850

		2,779,672

Pipelines — 0.0%
SemGroup Corp. Class A (a)	77	2,092

Real Estate — 0.7%
China Overseas Land & Investment Ltd.	54,000	99,974
China Resources Land Ltd.	46,000	83,444
Hang Lung Properties Ltd.	18,000	83,701
Sun Hung Kai Properties Ltd.	10,000	165,110

		432,229

Real Estate Investment Trusts (REITS) — 0.0%
Simon Property Group, Inc.	192	19,102

Retail — 2.2%
AutoZone, Inc. (a)	346	94,316
CVS Caremark Corp.	3,898	135,533
Darden Restaurants, Inc.	1,245	57,818
Kohl’s Corp. (a)	1,437	78,087
Lowe’s Cos., Inc.	8,509	213,406
PPR	947	151,006
Staples, Inc.	9,051	206,091
Takashimaya Co. Ltd.	13,000	111,431
Target Corp.	1,300	78,169
Wal-Mart Stores, Inc.	795	42,874
Walgreen Co.	1,114	43,401
Yum! Brands, Inc.	4,291	210,474

		1,422,606

Semiconductors — 1.6%
Analog Devices, Inc.	3,335	125,629
Applied Materials, Inc.	3,500	49,175
ASML Holding NV	3,099	120,319
Broadcom Corp. Class A	2,770	120,634
Intersil Corp. Class A	3,455	52,758

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Lam Research Corp. (a)	1,515	$78,447
Marvell Technology Group Ltd. (a)	713	13,226
Novellus Systems, Inc. (a)	1,007	32,546
NVIDIA Corp. (a)	1,600	24,640
Samsung Electronics Co., Ltd.	161	134,542
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	13,659	171,284
Xilinx, Inc.	5,607	162,491

		1,085,691

Software — 2.4%
Adobe Systems, Inc. (a)	2,117	65,161
Citrix Systems, Inc. (a)	700	47,887
Infosys Technologies Ltd. Sponsored ADR (India)	1,865	141,889
Microsoft Corp.	31,416	877,135
Oracle Corp.	13,914	435,508

		1,567,580

Telecommunications — 5.7%
American Tower Corp. Class A (a)	915	47,250
AT&T, Inc.	13,159	386,611
BT Group PLC	49,467	139,682
Cable & Wireless Worldwide PLC	44,158	45,289
Cisco Systems, Inc. (a)	39,639	801,897
Corning, Inc.	4,027	77,802
Frontier Communications Corp.	4,443	43,230
Juniper Networks, Inc. (a)	7,600	280,592
KDDI Corp.	18	103,998
Koninklijke KPN NV	7,254	106,177
Nokia Oyj	8,307	86,178
QUALCOMM, Inc.	7,006	346,727
Singapore Telecommunications Ltd.	3,000	7,216
Singapore Telecommunications Ltd.	37,000	87,922
Sprint Nextel Corp. (a)	45,916	194,225
Telefonica SA	11,322	257,711
Verizon Communications, Inc.	10,808	386,710
Vodafone Group PLC	112,986	294,296
ZTE Corp. Class H	16,600	66,073

		3,759,586

Toys, Games & Hobbies — 0.2%
Nintendo Co. Ltd.	400	117,447

Transportation — 1.1%
East Japan Railway	1,900	123,612
Nippon Express Co. Ltd.	16,000	72,119
Norfolk Southern Corp.	7,462	468,763
Union Pacific Corp.	868	80,429

		744,923

Water — 0.1%
American Water Works Co., Inc.	2,410	60,949

TOTAL COMMON STOCK (Cost $38,256,746)		45,165,105

	Number of Shares	Value

PREFERRED STOCK — 0.4% Auto Manufacturers — 0.3%
Volkswagen AG (a)	1,293	$209,997

Diversified Financial — 0.1%
Citigroup Capital XII 8.500%	1,800	47,628
Citigroup Capital XIII 7.875%	1,025	27,583

		75,211

U.S. Government Agencies — 0.0%
Federal Home Loan Mortgage Corp. 8.375% (a)	11,350	7,139
Federal National Mortgage Association 0.000% (a)	400	304
Federal National Mortgage Association 8.250% (a)	7,175	4,018

		11,461

TOTAL PREFERRED STOCK (Cost $674,338)		296,669

TOTAL EQUITIES (Cost $38,931,084)		45,461,774

	Principal Amount

BONDS & NOTES — 31.1%

CORPORATE DEBT — 10.7%
Aerospace & Defense — 0.1%
The Boeing Co. 4.875% 2/15/20	$40,000	43,059
Raytheon Co. 3.125% 10/15/20	10,000	9,221

		52,280

Agriculture — 0.1%
Altria Group, Inc. 9.250% 8/06/19	30,000	39,151
Reynolds American, Inc. 7.625% 6/01/16	30,000	34,867

		74,018

Airlines — 0.7%
Continental Airlines 2007- 1 Class A 5.983% 10/19/23	289,386	305,303
Delta Air Lines, Inc. Series 2007-1 Class A (c) 6.821% 8/10/22	81,256	87,350
Northwest Airlines, Inc. 7.575% 9/01/20	59,178	63,173

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
United Air Lines, Inc. 9.750% 1/15/17	$19,035	$21,937

		477,763

Auto Manufacturers — 0.1%
Motors Liquidation Co. EUR (d) (e) 8.375% 7/05/33	90,000	39,777

Banks — 1.2%
Bank of America Corp. 4.500% 4/01/15	$120,000	121,960
Bank of America Corp. 7.625% 6/01/19	110,000	126,658
Export-Import Bank of Korea (c) 5.250% 2/10/14	5,000	5,310
Glitnir Banki HF (Acquired 6/15/06, Cost $140,000) VRN (c) (e) (f) 6.693% 6/15/16	140,000	1
Glitnir Banki HF (Acquired 7/28/06, Cost $160,000) (c) (e) (f) 6.330% 7/28/11	160,000	47,600
Glitnir Banki HF (Acquired 9/25/07, Cost $99,776) (c) (e) (f) 6.375% 9/25/12	100,000	29,750
Hypothekenbank in Essen (c) 5.000% 1/20/12	20,000	20,803
Landsbanki Islands HF (Acquired 8/25/06, Cost $279,927) (c) (e) (f) 6.100% 8/25/11	280,000	30,800
Royal Bank of Scotland Group PLC 3.950% 9/21/15	120,000	117,964
Royal Bank of Scotland Group PLC 4.875% 3/16/15	30,000	30,688
Santander US Debt SA Unipersonal (c) 3.781% 10/07/15	100,000	93,958
UBS AG/Stamford CT 4.875% 8/04/20	40,000	40,694
Wachovia Capital Trust III VRN 5.800% 3/29/49	40,000	34,700
Wachovia Corp. 5.750% 2/01/18	50,000	55,515

		756,401

Beverages — 0.2%
Anheuser-Busch InBev Worldwide, Inc. 5.375% 1/15/20	50,000	54,179
Diageo Capital PLC 4.828% 7/15/20	70,000	73,862
PepsiCo, Inc. 7.900% 11/01/18	4,000	5,147

		133,188

	Principal Amount	Value
Biotechnology — 0.1%
FMC Finance III SA 6.875% 7/15/17	$70,000	$74,200

Chemicals — 0.0%
Westlake Chemical Corp. 6.625% 1/15/16	15,000	15,506

Coal — 0.0%
Peabody Energy Corp. 6.500% 9/15/20	20,000	21,350

Diversified Financial — 3.1%
Ally Financial, Inc. (c) 7.500% 9/15/20	70,000	73,412
Ally Financial, Inc. 8.000% 3/15/20	60,000	65,550
American Express Co. 8.125% 5/20/19	60,000	74,653
The Bear Stearns Cos., Inc. 7.250% 2/01/18	10,000	11,851
Citigroup, Inc. 6.010% 1/15/15	100,000	109,703
Citigroup, Inc. 8.125% 7/15/39	60,000	76,328
Federal Agricultural Mortgage Corp. 3.875% 8/19/11	90,000	91,753
Federal Home Loan Banks 0.410% 2/25/11	210,000	210,006
Federal Home Loan Mortgage Corp. 0.875% 10/28/13	50,000	49,670
Federal National Mortgage Association 0.000% 10/09/19	420,000	265,198
Federal National Mortgage Association 4.625% 5/01/13	160,000	172,652
Ford Motor Credit Co. LLC 8.000% 12/15/16	100,000	111,746
General Electric Capital Corp. 2.250% 11/09/15	110,000	105,749
General Electric Capital Corp. 4.375% 9/16/20	10,000	9,842
General Electric Capital Corp. 5.500% 1/08/20	60,000	64,169
General Electric Capital Corp. 6.875% 1/10/39	40,000	46,226
The Goldman Sachs Group, Inc. 5.375% 3/15/20	70,000	72,335
The Goldman Sachs Group, Inc. 6.000% 6/15/20	90,000	97,260
International Lease Finance Corp. (c) 6.500% 9/01/14	20,000	21,200
International Lease Finance Corp. (c) 6.750% 9/01/16	10,000	10,675
JPMorgan Chase & Co. 3.400% 6/24/15	80,000	81,580
JPMorgan Chase & Co. 4.250% 10/15/20	20,000	19,533

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Kaupthing Bank HF (Acquired 2/25/08, Cost $368,482) (c) (e) (f) 7.625% 2/28/15	$440,000	$117,700
Kaupthing Bank HF (Acquired 5/19/06, Cost $99,472) (c) (e) (f) 7.125% 5/19/16	100,000	1
Lehman Brothers Holdings Capital Trust VII VRN (e) 5.857% 11/29/49	130,000	13
Lehman Brothers Holdings, Inc. (e) 6.500% 7/19/17	30,000	3
Lehman Brothers Holdings, Inc. Series I (e) 6.750% 12/28/17	290,000	29
MUFG Capital Finance 1 Ltd. FRN 6.346% 7/29/49	100,000	100,769

		2,059,606

Electric — 0.6%
The AES Corp. 7.750% 3/01/14	32,000	34,160
Calpine Construction Finance Co. LP (c) 8.000% 6/01/16	35,000	37,187
Calpine Corp. (c) 7.500% 2/15/21	10,000	9,850
Dominion Resources, Inc. 5.200% 8/15/19	60,000	64,958
Energy Future Holdings Corp. 11.250% 11/01/17	9,601	5,569
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 10.000% 12/01/20	21,000	21,657
FirstEnergy Corp. Series C 7.375% 11/15/31	80,000	84,333
NRG Energy, Inc. 7.375% 2/01/16	10,000	10,250
NRG Energy, Inc. 7.375% 1/15/17	40,000	41,200
Pacific Gas & Electric Co. 5.800% 3/01/37	50,000	52,991

		362,155

Foods — 0.1%
Kraft Foods, Inc. 5.375% 2/10/20	60,000	64,576

Health Care – Services — 0.3%
DaVita, Inc. 6.625% 11/01/20	10,000	9,900
HCA, Inc. 7.500% 11/15/95	50,000	39,750
HCA, Inc. 7.690% 6/15/25	10,000	9,600

	Principal Amount	Value
Roche Holdings, Inc. (c) 6.000% 3/01/19	$20,000	$23,257
Tenet Healthcare Corp. 10.000% 5/01/18	30,000	34,950
UnitedHealth Group, Inc. 3.875% 10/15/20	20,000	19,080
UnitedHealth Group, Inc. 5.700% 10/15/40	10,000	9,957
UnitedHealth Group, Inc. 5.800% 3/15/36	20,000	20,291
WellPoint, Inc. 7.000% 2/15/19	30,000	35,314

		202,099

Insurance — 0.2%
MetLife, Inc. 4.750% 2/08/21	20,000	20,421
MetLife, Inc. 5.875% 2/06/41	40,000	42,173
MetLife, Inc. 7.717% 2/15/19	10,000	12,277
Teachers Insurance & Annuity Association of America (c) 6.850% 12/16/39	40,000	46,800

		121,671

Lodging — 0.1%
Inn of the Mountain Gods Resort & Casino (e) 12.000% 11/15/10	20,000	10,425
MGM Mirage 6.625% 7/15/15	5,000	4,581
MGM Resorts International 10.375% 5/15/14	5,000	5,612
MGM Resorts International 11.125% 11/15/17	15,000	17,250
Station Casinos, Inc. (e) 7.750% 8/15/16	55,000	6

		37,874

Media — 0.5%
Comcast Corp. 5.150% 3/01/20	100,000	105,034
Comcast Corp. 6.950% 8/15/37	10,000	11,311
Reed Elsevier Capital, Inc. 8.625% 1/15/19	30,000	38,142
Time Warner Cable, Inc. 4.125% 2/15/21	10,000	9,515
Time Warner Cable, Inc. 5.875% 11/15/40	40,000	39,574
Time Warner Cable, Inc. 6.750% 6/15/39	20,000	22,090
Time Warner Cable, Inc. 8.250% 4/01/19	80,000	99,374

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Time Warner, Inc. 4.700% 1/15/21	$10,000	$10,182
United Business Media Ltd. (c) 5.750% 11/03/20	20,000	19,201

		354,423

Mining — 0.5%
Barrick Gold Corp. 6.950% 4/01/19	30,000	36,812
BHP Billiton Finance USA Ltd. 6.500% 4/01/19	60,000	71,349
Freeport-McMoRan Copper & Gold, Inc. 8.375% 4/01/17	40,000	44,250
Rio Tinto Finance USA Ltd. 9.000% 5/01/19	90,000	120,874
Teck Resources Ltd. 9.750% 5/15/14	2,000	2,503
Teck Resources Ltd. 10.250% 5/15/16	3,000	3,712
Vale Overseas Ltd. 6.875% 11/21/36	70,000	76,999

		356,499

Oil & Gas — 1.0%
Anadarko Finance Co. Series B 7.500% 5/01/31	30,000	33,172
Anadarko Petroleum Corp. 6.375% 9/15/17	20,000	21,786
Anadarko Petroleum Corp. 6.450% 9/15/36	40,000	39,896
Apache Corp. 5.100% 9/01/40	40,000	38,865
BP Capital Markets PLC 3.125% 10/01/15	60,000	59,959
Chesapeake Energy Corp. 6.625% 8/15/20	30,000	29,550
ConocoPhillips 6.500% 2/01/39	60,000	71,346
Devon Energy Corp. 7.950% 4/15/32	30,000	39,834
Hess Corp. 6.000% 1/15/40	40,000	41,927
Hess Corp. 8.125% 2/15/19	20,000	25,267
Kerr-McGee Corp. 7.875% 9/15/31	10,000	11,463
Pemex Project Funding Master Trust 6.625% 6/15/35	111,000	112,942
Petrobras International Finance Co. 5.750% 1/20/20	22,000	22,827
Petrobras International Finance Co. 6.125% 10/06/16	26,000	28,601
QEP Resources, Inc. 6.875% 3/01/21	20,000	21,000

	Principal Amount	Value
SandRidge Energy, Inc. (c) 9.875% 5/15/16	$30,000	$31,725
Shell International Finance BV 6.375% 12/15/38	40,000	47,409
Total Capital SA 4.450% 6/24/20	10,000	10,365

		687,934

Oil & Gas Services — 0.0%
Cie Generale de Geophysique-Veritas 7.750% 5/15/17	10,000	10,250

Packaging & Containers — 0.1%
Ball Corp. 5.750% 5/15/21	50,000	48,375

Pharmaceuticals — 0.1%
Abbott Laboratories 5.125% 4/01/19	30,000	33,032
Pfizer, Inc. 6.200% 3/15/19	50,000	58,568

		91,600

Pipelines — 0.4%
Enterprise Products Operating LLC 6.500% 1/31/19	50,000	56,773
Kinder Morgan Energy Partners LP 6.850% 2/15/20	40,000	45,831
SemGroup Corp. (c) (f) (g) 8.750% 11/15/15	30,000	150
Southern Natural Gas Co. 8.000% 3/01/32	30,000	34,369
Williams Cos., Inc. 7.875% 9/01/21	40,000	47,214
Williams Partners LP 5.250% 3/15/20	50,000	51,830

		236,167

Retail — 0.3%
CVS Caremark Corp. 6.600% 3/15/19	60,000	70,252
CVS Caremark Corp. (c) 9.350% 1/10/23	100,000	103,054
CVS Pass-Through Trust 5.880% 1/10/28	28,842	29,319
Sears Holdings Corp. (c) 6.625% 10/15/18	10,000	9,325

		211,950

Savings & Loans — 0.3%
El Paso Performance-Linked Trust (c) 7.750% 7/15/11	40,000	40,947
ILFC E-Capital Trust II VRN (c) 6.250% 12/21/65	190,000	148,200

		189,147

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Telecommunications — 0.5%
America Movil SAB de CV 5.625% 11/15/17	$30,000	$32,705
AT&T, Inc. 5.800% 2/15/19	80,000	90,046
Cellco Partnership/Verizon Wireless Capital LLC 8.500% 11/15/18	40,000	52,342
Qwest Corp. 6.875% 9/15/33	10,000	9,825
Sprint Capital Corp. 8.750% 3/15/32	60,000	60,600
Telecom Italia Capital SA 5.250% 10/01/15	60,000	61,432

		306,950

Transportation — 0.1%
Kansas City Southern de Mexico SA de CV 12.500% 4/01/16	16,000	19,600
RailAmerica, Inc. 9.250% 7/01/17	32,000	35,160

		54,760

TOTAL CORPORATE DEBT (Cost $8,480,554)		7,040,519

MUNICIPAL OBLIGATIONS — 0.1%
Tennessee Valley Authority 5.250% 9/15/39	40,000	42,266

TOTAL MUNICIPAL OBLIGATIONS (Cost $39,553)		42,266

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.7%
Agency Collateral CMO — 0.1%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K007, Class X1 VRN 1.245% 4/25/20	99,432	7,459
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K009, Class X1 VRN 1.523% 8/25/20	99,914	9,141
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K008, Class X1 VRN 1.688% 6/25/20	99,787	10,335
NCUA Guaranteed Notes, Series 2010-C1, Class APT 2.650% 10/29/20	39,803	38,734

		65,669

	Principal Amount	Value
Commercial MBS — 0.3%
Extended Stay America Trust, Series 2010-ESHA, Class A (c) 2.951% 11/05/27	$99,840	$98,209
GS Mortgage Securities Corp. II, Series 2001-1285, Class C (c) 6.712% 8/15/18	90,000	92,066
Mach One Trust Commercial Mortgage-Backed, Series 2004-1A, Class X (Acquired 7/28/04, Cost $180,089) VRN (c) (f) 1.145% 5/28/40	1,423,527	17,367
Mutual Fund Fee Trust, Series 2000-3 (e) (g) 9.070% 7/01/08	655,398	7

		207,649

Home Equity ABS — 0.7%
MASTR Asset-Backed Securities Trust, Series 2005-AB1, Class A5A STEP 5.712% 11/25/35	660,000	274,442
Morgan Stanley Capital Inc., Series 2003-NC9, Class M FRN 1.386% 9/25/33	292,930	201,295

		475,737

Student Loans ABS — 0.0%
Residential Asset Mortgage Products, Inc., Series 2002-RS4, Class AII FRN 0.901% 8/25/32	3,043	2,357

WL Collateral CMO — 1.6%
Banc of America Funding Corp., Series 2004-B, Class 6A1 FRN 3.470% 12/20/34	120,124	73,684
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-R2, Class 2A1 7.000% 6/25/35	132,701	135,088
MASTR Reperforming Loan Trust, Series 2006-2, Class 1A1 VRN (c) 5.521% 5/25/36	230,510	206,147
MLCC Mortgage Investors, Inc., Series 2004-B, Class A3 FRN 1.574% 5/25/29	74,652	68,623
Prime Mortgage Trust, Series 2006-DR1, Class 1A2 (c) 6.000% 5/25/35	79,986	78,736
Structured Asset Securities Corp., Series 2005-RF1, Class A FRN 0.611% 3/25/35	435,152	372,869

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Structured Asset Securities Corp., Series 2005-RF3, Class 1A FRN (c) 0.611% 6/25/35	$125,152	$108,357

		1,043,504

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,152,560)		1,794,916

SOVEREIGN DEBT OBLIGATIONS — 0.1%
Mexico Government International Bond 6.050% 1/11/40	10,000	10,225
Russia Government International Bond STEP (b) 7.500% 3/31/30	35,800	41,403
United Mexican States 6.750% 9/27/34	17,000	19,125

		70,753

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $65,242)		70,753

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 11.3%
Pass-Through Securities — 11.3%
Federal Home Loan Mortgage Corp.
Series 3738, Class BP 4.000% 12/15/38	100,000	98,775
Pool #1N2654 5.625% 11/23/35 (i)	140,000	145,759
Federal National Mortgage Association Pool #974701 4.500% 4/01/38	205,053	210,652
Pool #AD1593 4.500% 2/01/40	715,788	735,333
Pool #944103 5.763% 7/01/37	178,677	188,870
Pool #595775 6.000% 8/01/31	7,156	7,881
Pool #896048 6.000% 6/01/36	253,343	275,729
Pool #831669 6.000% 7/01/36	165,714	180,459
Pool #AE0469 6.000% 12/01/39	375,657	407,852
Pool #902990 6.500% 11/01/36	14,318	15,922
Federal National Mortgage Association Principal Strip 0.000% 2/01/19	30,000	19,447

	Principal Amount	Value
Federal National Mortgage Association TBA Pool #1438 3.500% 8/01/24 (h)	$700,000	$705,031
Pool #4992 4.000% 10/01/38 (h)	700,000	696,336
Pool #45488 5.500% 4/01/34 (h)	1,100,000	1,176,914
Pool #45488 5.500% 4/01/34 (h)	600,000	640,875
Pool #53506 6.000% 9/01/34 (h)	100,000	108,672
Government National Mortgage Association Series 2010-H20, Class AF 0.584% 10/20/60	139,980	139,977
Series 2010-H26, Class LF 0.604% 8/20/58	100,039	99,913
Pool #783050 5.000% 7/20/40	97,331	103,483
Pool #4772 5.000% 8/20/40	98,212	104,542
Pool #575499 6.000% 1/15/32	45,251	49,812
Pool #579631 6.000% 2/15/32	27,172	29,903
Series 2005-26, Class SC 6.489% 10/20/33	1,020,454	104,749
Pool #582351 6.500% 10/15/32	31,440	35,466
Government National Mortgage Association TBA Pool #232 4.000% 8/01/39 (h)	700,000	704,102
Pool #872 4.500% 12/01/38 (h)	300,000	311,508
Residual Funding Principal Strip 0.010% 10/15/19	180,000	133,349

		7,431,311

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $7,360,072)		7,431,311

U.S. TREASURY OBLIGATIONS — 6.2%
U.S. Treasury Bonds & Notes — 6.2%
U.S. Treasury Bond 4.375% 11/15/39	470,000	472,712
U.S. Treasury Bond 4.375% 5/15/40	170,000	170,849
U.S. Treasury Inflation Index 1.250% 7/15/20	90,255	92,541

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Inflation Index 2.125% 2/15/40	$70,831	$75,241
U.S. Treasury Inflation Index 2.375% 1/15/27	10,845	12,092
U.S. Treasury Inflation Index (i) 2.500% 1/15/29	346,338	394,013
U.S. Treasury Inflation Index 3.875% 4/15/29	13,304	17,880
U.S. Treasury Note 2.125% 12/31/15	220,000	221,169
U.S. Treasury Note 2.250% 11/30/17	10,000	9,725
U.S. Treasury Note 2.625% 8/15/20	50,000	47,408
U.S. Treasury Note 2.625% 11/15/20	375,000	353,760
U.S. Treasury Note 2.750% 12/31/17	70,000	70,164
U.S. Treasury Note 3.500% 5/15/20	2,080,000	2,131,025

		4,068,579

TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,069,988)		4,068,579

TOTAL BONDS & NOTES (Cost $22,167,969)		20,448,344

	Units
PURCHASED OPTIONS — 0.0%
Options on Futures — 0.0%
3 Month Euribor Put, Expires 1/17/11, Strike 98.75 (United Kingdom)	2	17

TOTAL PURCHASED OPTIONS (Cost $170)		17

	Number of Shares

WARRANTS — 0.0%
Pipelines — 0.0%
SemGroup Corp., Expires 11/30/14, Strike 25.00 (a) (g)	81	-

TOTAL WARRANTS (Cost $0)		-

TOTAL LONG-TERM INVESTMENTS (Cost $61,099,223)		65,910,135

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 6.4%
Repurchase Agreement — 6.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (j)	$4,036,905	$4,036,905

Discount Notes — 0.3%
Federal Home Loan Mortgage Corp. 0.010% 4/19/11	200,000	199,862

TOTAL SHORT-TERM INVESTMENTS (Cost $4,236,767)		4,236,767

TOTAL INVESTMENTS — 106.3% (Cost $65,335,990) (k)		70,146,902

Other Assets/(Liabilities) — (6.3)%		(4,176,869)

NET ASSETS — 100.0%		$65,970,033

Notes to Portfolio of Investments

ABS	Asset-Backed Security
ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
EUR	Euro
FRN	Floating Rate Note
GDR	Global Depositary Receipt
MBS	Mortgage-Backed Security
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan

(a)	Non-income producing security.
(b)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2010, these securities amounted to a value of $180,965 or 0.27% of net assets.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, these securities amounted to a value of $1,609,138 or 2.44% of net assets.
(d)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(e)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2010, these securities amounted to a value of $276,112 or 0.42% of net assets.
(f)	Restricted security. Certain securities are restricted as to resale. At December 31, 2010, these securities amounted to a value of $243,369 or 0.37% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

(g)	This security is valued in good faith under procedures established by the Board of Trustees.
(h)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(i)	A portion of this security is held as collateral for open futures contracts and written options outstanding. (Note 2).
(j)	Maturity value of $4,036,909. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates ranging from 12/15/17 - 5/15/39, and an aggregate market value, including accrued interest, of $4,125,358.
(k)	See Note 6 for aggregate cost for federal tax purposes.

Notes to Portfolio of Investments (continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Global Allocation Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 59.0%

COMMON STOCK — 57.7%
Aerospace & Defense — 0.8%
The Boeing Co.	15,874	$1,035,937
L-3 Communications Holdings, Inc.	900	63,441
Lockheed Martin Corp.	11,300	789,983
Northrop Grumman Corp.	8,590	556,460
Raytheon Co.	5,730	265,528
Spirit AeroSystems Holdings, Inc. Class A (a)	28,451	592,066
United Technologies Corp.	13,733	1,081,062

		4,384,477

Agriculture — 0.7%
Altria Group, Inc.	23,570	580,294
British American Tobacco Malaysia	13,400	195,531
British American Tobacco PLC	8,323	320,548
Chaoda Modern Agriculture Holdings Ltd.	822,339	619,078
Cresud SA Sponsored ADR (Argentina) (a)	6,100	115,778
IOI Corp.	61,400	115,598
KT&G Corp. (a)	7,805	449,865
Lorillard, Inc.	2,732	224,188
Philip Morris International, Inc.	14,645	857,172
SLC Agricola SA	43,300	574,042

		4,052,094

Airlines — 0.0%
Southwest Airlines Co.	3,500	45,430

Apparel — 0.0%
China Dongxiang Group Co.	373,548	163,142

Auto Manufacturers — 1.0%
Bayerische Motoren Werke AG	2,000	157,531
Daihatsu Motor Co. Ltd.	17,650	270,832
Dongfeng Motor Group Co. Ltd. Class H	67,800	116,725
Ford Motor Co. (a)	39,500	663,205
Fuji Heavy Industries Ltd.	76,030	589,870
General Motors Co. (a)	33,500	1,234,810
Guangzhou Automobile Group Co. Ltd.	239,383	331,216
Honda Motor Co. Ltd.	18,860	746,013
Suzuki Motor Corp.	49,237	1,212,531
Toyota Motor Corp.	12,910	508,793

		5,831,526

Automotive & Parts — 0.5%
Aisin Seiki Co. Ltd.	9,940	351,724
Autoliv, Inc.	900	71,046
BorgWarner, Inc. (a)	2,000	144,720
Bridgestone Corp.	9,400	181,641

	Number of Shares	Value
Cheng Shin Rubber Industry Co. Ltd.	83,750	$186,414
Denso Corp.	11,370	392,373
Futaba Industrial Co. Ltd. (a)	21,510	156,006
Magna International, Inc. Class A	1,300	67,600
Mando Corp. (a)	600	68,934
Sumitomo Electric Industries Ltd.	21,800	302,807
Toyota Industries Corp.	25,821	801,649
TRW Automotive Holdings Corp. (a)	1,300	68,510

		2,793,424

Banks — 3.5%
Banco Bilbao Vizcaya Argentaria SA	15,100	153,098
Banco do Brasil SA	5,600	106,022
Banco Macro SA Class B Sponsored ADR (Argentina)	2,300	115,460
Banco Santander Brasil SA	20,000	272,096
Banco Santander Chile Sponsored ADR (Chile)	2,800	261,716
Banco Santander SA	74,600	794,427
Bank of America Corp.	140,978	1,880,646
The Bank of Kyoto Ltd.	24,490	232,310
Bank of New York Mellon Corp.	43,769	1,321,824
BNP Paribas	8,400	537,462
Capital One Financial Corp.	900	38,304
DBS Group Holdings Ltd.	24,000	267,775
DnB NOR ASA	27,100	380,919
HSBC Holdings PLC	29,600	302,922
HSBC Holdings PLC	110,976	1,131,303
Intesa Sanpaolo	119,300	324,256
Lloyds Banking Group PLC (a)	438,400	449,765
Mitsubishi UFJ Financial Group, Inc.	105,410	570,003
Northern Trust Corp.	8,149	451,536
Oversea-Chinese Banking Corp. Ltd.	99,900	768,973
Sberbank of Russian Federation	446,800	1,522,260
Siam Commercial Bank PCL	134,116	459,920
Standard Chartered PLC	11,250	303,012
State Bank of India	11,280	708,534
State Street Corp.	13,218	612,522
Sumitomo Mitsui Financial Group, Inc.	11,930	424,989
Turkiye Garanti Bankasi AS	92,836	472,055
U.S. Bancorp	48,887	1,318,482
UniCredit SpA	272,100	563,997
United Overseas Bank Ltd.	13,100	185,762
Wells Fargo & Co.	92,531	2,867,536

		19,799,886

Beverages — 0.7%
China Huiyuan Juice Group Ltd.	69,000	47,131
Coca-Cola Central Japan Co. Ltd.	3,221	43,105
The Coca-Cola Co.	7,091	466,375
Coca-Cola Enterprises, Inc.	2,600	65,078
Coca-Cola West Co. Ltd.	8,880	160,956

The accompanying notes are an integral part of the financial statements.

MassMutual Select Global Allocation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Constellation Brands, Inc. Class A (a)	5,199	$115,158
Diageo PLC Sponsored ADR (United Kingdom)	15,904	1,182,144
Dr. Pepper Snapple Group, Inc.	5,500	193,380
Fomento Economico Mexicano SAB de CV Series B Sponsored ADR (Mexico)	3,600	201,312
Fraser and Neave Ltd.	105,400	526,371
Hokkaido Coca-Cola Bottling Co. Ltd.	4,700	23,637
Kirin Holdings Co. Ltd.	40,000	561,207
Mikuni Coca-Cola Bottling Co. Ltd.	11,900	108,212
Molson Coors Brewing Co. Class B	1,400	70,266

		3,764,332

Biotechnology — 0.5%
Amgen, Inc. (a)	11,618	637,828
Biogen Idec, Inc. (a)	1,000	67,050
Celgene Corp. (a)	5,000	295,700
CSL Ltd.	18,521	686,783
Daikin Industries Ltd.	1,800	63,834
Genzyme Corp. (a)	10,147	722,466
Life Technologies Corp. (a)	8,405	466,478

		2,940,139

Building Materials — 0.1%
Rinnai Corp.	4,500	275,044

Chemicals — 2.0%
Agrium, Inc.	6,100	559,675
BASF SE	2,800	223,873
Bayer AG Sponsored ADR (Germany)	400	29,344
CF Industries Holdings, Inc.	11,100	1,500,165
China BlueChemical Ltd.	306,600	221,346
The Dow Chemical Co.	27,061	923,863
Eastman Chemical Co.	900	75,672
EI du Pont de Nemours & Co.	18,656	930,561
FMC Corp.	19,719	1,575,351
Hitachi Chemical Co. Ltd.	18,600	385,058
The Lubrizol Corp.	600	64,128
Potash Corporation of Saskatchewan, Inc.	2,200	340,626
PPG Industries, Inc.	800	67,256
Praxair, Inc.	3,295	314,574
PTT Chemical PCL	153,692	748,813
Samsung Fine Chemicals Co. Ltd.	4,000	292,105
Shin-Etsu Chemical Co. Ltd.	21,288	1,153,391
Sociedad Quimica y Minera de Chile SA Sponsored ADR (Chile)	5,500	321,310
Sumitomo Chemical Co. Ltd.	274,670	1,353,090
Ube Industries Ltd.	129,600	389,360
Uralkali GDR (Russia) (b)	1,100	40,392

		11,509,953

	Number of Shares	Value
Coal — 0.6%
Alliance Resource Partners LP	4,660	$306,441
Bumi Resources Tbk PT	1,213,400	406,648
China Shenhua Energy Co. Ltd.	69,838	292,796
CONSOL Energy, Inc.	44,320	2,160,157
Kuzbassrazrezugol (a)	632,300	246,597
Mongolian Mining Corp. (a)	129,900	151,507

		3,564,146

Commercial Services — 0.2%
Donnelley (R.R.) & Sons Co.	1,949	34,049
Jiangsu Expressway Co. Ltd.	42,500	48,719
McKesson Corp.	9,122	642,006
PLUS Expressways	330,181	483,485
Western Union Co.	2,600	48,282
Xiamen International Port Co. Ltd.	470,700	91,912

		1,348,453

Computers — 2.9%
Accenture PLC Class A	949	46,017
Apple, Inc. (a)	18,087	5,834,143
Asustek Computer	14,700	139,599
Cognizant Technology Solutions Corp. Class A (a)	3,000	219,870
Compal Electronics, Inc.	66,282	87,618
Computer Sciences Corp.	2,430	120,528
Dell, Inc. (a)	83,732	1,134,569
EMC Corp. (a)	34,800	796,920
Fujitsu	16,210	112,805
Hewlett-Packard Co.	45,768	1,926,833
HTC Corp.	36,100	1,113,650
International Business Machines Corp.	26,548	3,896,184
Lexmark International, Inc. Class A (a)	4,475	155,820
Research In Motion Ltd. (a)	1,100	63,943
SanDisk Corp. (a)	4,515	225,118
Seagate Technology (a)	2,200	33,066
TDK Corp.	5,080	353,338
Teradata Corp. (a)	2,178	89,646
Western Digital Corp. (a)	3,579	121,328

		16,470,995

Cosmetics & Personal Care — 0.5%
Colgate-Palmolive Co.	11,423	918,066
The Procter & Gamble Co.	32,214	2,072,327

		2,990,393

Distribution & Wholesale — 0.6%
Adani Enterprises Ltd.	42,100	609,986
Mitsubishi Corp.	63,520	1,719,124
Mitsui & Co. Ltd.	73,952	1,221,111

		3,550,221

The accompanying notes are an integral part of the financial statements.

MassMutual Select Global Allocation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial — 1.8%
Ameriprise Financial, Inc.	1,200	$69,060
Citigroup, Inc. (a)	473,471	2,239,518
Credit Suisse Group	7,100	286,703
Credit Suisse Group Sponsored ADR (Switzerland)	1,000	40,410
The Goldman Sachs Group, Inc.	9,607	1,615,513
Guinness Peat Group	458,370	256,805
Housing Development Finance Corp. Ltd.	63,570	1,037,170
JPMorgan Chase & Co.	70,662	2,997,482
Morgan Stanley	34,289	933,004
Nomura Holdings, Inc.	40,110	254,394
Rhj International (a) (c)	11,800	97,983
UBS AG (a)	22,900	376,143

		10,204,185

Electric — 1.5%
Adani Power Ltd. (a)	132,300	384,451
The AES Corp. (a)	27,473	334,621
American Electric Power Co., Inc.	12,794	460,328
Cia Energetica de Minas Gerais Sponsored ADR (Brazil)	8,820	146,324
CMS Energy Corp.	13,506	251,212
Edison International	1,800	69,480
Entergy Corp.	7,167	507,639
Exelon Corp.	15,506	645,670
Fortum OYJ	12,400	377,032
International Power PLC	52,400	357,886
National Grid PLC	87,000	758,822
NextEra Energy, Inc.	15,421	801,738
NRG Energy, Inc. (a)	6,100	119,194
Pampa Energia SA Sponsored ADR (Argentina) (a)	7,400	125,800
PG&E Corp.	7,019	335,789
Power Grid Corp. of India Ltd.	14,537	31,954
PPL Corp.	21,065	554,431
RusHydro (a)	837,700	44,984
RusHydro Sponsored ADR (Russia) (a)	222,700	1,213,715
The Southern Co.	7,175	274,300
Tenaga Nasional	108,300	293,632
Wisconsin Energy Corp.	615	36,199
YTL Power International Bhd	828,305	655,204

		8,780,405

Electrical Components & Equipment — 0.4%
Bharat Heavy Electricals Ltd.	21,290	1,110,911
Delta Electronics, Inc.	155,000	757,418
Energizer Holdings, Inc. (a)	600	43,740
Hitachi Ltd.	33,200	177,286

		2,089,355

	Number of Shares	Value
Electronics — 0.9%
Agilent Technologies, Inc. (a)	10,700	$443,301
Fanuc Ltd.	2,450	376,146
Garmin Ltd.	1,400	43,386
Hana Microelectronics PCL	127,299	105,572
Hon Hai Precision Industry Co. Ltd.	77,280	310,957
Hoya Corp.	28,520	692,601
Koninklijke Philips Electronics NV	12,600	386,657
Koninklijke Philips Electronics NV Sponsored ADR (Netherlands)	2,000	61,400
LG Display Co. Ltd.	6,100	214,451
Mettler-Toledo, Inc. (a)	2,083	314,970
Murata Manufacturing Co. Ltd.	8,070	565,532
NGK Insulators Ltd.	17,700	288,768
Nippon Electric Glass Co. Ltd.	13,390	193,187
Pegatron Corp. (a)	39,565	56,974
PerkinElmer, Inc.	9,500	245,290
Tyco Electronics Ltd.	4,400	155,760
Waters Corp. (a)	6,043	469,602

		4,924,554

Engineering & Construction — 0.5%
JGC Corp.	29,530	641,655
KBR, Inc.	13,785	420,029
Kinden Corp.	22,440	207,363
Larsen & Toubro Ltd.	8,900	393,608
McDermott International, Inc. (a)	31,203	645,590
Okumura Corp.	77,230	294,020
Toda Corp.	71,600	266,357
URS Corp. (a)	700	29,127

		2,897,749

Entertainment — 0.1%
International Game Technology	22,232	393,284
Paradise Co. Ltd. (a)	25,400	90,470
Toho Co. Ltd	17,250	277,111

		760,865

Foods — 1.1%
BIM Birlesik Magazalar AS	12,100	412,666
ConAgra Foods, Inc.	8,000	180,640
Cosan Ltd. Class A	39,200	533,904
General Mills, Inc.	21,100	750,949
H.J. Heinz Co.	5,082	251,356
Kraft Foods, Inc. Class A	37,394	1,178,285
Nestle SA	25,757	1,509,992
Ralcorp Holdings, Inc. (a)	1,200	78,012
Safeway, Inc.	1,396	31,396
Sara Lee Corp.	54,747	958,620
SUPERVALU, Inc.	2,600	25,038
Unilever NV NY Shares	4,000	125,600
Unilever PLC	7,900	241,676
Unilever PLC Sponsored ADR (United Kingdom)	4,700	145,136

		6,423,270

The accompanying notes are an integral part of the financial statements.

MassMutual Select Global Allocation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Forest Products & Paper — 0.2%
Domtar Corp.	4,200	$318,864
International Paper Co.	6,726	183,216
MeadWestvaco Corp.	2,000	52,320
Sino-Forest Corp. (a)	32,440	759,553

		1,313,953

Gas — 0.4%
Beijing Enterprises Holdings Ltd.	220,622	1,360,565
China Resources Gas Group Ltd.	132,000	191,191
Sempra Energy	1,100	57,728
Tokyo Gas Co. Ltd.	132,988	589,975

		2,199,459

Health Care – Products — 1.3%
CareFusion Corp. (a)	1,258	32,331
Cie Generale d’Optique Essilor International SA	12,577	811,276
Covidien PLC	7,349	335,555
Hologic, Inc. (a)	50,797	956,000
Johnson & Johnson	56,440	3,490,814
Medtronic, Inc.	30,500	1,131,245
Mindray Medical International Ltd. ADR (Cayman Islands)	2,900	76,560
Stryker Corp.	800	42,960
Terumo Corp.	4,740	266,741

		7,143,482

Health Care – Services — 0.9%
Aetna, Inc.	29,038	885,950
CIGNA Corp.	11,405	418,107
DaVita, Inc. (a)	7,700	535,073
HealthSouth Corp. (a)	13,934	288,573
Humana, Inc. (a)	10,522	575,974
Life Healthcare Group Holdings Ltd.	96,700	217,985
Thermo Fisher Scientific, Inc. (a)	11,945	661,275
UnitedHealth Group, Inc.	18,600	671,646
WellPoint, Inc. (a)	20,455	1,163,071

		5,417,654

Holding Company – Diversified — 0.5%
Hutchison Whampoa Ltd.	49,600	511,567
Keppel Corp. Ltd.	85,420	753,325
LG Corp. (a)	3,400	261,412
Noble Group Ltd.	84,954	143,611
Tianjin Development Holdings (a)	951,403	900,098
Wharf Holdings Ltd.	66,100	507,891

		3,077,904

Home Builders — 0.3%
Daiwa House Industry Co. Ltd.	21,480	263,454
MRV Engenharia e Participacoes SA	59,500	559,772
Sekisui House Ltd.	62,490	631,121

		1,454,347

	Number of Shares	Value
Home Furnishing — 0.0%
Sony Corp. Sponsored ADR (Japan)	900	$32,139
Whirlpool Corp.	400	35,532

		67,671

Household Products — 0.3%
Hypermarcas SA (a)	125,300	1,701,043
Kimberly-Clark Corp.	500	31,520

		1,732,563

Insurance — 2.4%
ACE Ltd.	20,936	1,303,266
AIA Group Ltd. (a)	72,000	202,386
Allianz SE	1,400	166,735
Allstate Corp.	6,123	195,201
Arch Capital Group Ltd. (a)	3,567	314,074
Assicurazioni Generali SpA	3,400	64,770
AXA SA Sponsored ADR (France)	400	6,660
Axis Capital Holdings Ltd.	1,878	67,383
China Life Insurance Co. Ltd.	78,400	319,185
China Life Insurance Co. Ltd. Sponsored ADR (China)	5,499	336,374
China Pacific Insurance Group Co. Ltd.	14,500	60,092
The Chubb Corp.	10,100	602,364
CNA Financial Corp. (a)	1,500	40,575
Endurance Specialty Holdings Ltd.	10,396	478,944
Fidelity National Financial, Inc. Class A	47,402	648,459
Korean Reinsurance Co.	4,284	44,529
Lincoln National Corp.	1,600	44,496
Meritz Fire & Marine Insurance Co. Ltd.	4,300	33,307
MetLife, Inc.	5,088	226,111
Millea Holdings, Inc.	52,275	1,562,626
Mitsui Sumitomo Insurance Group Holdings, Inc.	39,866	999,342
NKSJ Holdings, Inc. (a)	98,090	722,267
PartnerRe Ltd.	2,057	165,280
Ping An Insurance Group Co. of China Ltd.	23,581	262,927
Platinum Underwriters Holdings Ltd.	4,371	196,564
Powszechny Zaklad Ubezpieczen SA	1,100	132,377
Principal Financial Group, Inc.	5,644	183,769
The Progressive Corp.	13,169	261,668
Prudential PLC	9,700	101,201
RenaissanceRe Holdings Ltd.	4,394	279,854
Sony Financial Holdings, Inc.	49	198,271
Transatlantic Holdings, Inc.	2,667	137,671
The Travelers Cos., Inc.	20,785	1,157,932
Unum Group	1,531	37,081
Validus Holdings Ltd.	6,584	201,536
Xl Group PLC	62,742	1,369,030
Zurich Financial Services AG	1,519	393,740

		13,518,047

The accompanying notes are an integral part of the financial statements.

MassMutual Select Global Allocation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Internet — 0.5%
AOL, Inc. (a)	614	$14,558
Check Point Software Technologies Ltd. (a)	1,600	74,016
eBay, Inc. (a)	13,747	382,579
Expedia, Inc.	1,796	45,062
Google, Inc. Class A (a)	3,090	1,835,367
Liberty Media Holding Corp. Interactive Class A (a)	600	9,462
Sohu.com, Inc. (a)	900	57,141
Symantec Corp. (a)	35,418	592,897
VeriSign, Inc.	2,100	68,607

		3,079,689

Investment Companies — 0.1%
Cheung Kong Infrastructure Holdings Ltd.	52,900	241,965
RHJ International (a)	52,900	439,461

		681,426

Iron & Steel — 0.2%
Magnitogorsk Iron & Steel Works GDR (Russia) (b)	17,900	260,445
POSCO	700	299,789
POSCO ADR (Republic of Korea)	3,000	323,070
Shougang Concord International Enterprises Co. Ltd. (a)	542,200	78,791

		962,095

Lodging — 0.0%
Wyndham Worldwide Corp.	1,600	47,936

Machinery – Construction & Mining — 0.1%
Ingersoll-Rand PLC	1,000	47,090
Komatsu Ltd.	12,500	378,166
Tadano Ltd.	7,900	42,521

		467,777

Machinery – Diversified — 0.2%
CNH Global NV (a)	1,300	62,062
Eaton Corp.	600	60,906
Kubota Corp.	103,620	981,235

		1,104,203

Manufacturing — 1.0%
3M Co.	9,565	825,460
Cheil Industries, Inc. (a)	2,700	266,730
General Electric Co.	198,573	3,631,900
Pall Corp.	2,700	133,866
Parker Hannifin Corp.	600	51,780
Siemens AG	4,300	533,555
Tyco International Ltd.	4,300	178,192

		5,621,483

	Number of Shares	Value
Media — 1.1%
Charter Communications, Inc. Class A (a)	1,900	$73,986
Comcast Corp. Class A	71,306	1,566,593
Discovery Communications, Inc., Series A (a)	400	16,680
Discovery Communications, Inc., Series C (a)	400	14,676
DISH Network Corp. Class A (a)	7,815	153,643
Kabel Deutschland Holding AG (a)	8,200	383,311
Liberty Global, Inc. Class A (a)	1,900	67,222
The McGraw-Hill Cos., Inc.	1,900	69,179
News Corp. Class A	27,700	403,312
Rogers Communications, Inc. Class B	11,700	405,171
Singapore Press Holdings Ltd.	59,090	183,257
Time Warner Cable, Inc.	3,704	244,575
Time Warner, Inc.	7,228	232,525
Viacom, Inc. Class B	28,496	1,128,726
Vivendi	19,900	539,312
The Walt Disney Co.	15,000	562,650

		6,044,818

Metal Fabricate & Hardware — 0.1%
Catcher Technology Co. Ltd.	29,000	107,296
Precision Castparts Corp.	3,785	526,910
Tenaris SA Sponsored ADR (Luxembourg)	1,300	63,674

		697,880

Mining — 4.0%
Alamos Gold, Inc.	33,450	636,246
Anglo American PLC	15,500	808,016
Anglo Platinum Ltd. (a)	1,104	116,295
AngloGold Ashanti Ltd. Sponsored ADR (South Africa)	2,600	127,998
Antofagasta PLC	26,100	657,882
Barrick Gold Corp.	43,950	2,337,261
BHP Billiton Ltd.	46,818	2,177,820
Eldorado Gold Corp.	74,287	1,381,632
Freeport-McMoRan Copper & Gold, Inc.	8,193	983,897
Goldcorp, Inc.	44,315	2,037,604
IAMGOLD Corp.	50,792	904,098
IAMGOLD Corp.	24,433	435,997
Impala Platinum Holdings Ltd.	4,000	141,408
Katanga Mining Ltd. (a)	67,840	97,528
Kinross Gold Corp.	23,853	452,253
Kinross Gold Corp.	85,344	1,622,454
MMC Norilsk Nickel Sponsored ADR (Russia)	14,600	345,849
Newcrest Mining Ltd.	44,530	1,842,012
Newmont Mining Corp.	30,890	1,897,573

The accompanying notes are an integral part of the financial statements.

MassMutual Select Global Allocation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Polyus Gold Co. Sponsored ADR (Russia)	34,300	$1,250,235
Rio Tinto Ltd.	13,322	1,164,243
Silver Wheaton Corp. (a)	27,500	1,073,600
Teck Resources Ltd. Class B	1,240	76,669

		22,568,570

Office Equipment/Supplies — 0.3%
Canon, Inc.	20,355	1,044,328
Pitney Bowes, Inc.	1,383	33,441
Xerox Corp.	65,867	758,788

		1,836,557

Oil & Gas — 6.8%
Anadarko Petroleum Corp.	12,940	985,510
Apache Corp.	8,900	1,061,147
BG Group PLC	58,500	1,184,113
BP PLC	102,898	754,238
BP PLC Sponsored ADR (United Kingdom)	21,200	936,404
Canadian Natural Resources Ltd.	17,400	772,908
Cenovus Energy, Inc.	500	16,620
Chevron Corp.	39,663	3,619,249
Cimarex Energy Co.	800	70,824
ConocoPhillips	33,331	2,269,841
Daylight Energy Ltd.	58,020	602,540
Devon Energy Corp.	14,501	1,138,473
Eni SpA	42,900	939,514
ENSCO PLC ADR (United Kingdom)	900	48,042
EOG Resources, Inc.	6,400	585,024
EXCO Resources, Inc.	57,980	1,125,972
Exxon Mobil Corp.	87,434	6,393,174
Gazprom OAO Sponsored ADR (Russia)	26,200	662,042
Hess Corp.	10,422	797,700
Inpex Corp.	163	954,210
KazMunaiGas Exploration Production GDR (Kazakhstan)	39,900	791,217
Marathon Oil Corp.	29,781	1,102,790
Murphy Oil Corp.	3,989	297,380
Noble Corp.	1,100	39,347
Occidental Petroleum Corp.	17,738	1,740,098
OGX Petroleo e Gas Participacoes SA (a)	24,700	297,603
Petroleo Brasileiro SA Sponsored ADR (Brazil)	94,527	3,229,988
Pride International, Inc. (a)	1,000	33,000
PTT PCL	38,749	411,074
Reliance Industries Ltd.	31,120	736,255
Rosneft Oil Co. GDR (Russia) (b)	81,200	581,392
Royal Dutch Shell PLC ADR (United Kingdom)	8,804	587,931
Sasol Ltd.	1,700	89,345

	Number of Shares	Value
SM Energy Co.	12,110	$713,642
Statoil ASA	18,300	435,640
Suncor Energy, Inc.	9,605	369,638
Talisman Energy, Inc.	7,900	175,679
Total SA	15,071	802,112
Total SA Sponsored ADR (France)	14,100	754,068
Tupras Turkiye Petrol Rafine	12,300	308,498
Valero Energy Corp.	19,435	449,337

		38,863,579

Oil & Gas Services — 1.1%
Complete Production Services, Inc. (a)	11,025	325,789
Global Industries Ltd. (a)	58,843	407,782
Halliburton Co.	26,000	1,061,580
National Oilwell Varco, Inc.	18,800	1,264,300
Schlumberger Ltd.	24,605	2,054,518
Technip SA	1,400	129,811
Transocean Ltd. (a)	8,400	583,884
Weatherford International Ltd. (a)	22,245	507,186

		6,334,850

Packaging & Containers — 0.1%
Ball Corp.	1,000	68,050
Crown Holdings, Inc. (a)	7,900	263,702

		331,752

Pharmaceuticals — 3.4%
Abbott Laboratories	24,350	1,166,608
Allergan, Inc.	3,200	219,744
AmerisourceBergen Corp.	9,702	331,032
Astellas Pharma, Inc.	7,170	273,353
AstraZeneca PLC Sponsored ADR (United Kingdom)	1,200	55,428
Bayer AG	4,500	333,284
Bristol-Myers Squibb Co.	134,288	3,555,946
Cardinal Health, Inc.	1,777	68,077
Cephalon, Inc. (a)	4,400	271,568
Dainippon Sumitomo Pharma Co. Ltd.	1,000	9,075
Eli Lilly & Co.	8,100	283,824
Endo Pharmaceuticals Holdings, Inc. (a)	2,418	86,347
Forest Laboratories, Inc. (a)	3,455	110,491
Gilead Sciences, Inc. (a)	16,782	608,180
GlaxoSmithKline PLC ADR (United Kingdom)	1,600	62,752
Hospira, Inc. (a)	800	44,552
King Pharmaceuticals, Inc. (a)	3,337	46,885
Kyowa Hakko Kirin Co. Ltd.	25,810	265,781
Mead Johnson Nutrition Co. Class A	16,632	1,035,342
Medco Health Solutions, Inc. (a)	13,335	817,035
Merck & Co., Inc.	61,696	2,223,524
Mitsubishi Tanabe Pharma Corp.	14,100	238,272

The accompanying notes are an integral part of the financial statements.

MassMutual Select Global Allocation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Mylan, Inc. (a)	33,830	$714,828
Novartis AG	12,990	765,005
Perrigo Co.	6,900	436,977
Pfizer, Inc.	150,868	2,641,699
PharMerica Corp. (a)	200	2,290
Roche Holding AG	3,220	472,407
Sanofi-Aventis	9,100	585,661
Sanofi-Aventis ADR (France)	1,700	54,791
Shionogi & Co. Ltd.	16,860	332,225
Shire PLC Sponsored ADR (United Kingdom)	400	28,952
Sinopharm Group Co.	73,800	257,076
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	16,485	859,363

		19,258,374

Pipelines — 0.2%
China Gas Holdings Ltd. (d)	70,200	30,615
El Paso Corp.	94,197	1,296,151
The Williams Cos., Inc.	2,200	54,384

		1,381,150

Real Estate — 0.6%
AFI Development PLC GDR (Cyprus) (a) (b)	74,000	78,776
Capitaland Ltd.	66,800	193,862
Cheung Kong Holdings	28,300	435,191
Cyrela Brazil Realty SA	53,700	707,125
Global Logistic Properties Ltd. (a)	46,900	78,924
IRSA Inversiones y Representaciones SA Sponsored ADR (Argentina)	6,800	109,412
LSR Group GDR (Russia) (a) (c)	79,800	526,680
NTT Urban Development Corp.	100	98,533
The St. Joe Co. (a)	53,500	1,168,975

		3,397,478

Real Estate Investment Trusts (REITS) — 0.3%
General Growth Properties, Inc.	10,700	165,636
Japan Real Estate Investment Corp.	9	93,405
Japan Retail Fund Investment Corp.	20	38,383
The Link REIT	286,933	891,289
Nippon Building Fund, Inc.	12	123,164
Parkway Life REIT	5,800	7,460
Simon Property Group, Inc.	3,400	338,266

		1,657,603

Retail — 0.8%
Advance Auto Parts, Inc.	877	58,013
CVS Caremark Corp.	19,812	688,863
Darden Restaurants, Inc.	900	41,796
The Gap, Inc.	3,084	68,280
Limited Brands, Inc.	2,142	65,824
Macy’s, Inc.	2,100	53,130
McDonald’s Corp.	7,954	610,549
Polo Ralph Lauren Corp.	600	66,552

	Number of Shares	Value
Ports Design Ltd.	1,200	$3,307
Ross Stores, Inc.	900	56,925
Seven & I Holdings Co. Ltd.	20,214	540,336
Target Corp.	900	54,117
The TJX Cos., Inc.	1,100	48,829
Wal-Mart Stores, Inc.	35,252	1,901,140
Zhongsheng Group Holdings Ltd. (a)	156,900	336,193

		4,593,854

Semiconductors — 1.0%
Advanced Micro Devices, Inc. (a)	81,700	668,306
Altera Corp.	1,900	67,602
Analog Devices, Inc.	1,800	67,806
Broadcom Corp. Class A	5,432	236,564
Intel Corp.	62,028	1,304,449
Lam Research Corp. (a)	1,300	67,314
MediaTek, Inc.	14,027	200,154
Micron Technology, Inc. (a)	4,500	36,090
National Semiconductor Corp.	2,224	30,602
Rohm Co. Ltd.	5,760	376,253
Samsung Electronics Co. Ltd.	1,400	1,169,934
Taiwan Semiconductor Manufacturing Co. Ltd.	317,000	771,637
Texas Instruments, Inc.	29,734	966,355

		5,963,066

Shipbuilding — 0.0%
SembCorp Marine Ltd.	56,430	236,059

Software — 1.5%
Adobe Systems, Inc. (a)	6,000	184,680
Autodesk, Inc. (a)	1,700	64,940
BMC Software, Inc. (a)	1,900	89,566
CA, Inc.	39,749	971,466
Electronic Arts, Inc. (a)	26,413	432,645
Fidelity National Information Services, Inc.	1,496	40,975
Intuit, Inc. (a)	1,400	69,020
Microsoft Corp. (e)	174,253	4,865,144
Oracle Corp.	61,741	1,932,493

		8,650,929

Telecommunications — 5.6%
Amdocs Ltd. (a)	1,557	42,771
America Movil SAB de C.V. Sponsored ADR (Mexico)	15,000	860,100
American Tower Corp. Class A (a)	10,329	533,390
AT&T, Inc. (e)	112,034	3,291,559
Axiata Group (a)	166,400	256,182
BCE, Inc.	1,500	53,190
BT Group PLC	164,600	464,787
CenturyTel, Inc.	7,259	335,148
China Communications Services Corp. Ltd.	4,800	2,855
China Mobile Ltd.	156,400	1,553,394

The accompanying notes are an integral part of the financial statements.

MassMutual Select Global Allocation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
China Telecom Corp. Ltd. Class H	409,300	$212,486
China Unicom Ltd.	140,500	200,354
Chunghwa Telecom Co. Ltd.	139,636	354,816
Chunghwa Telecom Co. Ltd. Sponsored ADR (Taiwan)	27,130	685,575
Cisco Systems, Inc. (a)	67,162	1,358,687
Comverse Technology, Inc. (a)	31,667	229,902
Corning, Inc.	74,808	1,445,291
Deutsche Telekom AG Sponsored ADR (Germany)	3,000	38,400
Far EasTone Telecommunications Co. Ltd.	187,000	271,274
France Telecom SA	29,287	612,797
General Communication, Inc. Class A (a)	3,200	40,512
Harris Corp.	1,400	63,420
KDDI Corp.	173	999,539
Koninklijke KPN NV	18,044	264,112
KT Corp.	1,720	70,523
KT Corp. Sponsored ADR (Republic of Korea)	26,460	550,368
Millicom International Cellular SA	1,500	143,400
MobileOne Ltd.	140,300	256,882
Motorola, Inc. (a)	62,700	568,689
NII Holdings, Inc. (a)	1,100	49,126
Nippon Telegraph & Telephone Corp.	11,770	538,912
Nokia OYJ Sponsored ADR (Finland)	3,800	39,216
NTT DoCoMo, Inc.	1,137	1,986,838
Philippine Long Distance Telephone Co. Sponsored ADR (Philippines)	4,200	244,734
Polycom, Inc. (a)	18,625	726,002
QUALCOMM, Inc.	48,945	2,422,288
Qwest Communications International, Inc.	112,235	854,108
Singapore Telecommunications Ltd.	256,728	617,493
SK Telecom Co. Ltd.	3,230	493,748
Swisscom AG	700	308,174
Telecom Argentina SA Sponsored ADR (Argentina)	2,300	57,247
Telecom Egypt	127,924	399,743
Telecom Italia SpA	130,400	168,964
Telefonica SA	16,290	370,793
Telefonica SA Sponsored ADR (Spain)	2,400	164,208
Telekom Austria AG	8,800	124,037
Telekom Malaysia	72,400	82,401
Telekomunikasi Indonesia Tbk PT	485,400	429,445
Telstra Corp. Ltd.	93,016	265,522
TELUS Corp.	4,600	210,323
Turk Telekomunikasyon AS	72,420	306,025
Turkcell Iletisim Hizmetleri AS	31,154	213,589
Verizon Communications, Inc.	64,309	2,300,976

	Number of Shares	Value
VimpelCom Ltd. Sponsored ADR (Bermuda)	27,400	$412,096
Vivo Participacoes SA Sponsored ADR (Brazil)	36,500	1,189,535
Vodafone Group PLC	307,800	801,730
Vodafone Group PLC Sponsored ADR (United Kingdon)	22,700	599,961
Windstream Corp.	6,516	90,833

		32,228,470

Textiles — 0.1%
Kuraray Co. Ltd.	22,910	328,413

Toys, Games & Hobbies — 0.1%
Mattel, Inc.	18,427	468,599
Nintendo Co. Ltd.	930	273,065

		741,664

Transportation — 1.2%
All America Latina Logistica SA Sponsored ADR (Brazil)	26,600	240,443
Canadian Pacific Railway Ltd.	8,002	518,610
Canadian Pacific Railway Ltd.	8,362	543,231
China South Locomotive and Rolling Stock Corp.	123,700	162,225
Container Corp. of India Ltd.	3,660	104,017
East Japan Railway	19,372	1,260,320
Guangshen Railway Co. Ltd.	497,800	194,443
Mitsui O.S.K. Lines Ltd.	37,450	255,488
Novorossiysk Commercial Sea Port GDR (Russia) (b)	65,600	656,000
Ryder System, Inc.	1,000	52,640
Tianjin Port Development Holdings Ltd.	1,485,500	351,041
Union Pacific Corp.	23,902	2,214,759
Viterra, Inc. (a)	13,600	126,880
West Japan Railway Co.	110	411,519

		7,091,616

Water — 0.1%
American Water Works Co., Inc.	11,777	297,840

TOTAL COMMON STOCK (Cost $296,150,196)		329,958,249

CONVERTIBLE PREFERRED STOCK — 0.2%
Agriculture — 0.0%
Bunge Ltd. 4.875%	1,100	103,400

Insurance — 0.0%
XL Group PLC 10.750%	3,400	105,944

Oil & Gas — 0.0%
Apache Corp. Class D 6.000%	2,450	162,337

The accompanying notes are an integral part of the financial statements.

MassMutual Select Global Allocation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pipelines — 0.2%
El Paso Corp. (c) 4.990%	100	$117,625
El Paso Corp. 4.990%	618	726,923

		844,548

Savings & Loans — 0.0%
Omnicare Capital Trust II 4.000%	4,900	189,630

TOTAL CONVERTIBLE PREFERRED STOCK (Cost $1,123,937)		1,405,859

PREFERRED STOCK — 1.1%
Auto Manufacturers — 0.3%
General Motors Co. 4.750%	17,600	952,336
Volkswagen AG (a)	4,798	779,246

		1,731,582

Banks — 0.2%
HSBC Holdings PLC 8.000%	15,000	399,750
Itau Unibanco Holding SA 2.730%	24,100	578,247
UBS AG 9.375%	15,100	414,495

		1,392,492

Diversified Financial — 0.1%
Citigroup Capital XIII 7.875%	10,733	288,825

Foods — 0.2%
Cia Brasileira de Distribuicao Grupo Pao de Acucar Class A 0.980%	25,670	1,076,988

Iron & Steel — 0.0%
Usinas Siderurgicas de Minas Gerais SA Class A 2.720%	11,900	137,394

Mining — 0.2%
Vale SA Class A 2.550%	39,000	1,139,615

Oil & Gas — 0.1%
SandRidge Energy, Inc. (c) 7.000%	5,000	596,250

TOTAL PREFERRED STOCK (Cost $5,460,623)		6,363,146

TOTAL EQUITIES (Cost $302,734,756)		337,727,254

	Principal Amount	Value
BONDS & NOTES — 26.4%

CORPORATE DEBT — 10.3%
Agriculture — 0.1%
Wilmar International Ltd., Convertible 0.000% 12/18/12	$400,000	$514,000

Auto Manufacturers — 0.1%
Hyundai Motor Manufacturing Czech (c) 4.500% 4/15/15	253,000	259,607

Banks — 1.0%
BBVA Bancomer SA/Texas (c) 7.250% 4/22/20	379,000	400,907
Export-Import Bank of Korea 4.125% 9/09/15	1,000,000	1,016,296
Hana Bank (c) 4.500% 10/30/15	137,000	139,122
Korea Development Bank 4.375% 8/10/15	819,000	842,812
Kreditanstalt fuer Wiederaufbau, Convertible EUR (f) 3.250% 6/27/13	900,000	1,253,343
Lloyds TSB Bank PLC STEP GBP (f) 13.000% 12/31/29	465,000	826,797
The Mie Bank Ltd., Convertible JPY (f) 1.000% 10/31/11	5,000,000	61,395
UBS AG/Stamford CT 4.875% 8/04/20	1,339,000	1,362,218

		5,902,890

Beverages — 0.0%
Central European Distribution Corp., Convertible 3.000% 3/15/13	62,000	57,505
Cott Beverages, Inc. 8.125% 9/01/18	76,000	81,890

		139,395

Biotechnology — 0.3%
Amylin Pharmaceuticals, Inc., Convertible 3.000% 6/15/14	579,000	502,283
Gilead Sciences, Inc., Convertible 0.500% 5/01/11	187,000	192,376
Gilead Sciences, Inc., Convertible 0.625% 5/01/13	671,000	739,777
Gilead Sciences, Inc., Convertible (c) 1.625% 5/01/16	153,000	159,120

		1,593,556

Building Materials — 0.1%
Building Materials Corp. of America (c) 6.875% 8/15/18	114,000	112,860

The accompanying notes are an integral part of the financial statements.

MassMutual Select Global Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Interline Brands, Inc. (c) 7.000% 11/15/18	$48,000	$48,720
Texas Industries, Inc. (c) 9.250% 8/15/20	303,000	321,938

		483,518

Chemicals — 0.1%
CF Industries, Inc. 7.125% 5/01/20	264,000	289,080
Nalco Co. (c) 6.625% 1/15/19	322,000	329,245
Phibro Animal Health Corp. (c) 9.250% 7/01/18	54,000	55,620

		673,945

Coal — 0.2%
Bumi Investment Pte Ltd. (c) 10.750% 10/06/17	251,000	273,590
Consol Energy, Inc. (c) 8.000% 4/01/17	775,000	825,375
Gujarat NRE Coke Ltd., Convertible 0.000% 4/12/11	100,000	139,625

		1,238,590

Commercial Services — 0.0%
Hertz Corp. (c) 7.500% 10/15/18	193,000	200,238

Computers — 0.3%
SanDisk Corp., Convertible 1.000% 5/15/13	1,379,000	1,327,287
SunGard Data Systems, Inc. (c) 7.375% 11/15/18	202,000	203,010
Telvent GIT SA, Convertible (c) 5.500% 4/15/15	352,000	382,360

		1,912,657

Cosmetics & Personal Care — 0.0%
Alberto-Culver Co. 5.150% 6/01/20	90,000	90,998

Diversified Financial — 0.3%
Ford Motor Credit Co. LLC 6.625% 8/15/17	116,000	121,915
Ford Motor Credit Co. LLC 7.000% 4/15/15	100,000	107,461
Ford Motor Credit Co. LLC 8.000% 12/15/16	200,000	223,492
HSBC Finance Corp. (c) 6.676% 1/15/21	110,000	111,131
International Lease Finance Corp. 8.250% 12/15/20	158,000	162,740
Pinafore LLC/Pinafore, Inc. (c) 9.000% 10/01/18	75,000	81,000
TNK-BP Finance SA (c) 6.625% 3/20/17	486,000	516,375

	Principal Amount	Value
TNK-BP Finance SA (c) 7.500% 7/18/16	$200,000	$221,750

		1,545,864

Electric — 0.2%
The AES Corp. GBP (f) 8.375% 3/01/11	44,000	70,343
Calpine Corp. (c) 7.500% 2/15/21	80,000	78,800
Calpine Corp. (c) 7.875% 7/31/20	184,000	186,300
Empresa Distribuidora Y Comercializadora Norte (c) 9.750% 10/25/22	80,000	86,600
Korea Electric Power Corp. STEP 0.000% 4/01/16	409,000	278,615
Korea Electric Power Corp. (b) 5.125% 4/23/34	508,000	538,433
NRG Energy, Inc. (c) 8.250% 9/01/20	109,000	111,725

		1,350,816

Electrical Components & Equipment — 0.2%
Suzlon Energy Ltd., Convertible 0.000% 6/12/12	325,000	336,375
Suzlon Energy Ltd., Convertible 0.000% 10/11/12	498,000	506,092
Suzlon Energy Ltd., Convertible (Acquired 12/02/09, Cost $427,800) (g) 0.000% 7/25/14	465,000	413,269

		1,255,736

Electronics — 0.0%
Thermo Fisher Scientific, Inc. 3.200% 5/01/15	167,000	170,854

Foods — 0.2%
Kraft Foods, Inc. 4.125% 2/09/16	398,000	417,789
Olam International Ltd., Convertible 6.000% 10/15/16	400,000	555,400

		973,189

Forest Products & Paper — 0.2%
Clearwater Paper Corp. (c) 7.125% 11/01/18	40,000	41,300
Sino Forest Corp., Convertible (b) 5.000% 8/01/13	47,000	63,108
Sino-Forest Corp., Convertible (Acquired 12/02/09, Cost $1,082,093), Convertible (c) (g) 5.000% 8/01/13	918,000	1,231,267

		1,335,675

The accompanying notes are an integral part of the financial statements.

MassMutual Select Global Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Health Care – Products — 0.4%
DJO Finance LLC / DJO Finance Corp. (c) 9.750% 10/15/17	$75,000	$77,250
Fresenius Finance Jersey Ltd. EUR (f) 5.625% 8/14/11	350,000	555,240
Hologic, Inc., Convertible STEP 2.000% 12/15/37	1,194,000	1,247,730
Kinetic Concepts, Inc., Convertible (c) 3.250% 4/15/15	110,000	115,638
SonoSite, Inc., Convertible 3.750% 7/15/14	114,000	125,115

		2,120,973

Health Care – Services — 0.1%
DaVita, Inc. 6.375% 11/01/18	169,000	168,155
DaVita, Inc. 6.625% 11/01/20	150,000	148,500
LifePoint Hospitals, Inc., Convertible 3.250% 8/15/25	309,000	308,614

		625,269

Holding Company – Diversified — 0.4%
Hutchison Whampoa International Ltd. (b) 4.625% 9/11/15	565,000	591,781
Hutchison Whampoa International Ltd. (c) 4.625% 9/11/15	365,000	383,207
Hutchison Whampoa International Ltd. (b) 6.250% 1/24/14	165,000	181,234
Hutchison Whampoa International Ltd. (c) 7.625% 4/09/19	386,000	463,019
REI Agro Ltd., Convertible (Acquired 12/02/09, Cost $614,910) (c) (g) 5.500% 11/13/14	618,000	668,212

		2,287,453

Investment Companies — 0.0%
Hongkong Land CB Ltd., Convertible (b) 2.750% 12/21/12	100,000	187,500

Iron & Steel — 0.2%
CSN Islands XII Corp. (c) 7.000% 9/29/49	376,000	370,360
Evraz Group SA (c) 8.875% 4/24/13	140,000	150,850
Evraz Group SA (c) 9.500% 4/24/18	200,000	220,760

	Principal Amount	Value
Tata Steel Ltd., Convertible 1.000% 9/05/12	$300,000	$364,875

		1,106,845

Mining — 0.0%
Anglo American PLC, Convertible 4.000% 5/07/14	100,000	195,350

Multi-National — 0.2%
European Investment Bank EUR (f) 3.625% 10/15/11	187,000	255,745
European Investment Bank EUR (f) 4.375% 4/15/13	383,000	546,909

		802,654

Oil & Gas — 1.2%
BP Capital Markets PLC 3.125% 10/01/15	209,000	208,856
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	1,149,000	1,025,482
China Petroleum & Chemical Corp., Convertible HKD (f) 0.000% 4/24/14	5,300,000	778,986
Daylight Energy Ltd. CAD (f) 6.250% 12/31/14	232,000	247,813
KazMunaiGaz Finance BV (c) 9.125% 7/02/18	278,000	325,260
KazMunaiGaz Finance Sub BV (c) 7.000% 5/05/20	175,000	182,000
Linn Energy LLC/Linn Energy Finance Corp. (c) 7.750% 2/01/21	377,000	386,425
McMoRan Exploration Co., Convertible (c) 5.250% 10/06/11	83,000	99,081
McMoRan Exploration Co., Convertible 5.250% 10/06/11	146,000	174,288
Pemex Project Funding Master Trust 6.625% 6/15/35	376,000	382,578
PetroBakken Energy Ltd., Convertible (b) 3.125% 2/08/16	900,000	850,500
Petroleos Mexicanos 6.000% 3/05/20	621,000	658,260
Petroleum Co. of Trinidad & Tobago Ltd. (c) 9.750% 8/14/19	130,000	156,000
Reliance Holdings USA, Inc. (c) 4.500% 10/19/20	323,000	308,191
Reliance Holdings USA, Inc. (c) 6.250% 10/19/40	250,000	249,971
SM Energy Co., Convertible 3.500% 4/01/27	445,000	541,788

		6,575,479

The accompanying notes are an integral part of the financial statements.

MassMutual Select Global Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Oil & Gas Services — 0.1%
Acergy SA, Convertible 2.250% 10/11/13	$100,000	$122,700
Subsea 7, Inc., Convertible 2.800% 6/06/11	400,000	429,500

		552,200

Packaging & Containers — 0.0%
Crown Cork & Seal Co., Inc. 7.500% 12/15/96	77,000	60,060

Pharmaceuticals — 0.6%
Actelion Finance SCA, Convertible CHF (f) 0.000% 11/22/11	320,000	369,066
Mylan, Inc. (c) 7.625% 7/15/17	183,000	194,666
Mylan, Inc., Convertible 1.250% 3/15/12	783,000	829,001
Omnicare, Inc., Convertible 3.750% 12/15/25	554,000	617,710
Omnicare, Inc., Convertible 3.250% 12/15/35	85,000	77,988
Ranbaxy Laboratories Ltd., Convertible 0.000% 3/18/11	261,000	327,229
Shire PLC, Convertible 2.750% 5/09/14	555,000	573,731
Valeant Pharmaceuticals International (c) 6.750% 10/01/17	151,000	150,245
Valeant Pharmaceuticals International (c) 7.000% 10/01/20	226,000	223,175

		3,362,811

Real Estate — 1.0%
CapitaLand Ltd., Convertible SGD (f) 2.100% 11/15/16	500,000	387,186
CapitaLand Ltd., Convertible SGD (f) 2.950% 6/20/22	2,000,000	1,457,181
CapitaLand Ltd., Convertible SGD (f) 3.125% 3/05/18	1,750,000	1,406,173
Keppel Land Ltd., Convertible SGD (f) 2.500% 6/23/13	200,000	168,102
Pyrus Ltd., Convertible (c) 7.500% 12/20/15	500,000	508,750
Yanlord Land Group Ltd. (c) 9.500% 5/04/17	377,000	397,735
Yanlord Land Group Ltd., Convertible SGD (f) 5.850% 7/13/14	750,000	609,025
Ying Li International Real Estate Ltd., Convertible SGD (f) 4.000% 3/03/15	750,000	507,724

		5,441,876

	Principal Amount	Value
Real Estate Investment Trusts (REITS) — 0.0%
Host Hotels & Resorts LP Series J 7.125% 11/01/13	$13,000	$13,195

Savings & Loans — 1.3%
Aldar Funding Ltd., Convertible 5.767% 11/10/11	223,000	219,655
Cherating Capital Ltd., Convertible VRN 2.000% 7/05/12	500,000	648,750
Dana Gas Sukuk Ltd., Convertible 7.500% 10/31/12	2,780,000	2,610,420
IOI Capital Bhd, Convertible 0.000% 12/18/11	449,000	638,141
Odebrecht Drilling Norbe VIII/IX Ltd. (c) 6.350% 6/30/21	440,000	457,600
Paka Capital Ltd., Convertible 0.000% 3/12/13	300,000	308,250
Rafflesia Capital Ltd., Convertible VRN 1.250% 10/04/11	800,000	1,150,800
Zeus Cayman, Convertible JPY (f) 0.000% 8/19/13	106,000,000	1,308,634

		7,342,250

Semiconductors — 0.6%
Advanced Micro Devices, Inc. 8.125% 12/15/17	142,000	150,520
Advanced Micro Devices, Inc., Convertible 6.000% 5/01/15	1,353,000	1,363,147
ASM International NV, Convertible (b) 4.250% 12/06/11	19,000	31,778
ASM International NV, Convertible (c) 4.250% 12/06/11	55,000	91,850
Intel Corp., Convertible 2.950% 12/15/35	564,000	561,885
Intel Corp., Convertible (c) 3.250% 8/01/39	1,091,000	1,307,836

		3,507,016

Telecommunications — 0.8%
GCI, Inc. 7.250% 2/15/14	236,000	238,950
Intelsat Subsidiary Holding Co. SA 8.500% 1/15/13	266,000	266,332
Intelsat Subsidiary Holding Co. SA 8.875% 1/15/15	41,000	42,128
MetroPCS Wireless, Inc. 7.875% 9/01/18	22,000	22,825

The accompanying notes are an integral part of the financial statements.

MassMutual Select Global Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Reliance Communications Ltd., Convertible 0.000% 3/01/12	$1,400,000	$1,641,500
Reliance Communications Ltd., Convertible 0.000% 5/10/11	503,000	623,091
SBA Communications Corp., Convertible 1.875% 5/01/13	281,000	315,071
SBA Communications Corp., Convertible 4.000% 10/01/14	177,000	262,845
Telemovil Finance Co. Ltd. (c) 8.000% 10/01/17	201,000	207,030
UBS Luxembourg SA for OJSC Vimpel Communications (b) 8.250% 5/23/16	200,000	218,760
VIP Finance Ireland Ltd. for OJSC Vimpel Communications (c) 9.125% 4/30/18	650,000	739,375

		4,577,907

Transportation — 0.1%
Nagoya Railroad Co. Ltd., Convertible JPY (f) 0.000% 3/30/12	2,000,000	24,469
Viterra, Inc. (c) 5.950% 8/01/20	382,000	364,484

		388,953

TOTAL CORPORATE DEBT (Cost $55,272,824)		58,789,319

FLOATING RATE LOAN INTEREST — 0.3%
Mining — 0.1%
PT Multi Daerah Beraing Term Loan 7.289% 4/13/12	366,106	363,177

Oil & Gas — 0.2%
Obsidian Natural Gas Trust Term Loan (Acquired 11/03/10, Cost $1,507,311) (g) 7.000% 11/30/15	1,504,196	1,519,238

TOTAL FLOATING RATE LOAN INTEREST (Cost $1,851,638)		1,882,415

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.2%
Commercial MBS — 0.2%
Banc of America Large Loan, Inc., Series 2010-HLTN, Class HLTN FRN (c) 2.010% 11/15/15	1,278,273	1,139,635

	Principal Amount	Value
Student Loans ABS — 0.0%
Latitude CLO Ltd., Series 2005-1I, Class SUB 0.000% 12/15/17	$100,000	$50,000

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $1,125,957)		1,189,635

SOVEREIGN DEBT OBLIGATIONS — 7.4%
Australia Government Bond AUD (f) 5.750% 6/15/11	1,152,000	1,184,389
Brazil Notas do Tesouro Nacional Series F BRL (f) 10.000% 1/01/21	4,815,000	2,556,089
Bundesrepublik Deutschland EUR (f) 3.500% 7/04/19	1,634,000	2,297,552
Bundesrepublik Deutschland EUR (f) 4.000% 7/04/16	2,663,000	3,911,761
Bundesrepublik Deutschland EUR (f) 4.000% 1/04/18	741,000	1,085,421
Bundesrepublik Deutschland EUR (f) 4.250% 7/04/18	387,000	573,504
Canadian Government Bond CAD (f) 3.500% 6/01/20	792,000	820,743
Canadian Government Bond CAD (f) 4.000% 6/01/16	645,000	696,311
Deutsche Bundesrepublik Inflation Linked EUR (f) 1.500% 4/15/16	377,739	536,740
Federal Republic of Germany (c) 1.500% 9/21/12	1,581,000	1,606,941
Federal Republic of Germany (b) 1.500% 9/21/12	50,000	50,820
Hong Kong Government Bond HKD (f) 2.030% 3/18/13	11,800,000	1,560,764
Hong Kong Government Bond HKD (f) 4.130% 2/22/13	3,700,000	510,691
Malaysia Government Bond MYR (f) 3.461% 7/31/13	4,116,000	1,345,457
Malaysia Government Bond MYR (f) 3.756% 4/28/11	2,800,000	911,885
Netherlands Government Bond EUR (f) 3.750% 7/15/14	312,000	450,262
New Zealand Government Bond NZD (f) 6.204% 2/15/16	276,000	325,972
Poland Government Bond PLN (f) 3.000% 8/24/16	2,236,195	768,620
Republic of Brazil BRL (f) 10.000% 1/01/17	11,276,000	6,226,757
Republic of Germany EUR (f) 4.250% 7/04/17	1,696,000	2,522,402

The accompanying notes are an integral part of the financial statements.

MassMutual Select Global Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Socialist Republic of Vietnam (b) 6.750% 1/29/20	$100,000	$101,500
Svensk Exportkredit AB VRN 10.500% 9/29/15	305,733	288,480
Turkey Government Bond TRY (f) 4.000% 4/01/20	565,579	427,281
Turkey Government Bond TRY (f) 10.000% 1/09/13	277,000	189,647
Turkey Government Bond TRY (f) 10.500% 1/15/20	2,218,000	1,607,987
Ukraine Government Bond (c) 6.875% 9/23/15	113,000	114,842
Ukraine Government Bond (c) 7.750% 9/23/20	301,000	306,267
United Kingdom Gilt GBP (f) 4.250% 3/07/11	1,889,000	2,965,630
United Kingdom Gilt GBP (f) 4.750% 3/07/20	3,701,170	6,382,890

		42,327,605

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $43,061,035)		42,327,605

U.S. TREASURY OBLIGATIONS — 8.2%
U.S. Treasury Bonds & Notes — 8.2%
U.S. Treasury Inflation Index 2.375% 1/15/27	983,849	1,097,035
U.S. Treasury Note 1.375% 2/15/13	2,190,200	2,223,481
U.S. Treasury Note 2.125% 11/30/14	2,593,700	2,657,428
U.S. Treasury Note 2.250% 1/31/15	3,191,000	3,276,135
U.S. Treasury Note 2.375% 2/28/15	4,600,000	4,741,234
U.S. Treasury Note 2.500% 3/31/15	4,393,000	4,547,785
U.S. Treasury Note 2.625% 12/31/14	4,667,700	4,867,900
U.S. Treasury Note 2.625% 2/29/16	1,202,300	1,234,283
U.S. Treasury Note 2.625% 8/15/20	9,098,500	8,626,871
U.S. Treasury Note 2.625% 11/15/20	2,349,400	2,216,329
U.S. Treasury Note (h) 3.500% 5/15/20	10,976,000	11,245,255

		46,733,736

TOTAL U.S. TREASURY OBLIGATIONS (Cost $46,916,598)		46,733,736

TOTAL BONDS & NOTES (Cost $148,228,052)		150,922,710

	Number of Shares	Value
MUTUAL FUNDS — 3.9%
Diversified Financial — 3.9%
BlackRock Liquidity Funds TempFund Portfolio	528,750	$528,750
Consumer Staples Select Sector SPDR Fund	17,401	510,023
Dragon Capital – Vietnam Enterprise Investments Ltd. (a)	36,880	83,718
Energy Select Sector SPDR Fund	42,951	2,931,406
Financial Select Sector SPDR Fund	51,891	827,662
Health Care Select Sector SPDR Fund	17,420	548,730
iShares Dow Jones US Telecommunications Sector Index Fund	9,117	213,064
Market Vectors – Gold Miners ETF	222,505	13,677,382
SPDR KBW Regional Banking ETF	11,201	296,266
Technology Select Sector SPDR Fund	27,700	697,486
Utilities Select Sector SPDR Fund	47,200	1,479,248
Vanguard Telecommunication Services ETF	300	19,689
Vinaland Ltd. (a)	190,740	189,339

		22,002,763

TOTAL MUTUAL FUNDS (Cost $18,539,199)		22,002,763

WARRANTS — 0.1%
Auto Manufacturers — 0.1%
Ford Motor Co., Expires 1/01/13, Strike 9.20 (a)	44,770	364,876

Banks — 0.0%
Bank of America Corp., Expires 1/16/19, Strike 13.30 (a)	22,509	160,714

Mining — 0.0%
Kinross Gold Corp., Expires 9/03/13, Strike 32.00 (a)	7,400	16,292

TOTAL WARRANTS (Cost $445,173)		541,882

	Units
PURCHASED OPTIONS — 0.0%
Internet — 0.0%
Google, Inc. Call, Expires 3/19/11, Strike 600.00	13	34,320

Real Estate — 0.0%
The St. Joe Co. Call, Expires 1/22/11, Strike 19.00	56	15,680

TOTAL PURCHASED OPTIONS (Cost $37,666)		50,000

The accompanying notes are an integral part of the financial statements.

MassMutual Select Global Allocation Fund – Portfolio of Investments (Continued)

	Units	Value
STRUCTURED OPTIONS (OVER THE COUNTER TRADED) — 0.1%
Diversified Financial — 0.1%
DJ Euro Stoxx 50, Expires 8/05/11, Broker Credit Suisse (i)	602	$(34,508)
DJ Euro Stoxx 50, Expires 9/16/11, Broker JP Morgan Chase Bank (j)	763	116,565
MSCI Europe ex-UK, Expires 9/01/11, Broker Deutsche Bank (k)	31,244	178,892

		260,949

TOTAL STRUCTURED OPTIONS (OVER THE COUNTER TRADED) (Cost $0)		260,949

TOTAL LONG-TERM INVESTMENTS (Cost $469,984,846)		511,505,558

	Principal Amount
SHORT-TERM INVESTMENTS — 10.2%
U.S. Treasury Bills — 10.2%
U.S. Treasury Bill 0.010% 1/13/11	$9,950,000	9,949,645
U.S. Treasury Bill 0.010% 1/20/11	450,000	449,976
U.S. Treasury Bill 0.010% 2/03/11	700,000	699,920
U.S. Treasury Bill 0.010% 2/10/11	2,315,000	2,314,675
U.S. Treasury Bill 0.010% 2/17/11	790,000	789,858
U.S. Treasury Bill 0.010% 2/24/11	2,396,000	2,395,436
U.S. Treasury Bill 0.010% 3/03/11	29,137,000	29,128,640
U.S. Treasury Bill 0.010% 3/10/11	10,070,000	10,067,428
U.S. Treasury Bill 0.010% 3/17/11	1,885,000	1,884,490
U.S. Treasury Bill 0.010% 3/24/11	645,000	644,816

		58,324,884

Value

TOTAL SHORT-TERM INVESTMENTS (Cost $58,324,884)	$58,324,884

TOTAL INVESTMENTS — 99.7% (Cost $528,309,730) (l)	569,830,442

Other Assets/(Liabilities) — 0.3%	1,717,196

NET ASSETS — 100.0%	$571,547,638

Notes to Portfolio of Investments

ABS	Asset-Backed Security
ADR	American Depositary Receipt
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLO	Collateralized Loan Obligation
EUR	Euro
FRN	Floating Rate Note
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
JPY	Japanese Yen
MBS	Mortgage-Backed Security
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PLN	Polish Zloty
SGD	Singapore Dollar
STEP	Step Up Bond
TRY	New Turkish Lira
VRN	Variable Rate Note
(a)	Non-income producing security.
(b)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2010, these securities amounted to a value of $4,432,419 or 0.78% of net assets.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, these securities amounted to a value of $19,683,153 or 3.44% of net assets.
(d)	This security is valued in good faith under procedures established by the Board of Trustees.
(e)	These securities are held as collateral for written options. (Note 2).
(f)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(g)	Restricted security. Certain securities are restricted as to resale. At December 31, 2010, these securities amounted to a value of $3,831,986 or 0.67% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Global Allocation Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (continued)

(h)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(i)	Credit Suisse International DJ EuroStoxx Structured Option is issued in units. Each unit represents a structure based on the DJ EuroStoxx 50 Index and the Euro/U.S. Dollar exchange rate, with an initial reference strike of 2,819.34. Each unit contains (a) one written put on the index at a strike price of 2,650.18 and (b) one call option on the index with a strike of 2,819.34. The Fund holds 602 units of the structure. On December 31, 2010, the DJ EuroStoxx 50 Index was 2,792.82. At this time, the value of the structured option was ($34,508) based on a price of ($57.32) per unit. The option expires on August 5, 2011.
(j)	JP Morgan DJ EuroStoxx Structured Option is issued in units. Each unit represents a structure based on the DJ EuroStoxx 50 Index and the Euro/U.S. Dollar exchange rate, with an initial reference strike of 2,622.91. Each unit contains (a) one written put on the index at a strike price of 2,461.60 and (b) 1.1 call options on the index with a strike of 2,622.91. The Fund holds 763 units of the structure. On December 31, 2010, the DJ EuroStoxx 50 Index was 2,792.82. At this time, the value of the structured option was $116,565 based on a price of $152.87 per unit. The option expires on September 16, 2011.
(k)	Deutsche Bank MSCI Europe ex-UK Structured Option is issued in units. Each unit represents a structure based on the MSCI Europe ex-UK Index, with an initial reference strike of 96.02. Each unit contains (a) one written put on the index at a strike price of 90.74 and (b) one call option on the index with a strike 96.02. The Fund holds 31,244 units of the structure. On December 31, 2010, the MSCI Europe ex-UK Index was 102.40. At this time, the value of the structured option was $178,892 based on a price of $5.73 per unit. The option expires on September 1, 2011.
(l)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 97.5%

COMMON STOCK — 97.5%
Advertising — 0.6%
Omnicom Group, Inc.	39,497	$1,808,963

Aerospace & Defense — 2.2%
General Dynamics Corp.	11,200	794,752
Northrop Grumman Corp.	49,897	3,232,328
Spirit AeroSystems Holdings, Inc. Class A (a)	4,000	83,240
United Technologies Corp.	28,800	2,267,136

		6,377,456

Agriculture — 1.6%
Altria Group, Inc.	42,600	1,048,812
Archer-Daniels-Midland Co.	14,900	448,192
Lorillard, Inc.	4,700	385,682
Philip Morris International, Inc.	37,400	2,189,022
Reynolds American, Inc.	17,200	561,064

		4,632,772

Airlines — 0.2%
Delta Air Lines, Inc. (a)	16,400	206,640
Southwest Airlines Co.	20,000	259,600

		466,240

Apparel — 0.1%
VF Corp.	3,500	301,630

Auto Manufacturers — 0.4%
General Motors Co. (a)	29,142	1,074,174

Automotive & Parts — 0.9%
The Goodyear Tire & Rubber Co. (a)	74,662	884,745
Johnson Controls, Inc.	47,996	1,833,447

		2,718,192

Banks — 8.2%
Bank of America Corp.	232,313	3,099,055
Bank of New York Mellon Corp.	91,819	2,772,934
BOK Financial Corp.	1,700	90,780
Capital One Financial Corp.	10,600	451,136
City National Corp.	1,300	79,768
Fifth Third Bancorp	156,440	2,296,539
KeyCorp	18,300	161,955
M&T Bank Corp.	1,600	139,280
PNC Financial Services Group, Inc.	44,373	2,694,329
State Street Corp.	61,792	2,863,441
U.S. Bancorp	109,653	2,957,341
Wells Fargo & Co.	203,821	6,316,413

		23,922,971

Beverages — 1.7%
Coca-Cola Enterprises, Inc.	84,072	2,104,322
Constellation Brands, Inc. Class A (a)	6,300	139,545

	Number of Shares	Value
Molson Coors Brewing Co. Class B	4,300	$215,817
PepsiCo, Inc.	38,210	2,496,259

		4,955,943

Biotechnology — 1.1%
Amgen, Inc. (a)	50,971	2,798,308
Biogen Idec, Inc. (a)	5,600	375,480

		3,173,788

Chemicals — 1.5%
Air Products & Chemicals, Inc.	26,878	2,444,554
E.I. du Pont de Nemours & Co.	17,600	877,888
Eastman Chemical Co.	1,700	142,936
FMC Corp.	3,800	303,582
Huntsman Corp.	5,400	84,294
International Flavors & Fragrances, Inc.	2,200	122,298
The Lubrizol Corp.	1,900	203,072
RPM International, Inc.	5,400	119,340
The Valspar Corp.	2,800	96,544

		4,394,508

Coal — 0.7%
CONSOL Energy, Inc.	42,797	2,085,926

Commercial Services — 0.5%
Alliance Data Systems Corp. (a)	1,300	92,339
McKesson Corp.	12,400	872,712
Total System Services, Inc.	7,300	112,274
Western Union Co.	13,900	258,123

		1,335,448

Computers — 1.7%
Hewlett-Packard Co.	27,516	1,158,424
International Business Machines Corp.	25,800	3,786,408
Lexmark International, Inc. Class A (a)	1,700	59,194

		5,004,026

Cosmetics & Personal Care — 1.2%
The Estee Lauder Cos., Inc. Class A	18,228	1,471,000
The Procter & Gamble Co.	31,052	1,997,575

		3,468,575

Distribution & Wholesale — 0.0%
Ingram Micro, Inc. Class A (a)	5,800	110,722

Diversified Financial — 7.7%
American Express Co.	24,300	1,042,956
Ameriprise Financial, Inc.	53,314	3,068,221
Citigroup, Inc. (a)	548,387	2,593,870
Discover Financial Services	110,559	2,048,658
The Goldman Sachs Group, Inc.	10,500	1,765,680
JP Morgan Chase & Co.	211,904	8,988,968
Legg Mason, Inc.	63,831	2,315,150
The NASDAQ OMX Group, Inc. (a)	4,700	111,437
NYSE Euronext	6,100	182,878

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Raymond James Financial, Inc.	4,900	$160,230
SLM Corp. (a)	18,000	226,620

		22,504,668

Electric — 3.7%
Allegheny Energy, Inc.	3,100	75,144
Alliant Energy Corp.	2,900	106,633
American Electric Power Co., Inc.	9,800	352,604
Calpine Corp. (a)	142,624	1,902,604
Consolidated Edison, Inc.	7,000	346,990
Dominion Resources, Inc.	13,700	585,264
DPL, Inc.	3,200	82,272
DTE Energy Co.	6,400	290,048
Duke Energy Corp.	34,800	619,788
Edison International	12,700	490,220
Great Plains Energy, Inc.	3,100	60,109
Integrys Energy Group, Inc.	2,100	101,871
MDU Resources Group, Inc.	3,500	70,945
NextEra Energy, Inc.	8,400	436,716
NV Energy, Inc.	9,900	139,095
OGE Energy Corp.	3,000	136,620
Pepco Holdings, Inc.	4,900	89,425
PG&E Corp.	6,100	291,824
PPL Corp.	67,215	1,769,099
Progress Energy, Inc.	3,900	169,572
Public Service Enterprise Group, Inc.	66,609	2,118,832
SCANA Corp.	2,800	113,680
TECO Energy, Inc.	6,000	106,800
Westar Energy, Inc.	3,300	83,028
Wisconsin Energy Corp.	2,400	141,264
Xcel Energy, Inc.	13,600	320,280

		11,000,727

Electrical Components & Equipment — 0.1%
Energizer Holdings, Inc. (a)	1,600	116,640
Hubbell, Inc. Class B	2,000	120,260
Molex, Inc.	3,000	68,160

		305,060

Electronics — 0.1%
Arrow Electronics, Inc. (a)	5,000	171,250
Avnet, Inc. (a)	6,400	211,392

		382,642

Engineering & Construction — 1.0%
ABB Ltd. Sponsored ADR (Switzerland) (a)	60,459	1,357,305
Foster Wheeler AG (a)	39,737	1,371,721
KBR, Inc.	3,600	109,692

		2,838,718

Foods — 2.5%
Campbell Soup Co.	11,900	413,525
ConAgra Foods, Inc.	89,010	2,009,846

	Number of Shares	Value
Corn Products International, Inc.	2,600	$119,600
General Mills, Inc.	15,700	558,763
Hormel Foods Corp.	3,800	194,788
The J.M. Smucker Co.	3,300	216,645
Kellogg Co.	42,210	2,156,087
The Kroger Co.	14,800	330,928
Ralcorp Holdings, Inc. (a)	1,300	84,513
Safeway, Inc.	8,900	200,161
Sara Lee Corp.	24,600	430,746
Smithfield Foods, Inc. (a)	3,400	70,142
Sysco Corp.	12,000	352,800
Tyson Foods, Inc. Class A	12,700	218,694

		7,357,238

Forest Products & Paper — 0.8%
Domtar Corp.	1,200	91,104
International Paper Co.	9,100	247,884
MeadWestvaco Corp.	7,100	185,736
Weyerhaeuser Co.	104,723	1,982,406

		2,507,130

Gas — 0.2%
Atmos Energy Corp.	2,800	87,360
Energen Corp.	2,900	139,954
Sempra Energy	5,000	262,400
Southern Union Co.	4,800	115,536
UGI Corp.	2,500	78,950

		684,200

Hand & Machine Tools — 0.5%
Stanley Black & Decker, Inc.	23,468	1,569,305

Health Care – Products — 3.3%
Alere, Inc. (a)	34,489	1,262,297
Becton, Dickinson & Co.	5,600	473,312
Covidien PLC	57,068	2,605,725
Johnson & Johnson	35,600	2,201,860
Kinetic Concepts, Inc. (a)	2,200	92,136
Medtronic, Inc.	61,496	2,280,887
St. Jude Medical, Inc. (a)	7,600	324,900
Zimmer Holdings, Inc. (a)	9,500	509,960

		9,751,077

Health Care – Services — 2.3%
Aetna, Inc.	12,500	381,375
CIGNA Corp.	8,400	307,944
Community Health Systems, Inc. (a)	2,700	100,899
Coventry Health Care, Inc. (a)	4,300	113,520
Health Net, Inc. (a)	2,800	76,412
Humana, Inc. (a)	5,200	284,648
Laboratory Corporation of America Holdings (a)	3,400	298,928
Lincare Holdings, Inc.	1,300	34,879
Mednax, Inc. (a)	600	40,374
Thermo Fisher Scientific, Inc. (a)	8,100	448,416

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
UnitedHealth Group, Inc.	99,563	$3,595,220
Universal Health Services, Inc. Class B	2,800	121,576
WellPoint, Inc. (a)	17,900	1,017,794

		6,821,985

Holding Company – Diversified — 0.1%
Leucadia National Corp.	5,100	148,818

Home Builders — 0.1%
Lennar Corp. Class A	3,700	69,375
Toll Brothers, Inc. (a)	4,500	85,500

		154,875

Home Furnishing — 0.6%
Harman International Industries, Inc. (a)	32,814	1,519,288
Whirlpool Corp.	2,400	213,192

		1,732,480

Household Products — 0.5%
Avery Dennison Corp.	2,200	93,148
The Clorox Co.	6,000	379,680
Kimberly-Clark Corp.	13,400	844,736
The Scotts Miracle-Gro Co. Class A	1,400	71,078
Tupperware Brands Corp.	1,700	81,039

		1,469,681

Insurance — 5.8%
ACE Ltd.	7,800	485,550
Aflac, Inc.	17,200	970,596
Alleghany Corp. (a)	200	61,274
Allied World Assurance Co. Holdings Ltd.	1,200	71,328
The Allstate Corp.	29,200	930,896
American Financial Group, Inc.	6,500	209,885
Arch Capital Group Ltd. (a)	3,500	308,175
Assurant, Inc.	6,100	234,972
Axis Capital Holdings Ltd.	7,400	265,512
The Chubb Corp.	18,700	1,115,268
Cincinnati Financial Corp.	5,700	180,633
Everest Re Group Ltd.	1,300	110,266
HCC Insurance Holdings, Inc.	4,000	115,760
Loews Corp.	26,900	1,046,679
Markel Corp. (a)	500	189,065
MetLife, Inc.	41,742	1,855,015
Principal Financial Group, Inc.	7,400	240,944
The Progressive Corp.	36,100	717,307
Prudential Financial, Inc.	10,800	634,068
Reinsurance Group of America, Inc. Class A	2,400	128,904
RenaissanceRe Holdings Ltd.	3,400	216,546
Torchmark Corp.	4,800	286,752
Transatlantic Holdings, Inc.	3,800	196,156
The Travelers Cos., Inc.	58,123	3,238,032
Unum Group	102,311	2,477,972
Validus Holdings Ltd.	2,300	70,403

	Number of Shares	Value
W.R. Berkley Corp.	5,200	$142,376
White Mountains Insurance Group Ltd.	600	201,360
XL Group PLC	10,200	222,564

		16,924,258

Internet — 1.1%
AOL, Inc. (a)	53,347	1,264,857
eBay, Inc. (a)	69,421	1,931,987
IAC/InterActiveCorp (a)	5,900	169,330

		3,366,174

Iron & Steel — 0.0%
Reliance Steel & Aluminum Co.	2,200	112,420

Leisure Time — 0.6%
Carnival Corp.	31,100	1,434,021
Royal Caribbean Cruises Ltd. (a)	6,100	286,700

		1,720,721

Lodging — 0.1%
Wyndham Worldwide Corp.	14,500	434,420

Machinery – Construction & Mining — 0.0%
Terex Corp. (a)	2,000	62,080

Machinery – Diversified — 0.1%
AGCO Corp. (a)	2,600	131,716
Flowserve Corp.	1,700	202,674

		334,390

Manufacturing — 5.9%
3M Co.	14,700	1,268,610
General Electric Co.	563,454	10,305,574
Honeywell International, Inc.	54,077	2,874,733
ITT Corp.	5,200	270,972
Siemens AG Sponsored ADR (Germany)	19,777	2,457,292
SPX Corp.	1,800	128,682

		17,305,863

Media — 4.6%
CBS Corp. Class B	135,091	2,573,483
Comcast Corp. Class A	221,341	4,862,862
DIRECTV Class A (a)	31,413	1,254,321
News Corp. Class A	63,100	918,736
Time Warner, Inc.	42,400	1,364,008
Viacom, Inc. Class B	66,837	2,647,414

		13,620,824

Mining — 0.4%
Vulcan Materials Co.	23,856	1,058,252

Office Equipment/Supplies — 0.0%
Pitney Bowes, Inc.	4,200	101,556

Oil & Gas — 8.1%
Chevron Corp.	84,573	7,717,286
ConocoPhillips	45,600	3,105,360

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Devon Energy Corp.	8,800	$690,888
Exxon Mobil Corp.	55,219	4,037,613
Helmerich & Payne, Inc.	4,500	218,160
Hess Corp.	46,173	3,534,082
Marathon Oil Corp.	16,300	603,589
Nabors Industries Ltd. (a)	5,900	138,414
Newfield Exploration Co. (a)	2,500	180,275
Patterson-UTI Energy, Inc.	3,300	71,115
Pride International, Inc. (a)	3,700	122,100
Sunoco, Inc.	3,300	133,023
Total SA Sponsored ADR (France)	51,767	2,768,499
Valero Energy Corp.	13,100	302,872

		23,623,276

Oil & Gas Services — 1.6%
National Oilwell Varco, Inc.	9,700	652,325
Schlumberger Ltd.	42,562	3,553,927
Weatherford International Ltd. (a)	17,200	392,160

		4,598,412

Packaging & Containers — 0.9%
Ball Corp.	4,200	285,810
Crown Holdings, Inc. (a)	4,300	143,534
Greif, Inc. Class A	1,400	86,660
Owens-IIlinois, Inc. (a)	59,035	1,812,374
Sealed Air Corp.	6,700	170,515
Sonoco Products Co.	2,700	90,909

		2,589,802

Pharmaceuticals — 4.8%
Abbott Laboratories	26,300	1,260,033
AmerisourceBergen Corp.	9,100	310,492
Bristol-Myers Squibb Co.	123,548	3,271,551
Cardinal Health, Inc.	8,200	314,142
Cephalon, Inc. (a)	1,800	111,096
Eli Lilly & Co.	23,900	837,456
Endo Pharmaceuticals Holdings, Inc. (a)	4,900	174,979
Forest Laboratories, Inc. (a)	13,300	425,334
Herbalife Ltd.	1,800	123,066
Merck & Co., Inc.	65,787	2,370,964
Patterson Cos., Inc.	2,800	85,764
Pfizer, Inc.	134,214	2,350,087
Sanofi-Aventis ADR (France)	68,176	2,197,312
Warner Chilcott PLC Class A	5,300	119,568

		13,951,844

Pipelines — 1.5%
El Paso Corp.	259,759	3,574,284
ONEOK, Inc.	4,400	244,068
The Williams Cos., Inc.	22,500	556,200

		4,374,552

	Number of Shares	Value
Retail — 5.3%
AutoZone, Inc. (a)	1,000	$272,590
CVS Caremark Corp.	92,244	3,207,324
Darden Restaurants, Inc.	4,000	185,760
The Gap, Inc.	89,347	1,978,143
J.C. Penney Co., Inc.	5,000	161,550
Kohl’s Corp. (a)	7,100	385,814
Lowe’s Cos., Inc.	70,967	1,779,852
Macy’s, Inc.	23,600	597,080
Ross Stores, Inc.	3,400	215,050
Signet Jewelers Ltd. (a)	2,000	86,800
Target Corp.	22,600	1,358,938
The TJX Cos., Inc.	12,300	545,997
Wal-Mart Stores, Inc.	73,500	3,963,855
Walgreen Co.	17,800	693,488

		15,432,241

Semiconductors — 2.2%
Applied Materials, Inc.	191,811	2,694,945
Intel Corp.	116,700	2,454,201
Lam Research Corp. (a)	2,500	129,450
Novellus Systems, Inc. (a)	1,900	61,408
Texas Instruments, Inc.	27,500	893,750
Xilinx, Inc.	5,400	156,492

		6,390,246

Software — 2.2%
Activision Blizzard, Inc.	24,600	306,024
Broadridge Financial Solutions, Inc.	5,800	127,194
CA, Inc.	22,700	554,788
Dun & Bradstreet Corp.	1,100	90,299
Fiserv, Inc. (a)	3,500	204,960
Microsoft Corp.	64,800	1,809,216
Oracle Corp.	107,662	3,369,821

		6,462,302

Telecommunications — 5.3%
AT&T, Inc.	263,069	7,728,967
CenturyLink, Inc.	46,754	2,158,632
Cisco Systems, Inc. (a)	101,498	2,053,305
Corning, Inc.	46,200	892,584
Harris Corp.	3,600	163,080
Telephone & Data Systems, Inc.	2,900	105,995
Vodafone Group PLC Sponsored ADR (United Kingdom)	94,868	2,507,361

		15,609,924

Textiles — 0.1%
Mohawk Industries, Inc. (a)	2,800	158,928

Toys, Games & Hobbies — 0.2%
Hasbro, Inc.	6,100	287,798
Mattel, Inc.	8,400	213,612

		501,410

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Transportation — 0.6%
Norfolk Southern Corp.	28,940	$1,818,011

Water — 0.0%
American Water Works Co., Inc.	4,100	103,689

TOTAL COMMON STOCK (Cost $260,659,528)		285,715,533

TOTAL EQUITIES (Cost $260,659,528)		285,715,533

MUTUAL FUNDS — 0.9%
Diversified Financial — 0.9%
iShares Russell 1000 Value Index Fund	40,900	2,653,183

TOTAL MUTUAL FUNDS (Cost $2,656,525)		2,653,183

TOTAL LONG-TERM INVESTMENTS (Cost $263,316,053)		288,368,716

	Principal Amount

SHORT-TERM INVESTMENTS — 1.4%
Repurchase Agreement — 1.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$4,204,382	$4,204,382

TOTAL SHORT-TERM INVESTMENTS (Cost $4,204,382)		4,204,382

TOTAL INVESTMENTS — 99.8% (Cost $267,520,435) (c)		292,573,098

Other Assets/(Liabilities) — 0.2%		626,479

NET ASSETS — 100.0%		$293,199,577

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $4,204,385. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates ranging from 12/15/17—5/15/39, and an aggregate market value, including accrued interest, of $4,293,634.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 99.1%

COMMON STOCK — 99.1%
Aerospace & Defense — 1.0%
The Boeing Co.	164,500	$10,735,271

Agriculture — 1.2%
Philip Morris International, Inc.	215,900	12,636,627

Auto Manufacturers — 1.4%
General Motors Co. (a)	142,900	5,267,294
Paccar, Inc.	181,000	10,393,020

		15,660,314

Banks — 9.2%
Bank of America Corp.	1,172,600	15,642,484
Bank of New York Mellon Corp.	388,333	11,727,657
PNC Financial Services Group, Inc.	381,000	23,134,320
U.S. Bancorp	420,400	11,338,188
Wells Fargo & Co.	1,250,600	38,756,094

		100,598,743

Beverages — 2.1%
Molson Coors Brewing Co. Class B	213,500	10,715,565
PepsiCo, Inc.	187,900	12,275,507

		22,991,072

Biotechnology — 1.1%
Amgen, Inc. (a)	210,400	11,550,960

Chemicals — 4.3%
CF Industries Holdings, Inc.	73,400	9,920,010
The Dow Chemical Co.	378,500	12,921,990
E.I. du Pont de Nemours & Co.	222,300	11,088,324
The Mosaic Co.	166,300	12,698,668

		46,628,992

Computers — 0.9%
Hewlett-Packard Co.	243,600	10,255,560

Diversified Financial — 7.8%
Ameriprise Financial, Inc.	155,900	8,972,045
BlackRock, Inc.	65,200	12,425,816
Credit Suisse Group Sponsored ADR (Switzerland)	250,600	10,126,746
The Goldman Sachs Group, Inc.	113,800	19,136,608
JP Morgan Chase & Co.	808,136	34,281,129

		84,942,344

Electric — 3.1%
Edison International	245,600	9,480,160
Entergy Corp.	149,100	10,560,753
NextEra Energy, Inc.	76,300	3,966,837
Northeast Utilities	297,000	9,468,360

		33,476,110

Environmental Controls — 1.0%
Waste Management, Inc.	284,100	10,474,767

	Number of Shares	Value
Foods — 2.8%
General Mills, Inc.	145,100	$5,164,109
Kraft Foods, Inc. Class A	407,500	12,840,325
Sysco Corp.	438,500	12,891,900

		30,896,334

Hand & Machine Tools — 1.8%
Stanley Black & Decker, Inc.	290,300	19,412,361

Health Care – Products — 3.4%
Baxter International, Inc.	196,600	9,951,892
Covidien PLC	207,700	9,483,582
Johnson & Johnson	181,800	11,244,330
Zimmer Holdings, Inc. (a)	120,200	6,452,336

		37,132,140

Health Care – Services — 1.1%
UnitedHealth Group, Inc.	337,700	12,194,347

Insurance — 6.8%
ACE Ltd.	362,000	22,534,500
The Chubb Corp.	226,700	13,520,388
Marsh & McLennan Cos., Inc.	509,100	13,918,794
Principal Financial Group, Inc.	339,448	11,052,427
Unum Group	554,400	13,427,568

		74,453,677

Iron & Steel — 1.6%
Nucor Corp.	78,900	3,457,398
Steel Dynamics, Inc.	777,900	14,235,570

		17,692,968

Machinery – Construction & Mining — 1.9%
Ingersoll-Rand PLC	435,700	20,517,113

Manufacturing — 6.4%
3M Co.	115,600	9,976,280
General Electric Co.	1,344,000	24,581,760
Illinois Tool Works, Inc.	167,900	8,965,860
Textron, Inc.	471,300	11,141,532
Tyco International Ltd.	365,900	15,162,896

		69,828,328

Media — 2.6%
CBS Corp. Class B	550,100	10,479,405
Comcast Corp. Class A	817,650	17,963,770

		28,443,175

Oil & Gas — 11.7%
Apache Corp.	119,400	14,236,062
Chevron Corp.	353,600	32,266,000
ConocoPhillips	230,800	15,717,480
EOG Resources, Inc.	73,800	6,746,058
Exxon Mobil Corp.	199,600	14,594,752
Marathon Oil Corp.	303,800	11,249,714
Occidental Petroleum Corp.	251,800	24,701,580

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Southwestern Energy Co. (a)	211,400	$7,912,702

		127,424,348

Oil & Gas Services — 1.3%
Baker Hughes, Inc.	250,800	14,338,236

Packaging & Containers — 0.5%
Rexam PLC Sponsored ADR (United Kingdom)	211,000	5,445,910

Pharmaceuticals — 5.1%
Abbott Laboratories	187,700	8,992,707
Merck & Co., Inc.	345,400	12,448,216
Pfizer, Inc.	1,174,000	20,556,740
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	264,500	13,788,385

		55,786,048

Retail — 6.4%
CVS Caremark Corp.	432,100	15,024,117
The Home Depot, Inc.	351,600	12,327,096
Kohl’s Corp. (a)	254,900	13,851,266
Nordstrom, Inc.	138,000	5,848,440
Staples, Inc.	374,800	8,534,196
Target Corp.	237,500	14,280,875

		69,865,990

Semiconductors — 5.2%
Analog Devices, Inc.	323,800	12,197,546
Intel Corp.	755,100	15,879,753
Maxim Integrated Products, Inc.	335,600	7,926,872
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	659,500	8,270,130
Xilinx, Inc.	450,000	13,041,000

		57,315,301

Software — 1.5%
Microsoft Corp.	583,400	16,288,528

Telecommunications — 4.8%
AT&T, Inc.	1,080,120	31,733,925
Cisco Systems, Inc. (a)	590,600	11,947,838
QUALCOMM, Inc.	184,700	9,140,803

		52,822,566

Toys, Games & Hobbies — 1.1%
Mattel, Inc.	482,700	12,275,061

TOTAL COMMON STOCK (Cost $912,262,704)		1,082,083,191

TOTAL EQUITIES (Cost $912,262,704)		1,082,083,191

TOTAL LONG-TERM INVESTMENTS (Cost $912,262,704)		1,082,083,191

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$7,721,770	$7,721,770

TOTAL SHORT-TERM INVESTMENTS (Cost $7,721,770)		7,721,770

TOTAL INVESTMENTS — 99.8% (Cost $919,984,474) (c)		1,089,804,961

Other Assets/(Liabilities) — 0.2%		2,116,041

NET ASSETS — 100.0%		$1,091,921,002

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $7,721,776. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 5/15/39, and an aggregate market value, including accrued interest, of $7,880,140.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 99.5%

COMMON STOCK — 99.5%
Advertising — 0.5%
The Interpublic Group of Companies, Inc. (a)	15,380	$163,335

Aerospace & Defense — 1.4%
United Technologies Corp.	5,870	462,086

Auto Manufacturers — 1.1%
Navistar International Corp. (a)	6,360	368,308

Automotive & Parts — 1.4%
Dana Holding Corp. (a)	16,220	279,146
Tenneco, Inc. (a)	3,910	160,936

		440,082

Banks — 7.0%
Bank of America Corp.	18,390	245,323
Regions Financial Corp.	42,900	300,300
SunTrust Banks, Inc.	10,580	312,216
Wells Fargo & Co.	46,340	1,436,076

		2,293,915

Beverages — 1.9%
Dr. Pepper Snapple Group, Inc.	9,330	328,043
Molson Coors Brewing Co. Class B	6,080	305,155

		633,198

Biotechnology — 1.0%
Biogen Idec, Inc. (a)	5,080	340,614

Building Materials — 0.5%
USG Corp. (a)	8,770	147,599

Chemicals — 1.1%
Ashland, Inc.	7,090	360,597

Commercial Services — 3.3%
Donnelley (R.R.) & Sons Co.	9,160	160,025
H&R Block, Inc.	16,030	190,917
McKesson Corp.	4,730	332,897
PHH Corp. (a)	8,250	190,988
Visa, Inc. Class A	3,120	219,586

		1,094,413

Computers — 3.9%
Apple, Inc. (a)	1,020	329,011
Dell, Inc. (a)	19,470	263,819
Hewlett-Packard Co.	6,240	262,704
Western Digital Corp. (a)	11,970	405,783

		1,261,317

Cosmetics & Personal Care — 1.5%
The Procter & Gamble Co.	7,380	474,755

Distribution & Wholesale — 1.0%
WESCO International, Inc. (a)	6,010	317,328

	Number of Shares	Value
Diversified Financial — 15.2%
Citigroup, Inc. (a)	213,130	$1,008,105
CME Group, Inc.	1,330	427,927
The Goldman Sachs Group, Inc.	3,560	598,650
Interactive Brokers Group, Inc. Class A	13,870	247,163
Invesco Ltd.	10,000	240,600
JP Morgan Chase & Co.	33,710	1,429,978
Morgan Stanley	22,970	625,014
TD Ameritrade Holding Corp.	21,790	413,792

		4,991,229

Electric — 4.6%
Allegheny Energy, Inc.	12,670	307,121
Edison International	7,990	308,414
GenOn Energy, Inc. (a)	50,060	190,729
NRG Energy, Inc. (a)	16,880	329,835
PPL Corp.	14,150	372,428

		1,508,527

Engineering & Construction — 0.6%
Foster Wheeler AG (a)	6,090	210,227

Foods — 1.4%
Kraft Foods, Inc. Class A	14,910	469,814

Health Care – Products — 0.9%
C.R. Bard, Inc.	1,750	160,597
Kinetic Concepts, Inc. (a)	3,460	144,905

		305,502

Health Care – Services — 1.3%
WellPoint, Inc. (a)	7,200	409,392

Insurance — 4.8%
AEGON NV Sponsored ADR (Netherlands) (a)	45,200	277,076
Assured Guaranty Ltd.	9,700	171,690
Genworth Financial, Inc. Class A (a)	26,270	345,188
Lincoln National Corp.	14,890	414,091
Prudential Financial, Inc.	5,940	348,737

		1,556,782

Internet — 2.0%
Expedia, Inc.	13,210	331,439
Google, Inc. Class A (a)	550	326,683

		658,122

Lodging — 0.9%
Wyndham Worldwide Corp.	10,110	302,896

Machinery – Construction & Mining — 0.6%
Joy Global, Inc.	2,380	206,465

Machinery – Diversified — 1.3%
Cummins, Inc.	3,860	424,639

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Manufacturing — 2.3%
General Electric Co.	16,840	$308,004
Honeywell International, Inc.	8,170	434,317

		742,321

Media — 3.2%
CBS Corp. Class B	19,750	376,238
Comcast Corp. Class A	20,770	456,317
DISH Network Corp. Class A (a)	11,570	227,466

		1,060,021

Metal Fabricate & Hardware — 1.4%
Commercial Metals Co.	6,280	104,185
Precision Castparts Corp.	2,510	349,417

		453,602

Oil & Gas — 12.0%
Anadarko Petroleum Corp.	5,200	396,032
Chevron Corp.	13,340	1,217,275
Ensco PLC Sponsored ADR (United Kingdom)	4,700	250,886
Marathon Oil Corp.	15,020	556,190
Noble Corp.	6,980	249,675
Occidental Petroleum Corp.	6,770	664,137
Valero Energy Corp.	18,210	421,015
Whiting Petroleum Corp. (a)	1,410	165,238

		3,920,448

Packaging & Containers — 0.5%
Owens-IIlinois, Inc. (a)	5,070	155,649

Pharmaceuticals — 8.0%
Express Scripts, Inc. (a)	5,960	322,138
Gilead Sciences, Inc. (a)	5,990	217,078
Medco Health Solutions, Inc. (a)	2,500	153,175
Merck & Co., Inc.	21,460	773,418
Pfizer, Inc.	65,520	1,147,255

		2,613,064

Retail — 4.8%
American Eagle Outfitters, Inc.	9,010	131,816
CVS Caremark Corp.	19,960	694,009
Lowe’s Cos., Inc.	14,900	373,692
Wal-Mart Stores, Inc.	6,980	376,432

		1,575,949

Semiconductors — 0.5%
Marvell Technology Group Ltd. (a)	8,500	157,675

Software — 0.7%
CA, Inc.	8,950	218,738

Telecommunications — 6.9%
AT&T, Inc.	17,880	525,314
CenturyLink, Inc.	7,687	354,909
NII Holdings, Inc. (a)	12,040	537,707

	Number of Shares	Value
QUALCOMM, Inc.	3,960	$195,980
Qwest Communications International, Inc.	86,590	658,950

		2,272,860

TOTAL COMMON STOCK (Cost $27,632,108)		32,571,469

TOTAL EQUITIES (Cost $27,632,108)		32,571,469

TOTAL LONG-TERM INVESTMENTS (Cost $27,632,108)		32,571,469

	Principal Amount
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$237,517	237,517

TOTAL SHORT-TERM INVESTMENTS (Cost $237,517)		237,517

TOTAL INVESTMENTS — 100.2% (Cost $27,869,625) (c)		32,808,986

Other Assets/(Liabilities) — (0.2)%		(55,370)

NET ASSETS — 100.0%		$32,753,616

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $237,517. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 9/25/39, and an aggregate market value, including accrued interest, of $244,615.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 97.8%

COMMON STOCK — 97.8%
Aerospace & Defense — 0.6%
Lockheed Martin Corp.	62,160	$4,345,606

Agriculture — 1.1%
Philip Morris International, Inc.	128,600	7,526,958

Banks — 10.1%
Bank of New York Mellon Corp.	611,700	18,473,340
GAM Holding Ltd. (a)	171,600	2,837,306
Julius Baer Group Ltd.	312,300	14,638,470
Wells Fargo & Co.	1,095,776	33,958,098

		69,907,214

Beverages — 4.0%
The Coca-Cola Co.	151,200	9,944,424
Diageo PLC Sponsored ADR (United Kingdom)	117,100	8,704,043
Heineken Holding NV Class A	204,264	8,910,556

		27,559,023

Building Materials — 1.1%
Martin Marietta Materials, Inc.	81,200	7,489,888

Chemicals — 1.8%
Air Products & Chemicals, Inc.	16,810	1,528,869
Monsanto Co.	101,650	7,078,906
Potash Corp. of Saskatchewan, Inc.	14,120	2,186,200
Praxair, Inc.	14,800	1,412,956

		12,206,931

Coal — 0.8%
China Coal Energy Co. Class H	3,672,200	5,733,031

Commercial Services — 2.3%
Iron Mountain, Inc.	456,016	11,404,960
Moody’s Corp.	101,600	2,696,464
PortX Operacoes Portuarias SA (a)	92,600	206,955
Visa, Inc. Class A	25,210	1,774,280

		16,082,659

Computers — 0.8%
Hewlett-Packard Co.	133,700	5,628,770

Cosmetics & Personal Care — 1.1%
Natura Cosmeticos SA	48,000	1,379,355
The Procter & Gamble Co.	98,200	6,317,206

		7,696,561

Diversified Financial — 6.0%
American Express Co.	672,500	28,863,700
Ameriprise Financial, Inc.	122,660	7,059,083
The Charles Schwab Corp.	22,100	378,131
The Goldman Sachs Group, Inc.	25,470	4,283,035
JP Morgan Chase & Co.	18,888	801,229

		41,385,178

	Number of Shares	Value
Electronics — 1.1%
Agilent Technologies, Inc. (a)	184,770	$7,655,021

Foods — 1.0%
The Hershey Co.	16,980	800,607
Kraft Foods, Inc. Class A	64,700	2,038,697
Nestle SA	21,200	1,242,840
Unilever NV NY Shares	83,900	2,634,460

		6,716,604

Forest Products & Paper — 1.4%
Sino-Forest Corp. (a) (b) (c)	12,800	299,700
Sino-Forest Corp. Class A (a)	406,120	9,508,933

		9,808,633

Health Care – Products — 3.9%
Baxter International, Inc.	78,000	3,948,360
Becton, Dickinson & Co.	82,800	6,998,256
Johnson & Johnson	266,100	16,458,285

		27,404,901

Holding Company – Diversified — 1.3%
China Merchants Holdings International Co. Ltd.	2,200,764	8,688,948

Housewares — 0.3%
Hunter Douglas NV	36,548	1,938,171

Insurance — 8.6%
Aon Corp.	17,420	801,494
Berkshire Hathaway, Inc. Class A (a)	86	10,358,700
Fairfax Financial Holdings Ltd.	7,380	3,022,553
Fairfax Financial Holdings Ltd.	3,440	1,414,422
Loews Corp.	510,600	19,867,446
Markel Corp. (a)	1,910	722,228
The Progressive Corp.	841,800	16,726,566
Transatlantic Holdings, Inc.	137,734	7,109,829

		60,023,238

Internet — 1.4%
Google, Inc. Class A (a)	12,480	7,412,746
Liberty Media Corp. - Interactive Class A (a)	154,300	2,433,311

		9,846,057

Leisure Time — 1.5%
Harley-Davidson, Inc.	296,400	10,276,188

Machinery – Construction & Mining — 1.3%
BHP Billiton PLC	116,900	4,662,438
Rio Tinto PLC	64,187	4,503,273

		9,165,711

Manufacturing — 0.4%
Tyco International Ltd.	67,221	2,785,638

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Media — 0.6%
Grupo Televisa SA Sponsored ADR (Mexico) (a)	138,100	$3,580,933
Liberty Media Corp. - Starz Series A (a)	12,350	821,028

		4,401,961

Mining — 0.3%
Vulcan Materials Co.	40,100	1,778,836

Oil & Gas — 14.5%
Canadian Natural Resources Ltd.	439,200	19,509,264
Devon Energy Corp.	308,900	24,251,739
EOG Resources, Inc.	255,650	23,368,967
Occidental Petroleum Corp.	287,500	28,203,750
OGX Petroleo e Gas Participacoes SA (a)	430,000	5,180,940

		100,514,660

Oil & Gas Services — 0.9%
Schlumberger Ltd.	17,200	1,436,200
Transocean Ltd. (a)	71,515	4,971,008

		6,407,208

Packaging & Containers — 2.5%
Sealed Air Corp.	670,272	17,058,422

Pharmaceuticals — 7.8%
Express Scripts, Inc. (a)	209,200	11,307,260
Mead Johnson Nutrition Co.	50,800	3,162,300
Merck & Co., Inc.	566,312	20,409,885
Pfizer, Inc.	760,300	13,312,853
Roche Holding AG	41,700	6,117,814

		54,310,112

Real Estate — 1.7%
Brookfield Asset Management, Inc. Class A	153,400	5,106,686
Hang Lung Properties Ltd.	980,000	6,453,066

		11,559,752

Retail — 11.5%
Bed Bath & Beyond, Inc. (a)	223,600	10,989,940
CarMax, Inc. (a)	195,200	6,222,976
Costco Wholesale Corp.	511,600	36,942,636
CVS Caremark Corp.	738,061	25,662,381

		79,817,933

Semiconductors — 1.9%
Texas Instruments, Inc.	414,600	13,474,500

Software — 2.6%
Activision Blizzard, Inc.	303,000	3,769,320
Dun & Bradstreet Corp.	81,850	6,719,067
Microsoft Corp.	268,000	7,482,560

		17,970,947

	Number of Shares	Value
Telecommunications — 0.3%
America Movil SAB de CV Series L ADR (Mexico)	41,200	$2,362,408

Transportation — 1.3%
China Shipping Development Co. Ltd. Class H	1,719,000	2,289,821
Kuehne & Nagel International AG	44,350	6,166,478
LLX Logistica SA (a)	92,600	263,901

		8,720,200

TOTAL COMMON STOCK (Cost $486,027,053)		678,247,868

TOTAL EQUITIES (Cost $486,027,053)		678,247,868

BONDS & NOTES — 0.3%

CORPORATE DEBT — 0.3%
Forest Products & Paper — 0.3%
Sino-Forest Corp., Convertible (Acquired 07/23/08, Cost $1,565,682) (b) (d) 5.000% 8/01/13	1,604,000	2,151,365

TOTAL CORPORATE DEBT (Cost $1,565,682)		2,151,365

TOTAL BONDS & NOTES (Cost $1,565,682)		2,151,365

TOTAL LONG-TERM INVESTMENTS (Cost $487,592,735)		680,399,233

	Principal Amount
SHORT-TERM INVESTMENTS — 2.1%
Repurchase Agreement — 2.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (e)	$14,414,428	14,414,428

TOTAL SHORT-TERM INVESTMENTS (Cost $14,414,428)		14,414,428

TOTAL INVESTMENTS —100.2% (Cost $502,007,163) (f)		694,813,661

Other Assets/(Liabilities) — (0.2)%		(1,060,269)

NET ASSETS — 100.0%		$693,753,392

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, these securities amounted to a value of $2,451,065 or 0.35% of net assets.
(c)	This security is valued in good faith under procedures established by the Board of Trustees.
(d)	Restricted security. Certain securities are restricted as to resale. At December 31, 2010, these securities amounted to a value of $2,151,365 or 0.31% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(e)	Maturity value of $14,414,440. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates ranging from 5/15/39 - 8/15/39, and an aggregate market value, including accrued interest, of $14,703,602.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 98.7%

COMMON STOCK — 98.7%
Advertising — 0.2%
The Interpublic Group of Companies, Inc. (a)	79,659	$845,978
Omnicom Group, Inc.	51,976	2,380,501

		3,226,479

Aerospace & Defense — 2.0%
The Boeing Co.	125,144	8,166,897
General Dynamics Corp.	64,743	4,594,163
Goodrich Corp.	21,071	1,855,723
L-3 Communications Holdings, Inc.	19,909	1,403,385
Lockheed Martin Corp.	50,979	3,563,942
Northrop Grumman Corp.	50,608	3,278,386
Raytheon Co.	61,605	2,854,776
Rockwell Collins, Inc.	26,452	1,541,094
United Technologies Corp.	157,572	12,404,068

		39,662,434

Agriculture — 1.7%
Altria Group, Inc.	354,277	8,722,300
Archer-Daniels-Midland Co.	108,592	3,266,447
Lorillard, Inc.	25,360	2,081,041
Philip Morris International, Inc.	309,519	18,116,147
Reynolds American, Inc.	56,522	1,843,748

		34,029,683

Airlines — 0.1%
Southwest Airlines Co.	124,999	1,622,487

Apparel — 0.3%
Nike, Inc. Class B	64,853	5,539,743
VF Corp.	14,652	1,262,710

		6,802,453

Auto Manufacturers — 0.7%
Ford Motor Co. (a)	638,286	10,716,822
Paccar, Inc.	61,692	3,542,355

		14,259,177

Automotive & Parts — 0.2%
The Goodyear Tire & Rubber Co. (a)	40,793	483,397
Johnson Controls, Inc.	114,075	4,357,665

		4,841,062

Banks — 4.9%
Bank of America Corp.	1,717,477	22,911,143
Bank of New York Mellon Corp.	210,972	6,371,354
BB&T Corp.	119,923	3,152,776
Capital One Financial Corp.	77,623	3,303,635
Comerica, Inc.	29,268	1,236,280
Fifth Third Bancorp	136,634	2,005,787
First Horizon National Corp. (a)	40,246	474,098
Huntington Bancshares, Inc.	146,977	1,009,732

	Number of Shares	Value
KeyCorp	144,593	$1,279,648
M&T Bank Corp.	20,420	1,777,561
Marshall & Ilsley Corp.	89,611	620,108
Northern Trust Corp.	40,393	2,238,176
PNC Financial Services Group, Inc.	89,394	5,428,004
Regions Financial Corp.	216,244	1,513,708
State Street Corp.	85,134	3,945,110
SunTrust Banks, Inc.	86,941	2,565,629
U.S. Bancorp	327,552	8,834,077
Wells Fargo & Co.	894,808	27,730,100
Zions Bancorp	29,018	703,106

		97,100,032

Beverages — 2.5%
Brown-Forman Corp. Class B	18,072	1,258,173
The Coca-Cola Co.	394,780	25,964,680
Coca-Cola Enterprises, Inc.	58,520	1,464,756
Constellation Brands, Inc. Class A (a)	27,893	617,830
Dr. Pepper Snapple Group, Inc.	38,364	1,348,878
Molson Coors Brewing Co. Class B	27,516	1,381,028
PepsiCo, Inc.	270,143	17,648,442

		49,683,787

Biotechnology — 1.1%
Amgen, Inc. (a)	161,113	8,845,104
Biogen Idec, Inc. (a)	39,615	2,656,186
Celgene Corp. (a)	79,151	4,680,990
Genzyme Corp. (a)	43,915	3,126,748
Life Technologies Corp. (a)	31,602	1,753,911

		21,062,939

Building Materials — 0.0%
Masco Corp.	60,857	770,450

Chemicals — 2.1%
Air Products & Chemicals, Inc.	36,856	3,352,053
Airgas, Inc.	12,218	763,136
CF Industries Holdings, Inc.	11,733	1,585,715
The Dow Chemical Co.	199,173	6,799,766
E.I. du Pont de Nemours & Co.	156,775	7,819,937
Eastman Chemical Co.	12,159	1,022,329
Ecolab, Inc.	39,358	1,984,430
FMC Corp.	12,224	976,575
International Flavors & Fragrances, Inc.	13,318	740,348
Monsanto Co.	90,632	6,311,613
PPG Industries, Inc.	28,472	2,393,641
Praxair, Inc.	51,645	4,930,548
The Sherwin-Williams Co.	15,362	1,286,568
Sigma-Aldrich Corp.	20,411	1,358,556

		41,325,215

Coal — 0.3%
CONSOL Energy, Inc.	39,107	1,906,075

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Massey Energy Co.	16,836	$903,252
Peabody Energy Corp.	46,287	2,961,442

		5,770,769

Commercial Services — 1.4%
Apollo Group, Inc. Class A (a)	20,527	810,611
Automatic Data Processing, Inc.	83,441	3,861,650
DeVry, Inc.	10,305	494,434
Donnelley (R.R.) & Sons Co.	33,811	590,678
Equifax, Inc.	21,165	753,474
H&R Block, Inc.	55,463	660,564
Iron Mountain, Inc.	34,916	873,249
MasterCard, Inc. Class A	16,418	3,679,438
McKesson Corp.	42,511	2,991,924
Monster Worldwide, Inc. (a)	21,336	504,170
Moody’s Corp.	33,543	890,231
Paychex, Inc.	56,858	1,757,481
Quanta Services, Inc. (a)	34,723	691,682
Robert Half International, Inc.	25,374	776,444
SAIC, Inc. (a)	50,652	803,341
Total System Services, Inc.	25,992	399,757
Visa, Inc. Class A	82,884	5,833,376
Western Union Co.	114,093	2,118,707

		28,491,211

Computers — 6.2%
Apple, Inc. (a)	156,186	50,379,356
Cognizant Technology Solutions Corp. Class A (a)	51,512	3,775,315
Computer Sciences Corp.	25,444	1,262,022
Dell, Inc. (a)	282,399	3,826,506
EMC Corp. (a)	352,400	8,069,960
Hewlett-Packard Co.	385,727	16,239,107
International Business Machines Corp.	211,365	31,019,927
Lexmark International, Inc. Class A (a)	12,961	451,302
NetApp, Inc. (a)	61,286	3,368,279
SanDisk Corp. (a)	40,180	2,003,375
Teradata Corp. (a)	28,077	1,155,649
Western Digital Corp. (a)	39,270	1,331,253

		122,882,051

Cosmetics & Personal Care — 2.1%
Avon Products, Inc.	71,892	2,089,182
Colgate-Palmolive Co.	82,082	6,596,930
The Estee Lauder Cos., Inc. Class A	19,495	1,573,247
The Procter & Gamble Co.	476,828	30,674,345

		40,933,704

Distribution & Wholesale — 0.2%
Fastenal Co.	25,253	1,512,907
Genuine Parts Co.	26,629	1,367,133
W.W. Grainger, Inc.	9,844	1,359,555

		4,239,595

	Number of Shares	Value
Diversified Financial — 5.4%
American Express Co.	178,164	$7,646,799
Ameriprise Financial, Inc.	42,527	2,447,429
The Charles Schwab Corp.	170,774	2,921,943
Citigroup, Inc. (a)	4,950,713	23,416,872
CME Group, Inc.	11,521	3,706,882
Discover Financial Services	90,897	1,684,321
E*TRADE Financial Corp. (a)	35,601	569,616
Federated Investors, Inc. Class B	14,852	388,677
Franklin Resources, Inc.	24,692	2,745,997
The Goldman Sachs Group, Inc.	86,998	14,629,584
IntercontinentalExchange, Inc. (a)	12,196	1,453,153
Invesco Ltd.	77,509	1,864,867
Janus Capital Group, Inc.	31,664	410,682
JP Morgan Chase & Co.	665,309	28,222,408
Legg Mason, Inc.	26,737	969,751
Morgan Stanley	259,104	7,050,220
The NASDAQ OMX Group, Inc. (a)	25,428	602,898
NYSE Euronext	45,019	1,349,670
SLM Corp. (a)	84,954	1,069,571
T. Rowe Price Group, Inc.	44,282	2,857,960

		106,009,300

Electric — 3.0%
The AES Corp. (a)	110,450	1,345,281
Allegheny Energy, Inc.	28,289	685,725
Ameren Corp.	41,211	1,161,738
American Electric Power Co., Inc.	81,261	2,923,771
CenterPoint Energy, Inc.	71,698	1,127,093
CMS Energy Corp.	43,692	812,671
Consolidated Edison, Inc.	48,943	2,426,105
Constellation Energy Group, Inc.	32,549	996,976
Dominion Resources, Inc.	99,483	4,249,914
DTE Energy Co.	29,304	1,328,057
Duke Energy Corp.	227,856	4,058,115
Edison International	54,460	2,102,156
Entergy Corp.	31,530	2,233,270
Exelon Corp.	113,701	4,734,510
FirstEnergy Corp.	50,924	1,885,206
Integrys Energy Group, Inc.	12,932	627,331
NextEra Energy, Inc.	71,728	3,729,139
Northeast Utilities	27,275	869,527
NRG Energy, Inc. (a)	44,588	871,250
Pepco Holdings, Inc.	35,874	654,701
PG&E Corp.	66,396	3,176,385
Pinnacle West Capital Corp.	19,307	800,275
PPL Corp.	82,654	2,175,453
Progress Energy, Inc.	50,348	2,189,131
Public Service Enterprise Group, Inc.	87,756	2,791,518
SCANA Corp.	18,269	741,721
The Southern Co.	143,986	5,504,585
TECO Energy, Inc.	37,269	663,388
Wisconsin Energy Corp.	19,906	1,171,667

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Xcel Energy, Inc.	78,602	$1,851,077

		59,887,736

Electrical Components & Equipment — 0.4%
Emerson Electric Co.	127,746	7,303,239
Molex, Inc.	23,184	526,740

		7,829,979

Electronics — 0.4%
Agilent Technologies, Inc. (a)	58,510	2,424,069
Amphenol Corp. Class A	30,704	1,620,557
FLIR Systems, Inc. (a)	28,779	856,175
Jabil Circuit, Inc.	31,415	631,127
PerkinElmer, Inc.	20,079	518,440
Waters Corp. (a)	15,357	1,193,393

		7,243,761

Energy – Alternate Sources — 0.1%
First Solar, Inc. (a)	9,258	1,204,836

Engineering & Construction — 0.2%
Fluor Corp.	30,114	1,995,354
Jacobs Engineering Group, Inc. (a)	20,712	949,645

		2,944,999

Entertainment — 0.0%
International Game Technology	49,360	873,178

Environmental Controls — 0.3%
Republic Services, Inc.	50,992	1,522,621
Stericycle, Inc. (a)	14,369	1,162,740
Waste Management, Inc.	82,660	3,047,674

		5,733,035

Foods — 1.9%
Campbell Soup Co.	34,242	1,189,909
ConAgra Foods, Inc.	74,406	1,680,087
Dean Foods Co. (a)	30,209	267,048
General Mills, Inc.	109,206	3,886,641
H.J. Heinz Co.	54,967	2,718,668
The Hershey Co.	25,478	1,201,288
Hormel Foods Corp.	12,016	615,940
The J.M. Smucker Co.	19,798	1,299,739
Kellogg Co.	43,566	2,225,351
Kraft Foods, Inc. Class A	298,459	9,404,443
The Kroger Co.	108,094	2,416,982
McCormick & Co., Inc.	22,621	1,052,555
Safeway, Inc.	65,694	1,477,458
Sara Lee Corp.	110,488	1,934,645
SUPERVALU, Inc.	36,009	346,767
Sysco Corp.	98,820	2,905,308
Tyson Foods, Inc. Class A	53,279	917,464
Whole Foods Market, Inc. (a)	25,306	1,280,231

		36,820,524

Forest Products & Paper — 0.3%
International Paper Co.	72,820	1,983,617

	Number of Shares	Value
MeadWestvaco Corp.	30,419	$795,761
Plum Creek Timber Co., Inc.	27,433	1,027,366
Weyerhaeuser Co.	89,001	1,684,789

		5,491,533

Gas — 0.2%
Nicor, Inc.	7,862	392,471
NiSource, Inc.	46,359	816,846
Sempra Energy	41,667	2,186,684

		3,396,001

Hand & Machine Tools — 0.1%
Snap-on, Inc.	10,043	568,233
Stanley Black & Decker, Inc.	28,104	1,879,314

		2,447,547

Health Care – Products — 3.0%
Baxter International, Inc.	99,189	5,020,947
Becton, Dickinson & Co.	39,339	3,324,932
Boston Scientific Corp. (a)	253,982	1,922,644
C.R. Bard, Inc.	15,965	1,465,108
CareFusion Corp. (a)	37,999	976,574
Intuitive Surgical, Inc. (a)	6,780	1,747,545
Johnson & Johnson	466,503	28,853,211
Medtronic, Inc.	184,994	6,861,427
St. Jude Medical, Inc. (a)	57,462	2,456,501
Stryker Corp.	58,128	3,121,474
Varian Medical Systems, Inc. (a)	20,923	1,449,545
Zimmer Holdings, Inc. (a)	34,267	1,839,453

		59,039,361

Health Care – Services — 1.3%
Aetna, Inc.	68,400	2,086,884
CIGNA Corp.	44,787	1,641,892
Coventry Health Care, Inc. (a)	24,743	653,215
DaVita, Inc. (a)	16,414	1,140,609
Humana, Inc. (a)	28,617	1,566,495
Laboratory Corporation of America Holdings (a)	17,425	1,532,006
Quest Diagnostics, Inc.	24,843	1,340,777
Tenet Healthcare Corp. (a)	79,274	530,343
Thermo Fisher Scientific, Inc. (a)	67,389	3,730,655
UnitedHealth Group, Inc.	187,158	6,758,275
WellPoint, Inc. (a)	67,962	3,864,319

		24,845,470

Holding Company – Diversified — 0.1%
Leucadia National Corp.	31,815	928,362

Home Builders — 0.1%
D.R. Horton, Inc.	45,970	548,422
Lennar Corp. Class A	27,503	515,681
Pulte Group, Inc. (a)	53,055	398,974

		1,463,077

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Home Furnishing — 0.1%
Harman International Industries, Inc. (a)	11,461	$530,644
Whirlpool Corp.	12,527	1,112,774

		1,643,418

Household Products — 0.4%
Avery Dennison Corp.	18,538	784,899
The Clorox Co.	23,419	1,481,954
Fortune Brands, Inc.	25,338	1,526,615
Kimberly-Clark Corp.	70,001	4,412,863

		8,206,331

Housewares — 0.0%
Newell Rubbermaid, Inc.	47,075	855,823

Insurance — 3.9%
ACE Ltd.	57,994	3,610,126
Aflac, Inc.	79,923	4,510,055
The Allstate Corp.	90,395	2,881,793
American International Group, Inc. (a)	24,389	1,405,294
Aon Corp.	56,086	2,580,517
Assurant, Inc.	17,112	659,154
Berkshire Hathaway, Inc. Class B (a)	294,495	23,591,994
The Chubb Corp.	52,013	3,102,055
Cincinnati Financial Corp.	27,466	870,397
Genworth Financial, Inc. Class A (a)	80,890	1,062,895
The Hartford Financial Services Group, Inc.	75,871	2,009,823
Lincoln National Corp.	54,541	1,516,785
Loews Corp.	55,176	2,146,898
Marsh & McLennan Cos., Inc.	93,105	2,545,491
MetLife, Inc.	155,041	6,890,022
Principal Financial Group, Inc.	53,528	1,742,872
The Progressive Corp.	114,161	2,268,379
Prudential Financial, Inc.	82,525	4,845,043
Torchmark Corp.	14,063	840,124
The Travelers Cos., Inc.	78,185	4,355,686
Unum Group	55,391	1,341,570
XL Group PLC	52,851	1,153,209

		75,930,182

Internet — 3.0%
Akamai Technologies, Inc. (a)	31,325	1,473,841
Amazon.com, Inc. (a)	60,545	10,898,100
eBay, Inc. (a)	196,783	5,476,471
Expedia, Inc.	35,309	885,903
F5 Networks, Inc. (a)	13,781	1,793,735
Google, Inc. Class A (a)	42,503	25,245,507
McAfee, Inc. (a)	25,711	1,190,676
Netflix, Inc. (a)	7,391	1,298,599
Priceline.com, Inc. (a)	8,439	3,371,803
Symantec Corp. (a)	134,585	2,252,953
VeriSign, Inc.	29,311	957,590
Yahoo!, Inc. (a)	219,886	3,656,704

		58,501,882

	Number of Shares	Value
Iron & Steel — 0.3%
AK Steel Holding Corp.	17,897	$292,974
Allegheny Technologies, Inc.	16,415	905,780
Cliffs Natural Resources, Inc.	23,394	1,824,966
Nucor Corp.	52,676	2,308,262
United States Steel Corp.	24,809	1,449,342

		6,781,324

Leisure Time — 0.2%
Carnival Corp.	73,562	3,391,944
Harley-Davidson, Inc.	39,416	1,366,553

		4,758,497

Lodging — 0.3%
Marriott International, Inc. Class A	48,636	2,020,339
Starwood Hotels & Resorts Worldwide, Inc.	33,516	2,037,102
Wyndham Worldwide Corp.	29,437	881,933
Wynn Resorts Ltd.	12,789	1,328,010

		6,267,384

Machinery – Construction & Mining — 0.7%
Caterpillar, Inc.	108,655	10,176,627
Ingersoll-Rand PLC	55,233	2,600,922

		12,777,549

Machinery – Diversified — 0.9%
Cummins, Inc.	33,655	3,702,387
Deere & Co.	72,003	5,979,849
Eaton Corp.	28,897	2,933,334
Flowserve Corp.	9,295	1,108,150
Rockwell Automation, Inc.	23,674	1,697,663
Roper Industries, Inc.	16,428	1,255,592

		16,676,975

Manufacturing — 3.6%
3M Co.	122,325	10,556,648
Danaher Corp.	91,922	4,335,961
Dover Corp.	31,077	1,816,451
General Electric Co.	1,816,467	33,223,181
Honeywell International, Inc.	131,669	6,999,524
Illinois Tool Works, Inc.	85,771	4,580,171
ITT Corp.	30,681	1,598,787
Leggett & Platt, Inc.	24,917	567,111
Pall Corp.	19,720	977,718
Parker Hannifin Corp.	27,143	2,342,441
Textron, Inc.	45,569	1,077,251
Tyco International Ltd.	84,267	3,492,024

		71,567,268

Media — 2.9%
Cablevision Systems Corp. Class A	40,906	1,384,259
CBS Corp. Class B	114,033	2,172,329
Comcast Corp. Class A	474,029	10,414,417
DIRECTV Class A (a)	142,982	5,709,271

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Discovery Communications, Inc. Series A (a)	49,292	$2,055,476
Gannett Co., Inc.	39,373	594,139
The McGraw-Hill Cos., Inc.	52,525	1,912,435
Meredith Corp.	5,933	205,578
News Corp. Class A	391,066	5,693,921
Scripps Networks Interactive Class A	15,189	786,031
Time Warner Cable, Inc.	60,024	3,963,385
Time Warner, Inc.	190,233	6,119,796
Viacom, Inc. Class B	101,945	4,038,041
The Walt Disney Co.	321,826	12,071,693
The Washington Post Co. Class B	1,024	450,048

		57,570,819

Metal Fabricate & Hardware — 0.2%
Precision Castparts Corp.	24,098	3,354,683

Mining — 0.9%
Alcoa, Inc.	174,859	2,691,080
Freeport-McMoRan Copper & Gold, Inc.	79,752	9,577,418
Newmont Mining Corp.	83,549	5,132,415
Titanium Metals Corp. (a)	13,316	228,769
Vulcan Materials Co.	22,048	978,049

		18,607,731

Office Equipment/Supplies — 0.2%
Pitney Bowes, Inc.	34,507	834,379
Xerox Corp.	236,145	2,720,391

		3,554,770

Oil & Gas — 9.3%
Anadarko Petroleum Corp.	85,016	6,474,819
Apache Corp.	65,390	7,796,450
Cabot Oil & Gas Corp.	17,276	653,897
Chesapeake Energy Corp.	113,368	2,937,365
Chevron Corp.	343,105	31,308,331
ConocoPhillips	250,764	17,077,028
Denbury Resources, Inc. (a)	66,124	1,262,307
Devon Energy Corp.	73,899	5,801,810
Diamond Offshore Drilling, Inc.	11,619	776,962
EOG Resources, Inc.	43,094	3,939,223
EQT Corp.	24,570	1,101,719
Exxon Mobil Corp.	859,210	62,825,435
Helmerich & Payne, Inc.	17,396	843,358
Hess Corp.	51,598	3,949,311
Marathon Oil Corp.	120,721	4,470,299
Murphy Oil Corp.	33,474	2,495,487
Nabors Industries Ltd. (a)	47,321	1,110,151
Newfield Exploration Co. (a)	22,816	1,645,262
Noble Energy, Inc.	29,865	2,570,779
Occidental Petroleum Corp.	137,930	13,530,933
Pioneer Natural Resources Co.	20,479	1,777,987
QEP Resources, Inc.	28,996	1,052,845
Range Resources Corp.	26,917	1,210,727

	Number of Shares	Value
Rowan Cos., Inc. (a)	23,919	$835,012
Southwestern Energy Co. (a)	59,240	2,217,353
Sunoco, Inc.	19,511	786,488
Tesoro Corp. (a)	23,136	428,941
Valero Energy Corp.	95,546	2,209,023

		183,089,302

Oil & Gas Services — 2.0%
Baker Hughes, Inc.	73,105	4,179,413
Cameron International Corp. (a)	40,763	2,067,907
FMC Technologies, Inc. (a)	20,117	1,788,602
Halliburton Co.	154,448	6,306,112
National Oilwell Varco, Inc.	70,924	4,769,639
Schlumberger Ltd.	231,884	19,362,314

		38,473,987

Packaging & Containers — 0.2%
Ball Corp.	15,668	1,066,207
Bemis Co., Inc.	18,226	595,261
Owens-IIlinois, Inc. (a)	27,885	856,070
Sealed Air Corp.	26,365	670,989

		3,188,527

Pharmaceuticals — 5.1%
Abbott Laboratories	261,770	12,541,401
Allergan, Inc.	52,078	3,576,196
AmerisourceBergen Corp.	45,606	1,556,077
Bristol-Myers Squibb Co.	289,255	7,659,472
Cardinal Health, Inc.	57,667	2,209,223
Cephalon, Inc. (a)	12,793	789,584
DENTSPLY International, Inc.	25,163	859,820
Eli Lilly & Co.	171,043	5,993,347
Express Scripts, Inc. (a)	89,456	4,835,097
Forest Laboratories, Inc. (a)	47,279	1,511,982
Gilead Sciences, Inc. (a)	138,820	5,030,837
Hospira, Inc. (a)	29,167	1,624,310
King Pharmaceuticals, Inc. (a)	15,804	222,046
Mead Johnson Nutrition Co.	35,807	2,228,986
Medco Health Solutions, Inc. (a)	72,180	4,422,469
Merck & Co., Inc.	522,730	18,839,189
Mylan, Inc. (a)	74,606	1,576,425
Patterson Cos., Inc.	15,761	482,759
Pfizer, Inc.	1,360,353	23,819,781
Watson Pharmaceuticals, Inc. (a)	21,433	1,107,014

		100,886,015

Pipelines — 0.4%
El Paso Corp.	117,529	1,617,199
ONEOK, Inc.	17,390	964,623
Spectra Energy Corp.	110,508	2,761,595
The Williams Cos., Inc.	98,212	2,427,801

		7,771,218

Real Estate — 0.1%
CB Richard Ellis Group, Inc. Class A (a)	50,806	1,040,507

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 1.3%
Apartment Investment & Management Co. Class A	19,713	$509,384
AvalonBay Communities, Inc.	14,139	1,591,344
Boston Properties, Inc.	23,364	2,011,640
Equity Residential	49,554	2,574,330
HCP, Inc.	62,031	2,282,121
Health Care REIT, Inc.	25,647	1,221,823
Host Hotels & Resorts, Inc.	110,527	1,975,118
Kimco Realty Corp.	68,239	1,231,032
ProLogis	95,695	1,381,836
Public Storage	23,726	2,406,291
Simon Property Group, Inc.	49,981	4,972,610
Ventas, Inc.	27,807	1,459,311
Vornado Realty Trust	27,756	2,312,907

		25,929,747

Retail — 6.0%
Abercrombie & Fitch Co. Class A	14,650	844,279
AutoNation, Inc. (a)	11,083	312,541
AutoZone, Inc. (a)	4,520	1,232,107
Bed Bath & Beyond, Inc. (a)	44,469	2,185,651
Best Buy Co., Inc.	55,555	1,904,981
Big Lots, Inc. (a)	13,736	418,399
CarMax, Inc. (a)	37,582	1,198,114
Coach, Inc.	50,416	2,788,509
Costco Wholesale Corp.	73,195	5,285,411
CVS Caremark Corp.	230,195	8,003,880
Darden Restaurants, Inc.	24,136	1,120,876
Family Dollar Stores, Inc.	21,501	1,068,815
GameStop Corp. Class A (a)	27,582	631,076
The Gap, Inc.	76,332	1,689,990
The Home Depot, Inc.	279,415	9,796,290
J.C. Penney Co., Inc.	39,161	1,265,292
Kohl’s Corp. (a)	49,771	2,704,556
Limited Brands, Inc.	45,168	1,388,013
Lowe’s Cos., Inc.	233,459	5,855,152
Macy’s, Inc.	72,437	1,832,656
McDonald’s Corp.	179,790	13,800,680
Nordstrom, Inc.	28,697	1,216,179
O’Reilly Automotive, Inc. (a)	24,620	1,487,540
Polo Ralph Lauren Corp.	10,999	1,220,009
RadioShack Corp.	20,944	387,255
Ross Stores, Inc.	20,668	1,307,251
Sears Holdings Corp. (a)	7,970	587,787
Staples, Inc.	123,570	2,813,689
Starbucks Corp.	125,968	4,047,352
Target Corp.	121,067	7,279,759
Tiffany & Co.	22,144	1,378,907
The TJX Cos., Inc.	66,445	2,949,493
Urban Outfitters, Inc. (a)	21,610	773,854
Wal-Mart Stores, Inc.	333,717	17,997,358
Walgreen Co.	158,188	6,163,004

	Number of Shares	Value
Yum! Brands, Inc.	79,737	$3,911,100

		118,847,805

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	90,752	1,156,180
People’s United Financial, Inc.	61,903	867,261

		2,023,441

Semiconductors — 2.4%
Advanced Micro Devices, Inc. (a)	93,498	764,814
Altera Corp.	52,842	1,880,118
Analog Devices, Inc.	49,819	1,876,682
Applied Materials, Inc.	226,613	3,183,913
Broadcom Corp. Class A	78,360	3,412,578
Intel Corp.	950,048	19,979,509
KLA-Tencor Corp.	27,691	1,069,980
Linear Technology Corp.	40,385	1,396,917
LSI Corp. (a)	110,067	659,301
MEMC Electronic Materials, Inc. (a)	37,281	419,784
Microchip Technology, Inc.	31,017	1,061,092
Micron Technology, Inc. (a)	142,157	1,140,099
National Semiconductor Corp.	38,467	529,306
Novellus Systems, Inc. (a)	16,197	523,487
NVIDIA Corp. (a)	96,073	1,479,524
QLogic Corp. (a)	19,931	339,226
Teradyne, Inc. (a)	30,417	427,055
Texas Instruments, Inc.	202,619	6,585,117
Xilinx, Inc.	43,158	1,250,719

		47,979,221

Software — 4.0%
Adobe Systems, Inc. (a)	85,572	2,633,906
Autodesk, Inc. (a)	38,101	1,455,458
BMC Software, Inc. (a)	30,144	1,420,988
CA, Inc.	65,759	1,607,150
Cerner Corp. (a)	12,691	1,202,345
Citrix Systems, Inc. (a)	32,552	2,226,882
Compuware Corp. (a)	40,285	470,126
Dun & Bradstreet Corp.	8,020	658,362
Electronic Arts, Inc. (a)	53,851	882,080
Fidelity National Information Services, Inc.	43,393	1,188,534
Fiserv, Inc. (a)	25,318	1,482,622
Intuit, Inc. (a)	47,014	2,317,790
Microsoft Corp.	1,281,387	35,776,325
Novell, Inc. (a)	58,378	345,598
Oracle Corp.	658,955	20,625,292
Red Hat, Inc. (a)	33,615	1,534,525
Salesforce.com, Inc. (a)	20,475	2,702,700

		78,530,683

Telecommunications — 5.4%
American Tower Corp. Class A (a)	67,685	3,495,253
AT&T, Inc.	1,005,700	29,547,466

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CenturyLink, Inc.	52,243	$2,412,059
Cisco Systems, Inc. (a)	944,422	19,105,657
Corning, Inc.	264,012	5,100,712
Frontier Communications Corp.	168,476	1,639,272
Harris Corp.	21,747	985,139
JDS Uniphase Corp. (a)	37,430	541,986
Juniper Networks, Inc. (a)	89,241	3,294,778
MetroPCS Communications, Inc. (a)	42,232	533,390
Motorola, Inc. (a)	404,898	3,672,425
QUALCOMM, Inc.	275,439	13,631,476
Qwest Communications International, Inc.	296,231	2,254,318
Sprint Nextel Corp. (a)	509,810	2,156,496
Tellabs, Inc.	66,098	448,145
Verizon Communications, Inc.	480,571	17,194,830
Windstream Corp.	83,736	1,167,280

		107,180,682

Textiles — 0.0%
Cintas Corp.	21,924	612,995

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	23,277	1,098,209
Mattel, Inc.	63,010	1,602,344

		2,700,553

Transportation — 1.9%
C.H. Robinson Worldwide, Inc.	27,841	2,232,570
CSX Corp.	62,916	4,065,003
Expeditors International of Washington, Inc.	37,285	2,035,761
FedEx Corp.	53,138	4,942,365
Norfolk Southern Corp.	62,496	3,925,999
Ryder System, Inc.	8,537	449,388
Union Pacific Corp.	84,119	7,794,466
United Parcel Service, Inc. Class B	168,062	12,197,940

		37,643,492

TOTAL COMMON STOCK (Cost $1,725,441,657)		1,945,815,038

TOTAL EQUITIES (Cost $1,725,441,657)		1,945,815,038

TOTAL LONG-TERM INVESTMENTS (Cost $1,725,441,657)		1,945,815,038

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.3%
Repurchase Agreement — 1.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$22,422,624	$22,422,624

U.S Treasury Bills — 0.2%
U.S. Treasury Bill, 0.137%, due 5/05/11 (c)	500,000	499,530
U.S. Treasury Bill, 0.140%, due 5/05/11 (c)	305,000	304,853
U.S. Treasury Bill, 0.170%, due 5/05/11 (c)	1,520,000	1,519,110
U.S. Treasury Bill, 0.173%, due 5/05/11 (c)	110,000	109,934
U.S. Treasury Bill, 0.183%, due 5/05/11 (c)	300,000	299,811

		2,733,238

TOTAL SHORT-TERM INVESTMENTS (Cost $25,155,862)		25,155,862

TOTAL INVESTMENTS — 100.0% (Cost $1,750,597,519) (d)		1,970,970,900

Other Assets/(Liabilities) — 0.0%		753,562

NET ASSETS — 100.0%		$1,971,724,462

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $22,422,642. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 5/15/39, and an aggregate market value, including accrued interest, of $22,873,989.
(c)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 98.5%

COMMON STOCK — 98.5%
Advertising — 0.2%
Omnicom Group, Inc.	3,840	$175,873

Aerospace & Defense — 2.4%
The Boeing Co.	13,500	881,010
Raytheon Co.	17,890	829,023

		1,710,033

Agriculture — 0.9%
Philip Morris International, Inc.	11,020	645,001

Airlines — 0.6%
Southwest Airlines Co.	35,100	455,598

Auto Manufacturers — 2.1%
Ford Motor Co. (a)	54,060	907,667
General Motors Co. (a)	5,001	184,337
Paccar, Inc.	6,600	378,972

		1,470,976

Automotive & Parts — 1.6%
Autoliv, Inc.	3,260	257,344
Johnson Controls, Inc.	22,700	867,140

		1,124,484

Banks — 3.5%
Bank of America Corp.	57,040	760,913
Capital One Financial Corp.	13,510	574,986
Comerica, Inc.	6,870	290,189
Wells Fargo & Co.	26,960	835,490

		2,461,578

Beverages — 2.5%
Anheuser-Busch InBev NV Sponsored ADR (Belgium)	7,200	411,048
Dr. Pepper Snapple Group, Inc.	14,700	516,852
PepsiCo, Inc.	12,090	789,840

		1,717,740

Biotechnology — 0.7%
Dendreon Corp. (a)	4,070	142,124
Human Genome Sciences, Inc. (a)	13,510	322,754

		464,878

Chemicals — 1.3%
CF Industries Holdings, Inc.	1,240	167,586
E.I. du Pont de Nemours & Co.	8,010	399,539
Monsanto Co.	4,498	313,240

		880,365

Coal — 0.3%
Alpha Natural Resources, Inc. (a)	3,890	233,517

Commercial Services — 1.7%
Emergency Medical Services Corp. Class A (a)	3,160	204,168

	Number of Shares	Value
Iron Mountain, Inc.	2,400	$60,024
Paychex, Inc.	17,558	542,718
Western Union Co.	22,074	409,914

		1,216,824

Computers — 5.6%
Apple, Inc. (a)	3,930	1,267,661
EMC Corp. (a)	51,339	1,175,663
International Business Machines Corp.	5,590	820,388
NetApp, Inc. (a)	3,500	192,360
Teradata Corp. (a)	4,868	200,367
Western Digital Corp. (a)	7,120	241,368

		3,897,807

Diversified Financial — 6.6%
American Express Co.	12,940	555,385
The Charles Schwab Corp.	51,591	882,722
Citigroup, Inc. (a)	175,560	830,399
Invesco Ltd.	11,736	282,368
JP Morgan Chase & Co.	30,930	1,312,050
Morgan Stanley	26,200	712,902

		4,575,826

Electric — 2.1%
American Electric Power Co., Inc.	5,670	204,007
Entergy Corp.	4,050	286,862
Exelon Corp.	8,200	341,448
NextEra Energy, Inc.	4,790	249,032
Public Service Enterprise Group, Inc.	12,040	382,992

		1,464,341

Electrical Components & Equipment — 0.3%
Energizer Holdings, Inc. (a)	3,390	247,131

Electronics — 0.3%
Thomas & Betts Corp. (a)	3,880	187,404

Engineering & Construction — 1.0%
ABB Ltd. Sponsored ADR (Switzerland) (a)	32,300	725,135

Environmental Controls — 0.4%
Waste Management, Inc.	6,900	254,403

Foods — 3.2%
Kraft Foods, Inc. Class A	23,870	752,144
Nestle SA Sponsored ADR (Switzerland)	13,395	787,894
Unilever PLC Sponsored ADR (United Kingdom)	22,870	706,225

		2,246,263

Forest Products & Paper — 0.8%
International Paper Co.	19,400	528,456

Hand & Machine Tools — 0.3%
Stanley Black & Decker, Inc.	2,710	181,218

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care – Products — 2.2%
Covidien PLC	6,980	$318,707
Johnson & Johnson	5,700	352,545
Medtronic, Inc.	12,300	456,207
St. Jude Medical, Inc. (a)	4,050	173,137
Zimmer Holdings, Inc. (a)	4,010	215,257

		1,515,853

Health Care – Services — 0.5%
CIGNA Corp.	10,160	372,466

Home Builders — 0.4%
Toll Brothers, Inc. (a)	14,398	273,562

Household Products — 0.3%
The Clorox Co.	2,930	185,410

Housewares — 1.0%
Newell Rubbermaid, Inc.	38,470	699,385

Insurance — 4.2%
The Chubb Corp.	6,700	399,588
Genworth Financial, Inc. Class A (a)	29,350	385,659
Lincoln National Corp.	16,140	448,853
MetLife, Inc.	26,774	1,189,837
The Travelers Cos., Inc.	8,852	493,145

		2,917,082

Internet — 3.7%
Amazon.com, Inc. (a)	1,990	358,200
Google, Inc. Class A (a)	3,750	2,227,387

		2,585,587

Iron & Steel — 1.2%
Nucor Corp.	18,637	816,673

Leisure Time — 0.5%
Carnival Corp.	7,510	346,286

Machinery – Construction & Mining — 2.3%
Caterpillar, Inc.	6,780	635,015
Ingersoll-Rand PLC	20,540	967,228

		1,602,243

Machinery – Diversified — 0.5%
Cummins, Inc.	3,280	360,833

Manufacturing — 3.1%
Dover Corp.	8,350	488,058
General Electric Co.	63,441	1,160,336
Textron, Inc.	12,660	299,282
Tyco International Ltd.	4,820	199,741

		2,147,417

Media — 2.0%
DIRECTV Class A (a)	10,070	402,095
News Corp. Class A	43,970	640,203
Time Warner, Inc.	10,850	349,045

		1,391,343

	Number of Shares	Value
Oil & Gas — 8.5%
Anadarko Petroleum Corp.	11,618	$884,827
Apache Corp.	3,060	364,844
Chevron Corp.	9,850	898,812
Ensco PLC Sponsored ADR (United Kingdom)	10,180	543,408
Exxon Mobil Corp.	16,900	1,235,728
Hess Corp.	8,190	626,863
Newfield Exploration Co. (a)	5,990	431,939
Occidental Petroleum Corp.	6,920	678,852
Valero Energy Corp.	10,390	240,217

		5,905,490

Oil & Gas Services — 4.1%
Cameron International Corp. (a)	3,500	177,555
Halliburton Co.	32,487	1,326,444
Schlumberger Ltd.	15,912	1,328,652

		2,832,651

Pharmaceuticals — 6.6%
Abbott Laboratories	8,800	421,608
AmerisourceBergen Corp.	14,310	488,257
Amylin Pharmaceuticals, Inc. (a)	18,740	275,665
Gilead Sciences, Inc. (a)	6,560	237,734
Hospira, Inc. (a)	4,220	235,012
Merck & Co., Inc.	19,000	684,760
Pfizer, Inc.	128,640	2,252,487

		4,595,523

Retail — 5.4%
Lowe’s Cos., Inc.	44,800	1,123,584
Macy’s, Inc.	14,000	354,200
Staples, Inc.	33,100	753,687
Target Corp.	25,881	1,556,225

		3,787,696

Software — 6.3%
Allscripts Healthcare Solutions, Inc. (a)	13,020	250,895
Autodesk, Inc. (a)	11,300	431,660
BMC Software, Inc. (a)	7,870	370,992
Informatica Corp. (a)	5,860	258,016
Microsoft Corp.	46,357	1,294,287
Oracle Corp.	57,179	1,789,703

		4,395,553

Telecommunication — 4.8%
American Tower Corp. Class A (a)	8,300	428,612
AT&T, Inc.	30,150	885,807
Motorola, Inc. (a)	23,090	209,426
QUALCOMM, Inc.	36,680	1,815,293

		3,339,138

Toys, Games & Hobbies — 0.6%
Mattel, Inc.	16,190	411,712

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Transportation — 1.9%
Norfolk Southern Corp.	4,810	$302,164
United Parcel Service, Inc. Class B	13,900	1,008,862

		1,311,026

TOTAL COMMON STOCK (Cost $61,536,762)		68,657,780

TOTAL EQUITIES (Cost $61,536,762)		68,657,780

MUTUAL FUNDS — 0.6%
Diversified Financial — 0.6%
S&P 500 SPDR ETF Trust	3,090	388,660

TOTAL MUTUAL FUNDS (Cost $382,320)		388,660

TOTAL LONG-TERM INVESTMENTS (Cost $61,919,082)		69,046,440

	Principal Amount

SHORT-TERM INVESTMENTS — 1.0%
Repurchase Agreement — 1.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$720,141	720,141

TOTAL SHORT-TERM INVESTMENTS (Cost $720,141)		720,141

TOTAL INVESTMENTS — 100.1% (Cost $62,639,223) (c)		69,766,581

Other Assets/(Liabilities) — (0.1)%		(96,251)

NET ASSETS — 100.0%		$69,670,330

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $720,142. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates ranging from 12/15/17 - 5/15/39, and an aggregate market value, including accrued interest, of $738,663.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 100.0%

COMMON STOCK — 100.0%
Advertising — 0.6%
Omnicom Group, Inc.	71,800	$3,288,440

Aerospace & Defense — 0.9%
United Technologies Corp.	59,800	4,707,456

Apparel — 1.0%
Nike, Inc. Class B	61,800	5,278,956

Auto Manufacturers — 0.3%
General Motors Co. (a)	48,100	1,772,966

Automotive & Parts — 0.6%
Johnson Controls, Inc.	79,000	3,017,800

Banks — 2.1%
Bank of New York Mellon Corp.	500	15,100
Northern Trust Corp.	43,300	2,399,253
PNC Financial Services Group, Inc.	1,800	109,296
State Street Corp.	31,800	1,473,612
U.S. Bancorp	134,600	3,630,162
Wells Fargo & Co.	121,800	3,774,582

		11,402,005

Beverages — 0.4%
The Coca-Cola Co.	2,200	144,694
InBev NV	8,600	492,436
PepsiCo, Inc.	22,700	1,482,991

		2,120,121

Biotechnology — 1.4%
Amgen, Inc. (a)	400	21,960
Celgene Corp. (a)	116,300	6,877,982
Life Technologies Corp. (a)	4,600	255,300
Vertex Pharmaceuticals, Inc. (a)	13,500	472,905

		7,628,147

Chemicals — 3.3%
Air Products & Chemicals, Inc.	22,900	2,082,755
Monsanto Co.	8,400	584,976
The Mosaic Co.	57,700	4,405,972
Praxair, Inc.	106,600	10,177,102
The Sherwin-Williams Co.	400	33,500

		17,284,305

Coal — 0.9%
Peabody Energy Corp.	72,400	4,632,152

Commercial Services — 4.4%
Automatic Data Processing, Inc.	4,500	208,260
MasterCard, Inc. Class A	31,000	6,947,410
McKesson Corp.	92,100	6,481,998
Visa, Inc. Class A	99,800	7,023,924
Western Union Co.	138,500	2,571,945

		23,233,537

	Number of Shares	Value
Computers — 9.5%
Accenture PLC Class A	90,700	$4,398,043
Apple, Inc. (a)	119,900	38,674,944
EMC Corp. (a)	172,900	3,959,410
Hewlett-Packard Co.	500	21,050
International Business Machines Corp.	13,500	1,981,260
NetApp, Inc. (a)	25,000	1,374,000

		50,408,707

Cosmetics & Personal Care — 0.7%
The Procter & Gamble Co.	57,500	3,698,975

Distribution & Wholesale — 1.7%
Fastenal Co.	93,400	5,595,594
W.W. Grainger, Inc.	23,600	3,259,396

		8,854,990

Diversified Financial — 8.3%
American Express Co.	154,500	6,631,140
Ameriprise Financial, Inc.	63,600	3,660,180
BlackRock, Inc.	1,800	343,044
The Charles Schwab Corp.	58,000	992,380
CME Group, Inc.	900	289,575
Credit Suisse Group	10,700	432,074
Franklin Resources, Inc.	98,800	10,987,548
The Goldman Sachs Group, Inc.	22,400	3,766,784
IntercontinentalExchange, Inc. (a)	39,100	4,658,765
Invesco Ltd.	163,900	3,943,434
JP Morgan Chase & Co.	159,900	6,782,958
NYSE Euronext	41,900	1,256,162
TD Ameritrade Holding Corp.	12,000	227,880

		43,971,924

Electrical Components & Equipment — 1.2%
Emerson Electric Co.	109,500	6,260,115

Engineering & Construction — 0.2%
McDermott International, Inc. (a)	44,600	922,774

Foods — 0.0%
Whole Foods Market, Inc. (a)	1,700	86,003

Hand & Machine Tools — 0.2%
Stanley Black & Decker, Inc.	19,800	1,324,026

Health Care – Products — 1.0%
Edwards Lifesciences Corp. (a)	11,400	921,576
Intuitive Surgical, Inc. (a)	100	25,775
St. Jude Medical, Inc. (a)	22,100	944,775
Stryker Corp.	65,800	3,533,460

		5,425,586

Health Care – Services — 0.0%
Thermo Fisher Scientific, Inc. (a)	3,600	199,296

Insurance — 0.3%
Prudential Financial, Inc.	24,600	1,444,266

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Internet — 14.8%
Akamai Technologies, Inc. (a)	27,600	$1,298,580
Amazon.com, Inc. (a)	137,800	24,804,000
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	74,400	7,181,832
eBay, Inc. (a)	104,500	2,908,235
Google, Inc. Class A (a)	48,000	28,510,560
Liberty Media Corp. - Interactive Class A (a)	217,000	3,422,090
Priceline.com, Inc. (a)	12,200	4,874,510
Tencent Holdings Ltd.	257,600	5,665,119

		78,664,926

Leisure Time — 1.3%
Carnival Corp.	147,300	6,792,003

Lodging — 3.4%
Las Vegas Sands Corp. (a)	86,700	3,983,865
Marriott International, Inc. Class A	190,390	7,908,800
Starwood Hotels & Resorts Worldwide, Inc.	78,500	4,771,230
Wynn Resorts Ltd.	13,900	1,443,376

		18,107,271

Machinery – Construction & Mining — 0.1%
Joy Global, Inc.	6,600	572,550

Machinery – Diversified — 1.5%
Cummins, Inc.	7,200	792,072
Deere & Co.	23,900	1,984,895
Eaton Corp.	9,000	913,590
Rockwell Automation, Inc.	52,400	3,757,604
Roper Industries, Inc.	4,300	328,649

		7,776,810

Manufacturing — 4.7%
3M Co.	57,700	4,979,510
Danaher Corp.	378,000	17,830,260
Honeywell International, Inc.	38,900	2,067,924
Illinois Tool Works, Inc.	5,900	315,060

		25,192,754

Media — 2.4%
Discovery Communications, Inc. Series C (a)	119,400	4,380,786
Time Warner, Inc.	58,833	1,892,658
The Walt Disney Co.	170,600	6,399,206

		12,672,650

Metal Fabricate & Hardware — 1.4%
Precision Castparts Corp.	53,000	7,378,130

Mining — 0.6%
Freeport-McMoRan Copper & Gold, Inc.	26,500	3,182,385

Oil & Gas — 2.1%
Concho Resources, Inc. (a)	13,800	1,209,846

	Number of Shares	Value
EOG Resources, Inc.	36,800	$3,363,888
Exxon Mobil Corp.	2,200	160,864
Occidental Petroleum Corp.	28,600	2,805,660
Range Resources Corp.	20,800	935,584
Suncor Energy, Inc.	63,600	2,435,244
Ultra Petroleum Corp. (a)	8,500	406,045

		11,317,131

Oil & Gas Services — 5.1%
Cameron International Corp. (a)	91,200	4,626,576
FMC Technologies, Inc. (a)	50,000	4,445,500
Halliburton Co.	43,900	1,792,437
National Oilwell Varco, Inc.	7,600	511,100
Schlumberger Ltd.	186,300	15,556,050

		26,931,663

Pharmaceuticals — 3.3%
Allergan, Inc.	69,600	4,779,432
Cardinal Health, Inc.	29,500	1,130,145
Express Scripts, Inc. (a)	189,000	10,215,450
Medco Health Solutions, Inc. (a)	1,800	110,286
Shire PLC Sponsored ADR (United Kingdom)	14,700	1,063,986

		17,299,299

Retail — 7.1%
Bed Bath & Beyond, Inc. (a)	85,900	4,221,985
CarMax, Inc. (a)	26,800	854,384
Coach, Inc.	90,700	5,016,617
Costco Wholesale Corp.	10,000	722,100
Dollar Tree, Inc. (a)	8,600	482,288
Kohl’s Corp. (a)	49,800	2,706,132
Lowe’s Cos., Inc.	113,600	2,849,088
McDonald’s Corp.	62,200	4,774,472
O’Reilly Automotive, Inc. (a)	70,700	4,271,694
Polo Ralph Lauren Corp.	19,700	2,185,124
Starbucks Corp.	278,300	8,941,779
Target Corp.	7,300	438,949
Tiffany & Co.	500	31,135

		37,495,747

Semiconductors — 3.1%
Altera Corp.	58,800	2,092,104
Broadcom Corp. Class A	145,900	6,353,945
Intel Corp.	4,500	94,635
Marvell Technology Group Ltd. (a)	186,300	3,455,865
Xilinx, Inc.	148,200	4,294,836

		16,291,385

Software — 1.2%
Autodesk, Inc. (a)	30,100	1,149,820
Cerner Corp. (a)	5,800	549,492
Fiserv, Inc. (a)	48,000	2,810,880
Intuit, Inc. (a)	27,400	1,350,820
Microsoft Corp.	400	11,168

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Salesforce.com, Inc. (a)	3,500	$462,000

		6,334,180

Telecommunications — 5.5%
American Tower Corp. Class A (a)	160,700	8,298,548
Corning, Inc.	140,800	2,720,256
Juniper Networks, Inc. (a)	224,500	8,288,540
QUALCOMM, Inc.	202,000	9,996,980

		29,304,324

Toys, Games & Hobbies — 0.2%
Mattel, Inc.	43,900	1,116,377

Transportation — 3.2%
CSX Corp.	9,800	633,178
Expeditors International of Washington, Inc.	97,400	5,318,040
FedEx Corp.	51,700	4,808,617
Union Pacific Corp.	66,800	6,189,688

		16,949,523

TOTAL COMMON STOCK (Cost $403,253,092)		530,341,655

TOTAL EQUITIES (Cost $403,253,092)		530,341,655

MUTUAL FUNDS — 0.0%
Diversified Financial — 0.0%
T. Rowe Price Reserve Investment Fund	1,599	1,599

TOTAL MUTUAL FUNDS (Cost $1,599)		1,599

TOTAL LONG-TERM INVESTMENTS (Cost $403,254,691)		530,343,254

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$3,649,008	$3,649,008

TOTAL SHORT-TERM INVESTMENTS (Cost $3,649,008)		3,649,008

TOTAL INVESTMENTS — 100.7% (Cost $406,903,699) (c)		533,992,262

Other Assets/(Liabilities) — (0.7)%		(3,596,755)

NET ASSETS — 100.0%		$530,395,507

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $3,649,011. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $3,725,252.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 99.3%

COMMON STOCK — 99.3%
Apparel — 1.0%
Nike, Inc. Class B	8,450	$721,799

Auto Manufacturers — 2.3%
Ford Motor Co. (a)	37,320	626,603
Paccar, Inc.	16,830	966,378

		1,592,981

Automotive & Parts — 0.8%
TRW Automotive Holdings Corp. (a)	10,590	558,093

Banks — 1.5%
Bank of America Corp.	27,050	360,847
Comerica, Inc.	6,340	267,802
PNC Financial Services Group, Inc.	6,200	376,464

		1,005,113

Beverages — 4.1%
Anheuser-Busch InBev NV Sponsored ADR (Belgium)	13,820	788,984
The Coca-Cola Co.	21,250	1,397,612
Coca-Cola Enterprises, Inc.	26,630	666,549

		2,853,145

Biotechnology — 1.6%
Alexion Pharmaceuticals, Inc. (a)	1,860	149,823
Amgen, Inc. (a)	2,960	162,504
Celgene Corp. (a)	13,890	821,455

		1,133,782

Chemicals — 2.8%
Albemarle Corp.	9,750	543,855
E.I. du Pont de Nemours & Co.	8,490	423,481
FMC Corp.	3,160	252,452
Praxair, Inc.	7,520	717,935

		1,937,723

Coal — 1.0%
Walter Energy, Inc.	5,210	666,046

Commercial Services — 1.8%
Manpower, Inc.	6,390	401,036
McKesson Corp.	3,410	239,996
Visa, Inc. Class A	8,760	616,529

		1,257,561

Computers — 8.9%
Apple, Inc. (a)	10,110	3,261,082
Cognizant Technology Solutions Corp. Class A (a)	3,580	262,378
EMC Corp. (a)	51,110	1,170,419
Hewlett-Packard Co.	21,050	886,205

	Number of Shares	Value
NetApp, Inc. (a)	6,330	$347,897
Teradata Corp. (a)	6,670	274,537

		6,202,518

Diversified Financial — 7.7%
American Express Co.	24,240	1,040,381
Ameriprise Financial, Inc.	14,750	848,862
BlackRock, Inc.	820	156,276
The Charles Schwab Corp.	10,790	184,617
Discover Financial Services	17,170	318,160
Franklin Resources, Inc.	5,890	655,027
IntercontinentalExchange, Inc. (a)	5,910	704,176
JP Morgan Chase & Co.	22,130	938,755
T. Rowe Price Group, Inc.	7,320	472,433

		5,318,687

Electric — 0.8%
The AES Corp. (a)	42,840	521,791

Electrical Components & Equipment — 1.9%
AMETEK, Inc.	8,100	317,925
Emerson Electric Co.	17,550	1,003,334

		1,321,259

Electronics — 1.2%
Agilent Technologies, Inc. (a)	11,620	481,417
Amphenol Corp. Class A	3,900	205,842
Trimble Navigation Ltd. (a)	4,270	170,501

		857,760

Foods — 0.3%
The J.M. Smucker Co.	3,060	200,889

Health Care – Products — 0.8%
ResMed, Inc. (a)	4,560	157,958
Varian Medical Systems, Inc. (a)	5,630	390,047

		548,005

Home Furnishing — 0.4%
Whirlpool Corp.	3,420	303,799

Household Products — 0.2%
Church & Dwight Co., Inc.	2,220	153,224

Insurance — 0.7%
Lincoln National Corp.	2,860	79,537
MetLife, Inc.	8,380	372,407

		451,944

Internet — 6.1%
Amazon.com, Inc. (a)	7,320	1,317,600
Check Point Software Technologies Ltd. (a)	18,400	851,184
F5 Networks, Inc. (a)	900	117,144
Google, Inc. Class A (a)	2,860	1,698,754
Priceline.com, Inc. (a)	600	239,730

		4,224,412

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Lodging — 1.7%
Marriott International, Inc. Class A	29,010	$1,205,075

Machinery – Diversified — 5.5%
Cummins, Inc.	11,060	1,216,710
Deere & Co.	19,160	1,591,238
Flowserve Corp.	5,700	679,554
Rockwell Automation, Inc.	4,290	307,636

		3,795,138

Manufacturing — 0.4%
3M Co.	3,530	304,639

Media — 2.5%
CBS Corp. Class B	18,270	348,044
Scripps Networks Interactive Class A	7,010	362,767
The Walt Disney Co.	26,950	1,010,894

		1,721,705

Metal Fabricate & Hardware — 1.6%
Precision Castparts Corp.	8,100	1,127,601

Mining — 2.2%
Freeport-McMoRan Copper & Gold, Inc.	6,350	762,572
Goldcorp, Inc.	6,050	278,179
Yamana Gold, Inc.	38,470	492,416

		1,533,167

Oil & Gas — 6.2%
Chevron Corp.	14,820	1,352,325
Concho Resources, Inc. (a)	4,280	375,228
Continental Resources, Inc. (a)	6,620	389,587
Devon Energy Corp.	6,020	472,630
Noble Energy, Inc.	2,240	192,819
Occidental Petroleum Corp.	9,840	965,304
Whiting Petroleum Corp. (a)	4,490	526,183

		4,274,076

Oil & Gas Services — 3.9%
Halliburton Co.	34,980	1,428,233
Schlumberger Ltd.	15,330	1,280,055

		2,708,288

Packaging & Containers — 0.5%
Packaging Corporation of America	13,680	353,491

Pharmaceuticals — 5.3%
Abbott Laboratories	4,130	197,868
Allergan, Inc.	9,280	637,258
AmerisourceBergen Corp.	11,500	392,380
Express Scripts, Inc. (a)	12,760	689,678
Merck & Co., Inc.	8,610	310,304
Perrigo Co.	3,540	224,188
Shire PLC Sponsored ADR (United Kingdom)	7,980	577,593
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	11,800	615,134

		3,644,403

	Number of Shares	Value
Real Estate — 0.7%
CB Richard Ellis Group, Inc. Class A (a)	22,350	$457,728

Real Estate Investment Trusts (REITS) — 0.5%
Host Hotels & Resorts, Inc.	21,060	376,342

Retail — 6.9%
Costco Wholesale Corp.	8,720	629,671
Darden Restaurants, Inc.	7,040	326,938
Kohl’s Corp. (a)	12,790	695,009
Limited Brands, Inc.	20,220	621,361
McDonald’s Corp.	8,210	630,200
Target Corp.	15,350	922,995
Tiffany & Co.	10,450	650,721
Wal-Mart Stores, Inc.	5,670	305,783

		4,782,678

Semiconductors — 2.0%
Broadcom Corp. Class A	17,100	744,705
Marvell Technology Group Ltd. (a)	33,470	620,869

		1,365,574

Software — 4.8%
Autodesk, Inc. (a)	21,900	836,580
Citrix Systems, Inc. (a)	4,360	298,268
Intuit, Inc. (a)	6,470	318,971
Microsoft Corp.	12,230	341,461
Oracle Corp.	48,470	1,517,111

		3,312,391

Telecommunications — 4.6%
American Tower Corp. Class A (a)	21,260	1,097,867
Cisco Systems, Inc. (a)	44,000	890,120
Juniper Networks, Inc. (a)	25,770	951,428
QUALCOMM, Inc.	5,670	280,608

		3,220,023

Transportation — 4.1%
CSX Corp.	9,510	614,441
Expeditors International of Washington, Inc.	11,710	639,366
FedEx Corp.	12,960	1,205,410
United Continental Holdings, Inc. (a)	14,710	350,392

		2,809,609

TOTAL COMMON STOCK (Cost $55,892,348)		68,822,459

TOTAL EQUITIES (Cost $55,892,348)		68,822,459

TOTAL LONG-TERM INVESTMENTS (Cost $55,892,348)		68,822,459

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.8%
Repurchase Agreement — 0.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$549,367	$549,367

TOTAL SHORT-TERM INVESTMENTS (Cost $549,367)		549,367

TOTAL INVESTMENTS — 100.1% (Cost $56,441,715) (c)		69,371,826

Other Assets/(Liabilities) — (0.1)%		(42,545)

NET ASSETS — 100.0%		$69,329,281

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $549,368. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates ranging from 12/15/17 - 12/25/38, and an aggregate market value, including accrued interest, of $564,213.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 99.4%

COMMON STOCK — 99.4%
Apparel — 3.3%
Nike, Inc. Class B	130,400	$11,138,768

Banks — 1.4%
Bank of New York Mellon Corp.	159,600	4,819,920

Biotechnology — 3.3%
Alexion Pharmaceuticals, Inc. (a)	51,600	4,156,380
Illumina, Inc. (a)	111,100	7,037,074

		11,193,454

Chemicals — 2.4%
Praxair, Inc.	33,200	3,169,604
Syngenta AG Sponsored ADR (Switzerland)	87,400	5,137,372

		8,306,976

Commercial Services — 8.0%
Apollo Group, Inc. Class A (a)	124,200	4,904,658
MasterCard, Inc. Class A	28,500	6,387,135
Visa, Inc. Class A	225,460	15,867,875

		27,159,668

Computers — 7.3%
Apple, Inc. (a)	64,300	20,740,608
Teradata Corp. (a)	100,000	4,116,000

		24,856,608

Cosmetics & Personal Care — 1.1%
The Procter & Gamble Co.	59,900	3,853,367

Distribution & Wholesale — 1.3%
W.W. Grainger, Inc.	31,100	4,295,221

Diversified Financial — 6.3%
The Charles Schwab Corp.	303,600	5,194,596
CME Group, Inc.	16,800	5,405,400
IntercontinentalExchange, Inc. (a)	92,560	11,028,524

		21,628,520

Health Care – Products — 3.1%
Intuitive Surgical, Inc. (a)	21,500	5,541,625
Varian Medical Systems, Inc. (a)	73,200	5,071,296

		10,612,921

Internet — 14.2%
Amazon.com, Inc. (a)	75,700	13,626,000
F5 Networks, Inc. (a)	26,300	3,423,208
Google, Inc. Class A (a)	26,300	15,621,411
Netflix, Inc. (a)	18,200	3,197,740
Priceline.com, Inc. (a)	19,700	7,871,135
VeriSign, Inc.	142,200	4,645,674

		48,385,168

Lodging — 1.4%
Las Vegas Sands Corp. (a)	107,300	4,930,435

Oil & Gas — 2.7%
EOG Resources, Inc.	68,000	6,215,880

	Number of Shares	Value
Southwestern Energy Co. (a)	82,000	$3,069,260

		9,285,140

Oil & Gas Services — 6.5%
FMC Technologies, Inc. (a)	86,750	7,712,943
National Oilwell Varco, Inc.	101,400	6,819,150
Schlumberger Ltd.	90,800	7,581,800

		22,113,893

Pharmaceuticals — 8.9%
Allergan, Inc.	197,100	13,534,857
Medco Health Solutions, Inc. (a)	130,800	8,014,116
Novo Nordisk A/S Sponsored ADR (Denmark)	50,500	5,684,785
Perrigo Co.	48,400	3,065,172

		30,298,930

Retail — 6.8%
Lowe’s Cos., Inc.	187,300	4,697,484
Staples, Inc.	423,200	9,636,264
Starbucks Corp.	148,350	4,766,485
Walgreen Co.	109,500	4,266,120

		23,366,353

Semiconductors — 2.5%
ASML Holding NV	93,900	3,600,126
Cree, Inc. (a)	73,400	4,836,326

		8,436,452

Software — 7.6%
Adobe Systems, Inc. (a)	166,400	5,121,792
Intuit, Inc. (a)	161,200	7,947,160
Salesforce.com, Inc. (a)	97,050	12,810,600

		25,879,552

Telecommunications — 8.8%
Crown Castle International Corp. (a)	163,500	7,166,205
Polycom, Inc. (a)	92,400	3,601,752
QUALCOMM, Inc.	390,000	19,301,100

		30,069,057

Transportation — 2.5%
C.H. Robinson Worldwide, Inc.	44,800	3,592,512
Expeditors International of Washington, Inc.	93,200	5,088,720

		8,681,232

TOTAL COMMON STOCK (Cost $253,450,361)		339,311,635

TOTAL EQUITIES (Cost $253,450,361)		339,311,635

TOTAL LONG-TERM INVESTMENTS (Cost $253,450,361)		339,311,635

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.0%
Repurchase Agreement — 1.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$3,239,547	$3,239,547

TOTAL SHORT-TERM INVESTMENTS (Cost $3,239,547)		3,239,547

TOTAL INVESTMENTS — 100.4% (Cost $256,689,908) (c)		342,551,182

Other Assets/(Liabilities) — (0.4)%		(1,246,696)

NET ASSETS — 100.0%		$341,304,486

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $3,239,550. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates ranging from 12/15/17 - 8/15/39, and an aggregate market value, including accrued interest, of $3,308,486.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select NASDAQ-100 Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 97.6%

COMMON STOCK — 97.6%
Auto Manufacturers — 1.1%
Paccar, Inc.	9,600	$551,232

Biotechnology — 5.6%
Amgen, Inc. (a)	10,352	568,325
Biogen Idec, Inc. (a)	6,090	408,334
Celgene Corp. (a)	10,968	648,648
Genzyme Corp. (a)	7,632	543,398
Illumina, Inc. (a)	2,882	182,546
Life Technologies Corp. (a)	4,427	245,699
Vertex Pharmaceuticals, Inc. (a)	4,973	174,204

		2,771,154

Chemicals — 0.4%
Sigma-Aldrich Corp.	2,738	182,241

Commercial Services — 1.6%
Apollo Group, Inc. Class A (a)	3,533	139,518
Automatic Data Processing, Inc.	8,175	378,339
Paychex, Inc.	8,061	249,166

		767,023

Computers — 24.4%
Apple, Inc. (a)	30,051	9,693,251
Cognizant Technology Solutions Corp. Class A (a)	6,959	510,025
Dell, Inc. (a)	16,802	227,667
NetApp, Inc. (a)	8,771	482,054
Research In Motion Ltd. (a)	12,284	714,069
SanDisk Corp. (a)	5,599	279,166
Seagate Technology PLC (a)	11,035	165,856

		12,072,088

Distribution & Wholesale — 0.4%
Fastenal Co.	3,311	198,362

Electronics — 0.8%
Flextronics International Ltd. (a)	19,522	153,247
FLIR Systems, Inc. (a)	3,945	117,364
Garmin Ltd.	4,197	130,065

		400,676

Energy – Alternate Sources — 0.5%
First Solar, Inc. (a)	1,763	229,437

Environmental Controls — 0.3%
Stericycle, Inc. (a)	2,106	170,418

Foods — 0.4%
Whole Foods Market, Inc. (a)	4,259	215,463

Health Care – Products — 1.0%
Henry Schein, Inc. (a)	2,144	131,620
Intuitive Surgical, Inc. (a)	923	237,903
QIAGEN NV (a)	5,506	107,643

		477,166

	Number of Shares	Value
Internet — 14.5%
Akamai Technologies, Inc. (a)	4,284	$201,562
Amazon.com, Inc. (a)	7,000	1,260,000
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	6,441	621,750
Check Point Software Technologies Ltd. (a)	4,825	223,204
Ctrip.com International Ltd. ADR (Cayman Islands) (a)	3,591	145,256
eBay, Inc. (a)	22,838	635,582
Expedia, Inc.	6,378	160,024
F5 Networks, Inc. (a)	1,824	237,412
Google, Inc. Class A (a)	3,549	2,107,999
Liberty Media Corp. - Interactive Class A (a)	12,891	203,291
Netflix, Inc. (a)	1,170	205,569
Priceline.com, Inc. (a)	1,217	486,252
Symantec Corp. (a)	19,066	319,165
VeriSign, Inc.	3,815	124,636
Yahoo!, Inc. (a)	14,722	244,827

		7,176,529

Lodging — 0.7%
Wynn Resorts Ltd.	3,173	329,484

Machinery – Construction & Mining — 0.4%
Joy Global, Inc.	2,382	206,639

Media — 3.6%
Comcast Corp. Class A	34,038	747,815
DIRECTV Class A (a)	14,259	569,362
News Corp. Class A	33,533	488,240

		1,805,417

Pharmaceuticals — 5.5%
Cephalon, Inc. (a)	1,714	105,788
DENTSPLY International, Inc.	3,194	109,139
Express Scripts, Inc. (a)	11,032	596,279
Gilead Sciences, Inc. (a)	18,786	680,805
Mylan, Inc. (a)	10,374	219,203
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	17,027	887,617
Warner Chilcott PLC Class A	5,910	133,330

		2,732,161

Retail — 5.5%
Bed Bath & Beyond, Inc. (a)	8,184	402,243
Costco Wholesale Corp.	5,349	386,251
Dollar Tree, Inc. (a)	3,099	173,792
O’Reilly Automotive, Inc. (a)	3,261	197,030
Ross Stores, Inc.	2,863	181,085
Sears Holdings Corp. (a)	2,702	199,272
Staples, Inc.	11,410	259,806
Starbucks Corp.	24,200	777,546
Urban Outfitters, Inc. (a)	3,810	136,436

		2,713,461

The accompanying notes are an integral part of the financial statements.

MassMutual Select NASDAQ-100 Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Semiconductors — 7.6%
Altera Corp.	10,325	$367,364
Applied Materials, Inc.	16,229	228,017
Broadcom Corp. Class A	9,781	425,963
Intel Corp.	45,872	964,688
KLA-Tencor Corp.	4,755	183,733
Lam Research Corp. (a)	2,982	154,408
Linear Technology Corp.	7,077	244,793
Marvell Technology Group Ltd. (a)	14,583	270,515
Maxim Integrated Products, Inc.	6,844	161,655
Microchip Technology, Inc.	3,675	125,722
Micron Technology, Inc. (a)	23,958	192,143
NVIDIA Corp. (a)	13,237	203,850
Xilinx, Inc.	8,048	233,231

		3,756,082

Software — 13.0%
Activision Blizzard, Inc.	25,305	314,794
Adobe Systems, Inc. (a)	11,710	360,434
Autodesk, Inc. (a)	5,559	212,354
BMC Software, Inc. (a)	4,854	228,818
CA, Inc.	11,544	282,135
Cerner Corp. (a)	1,935	183,322
Citrix Systems, Inc. (a)	5,240	358,468
Electronic Arts, Inc. (a)	7,806	127,862
Fiserv, Inc. (a)	4,369	255,849
Infosys Technologies Ltd. Sponsored ADR (India)	2,644	201,156
Intuit, Inc. (a)	9,264	456,715
Microsoft Corp.	69,156	1,930,835
Oracle Corp.	49,232	1,540,962

		6,453,704

Telecommunications — 8.6%
Cisco Systems, Inc. (a)	46,509	940,877
Millicom International Cellular SA	2,451	234,316
NII Holdings, Inc. (a)	3,879	173,236
QUALCOMM, Inc.	45,824	2,267,830
Virgin Media, Inc.	7,753	211,192
Vodafone Group PLC Sponsored ADR (United Kingdom)	17,136	452,904

		4,280,355

Toys, Games & Hobbies — 0.5%
Mattel, Inc.	9,639	245,120

Transportation — 1.2%
C.H. Robinson Worldwide, Inc.	3,855	309,132
Expeditors International of Washington, Inc.	4,896	267,322

		576,454

TOTAL COMMON STOCK (Cost $35,600,277)		48,310,666

		Value
TOTAL EQUITIES (Cost $35,600,277)		$48,310,666

TOTAL LONG-TERM INVESTMENTS (Cost $35,600,277)		48,310,666

	Principal Amount
SHORT-TERM INVESTMENTS — 3.3%
Repurchase Agreement — 3.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$1,469,964	1,469,964

U.S. Treasury Bills — 0.3%
U.S. Treasury Bill (c) 0.170% 5/05/11	145,000	144,915

TOTAL SHORT-TERM INVESTMENTS (Cost $1,614,879)		1,614,879

TOTAL INVESTMENTS — 100.9% (Cost $37,215,156) (d)		49,925,545

Other Assets/(Liabilities) — (0.9)%		(440,754)

NET ASSETS — 100.0%		$49,484,791

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $1,469,966. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/25/38, and an aggregate market value, including accrued interest, of $1,501,427.
(c)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 93.1%

COMMON STOCK — 93.1%
Aerospace & Defense — 4.8%
The Boeing Co.	470,000	$30,672,200

Banks — 9.4%
Bank of New York Mellon Corp.	1,150,000	34,730,000
Wells Fargo & Co.	827,000	25,628,730

		60,358,730

Commercial Services — 5.5%
Robert Half International, Inc.	1,162,100	35,560,260

Computers — 5.2%
Diebold, Inc.	650,000	20,832,500
Hewlett-Packard Co.	300,000	12,630,000

		33,462,500

Diversified Financial — 9.5%
Discover Financial Services	1,600,000	29,648,000
Franklin Resources, Inc.	280,000	31,138,800

		60,786,800

Electric — 3.5%
Calpine Corp. (a)	1,700,000	22,678,000

Entertainment — 4.4%
Penn National Gaming, Inc. (a)	800,000	28,120,000

Leisure Time — 6.5%
Carnival Corp.	900,000	41,499,000

Lodging — 3.6%
Starwood Hotels & Resorts Worldwide, Inc.	379,500	23,066,010

Machinery – Construction & Mining — 4.1%
Caterpillar, Inc.	285,000	26,693,100

Manufacturing — 4.9%
Illinois Tool Works, Inc.	586,500	31,319,100

Oil & Gas — 8.9%
Apache Corp.	200,000	23,846,000
Range Resources Corp.	108,986	4,902,191
Ultra Petroleum Corp. (a)	600,000	28,662,000

		57,410,191

Oil & Gas Services — 7.6%
National Oilwell Varco, Inc.	452,000	30,397,000
Transocean Ltd. (a)	270,000	18,767,700

		49,164,700

Retail — 3.4%
Tiffany & Co.	352,600	21,956,401

Semiconductors — 11.8%
Applied Materials, Inc.	2,400,000	33,720,000
Intel Corp.	2,000,000	42,060,000

		75,780,000

		Value
TOTAL COMMON STOCK (Cost $465,121,256)		$598,526,992

TOTAL EQUITIES (Cost $465,121,256)		598,526,992

TOTAL LONG-TERM INVESTMENTS (Cost $465,121,256)		598,526,992

	Principal Amount

SHORT-TERM INVESTMENTS — 7.5%
Repurchase Agreement — 7.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$48,132,343	48,132,343

TOTAL SHORT-TERM INVESTMENTS (Cost $48,132,343)		48,132,343

TOTAL INVESTMENTS — 100.6% (Cost $513,253,599) (c)		646,659,335

Other Assets/(Liabilities) — (0.6)%		(4,129,616)

NET ASSETS — 100.0%		$642,529,719

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $48,132,383. Collateralized by U.S. Government Agency obligations with rates ranging from 2.537% - 4.000%, maturity dates ranging from 4/01/34 - 12/25/38, and an aggregate market value, including accrued interest, of $49,095,355.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 97.4%

COMMON STOCK — 97.4%
Aerospace & Defense — 0.6%
L-3 Communications Holdings, Inc.	13,000	$916,370

Agriculture — 1.4%
Reynolds American, Inc.	61,900	2,019,178

Apparel — 0.8%
VF Corp.	12,400	1,068,632

Automotive & Parts — 1.8%
Lear Corp. (a)	26,200	2,586,202

Banks — 4.0%
Cullen/Frost Bankers, Inc.	17,800	1,087,936
Fifth Third Bancorp	153,450	2,252,646
KeyCorp	255,225	2,258,741

		5,599,323

Beverages — 1.5%
Constellation Brands, Inc. Class A (a)	94,300	2,088,745

Chemicals — 3.0%
Agrium, Inc.	16,900	1,550,575
Eastman Chemical Co.	5,875	493,970
Huntsman Corp.	138,690	2,164,951

		4,209,496

Coal — 0.7%
Cloud Peak Energy, Inc. (a)	41,450	962,884

Commercial Services — 3.1%
Donnelley (R.R.) & Sons Co.	55,400	967,838
Hertz Global Holdings, Inc. (a)	162,325	2,352,089
McKesson Corp.	15,200	1,069,776

		4,389,703

Distribution & Wholesale — 0.7%
United Stationers, Inc. (a)	16,000	1,020,960

Diversified Financial — 5.5%
Ameriprise Financial, Inc.	24,000	1,381,200
Discover Financial Services	110,050	2,039,226
Federated Investors, Inc. Class B	41,200	1,078,204
Invesco Ltd.	95,550	2,298,933
Raymond James Financial, Inc.	30,550	998,985

		7,796,548

Electric — 3.9%
CMS Energy Corp.	114,150	2,123,190
Edison International	26,800	1,034,480
Pepco Holdings, Inc.	69,025	1,259,706
SCANA Corp.	26,100	1,059,660

		5,477,036

Electronics — 1.6%
Garmin Ltd.	33,300	1,031,967

	Number of Shares	Value
Jabil Circuit, Inc.	63,300	$1,271,697

		2,303,664

Engineering & Construction — 1.6%
Fluor Corp.	16,700	1,106,542
McDermott International, Inc. (a)	58,925	1,219,158

		2,325,700

Foods — 2.6%
ConAgra Foods, Inc.	41,600	939,328
Corn Products International, Inc.	24,000	1,104,000
SUPERVALU, Inc.	66,300	638,469
The Hain Celestial Group, Inc. (a)	34,775	941,012

		3,622,809

Gas — 4.3%
AGL Resources, Inc.	27,100	971,535
Atmos Energy Corp.	31,900	995,280
NiSource, Inc.	170,675	3,007,293
Southern Union Co.	43,500	1,047,045

		6,021,153

Health Care – Products — 0.8%
C.R. Bard, Inc.	11,900	1,092,063

Health Care – Services — 2.9%
CIGNA Corp.	13,900	509,574
Health Management Associates, Inc. Class A (a)	204,125	1,947,352
Health Net, Inc. (a)	60,875	1,661,279

		4,118,205

Household Products — 0.8%
Avery Dennison Corp.	25,900	1,096,606

Housewares — 0.4%
Newell Rubbermaid, Inc.	32,900	598,122

Insurance — 6.2%
Everest Re Group Ltd.	6,450	547,089
The Hartford Financial Services Group, Inc.	60,200	1,594,698
Lincoln National Corp.	29,275	814,138
Mercury General Corp.	23,400	1,006,434
Principal Financial Group, Inc.	15,000	488,400
Reinsurance Group of America, Inc. Class A	20,300	1,090,313
RenaissanceRe Holdings Ltd.	16,900	1,076,361
Unum Group	43,700	1,058,414
XL Group PLC	52,175	1,138,458

		8,814,305

Internet — 0.6%
Symantec Corp. (a)	54,525	912,749

Iron & Steel — 0.7%
Reliance Steel & Aluminum Co.	20,500	1,047,550

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Lodging — 1.1%
Wyndham Worldwide Corp.	53,675	$1,608,103

Machinery – Diversified — 1.7%
AGCO Corp. (a)	17,950	909,347
Eaton Corp.	14,275	1,449,055

		2,358,402

Manufacturing — 1.7%
Parker Hannifin Corp.	6,925	597,628
Pentair, Inc.	47,450	1,732,399

		2,330,027

Media — 2.3%
CBS Corp. Class B	68,050	1,296,353
Viacom, Inc. Class B	50,000	1,980,500

		3,276,853

Mining — 2.1%
Alcoa, Inc.	116,900	1,799,091
Yamana Gold, Inc.	85,900	1,099,520

		2,898,611

Office Equipment/Supplies — 2.1%
Xerox Corp.	257,950	2,971,584

Oil & Gas — 5.9%
Cimarex Energy Co.	12,000	1,062,360
Newfield Exploration Co. (a)	38,135	2,749,915
Nexen, Inc.	46,400	1,062,560
Questar Corp.	58,325	1,015,438
Tesoro Corp. (a)	71,975	1,334,417
Whiting Petroleum Corp. (a)	8,900	1,042,991

		8,267,681

Oil & Gas Services — 4.0%
Complete Production Services, Inc. (a)	21,000	620,550
Oil States International, Inc. (a)	29,450	1,887,451
Superior Energy Services, Inc. (a)	59,650	2,087,153
Tidewater, Inc.	20,100	1,082,184

		5,677,338

Packaging & Containers — 1.3%
Ball Corp.	12,075	821,704
Sonoco Products Co.	29,600	996,632

		1,818,336

Pharmaceuticals — 1.1%
AmerisourceBergen Corp.	44,350	1,513,222

Real Estate Investment Trusts (REITS) — 7.6%
Annaly Capital Management, Inc.	55,700	998,144
BioMed Realty Trust, Inc.	79,050	1,474,282
CBL & Associates Properties, Inc.	27,525	481,687
Duke Realty Corp.	84,600	1,054,116
DuPont Fabros Technology, Inc.	32,025	681,172
HCP, Inc.	27,600	1,015,404

	Number of Shares	Value
Home Properties, Inc.	37,410	$2,075,881
Hospitality Properties Trust	44,000	1,013,760
Vornado Realty Trust	23,475	1,956,172

		10,750,618

Retail — 5.7%
Limited Brands, Inc.	28,700	881,951
Macy’s, Inc.	56,475	1,428,817
Nu Skin Enterprises, Inc. Class A	33,550	1,015,223
Phillips-Van Heusen Corp.	36,860	2,322,549
RadioShack Corp.	47,800	883,822
Signet Jewelers Ltd. (a)	22,375	971,075
Williams-Sonoma, Inc.	14,725	525,535

		8,028,972

Savings & Loans — 1.9%
First Niagara Financial Group, Inc.	191,525	2,677,520

Semiconductors — 1.9%
Atmel Corp. (a)	172,600	2,126,432
Xilinx, Inc.	19,400	562,212

		2,688,644

Software — 0.7%
Intuit, Inc. (a)	19,475	960,118

Telecommunications — 2.9%
CenturyLink, Inc.	23,500	1,084,995
Motorola, Inc. (a)	165,675	1,502,672
Qwest Communications International, Inc.	199,000	1,514,390

		4,102,057

Toys, Games & Hobbies — 0.7%
Mattel, Inc.	38,700	984,141

Transportation — 1.5%
Atlas Air Worldwide Holdings, Inc. (a)	28,725	1,603,717
Ryder System, Inc.	9,200	484,288

		2,088,005

Water — 1.7%
American Water Works Co., Inc.	92,200	2,331,738

TOTAL COMMON STOCK (Cost $119,455,580)		137,419,973

TOTAL EQUITIES (Cost $119,455,580)		137,419,973

TOTAL LONG-TERM INVESTMENTS (Cost $119,455,580)		137,419,973

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.9%

Repurchase Agreement — 1.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$2,645,307	$2,645,307

TOTAL SHORT-TERM INVESTMENTS (Cost $2,645,307)		2,645,307

TOTAL INVESTMENTS — 99.3% (Cost $122,100,887) (c)		140,065,280

Other Assets/(Liabilities) — 0.7%		942,318

NET ASSETS — 100.0%		$141,007,598

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $2,645,309. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates ranging from 12/25/38 - 8/15/39, and an aggregate market value, including accrued interest, of $2,698,918.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 96.8%

COMMON STOCK — 96.8%
Apparel — 0.8%
Ascena Retail Group, Inc. (a)	30,100	$795,242

Auto Manufacturers — 0.9%
Oshkosh Corp. (a)	24,800	873,952

Automotive & Parts — 1.3%
American Axle & Manufacturing Holdings, Inc. (a)	101,000	1,298,860

Banks — 6.7%
First Midwest Bancorp, Inc.	75,900	874,368
Hancock Holding Co.	9,200	320,712
International Bancshares Corp.	39,500	791,185
MB Financial, Inc.	32,000	554,240
Northwest Bancshares, Inc.	84,900	998,424
Prosperity Bancshares, Inc.	20,100	789,528
Synovus Financial Corp.	415,700	1,097,448
United Community Banks, Inc. (a)	64,800	126,360
Webster Financial Corp.	49,700	979,090
Westamerica Bancorp.	6,400	355,008

		6,886,363

Biotechnology — 1.0%
Charles River Laboratories International, Inc. (a)	27,700	984,458

Building Materials — 2.3%
Comfort Systems USA, Inc.	48,200	634,794
Gibraltar Industries, Inc. (a)	37,506	508,956
Simpson Manufacturing Co., Inc.	32,300	998,393
Trex Co., Inc. (a)	8,400	201,264

		2,343,407

Chemicals — 1.8%
Kraton Performance Polymers, Inc. (a)	8,000	247,600
PolyOne Corp. (a)	127,100	1,587,479

		1,835,079

Commercial Services — 6.8%
Aaron’s, Inc.	22,950	467,951
Administaff, Inc.	18,900	553,770
Arbitron, Inc.	36,700	1,523,784
Korn/Ferry International (a)	51,700	1,194,787
MAXIMUS, Inc.	31,500	2,065,770
Valassis Communications, Inc. (a)	35,800	1,158,130

		6,964,192

Computers — 3.8%
Diebold, Inc.	50,500	1,618,525
Electronics for Imaging, Inc. (a)	29,623	423,905
Mentor Graphics Corp. (a)	102,400	1,228,800
Mercury Computer Systems, Inc. (a)	34,700	637,786

		3,909,016

	Number of Shares	Value
Distribution & Wholesale — 1.3%
United Stationers, Inc. (a)	21,100	$1,346,391

Diversified Financial — 0.8%
Janus Capital Group, Inc.	59,700	774,309

Electric — 1.5%
Unisource Energy Corp.	25,900	928,256
Westar Energy, Inc.	23,500	591,260

		1,519,516

Electrical Components & Equipment — 3.2%
Belden, Inc.	56,600	2,084,012
Littelfuse, Inc.	24,700	1,162,382

		3,246,394

Electronics — 5.6%
Coherent, Inc. (a)	9,800	442,372
Faro Technologies, Inc. (a)	14,400	472,896
Gentex Corp.	39,100	1,155,796
Park Electrochemical Corp.	28,100	843,000
Plexus Corp. (a)	37,000	1,144,780
Vishay Intertechnology, Inc. (a)	103,500	1,519,380
Vishay Precision Group, Inc. (a)	9,750	183,690

		5,761,914

Engineering & Construction — 1.0%
Insituform Technologies, Inc. Class A (a)	37,500	994,125

Entertainment — 0.5%
Bally Technologies, Inc. (a)	13,300	561,127

Foods — 1.8%
Ralcorp Holdings, Inc. (a)	16,700	1,085,667
Snyders-Lance, Inc.	31,200	731,328

		1,816,995

Forest Products & Paper — 0.8%
Deltic Timber Corp.	14,400	811,296

Gas — 2.4%
Atmos Energy Corp.	19,400	605,280
New Jersey Resources Corp.	11,400	491,454
UGI Corp.	28,700	906,346
WGL Holdings, Inc.	13,000	465,010

		2,468,090

Hand & Machine Tools — 1.0%
Regal-Beloit Corp.	16,000	1,068,160

Health Care – Products — 0.3%
Haemonetics Corp. (a)	4,900	309,582

Health Care – Services — 3.0%
AmSurg Corp. (a)	37,700	789,815
HEALTHSOUTH Corp. (a)	47,800	989,938
ICON PLC Sponsored ADR (Ireland) (a)	58,200	1,274,580

		3,054,333

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Home Furnishing — 1.3%
Whirlpool Corp.	14,500	$1,288,035

Household Products — 0.7%
Acco Brands Corp. (a)	85,500	728,460

Insurance — 5.9%
Alleghany Corp. (a)	1,728	529,407
Assured Guaranty Ltd.	32,700	578,790
Delphi Financial Group, Inc. Class A	45,600	1,315,104
Platinum Underwriters Holdings Ltd.	23,300	1,047,801
Reinsurance Group of America, Inc. Class A	22,600	1,213,846
Torchmark Corp.	16,000	955,840
Validus Holdings Ltd.	11,305	346,046

		5,986,834

Internet — 0.7%
Websense, Inc. (a)	36,400	737,100

Investment Companies — 1.0%
Ares Capital Corp.	61,300	1,010,224

Leisure Time — 0.8%
Brunswick Corp.	44,000	824,560

Lodging — 0.8%
Ameristar Casinos, Inc.	4,000	62,520
Choice Hotels International, Inc.	18,600	711,822

		774,342

Machinery – Construction & Mining — 1.4%
Terex Corp. (a)	45,200	1,403,008

Machinery – Diversified — 4.0%
Albany International Corp. Class A	45,600	1,080,264
Cognex Corp.	47,400	1,394,508
Flowserve Corp.	7,200	858,384
Zebra Technologies Corp. Class A (a)	19,900	756,001

		4,089,157

Manufacturing — 4.7%
Acuity Brands, Inc.	10,000	576,700
AptarGroup, Inc.	16,800	799,176
Carlisle Cos., Inc.	50,300	1,998,922
ESCO Technologies, Inc.	19,100	722,744
Matthews International Corp. Class A	20,200	706,596

		4,804,138

Media — 0.5%
John Wiley & Sons, Inc. Class A	10,300	465,972

Metal Fabricate & Hardware — 1.0%
Mueller Industries, Inc.	32,300	1,056,210

Office Furnishings — 0.6%
Herman Miller, Inc.	22,600	571,780

Oil & Gas — 3.4%
EXCO Resources, Inc.	46,100	895,262
Penn Virginia Corp.	37,100	624,022

	Number of Shares	Value
Plains Exploration & Production Co. (a)	21,100	$678,154
SM Energy Co.	10,200	601,086
Whiting Petroleum Corp. (a)	5,500	644,545

		3,443,069

Oil & Gas Services — 0.8%
SEACOR Holdings, Inc.	8,300	839,047

Packaging & Containers — 0.5%
Greif, Inc. Class A	7,800	482,820

Pharmaceuticals — 0.8%
Herbalife Ltd.	12,500	854,625

Real Estate Investment Trusts (REITS) — 1.3%
DiamondRock Hospitality Co. (a)	46,434	557,208
Mack-Cali Realty Corp.	11,900	393,414
Ventas, Inc.	8,200	430,336

		1,380,958

Retail — 7.5%
Cabela’s, Inc. (a)	51,000	1,109,250
Casey’s General Stores, Inc.	14,000	595,140
The Cato Corp. Class A	51,000	1,397,910
CEC Entertainment, Inc. (a)	19,721	765,767
Hibbett Sports, Inc. (a)	9,200	339,480
The Men’s Wearhouse, Inc.	55,500	1,386,390
Sonic Corp. (a)	68,800	696,256
Stage Stores, Inc.	76,000	1,317,840

		7,608,033

Savings & Loans — 0.6%
NewAlliance Bancshares, Inc.	41,200	617,176

Semiconductors — 2.2%
Brooks Automation, Inc. (a)	104,700	949,629
Maxim Integrated Products, Inc.	54,300	1,282,566

		2,232,195

Software — 1.4%
Fiserv, Inc. (a)	23,700	1,387,872

Storage & Warehousing — 1.0%
Mobile Mini, Inc. (a)	53,800	1,059,322

Textiles — 0.1%
G&K Services, Inc. Class A	4,089	126,391

Toys, Games & Hobbies — 1.5%
Mattel, Inc.	60,700	1,543,601

Transportation — 2.8%
Bristow Group, Inc. (a)	13,400	634,490
Genesee & Wyoming, Inc. Class A (a)	24,100	1,276,095
Kirby Corp. (a)	21,600	951,480

		2,862,065

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Trucking & Leasing — 0.9%
GATX Corp.	27,500	$970,200

TOTAL COMMON STOCK (Cost $80,390,271)		98,769,995

TOTAL EQUITIES (Cost $80,390,271)		98,769,995

TOTAL LONG-TERM INVESTMENTS (Cost $80,390,271)		98,769,995

	Principal Amount
SHORT-TERM INVESTMENTS — 2.9%
Repurchase Agreement — 2.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$3,004,249	3,004,249

TOTAL SHORT-TERM INVESTMENTS (Cost $3,004,249)		3,004,249

TOTAL INVESTMENTS — 99.7% (Cost $83,394,520) (c)		101,774,244

Other Assets/(Liabilities) — 0.3%		280,560

NET ASSETS — 100.0%		$102,054,804

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $3,004,252. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/15/17, and an aggregate market value, including accrued interest, of $3,067,637.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 97.2%

COMMON STOCK — 96.6%
Aerospace & Defense — 1.8%
AAR Corp. (a)	34,700	$953,210
Curtiss-Wright Corp.	32,350	1,074,020
Esterline Technologies Corp. (a)	14,850	1,018,561
Kaman Corp.	47,700	1,386,639
Kratos Defense & Security Solutions, Inc. (a)	154,175	2,030,485
Moog, Inc. Class A (a)	26,048	1,036,710
Teledyne Technologies, Inc. (a)	18,400	809,048
Triumph Group, Inc.	15,100	1,350,091

		9,658,764

Agriculture — 0.3%
Alliance One International, Inc. (a)	428,150	1,815,356

Airlines — 0.8%
Alaska Air Group, Inc. (a)	58,200	3,299,358
JetBlue Airways Corp. (a)	142,595	942,553

		4,241,911

Apparel — 0.9%
The Jones Group, Inc.	37,950	589,743
K-Swiss, Inc. Class A (a)	88,050	1,097,983
Skechers U.S.A., Inc. Class A (a)	59,525	1,190,500
The Timberland Co. Class A (a)	33,350	820,077
Volcom, Inc.	53,100	1,001,997

		4,700,300

Automotive & Parts — 0.9%
Cooper Tire & Rubber Co.	119,675	2,821,936
Spartan Motors, Inc.	119,350	726,842
Tenneco, Inc. (a)	36,750	1,512,630

		5,061,408

Banks — 6.6%
Boston Private Financial Holdings, Inc.	140,725	921,749
City Holding Co.	42,160	1,527,457
Columbia Banking System, Inc.	73,600	1,550,016
East West Bancorp, Inc.	195,500	3,822,025
F.N.B. Corp.	170,375	1,673,082
FirstMerit Corp.	81,812	1,619,059
Glacier Bancorp, Inc.	129,700	1,959,767
Home Bancshares, Inc.	82,956	1,827,521
IBERIABANK Corp.	14,465	855,315
Independent Bank Corp.	57,410	1,552,940
National Penn Bancshares, Inc.	204,025	1,638,321
Old National Bancorp	165,925	1,972,848
Prosperity Bancshares, Inc.	30,210	1,186,649
Signature Bank (a)	35,700	1,785,000
SVB Financial Group (a)	90,175	4,783,784
Trustmark Corp.	86,263	2,142,773

	Number of Shares	Value
United Bankshares, Inc.	31,900	$931,480
Webster Financial Corp.	65,150	1,283,455
Wintrust Financial Corp.	91,925	3,036,283

		36,069,524

Biotechnology — 0.4%
Celera Corp. (a)	117,445	739,903
Exelixis, Inc. (a)	169,500	1,391,595

		2,131,498

Building Materials — 1.4%
Comfort Systems USA, Inc.	87,100	1,147,107
Drew Industries, Inc.	90,300	2,051,616
Gibraltar Industries, Inc. (a)	103,400	1,403,138
Interline Brands, Inc. (a)	56,705	1,291,173
Universal Forest Products, Inc.	48,000	1,867,200

		7,760,234

Chemicals — 2.5%
American Vanguard Corp.	87,100	743,834
Arch Chemicals, Inc.	63,300	2,400,969
Ferro Corp. (a)	83,150	1,217,316
Georgia Gulf Corp. (a)	54,875	1,320,292
Innospec, Inc. (a)	139,615	2,848,146
Minerals Technologies, Inc.	39,400	2,577,154
OM Group, Inc. (a)	27,705	1,066,920
The Valspar Corp.	38,300	1,320,584

		13,495,215

Coal — 0.4%
Cloud Peak Energy, Inc. (a)	95,425	2,216,723

Commercial Services — 4.9%
Aaron’s, Inc.	279,200	5,692,888
Deluxe Corp.	61,250	1,409,975
Electro Rent Corp.	121,900	1,969,904
Exponent, Inc. (a)	28,175	1,057,408
FTI Consulting, Inc. (a)	46,500	1,733,520
Global Payments, Inc.	33,200	1,534,172
Landauer, Inc.	23,600	1,415,292
McGrath Rentcorp	113,700	2,981,214
Navigant Consulting, Inc. (a)	120,200	1,105,840
On Assignment, Inc. (a)	166,900	1,360,235
Pharmaceutical Product Development, Inc.	47,800	1,297,292
PHH Corp. (a)	66,675	1,543,526
Rent-A-Center, Inc.	57,375	1,852,065
Service Corp. International	99,325	819,431
Startek, Inc. (a)	96,036	486,903
Volt Information Sciences, Inc. (a)	38,200	330,430

		26,590,095

Computers — 0.5%
MTS Systems Corp.	25,050	938,373

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
SRA International, Inc. Class A (a)	39,000	$797,550
Xyratex Ltd. (a)	67,200	1,096,032

		2,831,955

Distribution & Wholesale — 1.7%
Beacon Roofing Supply, Inc. (a)	193,600	3,459,632
Owens & Minor, Inc.	138,900	4,087,827
Pool Corp.	72,000	1,622,880

		9,170,339

Diversified Financial — 3.1%
E*TRADE Financial Corp. (a)	37,180	594,880
Eaton Vance Corp.	39,827	1,203,970
GFI Group, Inc.	356,500	1,671,985
Jefferies Group, Inc.	48,000	1,278,240
JMP Group, Inc.	66,300	505,869
Knight Capital Group, Inc. Class A (a)	131,675	1,815,798
Lazard Ltd. Class A	32,900	1,299,221
Piper Jaffray Cos., Inc. (a)	64,950	2,273,900
Raymond James Financial, Inc.	50,903	1,664,528
Stifel Financial Corp. (a)	78,350	4,860,834

		17,169,225

Electric — 3.1%
Black Hills Corp.	36,000	1,080,000
Cleco Corp.	80,150	2,465,414
El Paso Electric Co. (a)	176,875	4,869,369
The Empire District Electric Co.	22,800	506,160
IDACORP, Inc.	25,500	942,990
MGE Energy, Inc.	26,950	1,152,382
NorthWestern Corp.	93,850	2,705,695
Pike Electric Corp. (a)	116,450	999,141
Portland General Electric Co.	113,975	2,473,258

		17,194,409

Electrical Components & Equipment — 1.7%
Advanced Energy Industries, Inc. (a)	103,700	1,414,468
Belden, Inc.	66,500	2,448,530
EnerSys (a)	10,100	324,412
General Cable Corp. (a)	43,125	1,513,256
GrafTech International Ltd. (a)	51,360	1,018,983
Littelfuse, Inc.	48,400	2,277,704

		8,997,353

Electronics — 2.6%
Analogic Corp.	23,500	1,163,485
Checkpoint Systems, Inc. (a)	37,798	776,749
CTS Corp.	58,665	648,835
Cymer, Inc. (a)	46,000	2,073,220
Itron, Inc. (a)	18,000	998,100
Methode Electronics, Inc.	41,000	531,770
Multi-Fineline Electronix, Inc. (a)	32,375	857,614
Newport Corp. (a)	74,400	1,292,328
Pulse Electronics Corp.	151,845	807,815
Thomas & Betts Corp. (a)	22,650	1,093,995

	Number of Shares	Value
Woodward Governor Co.	105,200	$3,951,312

		14,195,223

Engineering & Construction — 0.8%
Insituform Technologies, Inc. Class A (a)	102,500	2,717,275
Sterling Construction Co., Inc. (a)	28,600	372,944
URS Corp. (a)	26,200	1,090,182

		4,180,401

Entertainment — 0.2%
Ascent Media Corp. Series A (a)	31,100	1,205,436

Environmental Controls — 1.0%
Calgon Carbon Corp. (a)	89,800	1,357,776
Mine Safety Appliances Co.	41,400	1,288,782
Waste Connections, Inc.	100,950	2,779,153

		5,425,711

Foods — 0.8%
Nash Finch Co.	44,400	1,887,444
Spartan Stores, Inc.	37,015	627,404
TreeHouse Foods, Inc. (a)	32,930	1,682,394

		4,197,242

Forest Products & Paper — 1.5%
Clearwater Paper Corp. (a)	29,700	2,325,510
Deltic Timber Corp.	39,243	2,210,951
Potlatch Corp.	76,000	2,473,800
Wausau Paper Corp.	124,000	1,067,640

		8,077,901

Gas — 1.8%
AGL Resources, Inc.	25,120	900,552
Chesapeake Utilities Corp.	26,225	1,088,862
South Jersey Industries, Inc.	26,597	1,404,854
Southern Union Co.	53,875	1,296,771
Southwest Gas Corp.	53,100	1,947,177
UGI Corp.	39,525	1,248,199
Vectren Corp.	37,000	939,060
WGL Holdings, Inc.	33,584	1,201,300

		10,026,775

Hand & Machine Tools — 0.3%
Franklin Electric Co., Inc.	17,400	677,208
Snap-on, Inc.	20,900	1,182,522

		1,859,730

Health Care – Products — 1.5%
AngioDynamics, Inc. (a)	68,000	1,045,160
Cantel Medical Corp.	21,500	503,100
Merit Medical Systems, Inc. (a)	69,825	1,105,330
PSS World Medical, Inc. (a)	62,100	1,403,460
Quidel Corp. (a)	67,700	978,265
West Pharmaceutical Services, Inc.	55,200	2,274,240
Wright Medical Group, Inc. (a)	54,525	846,773

		8,156,328

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care – Services — 2.5%
Amedisys, Inc. (a)	25,600	$857,600
AMERIGROUP Corp. (a)	49,750	2,185,020
Covance, Inc. (a)	43,400	2,231,194
Coventry Health Care, Inc. (a)	37,675	994,620
Healthways, Inc. (a)	39,430	440,039
ICON PLC Sponsored ADR (Ireland) (a)	52,000	1,138,800
Magellan Health Services, Inc. (a)	24,160	1,142,285
MEDNAX, Inc. (a)	21,599	1,453,396
National Healthcare Corp.	41,000	1,897,070
Triple-S Management Corp. Class B (a)	61,000	1,163,880

		13,503,904

Home Builders — 0.9%
M/I Homes, Inc. (a)	50,400	775,152
Meritage Home Corp. (a)	101,900	2,262,180
Winnebago Industries, Inc. (a)	111,200	1,690,240

		4,727,572

Home Furnishing — 0.3%
Ethan Allen Interiors, Inc.	34,900	698,349
La-Z-Boy, Inc. (a)	103,125	930,188
Stanley Furniture Co., Inc. (a)	66,800	207,748

		1,836,285

Household Products — 0.4%
CSS Industries, Inc.	50,500	1,040,805
The Scotts Miracle-Gro Co. Class A	25,100	1,274,327

		2,315,132

Housewares — 0.3%
The Toro Co.	24,600	1,516,344

Insurance — 5.9%
Alterra Capital Holdings Ltd.	186,075	4,026,663
Argo Group International Holdings Ltd.	36,053	1,350,185
Aspen Insurance Holdings Ltd.	18,475	528,754
CNO Financial Group, Inc. (a)	174,000	1,179,720
Delphi Financial Group, Inc. Class A	90,977	2,623,777
Employers Holdings, Inc.	134,150	2,344,942
Fortegra Financial Corp. (a)	20,600	227,630
Maiden Holdings Ltd.	213,900	1,681,254
Markel Corp. (a)	4,200	1,588,146
MGIC Investment Corp. (a)	85,425	870,481
Montpelier Re Holdings Ltd.	41,880	835,087
National Interstate Corp.	73,000	1,562,200
Platinum Underwriters Holdings Ltd.	38,640	1,737,641
ProAssurance Corp. (a)	106,150	6,432,690
Protective Life Corp.	50,400	1,342,656
Radian Group, Inc.	191,000	1,541,370
Reinsurance Group of America, Inc. Class A	27,500	1,477,025
State Auto Financial Corp. Class A	27,600	480,792
United Fire & Casualty Co.	25,700	573,624

		32,404,637

	Number of Shares	Value
Internet — 0.7%
Digital River, Inc. (a)	33,300	$1,146,186
j2 Global Communications, Inc. (a)	44,630	1,292,038
Websense, Inc. (a)	77,900	1,577,475

		4,015,699

Investment Companies — 0.5%
American Capital Ltd. (a)	121,450	918,162
Apollo Investment Corp.	73,750	816,412
Ares Capital Corp.	46,500	766,320

		2,500,894

Iron & Steel — 0.4%
Carpenter Technology Corp.	54,900	2,209,176

Leisure Time — 0.6%
Brunswick Corp.	35,300	661,522
Callaway Golf Co.	141,750	1,143,922
LIFE TIME FITNESS, Inc. (a)	33,800	1,385,462

		3,190,906

Lodging — 0.4%
Orient-Express Hotels Ltd. (a)	175,500	2,279,745

Machinery – Construction & Mining — 0.2%
Astec Industries, Inc. (a)	31,000	1,004,710

Machinery – Diversified — 2.2%
Cascade Corp.	31,600	1,494,048
IDEX Corp.	70,925	2,774,586
Nordson Corp.	54,800	5,035,024
Robbins & Myers, Inc.	70,300	2,515,334

		11,818,992

Manufacturing — 3.9%
Ameron International Corp.	27,900	2,130,723
AptarGroup, Inc.	81,400	3,872,198
Barnes Group, Inc.	71,175	1,471,187
Ceradyne, Inc. (a)	55,385	1,746,289
EnPro Industries, Inc. (a)	34,125	1,418,235
FreightCar America, Inc.	34,600	1,001,324
Harsco Corp.	29,200	826,944
Hexcel Corp. (a)	69,700	1,260,873
Koppers Holdings, Inc.	37,100	1,327,438
Matthews International Corp. Class A	75,500	2,640,990
Myers Industries, Inc.	263,545	2,566,929
Tredegar Corp.	62,050	1,202,529

		21,465,659

Media — 0.3%
The Dolan Co. (a)	46,600	648,672
Saga Communications, Inc. Class A (a)	27,000	710,640

		1,359,312

Metal Fabricate & Hardware — 1.2%
Ampco-Pittsburgh Corp.	35,085	984,134
Circor International, Inc.	42,200	1,784,216

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sims Group Ltd. Sponsored ADR (Australia)	97,800	$2,135,952
The Timken Co.	38,700	1,847,151

		6,751,453

Mining — 1.8%
AMCOL International Corp.	48,900	1,515,900
Brush Engineered Materials, Inc. (a)	42,800	1,653,792
Franco-Nevada Corp.	55,600	1,859,109
Globe Specialty Metals, Inc.	61,650	1,053,599
North American Palladium Ltd. (a)	52,500	364,350
Royal Gold, Inc.	36,088	1,971,487
Thompson Creek Metals Co., Inc. (a)	111,850	1,646,432

		10,064,669

Oil & Gas — 5.0%
Atwood Oceanics, Inc. (a)	32,200	1,203,314
Cabot Oil & Gas Corp.	45,900	1,737,315
Forest Oil Corp. (a)	93,725	3,558,738
Frontier Oil Corp. (a)	86,400	1,556,064
Hercules Offshore, Inc. (a)	101,200	350,152
Kodiak Oil & Gas Corp. (a)	201,300	1,328,580
Northern Oil and Gas, Inc. (a)	152,950	4,161,769
Oasis Petroleum, Inc. (a)	103,600	2,809,632
Penn Virginia Corp.	128,400	2,159,688
Petroleum Development Corp. (a)	39,025	1,647,245
Questar Corp.	77,725	1,353,192
Rosetta Resources, Inc. (a)	60,950	2,294,158
Swift Energy Co. (a)	70,150	2,746,373
Whiting Petroleum Corp. (a)	4,319	506,144

		27,412,364

Oil & Gas Services — 2.8%
CARBO Ceramics, Inc.	26,800	2,774,872
Complete Production Services, Inc. (a)	42,500	1,255,875
Core Laboratories NV	20,500	1,825,525
Gulf Island Fabrication, Inc.	49,975	1,408,295
Helix Energy Solutions Group, Inc. (a)	70,925	861,030
Lufkin Industries, Inc.	62,607	3,906,051
Superior Energy Services, Inc. (a)	37,775	1,321,747
TETRA Technologies, Inc. (a)	146,600	1,740,142
Union Drilling, Inc. (a)	48,000	349,440

		15,442,977

Pharmaceuticals — 0.8%
Akorn, Inc. (a)	124,985	758,659
Align Technology, Inc. (a)	43,800	855,852
Inspire Pharmaceuticals, Inc. (a)	63,055	529,662
Omnicare, Inc.	25,525	648,080
Par Pharmaceutical Cos., Inc. (a)	24,060	926,550
ViroPharma, Inc. (a)	48,605	841,839

		4,560,642

Pipelines — 0.2%
ONEOK, Inc.	23,100	1,281,357

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 7.2%
Acadia Realty Trust	87,200	$1,590,528
American Campus Communities, Inc.	41,320	1,312,323
Anworth Mortgage Asset Corp.	122,975	860,825
CBL & Associates Properties, Inc.	230,300	4,030,250
Cedar Shopping Centers, Inc.	113,400	713,286
DiamondRock Hospitality Co. (a)	155,225	1,862,700
First Potomac Realty Trust	279,525	4,701,610
Hersha Hospitality Trust	289,300	1,909,380
Highwoods Properties, Inc.	24,875	792,269
Kilroy Realty Corp.	81,100	2,957,717
LaSalle Hotel Properties	95,800	2,529,120
Lexington Realty Trust	248,500	1,975,575
LTC Properties, Inc.	59,820	1,679,746
Medical Properties Trust, Inc.	107,400	1,163,142
MFA Financial, Inc.	183,475	1,497,156
National Retail Properties, Inc.	69,455	1,840,558
Parkway Properties, Inc.	38,100	667,512
Pebblebrook Hotel Trust	93,900	1,908,048
Sun Communities, Inc.	54,245	1,806,901
Sunstone Hotel Investors, Inc. (a)	101,625	1,049,786
Washington Real Estate Investment Trust	80,400	2,491,596

		39,340,028

Retail — 4.1%
Asbury Automotive Group, Inc. (a)	88,940	1,643,611
Bebe Stores, Inc.	123,150	733,974
Build-A-Bear Workshop, Inc. (a)	85,710	654,824
Cash America International, Inc.	42,761	1,579,164
Dillard’s, Inc. Class A	63,175	2,396,859
The Finish Line, Inc. Class A	79,775	1,371,332
Fred’s, Inc. Class A	85,100	1,170,976
Haverty Furniture Cos., Inc.	103,300	1,340,834
Hot Topic, Inc.	224,700	1,408,869
Insight Enterprises, Inc. (a)	89,435	1,176,965
MarineMax, Inc. (a)	87,100	814,385
The Men’s Wearhouse, Inc.	73,200	1,828,536
The Pantry, Inc. (a)	62,675	1,244,726
Phillips-Van Heusen Corp.	28,300	1,783,183
School Specialty, Inc. (a)	40,585	565,349
Stein Mart, Inc.	160,400	1,483,700
The Wet Seal, Inc. Class A (a)	303,685	1,123,635

		22,320,922

Savings & Loans — 1.6%
Astoria Financial Corp.	71,950	1,000,825
Dime Community Bancshares, Inc.	88,085	1,285,160
First Niagara Financial Group, Inc.	155,910	2,179,622
Flushing Financial Corp.	104,385	1,461,390
Provident Financial Services, Inc.	76,100	1,151,393
Washington Federal, Inc.	93,920	1,589,126

		8,667,516

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Semiconductors — 2.1%
ATMI, Inc. (a)	46,300	$923,222
Brooks Automation, Inc. (a)	118,305	1,073,026
Cabot Microelectronics Corp. (a)	23,300	965,785
International Rectifier Corp. (a)	62,500	1,855,625
Progress Software Corp. (a)	86,500	3,660,680
Teradyne, Inc. (a)	133,900	1,879,956
Zoran Corp. (a)	146,800	1,291,840

		11,650,134

Software — 0.8%
Accelrys, Inc. (a)	67,884	563,437
Blackboard, Inc. (a)	6,300	260,190
CSG Systems International, Inc. (a)	38,520	729,569
SYNNEX Corp. (a)	58,700	1,831,440
VeriFone Systems, Inc. (a)	27,310	1,053,074

		4,437,710

Telecommunications — 3.1%
Anixter International, Inc.	18,050	1,078,127
Arris Group, Inc. (a)	95,300	1,069,266
Black Box Corp.	43,830	1,678,251
Finisar Corp. (a)	51,499	1,529,005
Ixia (a)	144,300	2,421,354
NICE Systems Ltd. Sponsored ADR (Israel) (a)	38,980	1,360,402
Oclaro, Inc. (a)	125,100	1,645,065
Oplink Communications, Inc. (a)	75,600	1,396,332
Premiere Global Services, Inc. (a)	151,900	1,032,920
SBA Communications Corp. Class A (a)	25,800	1,056,252
Sonus Networks, Inc. (a)	340,900	910,203
Symmetricom, Inc. (a)	88,780	629,450
ViaSat, Inc. (a)	29,600	1,314,536

		17,121,163

Textiles — 0.4%
Culp, Inc. (a)	54,000	559,440
G&K Services, Inc. Class A	56,500	1,746,415

		2,305,855

Toys, Games & Hobbies — 0.2%
JAKKS Pacific, Inc. (a)	54,765	997,818

Transportation — 4.3%
Air Transport Services Group, Inc. (a)	172,875	1,365,713
Bristow Group, Inc. (a)	21,600	1,022,760
Genesee & Wyoming, Inc. Class A (a)	84,700	4,484,865
Hub Group, Inc. Class A (a)	49,265	1,731,172
Kirby Corp. (a)	83,600	3,682,580
Knight Transportation, Inc.	68,000	1,292,000
Landstar System, Inc.	115,600	4,732,664
RailAmerica, Inc. (a)	77,150	999,093
Seaspan Corp.	131,675	1,635,403
UTI Worldwide, Inc.	113,700	2,410,440

		23,356,690

	Number of Shares	Value
TOTAL COMMON STOCK (Cost $451,734,548)		$528,289,321

CONVERTIBLE PREFERRED STOCK — 0.6%
Banks — 0.3%
East West Bancorp, Inc., Series A 8.000%	1,183	1,737,129

Insurance — 0.3%
Assured Guaranty Ltd. 8.500%	19,700	1,408,550

TOTAL CONVERTIBLE PREFERRED STOCK (Cost $2,169,531)		3,145,679

TOTAL EQUITIES (Cost $453,904,079)		531,435,000

MUTUAL FUNDS — 0.4%
Diversified Financial — 0.4%
iShares Russell 2000 Value Index Fund	27,300	1,940,757
T. Rowe Price Reserve Investment Fund	309,099	309,099

TOTAL MUTUAL FUNDS (Cost $2,027,509)		2,249,856

TOTAL LONG-TERM INVESTMENTS (Cost $455,931,588)		533,684,856

	Principal Amount
SHORT-TERM INVESTMENTS — 3.3%
Repurchase Agreement — 3.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$18,090,734	18,090,734

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/03/11	7	7

TOTAL SHORT-TERM INVESTMENTS (Cost $18,090,741)		18,090,741

TOTAL INVESTMENTS — 100.9% (Cost $474,022,329) (c)		551,775,597

Other Assets/(Liabilities) — (0.9)%		(4,715,252)

NET ASSETS — 100.0%		$547,060,345

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $18,090,749. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates ranging from 12/15/17 - 12/25/38, and an aggregate market value, including accrued interest, of $18,459,771.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 98.0%

COMMON STOCK — 98.0%
Advertising — 0.5%
The Interpublic Group of Companies, Inc. (a)	31,880	$338,566

Aerospace & Defense — 1.1%
Goodrich Corp.	3,310	291,512
Safran SA	11,442	406,161

		697,673

Airlines — 0.5%
JetBlue Airways Corp. (a)	51,400	339,754

Apparel — 1.1%
Crocs, Inc. (a)	19,700	337,264
Under Armour, Inc. Class A (a)	7,300	400,332

		737,596

Auto Manufacturers — 0.7%
Navistar International Corp. (a)	8,600	498,026

Automotive & Parts — 0.5%
BorgWarner, Inc. (a)	4,550	329,238

Banks — 0.5%
M&T Bank Corp.	3,540	308,157

Beverages — 1.7%
Green Mountain Coffee Roasters, Inc. (a)	29,450	967,727
Hansen Natural Corp. (a)	2,750	143,770

		1,111,497

Biotechnology — 1.2%
Alexion Pharmaceuticals, Inc. (a)	4,260	343,143
Charles River Laboratories International, Inc. (a)	4,370	155,310
Illumina, Inc. (a)	2,680	169,751
Regeneron Pharmaceuticals, Inc. (a)	4,900	160,867

		829,071

Building Materials — 0.4%
Lennox International, Inc.	5,500	260,095

Chemicals — 2.1%
CF Industries Holdings, Inc.	5,930	801,439
LyondellBasell Industries NV (a)	7,200	247,680
Methanex Corp.	11,700	355,680

		1,404,799

Coal — 1.9%
Alpha Natural Resources, Inc. (a)	4,960	297,749
CONSOL Energy, Inc.	10,300	502,022
Walter Energy, Inc.	3,800	485,792

		1,285,563

Commercial Services — 8.1%
Anhanguera Educacional Participacoes SA	17,300	416,868

	Number of Shares	Value
Corrections Corporation of America (a)	19,100	$478,646
Emergency Medical Services Corp. Class A (a)	3,040	196,414
Genpact Ltd. (a)	22,500	342,000
The Geo Group, Inc. (a)	14,800	364,968
Great American Group, Inc. (a)	48,400	23,716
Localiza Rent a Car SA	27,100	439,246
Manpower, Inc.	9,420	591,199
Pharmaceutical Product Development, Inc.	20,600	559,084
SuccessFactors, Inc. (a)	23,670	685,483
United Rentals, Inc. (a)	15,100	343,525
VistaPrint NV (a)	6,700	308,200
Western Union Co.	21,400	397,398
Xueda Education Group Sponsored ADR (Cayman Islands) (a)	20,000	225,400

		5,372,147

Computers — 4.7%
Cadence Design Systems, Inc. (a)	53,500	441,910
Cognizant Technology Solutions Corp. Class A (a)	5,640	413,355
Fortinet, Inc. (a)	10,620	343,557
LogMeIn, Inc. (a)	3,790	168,049
NetApp, Inc. (a)	6,460	355,042
RealD, Inc. (a)	10,500	272,160
Riverbed Technology, Inc. (a)	12,170	428,019
SanDisk Corp. (a)	6,300	314,118
Teradata Corp. (a)	9,000	370,440

		3,106,650

Distribution & Wholesale — 1.4%
Fastenal Co.	5,270	315,726
LKQ Corp. (a)	20,600	468,032
WESCO International, Inc. (a)	2,390	126,192

		909,950

Diversified Financial — 3.4%
Ameriprise Financial, Inc.	5,880	338,394
Discover Financial Services	9,770	181,038
Higher One Holdings, Inc. (a)	7,300	147,679
IntercontinentalExchange, Inc. (a)	2,550	303,833
Invesco Ltd.	34,690	834,641
T. Rowe Price Group, Inc.	6,870	443,390

		2,248,975

Electronics — 2.2%
Gentex Corp.	15,600	461,136
Jabil Circuit, Inc.	28,920	581,003
Waters Corp. (a)	5,000	388,550

		1,430,689

Energy – Alternate Sources — 0.3%
First Solar, Inc. (a)	1,710	222,539

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Engineering & Construction — 1.4%
Aecom Technology Corp. (a)	21,600	$604,152
Fluor Corp.	5,100	337,926

		942,078

Entertainment — 0.5%
DreamWorks Animation SKG, Inc. Class A (a)	10,300	303,541

Foods — 1.6%
The Fresh Market, Inc. (a)	8,700	358,440
Whole Foods Market, Inc. (a)	13,550	685,494

		1,043,934

Health Care – Products — 3.1%
Edwards Lifesciences Corp. (a)	6,900	557,796
Gen-Probe, Inc. (a)	4,500	262,575
HeartWare International, Inc. (a)	4,100	359,037
Hologic, Inc. (a)	22,000	414,040
Intuitive Surgical, Inc. (a)	770	198,467
Varian Medical Systems, Inc. (a)	3,500	242,480

		2,034,395

Health Care – Services — 1.1%
AMERIGROUP Corp. (a)	3,850	169,092
Laboratory Corporation of America Holdings (a)	2,080	182,874
Universal Health Services, Inc. Class B	7,970	346,057

		698,023

Home Builders — 0.7%
MRV Engenharia e Participacoes SA	40,800	383,844
Thor Industries, Inc.	2,400	81,504

		465,348

Home Furnishing — 1.4%
Tempur-Pedic International, Inc. (a)	23,120	926,187

Household Products — 0.6%
Jarden Corp.	13,720	423,536

Insurance — 0.5%
Aon Corp.	3,570	164,256
Unum Group	6,950	168,329

		332,585

Internet — 4.3%
Akamai Technologies, Inc. (a)	2,980	140,209
Ariba, Inc. (a)	8,400	197,316
F5 Networks, Inc. (a)	5,350	696,356
GSI Commerce, Inc. (a)	12,200	283,040
MercadoLibre, Inc. (a)	1,830	121,970
OpenTable, Inc. (a)	730	51,450
Priceline.com, Inc. (a)	2,030	811,087
TIBCO Software, Inc. (a)	19,900	392,229
VeriSign, Inc.	5,420	177,071

		2,870,728

	Number of Shares	Value
Investment Companies — 0.3%
Vallar PLC (a)	11,989	$208,448

Iron & Steel — 1.7%
Cliffs Natural Resources, Inc.	4,540	354,165
Consolidated Thompson Iron Mines Ltd. (a)	30,500	432,035
United States Steel Corp.	5,580	325,984

		1,112,184

Leisure Time — 1.5%
Brunswick Corp.	22,600	423,524
Royal Caribbean Cruises Ltd. (a)	5,200	244,400
WMS Industries, Inc. (a)	6,740	304,918

		972,842

Lodging — 2.0%
Accor SA	9,079	405,593
Starwood Hotels & Resorts Worldwide, Inc.	10,050	610,839
Wynn Resorts Ltd.	2,700	280,368

		1,296,800

Machinery – Construction & Mining — 1.5%
Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd. (a)	20,300	45,858
Ingersoll-Rand PLC	10,500	494,445
Joy Global, Inc.	5,470	474,523

		1,014,826
Machinery – Diversified — 1.3%

Cummins, Inc.	4,400	484,044
FLSmidth & Co. A/S	4,305	411,694

		895,738

Manufacturing — 0.3%
Parker Hannifin Corp.	2,510	216,613

Mining — 1.5%
First Quantum Minerals Ltd.	2,750	298,583
Silver Wheaton Corp. (a)	4,500	175,680
Vedanta Resources PLC	13,428	528,204

		1,002,467

Oil & Gas — 2.7%
Cimarex Energy Co.	3,570	316,052
Concho Resources, Inc. (a)	4,170	365,584
Ensco PLC Sponsored ADR (United Kingdom)	7,200	384,336
Karoon Gas Australia Ltd. (a)	15,722	118,191
QEP Resources, Inc.	6,520	236,741
Questar Corp.	9,410	163,828
Whiting Petroleum Corp. (a)	1,930	226,177
		1,810,909

Oil & Gas Services — 0.5%
Cameron International Corp. (a)	6,090	308,946

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pharmaceuticals — 5.6%
AmerisourceBergen Corp.	8,420	$287,290
Amylin Pharmaceuticals, Inc. (a)	6,500	95,615
Auxilium Pharmaceuticals, Inc. (a)	10,700	225,770
Cardinal Health, Inc.	10,400	398,424
Hospira, Inc. (a)	4,650	258,959
Mead Johnson Nutrition Co.	4,480	278,880
Mylan, Inc. (a)	15,800	333,854
Onyx Pharmaceuticals, Inc. (a)	3,200	117,984
Salix Pharmaceuticals Ltd. (a)	6,900	324,024
SXC Health Solutions Corp. (a)	12,000	514,320
United Therapeutics Corp. (a)	3,240	204,833
Valeant Pharmaceuticals International, Inc.	5,690	160,970
Watson Pharmaceuticals, Inc. (a)	9,930	512,884

		3,713,807

Real Estate — 1.0%
CB Richard Ellis Group, Inc. Class A (a)	14,910	305,357
PDG Realty SA Empreendimentos e Participacoes	55,100	337,369

		642,726

Retail — 9.3%
Abercrombie & Fitch Co. Class A	5,530	318,694
Advance Auto Parts, Inc.	5,550	367,133
Big Lots, Inc. (a)	10,900	332,014
The Cheesecake Factory, Inc. (a)	8,270	253,558
Coach, Inc.	18,750	1,037,062
Columbia Sportswear Co.	6,800	410,040
Darden Restaurants, Inc.	3,040	141,178
Dick’s Sporting Goods, Inc. (a)	19,960	748,500
Domino’s Pizza UK & IRL PLC	8,632	74,295
Guess?, Inc.	7,260	343,543
Hanesbrands, Inc. (a)	17,800	452,120
Nordstrom, Inc.	8,710	369,130
Pandora A/S (a)	6,718	405,711
Ross Stores, Inc.	7,900	499,675
Williams-Sonoma, Inc.	11,200	399,728

		6,152,381

Semiconductors — 7.9%
Aeroflex Holding Corp. (a)	8,700	143,115
ASML Holding NV	8,900	341,226
Broadcom Corp. Class A	19,640	855,322
Cavium Networks, Inc. (a)	9,400	354,192
Cree, Inc. (a)	3,940	259,606
Cypress Semiconductor Corp. (a)	29,030	539,377
Lam Research Corp. (a)	7,600	393,528
LSI Corp. (a)	51,900	310,881
Netlogic Microsystems, Inc. (a)	11,270	353,991
OmniVision Technologies, Inc. (a)	14,800	438,228
Skyworks Solutions, Inc. (a)	27,500	787,325

	Number of Shares	Value
Varian Semiconductor Equipment Associates, Inc. (a)	11,640	$430,331

		5,207,122

Software — 3.5%
Allscripts Healthcare Solutions, Inc. (a)	25,500	491,385
Citrix Systems, Inc. (a)	2,600	177,866
Concur Technologies, Inc. (a)	6,600	342,738
MSCI, Inc. Class A (a)	3,960	154,282
Salesforce.com, Inc. (a)	3,810	502,920
SEI Investments Co.	17,500	416,325
VeriFone Systems, Inc. (a)	6,760	260,665

		2,346,181

Telecommunications — 7.7%
AAC Acoustic Technologies Holdings, Inc.	82,000	218,673
Acme Packet, Inc. (a)	13,190	701,180
ADTRAN, Inc.	14,500	525,045
Aruba Networks, Inc. (a)	35,530	741,866
Atheros Communications, Inc. (a)	9,030	324,358
Crown Castle International Corp. (a)	7,130	312,508
Finisar Corp. (a)	20,180	599,144
Juniper Networks, Inc. (a)	7,050	260,286
MetroPCS Communications, Inc. (a)	33,000	416,790
NII Holdings, Inc. (a)	5,660	252,776
Polycom, Inc. (a)	19,400	756,212

		5,108,838

Transportation — 2.2%
Canadian Pacific Railway Ltd.	2,830	183,412
Expeditors International of Washington, Inc.	6,700	365,820
J.B. Hunt Transport Services, Inc.	9,200	375,452
United Continental Holdings, Inc. (a)	23,574	561,533

		1,486,217

TOTAL COMMON STOCK (Cost $49,953,284)		64,968,385

TOTAL EQUITIES (Cost $49,953,284)		64,968,385

TOTAL LONG-TERM INVESTMENTS (Cost $49,953,284)		64,968,385

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.4%
Repurchase Agreement — 2.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$1,566,077	$1,566,077

TOTAL SHORT-TERM INVESTMENTS (Cost $1,566,077)		1,566,077

TOTAL INVESTMENTS — 100.4% (Cost $51,519,361) (c)		66,534,462

Other Assets/(Liabilities) — (0.4)%		(237,548)

NET ASSETS — 100.0%		$66,296,914

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $1,566,078. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates ranging from 12/15/17 - 8/15/39, and an aggregate market value, including accrued interest, of $1,603,044.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 96.2%

COMMON STOCK — 96.2%
Advertising — 0.9%
Lamar Advertising Co. Class A (a)	367,000	$14,621,280

Aerospace & Defense — 2.0%
Alliant Techsystems, Inc. (a)	34,000	2,530,620
BE Aerospace, Inc. (a)	192,600	7,131,978
Goodrich Corp.	150,200	13,228,114
Rockwell Collins, Inc.	156,000	9,088,560

		31,979,272

Airlines — 0.2%
Alaska Air Group, Inc. (a)	56,100	3,180,309

Apparel — 0.2%
The Warnaco Group, Inc. (a)	64,200	3,535,494

Auto Manufacturers — 0.2%
Navistar International Corp. (a)	41,100	2,380,101

Automotive & Parts — 1.1%
Autoliv, Inc.	35,900	2,833,946
Tenneco, Inc. (a)	67,800	2,790,648
WABCO Holdings, Inc. (a)	202,000	12,307,860

		17,932,454

Banks — 1.2%
Fifth Third Bancorp	285,000	4,183,800
First Republic Bank/San Francisco CA (a)	17,000	495,040
Popular, Inc. (a)	1,293,000	4,060,020
SunTrust Banks, Inc.	151,000	4,456,010
TCF Financial Corp.	432,000	6,397,920

		19,592,790

Beverages — 0.3%
Hansen Natural Corp. (a)	91,300	4,773,164

Biotechnology — 2.4%
Alexion Pharmaceuticals, Inc. (a)	82,000	6,605,100
Human Genome Sciences, Inc. (a)	306,000	7,310,340
Illumina, Inc. (a)	200,800	12,718,672
Regeneron Pharmaceuticals, Inc. (a)	154,000	5,055,820
Vertex Pharmaceuticals, Inc. (a)	153,000	5,359,590

		37,049,522

Building Materials — 0.2%
Lennox International, Inc.	66,900	3,163,701

Chemicals — 0.4%
Albemarle Corp.	46,700	2,604,926
CF Industries Holdings, Inc.	17,200	2,324,580
Ecolab, Inc.	39,800	2,006,716

		6,936,222

	Number of Shares	Value
Coal — 1.8%
Alpha Natural Resources, Inc. (a)	98,000	$5,882,940
CONSOL Energy, Inc.	289,000	14,085,860
Peabody Energy Corp.	130,000	8,317,400

		28,286,200

Commercial Services — 6.1%
Alliance Data Systems Corp. (a)	38,500	2,734,655
Booz Allen Hamilton Holding Corp. (a)	21,000	408,030
Gartner, Inc. (a)	307,000	10,192,400
Global Payments, Inc.	333,000	15,387,930
Hertz Global Holdings, Inc. (a)	997,000	14,446,530
Manpower, Inc.	128,000	8,033,280
Moody’s Corp.	123,300	3,272,382
Quanta Services, Inc. (a)	617,000	12,290,640
Robert Half International, Inc.	355,000	10,863,000
Verisk Analytics, Inc. Class A (a)	192,000	6,543,360
Western Union Co.	688,000	12,776,160

		96,948,367

Computers — 2.4%
Cognizant Technology Solutions Corp. Class A (a)	59,100	4,331,439
IHS, Inc. Class A (a)	272,100	21,874,119
MICROS Systems, Inc. (a)	185,000	8,114,100
NetApp, Inc. (a)	66,800	3,671,328

		37,990,986

Distribution & Wholesale — 1.6%
Fastenal Co.	236,000	14,138,760
LKQ Corp. (a)	251,600	5,716,352
Watsco, Inc.	40,200	2,535,816
WESCO International, Inc. (a)	43,700	2,307,360

		24,698,288

Diversified Financial — 3.0%
CBOE Holdings, Inc.	153,800	3,515,868
Eaton Vance Corp.	217,000	6,559,910
Interactive Brokers Group, Inc. Class A	153,000	2,726,460
IntercontinentalExchange, Inc. (a)	72,000	8,578,800
LPL Investment Holdings, Inc. (a)	23,000	836,510
NYSE Euronext	257,000	7,704,860
Raymond James Financial, Inc.	158,200	5,173,140
TD Ameritrade Holding Corp.	548,000	10,406,520
Waddell & Reed Financial, Inc. Class A	50,500	1,782,145

		47,284,213

Electric — 0.8%
Calpine Corp. (a)	982,000	13,099,880

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Electrical Components & Equipment — 1.9%
A123 Systems, Inc. (a)	148,000	$1,411,920
AMETEK, Inc.	720,600	28,283,550

		29,695,470

Electronics — 3.6%
Amphenol Corp. Class A	92,400	4,876,872
Dolby Laboratories, Inc. Class A (a)	184,000	12,272,800
FLIR Systems, Inc. (a)	313,000	9,311,750
Jabil Circuit, Inc.	155,200	3,117,968
Trimble Navigation Ltd. (a)	275,000	10,980,750
Tyco Electronics Ltd.	111,800	3,957,720
Waters Corp. (a)	154,000	11,967,340

		56,485,200

Energy – Alternate Sources — 0.3%
First Solar, Inc. (a)	38,000	4,945,320

Engineering & Construction — 1.9%
Chicago Bridge & Iron Co. NV (a)	184,900	6,083,210
Foster Wheeler AG (a)	193,300	6,672,716
McDermott International, Inc. (a)	790,000	16,345,100

		29,101,026

Entertainment — 0.2%
Madison Square Garden, Inc. Class A (a)	102,000	2,629,560

Environmental Controls — 0.1%
Waste Connections, Inc.	77,500	2,133,575

Foods — 0.7%
Whole Foods Market, Inc. (a)	218,000	11,028,620

Health Care – Products — 4.7%
Bruker Corp. (a)	307,000	5,096,200
C.R. Bard, Inc.	122,000	11,195,940
CareFusion Corp. (a)	407,000	10,459,900
The Cooper Cos., Inc.	95,000	5,352,300
Edwards Lifesciences Corp. (a)	184,700	14,931,148
Henry Schein, Inc. (a)	198,000	12,155,220
IDEXX Laboratories, Inc. (a)	122,000	8,444,840
QIAGEN NV (a)	359,000	7,018,450

		74,653,998

Health Care – Services — 2.4%
Community Health Systems, Inc. (a)	337,000	12,593,690
Covance, Inc. (a)	245,000	12,595,450
DaVita, Inc. (a)	51,400	3,571,786
Laboratory Corporation of America Holdings (a)	76,000	6,681,920
MEDNAX, Inc. (a)	33,400	2,247,486

		37,690,332

Home Furnishing — 0.3%
Harman International Industries, Inc. (a)	115,600	5,352,280

	Number of Shares	Value
Insurance — 1.7%
Aon Corp.	219,000	$10,076,190
HCC Insurance Holdings, Inc.	15,100	436,994
Principal Financial Group, Inc.	306,000	9,963,360
W.R. Berkley Corp.	235,000	6,434,300

		26,910,844

Internet — 3.5%
Akamai Technologies, Inc. (a)	96,000	4,516,800
Ariba, Inc. (a)	100,100	2,351,349
Check Point Software Technologies Ltd. (a)	61,600	2,849,616
Equinix, Inc. (a)	116,400	9,458,664
Expedia, Inc.	487,000	12,218,830
Liberty Media Corp. - Interactive Class A (a)	551,000	8,689,270
McAfee, Inc. (a)	185,000	8,567,350
Rackspace Hosting, Inc. (a)	159,000	4,994,190
WebMD Health Corp. (a)	22,600	1,153,956

		54,800,025

Lodging — 2.1%
Choice Hotels International, Inc.	141,000	5,396,070
Gaylord Entertainment Co. (a)	62,000	2,228,280
Marriott International, Inc. Class A	373,000	15,494,420
Starwood Hotels & Resorts Worldwide, Inc.	77,000	4,680,060
Wynn Resorts Ltd.	48,000	4,984,320

		32,783,150

Machinery – Construction & Mining — 0.3%
Ingersoll-Rand PLC	113,000	5,321,170

Machinery – Diversified — 3.7%
Babcock & Wilcox Co. (a)	399,000	10,210,410
Cummins, Inc.	28,200	3,102,282
Gardner Denver, Inc.	215,000	14,796,300
IDEX Corp.	282,000	11,031,840
Roper Industries, Inc.	216,000	16,508,880
Wabtec Corp.	40,000	2,115,600

		57,765,312

Manufacturing — 1.5%
CLARCOR, Inc.	71,300	3,058,057
Cooper Industries PLC	55,500	3,235,095
Danaher Corp.	61,000	2,877,370
Pall Corp.	84,700	4,199,426
Textron, Inc.	399,000	9,432,360

		22,802,308

Media — 3.5%
Cablevision Systems Corp. Class A	359,000	12,148,560
Discovery Communications, Inc. Series A (a)	316,500	13,198,050
Discovery Communications, Inc. Series C (a)	212,000	7,778,280

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
FactSet Research Systems, Inc.	122,000	$11,438,720
Liberty Media Corp. - Starz Series A (a)	92,000	6,116,160
Scripps Networks Interactive Class A	82,200	4,253,850

		54,933,620

Mining — 1.7%
Agnico-Eagle Mines Ltd.	210,000	16,107,000
Franco-Nevada Corp.	209,000	6,988,378
HudBay Minerals, Inc.	163,000	2,974,750

		26,070,128

Oil & Gas — 4.6%
Atlas Energy, Inc. (a)	198,000	8,706,060
Cabot Oil & Gas Corp.	53,900	2,040,115
Concho Resources, Inc. (a)	100,100	8,775,767
Continental Resources, Inc. (a)	161,400	9,498,390
Denbury Resources, Inc. (a)	128,400	2,451,156
EQT Corp.	160,633	7,202,784
InterOil Corp. (a)	61,600	4,439,512
Range Resources Corp.	276,000	12,414,480
SM Energy Co.	124,000	7,307,320
Ultra Petroleum Corp. (a)	214,000	10,222,780

		73,058,364

Oil & Gas Services — 1.4%
FMC Technologies, Inc. (a)	139,000	12,358,490
Superior Energy Services, Inc. (a)	74,500	2,606,755
Trican Well Service Ltd.	314,400	6,365,755
Trican Well Service Ltd. (b)	70,600	1,429,460

		22,760,460

Packaging & Containers — 0.2%
Crown Holdings, Inc. (a)	92,400	3,084,312

Pharmaceuticals — 4.4%
BioMarin Pharmaceutical, Inc. (a)	154,000	4,147,220
Catalyst Health Solutions, Inc. (a)	56,500	2,626,685
Cephalon, Inc. (a)	187,000	11,541,640
DENTSPLY International, Inc.	314,000	10,729,380
Elan Corp. PLC Sponsored ADR (Ireland) (a)	435,000	2,492,550
Hospira, Inc. (a)	64,200	3,575,298
Perrigo Co.	38,500	2,438,205
Shire PLC Sponsored ADR (United Kingdom)	51,400	3,720,332
SXC Health Solutions Corp. (a)	57,000	2,443,020
Theravance, Inc. (a)	181,000	4,537,670
United Therapeutics Corp. (a)	100,700	6,366,254
Valeant Pharmaceuticals International, Inc.	363,000	10,269,270
Watson Pharmaceuticals, Inc. (a)	84,700	4,374,755

		69,262,279

	Number of Shares	Value
Real Estate — 0.2%
CB Richard Ellis Group, Inc. Class A (a)	174,600	$3,575,808

Retail — 8.5%
Bed Bath & Beyond, Inc. (a)	199,600	9,810,340
CarMax, Inc. (a)	441,000	14,059,080
Chico’s FAS, Inc.	146,400	1,761,192
Chipotle Mexican Grill, Inc. (a)	74,000	15,736,840
Coach, Inc.	123,000	6,803,130
Dollar General Corp. (a)	491,000	15,058,970
Dollar Tree, Inc. (a)	70,600	3,959,248
Kohl’s Corp. (a)	79,700	4,330,898
MSC Industrial Direct Co., Inc. Class A	140,400	9,082,476
O’Reilly Automotive, Inc. (a)	246,900	14,917,698
Panera Bread Co. Class A (a)	50,000	5,060,500
Shoppers Drug Mart Corp. (b)	38,000	1,510,144
Shoppers Drug Mart Corp.	248,000	9,855,675
Starbucks Corp.	319,700	10,271,961
Tiffany & Co.	38,500	2,397,395
Tim Hortons, Inc.	135,000	5,566,050
Tractor Supply Co.	38,500	1,866,865
Urban Outfitters, Inc. (a)	59,100	2,116,371

		134,164,833

Semiconductors — 8.3%
Altera Corp.	309,000	10,994,220
Analog Devices, Inc.	69,300	2,610,531
Broadcom Corp. Class A	66,800	2,909,140
Cree, Inc. (a)	101,000	6,654,890
Intersil Corp. Class A	338,000	5,161,260
Marvell Technology Group Ltd. (a)	452,000	8,384,600
MEMC Electronic Materials, Inc. (a)	540,000	6,080,400
Microchip Technology, Inc.	293,000	10,023,530
National Semiconductor Corp.	614,000	8,448,640
NVIDIA Corp. (a)	401,000	6,175,400
ON Semiconductor Corp. (a)	236,000	2,331,680
PMC-Sierra, Inc. (a)	268,000	2,302,120
Rovi Corp. (a)	313,600	19,446,336
Silicon Laboratories, Inc. (a)	152,000	6,995,040
Skyworks Solutions, Inc. (a)	437,900	12,537,077
Varian Semiconductor Equipment Associates, Inc. (a)	214,000	7,911,580
Xilinx, Inc.	401,000	11,620,980

		130,587,424

Software — 5.7%
Autodesk, Inc. (a)	132,000	5,042,400
Blackboard, Inc. (a)	51,400	2,122,820
Cerner Corp. (a)	37,000	3,505,380
Electronic Arts, Inc. (a)	306,000	5,012,280
Fiserv, Inc. (a)	266,000	15,576,960

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Intuit, Inc. (a)	132,900	$6,551,970
MSCI, Inc. Class A (a)	293,000	11,415,280
Nuance Communications, Inc. (a)	614,000	11,162,520
Red Hat, Inc. (a)	284,000	12,964,600
Solera Holdings, Inc.	247,000	12,676,040
VeriFone Systems, Inc. (a)	102,700	3,960,112

		89,990,362

Telecommunications — 3.3%
ADTRAN, Inc.	101,300	3,668,073
Atheros Communications, Inc. (a)	153,000	5,495,760
Crown Castle International Corp. (a)	92,400	4,049,892
JDS Uniphase Corp. (a)	1,118,000	16,188,640
Juniper Networks, Inc. (a)	432,400	15,964,208
NII Holdings, Inc. (a)	105,300	4,702,698
RF Micro Devices, Inc. (a)	309,100	2,271,885

		52,341,156

Transportation — 0.7%
Hub Group, Inc. Class A (a)	123,300	4,332,762
UTI Worldwide, Inc.	321,000	6,805,200

		11,137,962

TOTAL COMMON STOCK (Cost $1,098,818,063)		1,518,517,141

TOTAL EQUITIES (Cost $1,098,818,063)		1,518,517,141

MUTUAL FUNDS — 0.7%
Diversified Financial — 0.7%
T. Rowe Price Government Reserve Investment Fund	11,808,008	11,808,008

TOTAL MUTUAL FUNDS (Cost $11,808,008)		11,808,008

TOTAL LONG-TERM INVESTMENTS (Cost $1,110,626,071)		1,530,325,149

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 3.8%
Repurchase Agreement — 3.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (c)	$59,194,826	$59,194,826

TOTAL SHORT-TERM INVESTMENTS (Cost $59,194,826)		59,194,826

TOTAL INVESTMENTS — 100.7% (Cost $1,169,820,897) (d)		1,589,519,975

Other Assets/(Liabilities) — (0.7)%		(11,132,168)

NET ASSETS — 100.0%		$1,578,387,807

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, these securities amounted to a value of $2,939,604 or 0.19% of net assets.
(c)	Maturity value of $59,194,876. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates ranging from 7/15/25 - 8/15/39, and an aggregate market value, including accrued interest, of $60,382,779.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 98.8%

COMMON STOCK — 98.8%
Advertising — 0.4%
APAC Customer Services, Inc. (a)	298,100	$1,809,467
Harte-Hanks, Inc.	140,200	1,790,354

		3,599,821

Aerospace & Defense — 0.5%
Cubic Corp.	36,000	1,697,400
Teledyne Technologies, Inc. (a)	48,100	2,114,957

		3,812,357

Airlines — 0.9%
Allegiant Travel Co.	28,320	1,394,477
Copa Holdings SA Class A	35,860	2,110,002
JetBlue Airways Corp. (a)	301,490	1,992,849
US Airways Group, Inc. (a)	170,100	1,702,701

		7,200,029

Apparel — 2.4%
Crocs, Inc. (a)	88,405	1,513,494
Under Armour, Inc. Class A (a)	327,681	17,970,026

		19,483,520

Automotive & Parts — 0.9%
ArvinMeritor, Inc. (a)	250,670	5,143,748
Tenneco, Inc. (a)	56,800	2,337,888

		7,481,636

Banks — 1.2%
Boston Private Financial Holdings, Inc.	261,100	1,710,205
CVB Financial Corp.	148,700	1,289,229
East West Bancorp, Inc.	51,590	1,008,585
MB Financial, Inc.	92,294	1,598,532
Synovus Financial Corp.	450,500	1,189,320
TCF Financial Corp.	61,400	909,334
Umpqua Holdings Corp.	154,900	1,886,682

		9,591,887

Beverages — 0.6%
Cott Corp. (a)	159,600	1,437,996
Green Mountain Coffee Roasters, Inc. (a)	101,230	3,326,418

		4,764,414

Biotechnology — 1.0%
Incyte Corp. (a)	146,120	2,419,747
Regeneron Pharmaceuticals, Inc. (a)	96,440	3,166,125
Seattle Genetics, Inc. (a)	169,170	2,529,092

		8,114,964

Building Materials — 0.5%
Lennox International, Inc.	50,100	2,369,229
Trex Co., Inc. (a)	74,449	1,783,798

		4,153,027

	Number of Shares	Value
Chemicals — 1.0%
Ferro Corp. (a)	98,600	$1,443,504
Georgia Gulf Corp. (a)	18,000	433,080
Methanex Corp.	146,420	4,451,168
Olin Corp.	80,900	1,660,068

		7,987,820

Commercial Services — 8.9%
The Advisory Board Co. (a)	51,730	2,463,900
AerCap Holdings NV (a)	164,524	2,323,079
Capella Education Co. (a)	199,390	13,275,386
Convergys Corp. (a)	174,000	2,291,580
Corrections Corporation of America (a)	106,820	2,676,909
CoStar Group, Inc. (a)	180,500	10,389,580
The Geo Group, Inc. (a)	75,030	1,850,240
Healthspring, Inc. (a)	66,900	1,774,857
HMS Holdings Corp. (a)	35,295	2,286,057
Huron Consulting Group, Inc. (a)	86,900	2,298,505
Localiza Rent a Car SA	126,760	2,054,567
PAREXEL International Corp. (a)	67,410	1,431,114
Pharmaceutical Product Development, Inc.	114,080	3,096,131
RSC Holdings, Inc. (a)	168,700	1,643,138
Strayer Education, Inc.	92,621	14,098,769
SuccessFactors, Inc. (a)	97,230	2,815,781
TrueBlue, Inc. (a)	68,005	1,223,410
United Rentals, Inc. (a)	148,090	3,369,047
VistaPrint NV (a)	28,490	1,310,540

		72,672,590

Computers — 6.3%
Cadence Design Systems, Inc. (a)	264,910	2,188,157
Compellent Technologies, Inc. (a)	33,835	933,508
Fortinet, Inc. (a)	75,300	2,435,955
MICROS Systems, Inc. (a)	384,221	16,851,933
RealD, Inc. (a)	123,150	3,192,048
Riverbed Technology, Inc. (a)	236,020	8,300,823
STEC, Inc. (a)	25,800	455,370
Stratasys, Inc. (a)	332,794	10,862,396
SYKES Enterprises, Inc. (a)	232,217	4,704,716
Syntel, Inc.	28,900	1,381,131

		51,306,037

Distribution & Wholesale — 3.0%
Beacon Roofing Supply, Inc. (a)	122,885	2,195,955
Ingram Micro, Inc. Class A (a)	126,829	2,421,165
LKQ Corp. (a)	819,172	18,611,588
Watsco, Inc.	23,100	1,457,148

		24,685,856

Diversified Financial — 4.9%
Evercore Partners, Inc. Class A	14,100	479,400
Financial Engines, Inc. (a)	101,000	2,002,830

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Greenhill & Co., Inc.	190,677	$15,574,497
National Financial Partners Corp. (a)	71,600	959,440
Portfolio Recovery Associates, Inc. (a)	224,136	16,855,027
Stifel Financial Corp. (a)	37,850	2,348,214
Waddell & Reed Financial, Inc. Class A	49,420	1,744,032

		39,963,440

Electric — 0.3%
ITC Holdings Corp.	36,600	2,268,468

Electrical Components & Equipment — 3.3%
A123 Systems, Inc. (a)	105,800	1,009,332
General Cable Corp. (a)	444,010	15,580,311
GrafTech International Ltd. (a)	351,600	6,975,744
Power-One, Inc. (a)	151,050	1,540,710
SunPower Corp. Class B (a)	162,334	2,014,565

		27,120,662

Electronics — 3.2%
Celestica, Inc. (a)	242,900	2,356,130
Jabil Circuit, Inc.	348,440	7,000,160
PerkinElmer, Inc.	561,100	14,487,602
Stoneridge, Inc. (a)	113,800	1,796,902

		25,640,794

Engineering & Construction — 0.6%
Aecom Technology Corp. (a)	106,730	2,985,238
Foster Wheeler AG (a)	53,950	1,862,354

		4,847,592

Entertainment — 1.8%
Bally Technologies, Inc. (a)	51,500	2,172,785
Churchill Downs, Inc.	50,200	2,178,680
Cinemark Holdings, Inc.	205,550	3,543,682
DreamWorks Animation SKG, Inc. Class A (a)	82,800	2,440,116
Penn National Gaming, Inc. (a)	132,060	4,641,909

		14,977,172

Foods — 0.2%
The Fresh Market, Inc. (a)	39,600	1,631,520

Gas — 0.3%
UGI Corp.	69,000	2,179,020

Health Care – Products — 6.1%
Gen-Probe, Inc. (a)	24,200	1,412,070
HeartWare International, Inc. (a)	19,180	1,679,593
Masimo Corp.	305,487	8,880,507
NuVasive, Inc. (a)	481,318	12,345,807
Orthovita, Inc. (a)	318,600	640,386
Stereotaxis, Inc. (a)	351,674	1,346,911
Volcano Corp. (a)	583,415	15,933,064
Zoll Medical Corp. (a)	207,666	7,731,405

		49,969,743

	Number of Shares	Value
Health Care – Services — 2.0%
Fleury SA	90,500	$1,452,982
Health Management Associates, Inc. Class A (a)	314,940	3,004,527
Healthways, Inc. (a)	361,050	4,029,318
Kindred Healthcare, Inc. (a)	110,900	2,037,233
RehabCare Group, Inc. (a)	74,500	1,765,650
WellCare Health Plans, Inc. (a)	140,390	4,242,586

		16,532,296

Home Builders — 0.1%
Thor Industries, Inc.	27,400	930,504

Home Furnishing — 1.8%
DTS, Inc. (a)	146,150	7,168,657
Tempur-Pedic International, Inc. (a)	102,580	4,109,355
TiVo, Inc. (a)	373,200	3,220,716

		14,498,728

Insurance — 0.4%
Assured Guaranty Ltd.	66,800	1,182,360
eHealth, Inc. (a)	118,000	1,674,420

		2,856,780

Internet — 5.2%
Ancestry.com, Inc. (a)	51,280	1,452,249
Archipelago Learning, Inc. (a)	223,800	2,195,478
Ariba, Inc. (a)	50,900	1,195,641
Blue Nile, Inc. (a)	53,800	3,069,828
Constant Contact, Inc. (a)	409,200	12,681,108
DealerTrack Holdings, Inc. (a)	653,570	13,117,150
Dice Holdings, Inc. (a)	81,700	1,172,395
IAC/InterActiveCorp (a)	77,300	2,218,510
QuinStreet, Inc. (a)	74,490	1,430,953
S1 Corp. (a)	223,400	1,541,460
TIBCO Software, Inc. (a)	115,780	2,282,024

		42,356,796

Leisure Time — 0.3%
Brunswick Corp.	115,510	2,164,657

Machinery – Diversified — 6.5%
Gardner Denver, Inc.	175,500	12,077,910
Graco, Inc.	312,693	12,335,739
Hollysys Automation Technologies Ltd. (a)	96,900	1,469,004
Lindsay Corp.	21,210	1,260,510
Nordson Corp.	78,900	7,249,332
Wabtec Corp.	346,077	18,304,013

		52,696,508

Manufacturing — 1.1%
Acuity Brands, Inc.	88,700	5,115,329
FreightCar America, Inc.	55,944	1,619,019
LSB Industries, Inc. (a)	75,110	1,822,169

		8,556,517

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Media — 1.4%
FactSet Research Systems, Inc.	124,244	$11,649,117

Office Furnishings — 0.3%
Knoll, Inc.	148,568	2,485,543

Oil & Gas — 0.8%
Atlas Energy, Inc. (a)	24,100	1,059,677
Cabot Oil & Gas Corp.	42,720	1,616,952
Comstock Resources, Inc. (a)	72,400	1,778,144
Rosetta Resources, Inc. (a)	44,100	1,659,924

		6,114,697

Oil & Gas Services — 5.1%
Core Laboratories NV	70,283	6,258,701
Dresser-Rand Group, Inc. (a)	320,900	13,667,131
Dril-Quip, Inc. (a)	181,771	14,127,242
Global Industries Ltd. (a)	393,500	2,726,955
ION Geophysical Corp. (a)	329,700	2,795,856
Oceaneering International, Inc. (a)	23,060	1,697,908

		41,273,793

Packaging & Containers — 0.6%
Silgan Holdings, Inc.	125,470	4,493,081

Pharmaceuticals — 1.4%
Amylin Pharmaceuticals, Inc. (a)	76,800	1,129,728
Cadence Pharmaceuticals, Inc. (a)	117,547	887,480
Onyx Pharmaceuticals, Inc. (a)	37,810	1,394,055
Pharmasset, Inc. (a)	21,700	941,997
Salix Pharmaceuticals Ltd. (a)	73,910	3,470,813
SXC Health Solutions Corp. (a)	52,080	2,232,149
Targacept, Inc. (a)	49,600	1,314,400

		11,370,622

Real Estate Investment Trusts (REITS) — 0.9%
Glimcher Realty Trust	180,002	1,512,017
MFA Financial, Inc.	197,800	1,614,048
OMEGA Healthcare Investors, Inc.	70,900	1,590,996
Redwood Trust, Inc.	135,400	2,021,522
Sabra Health Care REIT, Inc.	42,100	774,640

		7,513,223

Retail — 6.3%
AFC Enterprises, Inc (a)	67,962	944,672
Big Lots, Inc. (a)	53,900	1,641,794
The Cheesecake Factory, Inc. (a)	109,089	3,344,669
The Children’s Place Retail Store, Inc. (a)	52,050	2,583,762
Columbia Sportswear Co.	201,465	12,148,340
Denny’s Corp. (a)	441,100	1,579,138
Dick’s Sporting Goods, Inc. (a)	63,000	2,362,500
Domino’s Pizza UK & IRL PLC	223,975	1,927,737
Domino’s Pizza, Inc. (a)	95,930	1,530,084
Hanesbrands, Inc. (a)	130,460	3,313,684
Liz Claiborne, Inc. (a)	90,200	645,832

	Number of Shares	Value
Lumber Liquidators Holdings, Inc. (a)	54,100	$1,347,631
Nu Skin Enterprises, Inc. Class A	49,578	1,500,230
O’Reilly Automotive, Inc. (a)	68,928	4,164,630
Rush Enterprises, Inc. Class A (a)	75,553	1,544,303
The Talbots, Inc. (a)	174,600	1,487,592
Zumiez, Inc. (a)	325,466	8,745,271

		50,811,869

Semiconductors — 4.4%
Applied Micro Circuits Corp. (a)	144,240	1,540,483
Cavium Networks, Inc. (a)	198,930	7,495,683
Fairchild Semiconductor International, Inc. (a)	163,100	2,545,991
LSI Corp. (a)	227,580	1,363,204
Microsemi Corp. (a)	89,100	2,040,390
Nanometrics, Inc. (a)	148,700	1,907,821
Netlogic Microsystems, Inc. (a)	29,200	917,172
OmniVision Technologies, Inc. (a)	69,440	2,056,118
ON Semiconductor Corp. (a)	313,500	3,097,380
QLogic Corp. (a)	71,100	1,210,122
Semtech Corp. (a)	390,540	8,841,826
Skyworks Solutions, Inc. (a)	105,100	3,009,013

		36,025,203

Software — 5.5%
Allscripts Healthcare Solutions, Inc. (a)	97,080	1,870,732
CommVault Systems, Inc. (a)	330,852	9,468,984
Concur Technologies, Inc. (a)	109,355	5,678,805
Emdeon, Inc. Class A (a)	44,000	595,760
Informatica Corp. (a)	68,600	3,020,458
Omnicell, Inc. (a)	115,864	1,674,235
Parametric Technology Corp. (a)	76,140	1,715,434
Quest Software, Inc. (a)	44,900	1,245,526
RealPage, Inc. (a)	39,000	1,206,270
RightNow Technologies, Inc. (a)	83,100	1,966,977
Rosetta Stone, Inc. (a)	285,108	6,049,992
SolarWinds, Inc. (a)	74,300	1,430,275
Synchronoss Technologies, Inc. (a)	202,100	5,398,091
Totvs SA	17,620	1,794,281
VeriFone Systems, Inc. (a)	36,290	1,399,342

		44,515,162

Storage & Warehousing — 0.2%
Mobile Mini, Inc. (a)	91,124	1,794,232

Telecommunications — 3.1%
AAC Acoustic Technologies Holdings, Inc.	558,000	1,488,045
Acme Packet, Inc. (a)	43,550	2,315,118
ADTRAN, Inc.	65,300	2,364,513
Aruba Networks, Inc. (a)	64,080	1,337,990
Ciena Corp. (a)	79,800	1,679,790
DigitalGlobe, Inc. (a)	800	25,368

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Finisar Corp. (a)	82,510	$2,449,722
Ixia (a)	57,010	956,628
JDS Uniphase Corp. (a)	128,420	1,859,521
Leap Wireless International, Inc. (a)	152,100	1,864,746
MetroPCS Communications, Inc. (a)	179,660	2,269,106
Polycom, Inc. (a)	69,050	2,691,569
tw telecom, inc. (a)	101,500	1,730,575
Vonage Holdings Corp. (a)	890,200	1,994,048

		25,026,739

Toys, Games & Hobbies — 0.1%
RC2 Corp. (a)	55,760	1,213,895

Transportation — 3.0%
Con-way, Inc.	118,630	4,338,299
Genesee & Wyoming, Inc. Class A (a)	37,700	1,996,215
J.B. Hunt Transport Services, Inc.	278,080	11,348,445
Old Dominion Freight Line, Inc. (a)	66,095	2,114,379
Overseas Shipholding Group, Inc.	52,550	1,861,321
Swift Transporation Co. (a)	116,500	1,457,415
Vitran Corp., Inc. (a)	81,400	1,067,968

		24,184,042

TOTAL COMMON STOCK (Cost $662,034,020)		802,516,373

TOTAL EQUITIES (Cost $662,034,020)		802,516,373

MUTUAL FUNDS — 0.8%
Diversified Financial — 0.8%
iShares Russell 2000 Index Fund	80,420	6,291,257

TOTAL MUTUAL FUNDS (Cost $6,230,815)		6,291,257

TOTAL LONG-TERM INVESTMENTS (Cost $668,264,835)		808,807,630

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.0%
Repurchase Agreement — 1.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$8,437,097	$8,437,097

TOTAL SHORT-TERM INVESTMENTS (Cost $8,437,097)		8,437,097

TOTAL INVESTMENTS — 100.6% (Cost $676,701,932) (c)		817,244,727

Other Assets/(Liabilities) — (0.6)%		(4,952,022)

NET ASSETS — 100.0%		$812,292,705

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $8,437,104. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates ranging from 12/15/17 - 5/15/39, and an aggregate market value, including accrued interest, of $8,609,359.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 97.7%

COMMON STOCK — 97.7%
Aerospace & Defense — 1.1%
Teledyne Technologies, Inc. (a)	4,553	$200,196
Triumph Group, Inc.	5,776	516,432

		716,628

Airlines — 0.9%
Allegiant Travel Co.	3,180	156,583
JetBlue Airways Corp. (a)	65,685	434,178

		590,761

Apparel — 1.0%
Steven Madden Ltd. (a)	9,727	405,811
The Warnaco Group, Inc. (a)	4,360	240,105

		645,916

Automotive & Parts — 4.0%
American Axle & Manufacturing Holdings, Inc. (a)	56,325	724,340
ArvinMeritor, Inc. (a)	35,015	718,508
WABCO Holdings, Inc. (a)	17,851	1,087,661

		2,530,509

Banks — 0.9%
Signature Bank (a)	3,880	194,000
Sterling Bancshares, Inc.	21,440	150,509
UMB Financial Corp.	6,220	257,632

		602,141

Biotechnology — 1.2%
Alexion Pharmaceuticals, Inc. (a)	1,910	153,851
Regeneron Pharmaceuticals, Inc. (a)	10,355	339,955
Seattle Genetics, Inc. (a)	17,830	266,558

		760,364

Building Materials — 1.1%
Interline Brands, Inc. (a)	5,850	133,205
Texas Industries, Inc.	12,835	587,586

		720,791

Chemicals — 2.8%
Arch Chemicals, Inc.	5,420	205,581
Huntsman Corp.	53,661	837,648
Intrepid Potash, Inc. (a)	20,303	757,099

		1,800,328

Coal — 0.8%
Cloud Peak Energy, Inc. (a)	21,984	510,688

Commercial Services — 6.1%
Aaron’s, Inc.	8,040	163,936
Chemed Corp.	1,900	120,669
The Corporate Executive Board Co.	2,350	88,242
Emergency Medical Services Corp. Class A (a)	2,044	132,063

	Number of Shares	Value
Exponent, Inc. (a)	1,860	$69,806
FTI Consulting, Inc. (a)	12,629	470,809
The Geo Group, Inc. (a)	36,710	905,269
Kforce, Inc. (a)	11,940	193,189
Monster Worldwide, Inc. (a)	11,605	274,226
Sotheby’s	13,430	604,350
SuccessFactors, Inc. (a)	23,512	680,907
VistaPrint NV (a)	4,010	184,460

		3,887,926

Computers — 4.3%
CACI International, Inc. Class A (a)	4,190	223,746
Compellent Technologies, Inc. (a)	3,130	86,357
Fortinet, Inc. (a)	14,328	463,511
Mentor Graphics Corp. (a)	13,230	158,760
Netscout Systems, Inc. (a)	14,030	322,830
Radiant Systems, Inc. (a)	22,935	448,838
Riverbed Technology, Inc. (a)	29,810	1,048,417

		2,752,459

Cosmetics & Personal Care — 0.2%
Inter Parfums, Inc.	6,890	129,877

Diversified Financial — 1.7%
Duff & Phelps Corp. Class A	20,892	352,239
MarketAxess Holdings, Inc.	6,770	140,884
optionsXpress Holdings, Inc.	16,885	264,588
Portfolio Recovery Associates, Inc. (a)	3,060	230,112
World Acceptance Corp. (a)	1,620	85,536

		1,073,359

Electrical Components & Equipment — 1.8%
EnerSys (a)	6,380	204,926
GrafTech International Ltd. (a)	48,285	957,974

		1,162,900

Electronics — 4.4%
Analogic Corp.	3,040	150,510
Coherent, Inc. (a)	16,616	750,046
Gentex Corp.	17,411	514,669
Kemet Corp. (a)	4,220	61,528
Oyo Geospace Corp. (a)	9,825	973,756
PerkinElmer, Inc.	6,420	165,765
Sonic Solutions (a)	13,230	198,450

		2,814,724

Engineering & Construction — 0.1%
EMCOR Group, Inc. (a)	3,400	98,532

Entertainment — 3.6%
Bally Technologies, Inc. (a)	18,269	770,769
Lions Gate Entertainment Corp. (a)	20,380	132,674
Pinnacle Entertainment, Inc. (a)	37,145	520,773
Shuffle Master, Inc. (a)	74,508	853,116

		2,277,332

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Environmental Controls — 1.1%
Waste Connections, Inc.	25,392	$699,042

Foods — 0.8%
The Fresh Market, Inc. (a)	8,294	341,713
United Natural Foods, Inc. (a)	4,820	176,797

		518,510

Hand & Machine Tools — 1.0%
Regal-Beloit Corp.	9,878	659,455

Health Care – Products — 4.5%
American Medical Systems Holdings, Inc. (a)	30,720	579,379
ArthroCare Corp. (a)	11,360	352,841
Bruker Corp. (a)	30,667	509,072
The Cooper Cos., Inc.	5,470	308,180
HeartWare International, Inc. (a)	880	77,062
PSS World Medical, Inc. (a)	3,390	76,614
Thoratec Corp. (a)	20,946	593,191
Vital Images, Inc. (a)	15,591	217,962
Volcano Corp. (a)	5,344	145,945

		2,860,246

Health Care – Services — 2.6%
Centene Corp. (a)	22,310	565,336
Genoptix, Inc. (a)	17,662	335,931
ICON PLC Sponsored ADR (Ireland) (a)	19,722	431,912
MEDNAX, Inc. (a)	1,390	93,533
RehabCare Group, Inc. (a)	5,080	120,396
Thermo Fisher Scientific, Inc. (a)	2,400	132,864

		1,679,972

Home Furnishing — 2.7%
DTS, Inc. (a)	18,572	910,957
Universal Electronics, Inc. (a)	27,685	785,423

		1,696,380

Household Products — 0.2%
Jarden Corp.	3,430	105,884

Insurance — 0.7%
Arch Capital Group Ltd. (a)	1,420	125,031
MGIC Investment Corp. (a)	30,187	307,606

		432,637

Internet — 2.7%
Constant Contact, Inc. (a)	4,960	153,710
Rackspace Hosting, Inc. (a)	5,180	162,704
Sourcefire, Inc. (a)	6,136	159,106
Terremark Worldwide, Inc. (a)	10,530	136,364
TIBCO Software, Inc. (a)	46,520	916,909
Vocus, Inc. (a)	6,360	175,918

		1,704,711

	Number of Shares	Value
Iron & Steel — 0.4%
Schnitzer Steel Industries, Inc. Class A	3,420	$227,054

Leisure Time — 0.2%
WMS Industries, Inc. (a)	2,930	132,553

Lodging — 0.4%
Orient-Express Hotels Ltd. (a)	20,490	266,165

Machinery – Diversified — 0.3%
Columbus McKinnon Corp. (a)	4,430	90,017
The Middleby Corp. (a)	1,440	121,565

		211,582

Manufacturing — 0.5%
Crane Co.	3,880	159,351
EnPro Industries, Inc. (a)	3,710	154,188

		313,539

Metal Fabricate & Hardware — 0.8%
Mueller Industries, Inc.	5,450	178,215
Northwest Pipe Co. (a)	14,096	338,727

		516,942

Mining — 1.0%
AMCOL International Corp.	190	5,890
RTI International Metals, Inc. (a)	12,512	337,574
Titanium Metals Corp. (a)	15,778	271,066

		614,530

Oil & Gas — 1.9%
Brigham Exploration Co. (a)	3,620	98,609
Gulfport Energy Corp. (a)	12,740	275,821
Northern Oil and Gas, Inc. (a)	4,820	131,152
Oasis Petroleum, Inc. (a)	23,989	650,582
Pioneer Drilling Co. (a)	4,230	37,266
Resolute Energy Corp. (a)	3,650	53,874

		1,247,304

Oil & Gas Services — 2.9%
Dril-Quip, Inc. (a)	1,090	84,715
Lufkin Industries, Inc.	23,333	1,455,746
Oil States International, Inc. (a)	4,580	293,532

		1,833,993

Pharmaceuticals — 5.7%
Amylin Pharmaceuticals, Inc. (a)	9,020	132,684
BioMarin Pharmaceutical, Inc. (a)	17,617	474,426
Catalyst Health Solutions, Inc. (a)	10,839	503,905
Herbalife Ltd.	7,040	481,325
MAP Pharmaceuticals, Inc. (a)	8,820	147,647
Medicis Pharmaceutical Corp. Class A	3,770	100,998
Nektar Therapeutics (a)	10,480	134,668
Pharmasset, Inc. (a)	2,400	104,184
Salix Pharmaceuticals Ltd. (a)	12,400	582,304
Sirona Dental Systems, Inc. (a)	15,514	648,175
SXC Health Solutions Corp. (a)	4,120	176,583

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Theravance, Inc. (a)	3,420	$85,739
United Therapeutics Corp. (a)	1,390	87,876

		3,660,514

Real Estate Investment Trusts (REITS) — 1.7%
DuPont Fabros Technology, Inc.	10,930	232,481
Hatteras Financial Corp.	5,190	157,101
Hersha Hospitality Trust	25,510	168,366
MFA Financial, Inc.	19,280	157,325
Redwood Trust, Inc.	25,088	374,564

		1,089,837

Retail — 9.8%
99 Cents Only Stores (a)	7,330	116,840
BJ’s Restaurants, Inc. (a)	23,525	833,491
Buffalo Wild Wings, Inc. (a)	4,990	218,811
Casey’s General Stores, Inc.	4,090	173,866
Cash America International, Inc.	20,611	761,164
The Cato Corp. Class A	600	16,446
The Cheesecake Factory, Inc. (a)	3,780	115,895
Chico’s FAS, Inc.	46,767	562,607
Citi Trends, Inc. (a)	5,810	142,635
Genesco, Inc. (a)	36,308	1,361,187
Jos. A. Bank Clothiers, Inc. (a)	3,070	123,782
Nu Skin Enterprises, Inc. Class A	3,680	111,357
P.F. Chang’s China Bistro, Inc.	2,260	109,520
Papa John’s International, Inc. (a)	420	11,634
Tractor Supply Co.	3,420	165,836
Ulta Salon Cosmetics & Fragrance, Inc. (a)	4,020	136,680
Vitamin Shoppe, Inc. (a)	39,042	1,313,373

		6,275,124

Savings & Loans — 0.2%
Dime Community Bancshares, Inc.	8,000	116,720

Semiconductors — 7.2%
Entropic Communications, Inc. (a)	13,360	161,389
Mellanox Technologies Ltd. (a)	3,770	98,661
Netlogic Microsystems, Inc. (a)	16,490	517,951
OmniVision Technologies, Inc. (a)	12,260	363,019
PMC-Sierra, Inc. (a)	20,760	178,328
Progress Software Corp. (a)	13,147	556,381
QLogic Corp. (a)	8,650	147,223
Rovi Corp. (a)	15,562	965,000
Teradyne, Inc. (a)	28,200	395,928
TriQuint Semiconductor, Inc. (a)	11,200	130,928
Ultratech, Inc. (a)	5,550	110,334
Varian Semiconductor Equipment Associates, Inc. (a)	12,820	473,955
Veeco Instruments, Inc. (a)	11,780	506,069

		4,605,166

Software — 7.4%
Acxiom Corp. (a)	10,850	186,078

	Number of Shares	Value
Allscripts Healthcare Solutions, Inc. (a)	35,958	$692,911
ANSYS, Inc. (a)	13,305	692,791
Blackboard, Inc. (a)	3,030	125,139
CommVault Systems, Inc. (a)	6,920	198,050
Compuware Corp. (a)	55,598	648,829
Informatica Corp. (a)	16,065	707,342
MedAssets, Inc. (a)	24,542	495,503
Quality Systems, Inc.	11,309	789,594
Quest Software, Inc. (a)	5,910	163,943

		4,700,180

Telecommunications — 3.2%
CommScope, Inc. (a)	2,440	76,177
EMS Technologies, Inc. (a)	26,443	523,043
GeoEye Inc. (a)	2,560	108,518
Harmonic, Inc. (a)	42,760	366,453
Infinera Corp. (a)	14,110	145,756
Ixia (a)	4,650	78,027
NETGEAR, Inc. (a)	6,990	235,423
NICE Systems Ltd. Sponsored ADR (Israel) (a)	13,881	484,447

		2,017,844

Transportation — 1.8%
Atlas Air Worldwide Holdings, Inc. (a)	8,370	467,297
Landstar System, Inc.	11,530	472,038
Werner Enterprises, Inc.	9,110	205,886

		1,145,221

TOTAL COMMON STOCK (Cost $46,117,904)		62,406,340

TOTAL EQUITIES (Cost $46,117,904)		62,406,340

MUTUAL FUNDS — 1.3%
Diversified Financial — 1.3%
iShares Russell 2000 Growth Index Fund	9,160	800,767

TOTAL MUTUAL FUNDS (Cost $770,935)		800,767

TOTAL LONG-TERM INVESTMENTS (Cost $46,888,839)		63,207,107

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.5%
Repurchase Agreement — 1.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$979,796	$979,796

TOTAL SHORT-TERM INVESTMENTS (Cost $979,796)		979,796

TOTAL INVESTMENTS — 100.5% (Cost $47,868,635) (c)		64,186,903

Other Assets/(Liabilities) — (0.5)%		(345,761)

NET ASSETS — 100.0%		$63,841,142

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $979,797. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates ranging from 12/25/38 - 5/15/39, and an aggregate market value, including accrued interest, of $1,002,488.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 96.0%

COMMON STOCK — 92.9%
Aerospace & Defense — 0.8%
BAE Systems PLC	223,600	$1,151,116

Agriculture — 2.4%
Imperial Tobacco Group PLC	60,900	1,868,867
Japan Tobacco, Inc.	418	1,546,174

		3,415,041

Apparel — 0.2%
Yue Yuen Industrial Holdings Ltd.	92,500	331,596

Auto Manufacturers — 2.6%
Nissan Motor Co. Ltd.	154,500	1,470,598
Renault SA (a)	28,300	1,651,587
Toyota Motor Corp.	17,700	697,571

		3,819,756

Automotive & Parts — 2.7%
GKN PLC	365,700	1,266,546
Magna International, Inc.	8,646	451,205
NGK Spark Plug Co., Ltd.	37,000	567,663
Sumitomo Electric Industries Ltd.	97,100	1,348,740
Sumitomo Rubber Industries Ltd.	33,700	352,206

		3,986,360

Banks — 15.7%
Banco do Brasil SA	83,900	1,588,445
Bank of Baroda	28,300	566,332
Bank of China Ltd. Class H	2,164,800	1,142,787
Barclays PLC	349,800	1,439,649
BNP Paribas	26,551	1,698,827
China Construction Bank Corp. Class H	986,540	886,978
Danske Bank A/S (a)	37,696	968,442
DnB NOR ASA	29,700	417,464
KB Financial Group, Inc. (a)	34,006	1,791,777
KBC Groep NV (a)	13,400	458,756
Lloyds Banking Group PLC (a)	671,700	689,113
National Australia Bank Ltd.	89,200	2,162,142
National Bank of Canada	12,700	874,841
Societe Generale	38,232	2,063,420
Sumitomo Mitsui Financial Group, Inc.	42,600	1,517,562
The Toronto-Dominion Bank	7,500	559,842
Turkiye Garanti Bankasi AS	206,500	1,050,016
Turkiye Is Bankasi	199,900	714,745
Turkiye Vakiflar Bankasi TAO	153,000	388,350
UniCredit SpA	830,850	1,722,149

		22,701,637

Building Materials — 1.0%
Asahi Glass Co. Ltd.	119,000	1,390,433

	Number of Shares	Value
Chemicals — 2.6%
Agrium, Inc.	16,500	$1,517,794
Arkema	12,300	888,708
Clariant AG (a)	24,800	503,168
Koninklijke DSM NV	14,115	806,513

		3,716,183

Coal — 0.7%
Banpu PCL	39,900	1,047,632

Computers — 1.5%
Cap Gemini SA	32,700	1,532,377
Compal Electronics, Inc.	290	383
Lite On Technology Corp.	221,000	303,869
Wistron Corp.	178,000	361,834

		2,198,463

Distribution & Wholesale — 2.9%
Inchcape PLC (a)	107,780	600,008
ITOCHU Corp.	62,000	627,526
Mitsubishi Corp.	59,100	1,599,500
Mitsui & Co. Ltd.	80,200	1,324,279

		4,151,313

Diversified Financial — 2.5%
Hana Financial Group, Inc.	45,900	1,750,285
Macquarie Group Ltd.	11,600	439,132
ORIX Corp.	15,290	1,504,444

		3,693,861

Electric — 3.0%
E.ON AG	57,500	1,767,500
Electricite de France	22,700	934,512
The Tokyo Electric Power Co., Inc.	67,300	1,644,901

		4,346,913

Electrical Components & Equipment — 2.0%
LG Electronics, Inc. (a)	7,170	752,982
Sharp Corp.	110,000	1,133,762
Toshiba Corp.	186,000	1,013,238

		2,899,982

Electronics — 1.6%
AU Optronics Corp. (a)	1,892,790	1,974,456
Pegatron Corp. (a)	257,000	370,079

		2,344,535

Engineering & Construction — 1.4%
Bouygues SA	45,749	1,979,984

Foods — 1.6%
Delhaize Group	23,400	1,729,403
Koninlijke Ahold NV	49,000	648,574

		2,377,977

Gas — 0.3%
Tokyo Gas Co. Ltd.	89,000	394,831

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Holding Company – Diversified — 1.2%
Bidvest Group Ltd.	54,402	$1,294,256
TUI Travel PLC	114,000	437,920

		1,732,176

Home Furnishing — 0.9%
Sony Corp.	38,200	1,376,834

Insurance — 4.0%
Allianz SE	20,234	2,409,799
Aviva PLC	216,400	1,331,819
Muenchener Rueckversicherungs AG	11,300	1,717,814
Old Mutual PLC	178,400	342,921

		5,802,353

Iron & Steel — 3.2%
Hyundai Steel Co. (a)	9,400	1,030,325
JFE Holdings, Inc.	41,300	1,438,186
Tata Steel Ltd.	47,000	713,688
ThyssenKrupp AG	33,400	1,386,864

		4,569,063

Leisure Time — 0.4%
Thomas Cook Group PLC	186,200	551,656

Machinery – Construction & Mining — 1.8%
Rio Tinto PLC	36,800	2,581,838

Manufacturing — 0.3%
Konica Minolta Holdings, Inc.	40,500	420,731

Media — 1.9%
Lagardere S.C.A	27,800	1,148,196
Vivendi SA	60,070	1,627,962

		2,776,158

Mining — 2.8%
Gold Fields Ltd. Sponsored ADR (South Africa)	25,600	464,128
KGHM Polska Miedz SA	22,500	1,320,834
Korea Zinc Co. ,Ltd. (a)	873	212,553
Lundin Mining Corp. (a)	113,200	826,211
Xstrata PLC	53,070	1,249,839

		4,073,565

Oil & Gas — 11.8%
BP PLC	323,400	2,370,509
China Petroleum & Chemical Corp. Class H	700,000	669,406
ENI SpA	30,900	676,713
Gazprom OAO Sponsored ADR (Russia)	117,200	2,981,568
JX Holdings, Inc.	72,000	487,982
KazMunaiGas Exploration Production GDR (Kazakhstan) (b)	21,900	434,277
LUKOIL OAO Sponsored ADR (Russia)	30,300	1,733,766
Nexen, Inc.	64,421	1,476,625

	Number of Shares	Value
OMV AG	23,500	$979,467
Petroleo Brasileiro SA Sponsored ADR (Brazil)	17,100	584,307
PTT PCL	41,700	442,380
Royal Dutch Shell PLC Class A	85,200	2,821,899
Suncor Energy, Inc.	35,736	1,375,263

		17,034,162

Oil & Gas Services — 0.5%
Petroleum Geo-Services ASA (a)	46,850	731,824

Pharmaceuticals — 6.1%
AstraZeneca PLC	75,800	3,470,992
Bayer AG	25,700	1,903,422
Novartis AG	38,190	2,249,078
Sanofi-Aventis	19,100	1,229,246

		8,852,738

Real Estate — 2.4%
Mitsui Fudosan Co. Ltd.	83,000	1,654,670
New World Development Ltd.	429,000	805,054
Rossi Residencial SA	61,400	547,248
Sumitomo Realty & Development Co. Ltd.	19,000	453,657

		3,460,629

Retail — 1.5%
Esprit Holdings Ltd.	226,800	1,076,285
Marks & Spencer Group PLC	82,800	476,883
PPR	3,800	605,936

		2,159,104

Semiconductors — 2.7%
Powertech Technology, Inc.	136,000	451,153
Samsung Electronics Co., Ltd.	4,110	3,434,591

		3,885,744

Software — 0.3%
Konami Corp.	17,700	375,798

Telecommunications — 5.5%
China Mobile Ltd.	66,000	655,524
China Unicom Ltd.	40,000	57,040
KDDI Corp.	187	1,080,426
Nippon Telegraph & Telephone Corp.	38,900	1,781,110
Telecom Italia SpA	973,000	1,260,753
Telecom Italia SpA- RSP	656,100	713,911
Vodafone Group PLC	944,100	2,459,108

		8,007,872

Toys, Games & Hobbies — 0.1%
Namco Bandai Holdings, Inc.	19,700	211,727

TOTAL COMMON STOCK (Cost $127,186,222)		134,551,585

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PREFERRED STOCK — 3.1%
Banks — 0.3%
Banco Bradesco SA	23,507	$468,813

Electric — 0.2%
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA BRL	16,400	312,727

Mining — 2.6%
Vale SA Sponsored ADR (Brazil) 1.770%	124,000	3,747,280

TOTAL PREFERRED STOCK (Cost $3,936,000)		4,528,820

TOTAL EQUITIES (Cost $131,122,222)		139,080,405

RIGHTS — 0.0%
Banks — 0.0%
Banco Bradesco SA, Expires 1/31/11, Strike 24.060 BRL (a)	389	2,013

TOTAL RIGHTS (Cost $0)		2,013

TOTAL LONG-TERM INVESTMENTS (Cost $131,122,222)		139,082,418

	Principal Amount

SHORT-TERM INVESTMENTS — 2.4%
Repurchase Agreement — 2.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (c)	$3,401,452	3,401,452

TOTAL SHORT-TERM INVESTMENTS (Cost $3,401,452)		3,401,452

TOTAL INVESTMENTS — 98.4% (Cost $134,523,674) (d)		142,483,870

Other Assets/(Liabilities) — 1.6%		2,319,049

NET ASSETS — 100.0%		$144,802,919

Notes to Portfolio of Investments

ADR	American Depositary Receipt
BRL	Brazilian Real
GDR	Global Depositary Receipt
(a)	Non-income producing security.
(b)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2010, these securities amounted to a value of $434,277 or 0.30% of net assets.
(c)	Maturity value of $3,401,455. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 5/15/39, and an aggregate market value, including accrued interest, of $3,470,961.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 99.7%

COMMON STOCK — 99.0%
Advertising — 0.5%
Publicis Groupe	58,000	$3,033,067

Aerospace & Defense — 0.4%
BAE Systems PLC	413,100	2,126,682

Agriculture — 1.5%
British American Tobacco PLC	15,700	604,663
Imperial Tobacco Group PLC	52,300	1,604,955
Japan Tobacco, Inc.	1,522	5,629,850
KT&G Corp. (a)	12,510	721,052

		8,560,520

Apparel — 0.5%
Burberry Group PLC	154,356	2,708,162
Yue Yuen Industrial Holdings Ltd.	88,500	317,257

		3,025,419

Auto Manufacturers — 2.2%
Daimler AG (a)	21,600	1,467,027
Honda Motor Co. Ltd.	82,500	3,263,312
Nissan Motor Co. Ltd.	136,900	1,303,074
Renault SA (a)	23,900	1,394,803
Toyota Motor Corp.	124,700	4,914,524

		12,342,740

Automotive & Parts — 1.0%
Denso Corp.	67,100	2,315,586
GKN PLC	311,600	1,079,179
Magna International, Inc.	7,351	383,624
NGK Spark Plug Co., Ltd.	32,000	490,951
Sumitomo Electric Industries Ltd.	82,800	1,150,110
Sumitomo Rubber Industries Ltd.	29,100	304,131

		5,723,581

Banks — 12.3%
Banco do Brasil SA	72,200	1,366,933
Banco Santander SA	552,393	5,882,522
Banco Santander SA ADS (Brazil)	146,440	1,991,584
Bank of Baroda	24,400	488,286
Bank of China Ltd. Class H	2,051,500	1,082,977
Bank of Ireland (a)	3,455,950	1,742,835
Barclays PLC	586,050	2,411,968
BNP Paribas	92,641	5,927,497
China Construction Bank Corp. Class H	647,350	582,019
Danske Bank A/S (a)	33,121	850,907
DnB NOR ASA	26,100	366,863
Erste Group Bank AG	33,506	1,578,143
The Governor & Co. of the Bank of Ireland (a)	698,200	375,022
HSBC Holdings PLC	797,617	8,131,004

	Number of Shares	Value
ICICI Bank Ltd. Sponsored ADR (India)	81,750	$4,139,820
Intesa Sanpaolo	1,341,900	3,647,273
Julius Baer Group Ltd.	131,756	6,175,812
KB Financial Group, Inc. (a)	29,434	1,550,878
KBC Groep NV (a)	5,100	174,601
Komercni Banka AS	9,764	2,315,762
Lloyds Banking Group PLC (a)	377,800	387,594
National Australia Bank Ltd.	79,500	1,927,021
National Bank of Canada	7,900	544,192
Societe Generale	32,476	1,752,763
Standard Chartered PLC	174,510	4,700,325
Sumitomo Mitsui Financial Group, Inc.	135,800	4,837,674
The Toronto-Dominion Bank	6,700	500,126
Turkiye Garanti Bankasi AS	184,200	936,625
Turkiye Is Bankasi	80,300	287,114
Turkiye Vakiflar Bankasi TAO	175,300	444,953
UniCredit SpA	707,875	1,467,252
Westpac Banking Corp.	64,170	1,457,713

		70,026,058

Beverages — 4.9%
Diageo PLC	598,394	11,087,520
Fomento Economico Mexicano SAB de CV, Series B Sponsored ADR (Mexico)	19,700	1,101,624
Foster’s Group Ltd.	252,200	1,466,762
Heineken Holding NV Class A	61,300	2,674,074
Heineken NV	152,140	7,473,345
Pernod-Ricard SA	43,674	4,119,961

		27,923,286

Building Materials — 1.0%
Asahi Glass Co. Ltd.	103,000	1,203,484
Geberit AG Registered	7,100	1,643,070
Holcim Ltd.	34,900	2,639,607

		5,486,161

Chemicals — 6.5%
Agrium, Inc.	15,100	1,389,012
Air Liquide	42,127	5,340,464
Akzo Nobel NV	108,840	6,789,593
Arkema	10,700	773,104
Clariant AG (a)	21,400	434,185
Givaudan SA Registered	4,746	5,128,560
Koninklijke DSM NV	11,722	669,780
Linde AG	76,215	11,594,466
Shin-Etsu Chemical Co. Ltd.	92,600	5,017,099

		37,136,263

Coal — 0.1%
Banpu PCL	23,700	622,278

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Commercial Services — 3.7%
Adecco SA	66,400	$4,347,779
Brambles Ltd.	577,500	4,205,782
Experian PLC	136,800	1,703,680
G4S PLC	1,033,400	4,107,086
Hays PLC	832,640	1,676,030
Meitec Corp. (a)	67,900	1,453,180
Randstad Holding NV (a)	67,500	3,572,164

		21,065,701

Computers — 0.3%
Cap Gemini SA	26,600	1,246,521
Compal Electronics, Inc.	372	492
Lite On Technology Corp.	188,000	258,495
Wistron Corp.	149,000	302,883

		1,808,391

Cosmetics & Personal Care — 0.7%
Beiersdorf AG	75,440	4,195,304

Distribution & Wholesale — 1.8%
Inchcape PLC (a)	104,300	580,635
ITOCHU Corp.	39,000	394,734
Li & Fung Ltd.	478,800	2,797,023
Mitsubishi Corp.	55,600	1,504,775
Mitsui & Co. Ltd.	74,500	1,230,160
Wolseley PLC (a)	117,600	3,754,446

		10,261,773

Diversified Financial — 5.9%
Aeon Credit Service Co. Ltd.	53,000	749,562
Credit Suisse Group	134,800	5,443,325
Daiwa Securities Group, Inc.	1,349,120	6,943,119
Deutsche Boerse AG	55,880	3,876,366
Hana Financial Group, Inc.	39,700	1,513,863
Macquarie Group Ltd.	14,600	552,701
Nomura Holdings, Inc.	278,300	1,765,090
ORIX Corp.	12,710	1,250,587
Schroders PLC	21,100	480,266
Schroders PLC	53,100	1,537,586
UBS AG (a)	558,835	9,179,113

		33,291,578

Electric — 0.9%
E.ON AG	54,800	1,684,504
Electricite de France	20,300	835,709
Red Electrica Corp. SA	22,411	1,056,070
The Tokyo Electric Power Co., Inc.	57,500	1,405,376

		4,981,659

Electrical Components & Equipment — 2.6%
Legrand SA	65,288	2,666,991
LG Electronics, Inc. (a)	6,120	642,712
Schneider Electric SA	63,398	9,512,945
Sharp Corp.	97,000	999,772

	Number of Shares	Value
Toshiba Corp.	156,000	$849,813

		14,672,233

Electronics — 2.4%
AU Optronics Corp. (a)	1,852,800	1,932,740
Fanuc Ltd.	20,600	3,162,700
Hirose Electric Co. Ltd.	5,000	563,851
Hoya Corp.	193,100	4,689,382
Omron Corp.	100,700	2,669,551
Orbotech Ltd. (a)	33,200	434,256
Pegatron Corp. (a)	199,000	286,559

		13,739,039

Engineering & Construction — 0.3%
Bouygues SA	40,869	1,768,781

Entertainment — 0.1%
William Hill PLC	306,156	815,768

Food Services — 0.6%
Compass Group PLC	213,600	1,937,151
Sodexo	25,000	1,727,805

		3,664,956

Foods — 4.9%
Danone SA	113,896	7,170,082
Delhaize Group	20,100	1,485,513
Koninlijke Ahold NV	119,600	1,583,050
Nestle SA	221,691	12,996,535
Tesco PLC	696,148	4,617,835

		27,853,015

Forest Products & Paper — 0.4%
Svenska Cellulosa AB Class B	142,527	2,248,604

Health Care – Products — 1.3%
Sonova Holding AG	13,059	1,692,683
Synthes, Inc.	41,667	5,665,205

		7,357,888

Holding Company – Diversified — 1.8%
Bidvest Group Ltd.	35,552	845,803
Keppel Corp Ltd.	96,000	846,631
LVMH Moet Hennessy Louis Vuitton SA	51,983	8,567,133
TUI Travel PLC	48,800	187,460

		10,447,027

Home Furnishing — 0.2%
Sony Corp.	35,400	1,275,914

Household Products — 1.4%
Reckitt Benckiser Group PLC	147,207	8,099,069

Insurance — 3.3%
AIA Group Ltd. (a)	233,800	657,194
Allianz SE	61,200	7,288,707
Aviva PLC	183,400	1,128,723

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
AXA SA	65,697	$1,098,779
ING Groep NV (a)	492,564	4,817,546
Muenchener Rueckversicherungs AG	6,602	1,003,629
Old Mutual PLC	310,800	597,421
Swiss Reinsurance Co. Ltd.	37,374	2,037,165

		18,629,164

Iron & Steel — 1.0%
ArcelorMittal	81,800	3,119,165
Hyundai Steel Co. (a)	4,400	482,280
JFE Holdings, Inc.	35,600	1,239,695
ThyssenKrupp AG	20,200	838,762

		5,679,902

Leisure Time — 0.1%
Thomas Cook Group PLC	127,800	378,634

Machinery – Construction & Mining — 0.4%
Rio Tinto PLC	32,700	2,294,188

Machinery – Diversified — 0.4%
MAN SE	20,204	2,407,568

Manufacturing — 1.6%
Konica Minolta Holdings, Inc.	186,500	1,937,441
Olympus Corp.	128,900	3,900,891
Smiths Group PLC	163,798	3,183,240

		9,021,572

Media — 3.9%
Grupo Televisa SA Sponsored ADR (Mexico) (a)	87,700	2,274,061
Reed Elsevier PLC	394,100	3,330,430
Societe Television Francaise 1	266,400	4,643,897
Thomson Reuters Corp.	50,600	1,894,384
Vivendi SA	60,700	1,645,036
Wolters Kluwer NV	188,107	4,133,038
WPP PLC	338,887	4,189,109

		22,109,955

Metal Fabricate & Hardware — 1.2%
Assa Abloy AB Series B	148,000	4,172,747
Vallourec SA	23,750	2,501,010

		6,673,757

Mining — 0.7%
BHP Billiton Ltd.	12,600	586,111
Gold Fields Ltd. Sponsored ADR (South Africa)	22,500	407,925
KGHM Polska Miedz SA	23,000	1,350,185
Korea Zinc Co. ,Ltd. (a)	771	187,719
Lundin Mining Corp. (a)	50,900	371,503
Xstrata PLC	45,185	1,064,141

		3,967,584

Office Equipment / Supplies — 1.8%
Canon, Inc.	193,450	9,925,097

	Number of Shares	Value
Oil & Gas — 5.1%
BG Group PLC	114,503	$2,317,683
BP PLC	299,600	2,196,056
China Petroleum & Chemical Corp. Class H	952,000	910,393
CNOOC Ltd.	725,000	1,734,304
ENI SpA	27,100	593,492
Gazprom OAO Sponsored ADR (Russia)	101,700	2,587,248
Inpex Corp.	754	4,413,954
KazMunaiGas Exploration Production GDR (Kazakhstan)	20,800	412,464
LUKOIL OAO Sponsored ADR (Russia)	17,200	984,184
Nexen, Inc.	59,787	1,370,407
OMV AG	12,700	529,329
Petroleo Brasileiro SA Sponsored ADR (Brazil)	15,900	543,303
PTT PCL	35,200	373,424
Royal Dutch Shell PLC Class A	129,235	4,315,463
Royal Dutch Shell PLC Class A	64,300	2,129,672
Suncor Energy, Inc.	30,664	1,180,072
Total SA	45,281	2,409,956

		29,001,404

Oil & Gas Services — 0.2%
Cie Generale de Geophysique-Veritas (a)	20,200	618,032
Petroleum Geo-Services ASA (a)	41,750	652,159

		1,270,191

Packaging & Containers — 0.3%
Amcor Ltd.	280,300	1,935,393

Pharmaceuticals — 5.1%
AstraZeneca PLC	63,900	2,926,074
Bayer AG	89,700	6,643,461
GlaxoSmithKline PLC	110,000	2,137,523
Merck KGaA	35,007	2,808,079
Novartis AG	82,460	4,856,219
Roche Holding AG	60,192	8,830,779
Sanofi-Aventis	16,200	1,042,606

		29,244,741

Real Estate — 0.4%
Mitsui Fudosan Co. Ltd.	63,000	1,255,954
New World Development Ltd.	214,000	401,589
Rossi Residencial SA	53,100	473,272

		2,130,815

Retail — 2.8%
Aeon Co. Ltd.	23,600	295,369
Cie Financiere Richemont SA	87,186	5,133,367
Esprit Holdings Ltd.	639,200	3,033,340
Lawson, Inc.	73,600	3,642,299

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Marks & Spencer Group PLC	72,759	$419,052
PPR	3,300	526,208
Signet Jewelers Ltd. (a)	60,500	2,625,700

		15,675,335

Semiconductors — 3.7%
Powertech Technology, Inc.	210,000	696,634
Rohm Co. Ltd.	72,900	4,761,950
Samsung Electronics Co., Ltd.	12,403	10,364,776
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	407,687	5,112,395

		20,935,755

Software — 2.1%
Infosys Technologies Ltd. Sponsored ADR (India)	64,530	4,909,442
SAP AG	136,030	6,942,217

		11,851,659

Telecommunications — 2.9%
America Movil SAB de CV Series L ADR (Mexico)	16,970	973,060
China Mobile Ltd.	108,500	1,077,642
China Unicom Ltd.	1,674,000	2,387,137
KDDI Corp.	144	831,986
LG Uplus Corp. (a)	22,230	141,125
MTN Group Ltd.	150,210	3,064,616
Nippon Telegraph & Telephone Corp.	37,500	1,717,009
Singapore Telecommunications Ltd.	926,500	2,201,618
Telecom Italia SpA	829,600	1,074,944
Telecom Italia SpA- RSP	566,300	616,198
Vodafone Group PLC	804,100	2,094,448

		16,179,783

Toys, Games & Hobbies — 0.0%
Namco Bandai Holdings, Inc.	11,000	118,223

Transportation — 1.8%
Canadian National Railway Co.	118,190	7,856,089
East Japan Railway	3,400	221,200
Kuehne & Nagel International AG	14,000	1,946,577

		10,023,866

TOTAL COMMON STOCK (Cost $496,854,845)		563,007,341

PREFERRED STOCK — 0.7%
Banks — 0.1%
Banco Bradesco SA 0.530%	20,603	410,897

Electric — 0.0%
Eletropaulo Metropolitana SA 5.940%	14,100	268,869

	Number of Shares	Value
Mining — 0.6%
Vale SA Sponsored ADR (Brazil) 1.770%	104,800	$3,167,056

TOTAL PREFERRED STOCK (Cost $3,125,189)		3,846,822

TOTAL EQUITIES (Cost $499,980,034)		566,854,163

WARRANTS — 0.1%
Diversified Financial — 0.1%
Merrill Lynch & Co., Inc., Expires 12/23/14, Strike 14.562 (a)	40,200	611,836

TOTAL WARRANTS (Cost $501,302)		611,836

RIGHTS — 0.0%
Banks — 0.0%
Banco Bradesco SA, Expires 1/31/11, Strike 24.060 BRL (a)	341	1,764

TOTAL RIGHTS (Cost $0)		1,764

TOTAL LONG-TERM INVESTMENTS (Cost $500,481,336)		567,467,763

	Principal Amount

SHORT-TERM INVESTMENTS — 1.9%
Repurchase Agreement — 1.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$10,822,529	10,822,529

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/03/11	27,266	27,266

TOTAL SHORT-TERM INVESTMENTS (Cost $10,849,795)		10,849,795

TOTAL INVESTMENTS — 101.7% (Cost $511,331,131) (c)		578,317,558

Other Assets/(Liabilities) — (1.7)%		(9,672,054)

NET ASSETS — 100.0%		$568,645,504

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

ADR	American Depositary Receipt
ADS	American Depositary Share
BRL	Brazilian Real
GDR	Global Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $10,822,538. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates ranging from 12/15/17 - 8/15/39, and an aggregate market value, including accrued interest, of $11,047,519.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement Income Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
MUTUAL FUNDS — 100.1%

Diversified Financial — 100.1%
MassMutual Premier Capital Appreciation Fund, Class S (a)	9,624	$102,596
MassMutual Premier Core Bond Fund, Class S (a)	951,335	10,426,633
MassMutual Premier Diversified Bond Fund, Class S (a)	822,677	8,596,970
MassMutual Premier Enhanced Index Growth Fund, Class S (a)	469,860	4,421,378
MassMutual Premier Enhanced Index Value Fund, Class S (a)	421,587	4,211,656
MassMutual Premier Focused International Fund, Class S (a)	45,119	527,889
MassMutual Premier High Yield Fund, Class S (a)	240,532	2,095,030
MassMutual Premier Inflation-Protected and Income Fund, Class S (a)	1,094,837	11,583,380
MassMutual Premier International Bond Fund, Class S (a)	424,294	4,259,909
MassMutual Premier International Equity Fund, Class S (a)	94,264	1,360,232
MassMutual Premier Main Street Small Cap Fund, Class S (a)	5,933	63,183
MassMutual Premier Money Market Fund, Class S (a)	1,276,417	1,276,417
MassMutual Premier Short-Duration Bond Fund, Class S (a)	2,143,830	22,638,840
MassMutual Premier Strategic Emerging Markets Fund, Class S (a)	224,714	3,730,254
MassMutual Premier Value Fund, Class S (a)	9,792	141,978
MassMutual Select Aggressive Growth Fund, Class S (a) (b)	66,289	467,997
MassMutual Select Blue Chip Growth Fund, Class S (a)	46,555	495,812
MassMutual Select Core Opportunities Fund, Class S (a)	165,491	1,552,304
MassMutual Select Diversified International Fund, Class S (a)	177,434	1,256,233
MassMutual Select Diversified Value Fund, Class S (a)	66,266	591,095
MassMutual Select Focused Value Fund, Class S (a)	105,021	1,851,528
MassMutual Select Fundamental Value Fund, Class S (a)	99,043	1,038,960
MassMutual Select Large Cap Growth Fund, Class S (a)	96,777	895,185
MassMutual Select Large Cap Value Fund, Class S (a)	21,782	230,891

	Number of Shares	Value
MassMutual Select Mid Cap Growth Equity Fund, Class S (a) (b)	39,987	$434,259
MassMutual Select Mid Cap Growth Equity II Fund, Class S (a) (b)	54,009	851,181
MassMutual Select Mid-Cap Value Fund, Class S (a)	114,093	1,151,197
MassMutual Select Overseas Fund, Class S (a)	492,400	3,614,218
MassMutual Select PIMCO Total Return Fund, Class S (a)	366,069	3,686,319
MassMutual Select Small Cap Growth Equity Fund, Class S (a) (b)	21,207	365,813
MassMutual Select Small Cap Value Equity Fund, Class S (a)	56,271	531,763
MassMutual Select Small Company Growth Fund, Class S (a) (b)	63,584	636,480
MassMutual Select Small Company Value Fund, Class S (a)	49,476	679,801
MassMutual Select Strategic Bond Fund, Class S (a)	366,661	3,523,613
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a)	801,241	2,940,553
Oppenheimer Real Estate Fund, Class Y (a)	176,585	3,337,460

		105,569,007

TOTAL MUTUAL FUNDS (Cost $93,399,328)		105,569,007

TOTAL LONG-TERM INVESTMENTS (Cost $93,399,328)		105,569,007

TOTAL INVESTMENTS — 100.1% (Cost $93,399,328) (c)		105,569,007

Other Assets/(Liabilities) — (0.1)%		(102,740)

NET ASSETS — 100.0%		$105,466,267

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
MUTUAL FUNDS — 100.1%

Diversified Financial — 100.1%
MassMutual Premier Capital Appreciation Fund, Class S (a)	4,985	$53,137
MassMutual Premier Core Bond Fund, Class S (a)	1,017,012	11,146,450
MassMutual Premier Diversified Bond Fund, Class S (a)	670,462	7,006,329
MassMutual Premier Enhanced Index Growth Fund, Class S (a)	683,227	6,429,165
MassMutual Premier Enhanced Index Value Fund, Class S (a)	619,361	6,187,415
MassMutual Premier Focused International Fund, Class S (a)	70,629	826,357
MassMutual Premier High Yield Fund, Class S (a)	188,178	1,639,029
MassMutual Premier Inflation-Protected and Income Fund, Class S (a)	762,638	8,068,706
MassMutual Premier International Bond Fund, Class S (a)	269,027	2,701,034
MassMutual Premier International Equity Fund, Class S (a)	159,231	2,297,708
MassMutual Premier Main Street Small Cap Fund, Class S (a)	26,807	285,494
MassMutual Premier Money Market Fund, Class S (a)	482,641	482,641
MassMutual Premier Short-Duration Bond Fund, Class S (a)	1,403,410	14,820,006
MassMutual Premier Strategic Emerging Markets Fund, Class S (a)	313,548	5,204,896
MassMutual Premier Value Fund, Class S (a)	27,936	405,066
MassMutual Select Aggressive Growth Fund, Class S (a) (b)	110,603	780,857
MassMutual Select Blue Chip Growth Fund, Class S (a)	92,393	983,985
MassMutual Select Core Opportunities Fund, Class S (a)	164,666	1,544,566
MassMutual Select Diversified International Fund, Class S (a)	341,011	2,414,361
MassMutual Select Diversified Value Fund, Class S (a)	123,210	1,099,031
MassMutual Select Focused Value Fund, Class S (a)	105,573	1,861,260
MassMutual Select Fundamental Value Fund, Class S (a)	149,849	1,571,919
MassMutual Select Large Cap Growth Fund, Class S (a)	163,759	1,514,765

	Number of Shares	Value
MassMutual Select Large Cap Value Fund, Class S (a)	36,724	$389,275
MassMutual Select Mid Cap Growth Equity Fund, Class S (a) (b)	83,199	903,540
MassMutual Select Mid Cap Growth Equity II Fund, Class S (a) (b)	108,682	1,712,835
MassMutual Select Mid-Cap Value Fund, Class S (a)	245,247	2,474,541
MassMutual Select Overseas Fund, Class S (a)	761,194	5,587,163
MassMutual Select PIMCO Total Return Fund, Class S (a)	385,771	3,884,716
MassMutual Select Small Cap Growth Equity Fund, Class S (a) (b)	31,896	550,202
MassMutual Select Small Cap Value Equity Fund, Class S (a)	89,563	846,370
MassMutual Select Small Company Growth Fund, Class S (a) (b)	67,079	671,463
MassMutual Select Small Company Value Fund, Class S (a)	76,389	1,049,590
MassMutual Select Strategic Bond Fund, Class S (a)	268,156	2,576,977
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a)	913,550	3,352,728
Oppenheimer Real Estate Fund, Class Y (a)	199,283	3,766,440

		107,090,017

TOTAL MUTUAL FUNDS (Cost $94,099,292)		107,090,017

TOTAL LONG-TERM INVESTMENTS (Cost $94,099,292)		107,090,017

TOTAL INVESTMENTS — 100.1% (Cost $94,099,292) (c)		107,090,017

Other Assets/(Liabilities) — (0.1)%		(94,973)

NET ASSETS — 100.0%		$106,995,044

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2015 Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
MUTUAL FUNDS — 101.8%

Diversified Financial — 101.8%
MassMutual Premier Capital Appreciation Fund, Class S (a)	545	$5,810
MassMutual Premier Core Bond Fund, Class S (a)	8,512	93,296
MassMutual Premier Diversified Bond Fund, Class S (a)	4,289	44,818
MassMutual Premier Enhanced Index Growth Fund, Class S (a)	7,770	73,117
MassMutual Premier Enhanced Index Value Fund, Class S (a)	7,161	71,537
MassMutual Premier Focused International Fund, Class S (a)	1,751	20,489
MassMutual Premier High Yield Fund, Class S (a)	2,956	25,746
MassMutual Premier Inflation-Protected and Income Fund, Class S (a)	7,065	74,747
MassMutual Premier International Bond Fund, Class S (a)	3,261	32,740
MassMutual Premier International Equity Fund, Class S (a)	2,517	36,315
MassMutual Premier Main Street Small Cap Fund, Class S (a)	1,223	13,027
MassMutual Premier Short-Duration Bond Fund, Class S (a)	9,594	101,314
MassMutual Premier Strategic Emerging Markets Fund, Class S (a)	3,960	65,737
MassMutual Premier Value Fund, Class S (a)	426	6,184
MassMutual Select Aggressive Growth Fund, Class S (a) (b)	3,134	22,123
MassMutual Select Blue Chip Growth Fund, Class S (a)	2,431	25,890
MassMutual Select Core Opportunities Fund, Class S (a)	2,023	18,980
MassMutual Select Diversified International Fund, Class S (a)	7,153	50,646
MassMutual Select Diversified Value Fund, Class S (a)	2,884	25,727
MassMutual Select Focused Value Fund, Class S (a)	1,307	23,042
MassMutual Select Fundamental Value Fund, Class S (a)	4,173	43,773
MassMutual Select Large Cap Growth Fund, Class S (a)	3,585	33,162
MassMutual Select Large Cap Value Fund, Class S (a)	1,176	12,470
MassMutual Select Mid Cap Growth Equity Fund, Class S (a) (b)	1,365	14,829
MassMutual Select Mid Cap Growth Equity II Fund, Class S (a) (b)	2,140	33,724

	Number of Shares	Value
MassMutual Select Mid-Cap Value Fund, Class S (a)	4,641	$46,830
MassMutual Select Overseas Fund, Class S (a)	12,696	93,187
MassMutual Select PIMCO Total Return Fund, Class S (a)	4,460	44,908
MassMutual Select Small Cap Growth Equity Fund, Class S (a) (b)	1,182	20,389
MassMutual Select Small Cap Value Equity Fund, Class S (a)	1,714	16,197
MassMutual Select Small Company Growth Fund, Class S (a) (b)	1,731	17,327
MassMutual Select Small Company Value Fund, Class S (a)	1,557	21,389
MassMutual Select Strategic Bond Fund, Class S (a)	2,777	26,689
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a)	10,841	39,785
Oppenheimer Real Estate Fund, Class Y (a)	2,644	49,963

		1,345,907

TOTAL MUTUAL FUNDS (Cost $1,274,254)		1,345,907

TOTAL LONG-TERM INVESTMENTS (Cost $1,274,254)		1,345,907

TOTAL INVESTMENTS — 101.8% (Cost $1,274,254) (c)		1,345,907

Other Assets/(Liabilities) — (1.8)%		(23,212)

NET ASSETS — 100.0%		$1,322,695

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2020 Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
MUTUAL FUNDS — 100.1%

Diversified Financial — 100.1%
MassMutual Premier Capital Appreciation Fund, Class S (a)	146,090	$1,557,316
MassMutual Premier Core Bond Fund, Class S (a)	1,795,781	19,681,758
MassMutual Premier Diversified Bond Fund, Class S (a)	552,418	5,772,771
MassMutual Premier Enhanced Index Growth Fund, Class S (a)	2,904,435	27,330,736
MassMutual Premier Enhanced Index Value Fund, Class S (a)	2,570,378	25,678,074
MassMutual Premier Focused International Fund, Class S (a)	395,446	4,626,721
MassMutual Premier High Yield Fund, Class S (a)	908,339	7,911,634
MassMutual Premier Inflation-Protected and Income Fund, Class S (a)	1,228,104	12,993,336
MassMutual Premier International Bond Fund, Class S (a)	890,199	8,937,600
MassMutual Premier International Equity Fund, Class S (a)	898,159	12,960,438
MassMutual Premier Main Street Small Cap Fund, Class S (a)	1,367,922	14,568,365
MassMutual Premier Short-Duration Bond Fund, Class S (a)	1,830,740	19,332,615
MassMutual Premier Strategic Emerging Markets Fund, Class S (a)	1,197,644	19,880,884
MassMutual Premier Value Fund, Class S (a)	105,923	1,535,885
MassMutual Select Aggressive Growth Fund, Class S (a) (b)	1,146,169	8,091,953
MassMutual Select Blue Chip Growth Fund, Class S (a)	764,310	8,139,903
MassMutual Select Core Opportunities Fund, Class S (a)	551,348	5,171,645
MassMutual Select Diversified International Fund, Class S (a)	1,883,284	13,333,652
MassMutual Select Diversified Value Fund, Class S (a)	1,080,284	9,636,131
MassMutual Select Focused Value Fund, Class S (a)	363,009	6,399,853
MassMutual Select Fundamental Value Fund, Class S (a)	1,412,813	14,820,413
MassMutual Select Large Cap Growth Fund, Class S (a)	1,258,520	11,641,309
MassMutual Select Large Cap Value Fund, Class S (a)	304,906	3,232,007
MassMutual Select Mid Cap Growth Equity Fund, Class S (a) (b)	458,494	4,979,245

	Number of Shares	Value
MassMutual Select Mid Cap Growth Equity II Fund, Class S (a) (b)	533,258	$8,404,138
MassMutual Select Mid-Cap Value Fund, Class S (a)	1,339,260	13,513,135
MassMutual Select Overseas Fund, Class S (a)	4,589,579	33,687,509
MassMutual Select PIMCO Total Return Fund, Class S (a)	1,034,235	10,414,745
MassMutual Select Small Cap Growth Equity Fund, Class S (a) (b)	99,230	1,711,723
MassMutual Select Small Cap Value Equity Fund, Class S (a)	395,802	3,740,325
MassMutual Select Small Company Growth Fund, Class S (a) (b)	274,420	2,746,943
MassMutual Select Small Company Value Fund, Class S (a)	209,401	2,877,166
MassMutual Select Strategic Bond Fund, Class S (a)	439,705	4,225,563
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a)	3,211,554	11,786,403
Oppenheimer Real Estate Fund, Class Y (a)	806,131	15,235,869

		376,557,763

TOTAL MUTUAL FUNDS (Cost $328,298,980)		376,557,763

TOTAL LONG-TERM INVESTMENTS (Cost $328,298,980)		376,557,763

TOTAL INVESTMENTS — 100.1% (Cost $328,298,980) (c)		376,557,763

Other Assets/(Liabilities) — (0.1)%		(230,210)

NET ASSETS — 100.0%		$376,327,553

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2025 Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
MUTUAL FUNDS — 101.9%

Diversified Financial — 101.9%
MassMutual Premier Capital Appreciation Fund, Class S (a)	596	$6,358
MassMutual Premier Core Bond Fund, Class S (a)	4,009	43,942
MassMutual Premier Diversified Bond Fund, Class S (a)	80	833
MassMutual Premier Enhanced Index Growth Fund, Class S (a)	10,019	94,277
MassMutual Premier Enhanced Index Value Fund, Class S (a)	9,395	93,855
MassMutual Premier Focused International Fund, Class S (a)	1,810	21,175
MassMutual Premier High Yield Fund, Class S (a)	3,099	26,991
MassMutual Premier Inflation-Protected and Income Fund, Class S (a)	2,000	21,157
MassMutual Premier International Bond Fund, Class S (a)	2,888	28,999
MassMutual Premier International Equity Fund, Class S (a)	2,753	39,723
MassMutual Premier Main Street Small Cap Fund, Class S (a)	1,174	12,507
MassMutual Premier Short-Duration Bond Fund, Class S (a)	4,469	47,194
MassMutual Premier Strategic Emerging Markets Fund, Class S (a)	4,330	71,881
MassMutual Premier Value Fund, Class S (a)	456	6,614
MassMutual Select Aggressive Growth Fund, Class S (a) (b)	4,199	29,646
MassMutual Select Blue Chip Growth Fund, Class S (a)	3,141	33,452
MassMutual Select Core Opportunities Fund, Class S (a)	1,864	17,482
MassMutual Select Diversified International Fund, Class S (a)	7,485	52,996
MassMutual Select Diversified Value Fund, Class S (a)	3,788	33,789
MassMutual Select Focused Value Fund, Class S (a)	1,205	21,249
MassMutual Select Fundamental Value Fund, Class S (a)	5,356	56,180
MassMutual Select Large Cap Growth Fund, Class S (a)	4,781	44,223
MassMutual Select Large Cap Value Fund, Class S (a)	1,572	16,664
MassMutual Select Mid Cap Growth Equity Fund, Class S (a) (b)	1,775	19,274

	Number of Shares	Value
MassMutual Select Mid Cap Growth Equity II Fund, Class S (a) (b)	2,453	$38,664
MassMutual Select Mid-Cap Value Fund, Class S (a)	5,043	50,882
MassMutual Select Overseas Fund, Class S (a)	17,168	126,015
MassMutual Select PIMCO Total Return Fund, Class S (a)	2,499	25,168
MassMutual Select Small Cap Growth Equity Fund, Class S (a) (b)	1,311	22,617
MassMutual Select Small Cap Value Equity Fund, Class S (a)	1,893	17,886
MassMutual Select Small Company Growth Fund, Class S (a) (b)	1,948	19,499
MassMutual Select Small Company Value Fund, Class S (a)	1,876	25,776
MassMutual Select Strategic Bond Fund, Class S (a)	909	8,736
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a)	10,886	39,950
Oppenheimer Real Estate Fund, Class Y (a)	2,585	48,863

		1,264,517

TOTAL MUTUAL FUNDS (Cost $1,182,334)		1,264,517

TOTAL LONG-TERM INVESTMENTS (Cost $1,182,334)		1,264,517

TOTAL INVESTMENTS — 101.9% (Cost $1,182,334) (c)		1,264,517

Other Assets/(Liabilities) — (1.9)%		(23,045)

NET ASSETS — 100.0%		$1,241,472

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2030 Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
MUTUAL FUNDS — 100.1%

Diversified Financial — 100.1%
MassMutual Premier Capital Appreciation Fund, Class S (a)	315,239	$3,360,453
MassMutual Premier Core Bond Fund, Class S (a)	604,803	6,628,640
MassMutual Premier Diversified Bond Fund, Class S (a)	4,267	44,593
MassMutual Premier Enhanced Index Growth Fund, Class S (a)	1,684,986	15,855,721
MassMutual Premier Enhanced Index Value Fund, Class S (a)	1,600,543	15,989,425
MassMutual Premier Focused International Fund, Class S (a)	361,516	4,229,736
MassMutual Premier High Yield Fund, Class S (a)	624,546	5,439,796
MassMutual Premier Inflation-Protected and Income Fund, Class S (a)	472,726	5,001,437
MassMutual Premier International Bond Fund, Class S (a)	499,319	5,013,163
MassMutual Premier International Equity Fund, Class S (a)	754,052	10,880,967
MassMutual Premier Main Street Small Cap Fund, Class S (a)	893,690	9,517,801
MassMutual Premier Short-Duration Bond Fund, Class S (a)	927,800	9,797,572
MassMutual Premier Strategic Emerging Markets Fund, Class S (a)	1,076,465	17,869,322
MassMutual Premier Value Fund, Class S (a)	103,937	1,507,088
MassMutual Select Aggressive Growth Fund, Class S (a) (b)	1,403,165	9,906,348
MassMutual Select Blue Chip Growth Fund, Class S (a)	940,712	10,018,579
MassMutual Select Core Opportunities Fund, Class S (a)	439,547	4,122,953
MassMutual Select Diversified International Fund, Class S (a)	1,696,502	12,011,235
MassMutual Select Diversified Value Fund, Class S (a)	1,309,667	11,682,230
MassMutual Select Focused Value Fund, Class S (a)	292,066	5,149,116
MassMutual Select Fundamental Value Fund, Class S (a)	1,777,074	18,641,508
MassMutual Select Large Cap Growth Fund, Class S (a)	1,536,514	14,212,759
MassMutual Select Large Cap Value Fund, Class S (a)	419,725	4,449,087

	Number of Shares	Value
MassMutual Select Mid Cap Growth Equity Fund, Class S (a) (b)	529,222	$5,747,353
MassMutual Select Mid Cap Growth Equity II Fund, Class S (a) (b)	522,727	8,238,171
MassMutual Select Mid-Cap Value Fund, Class S (a)	1,238,533	12,496,794
MassMutual Select Overseas Fund, Class S (a)	4,074,130	29,904,111
MassMutual Select PIMCO Total Return Fund, Class S (a)	443,873	4,469,804
MassMutual Select Small Cap Growth Equity Fund, Class S (a) (b)	216,483	3,734,325
MassMutual Select Small Cap Value Equity Fund, Class S (a)	493,625	4,664,757
MassMutual Select Small Company Growth Fund, Class S (a) (b)	244,734	2,449,785
MassMutual Select Small Company Value Fund, Class S (a)	303,398	4,168,683
MassMutual Select Strategic Bond Fund, Class S (a)	117,778	1,131,847
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a)	2,693,692	9,885,850
Oppenheimer Real Estate Fund, Class Y (a)	677,519	12,805,109

		301,026,118

TOTAL MUTUAL FUNDS (Cost $255,246,858)		301,026,118

TOTAL LONG-TERM INVESTMENTS (Cost $255,246,858)		301,026,118

TOTAL INVESTMENTS — 100.1% (Cost $255,246,858) (c)		301,026,118

Other Assets/(Liabilities) — (0.1)%		(184,114)

NET ASSETS — 100.0%		$300,842,004

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2035 Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
MUTUAL FUNDS — 102.0%

Diversified Financial — 102.0%
MassMutual Premier Capital Appreciation Fund, Class S (a)	470	$5,008
MassMutual Premier Core Bond Fund, Class S (a)	2,644	28,981
MassMutual Premier Diversified Bond Fund, Class S (a)	95	995
MassMutual Premier Enhanced Index Growth Fund, Class S (a)	7,734	72,781
MassMutual Premier Enhanced Index Value Fund, Class S (a)	7,338	73,309
MassMutual Premier Focused International Fund, Class S (a)	1,877	21,966
MassMutual Premier High Yield Fund, Class S (a)	1,285	11,192
MassMutual Premier Inflation-Protected and Income Fund, Class S (a)	809	8,557
MassMutual Premier International Bond Fund, Class S (a)	2,588	25,982
MassMutual Premier International Equity Fund, Class S (a)	2,603	37,564
MassMutual Premier Main Street Small Cap Fund, Class S (a)	721	7,681
MassMutual Premier Short-Duration Bond Fund, Class S (a)	3,138	33,140
MassMutual Premier Strategic Emerging Markets Fund, Class S (a)	4,209	69,866
MassMutual Premier Value Fund, Class S (a)	553	8,013
MassMutual Select Aggressive Growth Fund, Class S (a) (b)	4,800	33,886
MassMutual Select Blue Chip Growth Fund, Class S (a)	3,631	38,666
MassMutual Select Core Opportunities Fund, Class S (a)	1,558	14,610
MassMutual Select Diversified International Fund, Class S (a)	7,229	51,179
MassMutual Select Diversified Value Fund, Class S (a)	4,535	40,448
MassMutual Select Focused Value Fund, Class S (a)	1,110	19,576
MassMutual Select Fundamental Value Fund, Class S (a)	6,277	65,849
MassMutual Select Large Cap Growth Fund, Class S (a)	5,510	50,965
MassMutual Select Large Cap Value Fund, Class S (a)	1,784	18,908
MassMutual Select Mid Cap Growth Equity Fund, Class S (a) (b)	1,653	17,956

	Number of Shares	Value
MassMutual Select Mid Cap Growth Equity II Fund, Class S (a) (b)	2,191	$34,529
MassMutual Select Mid-Cap Value Fund, Class S (a)	4,722	47,646
MassMutual Select Overseas Fund, Class S (a)	17,610	129,255
MassMutual Select PIMCO Total Return Fund, Class S (a)	1,446	14,561
MassMutual Select Small Cap Growth Equity Fund, Class S (a) (b)	1,324	22,841
MassMutual Select Small Cap Value Equity Fund, Class S (a)	1,871	17,686
MassMutual Select Small Company Growth Fund, Class S (a) (b)	2,017	20,192
MassMutual Select Small Company Value Fund, Class S (a)	1,877	25,790
MassMutual Select Strategic Bond Fund, Class S (a)	730	7,015
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a)	10,846	39,807
Oppenheimer Real Estate Fund, Class Y (a)	2,567	48,518

		1,164,918

TOTAL MUTUAL FUNDS (Cost $1,079,683)		1,164,918

TOTAL LONG-TERM INVESTMENTS (Cost $1,079,683)		1,164,918

TOTAL INVESTMENTS — 102.0% (Cost $1,079,683) (c)		1,164,918

Other Assets/(Liabilities) — (2.0)%		(23,093)

NET ASSETS — 100.0%		$1,141,825

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2040 Fund – Portfolio of Investments

December 31,2010

	Number of Shares	Value
MUTUAL FUNDS — 100.1%

Diversified Financial — 100.1%
MassMutual Premier Capital Appreciation Fund, Class S (a)	209,125	$2,229,274
MassMutual Premier Core Bond Fund, Class S (a)	360,691	3,953,171
MassMutual Premier Diversified Bond Fund, Class S (a)	15,057	157,342
MassMutual Premier Enhanced Index Growth Fund, Class S (a)	1,084,893	10,208,841
MassMutual Premier Enhanced Index Value Fund, Class S (a)	965,662	9,646,960
MassMutual Premier Focused International Fund, Class S (a)	246,035	2,878,611
MassMutual Premier High Yield Fund, Class S (a)	67,445	587,447
MassMutual Premier Inflation-Protected and Income Fund, Class S (a)	101,876	1,077,853
MassMutual Premier International Bond Fund, Class S (a)	260,000	2,610,397
MassMutual Premier International Equity Fund, Class S (a)	487,342	7,032,351
MassMutual Premier Main Street Small Cap Fund, Class S (a)	499,025	5,314,619
MassMutual Premier Short-Duration Bond Fund, Class S (a)	464,800	4,908,288
MassMutual Premier Strategic Emerging Markets Fund, Class S (a)	688,043	11,421,518
MassMutual Premier Value Fund, Class S (a)	61,553	892,515
MassMutual Select Aggressive Growth Fund, Class S (a) (b)	956,715	6,754,407
MassMutual Select Blue Chip Growth Fund, Class S (a)	605,648	6,450,147
MassMutual Select Core Opportunities Fund, Class S (a)	270,380	2,536,165
MassMutual Select Diversified International Fund, Class S (a)	1,113,764	7,885,447
MassMutual Select Diversified Value Fund, Class S (a)	832,062	7,421,996
MassMutual Select Focused Value Fund, Class S (a)	175,694	3,097,485
MassMutual Select Fundamental Value Fund, Class S (a)	1,147,125	12,033,341
MassMutual Select Large Cap Growth Fund, Class S (a)	907,148	8,391,116
MassMutual Select Large Cap Value Fund, Class S (a)	300,034	3,180,359

	Number of Shares	Value
MassMutual Select Mid Cap Growth Equity Fund, Class S (a) (b)	348,626	$3,786,076
MassMutual Select Mid Cap Growth Equity II Fund, Class S (a) (b)	341,316	5,379,139
MassMutual Select Mid-Cap Value Fund, Class S (a)	806,915	8,141,772
MassMutual Select Overseas Fund, Class S (a)	2,656,032	19,495,277
MassMutual Select PIMCO Total Return Fund, Class S (a)	214,054	2,155,519
MassMutual Select Small Cap Growth Equity Fund, Class S (a) (b)	142,445	2,457,173
MassMutual Select Small Cap Value Equity Fund, Class S (a)	286,252	2,705,077
MassMutual Select Small Company Growth Fund, Class S (a) (b)	193,339	1,935,326
MassMutual Select Small Company Value Fund, Class S (a)	231,429	3,179,830
MassMutual Select Strategic Bond Fund, Class S (a)	45,956	441,636
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a)	1,753,962	6,437,041
Oppenheimer Real Estate Fund, Class Y (a)	403,677	7,629,497

		184,413,013

TOTAL MUTUAL FUNDS (Cost $152,289,828)		184,413,013

TOTAL LONG-TERM INVESTMENTS (Cost $152,289,828)		184,413,013

TOTAL INVESTMENTS — 100.1% (Cost $152,289,828) (c)		184,413,013

Other Assets/(Liabilities) — (0.1)%		(120,970)

NET ASSETS — 100.0%		$184,292,043

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2045 Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
MUTUAL FUNDS — 102.0%

Diversified Financial — 102.0%
MassMutual Premier Capital Appreciation Fund, Class S (a)	687	$7,326
MassMutual Premier Core Bond Fund, Class S (a)	868	9,512
MassMutual Premier Diversified Bond Fund, Class S (a)	52	542
MassMutual Premier Enhanced Index Growth Fund, Class S (a)	7,142	67,204
MassMutual Premier Enhanced Index Value Fund, Class S (a)	6,804	67,975
MassMutual Premier Focused International Fund, Class S (a)	1,841	21,544
MassMutual Premier High Yield Fund, Class S (a)	547	4,761
MassMutual Premier Inflation-Protected and Income Fund, Class S (a)	515	5,446
MassMutual Premier International Bond Fund, Class S (a)	2,078	20,862
MassMutual Premier International Equity Fund, Class S (a)	2,903	41,886
MassMutual Premier Main Street Small Cap Fund, Class S (a)	1,791	19,069
MassMutual Premier Short-Duration Bond Fund, Class S (a)	1,316	13,902
MassMutual Premier Strategic Emerging Markets Fund, Class S (a)	4,457	73,982
MassMutual Premier Value Fund, Class S (a)	665	9,645
MassMutual Select Aggressive Growth Fund, Class S (a) (b)	5,236	36,966
MassMutual Select Blue Chip Growth Fund, Class S (a)	4,068	43,324
MassMutual Select Core Opportunities Fund, Class S (a)	1,541	14,458
MassMutual Select Diversified International Fund, Class S (a)	7,841	55,511
MassMutual Select Diversified Value Fund, Class S (a)	4,984	44,455
MassMutual Select Focused Value Fund, Class S (a)	1,101	19,408
MassMutual Select Fundamental Value Fund, Class S (a)	6,994	73,369
MassMutual Select Large Cap Growth Fund, Class S (a)	6,075	56,190
MassMutual Select Large Cap Value Fund, Class S (a)	1,946	20,628
MassMutual Select Mid Cap Growth Equity Fund, Class S (a) (b)	1,771	19,237

	Number of Shares	Value
MassMutual Select Mid Cap Growth Equity II Fund, Class S (a) (b)	2,498	$39,369
MassMutual Select Mid-Cap Value Fund, Class S (a)	5,284	53,313
MassMutual Select Overseas Fund, Class S (a)	17,682	129,789
MassMutual Select PIMCO Total Return Fund, Class S (a)	327	3,294
MassMutual Select Small Cap Growth Equity Fund, Class S (a) (b)	1,471	25,370
MassMutual Select Small Cap Value Equity Fund, Class S (a)	1,994	18,840
MassMutual Select Small Company Growth Fund, Class S (a) (b)	2,116	21,181
MassMutual Select Small Company Value Fund, Class S (a)	1,972	27,094
MassMutual Select Strategic Bond Fund, Class S (a)	167	1,608
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a)	11,370	41,727
Oppenheimer Real Estate Fund, Class Y (a)	2,755	52,061

		1,160,848

TOTAL MUTUAL FUNDS (Cost $1,068,742)		1,160,848

TOTAL LONG-TERM INVESTMENTS (Cost $1,068,742)		1,160,848

TOTAL INVESTMENTS — 102.0% (Cost $1,068,742) (c)		1,160,848

Other Assets/(Liabilities) — (2.0)%		(23,093)

NET ASSETS — 100.0%		$1,137,755

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2050 Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
MUTUAL FUNDS — 100.1%

Diversified Financial — 100.1%
MassMutual Premier Capital Appreciation Fund, Class S (a)	28,383	$302,564
MassMutual Premier Core Bond Fund, Class S (a)	18,569	203,512
MassMutual Premier Diversified Bond Fund, Class S (a)	1,603	16,756
MassMutual Premier Enhanced Index Growth Fund, Class S (a)	157,020	1,477,559
MassMutual Premier Enhanced Index Value Fund, Class S (a)	140,127	1,399,869
MassMutual Premier Focused International Fund, Class S (a)	34,912	408,471
MassMutual Premier High Yield Fund, Class S (a)	10,607	92,391
MassMutual Premier Inflation-Protected and Income Fund, Class S (a)	7,185	76,021
MassMutual Premier International Bond Fund, Class S (a)	34,359	344,966
MassMutual Premier International Equity Fund, Class S (a)	70,376	1,015,519
MassMutual Premier Main Street Small Cap Fund, Class S (a)	67,022	713,783
MassMutual Premier Short-Duration Bond Fund, Class S (a)	39,044	412,304
MassMutual Premier Strategic Emerging Markets Fund, Class S (a)	94,649	1,571,178
MassMutual Premier Value Fund, Class S (a)	12,246	177,569
MassMutual Select Aggressive Growth Fund, Class S (a) (b)	123,861	874,458
MassMutual Select Blue Chip Growth Fund, Class S (a)	88,729	944,962
MassMutual Select Core Opportunities Fund, Class S (a)	36,675	344,010
MassMutual Select Diversified International Fund, Class S (a)	153,740	1,088,476
MassMutual Select Diversified Value Fund, Class S (a)	112,765	1,005,862
MassMutual Select Focused Value Fund, Class S (a)	23,489	414,111
MassMutual Select Fundamental Value Fund, Class S (a)	156,298	1,639,571
MassMutual Select Large Cap Growth Fund, Class S (a)	122,902	1,136,840
MassMutual Select Large Cap Value Fund, Class S (a)	44,751	474,366
MassMutual Select Mid Cap Growth Equity Fund, Class S (a) (b)	47,410	514,874

	Number of Shares	Value
MassMutual Select Mid Cap Growth Equity II Fund, Class S (a) (b)	46,491	$732,698
MassMutual Select Mid-Cap Value Fund, Class S (a)	106,763	1,077,241
MassMutual Select Overseas Fund, Class S (a)	373,354	2,740,419
MassMutual Select PIMCO Total Return Fund, Class S (a)	9,403	94,684
MassMutual Select Small Cap Growth Equity Fund, Class S (a) (b)	18,659	321,862
MassMutual Select Small Cap Value Equity Fund, Class S (a)	39,412	372,445
MassMutual Select Small Company Growth Fund, Class S (a) (b)	39,976	400,158
MassMutual Select Small Company Value Fund, Class S (a)	34,271	470,883
MassMutual Select Strategic Bond Fund, Class S (a)	2,696	25,912
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a)	225,354	827,050
Oppenheimer Real Estate Fund, Class Y (a)	49,748	940,230

		24,653,574

TOTAL MUTUAL FUNDS (Cost $20,596,262)		24,653,574

TOTAL LONG-TERM INVESTMENTS (Cost $20,596,262)		24,653,574

TOTAL INVESTMENTS — 100.1% (Cost $20,596,262) (c)		24,653,574

Other Assets/(Liabilities) — (0.1)%		(34,233)

NET ASSETS — 100.0%		$24,619,341

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Select Funds – Financial Statements

Statements of Assets and Liabilities

December 31, 2010

	MassMutual Select PIMCO Total Return Fund	MassMutual Select Strategic Bond Fund
Assets:
Investments, at value (Note 2) (a)	$1,557,413,846	$168,204,779
Short-term investments, at value (Note 2) (b)	154,261,000	38,960,971

Total investments	1,711,674,846	207,165,750

Cash	12,000	-
Foreign currency, at value (d)	1,444,390	-
Receivables from:
Investments sold	1,079,455	119,617
Collateral held for open swaps agreements (Note 2)	-	400,000
Investments sold on a when-issued basis (Note 2)	270,116,311	42,937,011
Open forward foreign currency contracts (Note 2)	2,882,696	15,616
Investment adviser (Note 3)	-	12
Fund shares sold	53,112	49,077
Interest and dividends	11,848,858	1,133,406
Collateral held for open futures contracts (Note 2)	64,000	-
Variation margin on open futures contracts (Note 2)	304,845	106,954
Foreign taxes withheld	-	-
Open swap agreements, at value (Note 2)	1,914,474	195,562

Total assets	2,001,394,987	252,123,005

Liabilities:
Payables for:
Investments purchased	2,000,000	130,642
Collateral held for when-issued securities (Note 2)	325,000	-
Written options outstanding, at value (Note 2) (e)	3,027,006	56,031
Open forward foreign currency contracts (Note 2)	502,873	50,940
Fund shares repurchased	8,319,158	163,801
Variation margin on open futures contracts (Note 2)	-	137
Investments purchased on a when-issued basis (Note 2)	689,538,687	75,709,797
Open swap agreements, at value (Note 2)	122,691	356,231
Trustees’ fees and expenses (Note 3)	50,861	42,163
Collateral held for open swaps agreements (Note 2)	1,200,000	-
Affiliates (Note 3):
Investment management fees	392,162	81,295
Administration fees	279,629	25,105
Service fees	476,729	35,109
Distribution fees	6,073	595
Due to custodian	-	1,822,840
Accrued expense and other liabilities	120,240	45,504

Total liabilities	706,361,109	78,520,190

Net assets	$1,295,033,878	$173,602,815

Net assets consist of:
Paid-in capital	$1,286,322,611	$187,787,004
Undistributed (accumulated) net investment income (loss)	1,211,526	-
Distributions in excess of net investment income	-	(486,683)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(13,695,795)	(6,731,881)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	21,195,536	(6,965,625)

Net assets	$1,295,033,878	$173,602,815

(a) Cost of investments:	$1,538,030,024	$174,982,734
(b) Cost of short-term investments:	$154,261,000	$38,960,971
(d) Cost of foreign currency:	$1,431,359	$-
(e) Premiums on written options:	$1,758,022	$61,834

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund	MassMutual Select Global Allocation Fund	MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Value Equity Fund

$65,910,135	$511,505,558	$288,368,716	$1,082,083,191	$32,571,469
4,236,767	58,324,884	4,204,382	7,721,770	237,517

70,146,902	569,830,442	292,573,098	1,089,804,961	32,808,986

-	-	-	-	-
4,600	931,950	-	-	-

9,968	213,737	8,027,689	1,473,516	-
-	-	-	-	-
4,186,422	-	-	-	-
182,499	964,237	-	-	-
-	100,835	-	-	-
31,422	33,252	653,569	480,253	5,081
186,719	2,287,526	402,307	1,397,006	35,790
-	-	-	-	-
-	2,785	-	-	-
13,839	39,235	6,068	95,365	-
-	52,757	-	-	-

74,762,371	574,456,756	301,662,731	1,093,251,101	32,849,857

43,534	338,866	7,546,917	-	-
-	-	-	-	-
7,269	674,181	-	-	-
63,735	139,257	-	-	-
3,056	1,100,303	628,933	131,321	22,383
7,947	-	-	-	-
8,535,606	-	-	-	-
-	-	-	-	-
25,722	22,385	72,054	193,133	12,105
-	30,000	-	-	-

33,256	382,595	125,072	498,316	19,193
15,150	26,590	31,672	278,925	4,567
5,033	852	21,181	174,583	7,190
291	-	152	1,222	61
-	33,263	-	-	-
51,739	160,826	37,173	52,599	30,742

8,792,338	2,909,118	8,463,154	1,330,099	96,241

$65,970,033	$571,547,638	$293,199,577	$1,091,921,002	$32,753,616

$67,504,627	$531,011,578	$408,729,642	$987,719,692	$52,207,265
413,240	-	980,407	11,874,953	224,285
-	(1,181,730)	-	-	-
(6,943,744)	(352,150)	(141,563,135)	(77,494,130)	(24,617,295)
4,995,910	42,069,940	25,052,663	169,820,487	4,939,361

$65,970,033	$571,547,638	$293,199,577	$1,091,921,002	$32,753,616

$61,099,223	$469,984,846	$263,316,053	$912,262,704	$27,632,108
$4,236,767	$58,324,884	$4,204,382	$7,721,770	$237,517
$4,569	$873,464	$-	$-	$-
$7,939	$346,934	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2010

	MassMutual Select PIMCO Total Return Fund	MassMutual Select Strategic Bond Fund
Class A shares:
Net assets	$708,197,813	$54,043,427

Shares outstanding (a)	70,216,829	5,651,309

Net asset value and redemption price per share	$10.09	$9.56

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$10.59	$10.04

Class L shares:
Net assets	$27,908,924	$41,764,239

Shares outstanding (a)	2,770,490	4,360,163

Net asset value, offering price and redemption price per share	$10.07	$9.58

Class Y shares:
Net assets	$516,171,112	$28,610,469

Shares outstanding (a)	51,178,306	2,978,369

Net asset value, offering price and redemption price per share	$10.09	$9.61

Class S shares:
Net assets	$29,272,787	$48,221,830

Shares outstanding (a)	2,905,754	5,022,971

Net asset value, offering price and redemption price per share	$10.07	$9.60

Class N shares:
Net assets	$9,825,457	$962,850

Shares outstanding (a)	974,511	100,822

Net asset value, offering price and redemption price per share	$10.08	$9.55

Class Z shares:
Net assets	$3,657,785	$-

Shares outstanding (a)	362,667	-

Net asset value, offering price and redemption price per share	$10.09	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund	MassMutual Select Global Allocation Fund	MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Value Equity Fund

$7,732,019	$2,432,321	$32,870,331	$293,194,948	$11,553,183

747,226	225,931	3,692,560	28,308,777	1,566,183

$10.35	$10.77	$8.90	$10.36	$7.38

$10.98	$11.43	$9.44	$10.99	$7.83

$35,220,145	$10,852,368	$40,297,795	$162,055,142	$1,991,063

3,405,987	1,005,912	4,519,987	15,510,190	269,056

$10.34	$10.79	$8.92	$10.45	$7.40

$18,362,075	$1,524,026	$33,137,855	$133,796,562	$2,673,424

1,777,150	141,328	3,714,902	12,787,542	358,845

$10.33	$10.78	$8.92	$10.46	$7.45

$4,182,172	$556,738,923	$186,638,553	$500,716,461	$16,433,618

406,420	51,580,804	20,922,827	47,755,481	2,211,780

$10.29	$10.79	$8.92	$10.49	$7.43

$473,622	$-	$255,043	$2,051,038	$102,328

46,011	-	28,515	200,005	13,895

$10.29	$-	$8.94	$10.25	$7.36

$-	$-	$-	$106,851	$-

-	-	-	10,193	-

$-	$-	$-	$10.48	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2010

	MassMutual Select Large Cap Value Fund	MassMutual Select Indexed Equity Fund
Assets:
Investments, at value (Note 2) (a)	$680,399,233	$1,945,815,038
Short-term investments, at value (Note 2) (b)	14,414,428	25,155,862

Total investments	694,813,661	1,970,970,900

Receivables from:
Investments sold	30,732	345,074
Investment adviser (Note 3)	-	84,641
Fund shares sold	142,234	2,564,899
Interest and dividends	617,817	2,283,777
Foreign taxes withheld	118,036	-

Total assets	695,722,480	1,976,249,291

Liabilities:
Payables for:
Investments purchased	196,141	-
Fund shares repurchased	945,017	3,235,680
Variation margin on open futures contracts (Note 2)	-	43,988
Trustees’ fees and expenses (Note 3)	192,254	368,162
Affiliates (Note 3):
Investment management fees	378,739	164,997
Administration fees	104,329	453,845
Service fees	97,002	180,884
Distribution fees	434	1,779
Accrued expense and other liabilities	55,172	75,494

Total liabilities	1,969,088	4,524,829

Net assets	$693,753,392	$1,971,724,462

Net assets consist of:
Paid-in capital	$574,930,761	$1,835,829,654
Undistributed (accumulated) net investment income (loss)	-	7,507,894
Distributions in excess of net investment income	(3,005,950)	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	(70,997,086)	(92,549,273)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	192,825,667	220,936,187

Net assets	$693,753,392	$1,971,724,462

(a) Cost of investments:	$487,592,735	$1,725,441,657
(b) Cost of short-term investments:	$14,414,428	$25,155,862

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund	MassMutual Select Blue Chip Growth Fund	MassMutual Select Large Cap Growth Fund	MassMutual Select Aggressive Growth Fund	MassMutual Select NASDAQ-100 Fund

$69,046,440	$530,343,254	$68,822,459	$339,311,635	$48,310,666
720,141	3,649,008	549,367	3,239,547	1,614,879

69,766,581	533,992,262	69,371,826	342,551,182	49,925,545

381,081	1,466,495	224,409	-	-
75	52,937	-	-	-
38,048	169,324	41,286	64,610	21,162
65,924	331,199	47,433	69,915	13,042
11,697	16,462	877	27,576	-

70,263,406	536,028,679	69,685,831	342,713,283	49,959,749

441,250	687,306	176,403	856,911	-
41,225	4,262,173	84,999	141,627	385,729
-	-	-	-	5,817
7,650	150,974	10,015	74,576	10,416

40,563	296,744	38,065	210,979	6,271
13,028	147,262	13,211	52,498	21,418
15,183	41,102	1,853	32,933	12,199
78	211	-	17	198
34,099	47,400	32,004	39,256	32,910

593,076	5,633,172	356,550	1,408,797	474,958

$69,670,330	$530,395,507	$69,329,281	$341,304,486	$49,484,791

$76,354,796	$556,264,245	$55,974,116	$296,307,550	$55,781,133
406,155	(149,296)	-	(72,706)	3,864
-	-	(9,519)	-	-
(14,217,979)	(152,810,838)	434,573	(40,791,632)	(19,011,707)
7,127,358	127,091,396	12,930,111	85,861,274	12,711,501

$69,670,330	$530,395,507	$69,329,281	$341,304,486	$49,484,791

$61,919,082	$403,254,691	$55,892,348	$253,450,361	$35,600,277
$720,141	$3,649,008	$549,367	$3,239,547	$1,614,879

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2010

	MassMutual Select Large Cap Value Fund	MassMutual Select Indexed Equity Fund
Class A shares:
Net assets	$155,188,691	$302,470,412

Shares outstanding (a)	14,718,958	26,258,331

Net asset value and redemption price per share	$10.54	$11.52

Offering price per share (100/[100-maximum sales charge] of net asset value)	$11.18	$12.22

Class L shares:
Net assets	$78,893,231	$203,159,688

Shares outstanding (a)	7,460,804	17,548,965

Net asset value, offering price and redemption price per share	$10.57	$11.58

Class Y shares:
Net assets	$81,805,413	$298,754,394

Shares outstanding (a)	7,720,246	25,785,089

Net asset value, offering price and redemption price per share	$10.60	$11.59

Class S shares:
Net assets	$377,130,803	$470,762,058

Shares outstanding (a)	35,564,654	40,203,399

Net asset value, offering price and redemption price per share	$10.60	$11.71

Class N shares:
Net assets	$735,254	$2,982,026

Shares outstanding (a)	70,398	261,131

Net asset value, offering price and redemption price per share	$10.44	$11.42

Class Z shares:
Net assets	$-	$693,595,884

Shares outstanding (a)	-	59,306,514

Net asset value, offering price and redemption price per share	$-	$11.70

(a)	Authorized unlimited number of shares with no par value.
*	Net asset value calculations reflect fractional share and dollar amounts.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund	MassMutual Select Blue Chip Growth Fund	MassMutual Select Large Cap Growth Fund		MassMutual Select Aggressive Growth Fund	MassMutual Select NASDAQ-100 Fund

$25,115,638	$66,401,046	$2,446,339		$53,609,967	$19,689,633

2,707,119	6,407,763	270,978		8,020,962	3,617,677

$9.28	$10.36	$9.03		$6.68	$5.44

$9.85	$10.99	$9.58		$7.09	$5.77

$21,363,033	$257,545,157	$20,011,861		$54,658,144	$6,658,009

2,296,060	24,377,159	2,159,875		7,950,474	1,193,410

$9.30	$10.57	$9.27		$6.87	$5.58

$5,185,680	$42,443,078	$143		$22,036,870	$1,632,847

554,816	4,000,544	15		3,155,340	288,714

$9.35	$10.61	$9.27	*	$6.98	$5.66

$17,873,458	$163,662,296	$46,869,640		$210,971,584	$21,168,600

1,905,172	15,370,999	5,066,589		29,874,642	3,700,116

$9.38	$10.65	$9.25		$7.06	$5.72

$132,521	$343,930	$1,298		$27,921	$335,702

14,236	34,030	146		4,316	63,529

$9.31	$10.11	$8.91	*	$6.47	$5.28

$-	$-	$-		$-	$-

-	-	-		-	-

$-	$-	$-		$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2010

	MassMutual Select Focused Value Fund	MassMutual Select Mid- Cap Value Fund
Assets:
Investments, at value (Note 2) (a)	$598,526,992	$137,419,973
Short-term investments, at value (Note 2) (b)	48,132,343	2,645,307

Total investments	646,659,335	140,065,280

Foreign currency, at value (d)	-	-
Receivables from:
Investments sold	-	1,353,250
Investment advisor (Note 3)	-	-
Open forward foreign currency contracts (Note 2)	-	-
Fund shares sold	201,355	80,565
Interest and dividends	389,573	162,992
Foreign taxes withheld	-	-

Total assets	647,250,263	141,662,087

Liabilities:
Payables for:
Investments purchased	782,228	415,656
Open forward foreign currency contracts (Note 2)	-	-
Fund shares repurchased	3,178,277	82,143
Trustees’ fees and expenses (Note 3)	128,442	21,182
Affiliates (Note 3):
Investment management fees	321,162	81,763
Administration fees	163,532	15,926
Service fees	104,566	3,816
Distribution fees	1,130	37
Due to custodian	-	-
Accrued expense and other liabilities	41,207	33,966

Total liabilities	4,720,544	654,489

Net assets	$642,529,719	$141,007,598

Net assets consist of:
Paid-in capital	$539,983,827	$184,502,714
Undistributed (accumulated) net investment income (loss)	2,426,392	-
Distributions in excess of net investment income	-	(20,359)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(33,286,236)	(61,439,188)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	133,405,736	17,964,431

Net assets	$642,529,719	$141,007,598

(a) Cost of investments:	$465,121,256	$119,455,580
(b) Cost of short-term investments:	$48,132,343	$2,645,307
(d) Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MassMutual Select Mid Cap Growth Equity Fund	MassMutual Select Mid Cap Growth Equity II Fund	MassMutual Select Small Cap Growth Equity Fund

$98,769,995	$533,684,856	$64,968,385	$1,530,325,149	$808,807,630
3,004,249	18,090,741	1,566,077	59,194,826	8,437,097

101,774,244	551,775,597	66,534,462	1,589,519,975	817,244,727

-	-	-	-	8,390

280,272	317,393	293,641	210,699	3,005,995
-	-	-	-	34,606
-	-	-	-	36,872
221,064	147,954	28,017	470,816	260,343
58,656	518,077	16,468	301,772	210,986
-	-	92	-	-

102,334,236	552,759,021	66,872,680	1,590,503,262	820,801,919

123,316	1,506,086	424,740	2,261,422	3,813,503
-	-	-	-	48,773
27,739	3,479,096	38,403	8,029,080	3,689,497
17,164	98,890	23,704	233,408	112,830

64,004	354,946	38,566	863,084	567,528
10,841	144,792	10,574	430,501	164,020
4,678	70,880	6,266	225,031	55,867
12	481	113	1,426	272
-	7	-	-	-
31,678	43,498	33,400	71,503	56,924

279,432	5,698,676	575,766	12,115,455	8,509,214

$102,054,804	$547,060,345	$66,296,914	$1,578,387,807	$812,292,705

$135,285,297	$482,925,125	$100,319,106	$1,201,232,031	$658,257,854
-	-	(30,465)	(2,583,181)	(122,676)
(16,598)	(642,356)	-	-	-
(51,593,619)	(12,975,692)	(49,006,065)	(39,960,465)	13,626,363
18,379,724	77,753,268	15,014,338	419,699,422	140,531,164

$102,054,804	$547,060,345	$66,296,914	$1,578,387,807	$812,292,705

$80,390,271	$455,931,588	$49,953,284	$1,110,626,071	$668,264,835
$3,004,249	$18,090,741	$1,566,077	$59,194,826	$8,437,097
$-	$-	$-	$-	$8,285

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2010

	MassMutual Select Focused Value Fund	MassMutual Select Mid- Cap Value Fund
Class A shares:
Net assets	$170,894,576	$5,747,598

Shares outstanding (a)	10,060,845	569,939

Net asset value and redemption price per share	$16.99	$10.08

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$18.03	$10.69

Class L shares:
Net assets	$91,044,356	$42,178,280

Shares outstanding (a)	5,256,789	4,176,126

Net asset value, offering price and redemption price per share	$17.32	$10.10

Class Y shares:
Net assets	$70,955,246	$1,060,708

Shares outstanding (a)	4,057,562	104,826

Net asset value, offering price and redemption price per share	$17.49	$10.12

Class S shares:
Net assets	$307,648,943	$91,957,347

Shares outstanding (a)	17,445,979	9,112,233

Net asset value, offering price and redemption price per share	$17.63	$10.09

Class N shares:
Net assets	$1,882,256	$63,665

Shares outstanding (a)	113,393	6,321

Net asset value, offering price and redemption price per share	$16.60	$10.07

Class Z shares:
Net assets	$104,342	$-

Shares outstanding (a)	5,916	-

Net asset value, offering price and redemption price per share	$17.64	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MassMutual Select Mid Cap Growth Equity Fund	MassMutual Select Mid Cap Growth Equity II Fund	MassMutual Select Small Cap Growth Equity Fund

$7,836,562	$119,083,883	$10,899,205	$381,774,550	$91,524,713

829,970	8,878,770	1,052,836	25,519,033	5,638,621

$9.44	$13.41	$10.35	$14.96	$16.23

$10.02	$14.23	$10.98	$15.87	$17.22

$21,552,092	$52,437,234	$19,804,621	$450,117,485	$61,654,781

2,281,010	3,856,948	1,861,848	29,290,466	3,690,323

$9.45	$13.60	$10.64	$15.37	$16.71

$4,733,617	$67,430,031	$2,077,887	$207,536,101	$82,814,671

500,843	4,923,644	192,403	13,280,896	4,872,678

$9.45	$13.70	$10.80	$15.63	$17.00

$67,912,567	$307,184,376	$33,324,290	$536,406,598	$575,724,477

7,186,712	22,351,527	3,068,634	34,033,518	33,370,588

$9.45	$13.74	$10.86	$15.76	$17.25

$19,966	$816,985	$190,911	$2,445,513	$466,497

2,110	62,607	18,914	167,991	29,581

$9.46	$13.05	$10.09	$14.56	$15.77

$-	$107,836	$-	$107,560	$107,566

-	7,857	-	6,823	6,233

$-	$13.72	$-	$15.76	$17.26

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2010

	MassMutual Select Small Company Growth Fund	MassMutual Select Diversified International Fund
Assets:
Investments, at value - unaffiliated issuers (Note 2) (a)	$63,207,107	$139,082,418
Investments, at value - affiliated issuers (Note 7) (b)	-	-
Short-term investments, at value (Note 2) (c)	979,796	3,401,452

Total investments	64,186,903	142,483,870

Cash	-	60
Foreign currency, at value (e)	-	160,783
Receivables from:
Investments sold	54,047	1,388,436
Open forward foreign currency contracts (Note 2)	-	2,016,566
Investment adviser (Note 3)	-	19,478
Fund shares sold	144,256	780,692
Interest and dividends	24,815	121,265
Broker for collateral held for open futures contracts (Note 2)	-	157,729
Variation margin on open futures contracts (Note 2)	-	-
Foreign taxes withheld	-	57,048

Total assets	64,410,021	147,185,927

Liabilities:
Payables for:
Investments purchased	406,614	725,359
Open forward foreign currency contracts (Note 2)	-	1,278,326
Fund shares repurchased	44,873	99,683
Variation margin on open futures contracts (Note 2)	-	24,991
Trustees’ fees and expenses (Note 3)	18,066	25,837
Affiliates (Note 3):
Investment management fees	44,912	107,431
Administration fees	13,488	13,706
Service fees	7,846	884
Distribution fees	140	44
Accrued expense and other liabilities	32,940	106,747

Total liabilities	568,879	2,383,008

Net assets	$63,841,142	$144,802,919

Net assets consist of:
Paid-in capital	$71,914,028	$217,004,749
Undistributed (accumulated) net investment income (loss)	(17,705)	-
Distributions in excess of net investment income	-	(930,296)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(24,373,449)	(79,902,612)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	16,318,268	8,631,078

Net assets	$63,841,142	$144,802,919

(a) Cost of investments - unaffiliated issuers:	$46,888,839	$131,122,222
(b) Cost of investments - affiliated issuers:	$-	$-
(c) Cost of short-term investments:	$979,796	$3,401,452
(e) Cost of foreign currency:	$-	$155,566

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund	MassMutual Select Destination Retirement Income Fund	MassMutual Select Destination Retirement 2010 Fund	MassMutual Select Destination Retirement 2015 Fund	MassMutual Select Destination Retirement 2020 Fund

$567,467,763	$-	$-	$-	$-
-	105,569,007	107,090,017	1,345,907	376,557,763
10,849,795	-	-	-	-

578,317,558	105,569,007	107,090,017	1,345,907	376,557,763

3,655	-	-	-	-
389,320	-	-	-	-

3,260,116	573,905	10,712	5	1,084,783
1,594,512	-	-	-	-
-	-	-	4,874	-
223,928	6,598	43,832	-	644,066
468,160	-	-	-	-
252,600	-	-	-	-
12,705	-	-	-	-
2,219,088	-	-	-	-

586,741,642	106,149,510	107,144,561	1,350,786	378,286,612

2,567,578	-	21,755	-	57,638
3,798,024	-	-	-	-
10,865,055	580,047	32,340	-	1,669,660
5,145	-	-	-	-
137,467	32,384	27,751	42	83,162

361,864	4,480	4,472	54	15,691
163,643	10,067	8,744	68	36,777
37,003	22,553	20,533	164	58,764
140	65	318	-	376
160,219	33,647	33,604	27,763	36,991

18,096,138	683,243	149,517	28,091	1,959,059

$568,645,504	$105,466,267	$106,995,044	$1,322,695	$376,327,553

$647,044,114	$133,565,370	$142,455,407	$1,242,624	$477,102,766
8,511,920	2,600,673	2,328,900	682	6,186,849
-	-	-	-	-
(152,006,352)	(42,869,455)	(50,779,988)	7,736	(155,220,845)
65,095,822	12,169,679	12,990,725	71,653	48,258,783

$568,645,504	$105,466,267	$106,995,044	$1,322,695	$376,327,553

$500,481,336	$-	$-	$-	$-
$-	$93,399,328	$94,099,292	$1,274,254	$328,298,980
$10,849,795	$-	$-	$-	$-
$378,638	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2010

	MassMutual Select Small Company Growth Fund	MassMutual Select Diversified International Fund
Class A shares:
Net assets	$13,122,722	$1,295,960

Shares outstanding (a)	1,369,410	183,929

Net asset value and redemption price per share	$9.58	$7.05

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$10.16	$7.48

Class L shares:
Net assets	$17,322,772	$33,000,331

Shares outstanding (a)	1,762,242	4,672,431

Net asset value, offering price and redemption price per share	$9.83	$7.06

Class Y shares:
Net assets	$2,659,197	$7,466,527

Shares outstanding (a)	266,892	1,057,229

Net asset value, offering price and redemption price per share	$9.96	$7.06

Class S shares:
Net assets	$30,487,140	$102,969,884

Shares outstanding (a)	3,047,147	14,552,895

Net asset value, offering price and redemption price per share	$10.01	$7.08

Class N shares:
Net assets	$249,311	$70,217

Shares outstanding (a)	26,715	10,011

Net asset value, offering price and redemption price per share	$9.33	$7.01

Class Z shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.
*	Net asset value calculations reflect fractional share and dollar amounts.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund		MassMutual Select Destination Retirement Income Fund	MassMutual Select Destination Retirement 2010 Fund	MassMutual Select Destination Retirement 2015 Fund	MassMutual Select Destination Retirement 2020 Fund

$59,596,351		$35,125,154	$32,253,593	$301,593	$94,229,728

8,248,157		3,589,545	3,217,598	28,153	9,714,586

$7.23		$9.79	$10.02	$10.71	$9.70

$7.67		$10.39	$10.63	$11.36	$10.29

$149,245,244		$37,662,944	$13,103,054	$110,768	$109,419,287

20,500,593		3,817,494	1,299,022	10,323	11,188,254

$7.28		$9.87	$10.09	$10.73	$9.78

$83,409,359		$19,111,739	$27,843,793	$143,348	$67,560,090

11,406,119		1,934,885	2,758,148	13,361	6,915,001

$7.31		$9.88	$10.10	$10.73	$9.77

$276,053,322		$13,462,428	$33,281,106	$766,986	$104,532,223

37,586,658		1,365,050	3,293,226	71,474	10,681,137

$7.34		$9.86	$10.11	$10.73	$9.79

$238,111		$104,002	$513,498	$-	$586,225

33,316		10,614	51,234	-	60,620

$7.15		$9.80	$10.02	$-	$9.67

$103,117		$-	$-	$-	$-

14,039		-	-	-	-

$7.34	*	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2010

	MassMutual Select Destination Retirement 2025 Fund	MassMutual Select Destination Retirement 2030 Fund
Assets:
Investments, at value - affiliated issuers (Note 7) (a)	$1,264,517	$301,026,118

Total investments	1,264,517	301,026,118

Receivables from:
Investments sold	5	724,830
Investment adviser (Note 3)	5,072	-
Fund shares sold	-	229,034

Total assets	1,269,594	301,979,982

Liabilities:
Payables for:
Investments purchased	-	7,315
Fund shares repurchased	-	945,312
Trustees’ fees and expenses (Note 3)	40	63,164
Affiliates (Note 3):
Investment management fees	52	12,556
Administration fees	60	28,146
Service fees	121	45,279
Distribution fees	-	227
Accrued expense and other liabilities	27,849	35,979

Total liabilities	28,122	1,137,978

Net assets	$1,241,472	$300,842,004

Net assets consist of:
Paid-in capital	$1,151,766	$382,468,439
Undistributed (accumulated) net investment income (loss)	691	3,863,504
Accumulated net realized gain (loss) on investments and foreign currency transactions	6,832	(131,269,199)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	82,183	45,779,260

Net assets	$1,241,472	$300,842,004

(a) Cost of investments - affiliated issuers:	$1,182,334	$255,246,858

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2035 Fund	MassMutual Select Destination Retirement 2040 Fund	MassMutual Select Destination Retirement 2045 Fund	MassMutual Select Destination Retirement 2050 Fund

$1,164,918	$184,413,013	$1,160,848	$24,653,574

1,164,918	184,413,013	1,160,848	24,653,574

5	305,409	5	1,883
4,858	-	4,936	3,803
-	182,867	-	111,545

1,169,781	184,901,289	1,165,789	24,770,805

-	6,829	-	92,317
-	480,694	-	21,017
40	37,190	38	2,132

48	7,669	48	1,002
46	15,058	45	990
85	27,201	80	1,660
-	168	-	56
27,737	34,437	27,823	32,290

27,956	609,246	28,034	151,464

$1,141,825	$184,292,043	$1,137,755	$24,619,341

$1,049,854	$230,704,820	$1,039,996	$23,187,855
688	2,064,497	726	13,024
6,048	(80,600,459)	4,927	(2,638,850)
85,235	32,123,185	92,106	4,057,312

$1,141,825	$184,292,043	$1,137,755	$24,619,341

$1,079,683	$152,289,828	$1,068,742	$20,596,262

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2010

	MassMutual Select Destination Retirement 2025 Fund	MassMutual Select Destination Retirement 2030 Fund
Class A shares:
Net assets	$249,009	$73,969,932

Shares outstanding (a)	22,980	7,607,039

Net asset value and redemption price per share	$10.84	$9.72

Offering price per share (100/[100-maximum sales charge] of net asset value)	$11.50	$10.31

Class L shares:
Net assets	$110,394	$83,007,898

Shares outstanding (a)	10,177	8,462,155

Net asset value, offering price and redemption price per share	$10.85	$9.81

Class Y shares:
Net assets	$110,304	$56,940,428

Shares outstanding (a)	10,168	5,812,159

Net asset value, offering price and redemption price per share	$10.85	$9.80

Class S shares:
Net assets	$771,765	$86,540,537

Shares outstanding (a)	71,137	8,817,672

Net asset value, offering price and redemption price per share	$10.85	$9.81

Class N shares:
Net assets	$-	$383,209

Shares outstanding (a)	-	39,452

Net asset value, offering price and redemption price per share	$-	$9.71

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2035 Fund	MassMutual Select Destination Retirement 2040 Fund	MassMutual Select Destination Retirement 2045 Fund	MassMutual Select Destination Retirement 2050 Fund

$146,049	$44,327,925	$139,008	$2,878,641

13,418	4,547,135	12,690	332,682

$10.88	$9.75	$10.95	$8.65

$11.54	$10.34	$11.62	$9.18

$111,790	$52,010,966	$110,938	$1,856,872

10,266	5,284,533	10,122	214,405

$10.89	$9.84	$10.96	$8.66

$110,592	$25,885,699	$111,022	$4,816,396

10,155	2,631,857	10,128	555,808

$10.89	$9.84	$10.96	$8.67

$773,394	$61,781,497	$776,787	$14,974,320

71,011	6,273,457	70,863	1,727,607

$10.89	$9.85	$10.96	$8.67

$-	$285,956	$-	$93,112

-	29,345	-	10,731

$-	$9.74	$-	$8.68

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2010

	MassMutual Select PIMCO Total Return Fund *	MassMutual Select Strategic Bond Fund
Investment income (Note 2):
Dividends (a)	$965,833	$33,581
Interest	19,502,520	9,655,245

Total investment income	20,468,353	9,688,826

Expenses (Note 3):
Investment management fees	2,230,127	1,114,038
Custody fees	87,224	38,356
Audit fees	90,539	41,371
Legal fees	58,973	4,843
Proxy fees	-	969
Shareholder reporting fees	36,514	12,151
Trustees’ fees	59,273	17,884
Short sale dividend and loan expense	-	-

	2,562,650	1,229,612
Administration fees:
Class A	781,030	147,573
Class L	30,911	94,160
Class Y	755,222	55,868
Class S	15,075	24,565
Class N	9,153	2,583
Class Z	72	-
Distribution fees:
Class N	10,401	2,152
Service fees:
Class A	887,534	147,573
Class N	10,401	2,152

Total expenses	5,062,449	1,706,238
Expenses waived (Note 3):
Class A fees waived by advisor	-	-
Class L fees waived by advisor	-	-
Class Y fees waived by advisor	-	-
Class S fees waived by advisor	-	-
Class A management fees waived	-	-
Class L management fees waived	-	-
Class Y management fees waived	-	-
Class S management fees waived	-	-
Class N management fees waived	-	-
Class Z management fees waived	-	-

Net expenses	5,062,449	1,706,238

Net investment income (loss)	15,405,904	7,982,588

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(410,421)	5,398,425
Futures contracts	(608,367)	(1,816,735)
Written options	270,200	94,457
Securities sold short	-	-
Swap agreements	239,166	377,581
Foreign currency transactions	(1,625,404)	(285,609)

Net realized gain (loss)	(2,134,826)	3,768,119

Net change in unrealized appreciation (depreciation) on:
Investment transactions	19,383,822	8,934,631
Futures contracts	246,124	(134,357)
Written options	(1,268,984)	16,307
Securities sold short	-	-
Swap agreements	380,599	(183,887)
Translation of assets and liabilities in foreign currencies	2,453,975	(35,291)

Net change in unrealized appreciation (depreciation)	21,195,536	8,597,403

Net realized gain (loss) and change in unrealized appreciation (depreciation)	19,060,710	12,365,522

Net increase (decrease) in net assets resulting from operations	$34,466,614	$20,348,110

(a) Net of withholding tax of:	$-	$-
* Fund commenced operations on July 6, 2010.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund	MassMutual Select Global Allocation Fund	MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Value Equity Fund

$964,877	$6,041,539	$7,298,206	$21,450,604	$587,680
1,264,941	5,802,660	389	1,468	10

2,229,818	11,844,199	7,298,595	21,452,072	587,690

424,627	3,946,181	1,488,014	6,500,214	218,323
101,396	190,878	35,716	80,202	11,090
49,604	92,966	31,390	31,454	31,670
1,688	117,183	5,432	17,950	572
969	969	969	969	969
7,208	52,145	20,847	43,780	3,905
6,767	33,004	27,151	88,001	2,865
-	5,613	-	-	-

592,259	4,438,939	1,609,519	6,762,570	269,394

25,967	2,370	117,948	843,953	31,076
114,107	30,379	100,650	515,296	4,918
40,777	654	51,550	231,233	3,402
5,644	240,960	110,154	614,784	12,185
1,710	-	1,188	7,819	311
-	-	-	9	-

1,134	-	806	5,211	237

19,852	1,975	95,644	645,373	27,896
1,134	-	806	5,211	237

802,584	4,715,277	2,088,265	9,631,459	349,656

-	(744)	-	-	-
-	(8,968)	-	-	-
-	(413)	-	-	-
-	(427,692)	-	-	-
-	-	-	(36,222)	-
-	-	-	(20,557)	-
-	-	-	(16,688)	-
-	-	-	(61,770)	-
-	-	-	(254)	-
-	-	-	(13)	-

802,584	4,277,460	2,088,265	9,495,955	349,656

1,427,234	7,566,739	5,210,330	11,956,117	238,034

7,175,131	(1,063,809)	12,504,127	51,382,855	3,220,707
215,966	118,808	-	-	-
13,233	559,643	-	-	-
-	(205,307)	-	-	-
414,703	(198,296)	-	-	-
146,226	(2,738,504)	95	-	-

7,965,259	(3,527,465)	12,504,222	51,382,855	3,220,707

(1,065,287)	45,389,178	17,771,969	71,136,836	701,616
105,667	(273,392)	-	-	-
2,417	(295,647)	-	-	-
-	35,921	-	-	-
(497,821)	160,860	-	-	-
86,664	1,128,667	(63)	-	-

(1,368,360)	46,145,587	17,771,906	71,136,836	701,616

6,596,899	42,618,122	30,276,128	122,519,691	3,922,323

$8,024,133	$50,184,861	$35,486,458	$134,475,808	$4,160,357

$40,296	$283,431	$48,327	$59,940	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2010

	MassMutual Select Large Cap Value Fund	MassMutual Select Indexed Equity Fund
Investment income (Note 2):
Dividends (a)	$10,752,676	$36,145,397
Interest	636,962	10,449

Total investment income	11,389,638	36,155,846

Expenses (Note 3):
Investment management fees	4,413,531	1,766,743
Custody fees	111,691	152,591
Audit fees	31,891	33,203
Legal fees	12,212	31,661
Proxy fees	969	968
Shareholder reporting fees	30,684	72,969
Trustees’ fees	61,315	155,080

	4,662,293	2,213,215
Administration fees:
Class A	511,906	1,254,038
Class L	301,620	818,113
Class Y	138,591	992,938
Class S	293,761	1,293,652
Class N	2,622	14,999
Class Z	-	512,256
Distribution fees:
Class N	1,751	7,079
Service fees:
Class A	394,502	653,553
Class N	1,751	7,079

Total expenses	6,308,797	7,766,922
Expenses waived (Note 3):
Class A fees waived by advisor	-	-
Class L fees waived by advisor	-	-
Class Y fees waived by advisor	-	-
Class S fees waived by advisor	-	-
Class N fees waived by advisor	-	-
Class A administrative fees waived	-	(522,843)
Class L administrative fees waived	-	(341,093)
Class N administrative fees waived	-	(5,663)

Net expenses	6,308,797	6,897,323

Net investment income (loss)	5,080,841	29,258,523

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	35,776,538	(1,634,408)
Futures contracts	-	1,737,889
Foreign currency transactions	(29,848)	-

Net realized gain (loss)	35,746,690	103,481

Net change in unrealized appreciation (depreciation) on:
Investment transactions	39,776,267	220,432,247
Futures contracts	-	176,778
Translation of assets and liabilities in foreign currencies	9,963	-

Net change in unrealized appreciation (depreciation)	39,786,230	220,609,025

Net realized gain (loss) and change in unrealized appreciation (depreciation)	75,532,920	220,712,506

Net increase (decrease) in net assets resulting from operations	$80,613,761	$249,971,029

(a) Net of withholding tax of:	$183,465	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund	MassMutual Select Blue Chip Growth Fund	MassMutual Select Large Cap Growth Fund	MassMutual Select Aggressive Growth Fund	MassMutual Select NASDAQ- 100 Fund

$1,065,729	$4,168,003	$907,058	$2,233,023	$409,800
116	2,439	93	248	284

1,065,845	4,170,442	907,151	2,233,271	410,084

400,729	3,251,255	464,967	2,057,185	68,033
21,428	57,179	22,453	41,042	13,556
32,610	30,829	31,128	31,753	32,606
1,010	8,913	1,250	4,929	806
969	969	969	969	968
5,780	26,996	6,905	14,376	4,523
4,730	45,079	6,345	24,865	4,003

467,256	3,421,220	534,017	2,175,119	124,495

66,109	263,301	10,969	184,114	113,170
49,987	1,036,610	64,870	179,813	38,650
7,494	121,529	4,665	38,136	6,995
6,719	220,841	77,773	147,724	72,121
400	2,388	5	126	2,044
-	-	-	-	-

286	1,302	3	80	758

55,091	161,139	7,771	133,648	45,311
286	1,302	3	80	758

653,628	5,229,632	700,076	2,858,840	404,302

-	(98,291)	-	-	-
-	(285,453)	-	-	-
-	(64,240)	-	-	-
-	(114,879)	-	-	-
-	(690)	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-

653,628	4,666,079	700,076	2,858,840	404,302

412,217	(495,637)	207,075	(625,569)	5,782

3,424,745	36,778,325	8,760,814	14,126,238	2,641,722
-	-	-	-	117,301
-	(3,071)	-	-	-

3,424,745	36,775,254	8,760,814	14,126,238	2,759,023

2,529,046	38,055,460	1,561,676	38,731,532	5,255,539
-	-	-	-	(2,674)
-	2,145	-	-	-

2,529,046	38,057,605	1,561,676	38,731,532	5,252,865

5,953,791	74,832,859	10,322,490	52,857,770	8,011,888

$6,366,008	$74,337,222	$10,529,565	$52,232,201	$8,017,670

$10,772	$27,518	$6,201	$28,230	$3,692

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2010

	MassMutual Select Focused Value Fund	MassMutual Select Mid-Cap Value Fund
Investment income (Note 2):
Dividends (a)	$8,447,871	$2,697,851
Interest	3,295	218

Total investment income	8,451,166	2,698,069

Expenses (Note 3):
Investment management fees	4,109,628	870,145
Custody fees	45,717	25,693
Audit fees	31,875	31,703
Legal fees	10,616	2,253
Proxy fees	969	969
Shareholder reporting fees	27,955	11,109
Trustees’ fees	51,665	10,854

	4,278,425	952,726
Administration fees:
Class A	565,109	18,435
Class L	333,336	116,912
Class Y	133,170	1,099
Class S	264,133	39,203
Class N	7,653	186
Class Z	9	-
Distribution fees:
Class N	4,823	133
Service fees:
Class A	406,278	15,363
Class N	4,823	133

Total expenses	5,997,759	1,144,190
Expenses waived (Note 3):
Class A management fees waived	(21,667)	-
Class L management fees waived	(12,508)	-
Class Y management fees waived	(9,207)	-
Class S management fees waived	(37,992)	-
Class N management fees waived	(238)	-
Class Z management fees waived	(13)	-

Net expenses	5,916,134	1,144,190

Net investment income (loss)	2,535,032	1,553,879

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	60,824,925	16,736,490
Foreign currency transactions	-	118

Net realized gain (loss)	60,824,925	16,736,608

Net change in unrealized appreciation (depreciation) on:
Investment transactions	47,595,902	8,183,962
Translation of assets and liabilities in foreign currencies	-	38

Net change in unrealized appreciation (depreciation)	47,595,902	8,184,000

Net realized gain (loss) and change in unrealized appreciation (depreciation)	108,420,827	24,920,608

Net increase (decrease) in net assets resulting from operations	$110,955,859	$26,474,487

(a) Net of withholding tax of:	$-	$11,806

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MassMutual Select Mid Cap Growth Equity Fund	MassMutual Select Mid Cap Growth Equity II Fund	MassMutual Select Small Cap Growth Equity Fund

$1,361,885	$7,665,906	$440,135	$7,786,104	$3,108,959
206	2,242	137	29,852	1,507

1,362,091	7,668,148	440,272	7,815,956	3,110,466

657,040	4,268,598	468,519	9,881,136	4,998,812
13,715	56,948	33,197	156,937	109,004
28,889	31,278	31,683	32,125	32,902
1,731	9,100	1,450	23,554	11,456
969	968	968	969	969
9,829	23,166	6,358	53,667	24,550
7,917	43,765	6,069	115,019	53,025

720,090	4,433,823	548,244	10,263,407	5,230,718

22,663	388,704	35,549	1,112,233	338,025
65,223	192,979	53,298	1,325,260	245,723
7,732	161,444	2,924	328,803	221,090
26,569	488,324	31,476	423,222	488,157
58	4,183	745	8,137	1,944
-	8	-	8	10

41	2,506	521	5,230	1,046

18,886	262,199	28,902	820,395	203,774
41	2,506	521	5,230	1,046

861,303	5,936,676	702,180	14,291,925	6,731,533

-	(11,874)	-	(47,696)	(5,870)
-	(5,407)	-	(57,279)	(3,940)
-	(6,648)	-	(25,707)	(5,226)
-	(30,995)	-	(66,588)	(36,368)
-	(81)	-	(304)	(29)
-	(11)	-	(13)	(7)

861,303	5,881,660	702,180	14,094,338	6,680,093

500,788	1,786,488	(261,908)	(6,278,382)	(3,569,627)

6,686,949	24,420,634	14,312,084	107,344,675	76,944,442
-	(203)	(81,400)	(23,581)	(217,386)

6,686,949	24,420,431	14,230,684	107,321,094	76,727,056

14,640,844	75,654,097	507,456	231,194,368	72,510,059
-	-	(312)	(215)	(10,960)

14,640,844	75,654,097	507,144	231,194,153	72,499,099

21,327,793	100,074,528	14,737,828	338,515,247	149,226,155

$21,828,581	$101,861,016	$14,475,920	$332,236,865	$145,656,528

$-	$10,630	$5,688	$128,087	$35,287

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2010

	MassMutual Select Small Company Growth Fund	MassMutual Select Diversified International Fund
Investment income (Note 2):
Dividends - unaffiliated issuers (a)	$287,437	$3,365,448
Dividends - affiliated issuers (Note 7)	-	-
Interest	80	323

Total investment income	287,517	3,365,771

Expenses (Note 3):
Investment management fees	469,704	1,185,712
Custody fees	25,778	154,018
Audit fees	31,118	33,910
Legal fees	1,028	2,525
Proxy fees	969	968
Shareholder reporting fees	5,190	9,101
Trustees’ fees	4,977	12,620

	538,764	1,398,854
Administration fees:
Class A	43,467	4,178
Class L	50,519	92,365
Class Y	7,838	10,163
Class S	38,523	46,361
Class N	747	234
Class Z	-	-
Distribution fees:
Class N	468	167
Service fees:
Class A	31,128	3,482
Class N	468	167

Total expenses	711,922	1,555,971
Expenses waived (Note 3):
Class A fees waived by advisor	-	(2,668)
Class L fees waived by advisor	-	(58,987)
Class Y fees waived by advisor	-	(8,254)
Class S fees waived by advisor	-	(112,980)
Class N fees waived by advisor	-	(128)
Class A administrative fees waived	-	-
Class L administrative fees waived	-	-
Class N administrative fees waived	-	-
Class A management fees waived	-	-
Class L management fees waived	-	-
Class Y management fees waived	-	-
Class S management fees waived	-	-
Class N management fees waived	-	-
Class Z management fees waived	-	-

Net expenses	711,922	1,372,954

Net investment income (loss)	(424,405)	1,992,817

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions - unaffiliated issuers	8,130,953	(709,606)
Investment transactions - affiliated issuers (Note 7)	-	-
Futures contracts	-	64,798
Foreign currency transactions	-	1,890,899
Realized gain distributions - affiliated issuers (Note 7)	-	-

Net realized gain (loss)	8,130,953	1,246,091

Net change in unrealized appreciation (depreciation) on:
Investment transactions - unaffiliated issuers	8,202,776	4,259,869
Investment transactions - affiliated issuers	-	-
Futures contracts	-	(82,280)
Translation of assets and liabilities in foreign currencies	-	320,614

Net change in unrealized appreciation (depreciation)	8,202,776	4,498,203

Net realized gain (loss) and change in unrealized appreciation (depreciation)	16,333,729	5,744,294

Net increase (decrease) in net assets resulting from operations	$15,909,324	$7,737,111

(a) Net of withholding tax of:	$945	$443,068
* Fund commenced operations on April 1, 2010.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund	MassMutual Select Destination Retirement Income Fund	MassMutual Select Destination Retirement 2010 Fund	MassMutual Select Destination Retirement 2015 Fund*	MassMutual Select Destination Retirement 2020 Fund

$12,582,579	$-	$-	$-	$-
-	2,598,165	2,296,348	23,865	6,343,916
716	-	-	-	-

12,583,295	2,598,165	2,296,348	23,865	6,343,916

5,455,985	52,741	57,646	403	182,200
492,018	30,833	30,871	5,091	30,122
36,234	29,093	29,099	29,061	29,184
9,972	2,769	2,938	358	7,181
969	968	969	968	968
28,885	8,146	8,603	2,792	18,904
49,053	9,572	10,194	61	32,429

6,073,116	134,122	140,320	38,734	300,988

153,376	49,926	55,758	191	160,606
380,688	55,196	22,064	122	188,792
116,460	8,069	17,606	46	45,363
196,653	3,150	8,544	53	27,153
1,181	201	1,134	-	1,274
9	-	-	-	-

966	256	1,291	-	1,410

145,400	85,548	82,191	298	228,392
966	256	1,291	-	1,410

7,068,815	336,724	330,199	39,444	955,388

-	-	-	(5,622)	-
-	-	-	(3,599)	-
-	-	-	(3,637)	-
-	-	-	(25,151)	-
-	-	-	-	-
(50,632)	-	-	-	-
(124,536)	-	-	-	-
(357)	-	-	-	-
(18,820)	-	-	-	-
(48,431)	-	-	-	-
(29,561)	-	-	-	-
(85,512)	-	-	-	-
(74)	-	-	-	-
(32)	-	-	-	-

6,710,860	336,724	330,199	1,435	955,388

5,872,435	2,261,441	1,966,149	22,430	5,388,528

9,405,041	-	-	-	-
-	4,004,198	2,512,227	2,772	(18,072,584)
50,174	-	-	-	-
2,715,624	-	-	-	-
-	879,145	955,837	9,564	2,515,295

12,170,839	4,883,343	3,468,064	12,336	(15,557,289)

41,917,520	-	-	-	-
-	2,886,643	7,077,446	71,653	57,131,186
(41,386)	-	-	-	-
(2,535,740)	-	-	-	-

39,340,394	2,886,643	7,077,446	71,653	57,131,186

51,511,233	7,769,986	10,545,510	83,989	41,573,897

$57,383,668	$10,031,427	$12,511,659	$106,419	$46,962,425

$1,554,826	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2010

	MassMutual Select Destination Retirement 2025 Fund*	MassMutual Select Destination Retirement 2030 Fund
Investment income (Note 2):
Dividends - affiliated issuers (Note 7)	$18,670	$4,182,584

Total investment income	18,670	4,182,584

Expenses (Note 3):
Investment management fees	388	143,583
Custody fees	5,379	30,115
Audit fees	29,061	29,158
Legal fees	350	5,681
Proxy fees	968	968
Shareholder reporting fees	2,792	15,656
Trustees’ fees	58	25,543

	38,996	250,704
Administration fees:
Class A	157	121,855
Class L	120	145,684
Class Y	45	36,390
Class S	53	19,288
Class N	-	805
Distribution fees:
Class N	-	901
Service fees:
Class A	245	175,787
Class N	-	901

Total expenses	39,616	752,315
Expenses waived (Note 3):
Class A fees waived by advisor	(4,847)	-
Class L fees waived by advisor	(3,718)	-
Class Y fees waived by advisor	(3,719)	-
Class S fees waived by advisor	(26,013)	-
Class N fees waived by advisor	-	-

Net expenses	1,319	752,315

Net investment income (loss)	17,351	3,430,269

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions - affiliated issuers (Note 7)	1,117	(20,180,465)
Realized gain distributions - affiliated issuers (Note 7)	8,074	1,822,068

Net realized gain (loss)	9,191	(18,358,397)

Net change in unrealized appreciation (depreciation) on:
Investment transactions - affiliated issuers	82,183	54,803,754

Net change in unrealized appreciation (depreciation)	82,183	54,803,754

Net realized gain (loss) and change in unrealized appreciation (depreciation)	91,374	36,445,357

Net increase (decrease) in net assets resulting from operations	$108,725	$39,875,626

* Fund commenced operations on April 1, 2010.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2035 Fund*	MassMutual Select Destination Retirement 2040 Fund	MassMutual Select Destination Retirement 2045 Fund*	MassMutual Select Destination Retirement 2050 Fund

$15,532	$2,254,109	$13,715	$276,223

15,532	2,254,109	13,715	276,223

380	85,369	377	9,824
4,995	30,044	5,164	29,941
29,061	29,117	29,061	9,067
349	3,420	348	388
968	968	968	968
2,887	10,957	2,807	4,220
58	15,312	56	1,665

38,698	175,187	38,781	56,073

133	66,705	129	3,215
120	83,695	120	2,252
45	13,748	45	2,154
53	6,392	52	1,256
-	532	-	175

-	629	-	208

208	103,194	201	5,023
-	629	-	208

39,257	450,711	39,328	70,564

(4,168)	-	(4,056)	(3,926)
(3,767)	-	(3,783)	(2,750)
(3,762)	-	(3,785)	(7,014)
(26,317)	-	(26,478)	(24,538)
-	-	-	(163)

1,243	450,711	1,226	32,173

14,289	1,803,398	12,489	244,050

657	(9,399,238)	(542)	1,319,337
7,267	1,145,006	6,841	141,409

7,924	(8,254,232)	6,299	1,460,746

85,235	30,926,074	92,106	1,470,411

85,235	30,926,074	92,106	1,470,411

93,159	22,671,842	98,405	2,931,157

$107,448	$24,475,240	$110,894	$3,175,207

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select PIMCO Total Return Fund	MassMutual Select Strategic Bond Fund
	Period Ended December 31, 2010*	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$15,405,904	$7,982,588	$10,766,820
Net realized gain (loss) on investment transactions	(2,134,826)	3,768,119	(7,365,720)
Net change in unrealized appreciation (depreciation) on investments	21,195,536	8,597,403	31,123,317

Net increase (decrease) in net assets resulting from operations	34,466,614	20,348,110	34,524,417

Distributions to shareholders (Note 2):
From net investment income:
Class A	(8,009,037)	(2,603,914)	(5,101,994)
Class L	(337,579)	(2,117,201)	(3,030,708)
Class Y	(6,314,703)	(1,550,402)	(4,609,586)
Class S	(361,588)	(2,541,242)	(4,402,978)
Class N	(96,585)	(43,794)	(61,218)
Class Z	(48,662)	-	-

Total distributions from net investment income	(15,168,154)	(8,856,553)	(17,206,484)

From net realized gains:
Class A	(5,802,744)	-	-
Class L	(220,819)	-	-
Class Y	(4,237,514)	-	-
Class S	(225,626)	-	-
Class N	(75,867)	-	-
Class Z	(29,202)	-	-

Total distributions from net realized gains	(10,591,772)	-	-

Tax return of capital:
Class L	-	-	-
Class Y	-	-	-
Class S	-	-	-

Total tax return of capital	-	-	-

Net fund share transactions (Note 5):
Class A	702,444,383	(11,327,824)	(10,984,563)
Class L	28,706,078	3,989,276	13,889,812
Class Y	511,700,007	(32,826,007)	(10,626,583)
Class S	29,889,731	(3,634,476)	(9,738,271)
Class N	9,840,998	109,366	2,501
Class Z	3,745,993	-	-

Increase (decrease) in net assets from fund share transactions	1,286,327,190	(43,689,665)	(17,457,104)

Total increase (decrease) in net assets	1,295,033,878	(32,198,108)	(139,171)
Net assets
Beginning of year	-	205,800,923	205,940,094

End of year	$1,295,033,878	$173,602,815	$205,800,923

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$1,211,526	$-	$-

Distributions in excess of net investment income included in net assets at end of year	$-	$(486,683)	$(198,132)

*	Fund commenced operations on July 6, 2010.
**	Fund commenced operations on December 1, 2009.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund		MassMutual Select Global Allocation Fund		MassMutual Select Diversified Value Fund
Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Period Ended December 31, 2009**	Year Ended December 31, 2010	Year Ended December 31, 2009

$1,427,234	$2,407,042	$7,566,739	$311,792	$5,210,330	$6,497,576
7,965,259	(313,859)	(3,527,465)	(630,979)	12,504,222	(113,532,984)
(1,368,360)	20,168,116	46,145,587	(4,075,647)	17,771,906	165,881,936

8,024,133	22,261,299	50,184,861	(4,394,834)	35,486,458	58,846,528

(113,111)	(184,404)	(10,566)	-	(462,360)	(612,374)
(586,440)	(895,214)	(74,272)	-	(650,600)	(663,472)
(377,596)	(655,837)	(13,865)	-	(586,947)	(522,254)
(81,256)	(527,764)	(5,155,251)	-	(3,557,591)	(3,563,283)
(5,377)	(10,175)	-	-	(2,031)	(5,157)
-	-	-	-	-	-

(1,163,780)	(2,273,394)	(5,253,954)	-	(5,259,529)	(5,366,540)

-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-

-	-	-	-	-	-

-	-	-	(2,191)	-	-
-	-	-	(33)	-	-
-	-	-	(193,930)	-	-

-	-	-	(196,154)	-	-

(1,971,430)	(6,712,052)	2,223,938	100,100	(16,131,883)	(14,292,906)
(5,414,537)	(12,441,966)	278,774	9,801,521	(6,110,281)	(9,080,612)
(9,282,310)	(9,680,790)	1,333,553	100,133	(1,940,051)	(27,088,719)
(526,100)	(10,565,770)	50,380,360	466,989,340	(33,046,044)	11,964,407
(94,468)	(7,931)	-	-	(320,906)	(162,319)
-	-	-	-	-	-

(17,288,845)	(39,408,509)	54,216,625	476,991,094	(57,549,165)	(38,660,149)

(10,428,492)	(19,420,604)	99,147,532	472,400,106	(27,322,236)	14,819,839

76,398,525	95,819,129	472,400,106	-	320,521,813	305,701,974

$65,970,033	$76,398,525	$571,547,638	$472,400,106	$293,199,577	$320,521,813

$413,240	$24,605	$-	$373,656	$980,407	$1,092,238

$-	$-	$(1,181,730)	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Fundamental Value Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$11,956,117	$12,849,555
Net realized gain (loss) on investment transactions	51,382,855	(84,350,024)
Net change in unrealized appreciation (depreciation) on investments	71,136,836	264,115,815

Net increase (decrease) in net assets resulting from operations	134,475,808	192,615,346

Distributions to shareholders (Note 2):
From net investment income:
Class A	(2,815,435)	(4,253)
Class L	(1,808,580)	(3,449)
Class Y	(1,845,693)	(2,256)
Class S	(6,318,016)	(9,022)
Class N	(10,701)	(48)
Class Z	-	-

Total distributions from net investment income	(12,798,425)	(19,028)

Net fund share transactions (Note 5):
Class A	20,790,026	19,958,775
Class L	(26,267,783)	(7,274,458)
Class Y	(11,619,789)	17,139,342
Class S	(1,094,491)	(2,824,204)
Class N	(575,037)	(105,405)
Class Z	100,100	-

Increase (decrease) in net assets from fund share transactions	(18,666,974)	26,894,050

Total increase (decrease) in net assets	103,010,409	219,490,368
Net assets
Beginning of year	988,910,593	769,420,225

End of year	$1,091,921,002	$988,910,593

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$11,874,953	$12,749,109

Distributions in excess of net investment income included in net assets at end of year	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund		MassMutual Select Large Cap Value Fund		MassMutual Select Indexed Equity Fund
Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

$238,034	$476,645	$5,080,841	$5,032,456	$29,258,523	$28,283,550
3,220,707	(7,888,322)	35,746,690	(102,492,048)	103,481	(39,278,276)
701,616	13,755,573	39,786,230	282,254,647	220,609,025	375,042,529

4,160,357	6,343,896	80,613,761	184,795,055	249,971,029	364,047,803

(153,424)	-	(1,299,284)	(619,068)	(3,766,005)	(2,569,719)
(28,041)	-	(912,333)	(721,196)	(2,965,321)	(1,739,411)
(42,377)	-	(1,001,918)	(660,372)	(4,361,501)	(3,762,581)
(260,835)	-	(4,689,207)	(3,216,764)	(6,798,157)	(5,252,298)
(1,063)	-	(3,982)	(2,341)	(29,012)	(25,326)
-	-	-	-	(11,372,634)	(7,456,171)

(485,740)	-	(7,906,724)	(5,219,741)	(29,292,630)	(20,805,506)

(709,262)	(809,749)	(33,392,444)	(69,716,215)	28,149,995	11,283,597
72,649	(6,207,121)	(41,235,451)	(36,069,665)	24,507,864	(90,330,006)
(276,405)	275,874	(8,626,454)	2,740,990	(44,723,205)	(3,175,769)
(2,788,826)	(11,994,408)	(26,808,035)	(54,887,797)	(7,886,501)	(26,534,609)
(2,621)	(42)	(271,843)	151,465	(560,301)	(24,611)
-	-	-	-	88,041,768	20,111,169

(3,704,465)	(18,735,446)	(110,334,227)	(157,781,222)	87,529,620	(88,670,229)

(29,848)	(12,391,550)	(37,627,190)	21,794,092	308,208,019	254,572,068

32,783,464	45,175,014	731,380,582	709,586,490	1,663,516,443	1,408,944,375

$32,753,616	$32,783,464	$693,753,392	$731,380,582	$1,971,724,462	$1,663,516,443

$224,285	$468,258	$-	$-	$7,507,894	$7,565,392

$-	$-	$(3,005,950)	$(479,976)	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Core Opportunities Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$412,217	$239,138
Net realized gain (loss) on investment transactions	3,424,745	(3,928,967)
Net change in unrealized appreciation (depreciation) on investments	2,529,046	11,830,652

Net increase (decrease) in net assets resulting from operations	6,366,008	8,140,823

Distributions to shareholders (Note 2):
From net investment income:
Class A	(32,209)	-
Class L	(95,654)	-
Class Y	(17,570)	-
Class S	(95,062)	-
Class N	-	-

Total distributions from net investment income	(240,495)	-

From net realized gains:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-
Class N	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Class A	706,096	(1,125,176)
Class L	15,038,670	(3,238,357)
Class Y	(1,882,555)	50,270
Class S	14,627,631	319,502
Class N	8,667	7,887

Increase (decrease) in net assets from fund share transactions	28,498,509	(3,985,874)

Total increase (decrease) in net assets	34,624,022	4,154,949
Net assets
Beginning of year	35,046,308	30,891,359

End of year	$69,670,330	$35,046,308

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$406,155	$236,058

Distributions in excess of net investment income included in net assets at end of year	$-	$-

†	Amount is less than $0.50.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund		MassMutual Select Large Cap Growth Fund		MassMutual Select Aggressive Growth Fund
Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

$(495,637)	$145,019	$207,075	$198,724	$(625,569)	$(845,675)
36,775,254	(53,756,172)	8,760,814	(3,323,103)	14,126,238	(39,819,372)
38,057,605	234,184,576	1,561,676	17,625,328	38,731,532	162,287,248

74,337,222	180,573,423	10,529,565	14,500,949	52,232,201	121,622,201

-	(11,389)	(1,530)	-	-	-
-	(48,500)	(57,357)	(33,419)	-	-
(38,237)	(7,854)	(0)†	(19,291)	-	-
(119,015)	(31,519)	(210,278)	(119,997)	-	-
-	(138)	(1)	-	-	-

(157,252)	(99,400)	(269,166)	(172,707)	-	-

-	-	-	-	-	(8,293)
-	-	-	-	-	(9,113)
-	-	-	-	-	(2,859)
-	-	-	-	-	(21,130)
-	-	-	-	-	(12)

-	-	-	-	-	(41,407)

(11,986,284)	(481,765)	(1,777,439)	(677,978)	(16,272,430)	(7,318,309)
(61,115,730)	(31,102,310)	2,621,470	13,634,621	(16,886,180)	(28,124,690)
(3,037,856)	947,341	(12,320,632)	691,197	(3,600,429)	(3,225,946)
(29,982,051)	(23,383,876)	(13,651,904)	33,459,515	16,272,210	(8,887,695)
(484,011)	(40,852)	1	-	(67,077)	(28,614)

(106,605,932)	(54,061,462)	(25,128,504)	47,107,355	(20,553,906)	(47,585,254)

(32,425,962)	126,412,561	(14,868,105)	61,435,597	31,678,295	73,995,540

562,821,469	436,408,908	84,197,386	22,761,789	309,626,191	235,630,651

$530,395,507	$562,821,469	$69,329,281	$84,197,386	$341,304,486	$309,626,191

$(149,296)	$72,956	$-	$25,217	$(72,706)	$(64,724)

$-	$-	$(9,519)	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select NASDAQ-100 Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,782	$(76,258)
Net realized gain (loss) on investment transactions	2,759,023	453,562
Net change in unrealized appreciation (depreciation) on investments	5,252,865	16,285,354

Net increase (decrease) in net assets resulting from operations	8,017,670	16,662,658

Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-
Class N	-	-

Total distributions from net investment income	-	-

Net fund share transactions (Note 5):
Class A	(2,009,898)	(793,505)
Class L	(1,104,878)	(296,276)
Class Y	(1,369,324)	(130,216)
Class S	(2,424,765)	3,193,793
Class N	(35,828)	82,735
Class Z	-	-

Increase (decrease) in net assets from fund share transactions	(6,944,693)	2,056,531

Total increase (decrease) in net assets	1,072,977	18,719,189
Net assets
Beginning of year	48,411,814	29,692,625

End of year	$49,484,791	$48,411,814

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$3,864	$3,462

Distributions in excess of net investment income included in net assets at end of year	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund		MassMutual Select Mid-Cap Value Fund		MassMutual Select Small Cap Value Equity Fund
Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

$2,535,032	$3,182,999	$1,553,879	$1,101,605	$500,788	$802,866
60,824,925	(61,590,804)	16,736,608	(35,370,572)	6,686,949	(28,970,358)
47,595,902	285,099,937	8,184,000	61,037,997	14,640,844	44,732,783

110,955,859	226,692,132	26,474,487	26,769,030	21,828,581	16,565,291

(533,664)	-	(40,096)	(36,498)	(12,182)	(37,442)
(447,614)	-	(420,368)	(275,609)	(79,629)	(175,010)
(408,713)	-	(12,268)	(2,976)	(22,330)	(36,716)
(1,826,976)	-	(1,121,561)	(672,224)	(427,443)	(560,977)
-	-	(362)	(155)	(2)	-

(3,216,967)	-	(1,594,655)	(987,462)	(541,586)	(810,145)

(20,413,988)	(7,752,853)	(1,594,656)	458,459	(1,838,365)	(1,277,489)
(26,139,153)	(11,641,213)	(2,815,411)	(3,464,214)	(8,938,608)	(4,165,855)
(5,380,544)	(18,109,875)	444,550	(1,628,853)	(806,206)	(938,763)
(2,613,634)	24,065,826	4,877,630	(5,937,886)	(7,019,207)	(3,338,190)
(1,143,746)	62,249	7,280	4,919	785	(201,896)
100,100	-	-	-	-	-

(55,590,965)	(13,375,866)	919,393	(10,567,575)	(18,601,601)	(9,922,193)

52,147,927	213,316,266	25,799,225	15,213,993	2,685,394	5,832,953

590,381,792	377,065,526	115,208,373	99,994,380	99,369,410	93,536,457

$642,529,719	$590,381,792	$141,007,598	$115,208,373	$102,054,804	$99,369,410

$2,426,392	$3,109,455	$-	$101,822	$-	$6,758

$-	$-	$(20,359)	$-	$(16,598)	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Small Company Value Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,786,488	$2,001,931
Net realized gain (loss) on investment transactions	24,420,431	(28,749,396)
Net change in unrealized appreciation (depreciation) on investments	75,654,097	126,796,920

Net increase (decrease) in net assets resulting from operations	101,861,016	100,049,455

Distributions to shareholders (Note 2):
From net investment income:
Class A	(407,093)	(268,904)
Class L	(283,149)	(261,165)
Class Y	(427,264)	(465,514)
Class S	(2,189,361)	(1,491,055)
Class N	(377)	(844)
Class Z	(883)	-

Total distributions from net investment income	(3,308,127)	(2,487,482)

From net realized gains:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-
Class N	-	-
Class Z	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Class A	5,534,381	(11,700,254)
Class L	(10,467,053)	(5,354,358)
Class Y	(24,114,814)	(10,840,362)
Class S	21,495,362	(4,803,780)
Class N	(991,356)	111,898
Class Z	100,101	-

Increase (decrease) in net assets from fund share transactions	(8,443,379)	(32,586,856)

Total increase (decrease) in net assets	90,109,510	64,975,117
Net assets
Beginning of year	456,950,835	391,975,718

End of year	$547,060,345	$456,950,835

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$919,882

Distributions in excess of net investment income included in net assets at end of year	$(642,356)	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund		MassMutual Select Mid Cap Growth Equity II Fund		MassMutual Select Small Cap Growth Equity Fund
Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

$(261,908)	$(222,083)	$(6,278,382)	$(4,569,857)	$(3,569,627)	$(2,682,800)
14,230,684	(9,132,373)	107,321,094	(110,189,939)	76,727,056	(11,551,177)
507,144	32,806,849	231,194,153	476,467,866	72,499,099	152,861,131

14,475,920	23,452,393	332,236,865	361,708,070	145,656,528	138,627,154

-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	(18,023)	-	-
-	-	-	-	-	-
-	-	-	-	-	-

-	-	-	(18,023)	-	-

-	-	-	-	(818,370)	-
-	-	-	-	(529,753)	-
-	-	-	-	(698,464)	-
-	-	-	-	(4,770,852)	-
-	-	-	-	(4,165)	-
-	-	-	-	(893)	-

-	-	-	-	(6,822,497)	-

(4,531,074)	(1,347,124)	(7,177,495)	3,755,153	222,564	(6,458,547)
(1,704,817)	(5,272,460)	(10,418,766)	(7,047,734)	(9,609,360)	(19,012,404)
(27,473)	(2,706,795)	1,155,788	9,630,336	(20,277,882)	(5,968,953)
(17,997,421)	(10,639,640)	63,360,626	32,722,250	217,526,492	9,804,232
(95,248)	(3,113)	(193,827)	281,519	(131,731)	53,328
-	-	100,100	-	100,101	-

(24,356,033)	(19,969,132)	46,826,426	39,341,524	187,830,184	(21,582,344)

(9,880,113)	3,483,261	379,063,291	401,031,571	326,664,215	117,044,810

76,177,027	72,693,766	1,199,324,516	798,292,945	485,628,490	368,583,680

$66,296,914	$76,177,027	$1,578,387,807	$1,199,324,516	$812,292,705	$485,628,490

$(30,465)	$(20,086)	$(2,583,181)	$(1,409,191)	$(122,676)	$(102,542)

$-	$-	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Small Company Growth Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(424,405)	$(233,123)
Net realized gain (loss) on investment transactions	8,130,953	(4,166,859)
Net change in unrealized appreciation (depreciation) on investments	8,202,776	18,820,624

Net increase (decrease) in net assets resulting from operations	15,909,324	14,420,642

Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-
Class N	-	-

Total distributions from net investment income	-	-

Net fund share transactions (Note 5):
Class A	(3,575,503)	(3,229,635)
Class L	2,657,883	(1,207,316)
Class Y	(2,476,635)	(8,906,193)
Class S	1,616,328	(4,753,070)
Class N	34,320	(32,088)
Class Z	-	-

Increase (decrease) in net assets from fund share transactions	(1,743,607)	(18,128,302)

Total increase (decrease) in net assets	14,165,717	(3,707,660)
Net assets
Beginning of year	49,675,425	53,383,085

End of year	$63,841,142	$49,675,425

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(17,705)	$(15,975)

Distributions in excess of net investment income included in net assets at end of year	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund		MassMutual Select Overseas Fund
Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

$1,992,817	$2,976,389	$5,872,435	$6,572,511
1,246,091	(52,976,516)	12,170,839	(96,072,772)
4,498,203	106,295,828	39,340,394	263,135,031

7,737,111	56,295,701	57,383,668	173,634,770

(34,777)	-	(635,208)	-
(974,079)	(256,951)	(1,970,244)	-
(227,471)	(59,989)	(1,300,895)	-
(3,194,917)	(874,242)	(3,676,942)	-
(1,801)	(255)	-	-

(4,433,045)	(1,191,437)	(7,583,289)	-

(442,174)	(55,006,793)	(9,526,008)	(2,983,906)
(249,076)	(1,704,802)	(15,346,826)	(46,669,247)
294,028	(646,657)	(23,218,194)	343,818
7,259,667	5,874,834	(3,780,126)	(27,610,170)
(1,130)	580	(755,384)	(225,161)
-	-	100,100	-

6,861,315	(51,482,838)	(52,526,438)	(77,144,666)

10,165,381	3,621,426	(2,726,059)	96,490,104

134,637,538	131,016,112	571,371,563	474,881,459

$144,802,919	$134,637,538	$568,645,504	$571,371,563

$-	$-	$8,511,920	$6,639,437

$(930,296)	$(380,814)	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Destination Retirement Income Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,261,441	$2,350,397
Net realized gain (loss) on investment transactions	4,883,343	(36,253,679)
Net change in unrealized appreciation (depreciation) on investments	2,886,643	52,519,022

Net increase (decrease) in net assets resulting from operations	10,031,427	18,615,740

Distributions to shareholders (Note 2):
From net investment income:
Class A	(816,134)	-
Class L	(967,462)	-
Class Y	(472,100)	-
Class S	(494,115)	-
Class N	(2,226)	-

Total distributions from net investment income	(2,752,037)	-

From net realized gains:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Class A	(1,362,043)	(15,292,117)
Class L	(3,303,097)	(24,894,338)
Class Y	(481,104)	(42,322,605)
Class S	(2,577,218)	(4,108,316)
Class N	(7,588)	(1,607)

Increase (decrease) in net assets from fund share transactions	(7,731,050)	(86,618,983)

Total increase (decrease) in net assets	(451,660)	(68,003,243)
Net assets
Beginning of year	105,917,927	173,921,170

End of year	$105,466,267	$105,917,927

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$2,600,673	$2,756,683

*	Fund commenced operations on April 1, 2010.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund		MassMutual Select Destination Retirement 2015 Fund	MassMutual Select Destination Retirement 2020 Fund
Year Ended December 31, 2010	Year Ended December 31, 2009	Period Ended December 31, 2010*	Year Ended December 31, 2010	Year Ended December 31, 2009

$1,966,149	$2,126,861	$22,430	$5,388,528	$4,060,807
3,468,064	(37,966,154)	12,336	(15,557,289)	(98,779,459)
7,077,446	61,995,247	71,653	57,131,186	187,315,955

12,511,659	26,155,954	106,419	46,962,425	92,597,303

(658,517)	-	(5,450)	(1,302,287)	-
(291,793)	-	(2,057)	(1,698,876)	-
(573,167)	-	(2,770)	(1,027,178)	-
(1,167,060)	-	(15,020)	(2,018,294)	-
(7,683)	-	-	(6,443)	-

(2,698,220)	-	(25,297)	(6,053,078)	-

-	-	(254)	-	-
-	-	(93)	-	-
-	-	(120)	-	-
-	-	(645)	-	-

-	-	(1,112)	-	-

(6,241,649)	(10,360,997)	287,131	(10,293,218)	(16,872,431)
(1,737,480)	(25,585,386)	103,439	(17,049,686)	(53,600,782)
(1,605,809)	(18,739,685)	136,350	(3,351,807)	(30,201,261)
(14,036,845)	3,091,545	715,765	(7,430,243)	12,214,345
(86,096)	(63,970)	-	(37,244)	(26,791)

(23,707,879)	(51,658,493)	1,242,685	(38,162,198)	(88,486,920)

(13,894,440)	(25,502,539)	1,322,695	2,747,149	4,110,383

120,889,484	146,392,023	-	373,580,404	369,470,021

$106,995,044	$120,889,484	$1,322,695	$376,327,553	$373,580,404

$2,328,900	$2,692,349	$682	$6,186,849	$6,035,477

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

MassMutual Select Destination Retirement 2025 Fund
Period Ended December 31, 2010*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$17,351
Net realized gain (loss) on investment transactions	9,191
Net change in unrealized appreciation (depreciation) on investments	82,183

Net increase (decrease) in net assets resulting from operations	108,725

Distributions to shareholders (Note 2):
From net investment income:
Class A	(3,549)
Class L	(1,633)
Class Y	(1,706)
Class S	(12,191)
Class N	-

Total distributions from net investment income	(19,079)

Net fund share transactions (Note 5):
Class A	235,831
Class L	101,898
Class Y	101,806
Class S	712,291
Class N	-

Increase (decrease) in net assets from fund share transactions	1,151,826

Total increase (decrease) in net assets	1,241,472
Net assets
Beginning of year	-

End of year	$1,241,472

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$691

*	Fund commenced operations on April 1, 2010.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2030 Fund		MassMutual Select Destination Retirement 2035 Fund	MassMutual Select Destination Retirement 2040 Fund
Year Ended December 31, 2010	Year Ended December 31, 2009	Period Ended December 31, 2010*	Year Ended December 31, 2010	Year Ended December 31, 2009

$3,430,269	$2,036,639	$14,289	$1,803,398	$929,478
(18,358,397)	(86,830,396)	7,924	(8,254,232)	(53,915,310)
54,803,754	163,650,220	85,235	30,926,074	102,327,051

39,875,626	78,856,463	107,448	24,475,240	49,341,219

(754,308)	-	(1,690)	(364,298)	-
(1,059,854)	-	(1,461)	(527,823)	-
(681,875)	-	(1,517)	(257,023)	-
(1,287,892)	-	(10,869)	(708,747)	-
(2,895)	-	-	(1,721)	-

(3,786,824)	-	(15,537)	(1,859,612)	-

(6,518,808)	(19,397,389)	134,441	(2,001,283)	(6,350,047)
(19,246,964)	(41,947,654)	102,832	(10,993,955)	(29,099,257)
(4,446,442)	(14,050,055)	101,672	(1,294,305)	(14,379,222)
190,997	16,924,479	710,969	3,945,165	11,125,964
(51,273)	77,828	-	(6,636)	64,032

(30,072,490)	(58,392,791)	1,049,914	(10,351,014)	(38,638,530)

6,016,312	20,463,672	1,141,825	12,264,614	10,702,689

294,825,692	274,362,020	-	172,027,429	161,324,740

$300,842,004	$294,825,692	$1,141,825	$184,292,043	$172,027,429

$3,863,504	$3,775,324	$688	$2,064,497	$1,851,759

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

MassMutual Select Destination Retirement 2045 Fund
Period Ended December 31, 2010*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$12,489
Net realized gain (loss) on investment transactions	6,299
Net change in unrealized appreciation (depreciation) on investments	92,106

Net increase (decrease) in net assets resulting from operations	110,894

Distributions to shareholders (Note 2):
From net investment income:
Class A	(1,346)
Class L	(1,222)
Class Y	(1,297)
Class S	(9,330)
Class N	-

Total distributions from net investment income	(13,195)

From net realized gains:
Class A	-
Class L	-
Class Y	-
Class S	-
Class N	-

Total distributions from net realized gains	-

Net fund share transactions (Note 5):
Class A	127,907
Class L	101,322
Class Y	101,397
Class S	709,430
Class N	-

Increase (decrease) in net assets from fund share transactions	1,040,056

Total increase (decrease) in net assets	1,137,755
Net assets
Beginning of year	-

End of year	$1,137,755

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$726

Distributions in excess of net investment income included in net assets at end of year	$-

*	Fund commenced operations on April 1, 2010.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2050 Fund
Year Ended December 31, 2010	Year Ended December 31, 2009

$244,050	$105,485
1,460,746	(3,081,429)
1,470,411	7,362,716

3,175,207	4,386,772

(23,790)	(12,307)
(18,739)	(11,580)
(51,244)	(32,114)
(164,298)	(128,712)
(465)	(454)

(258,536)	(185,167)

(44,530)	-
(29,199)	-
(74,281)	-
(230,303)	-
(1,468)	-

(379,781)	-

1,111,958	457,656
391,293	606,676
1,314,020	792,465
1,909,493	1,716,499
1,933	454

4,728,697	3,573,750

7,265,587	7,775,355

17,353,754	9,578,399

$24,619,341	$17,353,754

$13,024	$-

$-	$(804)

MassMutual Select PIMCO Total Return Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A		Class L		Class Y		Class S		Class N		Class Z
	Period Ended 12/31/10 +		Period Ended 12/31/10 +		Period Ended 12/31/10 +		Period Ended 12/31/10 +		Period Ended 12/31/10 +		Period Ended 12/31/10 +
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00		$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.12		0.13		0.13		0.14		0.11		0.16
Net realized and unrealized gain (loss) on investments	0.16		0.15		0.16		0.14		0.15		0.15

Total income (loss) from investment operations	0.28		0.28		0.29		0.28		0.26		0.31

Less distributions to shareholders:
From net investment income	(0.11)		(0.13)		(0.12)		(0.13)		(0.10)		(0.14)
From net realized gains	(0.08)		(0.08)		(0.08)		(0.08)		(0.08)		(0.08)

Total distributions	(0.19)		(0.21)		(0.20)		(0.21)		(0.18)		(0.22)

Net asset value, end of period	$10.09		$10.07		$10.09		$10.07		$10.08		$10.09

Total Return ^	2.89%	**^^	2.81%	**	2.98%	**	2.88%	**	2.70%	**^^	3.13%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$708,198		$27,909		$516,171		$29,273		$9,825		$3,658
Ratio of expenses to average daily net assets	0.87%	*	0.77%	*	0.69%	*	0.57%	*	1.12%	*	0.42%	*
Net investment income (loss) to average daily net assets	2.34%	*	2.57%	*	2.51%	*	2.77%	*	2.12%	*	3.15%	*
Portfolio turnover rate	299%	**	299%	**	299%	**	299%	**	299%	**	299%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period July 6, 2010 (commencement of operations) through December 31, 2010.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.14	$8.37	$10.00	$9.99	$9.97

Income (loss) from investment operations:
Net investment income (loss) ***	0.36	0.45	0.51	0.46	0.43
Net realized and unrealized gain (loss) on investments	0.54	1.09	(1.39)	(0.08)	(0.03)

Total income (loss) from investment operations	0.90	1.54	(0.88)	0.38	0.40

Less distributions to shareholders:
From net investment income	(0.48)	(0.77)	(0.49)	(0.37)	(0.38)
From net realized gains	-	-	(0.26)	-	-

Total distributions	(0.48)	(0.77)	(0.75)	(0.37)	(0.38)

Net asset value, end of year	$9.56	$9.14	$8.37	$10.00	$9.99

Total Return ^,^^	10.00%	18.39%	(8.60% )	3.95%	3.99%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$54,043	$62,233	$67,723	$82,172	$39,420
Ratio of expenses to average daily net assets:
Before expense waiver	1.11%	1.11%	1.10%	1.09%	1.11%
After expense waiver	N/A	N/A	1.07% #	1.00% #	0.96% #
Net investment income (loss) to average daily net assets	3.68%	5.02%	5.25%	4.59%	4.28%
Portfolio turnover rate	267%	66%	74%	248%	162%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.16	$8.39	$10.03	$10.01	$9.98

Income (loss) from investment operations:
Net investment income (loss) ***	0.38	0.47	0.55	0.49	0.46
Net realized and unrealized gain (loss) on investments	0.55	1.10	(1.41)	(0.08)	(0.03)

Total income (loss) from investment operations	0.93	1.57	(0.86)	0.41	0.43

Less distributions to shareholders:
From net investment income	(0.51)	(0.80)	(0.52)	(0.39)	(0.40)
From net realized gains	-	-	(0.26)	-	-

Total distributions	(0.51)	(0.80)	(0.78)	(0.39)	(0.40)

Net asset value, end of year	$9.58	$9.16	$8.39	$10.03	$10.01

Total Return ^	10.34%	18.70%	(8.42% )	4.23%	4.31%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$41,764	$36,382	$20,994	$29,782	$17,942
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%	0.86%	0.85%	0.84%	0.86%
After expense waiver	N/A	N/A	0.82% #	0.75% #	0.71% #
Net investment income (loss) to average daily net assets	3.88%	5.06%	5.68%	4.83%	4.53%
Portfolio turnover rate	267%	66%	74%	248%	162%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.18	$8.40	$10.04	$10.02	$9.98

Income (loss) from investment operations:
Net investment income (loss) ***	0.40	0.49	0.56	0.49	0.46
Net realized and unrealized gain (loss) on investments	0.54	1.10	(1.41)	(0.08)	(0.03)

Total income (loss) from investment operations	0.94	1.59	(0.85)	0.41	0.43

Less distributions to shareholders:
From net investment income	(0.51)	(0.81)	(0.53)	(0.39)	(0.39)
From net realized gains	-	-	(0.26)	-	-

Total distributions	(0.51)	(0.81)	(0.79)	(0.39)	(0.39)

Net asset value, end of year	$9.61	$9.18	$8.40	$10.04	$10.02

Total Return ^	10.46%	18.90%	(8.30% )	4.26%	4.38%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$28,610	$56,838	$63,385	$150,260	$109,603
Ratio of expenses to average daily net assets	0.71%	0.71%	0.70%	0.69%	0.70%
Net investment income (loss) to average daily net assets	4.12%	5.41%	5.73%	4.87%	4.53%
Portfolio turnover rate	267%	66%	74%	248%	162%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.18	$8.40	$10.04	$10.02	$9.99

Income (loss) from investment operations:
Net investment income (loss) ***	0.40	0.50	0.56	0.50	0.46
Net realized and unrealized gain (loss) on investments	0.55	1.09	(1.40)	(0.08)	(0.03)

Total income (loss) from investment operations	0.95	1.59	(0.84)	0.42	0.43

Less distributions to shareholders:
From net investment income	(0.53)	(0.81)	(0.54)	(0.40)	(0.40)
From net realized gains	-	-	(0.26)	-	-

Total distributions	(0.53)	(0.81)	(0.80)	(0.40)	(0.40)

Net asset value, end of year	$9.60	$9.18	$8.40	$10.04	$10.02

Total Return ^	10.51%	18.95%	(8.19% )	4.32%	4.31%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$48,222	$49,528	$53,079	$104,158	$71,375
Ratio of expenses to average daily net assets	0.66%	0.66%	0.65%	0.64%	0.65%
Net investment income (loss) to average daily net assets	4.10%	5.54%	5.78%	4.93%	4.56%
Portfolio turnover rate	267%	66%	74%	248%	162%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.14	$8.37	$9.96	$9.96	$9.96

Income (loss) from investment operations:
Net investment income (loss) ***	0.32	0.42	0.46	0.43	0.40
Net realized and unrealized gain (loss) on investments	0.55	1.09	(1.37)	(0.08)	(0.03)

Total income (loss) from investment operations	0.87	1.51	(0.91)	0.35	0.37

Less distributions to shareholders:
From net investment income	(0.46)	(0.74)	(0.42)	(0.35)	(0.37)
From net realized gains	-	-	(0.26)	-	-

Total distributions	(0.46)	(0.74)	(0.68)	(0.35)	(0.37)

Net asset value, end of year	$9.55	$9.14	$8.37	$9.96	$9.96

Total Return ^,^^	9.70%	17.95%	(8.86% )	3.62%	3.73%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$963	$820	$758	$3,560	$2,040
Ratio of expenses to average daily net assets:
Before expense waiver	1.41%	1.41%	1.40%	1.39%	1.41%
After expense waiver	N/A	N/A	1.35% #	1.30% #	1.26% #
Net investment income (loss) to average daily net assets	3.33%	4.70%	4.72%	4.28%	3.99%
Portfolio turnover rate	267%	66%	74%	248%	162%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

			Class A
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.41	$7.46	$10.86		$11.42	$10.56

Income (loss) from investment operations:
Net investment income (loss) ***	0.17	0.20	0.27		0.26	0.24
Net realized and unrealized gain (loss) on investments	0.91	1.95	(3.15)		(0.01)	0.97

Total income (loss) from investment operations	1.08	2.15	(2.88)		0.25	1.21

Less distributions to shareholders:
From net investment income	(0.14)	(0.20)	(0.48)		(0.25)	(0.24)
From net realized gains	-	-	(0.04)		(0.56)	(0.11)
Tax return of capital	-	-	(0.00	) †	-	-

Total distributions	(0.14)	(0.20)	(0.52)		(0.81)	(0.35)

Net asset value, end of year	$10.35	$9.41	$7.46		$10.86	$11.42

Total Return ^,^^	11.78%	28.52%	(26.48%	)	2.20%	11.54%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$7,732	$8,924	$13,400		$27,308	$32,130
Ratio of expenses to average daily net assets:
Before expense waiver	1.41%	1.36%	1.28%		1.24%	1.23%
After expense waiver	N/A	N/A	N/A		1.24% ##	1.21% #
Net investment income (loss) to average daily net assets	1.75%	2.50%	2.70%		2.25%	2.16%
Portfolio turnover rate	281%	89%	111%		113%	85%

			Class L
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.40	$7.47	$10.88		$11.45	$10.58

Income (loss) from investment operations:
Net investment income (loss) ***	0.19	0.22	0.31		0.29	0.26
Net realized and unrealized gain (loss) on investments	0.92	1.94	(3.17)		(0.02)	0.98

Total income (loss) from investment operations	1.11	2.16	(2.86)		0.27	1.24

Less distributions to shareholders:
From net investment income	(0.17)	(0.23)	(0.51)		(0.28)	(0.26)
From net realized gains	-	-	(0.04)		(0.56)	(0.11)
Tax return of capital	-	-	(0.00	) †	-	-

Total distributions	(0.17)	(0.23)	(0.55)		(0.84)	(0.37)

Net asset value, end of year	$10.34	$9.40	$7.47		$10.88	$11.45

Total Return ^	11.97%	28.77%	(26.17%	)	2.42%	11.73%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$35,220	$37,320	$41,913		$78,846	$94,872
Ratio of expenses to average daily net assets:
Before expense waiver	1.16%	1.11%	1.03%		0.99%	0.98%
After expense waiver	N/A	N/A	N/A		0.99% ##	0.96% #
Net investment income (loss) to average daily net assets	1.99%	2.71%	3.19%		2.50%	2.39%
Portfolio turnover rate	281%	89%	111%		113%	85%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.39	$7.46	$10.86		$11.45	$10.58

Income (loss) from investment operations:
Net investment income (loss) ***	0.21	0.24	0.33		0.31	0.28
Net realized and unrealized gain (loss) on investments	0.91	1.93	(3.17)		(0.02)	0.98

Total income (loss) from investment operations	1.12	2.17	(2.84)		0.29	1.26

Less distributions to shareholders:
From net investment income	(0.18)	(0.24)	(0.52)		(0.32)	(0.28)
From net realized gains	-	-	(0.04)		(0.56)	(0.11)
Tax return of capital	-	-	(0.00	) †	-	-

Total distributions	(0.18)	(0.24)	(0.56)		(0.88)	(0.39)

Net asset value, end of year	$10.33	$9.39	$7.46		$10.86	$11.45

Total Return ^	12.09%	29.15%	(26.19%	)	2.68%	11.90%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$18,362	$25,323	$28,906		$78,883	$95,028
Ratio of expenses to average daily net assets:
Before expense waiver	1.01%	0.96%	0.88%		0.84%	0.83%
After expense waiver	N/A	N/A	N/A		0.84% ##	0.81% #
Net investment income (loss) to average daily net assets	2.15%	2.90%	3.29%		2.64%	2.54%
Portfolio turnover rate	281%	89%	111%		113%	85%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.35	$7.44	$10.85		$11.45	$10.58

Income (loss) from investment operations:
Net investment income (loss) ***	0.20	0.24	0.33		0.32	0.29
Net realized and unrealized gain (loss) on investments	0.93	1.92	(3.16)		(0.02)	0.98

Total income (loss) from investment operations	1.13	2.16	(2.83)		0.30	1.27

Less distributions to shareholders:
From net investment income	(0.19)	(0.25)	(0.53)		(0.34)	(0.29)
From net realized gains	-	-	(0.04)		(0.56)	(0.11)
Tax return of capital	-	-	(0.01)		-	-

Total distributions	(0.19)	(0.25)	(0.58)		(0.90)	(0.40)

Net asset value, end of year	$10.29	$9.35	$7.44		$10.85	$11.45

Total Return ^	12.13%	29.20%	(26.12%	)	2.69%	11.97%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$4,182	$4,309	$11,176		$29,026	$23,044
Ratio of expenses to average daily net assets:
Before expense waiver	0.96%	0.91%	0.83%		0.79%	0.78%
After expense waiver	N/A	N/A	N/A		0.79% ##	0.76% #
Net investment income (loss) to average daily net assets	2.06%	2.84%	3.35%		2.74%	2.60%
Portfolio turnover rate	281%	89%	111%		113%	85%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.36	$7.45	$10.82		$11.41	$10.56

Income (loss) from investment operations:
Net investment income (loss) ***	0.14	0.18	0.23		0.23	0.20
Net realized and unrealized gain (loss) on investments	0.91	1.92	(3.11)		(0.02)	0.97

Total income (loss) from investment operations	1.05	2.10	(2.88)		0.21	1.17

Less distributions to shareholders:
From net investment income	(0.12)	(0.19)	(0.45)		(0.24)	(0.21)
From net realized gains	-	-	(0.04)		(0.56)	(0.11)
Tax return of capital	-	-	(0.00	) †	-	-

Total distributions	(0.12)	(0.19)	(0.49)		(0.80)	(0.32)

Net asset value, end of year	$10.29	$9.36	$7.45		$10.82	$11.41

Total Return ^,^^	11.33%	28.15%	(26.67%	)	1.87%	11.21%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$474	$522	$424		$894	$572
Ratio of expenses to average daily net assets:
Before expense waiver	1.71%	1.66%	1.58%		1.54%	1.53%
After expense waiver	N/A	N/A	N/A		1.54% ##	1.51% #
Net investment income (loss) to average daily net assets	1.44%	2.15%	2.37%		1.99%	1.83%
Portfolio turnover rate	281%	89%	111%		113%	85%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Global Allocation Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/10		Period Ended 12/31/09 +
Net asset value, beginning of period	$9.90		$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.11		0.00	†
Net realized and unrealized gain (loss) on investments	0.84		(0.10)

Total income (loss) from investment operations	0.95		(0.10)

Less distributions to shareholders:
From net investment income	(0.08)		-

Total distributions	(0.08)		-

Net asset value, end of period	$10.77		$9.90

Total Return ^,^^	9.46%		(1.00%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$2,432		$99
Ratio of expenses to average daily net assets:
Before expense waiver ‡‡	1.45%		1.83%	*
After expense waiver ‡‡	1.36%	#	1.36%	*#
Short sale dividend and loan expense to average daily net assets ‡‡‡	0.00%	††	N/A
Ratio of expenses to average daily net assets:
Before expense waiver ##	1.45%		N/A
After expense waiver ##	1.36%	#	N/A
Net investment income (loss) to average daily net assets	1.10%		0.08%	*
Portfolio turnover rate	46%		21%	**!

	Class L
	Year Ended 12/31/10		Period Ended 12/31/09 +
Net asset value, beginning of period	$9.90		$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.13		0.01
Net realized and unrealized gain (loss) on investments	0.83		(0.11)

Total income (loss) from investment operations	0.96		(0.10)

Less distributions to shareholders:
From net investment income	(0.07)		-
Tax return of capital	-		(0.00	) †

Total distributions	(0.07)		(0.00	) †

Net asset value, end of period	$10.79		$9.90

Total Return ^	9.66%		(0.98%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$10,852		$9,702
Ratio of expenses to average daily net assets:
Before expense waiver ‡‡	1.20%		1.58%	*
After expense waiver ‡‡	1.11%	#	1.11%	*#
Short sale dividend and loan expense to average daily net assets ‡‡‡	0.00%	††	N/A
Ratio of expenses to average daily net assets:
Before expense waiver ##	1.20%		N/A
After expense waiver ##	1.11%	#	N/A
Net investment income (loss) to average daily net assets	1.29%		0.64%	*
Portfolio turnover rate	46%		21%	**!

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
††	Amount is less than 0.005%.
+	For the period December 1, 2009 (commencement of operations) through December 31, 2009.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Includes short sale dividend and loan expense.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
!	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 3% including securities received from subscriptions in-kind.
‡‡	Excludes short sale dividend and loan expense.
‡‡‡	Short sale dividend and loan expense incurred as a result of entering into short sales is included in the Fund’s net expenses in the Statement of Operations.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Global Allocation Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/10		Period Ended 12/31/09 +
Net asset value, beginning of period	$9.90		$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.16		0.00	†
Net realized and unrealized gain (loss) on investments	0.82		(0.10)

Total income (loss) from investment operations	0.98		(0.10)

Less distributions to shareholders:
From net investment income	(0.10)		-
Tax return of capital	-		(0.00	) †

Total distributions	(0.10)		(0.00	) †

Net asset value, end of period	$10.78		$9.90

Total Return ^	9.93%		(0.97%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,524		$99
Ratio of expenses to average daily net assets:
Before expense waiver ‡‡	1.05%		1.43%	*
After expense waiver ‡‡	0.96%	#	0.96%	*#
Short sale dividend and loan expense to average daily net assets ‡‡‡	0.00%	††	N/A
Ratio of expenses to average daily net assets:
Before expense waiver ##	1.05%		N/A
After expense waiver ##	0.96%	#	N/A
Net investment income (loss) to average daily net assets	1.52%		0.49%	*
Portfolio turnover rate	46%		21%	**!

	Class S
	Year Ended 12/31/10		Period Ended 12/31/09 +
Net asset value, beginning of period	$9.90		$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.16		0.01
Net realized and unrealized gain (loss) on investments	0.83		(0.11)

Total income (loss) from investment operations	0.99		(0.10)

Less distributions to shareholders:
From net investment income	(0.10)		-
Tax return of capital	-		(0.00	) †

Total distributions	(0.10)		(0.00	) †

Net asset value, end of period	$10.79		$9.90

Total Return ^	10.03%		(0.96%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$556,739		$462,500
Ratio of expenses to average daily net assets:
Before expense waiver ‡‡	0.95%		1.33%	*
After expense waiver ‡‡	0.86%	#	0.86%	*#
Short sale dividend and loan expense to average daily net assets ‡‡‡	0.00%	††	N/A
Ratio of expenses to average daily net assets:
Before expense waiver ##	0.95%		N/A
After expense waiver ##	0.86%	#	N/A
Net investment income (loss) to average daily net assets	1.54%		0.84%	*
Portfolio turnover rate	46%		21%	**!

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
††	Amount is less than 0.005%.
+	For the period December 1, 2009 (commencement of operations) through December 31, 2009.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Includes short sale dividend and loan expense.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
!	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 3% including securities received from subscriptions in-kind.
‡‡	Excludes short sale dividend and loan expense.
‡‡‡	Short sale dividend and loan expense incurred as a result of entering into short sales is included in the Fund’s net expenses in the Statement of Operations.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.06	$6.83	$12.02		$13.08	$11.26

Income (loss) from investment operations:
Net investment income (loss) ***	0.11	0.12	0.21		0.22	0.20
Net realized and unrealized gain (loss) on investments	0.85	1.22	(5.15)		(0.59)	2.20

Total income (loss) from investment operations	0.96	1.34	(4.94)		(0.37)	2.40

Less distributions to shareholders:
From net investment income	(0.12)	(0.11)	(0.23)		(0.21)	(0.17)
From net realized gains	-	-	(0.02)		(0.48)	(0.41)
Tax return of capital	-	-	(0.00	) †	-	-

Total distributions	(0.12)	(0.11)	(0.25)		(0.69)	(0.58)

Net asset value, end of year	$8.90	$8.06	$6.83		$12.02	$13.08

Total Return ^,^^	11.96%	19.57%	(41.03%	)	(2.90% )	21.41%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$32,870	$45,592	$52,940		$108,293	$82,361
Ratio of expenses to average daily net assets	1.10%	1.10%	1.09%		1.08%	1.08%
Net investment income (loss) to average daily net assets	1.34%	1.73%	2.12%		1.64%	1.58%
Portfolio turnover rate	130%	68%	17%		17%	15%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.08	$6.85	$12.07		$13.13	$11.28

Income (loss) from investment operations:
Net investment income (loss) ***	0.13	0.14	0.24		0.26	0.23
Net realized and unrealized gain (loss) on investments	0.86	1.22	(5.17)		(0.61)	2.22

Total income (loss) from investment operations	0.99	1.36	(4.93)		(0.35)	2.45

Less distributions to shareholders:
From net investment income	(0.15)	(0.13)	(0.27)		(0.23)	(0.19)
From net realized gains	-	-	(0.02)		(0.48)	(0.41)
Tax return of capital	-	-	(0.00	) †	-	-

Total distributions	(0.15)	(0.13)	(0.29)		(0.71)	(0.60)

Net asset value, end of year	$8.92	$8.08	$6.85		$12.07	$13.13

Total Return ^	12.35%	19.85%	(40.83%	)	(2.67% )	21.82%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$40,298	$42,209	$44,160		$86,154	$57,853
Ratio of expenses to average daily net assets	0.81%	0.81%	0.80%		0.79%	0.79%
Net investment income (loss) to average daily net assets	1.63%	2.06%	2.41%		1.93%	1.84%
Portfolio turnover rate	130%	68%	17%		17%	15%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.08	$6.85	$12.07		$13.12	$11.27

Income (loss) from investment operations:
Net investment income (loss) ***	0.15	0.15	0.25		0.27	0.24
Net realized and unrealized gain (loss) on investments	0.85	1.21	(5.17)		(0.59)	2.22

Total income (loss) from investment operations	1.00	1.36	(4.92)		(0.32)	2.46

Less distributions to shareholders:
From net investment income	(0.16)	(0.13)	(0.28)		(0.25)	(0.20)
From net realized gains	-	-	(0.02)		(0.48)	(0.41)
Tax return of capital	-	-	(0.00	) †	-	-

Total distributions	(0.16)	(0.13)	(0.30)		(0.73)	(0.61)

Net asset value, end of year	$8.92	$8.08	$6.85		$12.07	$13.12

Total Return ^	12.45%	19.92%	(40.74%	)	(2.51% )	21.92%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$33,138	$31,928	$54,181		$132,425	$142,836
Ratio of expenses to average daily net assets	0.70%	0.70%	0.69%		0.68%	0.68%
Net investment income (loss) to average daily net assets	1.78%	2.26%	2.49%		2.01%	1.95%
Portfolio turnover rate	130%	68%	17%		17%	15%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.08	$6.85	$12.09		$13.14	$11.28

Income (loss) from investment operations:
Net investment income (loss) ***	0.15	0.15	0.26		0.28	0.25
Net realized and unrealized gain (loss) on investments	0.86	1.23	(5.19)		(0.59)	2.23

Total income (loss) from investment operations	1.01	1.38	(4.93)		(0.31)	2.48

Less distributions to shareholders:
From net investment income	(0.17)	(0.15)	(0.29)		(0.26)	(0.21)
From net realized gains	-	-	(0.02)		(0.48)	(0.41)
Tax return of capital	-	-	(0.00	) †	-	-

Total distributions	(0.17)	(0.15)	(0.31)		(0.74)	(0.62)

Net asset value, end of year	$8.92	$8.08	$6.85		$12.09	$13.14

Total Return ^	12.56%	20.10%	(40.73%	)	(2.39% )	22.08%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$186,639	$200,237	$153,801		$316,945	$246,598
Ratio of expenses to average daily net assets	0.60%	0.60%	0.59%		0.58%	0.58%
Net investment income (loss) to average daily net assets	1.86%	2.20%	2.61%		2.12%	2.02%
Portfolio turnover rate	130%	68%	17%		17%	15%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.08	$6.85	$12.02		$13.09	$11.28

Income (loss) from investment operations:
Net investment income (loss) ***	0.08	0.10	0.18		0.18	0.16
Net realized and unrealized gain (loss) on investments	0.85	1.21	(5.14)		(0.60)	2.21

Total income (loss) from investment operations	0.93	1.31	(4.96)		(0.42)	2.37

Less distributions to shareholders:
From net investment income	(0.07)	(0.08)	(0.19)		(0.17)	(0.15)
From net realized gains	-	-	(0.02)		(0.48)	(0.41)
Tax return of capital	-	-	(0.00	) †	-	-

Total distributions	(0.07)	(0.08)	(0.21)		(0.65)	(0.56)

Net asset value, end of year	$8.94	$8.08	$6.85		$12.02	$13.09

Total Return ^,^^	11.63%	19.07%	(41.28%	)	(3.15% )	21.11%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$255	$556	$620		$2,486	$1,547
Ratio of expenses to average daily net assets	1.41%	1.41%	1.40%		1.39%	1.39%
Net investment income (loss) to average daily net assets	0.93%	1.41%	1.78%		1.33%	1.30%
Portfolio turnover rate	130%	68%	17%		17%	15%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.24	$7.48		$11.76	$12.28	$11.14

Income (loss) from investment operations:
Net investment income (loss) ***	0.09	0.10		0.14	0.12	0.11
Net realized and unrealized gain (loss) on investments	1.13	1.66		(4.14)	0.84	2.16

Total income (loss) from investment operations	1.22	1.76		(4.00)	0.96	2.27

Less distributions to shareholders:
From net investment income	(0.10)	(0.00	) †	(0.15)	(0.11)	(0.11)
From net realized gains	-	-		(0.13)	(1.37)	(1.02)

Total distributions	(0.10)	(0.00	) †	(0.28)	(1.48)	(1.13)

Net asset value, end of year	$10.36	$9.24		$7.48	$11.76	$12.28

Total Return ^,^^	13.46%	23.53%		(34.22% )	7.93%	20.54%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$293,195	$241,206		$176,524	$283,159	$310,438
Ratio of expenses to average daily net assets:
Before expense waiver	1.25%	1.24%		1.24%	1.23%	1.23%
After expense waiver	1.24% #	N/A		N/A	N/A	N/A
Net investment income (loss) to average daily net assets	0.91%	1.24%		1.44%	0.94%	0.92%
Portfolio turnover rate	30%	47%		53%	37%	43%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.31	$7.52		$11.82	$12.33	$11.17

Income (loss) from investment operations:
Net investment income (loss) ***	0.11	0.12		0.17	0.15	0.14
Net realized and unrealized gain (loss) on investments	1.14	1.67		(4.17)	0.85	2.18

Total income (loss) from investment operations	1.25	1.79		(4.00)	1.00	2.32

Less distributions to shareholders:
From net investment income	(0.11)	(0.00	) †	(0.17)	(0.14)	(0.14)
From net realized gains	-	-		(0.13)	(1.37)	(1.02)

Total distributions	(0.11)	(0.00	) †	(0.30)	(1.51)	(1.16)

Net asset value, end of year	$10.45	$9.31		$7.52	$11.82	$12.33

Total Return ^	13.71%	23.81%		(34.04% )	8.22%	20.90%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$162,055	$168,790		$141,302	$264,796	$298,276
Ratio of expenses to average daily net assets:
Before expense waiver	1.00%	0.99%		0.99%	0.98%	0.98%
After expense waiver	0.99% #	N/A		N/A	N/A	N/A
Net investment income (loss) to average daily net assets	1.15%	1.50%		1.68%	1.18%	1.18%
Portfolio turnover rate	30%	47%		53%	37%	43%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.33	$7.52		$11.84	$12.34	$11.19

Income (loss) from investment operations:
Net investment income (loss) ***	0.12	0.13		0.18	0.17	0.16
Net realized and unrealized gain (loss) on investments	1.14	1.68		(4.18)	0.86	2.17

Total income (loss) from investment operations	1.26	1.81		(4.00)	1.03	2.33

Less distributions to shareholders:
From net investment income	(0.13)	(0.00	) †	(0.19)	(0.16)	(0.16)
From net realized gains	-	-		(0.13)	(1.37)	(1.02)

Total distributions	(0.13)	(0.00	) †	(0.32)	(1.53)	(1.18)

Net asset value, end of year	$10.46	$9.33		$7.52	$11.84	$12.34

Total Return ^	13.81%	24.07%		(33.97% )	8.37%	21.05%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$133,797	$129,536		$92,098	$135,962	$134,485
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%	0.84%		0.84%	0.83%	0.83%
After expense waiver	0.84% #	N/A		N/A	N/A	N/A
Net investment income (loss) to average daily net assets	1.30%	1.63%		1.85%	1.33%	1.32%
Portfolio turnover rate	30%	47%		53%	37%	43%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.35	$7.53		$11.85	$12.36	$11.20

Income (loss) from investment operations:
Net investment income (loss) ***	0.13	0.13		0.19	0.18	0.17
Net realized and unrealized gain (loss) on investments	1.14	1.69		(4.18)	0.85	2.17

Total income (loss) from investment operations	1.27	1.82		(3.99)	1.03	2.34

Less distributions to shareholders:
From net investment income	(0.13)	(0.00	) †	(0.20)	(0.17)	(0.16)
From net realized gains	-	-		(0.13)	(1.37)	(1.02)

Total distributions	(0.13)	(0.00	) †	(0.33)	(1.54)	(1.18)

Net asset value, end of year	$10.49	$9.35		$7.53	$11.85	$12.36

Total Return ^	13.91%	24.17%		(33.98% )	8.50%	21.06%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$500,716	$446,975		$357,433	$560,524	$540,185
Ratio of expenses to average daily net assets:
Before expense waiver	0.81%	0.80%		0.80%	0.79%	0.79%
After expense waiver	0.80% #	N/A		N/A	N/A	N/A
Net investment income (loss) to average daily net assets	1.35%	1.68%		1.88%	1.38%	1.37%
Portfolio turnover rate	30%	47%		53%	37%	43%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.13		$7.41		$11.66	$12.20	$11.07

Income (loss) from investment operations:
Net investment income (loss) ***	0.06		0.07		0.11	0.08	0.07
Net realized and unrealized gain (loss) on investments	1.11		1.65		(4.10)	0.85	2.14

Total income (loss) from investment operations	1.17		1.72		(3.99)	0.93	2.21

Less distributions to shareholders:
From net investment income	(0.05)		(0.00	) †	(0.13)	(0.10)	(0.06)
From net realized gains	-		-		(0.13)	(1.37)	(1.02)

Total distributions	(0.05)		(0.00	) †	(0.26)	(1.47)	(1.08)

Net asset value, end of year	$10.25		$9.13		$7.41	$11.66	$12.20

Total Return ^,^^	12.97%		23.21%		(34.42% )	7.68%	20.09%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$2,051		$2,403		$2,063	$2,807	$1,667
Ratio of expenses to average daily net assets:
Before expense waiver	1.55%		1.54%		1.54%	1.53%	1.53%
After expense waiver	1.54%	#	N/A		N/A	N/A	N/A
Net investment income (loss) to average daily net assets	0.60%		0.95%		1.15%	0.65%	0.62%
Portfolio turnover rate	30%		47%		53%	37%	43%

	Class Z
	Period Ended 12/31/10 +
Net asset value, beginning of period	$9.82

Income (loss) from investment operations:
Net investment income (loss) ***	0.03
Net realized and unrealized gain (loss) on investments	0.63

Total income (loss) from investment operations	0.66

Net asset value, end of period	$10.48

Total Return ^	6.72%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$107
Ratio of expenses to average daily net assets:
Before expense waiver	0.75%	*
After expense waiver	0.65%	*#
Net investment income (loss) to average daily net assets	1.98%	*
Portfolio turnover rate	30%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$6.58	$5.39	$9.08		$10.07	$10.49

Income (loss) from investment operations:
Net investment income (loss) ***	0.03	0.06	0.10		0.08	0.07
Net realized and unrealized gain (loss) on investments	0.86	1.13	(3.59)		0.26	1.25

Total income (loss) from investment operations	0.89	1.19	(3.49)		0.34	1.32

Less distributions to shareholders:
From net investment income	(0.09)	-	(0.10)		(0.08)	(0.06)
From net realized gains	-	-	(0.10)		(1.25)	(1.68)
Tax return of capital	-	-	(0.00	) †	-	-

Total distributions	(0.09)	-	(0.20)		(1.33)	(1.74)

Net asset value, end of year	$7.38	$6.58	$5.39		$9.08	$10.07

Total Return ^,^^	13.87%	22.08%	(38.67%	)	3.45%	12.83%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$11,553	$10,965	$9,563		$19,179	$28,143
Ratio of expenses to average daily net assets	1.39%	1.41%	1.34%		1.31%	1.31%
Net investment income (loss) to average daily net assets	0.50%	1.04%	1.30%		0.76%	0.65%
Portfolio turnover rate	76%	142%	194%		145%	177%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$6.60	$5.39	$9.08		$10.08	$10.51

Income (loss) from investment operations:
Net investment income (loss) ***	0.05	0.07	0.11		0.11	0.10
Net realized and unrealized gain (loss) on investments	0.85	1.14	(3.58)		0.25	1.25

Total income (loss) from investment operations	0.90	1.21	(3.47)		0.36	1.35

Less distributions to shareholders:
From net investment income	(0.10)	-	(0.12)		(0.11)	(0.10)
From net realized gains	-	-	(0.10)		(1.25)	(1.68)
Tax return of capital	-	-	(0.00	) †	-	-

Total distributions	(0.10)	-	(0.22)		(1.36)	(1.78)

Net asset value, end of year	$7.40	$6.60	$5.39		$9.08	$10.08

Total Return ^	14.01%	22.45%	(38.48%	)	3.70%	13.06%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,991	$1,689	$7,309		$12,234	$12,075
Ratio of expenses to average daily net assets	1.14%	1.15%	1.09%		1.06%	1.06%
Net investment income (loss) to average daily net assets	0.75%	1.31%	1.53%		1.04%	0.93%
Portfolio turnover rate	76%	142%	194%		145%	177%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$6.64	$5.42	$9.15		$10.14	$10.55

Income (loss) from investment operations:
Net investment income (loss) ***	0.06	0.08	0.13		0.12	0.12
Net realized and unrealized gain (loss) on Investments	0.87	1.14	(3.62)		0.26	1.26

Total income (loss) from investment operations	0.93	1.22	(3.49)		0.38	1.38

Less distributions to shareholders:
From net investment income	(0.12)	-	(0.14)		(0.12)	(0.11)
From net realized gains	-	-	(0.10)		(1.25)	(1.68)
Tax return of capital	-	-	(0.00	) †	-	-

Total distributions	(0.12)	-	(0.24)		(1.37)	(1.79)

Net asset value, end of year	$7.45	$6.64	$5.42		$9.15	$10.14

Total Return ^	14.34%	22.51%	(38.45%	)	3.87%	13.33%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$2,673	$2,664	$2,000		$2,913	$5,136
Ratio of expenses to average daily net assets	0.99%	1.01%	0.94%		0.90%	0.91%
Net investment income (loss) to average daily net assets	0.89%	1.46%	1.73%		1.14%	1.06%
Portfolio turnover rate	76%	142%	194%		145%	177%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$6.62	$5.41	$9.12		$10.12	$10.54

Income (loss) from investment operations:
Net investment income (loss) ***	0.06	0.08	0.13		0.13	0.12
Net realized and unrealized gain (loss) on investments	0.87	1.13	(3.60)		0.25	1.26

Total income (loss) from investment operations	0.93	1.21	(3.47)		0.38	1.38

Less distributions to shareholders:
From net investment income	(0.12)	-	(0.14)		(0.13)	(0.12)
From net realized gains	-	-	(0.10)		(1.25)	(1.68)
Tax return of capital	-	-	(0.00	) †	-	-

Total distributions	(0.12)	-	(0.24)		(1.38)	(1.80)

Net asset value, end of year	$7.43	$6.62	$5.41		$9.12	$10.12

Total Return ^	14.38%	22.37%	(38.33%	)	3.80%	13.40%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$16,434	$17,371	$26,225		$48,593	$52,627
Ratio of expenses to average daily net assets	0.94%	0.95%	0.89%		0.86%	0.86%
Net investment income (loss) to average daily net assets	0.94%	1.54%	1.76%		1.23%	1.11%
Portfolio turnover rate	76%	142%	194%		145%	177%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$6.57	$5.40	$9.09		$10.09	$10.51

Income (loss) from investment operations:
Net investment income (loss) ***	0.01	0.04	0.07		0.05	0.04
Net realized and unrealized gain (loss) on investments	0.86	1.13	(3.58)		0.25	1.26

Total income (loss) from investment operations	0.87	1.17	(3.51)		0.30	1.30

Less distributions to shareholders:
From net investment income	(0.08)	-	(0.08)		(0.05)	(0.04)
From net realized gains	-	-	(0.10)		(1.25)	(1.68)
Tax return of capital	-	-	(0.00	) †	-	-

Total distributions	(0.08)	-	(0.18)		(1.30)	(1.72)

Net asset value, end of year	$7.36	$6.57	$5.40		$9.09	$10.09

Total Return ^,^^	13.43%	21.67%	(38.86%	)	3.10%	12.59%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$102	$94	$77		$130	$142
Ratio of expenses to average daily net assets	1.69%	1.71%	1.64%		1.61%	1.61%
Net investment income (loss) to average daily net assets	0.20%	0.75%	1.02%		0.48%	0.36%
Portfolio turnover rate	76%	142%	194%		145%	177%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.45	$7.25	$12.53		$12.84	$11.28

Income (loss) from investment operations:
Net investment income (loss) ***	0.04	0.04	0.06		0.08	0.04
Net realized and unrealized gain (loss) on investments	1.14	2.19	(5.04)		0.43	1.56

Total income (loss) from investment operations	1.18	2.23	(4.98)		0.51	1.60

Less distributions to shareholders:
From net investment income	(0.09)	(0.03)	(0.07)		(0.09)	(0.04)
From net realized gains	-	-	(0.23)		(0.73)	-
Tax return of capital	-	-	(0.00	) †	-	-

Total distributions	(0.09)	(0.03)	(0.30)		(0.82)	(0.04)

Net asset value, end of year	$10.54	$9.45	$7.25		$12.53	$12.84

Total Return ^,^^	12.48%	30.82%	(39.96%	)	4.04%	14.21%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$155,189	$172,363	$193,387		$382,049	$401,790
Ratio of expenses to average daily net assets	1.26%	1.27%	1.26%		1.25%	1.25%
Net investment income (loss) to average daily net assets	0.42%	0.46%	0.53%		0.63%	0.37%
Portfolio turnover rate	10%	12%	17%		8%	18%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.47	$7.27	$12.59		$12.88	$11.32

Income (loss) from investment operations:
Net investment income (loss) ***	0.06	0.05	0.08		0.12	0.07
Net realized and unrealized gain (loss) on investments	1.15	2.21	(5.08)		0.44	1.56

Total income (loss) from investment operations	1.21	2.26	(5.00)		0.56	1.63

Less distributions to shareholders:
From net investment income	(0.11)	(0.06)	(0.09)		(0.12)	(0.07)
From net realized gains	-	-	(0.23)		(0.73)	-
Tax return of capital	-	-	(0.00	) †	-	-

Total distributions	(0.11)	(0.06)	(0.32)		(0.85)	(0.07)

Net asset value, end of year	$10.57	$9.47	$7.27		$12.59	$12.88

Total Return ^	12.81%	31.12%	(39.85%	)	4.39%	14.42%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$78,893	$110,367	$119,982		$230,678	$397,105
Ratio of expenses to average daily net assets	1.01%	1.02%	1.01%		1.00%	1.00%
Net investment income (loss) to average daily net assets	0.65%	0.70%	0.78%		0.89%	0.63%
Portfolio turnover rate	10%	12%	17%		8%	18%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.50	$7.29	$12.62	$12.91	$11.34

Income (loss) from investment operations:
Net investment income (loss) ***	0.08	0.06	0.10	0.14	0.09
Net realized and unrealized gain (loss) on investments	1.15	2.23	(5.09)	0.44	1.57

Total income (loss) from investment operations	1.23	2.29	(4.99)	0.58	1.66

Less distributions to shareholders:
From net investment income	(0.13)	(0.08)	(0.10)	(0.14)	(0.09)
From net realized gains	-	-	(0.23)	(0.73)	-
Tax return of capital	-	-	(0.01)	-	-

Total distributions	(0.13)	(0.08)	(0.34)	(0.87)	(0.09)

Net asset value, end of year	$10.60	$9.50	$7.29	$12.62	$12.91

Total Return ^	12.98%	31.39%	(39.72% )	4.53%	14.65%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$81,805	$82,157	$61,599	$136,253	$218,268
Ratio of expenses to average daily net assets	0.86%	0.87%	0.86%	0.85%	0.85%
Net investment income (loss) to average daily net assets	0.82%	0.82%	0.93%	1.05%	0.78%
Portfolio turnover rate	10%	12%	17%	8%	18%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.50	$7.29	$12.64	$12.93	$11.36

Income (loss) from investment operations:
Net investment income (loss) ***	0.09	0.07	0.11	0.15	0.10
Net realized and unrealized gain (loss) on investments	1.15	2.22	(5.11)	0.45	1.57

Total income (loss) from investment operations	1.24	2.29	(5.00)	0.60	1.67

Less distributions to shareholders:
From net investment income	(0.14)	(0.08)	(0.11)	(0.16)	(0.10)
From net realized gains	-	-	(0.23)	(0.73)	-
Tax return of capital	-	-	(0.01)	-	-

Total distributions	(0.14)	(0.08)	(0.35)	(0.89)	(0.10)

Net asset value, end of year	$10.60	$9.50	$7.29	$12.64	$12.93

Total Return ^	13.08%	31.48%	(39.73% )	4.68%	14.71%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$377,131	$365,567	$334,045	$655,609	$615,354
Ratio of expenses to average daily net assets	0.77%	0.78%	0.77%	0.76%	0.76%
Net investment income (loss) to average daily net assets	0.91%	0.92%	1.02%	1.11%	0.86%
Portfolio turnover rate	10%	12%	17%	8%	18%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.36	$7.20	$12.47		$12.71	$11.17

Income (loss) from investment operations:
Net investment income (loss) ***	0.01	0.01	0.03		0.06	0.01
Net realized and unrealized gain (loss) on investments	1.13	2.18	(5.02)		0.43	1.54

Total income (loss) from investment operations	1.14	2.19	(4.99)		0.49	1.55

Less distributions to shareholders:
From net investment income	(0.06)	(0.03)	(0.05)		-	(0.01)
From net realized gains	-	-	(0.23)		(0.73)	-
Tax return of capital	-	-	(0.00	) †	-	-

Total distributions	(0.06)	(0.03)	(0.28)		(0.73)	(0.01)

Net asset value, end of year	$10.44	$9.36	$7.20		$12.47	$12.71

Total Return ^,^^	12.20%	30.36%	(40.18%	)	3.90%	13.87%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$735	$926	$573		$569	$2,596
Ratio of expenses to average daily net assets	1.56%	1.57%	1.56%		1.55%	1.55%
Net investment income (loss) to average daily net assets	0.12%	0.10%	0.25%		0.46%	0.08%
Portfolio turnover rate	10%	12%	17%		8%	18%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$10.22	$8.21	$13.49	$13.03	$11.47

Income (loss) from investment operations:
Net investment income (loss) ***	0.15	0.14	0.19	0.18	0.16
Net realized and unrealized gain (loss) on investments	1.30	1.98	(5.24)	0.45	1.55

Total income (loss) from investment operations	1.45	2.12	(5.05)	0.63	1.71

Less distributions to shareholders:
From net investment income	(0.15)	(0.11)	(0.19)	(0.17)	(0.15)
From net realized gains	-	-	(0.04)	-	-
Tax return of capital	-	-	-	-	(0.00	) †

Total distributions	(0.15)	(0.11)	(0.23)	(0.17)	(0.15)

Net asset value, end of year	$11.52	$10.22	$8.21	$13.49	$13.03

Total Return ^,^^	14.29%	25.83%	(37.44% )	4.82%	14.95%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$302,470	$241,090	$183,342	$311,185	$297,468
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%	0.86%	0.86%	0.85%	0.85%
After expense waiver	0.66% #	0.66% #	0.66% #	0.65% #	0.67%	#
Net investment income (loss) to average daily net assets	1.39%	1.65%	1.66%	1.34%	1.30%
Portfolio turnover rate	5%	10%	5%	7%	4%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$10.26	$8.23	$13.54	$13.07	$11.50

Income (loss) from investment operations:
Net investment income (loss) ***	0.17	0.17	0.22	0.22	0.19
Net realized and unrealized gain (loss) on investments	1.33	1.98	(5.27)	0.45	1.57

Total income (loss) from investment operations	1.50	2.15	(5.05)	0.67	1.76

Less distributions to shareholders:
From net investment income	(0.18)	(0.12)	(0.22)	(0.20)	(0.19)
From net realized gains	-	-	(0.04)	-	-
Tax return of capital	-	-	-	-	(0.00	) †

Total distributions	(0.18)	(0.12)	(0.26)	(0.20)	(0.19)

Net asset value, end of year	$11.58	$10.26	$8.23	$13.54	$13.07

Total Return ^	14.69%	26.09%	(37.33% )	5.14%	15.28%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$203,160	$156,894	$200,048	$351,221	$337,639
Ratio of expenses to average daily net assets:
Before expense waiver	0.61%	0.61%	0.61%	0.60%	0.60%
After expense waiver	0.41% #	0.41% #	0.41% #	0.40% #	0.42%	#
Net investment income (loss) to average daily net assets	1.65%	1.92%	1.91%	1.59%	1.56%
Portfolio turnover rate	5%	10%	5%	7%	4%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$10.27	$8.25	$13.56	$13.12	$11.54

Income (loss) from investment operations:
Net investment income (loss) ***	0.17	0.16	0.21	0.21	0.19
Net realized and unrealized gain (loss) on investments	1.31	1.99	(5.26)	0.45	1.57

Total income (loss) from investment operations	1.48	2.15	(5.05)	0.66	1.76

Less distributions to shareholders:
From net investment income	(0.16)	(0.13)	(0.22)	(0.22)	(0.18)
From net realized gains	-	-	(0.04)	-	-
Tax return of capital	-	-	-	-	(0.00	) †

Total distributions	(0.16)	(0.13)	(0.26)	(0.22)	(0.18)

Net asset value, end of year	$11.59	$10.27	$8.25	$13.56	$13.12

Total Return ^	14.56%	26.03%	(37.31% )	5.01%	15.27%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$298,754	$307,391	$251,184	$431,199	$494,849
Ratio of expenses to average daily net assets	0.46%	0.46%	0.46%	0.45%	0.45%
Net investment income (loss) to average daily net assets	1.58%	1.85%	1.86%	1.53%	1.53%
Portfolio turnover rate	5%	10%	5%	7%	4%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$10.38	$8.33	$13.69	$13.25	$11.65

Income (loss) from investment operations:
Net investment income (loss) ***	0.17	0.17	0.22	0.22	0.19
Net realized and unrealized gain (loss) on investments	1.33	2.01	(5.32)	0.44	1.60

Total income (loss) from investment operations	1.50	2.18	(5.10)	0.66	1.79

Less distributions to shareholders:
From net investment income	(0.17)	(0.13)	(0.22)	(0.22)	(0.19)
From net realized gains	-	-	(0.04)	-	(0.00	) †

Total distributions	(0.17)	(0.13)	(0.26)	(0.22)	(0.19)

Net asset value, end of year	$11.71	$10.38	$8.33	$13.69	$13.25

Total Return ^	14.57%	26.16%	(37.31% )	5.00%	15.35%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$470,762	$425,981	$367,765	$710,278	$751,170
Ratio of expenses to average daily net assets	0.43%	0.43%	0.43%	0.42%	0.42%
Net investment income (loss) to average daily net assets	1.62%	1.88%	1.88%	1.56%	1.56%
Portfolio turnover rate	5%	10%	5%	7%	4%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$10.13	$8.14	$13.35	$12.90	$11.35

Income (loss) from investment operations:
Net investment income (loss) ***	0.11	0.12	0.15	0.14	0.12
Net realized and unrealized gain (loss) on investments	1.29	1.95	(5.17)	0.44	1.54

Total income (loss) from investment operations	1.40	2.07	(5.02)	0.58	1.66

Less distributions to shareholders:
From net investment income	(0.11)	(0.08)	(0.15)	(0.13)	(0.11)
From net realized gains	-	-	(0.04)	-	-

Total distributions	(0.11)	(0.08)	(0.19)	(0.13)	(0.11)

Net asset value, end of year	$11.42	$10.13	$8.14	$13.35	$12.90

Total Return ^, ^^	13.94%	25.46%	(37.64% )	4.53%	14.67%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$2,982	$3,172	$2,540	$5,193	$5,079
Ratio of expenses to average daily net assets:
Before expense waiver	1.16%	1.16%	1.16%	1.15%	1.15%
After expense waiver	0.96% #	0.96% #	0.96% #	0.95% #	0.97%	#
Net investment income (loss) to average daily net assets	1.09%	1.35%	1.33%	1.03%	1.00%
Portfolio turnover rate	5%	10%	5%	7%	4%

	Class Z
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$10.36	$8.32	$13.69	$13.25	$11.65

Income (loss) from investment operations:
Net investment income (loss) ***	0.20	0.19	0.24	0.25	0.22
Net realized and unrealized gain (loss) on investments	1.33	2.00	(5.32)	0.45	1.59

Total income (loss) from investment operations	1.53	2.19	(5.08)	0.70	1.81

Less distributions to shareholders:
From net investment income	(0.19)	(0.15)	(0.25)	(0.26)	(0.21)
From net realized gains	-	-	(0.04)	-	(0.00	) †

Total distributions	(0.19)	(0.15)	(0.29)	(0.26)	(0.21)

Net asset value, end of year	$11.70	$10.36	$8.32	$13.69	$13.25

Total Return ^	14.93%	26.31%	(37.17% )	5.27%	15.59%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$693,596	$528,989	$404,065	$543,206	$373,069
Ratio of expenses to average daily net assets	0.21%	0.22%	0.21%	0.20%	0.20%
Net investment income (loss) to average daily net assets	1.84%	2.10%	2.13%	1.79%	1.78%
Portfolio turnover rate	5%	10%	5%	7%	4%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06 +
Net asset value, beginning of period	$8.23	$6.48		$10.85	$10.72	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.04	0.04		0.06	0.06	0.01
Net realized and unrealized gain (loss) on investments	1.02	1.71		(4.20)	0.95	0.74

Total income (loss) from investment operations	1.06	1.75		(4.14)	1.01	0.75

Less distributions to shareholders:
From net investment income	(0.01)	-		(0.06)	(0.06)	(0.01)
From net realized gains	-	-		(0.16)	(0.82)	(0.02)
Tax return of capital	-	-		(0.01)	-	-

Total distributions	(0.01)	-		(0.23)	(0.88)	(0.03)

Net asset value, end of period	$9.28	$8.23		$6.48	$10.85	$10.72

Total Return ^,^^	12.92%	27.01%		(38.61% )	9.52%	7.55%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$25,116	$21,391		$18,000	$26,462	$9,179
Ratio of expenses to average daily net assets:
Before expense waiver	1.37%	1.41%		1.38%	1.37%	1.67%	*
After expense waiver	N/A	1.39%	#	1.35% #	1.35% #	1.35%	*#
Net investment income (loss) to average daily net assets	0.47%	0.59%		0.63%	0.52%	0.13%	*
Portfolio turnover rate	103%	88%		141%	100%	79%	**

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06 +
Net asset value, beginning of period	$8.25	$6.49		$10.87	$10.73	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.06	0.06		0.08	0.09	0.03
Net realized and unrealized gain (loss) on investments	1.03	1.70		(4.21)	0.95	0.74

Total income (loss) from investment operations	1.09	1.76		(4.13)	1.04	0.77

Less distributions to shareholders:
From net investment income	(0.04)	-		(0.08)	(0.08)	(0.02)
From net realized gains	-	-		(0.16)	(0.82)	(0.02)
Tax return of capital	-	-		(0.01)	-	-

Total distributions	(0.04)	-		(0.25)	(0.90)	(0.04)

Net asset value, end of period	$9.30	$8.25		$6.49	$10.87	$10.73

Total Return ^	13.28%	27.12%		(38.43% )	9.75%	7.76%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$21,363	$5,055		$6,482	$9,123	$8,000
Ratio of expenses to average daily net assets:
Before expense waiver	1.12%	1.16%		1.13%	1.12%	1.42%	*
After expense waiver	N/A	1.14%	#	1.10% #	1.10% #	1.10%	*#
Net investment income (loss) to average daily net assets	0.77%	0.89%		0.89%	0.78%	0.43%	*
Portfolio turnover rate	103%	88%		141%	100%	79%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period March 31, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06 +
Net asset value, beginning of period	$8.27	$6.49		$10.88	$10.74	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.07	0.07		0.10	0.10	(0.01)
Net realized and unrealized gain (loss) on investments	1.04	1.71		(4.22)	0.95	0.79

Total income (loss) from investment operations	1.11	1.78		(4.12)	1.05	0.78

Less distributions to shareholders:
From net investment income	(0.03)	-		(0.10)	(0.09)	(0.02)
From net realized gains	-	-		(0.16)	(0.82)	(0.02)
Tax return of capital	-	-		(0.01)	-	-

Total distributions	(0.03)	-		(0.27)	(0.91)	(0.04)

Net asset value, end of period	$9.35	$8.27		$6.49	$10.88	$10.74

Total Return ^	13.53%	27.43%		(38.36% )	9.89%	7.86%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$5,186	$6,431		$4,998	$7,490	$4,436
Ratio of expenses to average daily net assets:
Before expense waiver	0.97%	1.01%		0.98%	0.97%	1.27%	*
After expense waiver	N/A	0.99%	#	0.95% #	0.95% #	0.95%	*#
Net investment income (loss) to average daily net assets	0.87%	0.99%		1.03%	0.92%	(0.08%	) *
Portfolio turnover rate	103%	88%		141%	100%	79%	**

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06 +
Net asset value, beginning of period	$8.31	$6.52		$10.89	$10.74	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.09	0.08		0.10	0.11	0.04
Net realized and unrealized gain (loss) on investments	1.02	1.71		(4.21)	0.96	0.75

Total income (loss) from investment operations	1.11	1.79		(4.11)	1.07	0.79

Less distributions to shareholders:
From net investment income	(0.04)	-		(0.09)	(0.10)	(0.03)
From net realized gains	-	-		(0.16)	(0.82)	(0.02)
Tax return of capital	-	-		(0.01)	-	-

Total distributions	(0.04)	-		(0.26)	(0.92)	(0.05)

Net asset value, end of period	$9.38	$8.31		$6.52	$10.89	$10.74

Total Return ^	13.52%	27.45%		(38.24% )	10.05%	7.90%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$17,873	$2,061		$1,333	$11,069	$10,349
Ratio of expenses to average daily net assets:
Before expense waiver	0.87%	0.91%		0.88%	0.87%	1.17%	*
After expense waiver	N/A	0.90%	#	N/A	N/A	0.90%	*#
Net investment income (loss) to average daily net assets	1.01%	1.06%		1.03%	1.01%	0.53%	*
Portfolio turnover rate	103%	88%		141%	100%	79%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period March 31, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06 +
Net asset value, beginning of period	$8.27	$6.53		$10.85		$10.71	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.01	0.02		0.04		0.03	(0.02)
Net realized and unrealized gain (loss) on investments	1.03	1.72		(4.20)		0.94	0.75

Total income (loss) from investment operations	1.04	1.74		(4.16)		0.97	0.73

Less distributions to shareholders:
From net investment income	-	-		(0.00	) †	(0.01)	-
From net realized gains	-	-		(0.16)		(0.82)	(0.02)
Tax return of capital	-	-		(0.00	) †	-	-

Total distributions	-	-		(0.16)		(0.83)	(0.02)

Net asset value, end of period	$9.31	$8.27		$6.53		$10.85	$10.71

Total Return ^,^^	12.58%	26.65%		(38.81%	)	9.16%	7.33%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$133	$109		$79		$109	$107
Ratio of expenses to average daily net assets:
Before expense waiver	1.67%	1.71%		1.68%		1.67%	1.97%	*
After expense waiver	N/A	1.69%	#	1.65%	#	1.65% #	1.65%	*#
Net investment income (loss) to average daily net assets	0.17%	0.29%		0.45%		0.23%	(0.22%	) *
Portfolio turnover rate	103%	88%		141%		100%	79%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period March 31, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$8.93		$6.26		$10.94		$9.75		$9.01

Income (loss) from investment operations:
Net investment income (loss) ***	(0.03)		(0.02)		(0.02)		(0.00	) †	(0.01)
Net realized and unrealized gain (loss) on investments	1.46		2.69		(4.66)		1.19		0.75

Total income (loss) from investment operations	1.43		2.67		(4.68)		1.19		0.74

Less distributions to shareholders:
From net investment income	-		(0.00	) †	(0.00	) †	(0.00	) †	-

Total distributions	-		(0.00	) †	(0.00	) †	(0.00	) †	-

Net asset value, end of year	$10.36		$8.93		$6.26		$10.94		$9.75

Total Return ^,^^	16.01%		42.68%		(42.77%	)	12.23%		8.21%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$66,401		$69,307		$49,345		$99,385		$39,055
Ratio of expenses to average daily net assets:
Before expense waiver	1.34%		1.35%		1.34%		1.40%		1.39%
After expense waiver	1.19%	#	1.19%	#	1.19%	#	1.30%	#	1.31%	#
Net investment income (loss) to average daily net assets	(0.36%	)	(0.24%	)	(0.18%	)	(0.04%	)	(0.12%	)
Portfolio turnover rate	53%		62%		53%		43%		98%

	Class L
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$9.08		$6.36		$11.08		$9.87		$9.10

Income (loss) from investment operations:
Net investment income (loss) ***	(0.01)		(0.00	) †	0.00	†	0.02		0.01
Net realized and unrealized gain (loss) on investments	1.50		2.72		(4.72)		1.21		0.77

Total income (loss) from investment operations	1.49		2.72		(4.72)		1.23		0.78

Less distributions to shareholders:
From net investment income	-		(0.00	) †	(0.00	) †	(0.02)		(0.01)

Total distributions	-		(0.00	) †	(0.00	) †	(0.02)		(0.01)

Net asset value, end of year	$10.57		$9.08		$6.36		$11.08		$9.87

Total Return ^	16.30%		42.79%		(42.59%	)	12.46%		8.52%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$257,545		$281,168		$222,053		$455,542		$280,094
Ratio of expenses to average daily net assets:
Before expense waiver	1.09%		1.10%		1.09%		1.15%		1.14%
After expense waiver	0.98%	#	0.98%	#	0.98%	#	1.06%	#	1.06%	#
Net investment income (loss) to average daily net assets	(0.15%	)	(0.03%	)	0.03%		0.20%		0.13%
Portfolio turnover rate	53%		62%		53%		43%		98%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.12	$6.37		$11.10	$9.87	$9.11

Income (loss) from investment operations:
Net investment income (loss) ***	0.00 †	0.01		0.02	0.04	0.03
Net realized and unrealized gain (loss) on investments	1.50	2.74		(4.74)	1.21	0.76

Total income (loss) from investment operations	1.50	2.75		(4.72)	1.25	0.79

Less distributions to shareholders:
From net investment income	(0.01)	(0.00	) †	(0.01)	(0.02)	(0.03)

Total distributions	(0.01)	(0.00	) †	(0.01)	(0.02)	(0.03)

Net asset value, end of year	$10.61	$9.12		$6.37	$11.10	$9.87

Total Return ^	16.45%	43.20%		(42.53% )	12.62%	8.64%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$42,443	$39,094		$25,876	$53,150	$44,656
Ratio of expenses to average daily net assets:
Before expense waiver	0.97%	0.98%		0.97%	1.03%	1.00%
After expense waiver	0.82% #	0.82%	#	0.82% #	0.93% #	0.93% #
Net investment income (loss) to average daily net assets	0.01%	0.12%		0.19%	0.36%	0.29%
Portfolio turnover rate	53%	62%		53%	43%	98%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.14	$6.39		$11.13	$9.91	$9.14

Income (loss) from investment operations:
Net investment income (loss) ***	0.01	0.01		0.02	0.05	0.03
Net realized and unrealized gain (loss) on investments	1.51	2.74		(4.74)	1.22	0.77

Total income (loss) from investment operations	1.52	2.75		(4.72)	1.27	0.80

Less distributions to shareholders:
From net investment income	(0.01)	(0.00	) †	(0.02)	(0.05)	(0.03)

Total distributions	(0.01)	(0.00	) †	(0.02)	(0.05)	(0.03)

Net asset value, end of year	$10.65	$9.14		$6.39	$11.13	$9.91

Total Return ^	16.64%	43.06%		(42.45% )	12.77%	8.74%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$163,662	$172,449		$138,538	$225,943	$66,864
Ratio of expenses to average daily net assets:
Before expense waiver	0.84%	0.85%		0.84%	0.90%	0.89%
After expense waiver	0.76% #	0.76%	#	0.76% #	0.81% #	0.82% #
Net investment income (loss) to average daily net assets	0.08%	0.20%		0.26%	0.44%	0.37%
Portfolio turnover rate	53%	62%		53%	43%	98%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$8.74		$6.15		$10.77		$9.63		$8.92

Income (loss) from investment operations:
Net investment income (loss) ***	(0.06)		(0.04)		(0.05)		(0.04)		(0.04)
Net realized and unrealized gain (loss) on investments	1.43		2.63		(4.57)		1.18		0.75

Total income (loss) from investment operations	1.37		2.59		(4.62)		1.14		0.71

Less distributions to shareholders:
From net investment income	-		(0.00	) †	(0.00	) †	-		-

Total distributions	-		(0.00	) †	(0.00	) †	-		-

Net asset value, end of year	$10.11		$8.74		$6.15		$10.77		$9.63

Total Return ^,^^	15.68%		42.14%		(42.89%	)	11.84%		7.96%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$344		$803		$597		$3,112		$3,509
Ratio of expenses to average daily net assets:
Before expense waiver	1.64%		1.65%		1.64%		1.70%		1.69%
After expense waiver	1.51%	#	1.51%	#	1.51%	#	1.61%	#	1.61%	#
Net investment income (loss) to average daily net assets	(0.69%	)	(0.55%	)	(0.51%	)	(0.35%	)	(0.41%	)
Portfolio turnover rate	53%		62%		53%		43%		98%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$7.78		$6.07		$10.34		$9.88	$10.29

Income (loss) from investment operations:
Net investment income (loss) ***	(0.01)		(0.00	) †	(0.02)		(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	1.26		1.71		(4.25)		1.32	0.05

Total income (loss) from investment operations	1.25		1.71		(4.27)		1.27	0.00

Less distributions to shareholders:
From net investment income	(0.00	) †	-		-		-	-
From net realized gains	-		-		-		(0.80)	(0.41)
Tax return of capital	-		-		-		(0.01)	-

Total distributions	(0.00	) †	-		-		(0.81)	(0.41)

Net asset value, end of year	$9.03		$7.78		$6.07		$10.34	$9.88

Total Return ^,^^	16.14%		28.17%		(41.30%	)	12.95%	(0.02% )

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$2,446		$3,835		$3,626		$7,159	$8,278
Ratio of expenses to average daily net assets	1.35%		1.38%		1.40%		1.36%	1.39%
Net investment income (loss) to average daily net assets	(0.08%	)	(0.02%	)	(0.29%	)	(0.48% )	(0.55% )
Portfolio turnover rate	83%		130%		93%		93%	98%

	Class L
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$7.98		$6.24		$10.62		$10.14	$10.53

Income (loss) from investment operations:
Net investment income (loss) ***	0.01		0.01		(0.00	) †	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	1.31		1.75		(4.38)		1.35	0.05

Total income (loss) from investment operations	1.32		1.76		(4.38)		1.32	0.02

Less distributions to shareholders:
From net investment income	(0.03)		(0.02)		-		-	-
From net realized gains	-		-		-		(0.83)	(0.41)
Tax return of capital	-		-		-		(0.01)	-

Total distributions	(0.03)		(0.02)		-		(0.84)	(0.41)

Net asset value, end of year	$9.27		$7.98		$6.24		$10.62	$10.14

Total Return ^	16.51%		28.18%		(41.24%	)	13.16%	0.17%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$20,012		$14,855		$160		$1,572	$1,630
Ratio of expenses to average daily net assets	1.10%		1.13%		1.15%		1.11%	1.15%
Net investment income (loss) to average daily net assets	0.17%		0.17%		(0.04%	)	(0.24% )	(0.30% )
Portfolio turnover rate	83%		130%		93%		93%	98%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/10		Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$7.92		$6.17	$10.52	$10.05		$10.42

Income (loss) from investment operations:
Net investment income (loss) ***	0.03		0.02	0.01	(0.01)		(0.02)
Net realized and unrealized gain (loss) on investments	1.32		1.74	(4.33)	1.34		0.06

Total income (loss) from investment operations	1.35		1.76	(4.32)	1.33		0.04

Less distributions to shareholders:
From net investment income	(0.00	) †	(0.01)	(0.01)	-		-
From net realized gains	-		-	-	(0.85)		(0.41)
Tax return of capital	-		-	(0.02)	(0.01)		-

Total distributions	(0.00	) †	(0.01)	(0.03)	(0.86)		(0.41)

Net asset value, end of year	$9.27		$7.92	$6.17	$10.52		$10.05

Total Return ^	17.11%		28.57%	(41.08% )	13.36%		0.37%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$0	†††	$11,942	$8,585	$13,237		$10,043
Ratio of expenses to average daily net assets	0.93%		0.98%	1.00%	0.96%		0.98%
Net investment income (loss) to average daily net assets	0.37%		0.38%	0.13%	(0.08%	)	(0.19% )
Portfolio turnover rate	83%		130%	93%	93%		98%

	Class S
	Year Ended 12/31/10		Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$7.97		$6.21	$10.57	$10.09		$10.46

Income (loss) from investment operations:
Net investment income (loss) ***	0.03		0.03	0.01	(0.00	) †	(0.02)
Net realized and unrealized gain (loss) on investments	1.29		1.75	(4.34)	1.34		0.06

Total income (loss) from investment operations	1.32		1.78	(4.33)	1.34		0.04

Less distributions to shareholders:
From net investment income	(0.04)		(0.02)	(0.01)	-		-
From net realized gains	-		-	-	(0.85)		(0.41)
Tax return of capital	-		-	(0.02)	(0.01)		-

Total distributions	(0.04)		(0.02)	(0.03)	(0.86)		(0.41)

Net asset value, end of year	$9.25		$7.97	$6.21	$10.57		$10.09

Total Return ^	16.60%		28.63%	(41.00% )	13.45%		0.36%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$46,870		$53,565	$10,390	$23,465		$20,909
Ratio of expenses to average daily net assets	0.91%		0.94%	0.96%	0.92%		0.94%
Net investment income (loss) to average daily net assets	0.36%		0.43%	0.15%	(0.04%	)	(0.15% )
Portfolio turnover rate	83%		130%	93%	93%		98%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
†††	Amount is less than $500.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

					Class N
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$7.70		$6.03		$10.29	$9.86	$10.31

Income (loss) from investment operations:
Net investment income (loss) ***	(0.03)		(0.02)		(0.05)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments	1.24		1.69		(4.21)	1.31	0.05

Total income (loss) from investment operations	1.21		1.67		(4.26)	1.23	(0.04)

Less distributions to shareholders:
From net investment income	(0.00	) †	-		-	-	-
From net realized gains	-		-		-	(0.79)	(0.41)
Tax return of capital	-		-		-	(0.01)	-

Total distributions	(0.00	) †	-		-	(0.80)	(0.41)

Net asset value, end of year	$8.91		$7.70		$6.03	$10.29	$9.86

Total Return ^,^^	15.78%		27.69%		(41.40% )	12.59%	(0.41% )

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1		$1		$1	$1	$1
Ratio of expenses to average daily net assets	1.66%		1.68%		1.71%	1.65%	1.69%
Net investment income (loss) to average daily net assets	(0.35%	)	(0.31%	)	(0.63% )	(0.77% )	(0.93% )
Portfolio turnover rate	83%		130%		93%	93%	98%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$5.58		$3.58		$7.12	$6.06		$6.47

Income (loss) from investment operations:
Net investment income (loss) ***	(0.03)		(0.03)		(0.05)	(0.05)		(0.06)
Net realized and unrealized gain (loss) on investments	1.13		2.03		(3.29)	1.11		(0.35)

Total income (loss) from investment operations	1.10		2.00		(3.34)	1.06		(0.41)

Less distributions to shareholders:
From net realized gains	-		(0.00	) †	(0.20)	-		-

Total distributions	-		(0.00	) †	(0.20)	-		-

Net asset value, end of year	$6.68		$5.58		$3.58	$7.12		$6.06

Total Return ^,^^	19.50%		56.17%		(46.67% )	17.49%		(6.34%	)

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$53,610		$60,935		$45,137	$127,729		$114,139
Ratio of expenses to average daily net assets:
Before expense waiver	1.37%		1.37%		1.36%	1.36%		1.35%
After expense waiver	N/A		N/A		N/A	N/A		1.33%	#
Net investment income (loss) to average daily net assets	(0.60%	)	(0.65%	)	(0.86% )	(0.83%	)	(1.01%	)
Portfolio turnover rate	40%		33%		32%	34%		49%

	Class L
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$5.73		$3.66		$7.26	$6.17		$6.56

Income (loss) from investment operations:
Net investment income (loss) ***	(0.02)		(0.02)		(0.03)	(0.04)		(0.05)
Net realized and unrealized gain (loss) on investments	1.16		2.09		(3.37)	1.13		(0.34)

Total income (loss) from investment operations	1.14		2.07		(3.40)	1.09		(0.39)

Less distributions to shareholders:
From net realized gains	-		(0.00	) †	(0.20)	-		-

Total distributions	-		(0.00	) †	(0.20)	-		-

Net asset value, end of year	$6.87		$5.73		$3.66	$7.26		$6.17

Total Return ^	19.90%		56.58%		(46.60% )	17.67%		(5.95%	)

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$54,658		$61,774		$61,240	$135,033		$192,839
Ratio of expenses to average daily net assets:
Before expense waiver	1.12%		1.12%		1.11%	1.11%		1.10%
After expense waiver	N/A		N/A		N/A	N/A		1.08%	#
Net investment income (loss) to average daily net assets	(0.35%	)	(0.41%	)	(0.60% )	(0.60%	)	(0.76%	)
Portfolio turnover rate	40%		33%		32%	34%		49%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$5.81		$3.71		$7.34	$6.22		$6.61

Income (loss) from investment operations:
Net investment income (loss) ***	(0.01)		(0.01)		(0.03)	(0.03)		(0.04)
Net realized and unrealized gain (loss) on investments	1.18		2.11		(3.40)	1.15		(0.35)

Total income (loss) from investment operations	1.17		2.10		(3.43)	1.12		(0.39)

Less distributions to shareholders:
From net realized gains	-		(0.00	) †	(0.20)	-		-

Total distributions	-		(0.00	) †	(0.20)	-		-

Net asset value, end of year	$6.98		$5.81		$3.71	$7.34		$6.22

Total Return ^	20.14%		56.63%		(46.49% )	18.01%		(5.90%	)

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$22,037		$21,830		$16,755	$48,600		$53,940
Ratio of expenses to average daily net assets:
Before expense waiver	0.97%		0.97%		0.96%	0.96%		0.95%
After expense waiver	N/A		N/A		N/A	N/A		0.93%	#
Net investment income (loss) to average daily net assets	(0.19%	)	(0.27%	)	(0.46% )	(0.44%	)	(0.61%	)
Portfolio turnover rate	40%		33%		32%	34%		49%

	Class S
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$5.87		$3.74		$7.40	$6.26		$6.65

Income (loss) from investment operations:
Net investment income (loss) ***	(0.00	) †	(0.01)		(0.02)	(0.02)		(0.03)
Net realized and unrealized gain (loss) on investments	1.19		2.14		(3.44)	1.16		(0.36)

Total income (loss) from investment operations	1.19		2.13		(3.46)	1.14		(0.39)

Less distributions to shareholders:
From net realized gains	-		(0.00	) †	(0.20)	-		-

Total distributions	-		(0.00	) †	(0.20)	-		-

Net asset value, end of year	$7.06		$5.87		$3.74	$7.40		$6.26

Total Return ^	20.27%		56.97%		(46.53% )	18.21%		(5.86%	)

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$210,972		$164,994		$112,415	$284,106		$239,162
Ratio of expenses to average daily net assets:
Before expense waiver	0.87%		0.87%		0.86%	0.86%		0.85%
After expense waiver	N/A		N/A		N/A	N/A		0.83%	#
Net investment income (loss) to average daily net assets	(0.06%	)	(0.15%	)	(0.36% )	(0.32%	)	(0.51%	)
Portfolio turnover rate	40%		33%		32%	34%		49%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$5.43		$3.49		$6.98	$5.96		$6.37

Income (loss) from investment operations:
Net investment income (loss) ***	(0.05)		(0.04)		(0.07)	(0.07)		(0.08)
Net realized and unrealized gain (loss) on investments	1.09		1.98		(3.22)	1.09		(0.33)

Total income (loss) from investment operations	1.04		1.94		(3.29)	1.02		(0.41)

Less distributions to shareholders:
From net realized gains	-		(0.00	) †	(0.20)	-		-

Total distributions	-		(0.00	) †	(0.20)	-		-

Net asset value, end of year	$6.47		$5.43		$3.49	$6.98		$5.96

Total Return ^,^^	19.37%		55.32%		(46.88% )	17.11%		(6.44%	)

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$28		$93		$84	$944		$1,203
Ratio of expenses to average daily net assets:
Before expense waiver	1.67%		1.67%		1.66%	1.66%		1.65%
After expense waiver	N/A		N/A		N/A	N/A		1.63%	#
Net investment income (loss) to average daily net assets	(0.95%	)	(0.96%	)	(1.22% )	(1.13%	)	(1.31%	)
Portfolio turnover rate	40%		33%		32%	34%		49%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select NASDAQ-100 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$4.54		$2.97		$5.16	$4.37		$4.12

Income (loss) from investment operations:
Net investment income (loss) ***	(0.01)		(0.02)		(0.02)	(0.03)		(0.02)
Net realized and unrealized gain (loss) on investments	0.91		1.59		(2.17)	0.82		0.27

Total income (loss) from investment operations	0.90		1.57		(2.19)	0.79		0.25

Net asset value, end of year	$5.44		$4.54		$2.97	$5.16		$4.37

Total Return ^,^^	19.82%		52.86%		(42.44% )	17.81%		6.31%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$19,690		$18,508		$12,506	$22,454		$21,627
Ratio of expenses to average daily net assets	1.15%		1.20%		1.17%	1.16%		1.15%
Net investment income (loss) to average daily net assets	(0.24%	)	(0.45%	)	(0.57% )	(0.57%	)	(0.50%	)
Portfolio turnover rate	8%		22%		10%	29%		7%

	Class L
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$4.65		$3.03		$5.25	$4.44		$4.17

Income (loss) from investment operations:
Net investment income (loss) ***	0.00	†	(0.01)		(0.01)	(0.02)		(0.01)
Net realized and unrealized gain (loss) on investments	0.93		1.63		(2.21)	0.83		0.28

Total income (loss) from investment operations	0.93		1.62		(2.22)	0.81		0.27

Net asset value, end of year	$5.58		$4.65		$3.03	$5.25		$4.44

Total Return ^	20.00%		53.47%		(42.29% )	18.24%		6.47%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$6,658		$6,620		$4,363	$10,335		$9,960
Ratio of expenses to average daily net assets	0.90%		0.95%		0.92%	0.91%		0.90%
Net investment income (loss) to average daily net assets	0.01%		(0.19%	)	(0.32% )	(0.32%	)	(0.26%	)
Portfolio turnover rate	8%		22%		10%	29%		7%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select NASDAQ-100 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$4.70	$3.07		$5.30		$4.47		$4.19

Income (loss) from investment operations:
Net investment income (loss) ***	0.01	(0.00	) †	(0.01)		(0.01)		(0.01)
Net realized and unrealized gain (loss) on investments	0.95	1.63		(2.22)		0.84		0.29

Total income (loss) from investment operations	0.96	1.63		(2.23)		0.83		0.28

Net asset value, end of year	$5.66	$4.70		$3.07		$5.30		$4.47

Total Return ^	20.43%	53.09%		(42.08%	)	18.57%		6.68%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,633	$2,737		$1,922		$3,160		$1,495
Ratio of expenses to average daily net assets	0.75%	0.80%		0.77%		0.77%		0.75%
Net investment income (loss) to average daily net assets	0.13%	(0.04%	)	(0.17%	)	(0.18%	)	(0.12%	)
Portfolio turnover rate	8%	22%		10%		29%		7%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$4.75	$3.09		$5.35		$4.51		$4.22

Income (loss) from investment operations:
Net investment income (loss) ***	0.01	0.00	†	(0.00	) †	(0.00	) †	(0.00	) †
Net realized and unrealized gain (loss) on investments	0.96	1.66		(2.26)		0.84		0.29

Total income (loss) from investment operations	0.97	1.66		(2.26)		0.84		0.29

Net asset value, end of year	$5.72	$4.75		$3.09		$5.35		$4.51

Total Return ^	20.42%	53.72%		(42.24%	)	18.63%		6.87%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$21,169	$20,229		$10,781		$21,630		$16,179
Ratio of expenses to average daily net assets	0.65%	0.70%		0.67%		0.66%		0.65%
Net investment income (loss) to average daily net assets	0.25%	0.06%		(0.08%	)	(0.07%	)	(0.00%	) ††
Portfolio turnover rate	8%	22%		10%		29%		7%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
††	Amount is less than 0.005%.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select NASDAQ-100 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$4.43		$2.91		$5.07	$4.31		$4.07

Income (loss) from investment operations:
Net investment income (loss) ***	(0.03)		(0.03)		(0.04)	(0.04)		(0.03)
Net realized and unrealized gain (loss) on investments	0.88		1.55		(2.12)	0.80		0.27

Total income (loss) from investment operations	0.85		1.52		(2.16)	0.76		0.24

Net asset value, end of year	$5.28		$4.43		$2.91	$5.07		$4.31

Total Return ^,^^	19.19%		52.23%		(42.60% )	17.63%		5.90%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$336		$317		$120	$494		$445
Ratio of expenses to average daily net assets	1.45%		1.50%		1.47%	1.46%		1.45%
Net investment income (loss) to average daily net assets	(0.55%	)	(0.74%	)	(0.85% )	(0.87%	)	(0.79%	)
Portfolio turnover rate	8%		22%		10%	29%		7%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$14.06	$8.66	$16.09		$18.08	$16.70

Income (loss) from investment operations:
Net investment income (loss) ***	0.02	0.04	0.10		0.05	0.25
Net realized and unrealized gain (loss) on investments	2.96	5.36	(6.86)		0.25	3.02

Total income (loss) from investment operations	2.98	5.40	(6.76)		0.30	3.27

Less distributions to shareholders:
From net investment income	(0.05)	-	(0.12)		(0.03)	(0.26)
From net realized gains	-	-	(0.55)		(2.26)	(1.63)
Tax return of capital	-	-	(0.00	) †	-	-

Total distributions	(0.05)	-	(0.67)		(2.29)	(1.89)

Net asset value, end of year	$16.99	$14.06	$8.66		$16.09	$18.08

Total Return ^,^^	21.29%	62.36%	(43.10%	)	1.52%	19.65%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$170,895	$161,884	$107,233		$224,393	$275,925
Ratio of expenses to average daily net assets:
Before expense waiver	1.32%	1.31%	1.31%		1.30%	1.29%
After expense waiver	1.30% #	N/A	N/A		N/A	N/A
Net investment income (loss) to average daily net assets	0.12%	0.38%	0.80%		0.29%	1.39%
Portfolio turnover rate	32%	43%	43%		44%	36%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$14.33	$8.80	$16.36		$18.34	$16.91

Income (loss) from investment operations:
Net investment income (loss) ***	0.05	0.07	0.14		0.08	0.30
Net realized and unrealized gain (loss) on investments	3.01	5.46	(7.00)		0.27	3.06

Total income (loss) from investment operations	3.06	5.53	(6.86)		0.35	3.36

Less distributions to shareholders:
From net investment income	(0.07)	-	(0.15)		(0.07)	(0.30)
From net realized gains	-	-	(0.55)		(2.26)	(1.63)
Tax return of capital	-	-	(0.00	) †	-	-

Total distributions	(0.07)	-	(0.70)		(2.33)	(1.93)

Net asset value, end of year	$17.32	$14.33	$8.80		$16.36	$18.34

Total Return ^	21.54%	62.84%	(42.98%	)	1.79%	19.94%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$91,044	$98,934	$69,539		$159,281	$203,635
Ratio of expenses to average daily net assets:
Before expense waiver	1.07%	1.06%	1.06%		1.05%	1.04%
After expense waiver	1.05% #	N/A	N/A		N/A	N/A
Net investment income (loss) to average daily net assets	0.36%	0.62%	1.05%		0.39%	1.66%
Portfolio turnover rate	32%	43%	43%		44%	36%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$14.47	$8.87	$16.49		$18.47	$17.02

Income (loss) from investment operations:
Net investment income (loss) ***	0.08	0.09	0.16		0.09	0.32
Net realized and unrealized gain (loss) on investments	3.04	5.51	(7.06)		0.29	3.09

Total income (loss) from investment operations	3.12	5.60	(6.90)		0.38	3.41

Less distributions to shareholders:
From net investment income	(0.10)	-	(0.17)		(0.10)	(0.33)
From net realized gains	-	-	(0.55)		(2.26)	(1.63)
Tax return of capital	-	-	(0.00	) †	-	-

Total distributions	(0.10)	-	(0.72)		(2.36)	(1.96)

Net asset value, end of year	$17.49	$14.47	$8.87		$16.49	$18.47

Total Return ^	21.73%	63.13%	(42.89%	)	1.92%	20.12%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$70,955	$64,121	$56,399		$131,434	$144,555
Ratio of expenses to average daily net assets:
Before expense waiver	0.92%	0.91%	0.91%		0.90%	0.89%
After expense waiver	0.90% #	N/A	N/A		N/A	N/A
Net investment income (loss) to average daily net assets	0.52%	0.78%	1.17%		0.49%	1.79%
Portfolio turnover rate	32%	43%	43%		44%	36%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$14.59	$8.94	$16.62		$18.59	$17.11

Income (loss) from investment operations:
Net investment income (loss) ***	0.10	0.10	0.17		0.13	0.34
Net realized and unrealized gain (loss) on investments	3.05	5.55	(7.11)		0.28	3.12

Total income (loss) from investment operations	3.15	5.65	(6.94)		0.41	3.46

Less distributions to shareholders:
From net investment income	(0.11)	-	(0.19)		(0.12)	(0.35)
From net realized gains	-	-	(0.55)		(2.26)	(1.63)
Tax return of capital	-	-	(0.00	) †	-	-

Total distributions	(0.11)	-	(0.74)		(2.38)	(1.98)

Net asset value, end of year	$17.63	$14.59	$8.94		$16.62	$18.59

Total Return ^	21.81%	63.20%	(42.82%	)	2.07%	20.28%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$307,649	$262,825	$142,372		$349,391	$348,859
Ratio of expenses to average daily net assets:
Before expense waiver	0.82%	0.81%	0.81%		0.80%	0.79%
After expense waiver	0.80% #	N/A	N/A		N/A	N/A
Net investment income (loss) to average daily net assets	0.62%	0.89%	1.27%		0.67%	1.89%
Portfolio turnover rate	32%	43%	43%		44%	36%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/10		Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$13.73		$8.48	$15.77		$17.79	$16.48

Income (loss) from investment operations:
Net investment income (loss) ***	(0.03)		0.01	0.07		(0.02)	0.18
Net realized and unrealized gain (loss) on investments	2.90		5.24	(6.72)		0.26	2.99

Total income (loss) from investment operations	2.87		5.25	(6.65)		0.24	3.17

Less distributions to shareholders:
From net investment income	-		-	(0.09)		-	(0.23)
From net realized gains	-		-	(0.55)		(2.26)	(1.63)
Tax return of capital	-		-	(0.00	) †	-	-

Total distributions	-		-	(0.64)		(2.26)	(1.86)

Net asset value, end of year	$16.60		$13.73	$8.48		$15.77	$17.79

Total Return ^,^^	20.90%		61.91%	(43.29%	)	1.21%	19.35%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,882		$2,617	$1,522		$2,723	$2,567
Ratio of expenses to average daily net assets:
Before expense waiver	1.62%		1.61%	1.60%		1.60%	1.60%
After expense waiver	1.60%	#	N/A	N/A		N/A	N/A
Net investment income (loss) to average daily net assets	(0.19%	)	0.07%	0.54%		(0.08% )	1.03%
Portfolio turnover rate	32%		43%	43%		44%	36%

	Class Z
	Period Ended 12/31/10 +
Net asset value, beginning of period	$16.92

Income (loss) from investment operations:
Net investment income (loss) ***	0.02
Net realized and unrealized gain (loss) on investments	0.70

Total income (loss) from investment operations	0.72

Net asset value, end of period	$17.64

Total Return ^	4.26%	**

Ratios / Supplemental Data:
Net assets, end of period (000's)	$104
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%	*
After expense waiver	0.69%	*#
Net investment income (loss) to average daily net assets	0.77%	*
Portfolio turnover rate	32%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	Period from November 15, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06 +
Net asset value, beginning of period	$8.27	$6.43	$9.72		$11.40	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.07	0.05	0.05		0.09	0.02
Net realized and unrealized gain (loss) on investments	1.81	1.84	(3.25)		(1.10)	1.41

Total income (loss) from investment operations	1.88	1.89	(3.20)		(1.01)	1.43

Less distributions to shareholders:
From net investment income	(0.07)	(0.05)	(0.08)		(0.04)	(0.02)
From net realized gains	-	-	(0.00	) †	(0.63)	(0.01)
Tax return of capital	-	-	(0.01)		-	-

Total distributions	(0.07)	(0.05)	(0.09)		(0.67)	(0.03)

Net asset value, end of period	$10.08	$8.27	$6.43		$9.72	$11.40

Total Return ^,^^	22.77%	29.40%	(32.94%	)	(8.97% )	14.27%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$5,748	$6,145	$4,444		$9,490	$497
Ratio of expenses to average daily net assets:
Before expense waiver	1.32%	1.33%	1.30%		1.30%	2.02%	*
After expense waiver	N/A	N/A	N/A		N/A	1.38%	*#
Net investment income (loss) to average daily net assets	0.82%	0.74%	0.56%		0.82%	0.45%	*
Portfolio turnover rate	143%	66%	34%		49%	7%	**

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06 +
Net asset value, beginning of period	$8.29	$6.44	$9.75		$11.42	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.10	0.07	0.07		0.11	0.05
Net realized and unrealized gain (loss) on investments	1.81	1.84	(3.27)		(1.10)	1.39

Total income (loss) from investment operations	1.91	1.91	(3.20)		(0.99)	1.44

Less distributions to shareholders:
From net investment income	(0.10)	(0.06)	(0.09)		(0.05)	(0.01)
From net realized gains	-	-	(0.00	) †	(0.63)	(0.01)
Tax return of capital	-	-	(0.02)		-	-

Total distributions	(0.10)	(0.06)	(0.11)		(0.68)	(0.02)

Net asset value, end of period	$10.10	$8.29	$6.44		$9.75	$11.42

Total Return ^	23.10%	29.70%	(32.77%	)	(8.74% )	14.47%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$42,178	$37,197	$32,488		$74,131	$1,628
Ratio of expenses to average daily net assets:
Before expense waiver	1.07%	1.08%	1.05%		1.05%	1.77%	*
After expense waiver	N/A	N/A	N/A		N/A	1.13%	*#
Net investment income (loss) to average daily net assets	1.09%	0.96%	0.81%		0.95%	1.31%	*
Portfolio turnover rate	143%	66%	34%		49%	7%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period August 29, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06 +
Net asset value, beginning of period	$8.30	$6.43	$9.75		$11.43	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.12	0.07	0.09		0.17	0.03
Net realized and unrealized gain (loss) on investments	1.82	1.85	(3.28)		(1.15)	1.40

Total income (loss) from investment operations	1.94	1.92	(3.19)		(0.98)	1.43

Less distributions to shareholders:
From net investment income	(0.12)	(0.05)	(0.11)		(0.07)	-
From net realized gains	-	-	(0.00	) †	(0.63)	-
Tax return of capital	-	-	(0.02)		-	-

Total distributions	(0.12)	(0.05)	(0.13)		(0.70)	-

Net asset value, end of period	$10.12	$8.30	$6.43		$9.75	$11.43

Total Return ^	23.42%	29.94%	(32.67%	)	(8.66% )	14.42%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,061	$470	$2,174		$1,163	$0	†††
Ratio of expenses to average daily net assets:
Before expense waiver	0.92%	0.93%	0.90%		0.90%	1.62%	*
After expense waiver	N/A	N/A	N/A		N/A	0.98%	*#
Net investment income (loss) to average daily net assets	1.31%	1.12%	1.14%		1.45%	0.68%	*
Portfolio turnover rate	143%	66%	34%		49%	7%	**

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06 +
Net asset value, beginning of period	$8.28	$6.43	$9.75		$11.42	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.12	0.08	0.09		0.14	0.06
Net realized and unrealized gain (loss) on investments	1.82	1.85	(3.27)		(1.10)	1.39

Total income (loss) from investment operations	1.94	1.93	(3.18)		(0.96)	1.45

Less distributions to shareholders:
From net investment income	(0.13)	(0.08)	(0.12)		(0.08)	(0.02)
From net realized gains	-	-	(0.00	) †	(0.63)	(0.01)
Tax return of capital	-	-	(0.02)		-	-

Total distributions	(0.13)	(0.08)	(0.14)		(0.71)	(0.03)

Net asset value, end of period	$10.09	$8.28	$6.43		$9.75	$11.42

Total Return ^	23.43%	30.02%	(32.61%	)	(8.53% )	14.50%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$91,957	$71,351	$60,858		$123,216	$60,708
Ratio of expenses to average daily net assets:
Before expense waiver	0.82%	0.83%	0.80%		0.80%	1.52%	*
After expense waiver	N/A	N/A	N/A		N/A	0.88%	*#
Net investment income (loss) to average daily net assets	1.36%	1.22%	1.07%		1.19%	1.51%	*
Portfolio turnover rate	143%	66%	34%		49%	7%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
†††	Amount is less than $500.
+	For the period August 29, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07		Period Ended 12/31/06 +
Net asset value, beginning of period	$8.27	$6.44	$9.75		$11.41		$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.05	0.03	0.03		(0.00	) †	(0.00	) †
Net realized and unrealized gain (loss) on investments	1.81	1.83	(3.26)		(1.03)		1.41

Total income (loss) from investment operations	1.86	1.86	(3.23)		(1.03)		1.41

Less distributions to shareholders:
From net investment income	(0.06)	(0.03)	(0.07)		-		-
From net realized gains	-	-	(0.00	) †	(0.63)		-
Tax return of capital	-	-	(0.01)		-		-

Total distributions	(0.06)	(0.03)	(0.08)		(0.63)		-

Net asset value, end of period	$10.07	$8.27	$6.44		$9.75		$11.41

Total Return ^,^^	22.49%	29.06%	(33.23%	)	(9.13%	)	14.22%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$64	$46	$31		$38		$0	†††
Ratio of expenses to average daily net assets:
Before expense waiver	1.62%	1.63%	1.60%		1.60%		2.32%	*
After expense waiver	N/A	N/A	N/A		N/A		1.68%	*#
Net investment income (loss) to average daily net assets	0.58%	0.43%	0.32%		(0.00%	) ††	(0.02%	) *
Portfolio turnover rate	143%	66%	34%		49%		7%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
††	Amount is less than 0.005%.
†††	Amount is less than $500.
+	For the period August 29, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06 +
Net asset value, beginning of period	$7.40	$6.14	$9.34		$10.90	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.01	0.03	0.09		0.18	0.10
Net realized and unrealized gain (loss) on investments	2.04	1.27	(3.21)		(1.53)	0.84

Total income (loss) from investment operations	2.05	1.30	(3.12)		(1.35)	0.94

Less distributions to shareholders:
From net investment income	(0.01)	(0.04)	(0.08)		(0.13)	(0.04)
From net realized gains	-	-	(0.00	) †	(0.08)	-
Tax return of capital	-	-	(0.00	) †	-	-

Total distributions	(0.01)	(0.04)	(0.08)		(0.21)	(0.04)

Net asset value, end of period	$9.44	$7.40	$6.14		$9.34	$10.90

Total Return ^,^^	27.77%	21.11%	(33.30%	)	(12.35% )	9.32%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$7,837	$7,833	$7,950		$15,737	$3,653
Ratio of expenses to average daily net assets:
Before expense waiver	1.37%	1.39%	1.37%		1.35%	1.72%	*
After expense waiver	N/A	N/A	N/A		N/A	1.40%	*#
Net investment income (loss) to average daily net assets	0.14%	0.56%	1.07%		1.74%	1.23%	*
Portfolio turnover rate	39%	175%	110%		68%	63%	**

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06 +
Net asset value, beginning of period	$7.40	$6.14	$9.36		$10.91	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.03	0.05	0.11		0.20	0.13
Net realized and unrealized gain (loss) on investments	2.06	1.26	(3.22)		(1.53)	0.83

Total income (loss) from investment operations	2.09	1.31	(3.11)		(1.33)	0.96

Less distributions to shareholders:
From net investment income	(0.04)	(0.05)	(0.11)		(0.14)	(0.05)
From net realized gains	-	-	(0.00	) †	(0.08)	-
Tax return of capital	-	-	(0.00	) †	-	-

Total distributions	(0.04)	(0.05)	(0.11)		(0.22)	(0.05)

Net asset value, end of period	$9.45	$7.40	$6.14		$9.36	$10.91

Total Return ^	28.19%	21.39%	(33.12%	)	(12.22% )	9.61%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$21,552	$24,629	$24,811		$42,168	$1,041
Ratio of expenses to average daily net assets:
Before expense waiver	1.12%	1.14%	1.12%		1.10%	1.47%	*
After expense waiver	N/A	N/A	N/A		N/A	1.15%	*#
Net investment income (loss) to average daily net assets	0.36%	0.81%	1.36%		1.91%	1.69%	*
Portfolio turnover rate	39%	175%	110%		68%	63%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period March 31, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06 +
Net asset value, beginning of period	$7.40	$6.14	$9.36		$10.91	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.04	0.06	0.12		0.24	0.10
Net realized and unrealized gain (loss) on investments	2.06	1.26	(3.22)		(1.56)	0.86

Total income (loss) from investment operations	2.10	1.32	(3.10)		(1.32)	0.96

Less distributions to shareholders:
From net investment income	(0.05)	(0.06)	(0.12)		(0.15)	(0.05)
From net realized gains	-	-	(0.00	) †	(0.08)	-
Tax return of capital	-	-	(0.00	) †	-	-

Total distributions	(0.05)	(0.06)	(0.12)		(0.23)	(0.05)

Net asset value, end of period	$9.45	$7.40	$6.14		$9.36	$10.91

Total Return ^	28.35%	21.54%	(33.01%	)	(12.06% )	9.61%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$4,734	$4,496	$4,679		$9,343	$2,402
Ratio of expenses to average daily net assets:
Before expense waiver	0.97%	0.99%	0.97%		0.95%	1.32%	*
After expense waiver	N/A	N/A	N/A		N/A	1.00%	*#
Net investment income (loss) to average daily net assets	0.49%	0.96%	1.47%		2.27%	1.34%	*
Portfolio turnover rate	39%	175%	110%		68%	63%	**

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06 +
Net asset value, beginning of period	$7.41	$6.14	$9.37		$10.91	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.06	0.06	0.13		0.24	0.11
Net realized and unrealized gain (loss) on investments	2.04	1.28	(3.23)		(1.54)	0.85

Total income (loss) from investment operations	2.10	1.34	(3.10)		(1.30)	0.96

Less distributions to shareholders:
From net investment income	(0.06)	(0.07)	(0.13)		(0.16)	(0.05)
From net realized gains	-	-	(0.00	) †	(0.08)	-
Tax return of capital	-	-	(0.00	) †	-	-

Total distributions	(0.06)	(0.07)	(0.13)		(0.24)	(0.05)

Net asset value, end of period	$9.45	$7.41	$6.14		$9.37	$10.91

Total Return ^	28.36%	21.83%	(32.97%	)	(12.02% )	9.74%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$67,913	$62,397	$55,899		$90,057	$29,939
Ratio of expenses to average daily net assets:
Before expense waiver	0.87%	0.89%	0.87%		0.85%	1.22%	*
After expense waiver	N/A	N/A	N/A		N/A	0.95%	*#
Net investment income (loss) to average daily net assets	0.73%	1.06%	1.58%		2.21%	1.40%	*
Portfolio turnover rate	39%	175%	110%		68%	63%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period March 31, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/10		Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06 +
Net asset value, beginning of period	$7.43		$6.16	$9.34		$10.91	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	(0.01)		0.02	0.06		0.16	0.04
Net realized and unrealized gain (loss) on investments	2.04		1.25	(3.18)		(1.54)	0.87

Total income (loss) from investment operations	2.03		1.27	(3.12)		(1.38)	0.91

Less distributions to shareholders:
From net investment income	(0.00	) †	-	(0.06)		(0.11)	-
From net realized gains	-		-	(0.00	) †	(0.08)	-
Tax return of capital	-		-	(0.00	) †	-	-

Total distributions	(0.00	) †	-	(0.06)		(0.19)	-

Net asset value, end of period	$9.46		$7.43	$6.16		$9.34	$10.91

Total Return ^,^^	27.34%		20.81%	(33.49%	)	(12.64% )	9.10%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$20		$15	$197		$284	$109
Ratio of expenses to average daily net assets:
Before expense waiver	1.67%		1.69%	1.67%		1.65%	2.02%	*
After expense waiver	N/A		N/A	N/A		N/A	1.70%	*#
Net investment income (loss) to average daily net assets	(0.09%	)	0.28%	0.76%		1.52%	0.50%	*
Portfolio turnover rate	39%		175%	110%		68%	63%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period March 31, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$10.97	$8.67	$12.59	$15.32	$14.28

Income (loss) from investment operations:
Net investment income (loss) ***	0.00 †	0.02	0.02	0.02	(0.03)
Net realized and unrealized gain (loss) on investments	2.49	2.31	(3.53)	(0.36)	2.07

Total income (loss) from investment operations	2.49	2.33	(3.51)	(0.34)	2.04

Less distributions to shareholders:
From net investment income	(0.05)	(0.03)	-	-	-
From net realized gains	-	-	(0.41)	(2.39)	(1.00)

Total distributions	(0.05)	(0.03)	(0.41)	(2.39)	(1.00)

Net asset value, end of year	$13.41	$10.97	$8.67	$12.59	$15.32

Total Return ^,^^	22.68%	26.90%	(27.94% )	(2.09% )	14.46%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$119,084	$92,728	$84,721	$132,697	$174,732
Ratio of expenses to average daily net assets:
Before expense waiver	1.50%	1.50%	1.49%	1.49%	1.49%
After expense waiver	1.49% #	N/A	N/A	N/A	N/A
Net investment income (loss) to average daily net assets	0.04%	0.19%	0.14%	0.11%	(0.18% )
Portfolio turnover rate	43%	30%	37%	39%	50%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$11.11	$8.78	$12.70	$15.43	$14.34

Income (loss) from investment operations:
Net investment income (loss) ***	0.03	0.04	0.04	0.05	0.01
Net realized and unrealized gain (loss) on investments	2.53	2.34	(3.55)	(0.36)	2.08

Total income (loss) from investment operations	2.56	2.38	(3.51)	(0.31)	2.09

Less distributions to shareholders:
From net investment income	(0.07)	(0.05)	-	(0.03)	-
From net realized gains	-	-	(0.41)	(2.39)	(1.00)

Total distributions	(0.07)	(0.05)	(0.41)	(2.42)	(1.00)

Net asset value, end of year	$13.60	$11.11	$8.78	$12.70	$15.43

Total Return ^	23.08%	27.17%	(27.70% )	(1.89% )	14.75%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$52,437	$52,856	$46,039	$103,887	$163,441
Ratio of expense to average daily net assets:
Before expense waiver	1.25%	1.25%	1.24%	1.24%	1.24%
After expense waiver	1.24% #	N/A	N/A	N/A	N/A
Net investment income (loss) to average daily net assets	0.27%	0.45%	0.36%	0.32%	0.07%
Portfolio turnover rate	43%	30%	37%	39%	50%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$11.19	$8.83	$12.80	$15.53	$14.41

Income (loss) from investment operations:
Net investment income (loss) ***	0.05	0.06	0.06	0.07	0.04
Net realized and unrealized gain (loss) on investments	2.55	2.37	(3.60)	(0.36)	2.09

Total income (loss) from investment operations	2.60	2.43	(3.54)	(0.29)	2.13

Less distributions to shareholders:
From net investment income	(0.09)	(0.07)	(0.02)	(0.05)	(0.01)
From net realized gains	-	-	(0.41)	(2.39)	(1.00)

Total distributions	(0.09)	(0.07)	(0.43)	(2.44)	(1.01)

Net asset value, end of year	$13.70	$11.19	$8.83	$12.80	$15.53

Total Return ^	23.23%	27.52%	(27.72% )	(1.72% )	14.93%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$67,430	$77,398	$73,216	$100,730	$174,630
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%	1.10%	1.09%	1.09%	1.09%
After expense waiver	1.09% #	N/A	N/A	N/A	N/A
Net investment income (loss) to average daily net assets	0.42%	0.60%	0.55%	0.47%	0.22%
Portfolio turnover rate	43%	30%	37%	39%	50%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$11.23	$8.87	$12.84	$15.58	$14.46

Income (loss) from investment operations:
Net investment income (loss) ***	0.06	0.06	0.07	0.09	0.04
Net realized and unrealized gain (loss) on investments	2.55	2.37	(3.61)	(0.38)	2.09

Total income (loss) from investment operations	2.61	2.43	(3.54)	(0.29)	2.13

Less distributions to shareholders:
From net investment income	(0.10)	(0.07)	(0.02)	(0.06)	(0.01)
From net realized gains	-	-	(0.41)	(2.39)	(1.00)

Total distributions	(0.10)	(0.07)	(0.43)	(2.45)	(1.01)

Net asset value, end of year	$13.74	$11.23	$8.87	$12.84	$15.58

Total Return ^	23.25%	27.45%	(27.65% )	(1.68% )	14.97%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$307,184	$232,379	$186,899	$241,742	$288,826
Ratio of expenses to average daily net assets:
Before expense waiver	1.06%	1.06%	1.05%	1.05%	1.05%
After expense waiver	1.05% #	N/A	N/A	N/A	N/A
Net investment income (loss) to average daily net assets	0.48%	0.63%	0.59%	0.58%	0.26%
Portfolio turnover rate	43%	30%	37%	39%	50%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/10		Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$10.67		$8.44	$12.31	$15.08	$14.11

Income (loss) from investment operations:
Net investment income (loss) ***	(0.04)		(0.01)	(0.02)	(0.02)	(0.07)
Net realized and unrealized gain (loss) on investments	2.43		2.25	(3.44)	(0.36)	2.04

Total income (loss) from investment operations	2.39		2.24	(3.46)	(0.38)	1.97

Less distributions to shareholders:
From net investment income	(0.01)		(0.01)	-	-	-
From net realized gains	-		-	(0.41)	(2.39)	(1.00)

Total distributions	(0.01)		(0.01)	(0.41)	(2.39)	(1.00)

Net asset value, end of year	$13.05		$10.67	$8.44	$12.31	$15.08

Total Return ^,^^	22.38%		26.49%	(28.18% )	(2.40% )	14.14%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$817		$1,590	$1,101	$1,633	$1,398
Ratio of expenses to average daily net assets:
Before expense waiver	1.80%		1.80%	1.79%	1.79%	1.79%
After expense waiver	1.79%	#	N/A	N/A	N/A	N/A
Net investment income (loss) to average daily net assets	(0.34%	)	(0.10% )	(0.16% )	(0.13% )	(0.48% )
Portfolio turnover rate	43%		30%	37%	39%	50%

	Class Z
	Period Ended 12/31/10 +
Net asset value, beginning of period	$12.74

Income (loss) from investment operations:
Net investment income (loss) ***	0.02
Net realized and unrealized gain (loss) on investments	1.07

Total income (loss) from investment operations	1.09

Less distributions to shareholders:
From net investment income	(0.11)

Total distributions	(0.11)

Net asset value, end of period	$13.72

Total Return ^	8.59%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$108
Ratio of expenses to average daily net assets:
Before expense waiver	0.95%	*
After expense waiver	0.87%	*#
Net investment income (loss) to average daily net assets	1.03%	*
Portfolio turnover rate	43%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$8.33		$6.00		$11.35	$10.35		$9.82

Income (loss) from investment operations:
Net investment income (loss) ***	(0.06)		(0.04)		(0.06)	(0.08)		0.02
Net realized and unrealized gain (loss) on investments	2.08		2.37		(5.29)	1.08		0.53

Total income (loss) from investment operations	2.02		2.33		(5.35)	1.00		0.55

Less distributions to shareholders:
From net investment income	-		-		-	-		(0.02)

Total distributions	-		-		-	-		(0.02)

Net asset value, end of year	$10.35		$8.33		$6.00	$11.35		$10.35

Total Return ^,^^	24.25%		38.83%		(47.14% )	9.66%		5.47%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$10,899		$13,208		$10,726	$27,120		$30,406
Ratio of expenses to average daily net assets	1.38%		1.37%		1.35%	1.30%		1.31%
Net investment income (loss) to average daily net assets	(0.72%	)	(0.65%	)	(0.69% )	(0.72%	)	0.18%
Portfolio turnover rate	109%		143%		151%	193%		130%

	Class L
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$8.54		$6.14		$11.58	$10.53		$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	(0.04)		(0.03)		(0.04)	(0.05)		0.05
Net realized and unrealized gain (loss) on investments	2.14		2.43		(5.40)	1.10		0.52

Total income (loss) from investment operations	2.10		2.40		(5.44)	1.05		0.57

Less distributions to shareholders:
From net investment income	-		-		-	-		(0.04)

Total distributions	-		-		-	-		(0.04)

Net asset value, end of year	$10.64		$8.54		$6.14	$11.58		$10.53

Total Return ^	24.59%		39.09%		(46.98% )	9.97%		5.74%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$19,805		$17,502		$16,919	$38,904		$33,742
Ratio of expenses to average daily net assets	1.13%		1.12%		1.10%	1.05%		1.06%
Net investment income (loss) to average daily net assets	(0.45%	)	(0.40%	)	(0.44% )	(0.48%	)	0.43%
Portfolio turnover rate	109%		143%		151%	193%		130%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$8.66		$6.21		$11.70	$10.62		$10.08

Income (loss) from investment operations:
Net investment income (loss) ***	(0.03)		(0.02)		(0.03)	(0.03)		0.06
Net realized and unrealized gain (loss) on investments	2.17		2.47		(5.46)	1.11		0.54

Total income (loss) from investment operations	2.14		2.45		(5.49)	1.08		0.60

Less distributions to shareholders:
From net investment income	-		-		-	-		(0.06)

Total distributions	-		-		-	-		(0.06)

Net asset value, end of year	$10.80		$8.66		$6.21	$11.70		$10.62

Total Return ^	24.71%		39.45%		(46.92% )	10.17%		5.90%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$2,078		$1,705		$3,326	$5,944		$19,475
Ratio of expenses to average daily net assets	0.98%		0.98%		0.95%	0.90%		0.91%
Net investment income (loss) to average daily net assets	(0.29%	)	(0.25%	)	(0.28% )	(0.30%	)	0.55%
Portfolio turnover rate	109%		143%		151%	193%		130%

	Class S
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$8.70		$6.24		$11.74	$10.65		$10.12

Income (loss) from investment operations:
Net investment income (loss) ***	(0.02)		(0.01)		(0.02)	(0.03)		0.06
Net realized and unrealized gain (loss) on investments	2.18		2.47		(5.48)	1.12		0.54

Total income (loss) from investment operations	2.16		2.46		(5.50)	1.09		0.60

Less distributions to shareholders:
From net investment income	-		-		-	-		(0.07)

Total distributions	-		-		-	-		(0.07)

Net asset value, end of year	$10.86		$8.70		$6.24	$11.74		$10.65

Total Return ^	24.83%		39.42%		(46.85% )	10.23%		5.97%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$33,324		$43,513		$41,539	$86,268		$68,251
Ratio of expenses to average daily net assets	0.91%		0.90%		0.88%	0.83%		0.84%
Net investment income (loss) to average daily net assets	(0.26%	)	(0.18%	)	(0.23% )	(0.26%	)	0.59%
Portfolio turnover rate	109%		143%		151%	193%		130%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$8.15		$5.89		$11.17	$10.21		$9.71

Income (loss) from investment operations:
Net investment income (loss) ***	(0.09)		(0.06)		(0.09)	(0.11)		(0.00	) †
Net realized and unrealized gain (loss) on investments	2.03		2.32		(5.19)	1.07		0.50

Total income (loss) from investment operations	1.94		2.26		(5.28)	0.96		0.50

Net asset value, end of year	$10.09		$8.15		$5.89	$11.17		$10.21

Total Return ^,^^	23.80%		38.37%		(47.27% )	9.40%		5.15%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$191		$250		$185	$336		$246
Ratio of expenses to average daily net assets	1.68%		1.67%		1.65%	1.60%		1.61%
Net investment income (loss) to average daily net assets	(1.01%	)	(0.95%	)	(0.98% )	(1.02%	)	(0.01%	)
Portfolio turnover rate	109%		143%		151%	193%		130%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$11.74		$8.14		$14.75	$14.05	$14.13

Income (loss) from investment operations:
Net investment income (loss) ***	(0.10)		(0.07)		(0.08)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	3.32		3.67		(5.92)	2.26	1.01

Total income (loss) from investment operations	3.22		3.60		(6.00)	2.19	0.97

Less distributions to shareholders:
From net realized gains	-		-		(0.61)	(1.49)	(1.05)

Total distributions	-		-		(0.61)	(1.49)	(1.05)

Net asset value, end of year	$14.96		$11.74		$8.14	$14.75	$14.05

Total Return ^,^^	27.43%		44.23%		(41.26% )	15.74%	6.97%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$381,775		$308,326		$211,358	$397,924	$318,260
Ratio of expenses to average daily net assets:
Before expense waiver	1.37%		1.36%		1.35%	1.34%	1.35%
After expense waiver	1.35%	#	N/A		N/A	N/A	N/A
Net investment income (loss) to average daily net assets	(0.77%	)	(0.75%	)	(0.67% )	(0.47% )	(0.29% )
Portfolio turnover rate	52%		55%		33%	41%	42%

	Class L
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$12.03		$8.32		$15.02	$14.28	$14.34

Income (loss) from investment operations:
Net investment income (loss) ***	(0.07)		(0.05)		(0.05)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	3.41		3.76		(6.04)	2.29	1.04

Total income (loss) from investment operations	3.34		3.71		(6.09)	2.26	1.03

Less distributions to shareholders:
From net realized gains	-		-		(0.61)	(1.52)	(1.09)

Total distributions	-		-		(0.61)	(1.52)	(1.09)

Net asset value, end of year	$15.37		$12.03		$8.32	$15.02	$14.28

Total Return ^	27.76%		44.59%		(41.12% )	15.99%	7.28%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$450,117		$362,500		$258,165	$546,924	$531,194
Ratio of expenses to average daily net assets:
Before expense waiver	1.12%		1.11%		1.10%	1.09%	1.10%
After expense waiver	1.10%	#	N/A		N/A	N/A	N/A
Net investment income (loss) to average daily net assets	(0.51%	)	(0.50%	)	(0.43% )	(0.21% )	(0.05% )
Portfolio turnover rate	52%		55%		33%	41%	42%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$12.22		$8.43		$15.19	$14.43		$14.48

Income (loss) from investment operations:
Net investment income (loss) ***	(0.05)		(0.03)		(0.04)	(0.01)		0.01
Net realized and unrealized gain (loss) on investments	3.46		3.82		(6.11)	2.32		1.06

Total income (loss) from investment operations	3.41		3.79		(6.15)	2.31		1.07

Less distributions to shareholders:
From net realized gains	-		-		(0.61)	(1.55)		(1.12)

Total distributions	-		-		(0.61)	(1.55)		(1.12)

Net asset value, end of year	$15.63		$12.22		$8.43	$15.19		$14.43

Total Return ^	27.91%		44.96%		(41.05% )	16.15%		7.45%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$207,536		$161,421		$105,886	$229,983		$178,542
Ratio of expenses to average daily net assets:
Before expense waiver	0.97%		0.96%		0.95%	0.94%		0.95%
After expense waiver	0.95%	#	N/A		N/A	N/A		N/A
Net investment income (loss) to average daily net assets	(0.36%	)	(0.34%	)	(0.28% )	(0.07%	)	0.10%
Portfolio turnover rate	52%		55%		33%	41%		42%

	Class S
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$12.31		$8.49		$15.28	$14.50		$14.54

Income (loss) from investment operations:
Net investment income (loss) ***	(0.04)		(0.03)		(0.02)	(0.00	) †	0.03
Net realized and unrealized gain (loss) on investments	3.49		3.85		(6.16)	2.34		1.05

Total income (loss) from investment operations	3.45		3.82		(6.18)	2.34		1.08

Less distributions to shareholders:
From net investment income	-		(0.00	) †	-	-		-
From net realized gains	-		-		(0.61)	(1.56)		(1.12)

Total distributions	-		(0.00	) †	(0.61)	(1.56)		(1.12)

Net asset value, end of year	$15.76		$12.31		$8.49	$15.28		$14.50

Total Return ^	28.03%		45.00%		(41.00% )	16.32%		7.55%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$536,407		$364,961		$221,677	$398,427		$229,547
Ratio of expenses to average daily net assets:
Before expense waiver	0.88%		0.87%		0.86%	0.86%		0.86%
After expense waiver	0.86%	#	N/A		N/A	N/A		N/A
Net investment income (loss) to average daily net assets	(0.26%	)	(0.26%	)	(0.18% )	(0.03%	)	0.21%
Portfolio turnover rate	52%		55%		33%	41%		42%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$11.46		$7.97		$14.50	$13.84	$13.95

Income (loss) from investment operations:
Net investment income (loss) ***	(0.13)		(0.10)		(0.12)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	3.23		3.59		(5.80)	2.22	1.01

Total income (loss) from investment operations	3.10		3.49		(5.92)	2.10	0.92

Less distributions to shareholders:
From net realized gains	-		-		(0.61)	(1.44)	(1.03)

Total distributions	-		-		(0.61)	(1.44)	(1.03)

Net asset value, end of year	$14.56		$11.46		$7.97	$14.50	$13.84

Total Return ^,^^	27.05%		43.79%		(41.42% )	15.36%	6.68%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$2,446		$2,117		$1,207	$3,923	$2,674
Ratio of expenses to average daily net assets:
Before expense waiver	1.67%		1.66%		1.65%	1.65%	1.65%
After expense waiver	1.65%	#	N/A		N/A	N/A	N/A
Net investment income (loss) to average daily net assets	(1.07%	)	(1.05%	)	(0.97% )	(0.79% )	(0.63% )
Portfolio turnover rate	52%		55%		33%	41%	42%

	Class Z
	Period Ended 12/31/10 +
Net asset value, beginning of period	$14.67

Income (loss) from investment operations:
Net investment income (loss)***	(0.00	) †
Net realized and unrealized gain (loss) on investments	1.09

Total income (loss) from investment operations	1.09

Net asset value, end of period	$15.76

Total Return ^	7.43%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$108
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%	*
After expense waiver	0.75%	*#
Net investment income (loss) to average daily net assets	(0.02%	) *
Portfolio turnover rate	52%	~

*	Annualized.
**	Percentage represents results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$13.38	$9.65		$16.09	$15.98		$15.72

Income (loss) from investment operations:
Net investment income (loss) ***	(0.15)	(0.11)		(0.06)	(0.14)		(0.13)
Net realized and unrealized gain (loss) on investments	3.14	3.84		(6.38)	1.63		1.53

Total income (loss) from investment operations	2.99	3.73		(6.44)	1.49		1.40

Less distributions to shareholders:
From net realized gains	(0.14)	-		-	(1.38)		(1.14)
Tax return of capital	-	-		-	(0.00	) †	-

Total distributions	(0.14)	-		-	(1.38)		(1.14)

Net asset value, end of year	$16.23	$13.38		$9.65	$16.09		$15.98

Total Return ^,^^	22.39%	38.65%		(40.02% )	9.58%		8.91%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$91,525	$75,428		$60,323	$112,757		$114,136
Ratio of expenses to average daily net assets:
Before expense waiver	1.52%	1.53%		1.52%	1.51%		1.51%
After expense waiver	1.52% ##	N/A		N/A	N/A		N/A
Net investment income (loss) to average daily net assets	(1.02% )	(1.05%	)	(0.42% )	(0.81%	)	(0.80% )
Portfolio turnover rate	99%	91%		92%	70%		84%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$13.73	$9.88		$16.43	$16.29		$15.97

Income (loss) from investment operations:
Net investment income (loss) ***	(0.11)	(0.09)		(0.02)	(0.10)		(0.09)
Net realized and unrealized gain (loss) on investments	3.23	3.94		(6.53)	1.67		1.55

Total income (loss) from investment operations	3.12	3.85		(6.55)	1.57		1.46

Less distributions to shareholders:
From net realized gains	(0.14)	-		-	(1.43)		(1.14)
Tax return of capital	-	-		-	(0.00	) †	-

Total distributions	(0.14)	-		-	(1.43)		(1.14)

Net asset value, end of year	$16.71	$13.73		$9.88	$16.43		$16.29

Total Return ^	22.77%	38.97%		(39.90% )	9.90%		9.15%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$61,655	$59,458		$60,124	$111,010		$92,914
Ratio of expenses to average daily net assets:
Before expense waiver	1.27%	1.28%		1.27%	1.26%		1.26%
After expense waiver	1.27% ##	N/A		N/A	N/A		N/A
Net investment income (loss) to average daily net assets	(0.78% )	(0.80%	)	(0.16% )	(0.55%	)	(0.55% )
Portfolio turnover rate	99%	91%		92%	70%		84%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$13.94	$10.02		$16.64		$16.48		$16.11

Income (loss) from investment operations:
Net investment income (loss) ***	(0.09)	(0.07)		(0.00	) †	(0.07)		(0.07)
Net realized and unrealized gain (loss) on investments	3.29	3.99		(6.62)		1.68		1.58

Total income (loss) from investment operations	3.20	3.92		(6.62)		1.61		1.51

Less distributions to shareholders:
From net realized gains	(0.14)	-		-		(1.45)		(1.14)
Tax return of capital	-	-		-		(0.00	) †	-

Total distributions	(0.14)	-		-		(1.45)		(1.14)

Net asset value, end of year	$17.00	$13.94		$10.02		$16.64		$16.48

Total Return ^	23.00%	39.12%		(39.78%	)	9.99%		9.32%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$82,815	$86,922		$69,313		$121,462		$133,777
Ratio of expenses to average daily net assets:
Before expense waiver	1.12%	1.13%		1.12%		1.11%		1.11%
After expense waiver	1.12% ##	N/A		N/A		N/A		N/A
Net investment income (loss) to average daily net assets	(0.64% )	(0.65%	)	(0.03%	)	(0.41%	)	(0.41% )
Portfolio turnover rate	99%	91%		92%		70%		84%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$14.13	$10.14		$16.82		$16.64		$16.24

Income (loss) from investment operations:
Net investment income (loss) ***	(0.07)	(0.06)		0.01		(0.05)		(0.04)
Net realized and unrealized gain (loss) on investments	3.33	4.05		(6.69)		1.71		1.58

Total income (loss) from investment operations	3.26	3.99		(6.68)		1.66		1.54

Less distributions to shareholders:
From net realized gains	(0.14)	-		-		(1.48)		(1.14)
Tax return of capital	-	-		-		(0.00	) †	-

Total distributions	(0.14)	-		-		(1.48)		(1.14)

Net asset value, end of year	$17.25	$14.13		$10.14		$16.82		$16.64

Total Return ^	23.11%	39.35%		(39.71%	)	10.14%		9.49%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$575,724	$263,305		$178,508		$341,265		$284,413
Ratio of expenses to average daily net assets:
Before expense waiver	0.98%	0.99%		0.98%		0.97%		0.97%
After expense waiver	0.98% ##	N/A		N/A		N/A		N/A
Net investment income (loss) to average daily net assets	(0.45% )	(0.51%	)	0.10%		(0.26%	)	(0.26% )
Portfolio turnover rate	99%	91%		92%		70%		84%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$13.04		$9.43		$15.78	$15.70		$15.51

Income (loss) from investment operations:
Net investment income (loss) ***	(0.18)		(0.15)		(0.11)	(0.19)		(0.18)
Net realized and unrealized gain (loss) on investments	3.05		3.76		(6.24)	1.61		1.51

Total income (loss) from investment operations	2.87		3.61		(6.35)	1.42		1.33

Less distributions to shareholders:
From net realized gains	(0.14)		-		-	(1.34)		(1.14)
Tax return of capital	-		-		-	(0.00	) †	-

Total distributions	(0.14)		-		-	(1.34)		(1.14)

Net asset value, end of year	$15.77		$13.04		$9.43	$15.78		$15.70

Total Return ^,^^	22.05%		38.28%		(40.24% )	9.28%		8.51%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$466		$515		$317	$1,105		$990
Ratio of expenses to average daily net assets:
Before expense waiver	1.82%		1.83%		1.82%	1.81%		1.81%
After expense waiver	1.82%	##	N/A		N/A	N/A		N/A
Net investment income (loss) to average daily net assets	(1.33%	)	(1.36%	)	(0.82% )	(1.11%	)	(1.11% )
Portfolio turnover rate	99%		91%		92%	70%		84%

	Class Z
	Period Ended 12/31/10 +
Net asset value, beginning of period	$16.06

Income (loss) from investment operations:
Net investment income (loss) ***	0.00	†
Net realized and unrealized gain (loss) on investments	1.34

Total income (loss) from investment operations	1.34

Less distributions to shareholders:
From net realized gains	(0.14)

Total distributions	(0.14)

Net asset value, end of period	$17.26

Total Return ^	8.38%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$108
Ratio of expenses to average daily net assets:
Before expense waiver	0.94%	*
After expense waiver	0.89%	*#
Net investment income (loss) to average daily net assets	0.11%	*
Portfolio turnover rate	99%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$7.21		$5.51		$9.78	$10.40	$9.69

Income (loss) from investment operations:
Net investment income (loss) ***	(0.08)		(0.04)		(0.07)	(0.11)	(0.12)
Net realized and unrealized gain (loss) on investments	2.45		1.74		(4.14)	0.52	1.54

Total income (loss) from investment operations	2.37		1.70		(4.21)	0.41	1.42

Less distributions to shareholders:
From net realized gains	-		-		(0.06)	(1.03)	(0.71)

Total distributions	-		-		(0.06)	(1.03)	(0.71)

Net asset value, end of year	$9.58		$7.21		$5.51	$9.78	$10.40

Total Return ^,^^	32.87%		30.85%		(43.26% )	4.09%	14.95%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$13,123		$13,340		$13,367	$49,662	$69,380
Ratio of expenses to average daily net assets	1.57%		1.61%		1.56%	1.53%	1.55%
Net investment income (loss) to average daily net assets	(1.08%	)	(0.69%	)	(0.91% )	(1.04% )	(1.15% )
Portfolio turnover rate	98%		120%		129%	82%	102%

	Class L
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$7.38		$5.63		$9.96	$10.57	$9.81

Income (loss) from investment operations:
Net investment income (loss) ***	(0.06)		(0.03)		(0.05)	(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments	2.51		1.78		(4.22)	0.54	1.56

Total income (loss) from investment operations	2.45		1.75		(4.27)	0.45	1.47

Less distributions to shareholders:
From net realized gains	-		-		(0.06)	(1.06)	(0.71)

Total distributions	-		-		(0.06)	(1.06)	(0.71)

Net asset value, end of year	$9.83		$7.38		$5.63	$9.96	$10.57

Total Return ^	33.20%		31.08%		(43.08% )	4.39%	15.28%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$17,323		$10,178		$8,625	$36,372	$31,256
Ratio of expenses to average daily net assets	1.32%		1.36%		1.31%	1.28%	1.30%
Net investment income (loss) to average daily net assets	(0.78%	)	(0.43%	)	(0.64% )	(0.78% )	(0.89% )
Portfolio turnover rate	98%		120%		129%	82%	102%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$7.46		$5.68		$10.05	$10.65	$9.87

Income (loss) from investment operations:
Net investment income (loss) ***	(0.06)		(0.04)		(0.04)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	2.56		1.82		(4.27)	0.54	1.57

Total income (loss) from investment operations	2.50		1.78		(4.31)	0.47	1.49

Less distributions to shareholders:
From net realized gains	-		-		(0.06)	(1.07)	(0.71)

Total distributions	-		-		(0.06)	(1.07)	(0.71)

Net asset value, end of year	$9.96		$7.46		$5.68	$10.05	$10.65

Total Return ^	33.51%		31.34%		(43.10% )	4.55%	15.39%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$2,659		$4,130		$10,027	$9,779	$20,226
Ratio of expenses to average daily net assets	1.17%		1.21%		1.16%	1.13%	1.15%
Net investment income (loss) to average daily net assets	(0.73%	)	(0.58%	)	(0.53% )	(0.65% )	(0.73% )
Portfolio turnover rate	98%		120%		129%	82%	102%

	Class S
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$7.49		$5.70		$10.07	$10.69	$9.90

Income (loss) from investment operations:
Net investment income (loss) ***	(0.05)		(0.02)		(0.04)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	2.57		1.81		(4.27)	0.54	1.57

Total income (loss) from investment operations	2.52		1.79		(4.31)	0.47	1.50

Less distributions to shareholders:
From net realized gains	-		-		(0.06)	(1.09)	(0.71)

Total distributions	-		-		(0.06)	(1.09)	(0.71)

Net asset value, end of year	$10.01		$7.49		$5.70	$10.07	$10.69

Total Return ^	33.64%		31.40%		(43.07% )	4.60%	15.44%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$30,487		$21,869		$21,210	$49,168	$39,194
Ratio of expenses to average daily net assets	1.13%		1.17%		1.12%	1.09%	1.11%
Net investment income (loss) to average daily net assets	(0.60%	)	(0.25%	)	(0.48% )	(0.60% )	(0.70% )
Portfolio turnover rate	98%		120%		129%	82%	102%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$7.04		$5.40		$9.61	$10.20	$9.54

Income (loss) from investment operations:
Net investment income (loss) ***	(0.10)		(0.06)		(0.09)	(0.14)	(0.15)
Net realized and unrealized gain (loss) on investments	2.39		1.70		(4.06)	0.51	1.52

Total income (loss) from investment operations	2.29		1.64		(4.15)	0.37	1.37

Less distributions to shareholders:
From net realized gains	-		-		(0.06)	(0.96)	(0.71)

Total distributions	-		-		(0.06)	(0.96)	(0.71)

Net asset value, end of year	$9.33		$7.04		$5.40	$9.61	$10.20

Total Return ^,^^	32.53%		30.37%		(43.46% )	3.85%	14.66%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$249		$159		$154	$391	$786
Ratio of expenses to average daily net assets	1.87%		1.91%		1.86%	1.83%	1.85%
Net investment income (loss) to average daily net assets	(1.33%	)	(0.98%	)	(1.21% )	(1.34% )	(1.44% )
Portfolio turnover rate	98%		120%		129%	82%	102%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06 +
Net asset value, beginning of period	$6.91	$4.95		$10.48		$10.06	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.08	0.11		0.24		0.14	0.00	†
Net realized and unrealized gain (loss) on investments	0.25	1.85		(5.77)		0.70	0.07

Total income (loss) from investment operations	0.33	1.96		(5.53)		0.84	0.07

Less distributions to shareholders:
From net investment income	(0.19)	-		-		(0.21)	(0.01)
From net realized gains	-	-		-		(0.21)	-

Total distributions	(0.19)	-		-		(0.42)	(0.01)

Net asset value, end of period	$7.05	$6.91		$4.95		$10.48	$10.06

Total Return ^,^^	4.90%	39.60%		(52.77%	)	8.38%	0.68%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,296	$1,721		$40,897		$394	$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.61%	1.60%		1.56%		1.59%	8.81%	*
After expense waiver	1.42% #	1.42%	#	1.42%	#	1.42% #	1.42%	*#
Net investment income (loss) to average daily net assets	1.17%	2.10%		3.00%		1.30%	0.97%	*
Portfolio turnover rate	65%	61%		34%		18%	0%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06 +
Net asset value, beginning of period	$6.93	$4.97		$10.50		$10.06	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.09	0.11		0.23		0.20	0.01
Net realized and unrealized gain (loss) on investments	0.26	1.90		(5.76)		0.66	0.06

Total income (loss) from investment operations	0.35	2.01		(5.53)		0.86	0.07

Less distributions to shareholders:
From net investment income	(0.22)	(0.05)		-		(0.21)	(0.01)
From net realized gains	-	-		-		(0.21)	-

Total distributions	(0.22)	(0.05)		-		(0.42)	(0.01)

Net asset value, end of period	$7.06	$6.93		$4.97		$10.50	$10.06

Total Return ^	5.06%	40.55%		(52.67%	)	8.66%	0.70%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$33,000	$32,559		$23,604		$48,459	$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.36%	1.35%		1.31%		1.34%	8.56%	*
After expense waiver	1.17% #	1.17%	#	1.17%	#	1.17% #	1.17%	*#
Net investment income (loss) to average daily net assets	1.38%	1.98%		2.76%		1.88%	1.23%	*
Portfolio turnover rate	65%	61%		34%		18%	0%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period December 14, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06 +
Net asset value, beginning of period	$6.93	$4.97	$10.49		$10.06	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.10	0.11	0.12		0.15	0.01
Net realized and unrealized gain (loss) on investments	0.25	1.91	(5.64)		0.72	0.06

Total income (loss) from investment operations	0.35	2.02	(5.52)		0.87	0.07

Less distributions to shareholders:
From net investment income	(0.22)	(0.06)	-		(0.23)	(0.01)
From net realized gains	-	-	-		(0.21)	-

Total distributions	(0.22)	(0.06)	-		(0.44)	(0.01)

Net asset value, end of period	$7.06	$6.93	$4.97		$10.49	$10.06

Total Return ^	5.15%	40.65%	(52.62%	)	8.73%	0.70%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$7,467	$7,034	$5,478		$846	$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.21%	1.20%	1.16%		1.19%	8.41%	*
After expense waiver	1.09% #	1.09% #	1.09%	#	1.09% #	1.09%	*#
Net investment income (loss) to average daily net assets	1.46%	1.93%	1.83%		1.37%	1.32%	*
Portfolio turnover rate	65%	61%	34%		18%	0%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06 +
Net asset value, beginning of period	$6.94	$4.98	$10.50		$10.06	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.10	0.11	0.25		0.21	0.01
Net realized and unrealized gain (loss) on investments	0.27	1.92	(5.77)		0.67	0.06

Total income (loss) from investment operations	0.37	2.03	(5.52)		0.88	0.07

Less distributions to shareholders:
From net investment income	(0.23)	(0.07)	-		(0.23)	(0.01)
From net realized gains	-	-	-		(0.21)	-

Total distributions	(0.23)	(0.07)	-		(0.44)	(0.01)

Net asset value, end of period	$7.08	$6.94	$4.98		$10.50	$10.06

Total Return ^	5.39%	40.70%	(52.57%	)	8.86%	0.70%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$102,970	$93,253	$60,987		$114,090	$11,404
Ratio of expenses to average daily net assets:
Before expense waiver	1.11%	1.10%	1.06%		1.09%	8.30%	*
After expense waiver	0.99% #	0.99% #	0.99%	#	0.99% #	0.99%	*#
Net investment income (loss) to average daily net assets	1.57%	2.00%	3.02%		1.94%	1.40%	*
Portfolio turnover rate	65%	61%	34%		18%	0%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period December 14, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06 +
Net asset value, beginning of period	$6.89	$4.94	$10.50		$10.06	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.06	0.07	0.18		0.14	0.00	†
Net realized and unrealized gain (loss) on investments	0.24	1.90	(5.74)		0.66	0.07

Total income (loss) from investment operations	0.30	1.97	(5.56)		0.80	0.07

Less distributions to shareholders:
From net investment income	(0.18)	(0.02)	-		(0.15)	(0.01)
From net realized gains	-	-	-		(0.21)	-

Total distributions	(0.18)	(0.02)	-		(0.36)	(0.01)

Net asset value, end of period	$7.01	$6.89	$4.94		$10.50	$10.06

Total Return ^,^^	4.41%	39.98%	(52.95%	)	8.03%	0.67%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$70	$70	$50		$105	$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.91%	1.90%	1.86%		1.89%	9.11%	*
After expense waiver	1.72% #	1.72% #	1.72%	#	1.72% #	1.72%	*#
Net investment income (loss) to average daily net assets	0.86%	1.28%	2.23%		1.28%	0.67%	*
Portfolio turnover rate	65%	61%	34%		18%	0%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period December 14, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$6.61	$4.68		$11.33	$12.80	$10.95

Income (loss) from investment operations:
Net investment income (loss) ***	0.05	0.05		0.15	0.17	0.21
Net realized and unrealized gain (loss) on investments	0.65	1.88		(4.52)	0.31	2.78

Total income (loss) from investment operations	0.70	1.93		(4.37)	0.48	2.99

Less distributions to shareholders:
From net investment income	(0.08)	-		(0.53)	(0.05)	(0.19)
From net realized gains	-	-		(0.34)	(1.90)	(0.95)
Tax return of capital	-	-		(1.41)	-	-

Total distributions	(0.08)	-		(2.28)	(1.95)	(1.14)

Net asset value, end of year	$7.23	$6.61		$4.68	$11.33	$12.80

Total Return ^,^^	10.75%	41.24%		(39.25% )	3.71%	27.38%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$59,596	$63,979		$48,153	$261,364	$299,546
Ratio of expenses to average daily net assets:
Before expense waiver	1.63%	1.62%		1.60%	1.60%	1.61%
After expense waiver	1.51% #	1.52%	#	1.50% #	1.50% #	1.53% #
Net investment income (loss) to average daily net assets	0.81%	1.03%		1.57%	1.27%	1.66%
Portfolio turnover rate	40%	61%		63%	44%	36%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$6.66	$4.70		$11.42	$12.88	$11.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.07	0.07		0.21	0.20	0.24
Net realized and unrealized gain (loss) on investments	0.64	1.89		(4.61)	0.33	2.80

Total income (loss) from investment operations	0.71	1.96		(4.40)	0.53	3.04

Less distributions to shareholders:
From net investment income	(0.09)	-		(0.55)	(0.09)	(0.21)
From net realized gains	-	-		(0.34)	(1.90)	(0.95)
Tax return of capital	-	-		(1.43)	-	-

Total distributions	(0.09)	-		(2.32)	(1.99)	(1.16)

Net asset value, end of year	$7.28	$6.66		$4.70	$11.42	$12.88

Total Return ^	10.95%	41.70%		(39.21% )	4.05%	27.66%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$149,245	$151,443		$149,950	$328,071	$283,387
Ratio of expenses to average daily net assets:
Before expense waiver	1.38%	1.37%		1.35%	1.35%	1.36%
After expense waiver	1.26% #	1.27%	#	1.25% #	1.25% #	1.28% #
Net investment income (loss) to average daily net assets	1.04%	1.41%		2.22%	1.47%	1.90%
Portfolio turnover rate	40%	61%		63%	44%	36%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$6.69	$4.72	$11.45	$12.91	$11.03

Income (loss) from investment operations:
Net investment income (loss) ***	0.07	0.07	0.22	0.24	0.24
Net realized and unrealized gain (loss) on investments	0.65	1.90	(4.63)	0.30	2.81

Total income (loss) from investment operations	0.72	1.97	(4.41)	0.54	3.05

Less distributions to shareholders:
From net investment income	(0.10)	-	(0.54)	(0.10)	(0.22)
From net realized gains	-	-	(0.34)	(1.90)	(0.95)
Tax return of capital	-	-	(1.44)	-	-

Total distributions	(0.10)	-	(2.32)	(2.00)	(1.17)

Net asset value, end of year	$7.31	$6.69	$4.72	$11.45	$12.91

Total Return ^	10.97%	41.74%	(39.15% )	4.14%	27.67%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$83,409	$97,912	$68,982	$163,726	$248,042
Ratio of expenses to average daily net assets:
Before expense waiver	1.24%	1.22%	1.20%	1.20%	1.21%
After expense waiver	1.21% #	N/A	N/A	N/A	N/A
Net investment income (loss) to average daily net assets	1.10%	1.28%	2.33%	1.76%	1.95%
Portfolio turnover rate	40%	61%	63%	44%	36%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$6.72	$4.74	$11.48	$12.94	$11.05

Income (loss) from investment operations:
Net investment income (loss) ***	0.08	0.08	0.22	0.20	0.26
Net realized and unrealized gain (loss) on investments	0.64	1.90	(4.63)	0.35	2.81

Total income (loss) from investment operations	0.72	1.98	(4.41)	0.55	3.07

Less distributions to shareholders:
From net investment income	(0.10)	-	(0.55)	(0.11)	(0.23)
From net realized gains	-	-	(0.34)	(1.90)	(0.95)
Tax return of capital	-	-	(1.44)	-	-

Total distributions	(0.10)	-	(2.33)	(2.01)	(1.18)

Net asset value, end of year	$7.34	$6.72	$4.74	$11.48	$12.94

Total Return ^	10.97%	41.77%	(39.09% )	4.21%	27.77%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$276,053	$257,075	$206,904	$505,917	$458,067
Ratio of expenses to average daily net assets:
Before expense waiver	1.19%	1.17%	1.15%	1.15%	1.16%
After expense waiver	1.16% #	N/A	N/A	N/A	N/A
Net investment income (loss) to average daily net assets	1.15%	1.40%	2.33%	1.50%	2.05%
Portfolio turnover rate	40%	61%	63%	44%	36%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$6.48		$4.60		$11.19	$12.67	$10.86

Income (loss) from investment operations:
Net investment income (loss) ***	0.02		0.04		0.15	0.12	0.17
Net realized and unrealized gain (loss) on investments	0.65		1.84		(4.49)	0.33	2.74

Total income (loss) from investment operations	0.67		1.88		(4.34)	0.45	2.91

Less distributions to shareholders:
From net investment income	-		-		(0.52)	(0.03)	(0.15)
From net realized gains	-		-		(0.34)	(1.90)	(0.95)
Tax return of capital	-		-		(1.39)	-	-

Total distributions	-		-		(2.25)	(1.93)	(1.10)

Net asset value, end of year	$7.15		$6.48		$4.60	$11.19	$12.67

Total Return ^,^^	10.34%		40.87%		(39.45% )	3.47%	26.91%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$238		$963		$892	$3,122	$2,462
Ratio of expenses to average daily net assets:
Before expense waiver	1.92%		1.92%		1.90%	1.90%	1.91%
After expense waiver	1.81%	#	1.82%	#	1.80% #	1.80% #	1.83% #
Net investment income (loss) to average daily net assets	0.37%		0.79%		1.58%	0.91%	1.40%
Portfolio turnover rate	40%		61%		63%	44%	36%

	Class Z
	Period Ended 12/31/10 +
Net asset value, beginning of period	$7.13

Income (loss) from investment operations:
Net investment income (loss) ***	(0.00	) †
Net realized and unrealized gain (loss) on investments	0.21

Total income (loss) from investment operations	0.21

Net asset value, end of period	$7.34

Total Return ^	2.95%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$103
Ratio of expenses to average daily net assets:
Before expense waiver	1.20%	*
After expense waiver	0.95%	*#
Net investment income (loss) to average daily net assets	(0.04%	)
Portfolio turnover rate	40%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
††	Amount is less than 0.005%.
+	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.15	$7.65	$9.95	$10.23	$10.18

Income (loss) from investment operations:
Net investment income (loss) ***	0.19	0.16	0.39	0.34	0.33
Net realized and unrealized gain (loss) on investments	0.68	1.34	(2.01)	0.18	0.20

Total income (loss) from investment operations	0.87	1.50	(1.62)	0.52	0.53

Less distributions to shareholders:
From net investment income	(0.23)	-	(0.40)	(0.41)	(0.33)
From net realized gains	-	-	(0.22)	(0.39)	(0.15)
Tax return of capital	-	-	(0.06)	-	-

Total distributions	(0.23)	-	(0.68)	(0.80)	(0.48)

Net asset value, end of year	$9.79	$9.15	$7.65	$9.95	$10.23

Total Return ^,^^	9.67%	19.61%	(16.46% )	5.10%	5.14%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$35,125	$34,104	$43,223	$52,667	$51,843
Ratio of expenses to average daily net assets	0.52%	0.52%	0.49%	0.48%	0.47%
Net investment income (loss) to average daily net assets	1.99%	1.94%	4.27%	3.24%	3.22%
Portfolio turnover rate	32%	36%	35%	42%	27%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.22	$7.69	$9.99	$10.27	$10.22

Income (loss) from investment operations:
Net investment income (loss) ***	0.21	0.17	0.34	0.36	0.32
Net realized and unrealized gain (loss) on investments	0.69	1.36	(1.95)	0.19	0.23

Total income (loss) from investment operations	0.90	1.53	(1.61)	0.55	0.55

Less distributions to shareholders:
From net investment income	(0.25)	-	(0.41)	(0.44)	(0.35)
From net realized gains	-	-	(0.22)	(0.39)	(0.15)
Tax return of capital	-	-	(0.06)	-	-

Total distributions	(0.25)	-	(0.69)	(0.83)	(0.50)

Net asset value, end of year	$9.87	$9.22	$7.69	$9.99	$10.27

Total Return ^	9.98%	19.90%	(16.29% )	5.43%	5.34%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$37,663	$38,375	$55,874	$88,901	$94,347
Ratio of expenses to average daily net assets	0.27%	0.27%	0.24%	0.23%	0.22%
Net investment income (loss) to average daily net assets	2.21%	2.05%	3.61%	3.45%	3.13%
Portfolio turnover rate	32%	36%	35%	42%	27%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.23	$7.68	$9.99	$10.27	$10.22

Income (loss) from investment operations:
Net investment income (loss) ***	0.24	0.16	0.37	0.31	0.38
Net realized and unrealized gain (loss) on investments	0.67	1.39	(1.97)	0.25	0.18

Total income (loss) from investment operations	0.91	1.55	(1.60)	0.56	0.56

Less distributions to shareholders:
From net investment income	(0.26)	-	(0.42)	(0.45)	(0.36)
From net realized gains	-	-	(0.22)	(0.39)	(0.15)
Tax return of capital	-	-	(0.07)	-	-

Total distributions	(0.26)	-	(0.71)	(0.84)	(0.51)

Net asset value, end of year	$9.88	$9.23	$7.68	$9.99	$10.27

Total Return ^	10.09%	20.18%	(16.20% )	5.47%	5.45%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$19,112	$18,370	$58,457	$94,210	$125,831
Ratio of expenses to average daily net assets	0.17%	0.17%	0.14%	0.14%	0.12%
Net investment income (loss) to average daily net assets	2.51%	1.98%	3.94%	2.92%	3.62%
Portfolio turnover rate	32%	36%	35%	42%	27%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.22	$7.68	$9.98	$10.27	$10.22

Income (loss) from investment operations:
Net investment income (loss) ***	0.18	0.18	0.36	0.40	0.35
Net realized and unrealized gain (loss) on investments	0.73	1.36	(1.95)	0.16	0.21

Total income (loss) from investment operations	0.91	1.54	(1.59)	0.56	0.56

Less distributions to shareholders:
From net investment income	(0.27)	-	(0.42)	(0.46)	(0.36)
From net realized gains	-	-	(0.22)	(0.39)	(0.15)
Tax return of capital	-	-	(0.07)	-	-

Total distributions	(0.27)	-	(0.71)	(0.85)	(0.51)

Net asset value, end of year	$9.86	$9.22	$7.68	$9.98	$10.27

Total Return ^	10.04%	20.05%	(16.17% )	5.55%	5.47%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$13,462	$14,963	$16,279	$10,579	$8,773
Ratio of expenses to average daily net assets	0.15%	0.15%	0.12%	0.11%	0.10%
Net investment income (loss) to average daily net assets	1.92%	2.17%	3.86%	3.79%	3.41%
Portfolio turnover rate	32%	36%	35%	42%	27%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.16	$7.68	$9.98	$10.26	$10.21

Income (loss) from investment operations:
Net investment income (loss) ***	0.16	0.16	0.32	0.31	0.30
Net realized and unrealized gain (loss) on investments	0.69	1.32	(1.98)	0.18	0.20

Total income (loss) from investment operations	0.85	1.48	(1.66)	0.49	0.50

Less distributions to shareholders:
From net investment income	(0.21)	-	(0.36)	(0.38)	(0.30)
From net realized gains	-	-	(0.22)	(0.39)	(0.15)
Tax return of capital	-	-	(0.06)	-	-

Total distributions	(0.21)	-	(0.64)	(0.77)	(0.45)

Net asset value, end of year	$9.80	$9.16	$7.68	$9.98	$10.26

Total Return ^,^^	9.40%	19.27%	(16.76% )	4.78%	4.83%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$104	$105	$89	$124	$121
Ratio of expenses to average daily net assets	0.82%	0.82%	0.79%	0.78%	0.77%
Net investment income (loss) to average daily net assets	1.66%	1.98%	3.42%	3.01%	2.95%
Portfolio turnover rate	32%	36%	35%	42%	27%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.18	$7.37	$10.64	$10.77	$10.57

Income (loss) from investment operations:
Net investment income (loss) ***	0.15	0.12	0.23	0.31	0.33
Net realized and unrealized gain (loss) on investments	0.88	1.69	(2.86)	0.27	0.34

Total income (loss) from investment operations	1.03	1.81	(2.63)	0.58	0.67

Less distributions to shareholders:
From net investment income	(0.19)	-	(0.30)	(0.38)	(0.31)
From net realized gains	-	-	(0.24)	(0.33)	(0.16)
Tax return of capital	-	-	(0.10)	-	-

Total distributions	(0.19)	-	(0.64)	(0.71)	(0.47)

Net asset value, end of year	$10.02	$9.18	$7.37	$10.64	$10.77

Total Return ^,^^	11.45%	24.56%	(25.05% )	5.51%	6.39%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$32,254	$35,657	$38,451	$72,786	$54,312
Ratio of expenses to average daily net assets:
Before expense waiver	0.54%	0.54%	0.52%	0.51%	0.52%
After expense waiver	N/A	N/A	N/A	0.51% ##	0.50% #
Net investment income (loss) to average daily net assets	1.57%	1.55%	2.40%	2.77%	3.10%
Portfolio turnover rate	38%	39%	35%	43%	34%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.24	$7.39	$10.69	$10.82	$10.60

Income (loss) from investment operations:
Net investment income (loss) ***	0.18	0.11	0.26	0.34	0.36
Net realized and unrealized gain (loss) on investments	0.88	1.74	(2.89)	0.27	0.35

Total income (loss) from investment operations	1.06	1.85	(2.63)	0.61	0.71

Less distributions to shareholders:
From net investment income	(0.21)	-	(0.32)	(0.41)	(0.33)
From net realized gains	-	-	(0.24)	(0.33)	(0.16)
Tax return of capital	-	-	(0.11)	-	-

Total distributions	(0.21)	-	(0.67)	(0.74)	(0.49)

Net asset value, end of year	$10.09	$9.24	$7.39	$10.69	$10.82

Total Return ^	11.74%	25.03%	(24.95% )	5.82%	6.69%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$13,103	$13,710	$35,333	$59,582	$47,387
Ratio of expenses to average daily net assets:
Before expense waiver	0.29%	0.29%	0.27%	0.26%	0.27%
After expense waiver	N/A	N/A	N/A	0.26% ##	0.25% #
Net investment income (loss) to average daily net assets	1.84%	1.39%	2.68%	3.02%	3.35%
Portfolio turnover rate	38%	39%	35%	43%	34%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.25	$7.39	$10.69	$10.82	$10.61

Income (loss) from investment operations:
Net investment income (loss) ***	0.20	0.13	0.27	0.36	0.39
Net realized and unrealized gain (loss) on investments	0.88	1.73	(2.89)	0.26	0.32

Total income (loss) from investment operations	1.08	1.86	(2.62)	0.62	0.71

Less distributions to shareholders:
From net investment income	(0.23)	-	(0.33)	(0.42)	(0.34)
From net realized gains	-	-	(0.24)	(0.33)	(0.16)
Tax return of capital	-	-	(0.11)	-	-

Total distributions	(0.23)	-	(0.68)	(0.75)	(0.50)

Net asset value, end of year	$10.10	$9.25	$7.39	$10.69	$10.82

Total Return ^	11.89%	25.17%	(24.84% )	5.84%	6.77%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$27,844	$27,126	$39,901	$79,314	$57,929
Ratio of expenses to average daily net assets:
Before expense waiver	0.19%	0.19%	0.17%	0.16%	0.17%
After expense waiver	N/A	N/A	N/A	0.16% ##	0.15% #
Net investment income (loss) to average daily net assets	2.14%	1.69%	2.78%	3.23%	3.62%
Portfolio turnover rate	38%	39%	35%	43%	34%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.26	$7.40	$10.70	$10.83	$10.61

Income (loss) from investment operations:
Net investment income (loss) ***	0.14	0.17	0.29	0.42	0.40
Net realized and unrealized gain (loss) on investments	0.94	1.69	(2.90)	0.21	0.33

Total income (loss) from investment operations	1.08	1.86	(2.61)	0.63	0.73

Less distributions to shareholders:
From net investment income	(0.23)	-	(0.34)	(0.43)	(0.35)
From net realized gains	-	-	(0.24)	(0.33)	(0.16)
Tax return of capital	-	-	(0.11)	-	-

Total distributions	(0.23)	-	(0.69)	(0.76)	(0.51)

Net asset value, end of year	$10.11	$9.26	$7.40	$10.70	$10.83

Total Return ^	11.95%	25.14%	(24.75% )	5.92%	6.90%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$33,281	$43,844	$32,208	$38,230	$17,935
Ratio of expenses to average daily net assets:
Before expense waiver	0.14%	0.14%	0.12%	0.11%	0.12%
After expense waiver	N/A	N/A	N/A	0.11% ##	0.10% #
Net investment income (loss) to average daily net assets	1.52%	2.07%	2.98%	3.73%	3.66%
Portfolio turnover rate	38%	39%	35%	43%	34%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.18	$7.38	$10.64	$10.80	$10.60

Income (loss) from investment operations:
Net investment income (loss) ***	0.12	0.10	0.20	0.43	0.32
Net realized and unrealized gain (loss) on investments	0.88	1.70	(2.85)	0.12	0.32

Total income (loss) from investment operations	1.00	1.80	(2.65)	0.55	0.64

Less distributions to shareholders:
From net investment income	(0.16)	-	(0.28)	(0.38)	(0.28)
From net realized gains	-	-	(0.24)	(0.33)	(0.16)
Tax return of capital	-	-	(0.09)	-	-

Total distributions	(0.16)	-	(0.61)	(0.71)	(0.44)

Net asset value, end of year	$10.02	$9.18	$7.38	$10.64	$10.80

Total Return ^,^^	11.03%	24.39%	(25.30% )	5.14%	6.14%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$513	$553	$499	$859	$249
Ratio of expenses to average daily net assets:
Before expense waiver	0.84%	0.84%	0.82%	0.81%	0.82%
After expense waiver	N/A	N/A	N/A	0.81% ##	0.80% #
Net investment income (loss) to average daily net assets	1.29%	1.29%	2.07%	3.89%	3.00%
Portfolio turnover rate	38%	39%	35%	43%	34%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2015 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A		Class L		Class Y		Class S
	Period Ended 12/31/10 +		Period Ended 12/31/10 +		Period Ended 12/31/10 +		Period Ended 12/31/10 +
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.31		0.19		0.19		0.20
Net realized and unrealized gain (loss) on investments	0.61		0.75		0.76		0.75

Total income (loss) from investment operations	0.92		0.94		0.95		0.95

Less distribution to shareholders:
From net investment income	(0.20)		(0.20)		(0.21)		(0.21)
From net realized gains	(0.01)		(0.01)		(0.01)		(0.01)

Total distributions	(0.21)		(0.21)		(0.22)		(0.22)

Net asset value, end of period	$10.71		$10.73		$10.73		$10.73

Total Return ^	9.17%	^^,**	9.43%	**	9.52%	**	9.54%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$302		$111		$143		$767
Ratio of expenses to average daily net assets:
Before expense waiver	5.22%	*	4.97%	*	4.87%	*	4.82%	*
After expense waiver	0.50%	*#	0.25%	*#	0.15%	*#	0.10%	*#
Net investment income (loss) to average daily net assets	4.01%	*	2.47%	*	2.53%	*	2.60%	*
Portfolio turnover rate	12%	**	12%	**	12%	**	12%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.67	$6.65	$10.77	$11.20	$10.91

Income (loss) from investment operations:
Net investment income (loss) ***	0.11	0.07	0.17	0.19	0.26
Net realized and unrealized gain (loss) on investments	1.05	1.95	(3.60)	0.37	0.57

Total income (loss) from investment operations	1.16	2.02	(3.43)	0.56	0.83

Less distributions to shareholders:
From net investment income	(0.13)	-	(0.21)	(0.31)	(0.25)
From net realized gains	-	-	(0.36)	(0.68)	(0.29)
Tax return of capital	-	-	(0.12)	-	-

Total distributions	(0.13)	-	(0.69)	(0.99)	(0.54)

Net asset value, end of year	$9.70	$8.67	$6.65	$10.77	$11.20

Total Return ^,^^	13.61%	30.38%	(32.66% )	5.14%	7.72%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$94,230	$94,170	$88,113	$173,715	$144,228
Ratio of expenses to average daily net assets	0.51%	0.51%	0.50%	0.50%	0.50%
Net investment income (loss) to average daily net assets	1.25%	0.96%	1.80%	1.63%	2.32%
Portfolio turnover rate	32%	30%	32%	49%	32%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.74	$6.68	$10.83	$11.25	$10.96

Income (loss) from investment operations:
Net investment income (loss) ***	0.13	0.08	0.19	0.20	0.25
Net realized and unrealized gain (loss) on investments	1.06	1.98	(3.62)	0.40	0.60

Total income (loss) from investment operations	1.19	2.06	(3.43)	0.60	0.85

Less distributions to shareholders:
From net investment income	(0.15)	-	(0.24)	(0.34)	(0.27)
From net realized gains	-	-	(0.36)	(0.68)	(0.29)
Tax return of capital	-	-	(0.12)	-	-

Total distributions	(0.15)	-	(0.72)	(1.02)	(0.56)

Net asset value, end of year	$9.78	$8.74	$6.68	$10.83	$11.25

Total Return ^	13.86%	30.84%	(32.52% )	5.43%	7.87%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$109,419	$114,640	$137,142	$266,837	$273,584
Ratio of expenses to average daily net assets	0.26%	0.26%	0.25%	0.25%	0.24%
Net investment income (loss) to average daily net assets	1.46%	1.09%	2.00%	1.71%	2.19%
Portfolio turnover rate	32%	30%	32%	49%	32%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.73	$6.67	$10.82	$11.25	$10.95

Income (loss) from investment operations:
Net investment income (loss) ***	0.15	0.09	0.21	0.23	0.30
Net realized and unrealized gain (loss) on investments	1.05	1.97	(3.63)	0.37	0.58

Total income (loss) from investment operations	1.20	2.06	(3.42)	0.60	0.88

Less distributions to shareholders:
From net investment income	(0.16)	-	(0.24)	(0.35)	(0.29)
From net realized gains	-	-	(0.36)	(0.68)	(0.29)
Tax return of capital	-	-	(0.13)	-	-

Total distributions	(0.16)	-	(0.73)	(1.03)	(0.58)

Net asset value, end of year	$9.77	$8.73	$6.67	$10.82	$11.25

Total Return ^	14.01%	30.88%	(32.43% )	5.45%	8.08%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$67,560	$63,845	$77,838	$135,650	$105,565
Ratio of expenses to average daily net assets	0.16%	0.16%	0.15%	0.15%	0.15%
Net investment income (loss) to average daily net assets	1.72%	1.18%	2.27%	2.01%	2.66%
Portfolio turnover rate	32%	30%	32%	49%	32%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.74	$6.68	$10.84	$11.26	$10.96

Income (loss) from investment operations:
Net investment income (loss) ***	0.14	0.11	0.21	0.25	0.30
Net realized and unrealized gain (loss) on investments	1.07	1.95	(3.64)	0.36	0.58

Total income (loss) from investment operations	1.21	2.06	(3.43)	0.61	0.88

Less distributions to shareholders:
From net investment income	(0.16)	-	(0.24)	(0.35)	(0.29)
From net realized gains	-	-	(0.36)	(0.68)	(0.29)
Tax return of capital	-	-	(0.13)	-	-

Total distributions	(0.16)	-	(0.73)	(1.03)	(0.58)

Net asset value, end of year	$9.79	$8.74	$6.68	$10.84	$11.26

Total Return ^	14.18%	30.84%	(32.42% )	5.59%	8.12%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$104,532	$100,371	$65,951	$95,204	$66,802
Ratio of expenses to average daily net assets	0.11%	0.11%	0.10%	0.10%	0.10%
Net investment income (loss) to average daily net assets	1.56%	1.49%	2.28%	2.20%	2.69%
Portfolio turnover rate	32%	30%	32%	49%	32%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.64	$6.65	$10.78	$11.22	$10.94

Income (loss) from investment operations:
Net investment income (loss) ***	0.08	0.04	0.19	0.19	0.21
Net realized and unrealized gain (loss) on investments	1.05	1.95	(3.64)	0.34	0.58

Total income (loss) from investment operations	1.13	1.99	(3.45)	0.53	0.79

Less distributions to shareholders:
From net investment income	(0.10)	-	(0.21)	(0.29)	(0.22)
From net realized gains	-	-	(0.36)	(0.68)	(0.29)
Tax return of capital	-	-	(0.11)	-	-

Total distributions	(0.10)	-	(0.68)	(0.97)	(0.51)

Net asset value, end of year	$9.67	$8.64	$6.65	$10.78	$11.22

Total Return ^,^^	13.31%	29.92%	(32.85% )	4.86%	7.31%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$586	$554	$426	$510	$309
Ratio of expenses to average daily net assets	0.81%	0.82%	0.80%	0.80%	0.80%
Net investment income (loss) to average daily net assets	0.94%	0.57%	2.11%	1.69%	1.93%
Portfolio turnover rate	32%	30%	32%	49%	32%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2025 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A		Class L		Class Y		Class S
	Period Ended 12/31/10 +		Period Ended 12/31/10 +		Period Ended 12/31/10 +		Period Ended 12/31/10 +
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.24		0.15		0.16		0.16
Net realized and unrealized gain (loss) on investments	0.76		0.86		0.86		0.86

Total income (loss) from investment operations	1.00		1.01		1.02		1.02

Less distributions to shareholders:
From net investment income	(0.16)		(0.16)		(0.17)		(0.17)

Total distributions	(0.16)		(0.16)		(0.17)		(0.17)

Net asset value, end of period	$10.84		$10.85		$10.85		$10.85

Total Return ^	9.98%	^^,**	10.13%	**	10.21%	**	10.25%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$249		$110		$110		$772
Ratio of expenses to average daily net assets:
Before expense waiver	5.44%	*	5.19%	*	5.09%	*	5.04%	*
After expense waiver	0.50%	*#	0.25%	*#	0.15%	*#	0.10%	*#
Net investment income (loss) to average daily net assets	3.10%	*	1.98%	*	2.09%	*	2.13%	*
Portfolio turnover rate	11%	**	11%	**	11%	**	11%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.58	$6.46	$11.49	$12.05	$11.50

Income (loss) from investment operations:
Net investment income (loss) ***	0.08	0.04	0.12	0.12	0.15
Net realized and unrealized gain (loss) on investments	1.16	2.08	(4.35)	0.57	0.95

Total income (loss) from investment operations	1.24	2.12	(4.23)	0.69	1.10

Less distributions to shareholders:
From net investment income	(0.10)	-	(0.15)	(0.26)	(0.18)
From net realized gains	-	-	(0.53)	(0.99)	(0.37)
Tax return of capital	-	-	(0.12)	-	-

Total distributions	(0.10)	-	(0.80)	(1.25)	(0.55)

Net asset value, end of year	$9.72	$8.58	$6.46	$11.49	$12.05

Total Return ^,^^	14.62%	32.82%	(38.13% )	5.76%	9.70%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$73,970	$71,661	$71,231	$142,956	$112,499
Ratio of expenses to average daily net assets:
Before expense waiver	0.51%	0.52%	0.50%	0.50%	0.50%
After expense waiver	N/A	N/A	N/A	0.50% ##	N/A
Net investment income (loss) to average daily net assets	0.95%	0.50%	1.22%	0.96%	1.31%
Portfolio turnover rate	29%	34%	31%	52%	34%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.66	$6.50	$11.56	$12.11	$11.55

Income (loss) from investment operations:
Net investment income (loss) ***	0.10	0.05	0.14	0.13	0.15
Net realized and unrealized gain (loss) on investments	1.17	2.11	(4.37)	0.59	0.98

Total income (loss) from investment operations	1.27	2.16	(4.23)	0.72	1.13

Less distributions to shareholders:
From net investment income	(0.12)	-	(0.17)	(0.28)	(0.20)
From net realized gains	-	-	(0.53)	(0.99)	(0.37)
Tax return of capital	-	-	(0.13)	-	-

Total distributions	(0.12)	-	(0.83)	(1.27)	(0.57)

Net asset value, end of year	$9.81	$8.66	$6.50	$11.56	$12.11

Total Return ^	14.86%	33.23%	(37.94% )	6.01%	9.93%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$83,008	$91,974	$107,171	$217,725	$211,382
Ratio of expenses to average daily net assets:
Before expense waiver	0.26%	0.27%	0.26%	0.25%	0.25%
After expense waiver	N/A	N/A	N/A	0.25% ##	N/A
Net investment income (loss) to average daily net assets	1.14%	0.69%	1.44%	1.07%	1.28%
Portfolio turnover rate	29%	34%	31%	52%	34%

***	Per share amount calculated on the average shares method.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.65	$6.48	$11.55	$12.10	$11.54

Income (loss) from investment operations:
Net investment income (loss) ***	0.12	0.06	0.16	0.16	0.22
Net realized and unrealized gain (loss) on investments	1.16	2.11	(4.39)	0.57	0.93

Total income (loss) from investment operations	1.28	2.17	(4.23)	0.73	1.15

Less distributions to shareholders:
From net investment income	(0.13)	-	(0.17)	(0.29)	(0.22)
From net realized gains	-	-	(0.53)	(0.99)	(0.37)
Tax return of capital	-	-	(0.14)	-	-

Total distributions	(0.13)	-	(0.84)	(1.28)	(0.59)

Net asset value, end of year	$9.80	$8.65	$6.48	$11.55	$12.10

Total Return ^	15.03%	33.49%	(37.97% )	6.13%	10.05%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$56,940	$54,828	$54,289	$89,727	$68,388
Ratio of expenses to average daily net assets:
Before expense waiver	0.16%	0.17%	0.16%	0.15%	0.15%
After expense waiver	N/A	N/A	N/A	0.15% ##	N/A
Net investment income (loss) to average daily net assets	1.40%	0.84%	1.72%	1.27%	1.82%
Portfolio turnover rate	29%	34%	31%	52%	34%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.67	$6.49	$11.57	$12.11	$11.55

Income (loss) from investment operations:
Net investment income (loss) ***	0.12	0.08	0.16	0.18	0.20
Net realized and unrealized gain (loss) on investments	1.15	2.10	(4.40)	0.57	0.95

Total income (loss) from investment operations	1.27	2.18	(4.24)	0.75	1.15

Less distributions to shareholders:
From net investment income	(0.13)	-	(0.17)	(0.30)	(0.22)
From net realized gains	-	-	(0.53)	(0.99)	(0.37)
Tax return of capital	-	-	(0.14)	-	-

Total distributions	(0.13)	-	(0.84)	(1.29)	(0.59)

Net asset value, end of year	$9.81	$8.67	$6.49	$11.57	$12.11

Total Return ^	14.95%	33.59%	(37.94% )	6.18%	10.17%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$86,541	$75,977	$41,482	$68,224	$42,835
Ratio of expenses to average daily net assets:
Before expense waiver	0.11%	0.12%	0.11%	0.10%	0.10%
After expense waiver	N/A	N/A	N/A	0.10% ##	N/A
Net investment income (loss) to average daily net assets	1.34%	1.09%	1.62%	1.46%	1.66%
Portfolio turnover rate	29%	34%	31%	52%	34%

***	Per share amount calculated on the average shares method.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.58	$6.47	$11.51	$12.07	$11.52

Income (loss) from investment operations:
Net investment income (loss) ***	0.06	0.02	0.11	0.09	0.09
Net realized and unrealized gain (loss) on investments	1.14	2.09	(4.37)	0.57	0.98

Total income (loss) from investment operations	1.20	2.11	(4.26)	0.66	1.07

Less distributions to shareholders:
From net investment income	(0.07)	-	(0.14)	(0.23)	(0.15)
From net realized gains	-	-	(0.53)	(0.99)	(0.37)
Tax return of capital	-	-	(0.11)	-	-

Total distributions	(0.07)	-	(0.78)	(1.22)	(0.52)

Net asset value, end of year	$9.71	$8.58	$6.47	$11.51	$12.07

Total Return ^,^^	14.18%	32.61%	(38.35% )	5.51%	9.39%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$383	$387	$189	$324	$209
Ratio of expenses to average daily net assets:
Before expense waiver	0.81%	0.82%	0.81%	0.80%	0.80%
After expense waiver	N/A	N/A	N/A	0.80% ##	N/A
Net investment income (loss) to average daily net assets	0.65%	0.26%	1.14%	0.74%	0.78%
Portfolio turnover rate	29%	34%	31%	52%	34%

***	Per share amount calculated on the average shares method.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2035 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A		Class L		Class Y		Class S
	Period Ended 12/31/10 +		Period Ended 12/31/10 +		Period Ended 12/31/10 +		Period Ended 12/31/10 +
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.13		0.13		0.14		0.14
Net realized and unrealized gain (loss) on investments	0.88		0.90		0.90		0.91

Total income (loss) from investment operations	1.01		1.03		1.04		1.05

Net asset value, end of year

Less distribution to shareholders:
From net investment income	(0.13)		(0.14)		(0.15)		(0.16)

Total distribution	(0.13)		(0.14)		(0.15)		(0.16)

Net asset value, end of period	$10.88		$10.89		$10.89		$10.89

Total Return ^	10.10%	^^,**	10.35%	**	10.42%	**	10.46%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$146		$112		$111		$773
Ratio of expenses to average daily net assets:
Before expense waiver	5.51%	*	5.26%	*	5.16%	*	5.11%	*
After expense waiver	0.50%	*#	0.25%	*#	0.15%	*#	0.10%	*#
Net investment income (loss) to average daily net assets	1.78%	*	1.78%	*	1.87%	*	1.92%	*
Portfolio turnover rate	10%	**	10%	**	10%	**	10%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.57	$6.41	$11.76	$12.39	$11.77

Income (loss) from investment operations:
Net investment income (loss) ***	0.07	0.02	0.11	0.11	0.07
Net realized and unrealized gain (loss) on investments	1.19	2.14	(4.62)	0.64	1.24

Total income (loss) from investment operations	1.26	2.16	(4.51)	0.75	1.31

Less distributions to shareholders:
From net investment income	(0.08)	-	(0.14)	(0.26)	(0.13)
From net realized gains	-	-	(0.56)	(1.12)	(0.56)
Tax return of capital	-	-	(0.14)	-	-

Total distributions	(0.08)	-	(0.84)	(1.38)	(0.69)

Net asset value, end of year	$9.75	$8.57	$6.41	$11.76	$12.39

Total Return ^,^^	14.86%	33.70%	(39.80% )	6.16%	11.26%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$44,328	$40,898	$35,855	$65,604	$46,934
Ratio of expenses to average daily net assets:
Before expense waiver	0.51%	0.52%	0.51%	0.50%	0.50%
After expense waiver	N/A	N/A	N/A	0.50% ##	N/A
Net investment income (loss) to average daily net assets	0.80%	0.35%	1.15%	0.88%	0.59%
Portfolio turnover rate	32%	34%	38%	50%	42%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.64	$6.45	$11.84	$12.45	$11.81

Income (loss) from investment operations:
Net investment income (loss) ***	0.09	0.03	0.13	0.13	0.08
Net realized and unrealized gain (loss) on investments	1.20	2.16	(4.66)	0.67	1.27

Total income (loss) from investment operations	1.29	2.19	(4.53)	0.80	1.35

Less distributions to shareholders:
From net investment income	(0.09)	-	(0.15)	(0.29)	(0.15)
From net realized gains	-	-	(0.56)	(1.12)	(0.56)
Tax return of capital	-	-	(0.15)	-	-

Total distributions	(0.09)	-	(0.86)	(1.41)	(0.71)

Net asset value, end of year	$9.84	$8.64	$6.45	$11.84	$12.45

Total Return ^	15.18%	33.95%	(39.68% )	6.49%	11.58%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$52,011	$56,485	$67,643	$142,858	$134,968
Ratio of expenses to average daily net assets:
Before expense waiver	0.26%	0.27%	0.26%	0.25%	0.25%
After expense waiver	N/A	N/A	N/A	0.25% ##	N/A
Net investment income (loss) to average daily net assets	0.98%	0.50%	1.28%	0.97%	0.68%
Portfolio turnover rate	32%	34%	38%	50%	42%

***	Per share amount calculated on the average shares method.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.64	$6.45	$11.83	$12.44	$11.81

Income (loss) from investment operations:
Net investment income (loss) ***	0.11	0.04	0.15	0.16	0.12
Net realized and unrealized gain (loss) on investments	1.19	2.15	(4.66)	0.65	1.23

Total income (loss) from investment operations	1.30	2.19	(4.51)	0.81	1.35

Less distributions to shareholders:
From net investment income	(0.10)	-	(0.15)	(0.30)	(0.16)
From net realized gains	-	-	(0.56)	(1.12)	(0.56)
Tax return of capital	-	-	(0.16)	-	-

Total distributions	(0.10)	-	(0.87)	(1.42)	(0.72)

Net asset value, end of year	$9.84	$8.64	$6.45	$11.83	$12.44

Total Return ^	15.33%	33.95%	(39.52% )	6.60%	11.60%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$25,886	$24,096	$30,695	$47,208	$31,379
Ratio of expenses to average daily net assets:
Before expense waiver	0.16%	0.17%	0.16%	0.15%	0.15%
After expense waiver	N/A	N/A	N/A	0.15% ##	N/A
Net investment income (loss) to average daily net assets	1.23%	0.56%	1.59%	1.27%	0.96%
Portfolio turnover rate	32%	34%	38%	50%	42%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.65	$6.45	$11.84	$12.45	$11.82

Income (loss) from investment operations:
Net investment income (loss) ***	0.11	0.07	0.15	0.17	0.08
Net realized and unrealized gain (loss) on investments	1.20	2.13	(4.67)	0.64	1.28

Total income (loss) from investment operations	1.31	2.20	(4.52)	0.81	1.36

Less distributions to shareholders:
From net investment income	(0.11)	-	(0.15)	(0.30)	(0.17)
From net realized gains	-	-	(0.56)	(1.12)	(0.56)
Tax return of capital	-	-	(0.16)	-	-

Total distributions	(0.11)	-	(0.87)	(1.42)	(0.73)

Net asset value, end of year	$9.85	$8.65	$6.45	$11.84	$12.45

Total Return ^	15.40%	34.11%	(39.54% )	6.63%	11.63%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$61,781	$50,292	$27,000	$44,098	$27,944
Ratio of expenses to average daily net assets:
Before expense waiver	0.11%	0.12%	0.11%	0.10%	0.10%
After expense waiver	N/A	N/A	N/A	0.10% ##	N/A
Net investment income (loss) to average daily net assets	1.25%	0.93%	1.55%	1.31%	0.67%
Portfolio turnover rate	32%	34%	38%	50%	42%

***	Per share amount calculated on the average shares method.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.57	$6.44	$11.79	$12.41	$11.79

Income (loss) from investment operations:
Net investment income (loss) ***	0.05	0.02	0.09	0.06	0.02
Net realized and unrealized gain (loss) on investments	1.18	2.11	(4.63)	0.66	1.25

Total income (loss) from investment operations	1.23	2.13	(4.54)	0.72	1.27

Less distributions to shareholders:
From net investment income	(0.06)	-	(0.12)	(0.22)	(0.09)
From net realized gains	-	-	(0.56)	(1.12)	(0.56)
Tax return of capital	-	-	(0.13)	-	-

Total distributions	(0.06)	-	(0.81)	(1.34)	(0.65)

Net asset value, end of year	$9.74	$8.57	$6.44	$11.79	$12.41

Total Return ^,^^	14.52%	33.07%	(39.91% )	5.90%	10.91%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$286	$257	$132	$226	$189
Ratio of expenses to average daily net assets:
Before expense waiver	0.81%	0.82%	0.81%	0.80%	0.80%
After expense waiver	N/A	N/A	N/A	0.80% ##	N/A
Net investment income (loss) to average daily net assets	0.55%	0.28%	0.97%	0.49%	0.18%
Portfolio turnover rate	32%	34%	38%	50%	42%

***	Per share amount calculated on the average shares method.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2045 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A		Class L		Class Y		Class S
	Period Ended 12/31/10 +		Period Ended 12/31/10 +		Period Ended 12/31/10 +		Period Ended 12/31/10 +
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.11		0.12		0.12		0.13
Net realized and unrealized gain (loss) on investments	0.95		0.96		0.97		0.96

Total income (loss) from investment operations	1.06		1.08		1.09		1.09

Less distributions to shareholders:
From net investment income	(0.11)		(0.12)		(0.13)		(0.13)

Total distributions	(0.11)		(0.12)		(0.13)		(0.13)

Net asset value, end of period	$10.95		$10.96		$10.96		$10.96

Total Return ^	10.58%	^^,**	10.82%	**	10.90%	**	10.94%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$139		$111		$111		$777
Ratio of expenses to average daily net assets:
Before expense waiver	5.55%	*	5.30%	*	5.20%	*	5.15%	*
After expense waiver	0.50%	*#	0.25%	*#	0.15%	*#	0.10%	*#
Net investment income (loss) to average daily net assets	1.51%	*	1.54%	*	1.64%	*	1.69%	*
Portfolio turnover rate	8%	**	8%	**	8%	**	8%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2050 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Period Ended 12/31/07 +
Net asset value, beginning of period	$7.69	$5.77	$10.04	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.08	0.03	0.27	0.05
Net realized and unrealized gain (loss) on investments	1.09	1.95	(4.23)	(0.01)

Total income (loss) from investment operations	1.17	1.98	(3.96)	0.04

Less distributions to shareholders:
From net investment income	(0.07)	(0.06)	(0.18)	-
From net realized gains	(0.14)	-	-	-
Tax return of capital	-	-	(0.13)	-

Total distributions	(0.21)	(0.06)	(0.31)	-

Net asset value, end of period	$8.65	$7.69	$5.77	$10.04

Total Return ^,^^	15.27%	34.39%	(39.53% )	0.40%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$2,879	$1,507	$614	$100
Ratio of expenses to average daily net assets:
Before expense waiver	0.70%	0.97%	1.03%	13.00%	*
After expense waiver	0.50% #	0.50% #	0.50% #	0.50%	*#
Net investment income (loss) to average daily net assets	1.04%	0.44%	3.55%	11.71%	*
Portfolio turnover rate	41%	51%	35%	0%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Period Ended 12/31/07 +
Net asset value, beginning of period	$7.69	$5.78	$10.04	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.10	0.05	0.20	0.05
Net realized and unrealized gain (loss) on investments	1.10	1.94	(4.15)	(0.01)

Total income (loss) from investment operations	1.20	1.99	(3.95)	0.04

Less distributions to shareholders:
From net investment income	(0.09)	(0.08)	(0.18)	-
From net realized gains	(0.14)	-	-	-
Tax return of capital	-	-	(0.13)	-

Total distributions	(0.23)	(0.08)	(0.31)	-

Net asset value, end of period	$8.66	$7.69	$5.78	$10.04

Total Return ^	15.60%	34.44%	(39.36% )	0.40%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,857	$1,290	$419	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.45%	0.72%	0.79%	12.75%	*
After expense waiver	0.25% #	0.25% #	0.25% #	0.25%	*#
Net investment income (loss) to average daily net assets	1.24%	0.77%	2.49%	11.96%	*
Portfolio turnover rate	41%	51%	35%	0%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period December 17, 2007 (commencement of operations) through December 31, 2007.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2050 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Period Ended 12/31/07 +
Net asset value, beginning of period	$7.69	$5.78	$10.04	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.11	0.05	0.27	0.05
Net realized and unrealized gain (loss) on investments	1.11	1.95	(4.21)	(0.01)

Total income (loss) from investment operations	1.22	2.00	(3.94)	0.04

Less distributions to shareholders:
From net investment income	(0.10)	(0.09)	(0.19)	-
From net realized gains	(0.14)	-	-	-
Tax return of capital	-	-	(0.13)	-

Total distributions	(0.24)	(0.09)	(0.32)	-

Net asset value, end of period	$8.67	$7.69	$5.78	$10.04

Total Return ^	15.82%	34.53%	(39.31% )	0.40%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$4,816	$3,035	$1,477	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.35%	0.62%	0.67%	12.65%	*
After expense waiver	0.15% #	0.15% #	0.15% #	0.15%	*#
Net investment income (loss) to average daily net assets	1.35%	0.83%	3.61%	12.08%	*
Portfolio turnover rate	41%	51%	35%	0%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Period Ended 12/31/07 +
Net asset value, beginning of period	$7.69	$5.78	$10.04	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.10	0.05	0.16	0.05
Net realized and unrealized gain (loss) on investments	1.12	1.95	(4.10)	(0.01)

Total income (loss) from investment operations	1.22	2.00	(3.94)	0.04

Less distributions to shareholders:
From net investment income	(0.10)	(0.09)	(0.18)	-
From net realized gains	(0.14)	-	-	-
Tax return of capital	-	-	(0.14)	-

Total distributions	(0.24)	(0.09)	(0.32)	-

Net asset value, end of period	$8.67	$7.69	$5.78	$10.04

Total Return ^	15.86%	34.58%	(39.30% )	0.40%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$14,974	$11,442	$7,008	$9,640
Ratio of expenses to average daily net assets:
Before expense waiver	0.30%	0.57%	0.59%	12.61%	*
After expense waiver	0.10% #	0.10% #	0.10% #	0.10%	*#
Net investment income (loss) to average daily net assets	1.25%	0.84%	1.89%	12.12%	*
Portfolio turnover rate	41%	51%	35%	0%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period December 17, 2007 (commencement of operations) through December 31, 2007.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2050 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Period Ended 12/31/07 +
Net asset value, beginning of period	$7.71	$5.80	$10.04	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.04	0.01	0.09	0.05
Net realized and unrealized gain (loss) on investments	1.11	1.94	(4.07)	(0.01)

Total income (loss) from investment operations	1.15	1.95	(3.98)	0.04

Less distributions to shareholders:
From net investment income	(0.04)	(0.04)	(0.15)	-
From net realized gains	(0.14)	-	-	-
Tax return of capital	-	-	(0.11)	-

Total distributions	(0.18)	(0.04)	(0.26)	-

Net asset value, end of period	$8.68	$7.71	$5.80	$10.04

Total Return ^,^^	14.97%	33.68%	(39.70% )	0.40%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$93	$81	$61	$100
Ratio of expenses to average daily net assets:
Before expense waiver	1.00%	1.27%	1.29%	13.30%	*
After expense waiver	0.80% #	0.80% #	0.80% #	0.80%	*#
Net investment income (loss) to average daily net assets	0.50%	0.10%	1.04%	11.42%	*
Portfolio turnover rate	41%	51%	35%	0%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period December 17, 2007 (commencement of operations) through December 31, 2007.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Fund

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended. The Trust consists of the following series (each individually referred to as a “Fund” or collectively as the “Funds”): MassMutual Select PIMCO Total Return Fund (“PIMCO Total Return Fund”), MassMutual Select Strategic Bond Fund (“Strategic Bond Fund”), MassMutual Select Strategic Balanced Fund (“Strategic Balanced Fund”), MassMutual Select Global Allocation Fund (“Global Allocation Fund”), MassMutual Select Diversified Value Fund (“Diversified Value Fund”), MassMutual Select Fundamental Value Fund (“Fundamental Value Fund”), MassMutual Select Value Equity Fund (“Value Equity Fund”), MassMutual Select Large Cap Value Fund (“Large Cap Value Fund”), MassMutual Select Indexed Equity Fund (“Indexed Equity Fund”), MassMutual Select Core Opportunities Fund (“Core Opportunities Fund”), MassMutual Select Blue Chip Growth Fund (“Blue Chip Growth Fund”), MassMutual Select Large Cap Growth Fund (“Large Cap Growth Fund”), MassMutual Select Aggressive Growth Fund (“Aggressive Growth Fund”), MassMutual Select NASDAQ-100® Fund (“NASDAQ-100 Fund”), MassMutual Select Focused Value Fund (“Focused Value Fund”), MassMutual Select Mid-Cap Value Fund (“Mid-Cap Value Fund”), MassMutual Select Small Cap Value Equity Fund (“Small Cap Value Equity Fund”), MassMutual Select Small Company Value Fund (“Small Company Value Fund”), MassMutual Select Mid Cap Growth Equity Fund (“Mid Cap Growth Equity Fund”), MassMutual Select Mid Cap Growth Equity II Fund (“Mid Cap Growth Equity II Fund”), MassMutual Select Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”), MassMutual Select Small Company Growth Fund (“Small Company Growth Fund”), MassMutual Select Diversified International Fund (“Diversified International Fund”), MassMutual Select Overseas Fund (“Overseas Fund”), MassMutual Select Destination Retirement Income Fund (“Destination Retirement Income Fund”), MassMutual Select Destination Retirement 2010 Fund (“Destination Retirement 2010 Fund”), MassMutual Select Destination Retirement 2015 Fund (“Destination Retirement 2015 Fund”), MassMutual Select Destination Retirement 2020 Fund (“Destination Retirement 2020 Fund”), MassMutual Select Destination Retirement 2025 Fund (“Destination Retirement 2025 Fund”), MassMutual Select Destination Retirement 2030 Fund (“Destination Retirement 2030 Fund”), MassMutual Select Destination Retirement 2035 Fund (“Destination Retirement 2035 Fund”), MassMutual Select Destination Retirement 2040 Fund (“Destination Retirement 2040 Fund”), MassMutual Select Destination Retirement 2045 Fund (“Destination Retirement 2045 Fund”), and MassMutual Select Destination Retirement 2050 Fund (“Destination Retirement 2050 Fund”).

The PIMCO Total Return Fund commenced operations on July 6, 2010. The Destination Retirement 2015 Fund, Destination Retirement 2025 Fund, Destination Retirement 2035 Fund, and Destination Retirement 2045 Fund commenced operations on April 1, 2010. The Global Allocation Fund commenced operations on December 1, 2009.

Each Fund has the following five classes of shares: Class A, Class L, Class Y, Class S, and Class N. Additionally, the PIMCO Total Return Fund, Fundamental Value Fund, Indexed Equity Fund, Focused Value Fund, Small Company Value Fund, Mid Cap Growth Equity II Fund, Small Cap Growth Equity Fund, and Overseas Fund have a sixth class of shares: Class Z. Class Z commenced operations on November 15, 2010 for Fundamental Value Fund, Focused Value Fund, Small Company Value Fund, Mid Cap Growth Equity II Fund, Small Cap Growth Equity Fund, and Overseas Fund. Class N shares of the Global Allocation Fund, Destination Retirement 2015 Fund, Destination Retirement 2025 Fund, Destination Retirement 2035 Fund, and Destination Retirement 2045 Fund are not currently available. Each share class represents an interest in the same portfolio of assets. The principal economic difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

The ten Destination Retirement Funds invest all of their investable assets in shares of various funds advised by MassMutual or a control affiliate of MassMutual. The financial statements included herein are those of the Destination Retirement Funds and the applicable MassMutual Select Funds (“Select”). The financial statements of the applicable MassMutual Premier Funds (“Premier”), or Oppenheimer Funds which are advised by OppenheimerFunds, Inc., a majority-owned, indirect subsidiary of MassMutual, are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its Internet site at www.sec.gov or by calling MassMutual at 1-888-309-3539. The assets of each Destination Retirement Fund are diversified and a shareholder’s interest is limited to the Select, Premier, or Oppenheimer Funds in which the shares are invested.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally

Notes to Financial Statements (Continued)

accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment	Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading. The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. Investments are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee in accordance with procedures approved by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next day the New York Stock Exchange is open. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Funds’ Valuation Committee pursuant to procedures established by the Trustees, and under the general oversight of the Trustees.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a

Notes to Financial Statements (Continued)

pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices (unadjusted) in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as depositary receipts, futures, exchange-traded funds (“ETFs”), and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2 of the fair value hierarchy.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

U.S. Government and agency securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy.

Notes to Financial Statements (Continued)

Derivative contracts. Derivative contracts that are actively traded on an exchange are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the contract and the terms of the transaction, the fair value of the OTC derivative contracts can be modeled using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A majority of OTC derivative contracts valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

Restricted securities. Restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3. Any illiquid Rule 144A securities or restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently and, therefore, the inputs are unobservable.

The Diversified Value Fund, Value Equity Fund, Indexed Equity Fund, Large Cap Growth Fund, Aggressive Growth Fund, NASDAQ-100 Fund, Focused Value Fund, Mid-Cap Value Fund, Small Cap Value Equity Fund, Mid Cap Growth Equity II Fund, and Small Company Growth Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2010. The Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2015 Fund, Destination Retirement 2020 Fund, Destination Retirement 2025 Fund, Destination Retirement 2030 Fund, Destination Retirement 2035 Fund, Destination Retirement 2040 Fund, Destination Retirement 2045 Fund, and Destination Retirement 2050 Fund, characterized all investments at Level 1, as of December 31, 2010. For each Fund noted above, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level as of December 31, 2010 for the remaining Funds’ investments:

Asset Valuation Inputs

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
PIMCO Total Return Fund
Equities
Preferred Stock
Utilities	$21,988,000	$-	$-	$21,988,000

Total Preferred Stock	21,988,000	-	-	21,988,000

Total Equities	21,988,000	-	-	21,988,000

Bonds & Notes
Total Corporate Debt	-	651,037,225	886,709	651,923,934

Total Floating Rate Loan Interest	-	-	2,000,000	2,000,000

Total Municipal Obligations	-	26,653,394	-	26,653,394

Non-U.S. Government Agency Obligations
Commercial MBS	-	74,939,500	-	74,939,500
WL Collateral CMO	-	28,451,833	-	28,451,833

Total Non-U.S. Government Agency Obligations	-	103,391,333	-	103,391,333

Total Sovereign Debt Obligations	-	22,622,802	-	22,622,802

U.S. Government Agency Obligations and Instrumentalities
Pass-Through Securities	-	517,331,472	-	517,331,472

Total U.S. Government Agency Obligations and Instrumentalities	-	517,331,472	-	517,331,472

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
PIMCO Total Return Fund (Continued)
U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	$-	$211,502,911	$-	$211,502,911

Total U.S. Treasury Obligations	-	211,502,911	-	211,502,911

Total Bonds & Notes	-	1,532,539,137	2,886,709	1,535,425,846

Total Long-Term Investments	21,988,000	1,532,539,137	2,886,709	1,557,413,846

Total Short-Term Investments	-	154,261,000	-	154,261,000

Total Investments	$21,988,000	$1,686,800,137	$2,886,709	$1,711,674,846

Strategic Bond Fund
Equities
Common Stock
Energy	$6,657	$-	$-	$6,657

Total Common Stock	6,657	-	-	6,657

Convertible Preferred Stock
Consumer, Cyclical	-	54,066	-	54,066

Total Convertible Preferred Stock	-	54,066	-	54,066

Preferred Stock
Consumer, Cyclical	-	39,750	-	39,750
Financial	573,703	-	-	573,703
Government	-	44,368	-	44,368

Total Preferred Stock	573,703	84,118	-	657,821

Total Equities	580,360	138,184	-	718,544

Bonds & Notes
Total Corporate Debt	-	55,785,952	784,734	56,570,686

Total Municipal Obligations	-	1,378,127	-	1,378,127

Non-U.S. Government Agency Obligations
Agency Collateral CMO	-	498,400	-	498,400
Automobile ABS	-	569,524	-	569,524
Commercial MBS	-	4,401,619	-	4,401,619
Home Equity ABS	-	5,221,098	-	5,221,098
Manufactured Housing ABS	-	3,026,345	-	3,026,345
Student Loans ABS	-	3,510,108	-	3,510,108
WL Collateral CMO	-	14,374,082	-	14,374,082

Total Non-U.S. Government Agency Obligations	-	31,601,176	-	31,601,176

Total Sovereign Debt Obligations	-	1,164,736	-	1,164,736

U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	244,568	-	244,568
Pass-Through Securities	-	57,156,792	-	57,156,792

Total U.S. Government Agency Obligations and Instrumentalities	-	57,401,360	-	57,401,360

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	19,369,949	-	19,369,949

Total U.S. Treasury Obligations	-	19,369,949	-	19,369,949

Total Bonds & Notes	-	166,701,300	784,734	167,486,034

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Strategic Bond Fund (Continued)
Purchased Options
Options on Futures	$201	$-	$-	$201

Total Purchased Options	201	-	-	201

Total Long-Term Investments	580,561	166,839,484	784,734	168,204,779

Total Short-Term Investments	-	38,960,971	-	38,960,971

Total Investments	$580,561	$205,800,455	$784,734	$207,165,750

Strategic Balanced Fund
Equities
Common Stock
Basic Materials	$1,861,126	$909,748	$-	$2,770,874
Communications	4,563,858	1,194,542	-	5,758,400
Consumer, Cyclical	2,826,197	1,651,269	-	4,477,466
Consumer, Non-cyclical	5,775,157	1,778,161	-	7,553,318
Diversified	-	165,022	-	165,022
Energy	4,370,243	1,141,059	-	5,511,302
Financial	4,542,295	2,931,048	-	7,473,343
Industrial	2,420,892	2,002,983	-	4,423,875
Technology	4,678,812	468,760	-	5,147,572
Utilities	1,016,946	866,987	-	1,883,933

Total Common Stock	32,055,526	13,109,579	-	45,165,105

Preferred Stock
Consumer, Cyclical	-	209,997	-	209,997
Financial	75,211	-	-	75,211
Government	-	11,461	-	11,461

Total Preferred Stock	75,211	221,458	-	296,669

Total Equities	32,130,737	13,331,037	-	45,461,774

Bonds & Notes
Total Corporate Debt	-	6,814,517	226,002	7,040,519

Total Municipal Obligations	-	42,266	-	42,266

Non-U.S. Government Agency Obligations
Agency Collateral CMO	-	65,669	-	65,669
Commercial MBS	-	190,275	17,374	207,649
Home Equity ABS	-	475,737	-	475,737
Student Loans ABS	-	2,357	-	2,357
WL Collateral CMO	-	1,043,504	-	1,043,504

Total Non-U.S. Government Agency Obligations	-	1,777,542	17,374	1,794,916

Total Sovereign Debt Obligations	-	70,753	-	70,753

U.S. Government Agency Obligations and Instrumentalities
Pass-Through Securities	-	7,431,311	-	7,431,311

Total U.S. Government Agency Obligations and Instrumentalities	-	7,431,311	-	7,431,311

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Strategic Balanced Fund (Continued)
U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	$-	$4,068,579	$-	$4,068,579

Total U.S. Treasury Obligations	-	4,068,579	-	4,068,579

Total Bonds & Notes	-	20,204,968	243,376	20,448,344

Purchased Options
Options on Futures	17	-	-	17

Total Purchased Options	17	-	-	17

Total Long-Term Investments	32,130,754	33,536,005	243,376	65,910,135

Total Short-Term Investments	-	4,236,767	-	4,236,767

Total Investments	$32,130,754	$37,772,772	$243,376	$70,146,902

Global Allocation Fund
Equities
Common Stock
Basic Materials	$22,635,459	$14,052,396	$-	$36,687,855
Communications	27,277,365	14,001,596	-	41,278,961
Consumer, Cyclical	6,986,828	13,391,665	-	20,378,493
Consumer, Non-cyclical	40,595,947	13,416,414	-	54,012,361
Diversified	-	3,077,904	-	3,077,904
Energy	41,557,704	8,586,021	-	50,143,725
Financial	26,890,917	22,367,708	-	49,258,625
Industrial	17,787,898	12,903,400	-	30,691,298
Technology	27,782,007	5,369,316	-	33,151,323
Utilities	5,063,277	6,214,427	-	11,277,704

Total Common Stock	216,577,402	113,380,847	-	329,958,249

Convertible Preferred Stock
Consumer, Non-cyclical	-	103,400	-	103,400
Energy	162,337	844,548	-	1,006,885
Financial	295,574	-	-	295,574

Total Convertible Preferred Stock	457,911	947,948	-	1,405,859

Preferred Stock
Basic Materials	-	1,277,009	-	1,277,009
Consumer, Cyclical	952,336	779,246	-	1,731,582
Consumer, Non-cyclical	-	1,076,988	-	1,076,988
Energy	-	596,250	-	596,250
Financial	688,575	992,742	-	1,681,317

Total Preferred Stock	1,640,911	4,722,235	-	6,363,146

Total Equities	218,676,224	119,051,030	-	337,727,254

Bonds & Notes
Total Corporate Debt	-	56,476,571	2,312,748	58,789,319

Total Floating Rate Loan Interest	-	363,177	1,519,238	1,882,415

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Global Allocation Fund (Continued)
Non-U.S. Government Agency Obligations
Commercial MBS	$-	$1,139,635	$-	$1,139,635
Student Loans ABS	-	50,000	-	50,000

Total Non-U.S. Government Agency Obligations	-	1,189,635	-	1,189,635

Total Sovereign Debt Obligations	-	42,327,605	-	42,327,605

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	46,733,736	-	46,733,736

Total U.S. Treasury Obligations	-	46,733,736	-	46,733,736

Total Bonds & Notes	-	147,090,724	3,831,986	150,922,710

Total Mutual Funds	21,813,424	189,339	-	22,002,763

Warrants
Basic Materials	16,292	-	-	16,292
Consumer, Cyclical	364,876	-	-	364,876
Financial	160,714	-	-	160,714

Total Warrants	541,882	-	-	541,882

Purchased Options
Communications	34,320	-	-	34,320
Financial	15,680	-	-	15,680

Total Purchased Options	50,000	-	-	50,000

Structured Options (Over the Counter Traded)
Financial	-	260,949	-	260,949

Total Structured Options (Over the Counter Traded)	-	260,949	-	260,949

Total Long-Term Investments	241,081,530	266,592,042	3,831,986	511,505,558

Total Short-Term Investments	-	58,324,884	-	58,324,884

Total Investments	$241,081,530	$324,916,926	$3,831,986	$569,830,442

Fundamental Value Fund
Equities
Common Stock
Basic Materials	$64,321,960	$-	$-	$64,321,960
Communications	81,265,742	-	-	81,265,742
Consumer, Cyclical	97,801,365	-	-	97,801,365
Consumer, Non-cyclical	183,187,528	-	-	183,187,528
Energy	141,762,584	-	-	141,762,584
Financial	259,994,763	-	-	259,994,763
Industrial	130,967,840	5,445,910	-	136,413,750
Technology	83,859,389	-	-	83,859,389
Utilities	33,476,110	-	-	33,476,110

Total Common Stock	1,076,637,281	5,445,910	-	1,082,083,191

Total Equities	1,076,637,281	5,445,910	-	1,082,083,191

Total Long-Term Investments	1,076,637,281	5,445,910	-	1,082,083,191

Total Short-Term Investments	-	7,721,770	-	7,721,770

Total Investments	$1,076,637,281	$13,167,680	$-	$1,089,804,961

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Large Cap Value Fund
Equities
Common Stock
Basic Materials	$23,494,699	$9,465,412	$-	$32,960,111
Communications	16,610,426	-	-	16,610,426
Consumer, Cyclical	90,094,121	1,938,171	-	92,032,292
Consumer, Non-cyclical	129,439,298	17,857,521	-	147,296,819
Diversified	-	8,688,948	-	8,688,948
Energy	101,740,927	10,913,971	-	112,654,898
Financial	155,923,987	26,951,396	-	182,875,383
Industrial	39,334,575	8,720,200	-	48,054,775
Technology	37,074,216	-	-	37,074,216

Total Common Stock	593,712,249	84,535,619	-	678,247,868

Total Equities	593,712,249	84,535,619	-	678,247,868

Bonds & Notes
Total Corporate Debt	-	-	2,151,365	2,151,365

Total Bonds & Notes	-	-	2,151,365	2,151,365

Total Long-Term Investments	593,712,249	84,535,619	2,151,365	680,399,233

Total Short-Term Investments	-	14,414,428	-	14,414,428

Total Investments	$593,712,249	$98,950,047	$2,151,365	$694,813,661

Core Opportunities Fund
Equities
Common Stock
Basic Materials	$2,225,495	$-	$-	$2,225,495
Communications	7,491,942	-	-	7,491,942
Consumer, Cyclical	8,569,698	-	-	8,569,698
Consumer, Non-cyclical	12,172,064	787,894	-	12,959,958
Energy	8,971,658	-	-	8,971,658
Financial	9,954,487	-	-	9,954,487
Industrial	8,726,842	-	-	8,726,842
Technology	8,293,360	-	-	8,293,360
Utilities	1,464,340	-	-	1,464,340

Total Common Stock	67,869,886	787,894	-	68,657,780

Total Equities	67,869,886	787,894	-	68,657,780

Total Mutual Funds	388,660	-	-	388,660

Total Long-Term Investments	68,258,546	787,894	-	69,046,440

Total Short-Term Investments	-	720,141	-	720,141

Total Investments	$68,258,546	$1,508,035	$-	$69,766,581

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Blue Chip Growth Fund
Equities
Common Stock
Basic Materials	$20,466,690	$-	$-	$20,466,690
Communications	118,265,220	5,665,119	-	123,930,339
Consumer, Cyclical	82,436,111	-	-	82,436,111
Consumer, Non-cyclical	58,999,232	492,436	-	59,491,668
Energy	42,880,946	-	-	42,880,946
Financial	56,386,121	432,074	-	56,818,195
Industrial	71,283,434	-	-	71,283,434
Technology	73,034,272	-	-	73,034,272

Total Common Stock	523,752,026	6,589,629	-	530,341,655

Total Equities	523,752,026	6,589,629	-	530,341,655

Total Mutual Funds	1,599	-	-	1,599

Total Long-Term Investments	523,753,625	6,589,629	-	530,343,254

Total Short-Term Investments	-	3,649,008	-	3,649,008

Total Investments	$523,753,625	$10,238,637	$-	$533,992,262

Small Company Value Fund
Equities
Common Stock
Basic Materials	$33,846,961	$-	$-	$33,846,961
Communications	22,496,174	-	-	22,496,174
Consumer, Cyclical	62,377,876	-	-	62,377,876
Consumer, Non-cyclical	62,212,790	-	-	62,212,790
Energy	46,353,421	-	-	46,353,421
Financial	136,151,824	-	-	136,151,824
Industrial	117,532,327	-	-	117,532,327
Technology	20,096,764	-	-	20,096,764
Utilities	27,221,184	-	-	27,221,184

Total Common Stock	528,289,321	-	-	528,289,321

Convertible Preferred Stock
Financial	-	3,145,679	-	3,145,679

Total Convertible Preferred Stock	-	3,145,679	-	3,145,679

Total Equities	528,289,321	3,145,679	-	531,435,000

Total Mutual Funds	2,249,856	-	-	2,249,856

Total Long-Term Investments	530,539,177	3,145,679	-	533,684,856

Total Short-Term Investments	-	18,090,741	-	18,090,741

Total Investments	$530,539,177	$21,236,420	$-	$551,775,597

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Mid Cap Growth Equity Fund
Equities
Common Stock
Basic Materials	$2,991,246	$528,204	$-	$3,519,450
Communications	7,902,143	-	-	7,902,143
Consumer, Cyclical	11,662,219	1,269,443	-	12,931,662
Consumer, Non-cyclical	14,346,583	879,829	-	15,226,412
Energy	3,509,766	118,191	-	3,627,957
Financial	3,195,073	545,817	-	3,740,890
Industrial	6,080,215	1,082,387	-	7,162,602
Technology	10,857,269	-	-	10,857,269

Total Common Stock	60,544,514	4,423,871	-	64,968,385

Total Equities	60,544,514	4,423,871	-	64,968,385

Total Long-Term Investments	60,544,514	4,423,871	-	64,968,385

Total Short-Term Investments	-	1,566,077	-	1,566,077

Total Investments	$60,544,514	$5,989,948	$-	$66,534,462

Small Cap Growth Equity Fund
Equities
Common Stock
Basic Materials	$7,987,820	$-	$-	$7,987,820
Communications	79,948,788	-	-	79,948,788
Consumer, Cyclical	145,799,904	1,927,737	-	147,727,641
Consumer, Non-cyclical	161,548,601	3,507,548	-	165,056,149
Energy	47,388,490	-	-	47,388,490
Financial	59,925,330	-	-	59,925,330
Industrial	155,504,579	1,488,045	-	156,992,624
Technology	131,247,762	1,794,281	-	133,042,043
Utilities	4,447,488	-	-	4,447,488

Total Common Stock	793,798,762	8,717,611	-	802,516,373

Total Equities	793,798,762	8,717,611	-	802,516,373

Total Mutual Funds	6,291,257	-	-	6,291,257

Total Long-Term Investments	800,090,019	8,717,611	-	808,807,630

Total Short-Term Investments	-	8,437,097	-	8,437,097

Total Investments	$800,090,019	$17,154,708	$-	$817,244,727

Diversified International Fund
Equities
Common Stock
Basic Materials	$2,808,133	$14,035,938	$-	$16,844,071
Communications	-	10,784,030	-	10,784,030
Consumer, Cyclical	451,205	17,708,824	-	18,160,029
Consumer, Non-cyclical	-	12,742,335	-	12,742,335
Diversified	-	1,294,256	-	1,294,256
Energy	3,870,472	14,943,145	-	18,813,617

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Diversified International Fund (Continued)
Financial	$1,434,683	$34,223,797	$-	$35,658,480
Industrial	-	9,053,018	-	9,053,018
Technology	-	6,460,005	-	6,460,005
Utilities	-	4,741,744	-	4,741,744

Total Common Stock	8,564,493	125,987,092	-	134,551,585

Preferred Stock
Basic Materials	3,747,280	-	-	3,747,280
Financial	-	468,813	-	468,813
Utilities	-	312,727	-	312,727

Total Preferred Stock	3,747,280	781,540	-	4,528,820

Total Equities	12,311,773	126,768,632	-	139,080,405

Rights
Financial	-	2,013	-	2,013

Total Rights	-	2,013	-	2,013

Total Long-Term Investments	12,311,773	126,770,645	-	139,082,418

Total Short-Term Investments	-	3,401,452	-	3,401,452

Total Investments	$12,311,773	$130,172,097	$-	$142,483,870

Overseas Fund
Equities
Common Stock
Basic Materials	$2,168,440	$55,801,562	$-	$57,970,002
Communications	5,141,505	36,181,300	-	41,322,805
Consumer, Cyclical	3,009,324	51,460,254	-	54,469,578
Consumer, Non-cyclical	1,101,624	126,554,439	-	127,656,063
Diversified	-	10,259,566	-	10,259,566
Energy	3,506,246	27,387,627	-	30,893,873
Financial	7,175,722	116,901,893	-	124,077,615
Industrial	8,290,345	58,564,934	-	66,855,279
Technology	10,021,837	34,499,064	-	44,520,901
Utilities	-	4,981,659	-	4,981,659

Total Common Stock	40,415,043	522,592,298	-	563,007,341

Preferred Stock
Basic Materials	3,167,056	-	-	3,167,056
Financial	-	410,897	-	410,897
Utilities	-	268,869	-	268,869

Total Preferred Stock	3,167,056	679,766	-	3,846,822

Total Equities	43,582,099	523,272,064	-	566,854,163

Warrants
Financial	611,836	-	-	611,836

Total Warrants	611,836	-	-	611,836

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Overseas Fund (Continued)
Rights
Financial	$-	$1,764	$-	$1,764

Total Rights	-	1,764	-	1,764

Total Long-Term Investments	44,193,935	523,273,828	-	567,467,763

Total Short-Term Investments	-	10,849,795	-	10,849,795

Total Investments	$44,193,935	$534,123,623	$-	$578,317,558

The following is the aggregate value by input level as of December 31, 2010 for the Funds’ other financial instruments:

Asset Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
PIMCO Total Return Fund
Forward Contracts
Foreign Exchange Risk	$-	$2,882,696	$-	$2,882,696
Futures Contracts
Interest Rate Risk	851,587	-	-	851,587
Swap Agreements
Credit Risk	-	1,571,535	-	1,571,535
Interest Rate Risk	-	342,939	-	342,939
Strategic Bond Fund
Forward Contracts
Foreign Exchange Risk	-	15,616	-	15,616
Futures Contracts
Interest Rate Risk	597,511	-	-	597,511
Swap Agreements
Credit Risk	-	194,605	-	194,605
Interest Rate Risk	-	957	-	957
Strategic Balanced Fund
Forward Contracts
Foreign Exchange Risk	-	182,499	-	182,499
Futures Contracts
Interest Rate Risk	72,387	-	-	72,387
Global Allocation Fund
Forward Contracts
Foreign Exchange Risk	-	964,237	-	964,237
Futures Contracts
Equity Risk	73,856	-	-	73,856
Swap Agreements
Equity Risk	-	52,757	-	52,757
Indexed Equity Fund
Futures Contracts
Equity Risk	562,806	-	-	562,806
NASDAQ-100 Fund
Futures Contracts
Equity Risk	1,112	-	-	1,112

Notes to Financial Statements (Continued)

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Small Cap Growth Equity Fund
Forward Contracts
Foreign Exchange Risk	$-	$36,872	$-	$36,872
Diversified International Fund
Forward Contracts
Foreign Exchange Risk	-	2,016,566	-	2,016,566
Overseas Fund
Forward Contracts
Foreign Exchange Risk	-	1,594,512	-	1,594,512
Futures Contracts
Equity Risk	12,705	-	-	12,705

Liability Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
PIMCO Total Return Fund
Forward Contracts
Foreign Exchange Risk	$-	$(502,873)	$-	$(502,873)
Futures Contracts
Interest Rate Risk	(605,463)	-	-	(605,463)
Swap Agreements
Credit Risk	-	(42,572)	-	(42,572)
Interest Rate Risk	-	(80,119)	-	(80,119)
Written Options
Interest Rate Risk	(528,766)	(2,498,240)	-	(3,027,006)
Strategic Bond Fund
Forward Contracts
Foreign Exchange Risk	-	(50,940)	-	(50,940)
Futures Contracts
Interest Rate Risk	(495,415)	-	-	(495,415)
Swap Agreements
Credit Risk	-	(47,633)	-	(47,633)
Interest Rate Risk	-	(308,598)	-	(308,598)
Written Options
Interest Rate Risk	(56,031)	-	-	(56,031)
Strategic Balanced Fund
Forward Contracts
Foreign Exchange Risk	-	(63,735)	-	(63,735)
Futures Contracts
Interest Rate Risk	(8,871)	-	-	(8,871)
Written Options
Interest Rate Risk	(7,269)	-	-	(7,269)
Global Allocation Fund
Forward Contracts
Foreign Exchange Risk	-	(139,257)	-	(139,257)
Futures Contracts
Equity Risk	(69,625)	-	-	(69,625)
Written Options
Equity Risk	(674,181)	-	-	(674,181)

Notes to Financial Statements (Continued)

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Small Cap Growth Equity Fund
Forward Contracts
Foreign Exchange Risk	$-	$(48,773)	$-	$(48,773)
Diversified International Fund
Forward Contracts
Foreign Exchange Risk	-	(1,278,326)	-	(1,278,326)
Futures Contracts
Equity Risk	(24,991)	-	-	(24,991)
Overseas Fund
Forward Contracts
Foreign Exchange Risk	-	(3,798,024)	-	(3,798,024)
Futures Contracts
Equity Risk	(5,145)	-	-	(5,145)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In *		Transfers Out *
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs
Strategic Bond Fund	$-	$68,036	$(68,036)	$-
Strategic Balanced Fund	-	7,893	(7,893)	-
Global Allocation Fund	31,554	1,959,553	(1,959,553)	(31,554)
Fundamental Value Fund	-	5,010,174	(5,010,174)	-
Large Cap Value Fund	-	2,877,905	(2,877,905)	-
Core Opportunities Fund	-	522,180	(522,180)	-
Mid Cap Growth Equity Fund	-	223,110	(223,110)	-
Diversified International Fund	-	2,988,195	(2,988,195)	-
Overseas Fund	-	2,873,205	(2,873,205)	-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year. Transfers occurred between Level 1 and Level 2 as a result of securities transitioning between exchange traded and non-exchange traded, as well as certain securities being fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/09	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers into Level 3*	Transfers (out) of Level 3*		Balance as of 12/31/10	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/10
PIMCO Total Return Fund
Long-Term Investments
Bonds & Notes
Corporate Debt	$-	$-	$-	$(10,070)	$1,196,485	$-	$(299,706	)***	$886,709	$(10,070)
Floating Rate Loan Interest	-	-	-	-	2,000,000	-	-		2,000,000	-
Non-U.S. Government Agency Obligations WL Collateral CMO	-	-	-	-	3,881,505	-	(3,881,505	)**	-	-

	$-	$-	$-	$(10,070)	$7,077,990	$-	$(4,181,211)		$2,886,709	$(10,070)

Notes to Financial Statements (Continued)

	Investments in Securities
	Balance as of 12/31/09	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers into Level 3*		Transfers (out) of Level 3*		Balance as of 12/31/10	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/10

Strategic Bond Fund
Long-Term Investments
Equities
Common Stock
Energy	$7,576	$-	$-	$-	$-	$-		$(7,576	)**	$-	$-
Bonds & Notes
Corporate Debt	877,148	-	-	141,444	-	-		(233,858	)***	784,734	141,444

	$884,724	$-	$-	$141,444	$-	$-		$(241,434)		$784,734	$141,444

Strategic Balanced Fund
Long-Term Investments
Equities
Common Stock
Energy	$2,381	$-	$-	$-	$-	$-		$(2,381	)**	$-	$-
Bonds & Notes
Corporate Debt	273,565	-	-	49,878	-	-		(97,441	)***	226,002	49,878
Non-U.S. Government Agency Obligations
Commercial MBS	39,418	-	(26,076)	4,032	-	-		-		17,374	4,032

	$315,364	$-	$(26,076)	$53,910	$-	$-		$(99,822)		$243,376	$53,910

Global Allocation Fund
Long-Term Investments
Bonds & Notes
Corporate Debt	$6,947,952	$-	$121,548	$170,302	$(4,234,518)	$1,073,760	***	$(1,766,296	)****	$2,312,748	$154,601
Non U.S.Government Agency Obligation
Student Loans ABS	2,000	-	-	-	-	-		(2,000	)****	-	-
Floating Rate Loan Interest
Oil & Gas	-	-	151	28,580	1,490,507	-		-		1,519,238	28,580
Sovereign Debt Obligations	1,034,936	-	-	-	-	-		(1,034,936	)****	-	-
Structured Notes	66,306	-	8,921	33	(75,260)	-		-		-	-
Rights
Technology	902	-	-	295	(1,197)	-		-		-	-

	$8,052,096	$-	$130,620	$199,210	$(2,820,468)	$1,073,760		$(2,803,232)		$3,831,986	$183,181

Large Cap Value Fund
Long-Term Investments
Bonds & Notes
Corporate Debt	$1,894,725	$(9,938)	$-	$266,578	$-	$-		$-		$2,151,365	$266,578

Diversified International Fund
Equities
Common Stock
Industrial	$-	$-	$-	$-	$18,597	$-		$(18,597	)*****	$-	$-

Overseas Fund
Equities
Common Stock
Industrial	$-	$-	$-	$-	$23,032	$-		$(23,032	)*****	$-	$-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Levels as a result of securities receiving a price directly from a pricing service rather than being fair valued.
***	Transfers occurred between Levels as a result of changes in liquidity.
****	Transfers occurred between Levels as inputs were more observable.
*****	Transfers represent an election by the Fund to redeem securities in return for a special dividend.

Notes to Financial Statements (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2010, the following table shows how the Fund used these derivatives during the period (marked with an “A”), as well as any additional uses it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	PIMCO Total Return Fund	Strategic Bond Fund	Strategic Balanced Fund	Global Allocation Fund	Indexed Equity Fund	NASDAQ-100 Fund	Mid Cap Growth Equity Fund	Small Cap Growth Equity Fund	Diversified International Fund	Overseas Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A	A	A	A			A	A	A	A
Directional Exposures to Currencies	A	A	A	A					A	A

Futures Contracts**
Hedging/Risk Management	A	A	A	A
Duration/Credit Quality Management	A	A	A
Short-term Cash Deployment				A					A	A
Substitution for Cash Investment	A	A	A		A	A			A	A

Interest Rate Swaps***
Hedging/Risk Management	A	A	A
Duration Management	A	A	A
Substitution for Cash Investment	A

Total Return Swaps****
Hedging/Risk Management		A		A
Substitution for Cash Investment				A
Duration/Credit Quality Management		A
Market Access		A

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management		A	A
Duration/Credit Quality Management		A	A

Credit Default Swaps (Protection Seller)
Hedging/Risk Management	A
Duration/Credit Quality Management	A	A	A
Income		A	A
Directional Investment	A	A	A

Options (Purchased)
Hedging/Risk Management		A	A	A
Duration/Credit Quality Management		A	A
Substitution for Cash Investment				A
Directional Investment				A

Notes to Financial Statements (Continued)

Type of Derivative and Objective for Use	PIMCO Total Return Fund	Strategic Bond Fund	Strategic Balanced Fund	Global Allocation Fund	Indexed Equity Fund	NASDAQ-100 Fund	Mid Cap Growth Equity Fund	Small Cap Growth Equity Fund	Diversified International Fund	Overseas Fund

Options (Sold)
Hedging/Risk Management	A	A	A	A
Duration/Credit Quality Management		A	A
Income		A	A	A
Directional Investment				A

Structured Options
Hedging Risk Management				A
Directional Investment				A

Rights and Warrants
Directional Investment		A	A	A					M	M
Result of Corporate Action				A					A	A

*	Includes any options, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related options, if applicable.
****	Includes any index swaps, if applicable.

At December 31, 2010, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
PIMCO Total Return Fund
Asset Derivatives
Forward Contracts*	$-	$-	$2,882,696	$-	$2,882,696
Futures Contracts^^	-	-	-	851,587	851,587
Swap Agreements*	1,571,535	-	-	342,939	1,914,474

Total Value	$1,571,535	$-	$2,882,696	$1,194,526	$5,648,757

Liability Derivatives
Forward Contracts^	$-	$-	$(502,873)	$-	$(502,873)
Futures Contracts^^	-	-	-	(605,463)	(605,463)
Swap Agreements^	(42,572)	-	-	(80,119)	(122,691)
Written Options^	-	-	-	(3,027,006)	(3,027,006)

Total Value	$(42,572)	$-	$(502,873)	$(3,712,588)	$(4,258,033)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$(1,988,159)	$-	$(1,988,159)
Futures Contracts	-	-	-	(608,367)	(608,367)
Swap Agreements	239,166	-	-	-	239,166
Written Options	-	-	-	270,200	270,200

Total Realized Gain (Loss)	$239,166	$-	$(1,988,159)	$(338,167)	$(2,087,160)

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$2,379,823	$-	$2,379,823
Futures Contracts	-	-	-	246,124	246,124
Swap Agreements	457,325	-	-	(76,726)	380,599
Written Options	-	-	-	(1,268,984)	(1,268,984)

Total Change in Appreciation (Depreciation)	$457,325	$-	$2,379,823	$(1,099,586)	$1,737,562

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
PIMCO Total Return Fund (Continued)
Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$162,888,922	$-	$162,888,922
Futures Contracts	-	-	-	1,725	1,725
Swap Agreements	$44,100,000	$-	$-	$64,000,000	$108,100,000
Written Options	-	-	-	133,112,500	133,112,500

Strategic Bond Fund
Asset Derivatives
Forward Contracts*	$-	$-	$15,616	$-	$15,616
Futures Contracts^^	-	-	-	597,511	597,511
Swap Agreements*	194,605	-	-	957	195,562
Purchased Options*	-	-	-	201	201

Total Value	$194,605	$-	$15,616	$598,669	$808,890

Liability Derivatives
Forward Contracts^	$-	$-	$(50,940)	$-	$(50,940)
Futures Contracts^^	-	-	-	(495,415)	(495,415)
Swap Agreements^	(47,633)	-	-	(308,598)	(356,231)
Written Options^	-	-	-	(56,031)	(56,031)

Total Value	$(47,633)	$-	$(50,940)	$(860,044)	$(958,617)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$(274,532)	$-	$(274,532)
Futures Contracts	-	-	-	(1,816,735)	(1,816,735)
Swap Agreements	327,943	-	-	49,638	377,581
Purchased Options	-	-	-	(92,853)	(92,853)
Written Options	-	-	-	94,457	94,457

Total Realized Gain (Loss)	$327,943	$-	$(274,532)	$(1,765,493)	$(1,712,082)

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(35,324)	$-	$(35,324)
Futures Contracts	-	-	-	(134,357)	(134,357)
Swap Agreements	144,605	-	-	(328,492)	(183,887)
Purchased Options	-	-	-	(1,841)	(1,841)
Written Options	-	-	-	16,307	16,307

Total Change in Appreciation (Depreciation)	$144,605	$-	$(35,324)	$(448,383)	$(339,102)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$6,661,567	$-	$6,661,567
Futures Contracts	-	-	-	436	436
Swap Agreements	$9,344,352	$-	$-	$6,027,177	$15,371,529
Purchased Options	-	-	-	94	94
Written Options	-	-	-	95	95
Warrants	-	258	-	-	258
Strategic Balanced Fund
Asset Derivatives
Forward Contracts*	$-	$-	$182,499	$-	$182,499
Futures Contracts^^	-	-	-	72,387	72,387
Purchased Options*	-	-	-	17	17

Total Value	$-	$-	$182,499	$72,404	$254,903

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Strategic Balanced Fund (Continued)
Liability Derivatives
Forward Contracts^	$-	$-	$(63,735)	$-	$(63,735)
Futures Contracts^^	-	-	-	(8,871)	(8,871)
Written Options^	-	-	-	(7,269)	(7,269)

Total Value	$-	$-	$(63,735)	$(16,140)	$(79,875)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$142,230	$-	$142,230
Futures Contracts	-	(13,136)	-	229,102	215,966
Swap Agreements	449,976	-	-	(35,273)	414,703
Purchased Options	-	-	-	(13,332)	(13,332)
Written Options	-	-	-	13,233	13,233
Rights	-	10,194	-	-	10,194

Total Realized Gain (Loss)	$449,976	$(2,942)	$142,230	$193,730	$782,994

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$85,150	$-	$85,150
Futures Contracts	-	609	-	105,058	105,667
Swap Agreements	(497,821)	-	-	-	(497,821)
Purchased Options	-	-	-	(153)	(153)
Written Options	-	-	-	2,417	2,417

Total Change in Appreciation (Depreciation)	$(497,821)	$609	$85,150	$107,322	$(304,740)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$8,446,295	$-	$8,446,295
Futures Contracts	-	-	-	76	76
Swap Agreements	$621,751	$-	$-	$460,500	$1,082,251
Purchased Options	-	-	-	13	13
Written Options	-	-	-	14	14
Rights	-	20,688 ††	-	-	20,688 ††
Warrants	-	81	-	-	81

Global Allocation Fund Asset Derivatives
Forward Contracts*	$-	$-	$964,237	$-	$964,237
Futures Contracts^^	-	73,856	-	-	73,856
Swap Agreements*	-	52,757	-	-	52,757
Purchased Options*	-	50,000	-	-	50,000
Structured Options*	-	295,457	-	-	295,457
Warrants*	-	541,882	-	-	541,882

Total Value	$-	$1,013,952	$964,237	$-	$1,978,189

Liability Derivatives
Forward Contracts^	$-	$-	$(139,257)	$-	$(139,257)
Futures Contracts^^	-	(69,625)	-	-	(69,625)
Written Options^	-	(674,181)	-	-	(674,181)
Structured Options*	-	(34,508)	-	-	(34,508)

Total Value	$-	$(778,314)	$(139,257)	$-	$(917,571)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Global Allocation Fund (Continued)
Realized Gain (Loss)#
Forward Contracts	$-	$-	$(1,849,265)	$-	$(1,849,265)
Futures Contracts	-	118,808	-	-	118,808
Swap Agreements	-	(198,296)	-	-	(198,296)
Purchased Options	-	(624,861)	-	-	(624,861)
Written Options	-	559,643	-	-	559,643
Structured Options	-	(156,180)	-	-	(156,180)
Rights	-	9,791	-	-	9,791
Warrants	-	36,543	-	-	36,543

Total Realized Gain (Loss)	$-	$(254,552)	$(1,849,265)	$-	$(2,103,817)

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$1,109,751	$-	$1,109,751
Futures Contracts	-	(273,392)	-	-	(273,392)
Swap Agreements	-	160,860	-	-	160,860
Purchased Options	-	333,805	-	-	333,805
Written Options	-	(295,647)	-	-	(295,647)
Structured Options	-	218,567	-	-	218,567
Rights	-	296	-	-	296
Warrants	-	68,877	-	-	68,877

Total Change in Appreciation (Depreciation)	$-	$213,366	$1,109,751	$-	$1,323,117

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$35,548,056	$-	$35,548,056
Futures Contracts	-	155	-	-	155
Swap Agreements	$-	$6,434,754	$-	$-	$6,434,754
Purchased Options	-	32	-	-	32
Written Options	-	1,180	-	-	1,180
Structured Options	-	11,380	-	-	11,380
Rights	-	23,562 ††	-	-	23,562 ††
Warrants	-	87,289	-	-	87,289

Indexed Equity Fund
Asset Derivatives
Futures Contracts^^	$-	$562,806	$-	$-	$562,806

Realized Gain (Loss)#
Futures Contracts	$-	$1,737,889	$-	$-	$1,737,889

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$176,778	$-	$-	$176,778

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	$-	$113	$-	$-	$113
NASDAQ-100 Fund
Asset Derivatives
Futures Contracts^^	$-	$1,112	$-	$-	$1,112

Realized Gain (Loss)#
Futures Contracts	$-	$117,301	$-	$-	$117,301

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$(2,674)	$-	$-	$(2,674)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
NASDAQ-100 Fund (Continued)
Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	$-	$16	$-	$-	$16

Mid Cap Growth Equity Fund
Realized Gain (Loss)#
Forward Contracts	$-	$-	$(55,957)	$-	$(55,957)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$919,052	$-	$919,052

Small Cap Growth Equity Fund
Asset Derivatives
Forward Contracts*	$-	$-	$36,872	$-	$36,872

Liability Derivatives
Forward Contracts^	$-	$-	$(48,773)	$-	$(48,773)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$(98,042)	$-	$(98,042)

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(11,901)	$-	$(11,901)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$1,134,078	$-	$1,134,078

Diversified International Fund
Asset Derivatives
Forward Contracts*	$-	$-	$2,016,566	$-	$2,016,566
Rights*	-	2,013	-	-	2,013

Total Value	$-	$2,013	$2,016,566	$-	$2,018,579

Liability Derivatives
Forward Contracts^	$-	$-	$(1,278,326)	$-	$(1,278,326)
Futures Contracts^^	-	(24,991)	-	-	(24,991)

Total Value	$-	$(24,991)	$(1,278,326)	$-	$(1,303,317)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$2,082,304	$-	$2,082,304
Futures Contracts	-	64,798	-	-	64,798
Rights	-	101,023	-	-	101,023
Warrants	-	77,978	-	-	77,978

Total Realized Gain (Loss)	$-	$243,799	$2,082,304	$-	$2,326,103

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$359,585	$-	$359,585
Futures Contracts	-	(82,280)	-	-	(82,280)
Rights	-	2,013	-	-	2,013
Warrants	-	3,279	-	-	3,279

Total Change in Appreciation (Depreciation)	$-	$(76,988)	$359,585	$-	$282,597

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$87,189,604	$-	$87,189,604
Futures Contracts	-	31	-	-	31
Rights	-	389	-	-	389
Warrants	-	63,200	-	-	63,200

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Overseas Fund
Asset Derivatives
Forward Contracts*	$-	$-	$1,594,512	$-	$1,594,512
Futures Contracts^^	-	12,705	-	-	12,705
Rights*	-	1,764	-	-	1,764
Warrants*	-	611,836	-	-	611,836

Total Value	$-	$626,305	$1,594,512	$-	$2,220,817

Liability Derivatives
Forward Contracts^	$-	$-	$(3,798,024)	$-	$(3,798,024)
Futures Contracts^^	-	(5,145)	-	-	(5,145)

Total Value	$-	$(5,145)	$(3,798,024)	$-	$(3,803,169)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$3,188,710	$-	$3,188,710
Futures Contracts	-	50,174	-	-	50,174
Rights	-	280,385	-	-	280,385
Warrants	-	13,278	-	-	13,278

Total Realized Gain (Loss)	$-	$343,837	$3,188,710	$-	$3,532,547

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(2,735,791)	$-	$(2,735,791)
Futures Contracts	-	(41,386)	-	-	(41,386)
Rights	-	1,764	-	-	1,764
Warrants	-	110,534	-	-	110,534

Total Change in Appreciation (Depreciation)	$-	$70,912	$(2,735,791)	$-	$(2,664,879)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$100,773,404	$-	$100,773,404
Futures Contracts	-	16	-	-	16
Rights	-	387,094 ††	-	-	387,094 ††
Warrants	-	81,382	-	-	81,382

*	Statements of Assets and Liabilities location: Investments, at value, Receivables from: open forward foreign currency contracts or open swap agreements, at value, as applicable.
^	Statements of Assets and Liabilities location: Payables for: written options outstanding, open forward foreign currency contracts, or open swap agreements, at value, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, written options, swap agreements, or foreign currency transactions, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, written options, swap agreements, or translation of assets and liabilities in foreign currencies, as applicable.
†	Amount(s) disclosed represent average number of contracts, notional amounts, or shares/units outstanding, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2010.
††	Contracts here represent activity that occurred within the month.

Notes to Financial Statements (Continued)

The Strategic Bond Fund and Strategic Balanced Fund had no change in appreciation (depreciation) and no realized gain (loss) on warrants during the year ended December 31, 2010.

Further details regarding the derivatives and other investments held by the Funds during the year ended December 31, 2010, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may use foreign currency exchange transactions for hedging purposes to protect against two principal risks. First, if a Fund has assets or liabilities denominated in foreign (non-U.S. dollar) currencies, the Fund is exposed to the risk that the values of those assets or liabilities in U.S. dollars may fall or rise due to changes in currency exchange rates. Second, if the Fund agrees, or expects, to receive or deliver an asset denominated in a foreign currency, it is exposed to currency exchange risk until the date of receipt or delivery. In order to reduce those risks, a Fund may enter into foreign currency futures or forward contracts, each of which calls for the Fund to purchase or sell a foreign currency at a time in the future at a price determined at the time the contract is entered into. Futures contracts are exchange-traded and typically have minimal exposure to counterparty risk; forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. Each type of arrangement may require the Fund to post margin.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. See “Futures Contracts” below, for information regarding the accounting treatment of futures contracts.

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open forward foreign currency contracts at December 31, 2010. A Fund’s current exposure to a counterparty is typically the fair value of the contract.

	Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
PIMCO Total Return Fund
BUYS
	Barclays Bank PLC	1,000,000	Australian Dollar	1/28/11	$989,173	$1,020,590	$31,417
	Barclays Bank PLC	911,000	Canadian Dollar	2/17/11	894,157	915,030	20,873
	Barclays Bank PLC	45,660,000	Indian Rupee	1/12/11	1,000,000	1,019,677	19,677
	Barclays Bank PLC	40,862,000	Indian Rupee	3/09/11	904,227	903,066	(1,161)
	Barclays Bank PLC	81,145,720	Mexican Peso	2/22/11	6,298,031	6,551,301	253,270
	Barclays Bank PLC	2,111,982	New Turkish Lira	1/27/11	1,400,000	1,366,972	(33,028)
	Barclays Bank PLC	24,872,770	Philippine Peso	2/07/11	566,669	567,916	1,247
	Barclays Bank PLC	4,248,000	Philippine Peso	4/15/11	100,000	96,912	(3,088)
	Barclays Bank PLC	66,762,500	Philippine Peso	6/15/11	1,500,000	1,520,440	20,440
	Barclays Bank PLC	8,672,000	Philippine Peso	11/15/11	200,000	196,875	(3,125)
	Barclays Bank PLC	4,370,400	South African Rand	1/28/11	600,000	661,073	61,073
	Barclays Bank PLC	115,313,000	South Korean Won	1/19/11	100,000	101,525	1,525
	Barclays Bank PLC	820,580,000	South Korean Won	5/09/11	729,173	719,041	(10,132)

					15,281,430	15,640,418	358,988

	Credit Suisse Securities LLC	2,515,000	Australian Dollar	1/28/11	2,391,282	2,566,783	175,501
	Credit Suisse Securities LLC	452,730	New Turkish Lira	1/27/11	300,000	293,028	(6,972)

					2,691,282	2,859,811	168,529

	Goldman Sachs & Co.	4,270,000	Philippine Peso	6/15/11	100,000	97,244	(2,756)
	Goldman Sachs & Co.	15,403,500	Philippine Peso	11/15/11	350,000	349,696	(304)
	Goldman Sachs & Co.	257,060	Singapore Dollar	3/09/11	200,000	200,322	322
	Goldman Sachs & Co.	1,747,330	Singapore Dollar	6/09/11	1,350,000	1,361,616	11,616
	Goldman Sachs & Co.	1,120,400,000	South Korean Won	5/09/11	1,003,014	981,762	(21,252)

					3,003,014	2,990,640	(12,374)

	JP Morgan Chase Bank	38,474,060	Brazilian Real	3/02/11	22,538,992	22,882,547	343,555
	JP Morgan Chase Bank	24,285,000	Canadian Dollar	2/17/11	24,079,724	24,392,431	312,707
	JP Morgan Chase Bank	20,250,750	Chinese Yuan Renminbi	11/15/11	3,100,000	3,087,999	(12,001)
	JP Morgan Chase Bank	45,660,000	Indian Rupee	5/09/11	980,249	997,797	17,548
	JP Morgan Chase Bank	10,153,000,000	Indonesian Rupiah	4/15/11	1,100,000	1,109,174	9,174

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
PIMCO Total Return Fund (Continued)
JP Morgan Chase Bank	28,352,500,000	Indonesian Rupiah	7/27/11	$3,060,410	$3,048,080	$(12,330)
JP Morgan Chase Bank	5,577,900	Malaysian Ringgit	2/07/11	1,800,000	1,804,599	4,599
JP Morgan Chase Bank	53,451,234	Mexican Peso	2/22/11	4,300,000	4,315,386	15,386
JP Morgan Chase Bank	2,094,760	New Turkish Lira	1/27/11	1,400,000	1,355,825	(44,175)
JP Morgan Chase Bank	14,690,118	Philippine Peso	2/07/11	333,336	335,416	2,080
JP Morgan Chase Bank	17,286,000	Philippine Peso	4/15/11	400,000	394,354	(5,646)
JP Morgan Chase Bank	114,341,000	Philippine Peso	6/15/11	2,607,628	2,603,985	(3,643)
JP Morgan Chase Bank	46,029,000	Philippine Peso	11/15/11	1,050,000	1,044,967	(5,033)
JP Morgan Chase Bank	788,559	Singapore Dollar	1/14/11	599,999	614,486	14,487
JP Morgan Chase Bank	775,980	Singapore Dollar	3/09/11	600,000	604,705	4,705
JP Morgan Chase Bank	3,604,997	Singapore Dollar	6/09/11	2,775,247	2,809,211	33,964
JP Morgan Chase Bank	20,536,090	South African Rand	1/28/11	2,947,413	3,106,316	158,903
JP Morgan Chase Bank	6,272,550	South African Rand	4/28/11	900,000	936,793	36,793
JP Morgan Chase Bank	4,302,632,181	South Korean Won	1/19/11	3,799,999	3,788,180	(11,819)
JP Morgan Chase Bank	7,961,635,181	South Korean Won	5/09/11	6,954,256	6,976,467	22,211

				85,327,253	86,208,718	881,465

Royal Bank of Scotland PLC	2,515,000	Australian Dollar	1/28/11	2,394,064	2,566,783	172,719
Royal Bank of Scotland PLC	502,000	Canadian Dollar	2/17/11	495,802	504,221	8,419
Royal Bank of Scotland PLC	23,000,000	Indian Rupee	3/09/11	511,111	508,309	(2,802)
Royal Bank of Scotland PLC	788,559	Singapore Dollar	6/09/11	599,086	614,488	15,402
Royal Bank of Scotland PLC	163,000,000	South Korean Won	5/09/11	144,076	142,830	(1,246)

				4,144,139	4,336,631	192,492

UBS AG	17,460,900	Mexican Peso	2/22/11	1,400,000	1,409,706	9,706
UBS AG	310,730	New Turkish Lira	1/27/11	200,000	201,119	1,119
UBS AG	232,300,000	South Korean Won	5/09/11	200,000	203,555	3,555

				1,800,000	1,814,380	14,380

				$112,247,118	$113,850,598	$1,603,480

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
PIMCO Total Return Fund (Continued)
SELLS
Barclays Bank PLC	2,515,000	Australian Dollar	1/28/11	$2,436,834	$2,566,783	$(129,949)
Barclays Bank PLC	2,047,000	Euro	1/25/11	2,692,454	2,741,464	(49,010)

				5,129,288	5,308,247	(178,959)

Credit Suisse Securities LLC	100,000	Euro	1/06/11	132,951	133,930	(979)
Credit Suisse Securities LLC	300,000	Euro	1/25/11	397,877	401,778	(3,901)

				530,828	535,708	(4,880)

Goldman Sachs & Co.	200,000	Euro	1/25/11	264,406	267,852	(3,446)

JP Morgan Chase Bank	25,815,000	Euro	1/06/11	35,160,546	34,573,916	586,630
JP Morgan Chase Bank	1,718,000	Euro	1/25/11	2,277,734	2,300,847	(23,113)
JP Morgan Chase Bank	45,660,000	Indian Rupee	1/12/11	998,469	1,019,676	(21,207)
JP Morgan Chase Bank	4,417,945,181	South Korean Won	1/19/11	3,826,055	3,889,705	(63,650)

				42,262,804	41,784,144	478,660

Royal Bank of Scotland PLC	20,620,000	British Pound	3/21/11	32,234,318	32,142,075	92,243
Royal Bank of Scotland PLC	100,000	Euro	1/06/11	132,984	133,930	(946)
Royal Bank of Scotland PLC	697,000	Euro	1/25/11	923,695	933,463	(9,768)
Royal Bank of Scotland PLC	788,559	Singapore Dollar	1/14/11	599,118	614,485	(15,367)

				33,890,115	33,823,953	66,162

UBS AG	100,000	Euro	1/06/11	132,906	133,930	(1,024)
UBS AG	7,358,000	Euro	1/25/11	10,274,097	9,854,267	419,830

				10,407,003	9,988,197	418,806

				$92,484,444	$91,708,101	$776,343

Strategic Bond Fund
BUYS
Citibank N.A.	452,844	Euro	2/14/11	$620,508	$606,446	$(14,062)

SELLS
Citibank N.A.	1,343,698	Euro	2/14/11	1,776,571	1,799,471	(22,900)
Citibank N.A.	89,300,000	Japanese Yen	2/14/11	1,087,261	1,101,239	(13,978)

				2,863,832	2,900,710	(36,878)

UBS AG	466,893	Euro	2/14/11	640,876	625,260	15,616

				$3,504,708	$3,525,970	$(21,262)

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/ Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Strategic Balanced Fund
BUYS
Citibank N.A.	38,884	Euro	2/14/11	$53,280	$52,073	$(1,207)
Citibank N.A.	2,324,758	Japanese Yen	2/14/11	28,305	28,669	364

				81,585	80,742	(843)

Credit Suisse Securities LLC	63,125	Euro	2/22/11	82,104	84,534	2,430
Credit Suisse Securities LLC	12,930,321	Japanese Yen	2/22/11	156,033	159,468	3,435

				238,137	244,002	5,865

Deutsche Bank AG	170,528	British Pound	2/22/11	275,353	265,876	(9,477)
Deutsche Bank AG	354,438	Euro	2/22/11	484,638	474,648	(9,990)
Deutsche Bank AG	7,229,772	Japanese Yen	2/22/11	86,276	89,164	2,888

				846,267	829,688	(16,579)

HSBC Bank PLC	76,485	Euro	2/22/11	100,548	102,425	1,877

JP Morgan Chase Bank	306,575	Canadian Dollar	2/14/11	302,318	307,954	5,636

Royal Bank of Canada	88,783	Australian Dollar	2/22/11	85,699	90,329	4,630
Royal Bank of Canada	20,491,122	Japanese Yen	2/22/11	246,676	252,715	6,039

				332,375	343,044	10,669

Royal Bank of Scotland PLC	936,775	Australian Dollar	2/22/11	912,555	953,093	40,538
Royal Bank of Scotland PLC	177,688	Singapore Dollar	2/22/11	137,162	138,468	1,306
Royal Bank of Scotland PLC	2,985,007	Swedish Krona	2/22/11	436,417	443,026	6,609
Royal Bank of Scotland PLC	739,653	Swiss Franc	2/22/11	748,611	792,182	43,571

				2,234,745	2,326,769	92,024

State Street Bank and Trust Co.	62,267	Euro	2/22/11	82,294	83,385	1,091

Westpac Banking Corp.	12,517,464	Japanese Yen	2/22/11	150,622	154,377	3,755

				$4,368,891	$4,472,386	$103,495

SELLS
Citibank N.A.	153,908	Euro	2/14/11	$203,490	$206,113	$(2,623)

Credit Suisse Securities LLC	67,388	British Pound	2/22/11	104,672	105,068	(396)
Credit Suisse Securities LLC	356,652	Canadian Dollar	2/14/11	351,964	358,256	(6,292)

				456,636	463,324	(6,688)

JP Morgan Chase Bank	13,188,280	Japanese Yen	2/14/11	160,371	162,637	(2,266)

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Strategic Balanced Fund (Continued)
Royal Bank of Scotland PLC	360,300	British Pound	2/22/11	$578,219	$561,757	$16,462
Royal Bank of Scotland PLC	204,553	Canadian Dollar	2/22/11	200,279	205,433	(5,154)
Royal Bank of Scotland PLC	458,000	Euro	2/22/11	627,864	613,333	14,531
Royal Bank of Scotland PLC	4,628,524	Hong Kong Dollar	2/22/11	597,346	595,692	1,654

				2,003,708	1,976,215	27,493

State Street Bank and Trust Co.	235,995	British Pound	2/22/11	375,512	367,948	7,564
State Street Bank and Trust Co.	333,630	Euro	2/22/11	450,379	446,782	3,597

				825,891	814,730	11,161

UBS AG	69,537	Euro	2/14/11	95,450	93,124	2,326

Westpac Banking Corp.	123,537	Australian Dollar	2/22/11	119,928	125,689	(5,761)
Westpac Banking Corp.	13,288	British Pound	2/22/11	21,191	20,718	473
Westpac Banking Corp.	38,630	Euro	2/22/11	51,553	51,731	(178)
Westpac Banking Corp.	36,823,617	Japanese Yen	2/22/11	442,838	454,142	(11,304)
Westpac Banking Corp.	97,641	Swiss Franc	2/22/11	98,818	104,575	(5,757)

				734,328	756,855	(22,527)

				$4,479,874	$4,472,998	$6,876

Cross Currency Forwards
Credit Suisse Securities LLC	91,333	USD/Swiss Franc	2/22/11	$93,579	$97,819	$4,240
	68,323	Euro/USD	2/22/11	93,579	91,495	2,084

					$189,314	$6,324

Deutsche Bank AG	848,125	USD/Hong Kong Dollar	2/22/11	$109,379	$109,154	$(225)
	142,068	Singapore Dollar/USD	2/22/11	109,379	110,710	(1,331)

					$219,864	$(1,556)

Merrill Lynch International	38,887	USD/Swiss Franc	2/22/11	$39,355	$41,649	$2,294
	29,942	Euro/USD	2/22/11	39,355	40,097	(742)

					$81,746	$1,552

Royal Bank of Canada	4,192,297	USD/Japanese Yen	2/22/11	$50,159	$51,703	$1,544
	50,467	Canadian Dollar/USD	2/22/11	50,159	50,684	(525)

					$102,387	$1,019

Royal Bank of Canada	80,787	USD/Singapore Dollar	2/22/11	$62,089	$62,955	$866
	45,845	Euro/USD	2/22/11	62,089	61,394	695

					$124,349	$1,561

Royal Bank of Scotland PLC	240,856	USD/Hong Kong Dollar	2/22/11	$31,006	30,998	(8)
	23,526	Euro/USD	2/22/11	31,006	31,505	(499)

					$62,503	$(507)

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Global Allocation Fund
BUYS
Barclays Bank PLC	1,123,530	Euro	1/06/11	$1,516,766	$1,504,739	$(12,027)
Barclays Bank PLC	800,790	Euro	1/20/11	1,072,002	1,072,473	471

				2,588,768	2,577,212	(11,556)

Credit Suisse Securities LLC	549,755	British Pound	1/27/11	859,300	857,317	(1,983)
Credit Suisse Securities LLC	602,607	Canadian Dollar	1/14/11	587,800	605,704	17,904
Credit Suisse Securities LLC	406,680	Euro	1/07/11	549,425	544,664	(4,761)
Credit Suisse Securities LLC	1,506,790	Euro	1/14/11	1,975,869	2,018,014	42,145
Credit Suisse Securities LLC	802,000	Euro	1/19/11	1,061,046	1,074,095	13,049

				5,033,440	5,099,794	66,354

Deutsche Bank AG	1,204,799	Canadian Dollar	1/14/11	1,181,964	1,210,991	29,027
Deutsche Bank AG	578,871	Euro	1/07/11	784,365	775,279	(9,086)
Deutsche Bank AG	881,083	Euro	1/13/11	1,148,430	1,180,019	31,589
Deutsche Bank AG	810,776	Euro	1/27/11	1,084,284	1,085,836	1,552
Deutsche Bank AG	186,002,133	Japanese Yen	1/07/11	2,233,187	2,292,834	59,647
Deutsche Bank AG	1,278,905,000	South Korean Won	1/06/11	1,110,161	1,126,768	16,607
Deutsche Bank AG	1,278,905,000	South Korean Won	2/07/11	1,128,280	1,124,856	(3,424)

				8,670,671	8,796,583	125,912

JP Morgan Chase Bank	1,206,020	Euro	1/07/11	1,629,508	1,615,215	(14,293)
JP Morgan Chase Bank	804,010	Euro	1/19/11	1,063,910	1,076,787	12,877
JP Morgan Chase Bank	2,447,580	Singapore Dollar	5/16/11	1,900,000	1,907,319	7,319
JP Morgan Chase Bank	1,929,593	Swiss Franc	1/06/11	1,944,547	2,065,444	120,897
JP Morgan Chase Bank	1,689,837	Swiss Franc	1/14/11	1,683,105	1,808,989	125,884
JP Morgan Chase Bank	20,716,500	Taiwan Dollar	5/16/11	700,000	713,292	13,292

				8,921,070	9,187,046	265,976

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Global Allocation Fund (Continued)
UBS AG	750,210	Euro	1/06/11	$1,013,841	$1,004,753	$(9,088)
UBS AG	1,619,722	Euro	1/13/11	2,109,445	2,169,265	59,820
UBS AG	1,605,020	Euro	1/27/11	2,147,437	2,149,531	2,094
UBS AG	205,233,131	Japanese Yen	1/07/11	2,461,419	2,529,893	68,474
UBS AG	3,548,400	Norwegian Krone	1/28/11	600,000	608,350	8,350
UBS AG	684,030,000	South Korean Won	1/06/11	592,798	602,659	9,861
UBS AG	684,030,000	South Korean Won	2/07/11	603,334	601,636	(1,698)

				9,528,274	9,666,087	137,813

				$34,742,223	$35,326,722	$584,499

SELLS
Barclays Bank PLC	2,876,341	South African Rand	1/21/11	$418,925	$435,532	$(16,607)

Deutsche Bank AG	1,278,905,000	South Korean Won	1/06/11	1,128,778	1,126,768	2,010

UBS AG	684,030,000	South Korean Won	1/06/11	604,267	602,659	1,608
UBS AG	2,265,450	South African Rand	1/21/11	329,952	343,032	(13,080)

				934,219	945,691	(11,472)

				$2,481,922	$2,507,991	$(26,069)

Cross Currency Forwards
Credit Suisse Securities LLC	1,229,142	USD/Swiss Franc	1/19/11	$1,243,945	$1,315,891	$71,946
	940,430	Euro/USD	1/19/11	1,243,945	1,259,490	(15,545)

					$2,575,381	$56,401

Credit Suisse Securities LLC	1,209,668	USD/Swiss Franc	1/20/11	$1,228,151	$1,295,058	$66,907
	925,530	Euro/USD	1/20/11	1,228,151	1,239,533	(11,382)

					$2,534,591	$55,525

UBS AG	1,524,179	USD/Swiss Franc	1/19/11	$1,550,538	$1,631,750	$81,212
	1,166,880	Euro/USD	1/19/11	1,550,538	1,562,768	(12,230)

					$3,194,518	$68,982

UBS AG	1,802,458	USD/Swiss Franc	1/20/11	$1,829,999	1,929,694	99,695
	1,376,910	Euro/USD	1/20/11	1,829,999	1,844,052	(14,053)

					$3,773,746	$85,642

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Small Cap Growth Equity Fund
BUYS
Barclays Bank PLC	68,000	Australian Dollar	1/5/11	$66,708	$69,598	$2,890

Deutsche Bank AG	382,000	Australian Dollar	1/5/11	372,897	390,977	18,080

UBS AG	172,000	Australian Dollar	1/5/11	169,248	176,042	6,794

Westpac Banking Corp.	158,000	Australian Dollar	1/5/11	152,604	161,712	9,108

				$761,457	$798,329	$36,872

SELLS
Barclays Bank PLC	780,000	Australian Dollar	1/5/11	$749,557	$798,330	$(48,773)

Diversified International Fund
BUYS
State Street Bank and Trust Co.	8,790,000	Australian Dollar	1/18/11	$8,447,100	$8,982,086	$534,986
State Street Bank and Trust Co.	1,066,000	British Pound	1/18/11	1,696,496	1,662,485	(34,011)
State Street Bank and Trust Co.	4,085,000	Euro	1/18/11	5,724,230	5,470,927	(253,303)
State Street Bank and Trust Co.	202,161,000	Japanese Yen	1/18/11	2,398,797	2,492,317	93,520
State Street Bank and Trust Co.	9,949,000	New Zealand Dollar	1/18/11	7,491,422	7,735,449	244,027
State Street Bank and Trust Co.	39,560,000	Norwegian Krone	1/18/11	6,764,445	6,785,611	21,166
State Street Bank and Trust Co.	47,076,000	Swedish Krona	1/18/11	7,032,041	6,995,569	(36,472)
State Street Bank and Trust Co.	10,773,000	Swiss Franc	1/18/11	10,749,505	11,533,182	783,677

				$50,304,036	$51,657,626	$1,353,590

SELLS
State Street Bank and Trust Co.	1,684,000	Australian Dollar	1/18/11	$1,617,103	$1,720,800	$(103,697)
State Street Bank and Trust Co.	4,724,000	British Pound	1/18/11	7,410,919	7,367,333	43,586
State Street Bank and Trust Co.	5,940,000	Canadian Dollar	1/18/11	5,823,909	5,970,077	(146,168)
State Street Bank and Trust Co.	11,823,000	Euro	1/18/11	16,129,821	15,834,217	295,604
State Street Bank and Trust Co.	672,477,000	Japanese Yen	1/18/11	8,103,619	8,290,550	(186,931)
State Street Bank and Trust Co.	1,041,000	New Zealand Dollar	1/18/11	799,738	809,388	(9,650)
State Street Bank and Trust Co.	21,961,000	Norwegian Krone	1/18/11	3,541,386	3,766,908	(225,522)
State Street Bank and Trust Co.	6,540,000	Swiss Franc	1/18/11	6,718,914	7,001,486	(282,572)

				$50,145,409	$50,760,759	$(615,350)

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Overseas Fund
BUYS
State Street Bank and Trust Co.	6,332,000	Australian Dollar	1/18/11	$6,100,202	$6,470,372	$370,170
State Street Bank and Trust Co.	380,000	British Pound	1/18/11	604,755	592,631	(12,124)
State Street Bank and Trust Co.	3,482,000	Euro	1/18/11	4,879,257	4,663,346	(215,911)
State Street Bank and Trust Co.	137,933,000	Japanese Yen	1/18/11	1,636,682	1,700,490	63,808
State Street Bank and Trust Co.	7,802,000	New Zealand Dollar	1/18/11	5,878,995	6,066,134	187,139
State Street Bank and Trust Co.	33,639,000	Norwegian Krone	1/18/11	5,749,337	5,770,000	20,663
State Street Bank and Trust Co.	40,469,000	Swedish Krona	1/18/11	6,045,112	6,013,758	(31,354)
State Street Bank and Trust Co.	9,145,000	Swiss Franc	1/18/11	9,125,395	9,790,304	664,909

				$40,019,735	$41,067,035	$1,047,300

SELLS
State Street Bank and Trust Co.	946,000	Australian Dollar	1/18/11	$911,339	$966,673	$(55,334)
State Street Bank and Trust Co.	615,000	Australian Dollar	8/12/11	534,312	611,923	(77,611)
State Street Bank and Trust Co.	400,000	Australian Dollar	9/12/11	351,268	396,378	(45,110)
State Street Bank and Trust Co.	1,013,000	Australian Dollar	9/16/11	939,276	1,003,300	(64,024)
State Street Bank and Trust Co.	1,165,000	Australian Dollar	9/21/11	1,109,382	1,153,088	(43,706)
State Street Bank and Trust Co.	3,682,000	British Pound	1/18/11	5,783,345	5,742,278	41,067
State Street Bank and Trust Co.	5,234,000	Canadian Dollar	1/18/11	5,139,182	5,260,503	(121,321)
State Street Bank and Trust Co.	9,009,000	Euro	1/18/11	12,312,261	12,065,505	246,756
State Street Bank and Trust Co.	593,416,000	Japanese Yen	1/18/11	7,143,085	7,315,856	(172,771)
State Street Bank and Trust Co.	280,000,000	Japanese Yen	3/01/11	3,156,423	3,453,455	(297,032)
State Street Bank and Trust Co.	92,000,000	Japanese Yen	7/01/11	1,046,394	1,136,539	(90,145)
State Street Bank and Trust Co.	173,000,000	Japanese Yen	7/20/11	1,991,229	2,137,857	(146,628)
State Street Bank and Trust Co.	155,000,000	Japanese Yen	8/03/11	1,798,499	1,915,883	(117,384)
State Street Bank and Trust Co.	201,000,000	Japanese Yen	8/15/11	2,366,097	2,484,980	(118,883)

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Overseas Fund (Continued)
State Street Bank and Trust Co.	396,000,000	Japanese Yen	9/07/11	$4,723,001	$4,897,720	$(174,719)
State Street Bank and Trust Co.	157,000,000	Japanese Yen	9/16/11	1,919,738	1,942,073	(22,335)
State Street Bank and Trust Co.	409,000,000	Japanese Yen	9/21/11	5,047,887	5,059,722	(11,835)
State Street Bank and Trust Co.	18,299,000	Norwegian Krone	1/18/11	2,941,730	3,138,774	(197,044)
State Street Bank and Trust Co.	5,616,000	Swiss Franc	1/18/11	5,754,380	6,012,286	(257,906)
State Street Bank and Trust Co.	2,350,000	Swiss Franc	6/06/11	2,056,713	2,520,502	(463,789)
State Street Bank and Trust Co.	5,945,000	Swiss Franc	6/15/11	6,106,544	6,377,170	(270,626)
State Street Bank and Trust Co.	2,800,000	Swiss Franc	7/06/11	2,651,264	3,004,464	(353,200)
State Street Bank and Trust Co.	2,080,000	Swiss Franc	7/19/11	2,006,966	2,232,301	(225,335)
State Street Bank and Trust Co.	1,900,000	Swiss Franc	8/03/11	1,827,661	2,039,558	(211,897)

				$79,617,976	$82,868,788	$(3,250,812)

Futures Contracts

A Fund may seek to manage a variety of different risks through the use of futures contracts and related options, such as interest rate risk, equity price risk, and currency risk (see “Foreign Currency Exchange Transactions,” above, for a discussion of the use on futures contracts in connection with currency risk). A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

If a Fund buys an option on a futures contract, it will have the right to assume a futures contract at a particular price during the course of the option. Its potential loss should generally be limited to the amount of the premium paid and any transaction costs. If a

Notes to Financial Statements (Continued)

Fund sells an option on a futures contract, it is subject generally to the same risks as if it had entered into a futures contract underlying the option itself.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See “Options, Rights, and Warrants,” below, for information regarding the accounting treatment of options.

The Fund(s) listed in the following table had open futures contracts at December 31, 2010:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
PIMCO Total Return Fund
BUYS
1,654	90 Day Eurodollar	3/14/11	$411,990,725	$247,612
175	U.S. Treasury Note 2 Year	3/31/11	38,308,594	53,375
16	U.S. Treasury Note 5 Year	3/31/11	1,883,500	(31,500)
629	90 Day Eurodollar	6/13/11	156,558,100	436,275
166	90 Day Eurodollar	9/19/11	41,269,675	102,675
177	90 Day Eurodollar	12/19/11	43,926,975	11,650
14	3 Month Sterling Interest Rate	12/21/11	2,695,356	(6,278)
226	90 Day Eurodollar	3/19/12	55,963,250	(53,675)
14	3 Month Sterling Interest Rate	3/21/12	2,688,806	(9,456)
147	90 Day Eurodollar	6/18/12	36,301,650	(50,712)
15	3 Month Sterling Interest Rate	6/20/12	2,872,967	(13,433)
150	90 Day Eurodollar	9/17/12	36,939,375	(237,038)
15	3 Month Sterling Interest Rate	9/19/12	2,864,779	(16,884)
39	90 Day Eurodollar	12/17/12	9,575,962	(82,913)
23	90 Day Eurodollar	3/18/13	5,631,263	(55,987)
3	90 Day Eurodollar	6/17/13	732,375	(8,075)
14	90 Day Eurodollar	9/16/13	3,408,300	(39,512)

				$246,124

Strategic Bond Fund
BUYS
149	Ultra Long U.S. Treasury Bond	3/22/11	$18,936,969	$(456,336)

SELLS
19	German Euro Bund Futures	3/08/11	$3,188,725	$(19,485)
136	U.S. Treasury Bond 30 Year	3/22/11	16,609,000	556,933
11	U.S. Treasury Note 10 Year	3/22/11	1,324,812	(16,911)
13	U.S. Treasury Note 2 Year	3/31/11	2,845,781	(2,683)
29	U.S. Treasury Note 5 Year	3/31/11	3,413,844	40,578

				$558,432

Notes to Financial Statements (Continued)

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Strategic Balanced Fund
BUYS
4	Ultra Long U.S. Treasury Bond	3/22/11	$508,375	$(8,106)

SELLS
1	German Euro Bund Futures	3/08/11	$167,828	$(765)
2	U.S. Treasury Bond 30 Year	3/22/11	244,250	8,369
23	U.S. Treasury Note 10 Year	3/22/11	2,770,063	54,707
4	U.S. Treasury Note 2 Year	3/31/11	875,625	65
6	U.S. Treasury Note 5 Year	3/31/11	706,312	9,246

				$71,622

Global Allocation Fund
BUYS
36	MSCI Taiwan Index	1/27/11	$1,149,480	$15,796
10	SGX CNX Nifty Index	1/27/11	123,280	1,895
2	SGX MSCI Singapore Index	1/28/11	117,946	2,018
2	Hang Seng Index	1/28/11	296,144	(1,234)
4	Hang Seng China Enterprises Index	1/28/11	325,784	224
47	Nikkei 225 Index	3/10/11	2,957,596	(9,814)
4	ASX SPI 200 Index	3/17/11	484,115	(3,598)
1	S&P 500 Index	3/17/11	313,250	8,984
22	FTSE 100 Index	3/18/11	2,022,089	37,652
6	DAX Index	3/18/11	1,391,599	(22,366)
54	DJ Euro Stoxx 50 Index	3/18/11	2,020,681	(32,613)
7	MSCI EAFE E Mini Index	3/18/11	581,350	7,287

				$4,231

Indexed Equity Fund
BUYS
89	S&P 500 Index	3/17/11	$27,879,250	$562,806

NASDAQ-100 Fund
BUYS
36	NASDAQ-100 E Mini Index	3/18/11	$1,595,520	$1,112

Diversified International Fund
BUYS
34	DJ Euro Stoxx 50 Index	3/18/11	$1,272,281	$(24,991)

Overseas Fund
BUYS
4	TOPIX Index	3/10/11	$441,788	$8,593
3	FTSE 100 Index	3/18/11	275,739	4,112
7	DJ Euro Stoxx 50 Index	3/18/11	261,940	(5,145)

				$7,560

Notes to Financial Statements (Continued)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

A Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

During the period when a credit default swap is open, the transaction is marked to market in accordance with the terms of the agreement. Changes in the values of credit default swap agreements are recorded as unrealized gains or losses and periodic cash settlements are recorded as realized gains or losses.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the

Notes to Financial Statements (Continued)

seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. See “Options, Rights, and Warrants,” below, for information regarding the accounting treatment of options.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

The Fund(s) listed in the following table had open swap agreements at December 31, 2010. A Fund’s current exposure to a counterparty is typically the fair value of the agreement.

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
PIMCO Total Return Fund*
Credit Default Swaps
1,500,000	USD	6/20/15	Barclays Bank PLC	Sell††	5.000%	CDX.EM.13 (PIMCO Rating: BA+)**	$21,456	$165,700	$187,156
1,000,000	USD	6/20/15	Barclays Bank PLC	Sell††	5.000%	CDX.EM.13 (PIMCO Rating: BA+)**	11,770	113,000	124,770
4,200,000	USD	12/20/15	Barclays Bank PLC	Sell††	5.000%	CDX.EM.14 (PIMCO Rating: BA+)**	32,618	537,850	570,468
7,300,000	USD	12/20/15	Barclays Bank PLC	Sell††	5.000%	CDX.NA.HY.15 (PIMCO Rating: B-)**	27,270	174,250	201,520

							93,114	990,800	1,083,914

21,700,000	USD	12/20/15	Credit Suisse Securities LLC	Sell††	1.000%	CDX.NA.IG.15 (PIMCO Rating: BAA+)**	228,984	(82,634)	146,350

4,700,000	USD	12/20/15	Goldman Sachs & Co.	Sell††	1.000%	CDX.NA.IG.15 (PIMCO Rating: BAA+)**	40,509	(8,811)	31,698
1,000,000	USD	12/20/15	Goldman Sachs & Co.	Sell††	1.000%	United Kingdom of Great Britain and Northern Ireland (PIMCO Rating: AAA)**	(8,816)	23,015	14,199
300,000	USD	12/20/15	Goldman Sachs & Co.	Sell††	0.250%	French Republic (PIMCO Rating: AAA)**	(5,525)	(5,883)	(11,408)
1,000,000	USD	12/20/15	Goldman Sachs & Co.	Sell††	1.000%	United Kingdom of Great Britain and Northern Ireland (PIMCO Rating: AAA)**	(8,995)	23,194	14,199

							17,173	31,515	48,688

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate		Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
PIMCO Total Return Fund* (continued)
Credit Default Swaps (continued)
2,700,000	USD	12/20/15	JP Morgan Chase Bank	Sell††	5.000%		CDX.NA.HY.15 (PIMCO Rating: B-)**	$90,222	$(15,688)	$74,534
200,000	USD	12/20/15	JP Morgan Chase Bank	Sell††	5.000%		CDX.EM.14 (PIMCO Rating: BA+)**	765	26,400	27,165
4,400,000	USD	12/20/15	JP Morgan Chase Bank	Sell††	1.000%		CDX.NA.IG.15 (PIMCO Rating: BAA+)**	26,429	3,246	29,675

								117,416	13,958	131,374

700,000	USD	12/20/15	Royal Bank of Scotland PLC	Sell††	0.250%		French Republic (PIMCO Rating: AAA)**	(12,721)	(13,898)	(26,619)

1,000,000	USD	9/20/15	UBS AG	Sell††	1.000%		United Mexican States (PIMCO Rating: BAA+)**	9,601	(14,146)	(4,545)
6,100,000	USD	12/20/15	UBS AG	Sell††	1.000%		CDX.NA.IG.15 (PIMCO Rating: BAA+)**	6,147	34,993	41,140
800,000	USD	12/20/15	UBS AG	Sell††	5.000%		CDX.EM.14 (PIMCO Rating: BA+)**	(2,389)	111,050	108,661

								13,359	131,897	145,256

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Fund			Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Interest Rate Swaps
62,400,000	BRL	1/02/12	Barclays Bank PLC	Floating Rate BRL-CDI			Fixed 10.835%	$140,157	$202,782	$342,939
3,600,000	USD	6/15/41	Barclays Bank PLC	Fixed 4.250%			3-Month USD-LIBOR-BBA	(48,007)	17,964	(30,043)

								92,150	220,746	312,896

6,000,000	USD	6/15/41	Royal Bank of Scotland PLC	Fixed 4.250%			3-Month USD-LIBOR-BBA	(168,876)	118,800	(50,076)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate		Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Strategic Bond Fund***
Credit Default Swaps
1,000,000	USD	6/20/12	Barclays Bank PLC	Sell††	1.750%		The Eastman Kodak Co. (Moody’s Rating: Caa1; S&P Rating: CCC)	$(30,518)	$-	$(30,518)
1,000,000	USD	6/20/12	Barclays Bank PLC	Sell††	1.870%		The AES Corp. (Moody’s Rating: B1; S&P Rating: BB-)	12,568	-	12,568
1,000,000	USD	6/20/12	Barclays Bank PLC	Sell††	2.620%		HCA, Inc. (Moody’s Rating: Caa1; S&P Rating: B-)	8,724	-	8,724

								(9,226)	-	(9,226)

2,519,991	USD	6/20/13	Goldman Sachs & Co.	Sell††	3.500%		CDX.NA.IG HVOL.10 (WA Rating: BB+)†	45,442	46,547	91,989
100,000	USD	9/20/12	Goldman Sachs & Co.	Sell††	3.240%		Energy Future Holdings Corp. (WA Rating: Ca2†; S&P Rating: CC)	(12,956)	-	(12,956)

								32,486	46,547	79,033

2,000,000	USD	6/20/12	Morgan Stanley & Co.	Sell††	2.920%		Ford Motor Credit Co. (Moody’s Rating: Ba2; S&P Rating: B+)	47,802	-	47,802
500,000	USD	12/13/49	Morgan Stanley & Co.	Buy	(0.080%	)	CMBX 3 2007-1 AAA	50	20,000	20,050
220,000	USD	2/17/51	Morgan Stanley & Co.	Buy	(0.350%	)	CMBX 4 2007-2 AAA	(4,598)	13,750	9,152
100,000	USD	2/17/51	Morgan Stanley & Co.	Sell††	0.350%		CMBX 4 2007-2 AAA (Moody’s Rating: Aaa; S&P Rating: AAA)	7,778	(11,937)	(4,159)
180,000	USD	10/12/52	Morgan Stanley & Co.	Buy	(0.100%	)	CMBX 1 2006-1 AAA	(6,368)	10,688	4,320

								44,664	32,501	77,165

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Payment Made by Fund	Payment Received by Fund	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Strategic Bond Fund*** (continued)
Interest Rate Swaps
2,460,000	USD	2/15/25	Morgan Stanley & Co.	Notional amount at expiration date	Floating notional amount + compounded 3 month USD BBA LIBOR at expiration date	$(132,806)	$-	$(132,806)
3,740,000	USD	11/15/27	Morgan Stanley & Co.	Notional amount at expiration date	Floating notional amount + compounded 3 month USD BBA LIBOR at expiration date	(175,792)	-	(175,792)

						(308,598)	-	(308,598)

Notional Amount	Currency	Expiration Date	Counterparty	Payment Made by Fund	Payment Received by Fund	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Total Return Swaps
827,777	USD	1/12/40	Morgan Stanley & Co.	1-Month USD LIBOR	IOS.FN30.400.09 Index	$(19,894)	$20,851	$957

Notional Amount	Currency	Expiration Date	Counterparty	Payment Made by Fund	Payment Received by Fund	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Global Allocation Fund****
Total Return Swaps
1,066,451	USD	09/16/11	BNP Paribas SA	3-Month USD LIBOR - 0.080%	MSCI AC World, Net Returns (NDUEACWZ)	$19,488	$-	$19,488

1,360,868	USD	02/17/11	JP Morgan Chase Bank	3-Month USD LIBOR - 0.710%	MSCI Daily Net Europe Ex UK Index (NDDUE15X)	28,593	-	28,593
222,532	USD	02/17/11	JP Morgan Chase Bank	3-Month USD LIBOR - 0.710%	MSCI Daily Net Europe Ex UK Index (NDDUE15X)	4,676	-	4,676

						33,269	-	33,269

BRL	Brazilian Real
USD	U.S. Dollar
*	Collateral for swap agreements received from Barclays Bank PLC, JPMorgan Chase Bank, and UBS AG amounted to $1,200,000 and securities valued at $1,528,799 and $869,604, respectively, at December 31, 2010. Collateral for swap agreements held by Royal Bank of Scotland PLC were securities valued at $893,571, at December 31, 2010.
**	Rating is determined by Pacific Investment Management Company LLC and represents a weighted average rating of all securities included in the underlying index for the credit default swap. The source of the ratings for the underlying securities are Moody’s Investor Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings. All ratings are as of the report due date and do not reflect subsequent changes.
***	Collateral for swap agreements held by Morgan Stanley & Co. amounted to $400,000.
****	Collateral for swap agreements received from BNP Paribas amounted to $30,000.
†	Rating is determined by Western Asset Management Company and represents a weighted average of the ratings of all securities included in the underlying index for the credit default swap. Ratings used in the weighted average are from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, or Fitch Ratings, whichever is the highest for each constituent. All ratings are as of the report date and do not reflect subsequent changes.
††	For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, Western Asset Management Company’s, or Pacific Investment Management Company LLC’s rating category. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Notes to Financial Statements (Continued)

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.

Notes to Financial Statements (Continued)

OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

A Fund may purchase or sell “structured options,” which may comprise multiple option exposures within a single security. The risk and return characteristics of a structured option will vary depending on the nature of the underlying option exposures. A Fund may use such options for hedging purposes or as a substitute for direct investments in options or securities. A Fund’s use of structured options may create investment leverage.

A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options.

The Fund(s) listed in the following table had open written option contracts at December 31, 2010. A Fund’s current exposure to a counterparty is typically fair value of the contract.

Notional Amount	Expiration Date	Description	Premiums Received	Value
PIMCO Total Return Fund
$73,000	1/21/11	U.S. Treasury Notes 10 Year Future Put, Strike 124.00	$37,287	$264,625
73,000	1/21/11	U.S. Treasury Notes 10 Year Future Call, Strike 129.00	29,759	1,141
657,500	9/19/11	Eurodollar Futures Put, Strike 99.38	163,813	108,488
657,500	9/19/11	Eurodollar Futures Call, Strike 99.38	112,714	154,512
8,200,000	10/11/12	Interest Rate Swaption USD 2 Year Call, Strike TBD*	41,656	66,468
28,900,000	10/11/12	Interest Rate Swaption USD 2 Year Call, Strike TBD**	152,598	234,258
17,700,000	11/14/11	Interest Rate Swaption USD 1 Year Put, Strike 0.65**	36,285	89,094
16,600,000	6/18/12	Interest Rate Swaption USD 3 Year Put, Strike 3.00***	104,476	210,932
23,100,000	6/18/12	Interest Rate Swaption USD 3 Year Put, Strike 3.00****	209,330	293,525
70,100,000	9/24/12	Interest Rate Swaption USD 2 Year Put, Strike 2.25***	546,745	930,734
20,600,000	9/24/12	Interest Rate Swaption USD 2 Year Put, Strike 2.25**	122,227	273,511
20,300,000	11/19/12	Interest Rate Swaption USD 1 Year Put, Strike 1.00**	115,817	233,238
22,600,000	11/19/12	Interest Rate Swaption USD 1 Year Put, Strike 1.75***	85,315	166,480

			$1,758,022	$3,027,006

Strategic Bond Fund
$22,000	1/21/11	U.S. Treasury Note 10 Year Futures Put, Strike 118.00	$9,210	$5,500
25,000	2/18/11	U.S. Treasury Note 10 Year Futures Put, Strike 115.00	13,200	4,297
25,000	2/18/11	U.S. Treasury Note 10 Year Futures Call, Strike 123.00	11,247	12,109
37,500	3/14/11	Eurodollar Futures Put, Strike 98.75	13,601	469
37,500	3/14/11	Eurodollar Futures Call, Strike 98.75	14,576	33,656

			$61,834	$56,031

Notes to Financial Statements (Continued)

Notional Amount	Expiration Date	Description	Premiums Received	Value
Strategic Balanced Fund
$3,000	1/21/11	U.S. Treasury Note 10 Year Futures Put, Strike 118.00	$1,256	$750
3,000	2/18/11	U.S. Treasury Note 10 Year Futures Put, Strike 115.00	1,584	516
3,000	2/18/11	U.S. Treasury Note 10 Year Futures Call, Strike 123.00	1,350	1,453
5,000	3/14/11	Eurodollar Futures Put, Strike 98.75	1,806	62
5,000	3/14/11	Eurodollar Futures Call, Strike 98.75	1,943	4,488

			$7,939	$7,269

Global Allocation Fund
$1,400	1/22/11	Agrium, Inc., Call, Strike 70.00	$5,313	$30,100
3,700	1/22/11	Agrium, Inc., Call, Strike 75.00	10,248	63,381
500	1/22/11	Apple, Inc., Call, Strike 320.00	6,185	5,800
3,800	1/22/11	CF Industries Holdings, Inc., Call, Strike 115.00	24,983	77,330
2,200	1/22/11	CF Industries Holdings, Inc., Call, Strike 95.00	10,509	86,460
4,300	1/22/11	CF Industries Holdings, Inc., Call, Strike 105.00	22,759	132,225
23,100	1/22/11	Corning, Inc., Call, Strike 19.00	23,664	13,167
3,900	1/22/11	Domtar Corp., Call, Strike 65.00	22,306	41,340
1,200	1/22/11	Mead Johnson Nutrition Co., Put, Strike 45.00	6,111	60
1,000	2/19/11	Agrium, Inc., Call, Strike 90.00	1,870	5,700
1,300	3/19/11	Google, Inc. Class A, Call, Strike 650.00	11,921	12,350
1,300	3/19/11	Google, Inc. Class A, Put, Strike 580.00	31,290	28,990
14,100	8/20/11	Dell, Inc., Call, Strike 16.00	8,602	7,614
36,500	1/21/12	Advanced Micro Devices, Call, Strike 10.00	25,545	26,280
9,200	1/21/12	Dell, Inc., Call, Strike 15.00	11,050	11,592
3,200	1/21/12	EOG Resources, Inc., Call, Strike 100.00	23,103	26,400
11,600	1/21/12	Hewlett Packard Co., Call, Strike 50.00	33,360	23,316
19,900	1/21/12	Symantec Corp., Call, Strike 17.50	32,663	38,606
6,900	1/21/12	United Technologies Corp., Call, Strike 80.00	35,452	43,470

			$346,934	$674,181

*            OTC traded option counterparty JP Morgan Chase Bank.

**          OTC traded option counterparty Goldman Sachs & Co.

***       OTC traded option counterparty Royal Bank of Scotland PLC.

****     OTC traded option counterparty Barclays Bank PLC.

Transactions in written option contracts during the year ended December 31, 2010, were as follows:

	Number of Contracts	Premiums Received
PIMCO Total Return Fund
Options outstanding at July 6, 2010	–	$–
Options written	228,101,363	2,028,222
Options terminated in closing purchase transactions	(691)	(270,200)

Options outstanding at December 31, 2010	228,100,672	$1,758,022

Notes to Financial Statements (Continued)

	Number of Contracts	Premiums Received
Strategic Bond Fund
Options outstanding at December 31, 2009	136	$63,871
Options written	361	157,780
Options terminated in closing purchase transactions	(221)	(95,542)
Options expired	(174)	(64,275)

Options outstanding at December 31, 2010	102	$61,834

Strategic Balanced Fund
Options outstanding at December 31, 2009	22	$10,329
Options written	45	19,713
Options terminated in closing purchase transactions	(29)	(12,803)
Options expired	(25)	(9,300)

Options outstanding at December 31, 2010	13	$7,939

Global Allocation Fund
Options outstanding at December 31, 2009	1,583	$1,102,396
Options written	35,727	597,929
Options terminated in closing purchase transactions	(1,263)	(208,571)
Options expired	(1,198)	(399,604)
Options exercised	(749)	(745,216)

Options outstanding at December 31, 2010	34,100	$346,934

The Fund(s) had rights, warrants, and purchased options as shown in the Portfolio(s) of Investments at December 31, 2010.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions

A Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not typically pay for the securities until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a when-issued, delayed-delivery, or forward commitment transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

The Fund(s) had securities purchased on a when-issued, delayed-delivery, or forward commitment basis as shown in the Portfolio(s) of Investments at December 31, 2010.

Notes to Financial Statements (Continued)

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund may benefit by investing the transaction proceeds during the roll period. Dollar roll transactions may have the effect of creating leverage in a Fund’s portfolio. Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, the counterparty or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision. It is possible that the Fund will incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income.

The PIMCO Total Return Fund, Strategic Bond Fund, and Strategic Balanced Fund had dollar roll transactions during the year ended December 31, 2010, which were accounted for as purchase and sale transactions.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Notes to Financial Statements (Continued)

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The Fund(s) held inflation-indexed bonds as shown in the Portfolio(s) of Investments during the year ended December 31, 2010.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At December 31, 2010, the Funds had no unfunded loan commitments.

The Fund(s) held bank loan as shown in the Portfolio(s) of Investments at December 31, 2010.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, a Fund will incur a loss, which could be unlimited, in cases where a Fund is unable for whatever reason to close out its short position; conversely, if the price declines, a Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The Global Allocation Fund held securities sold short during the year ended December 31, 2010.

Notes to Financial Statements (Continued)

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement. Repurchase agreements must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if a Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

The Fund(s) had repurchase agreements as shown in the Portfolio(s) of Investments at December 31, 2010.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income and interest expense, adjusted for amortization of discounts and premiums on debt securities, are earned from the settlement date and are recorded on the accrual basis. Dividend income, dividend expense, and distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

In addition, the Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2015 Fund, Destination Retirement 2020 Fund, Destination Retirement 2025 Fund, Destination Retirement 2030 Fund, Destination Retirement 2035 Fund, Destination Retirement 2040 Fund, Destination Retirement 2045 Fund, and Destination Retirement 2050 Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and each Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by each Fund will vary.

Notes to Financial Statements (Continued)

Foreign Securities

The Global Allocation Fund invests a significant amount of its assets and each of the Diversified International Fund and Overseas Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Credit Risk

The Funds may invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The values and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation and liquidity of such securities.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between Massachusetts Mutual Life Insurance Company (“MassMutual”) and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

PIMCO Total Return Fund	0.35%
Strategic Bond Fund	0.55%
Strategic Balanced Fund	0.60%
Global Allocation Fund	0.80%
Diversified Value Fund	0.50%
Fundamental Value Fund	0.65%
Value Equity Fund	0.70%

Notes to Financial Statements (Continued)

Large Cap Value Fund	0.65% of the first $1.5 billion,
0.60% of any excess over $1.5 billion
Indexed Equity Fund	0.10%
Core Opportunities Fund	0.70%
Blue Chip Growth Fund	0.65%
Large Cap Growth Fund	0.65%
Aggressive Growth Fund	0.73%
NASDAQ-100 Fund	0.15%
Focused Value Fund	0.69%
Mid-Cap Value Fund	0.70%
Small Cap Value Equity Fund	0.75%
Small Company Value Fund	0.85%
Mid Cap Growth Equity Fund	0.70%
Mid Cap Growth Equity II Fund	0.75%
Small Cap Growth Equity Fund	0.82%
Small Company Growth Fund	0.85%
Diversified International Fund	0.90%
Overseas Fund	1.00%
Destination Retirement Income Fund	0.05% of the first $500 million,
0.025% of the next $500 million,
0.000% of any excess over $1 billion
Destination Retirement 2010 Fund	0.05% of the first $500 million,
0.025% of the next $500 million,
0.000% of any excess over $1 billion
Destination Retirement 2015 Fund	0.05% of the first $500 million,
0.025% of the next $500 million,
0.000% of any excess over $1 billion
Destination Retirement 2020 Fund	0.05% of the first $500 million,
0.025% of the next $500 million,
0.000% of any excess over $1 billion
Destination Retirement 2025 Fund	0.05% of the first $500 million,
0.025% of the next $500 million,
0.000% of any excess over $1 billion
Destination Retirement 2030 Fund	0.05% of the first $500 million,
0.025% of the next $500 million,
0.000% of any excess over $1 billion
Destination Retirement 2035 Fund	0.05% of the first $500 million,
0.025% of the next $500 million,
0.000% of any excess over $1 billion
Destination Retirement 2040 Fund	0.05% of the first $500 million,
0.025% of the next $500 million,
0.000% of any excess over $1 billion
Destination Retirement 2045 Fund	0.05% of the first $500 million,
0.025% of the next $500 million,
0.000% of any excess over $1 billion
Destination Retirement 2050 Fund	0.05% of the first $500 million,
0.025% of the next $500 million,
0.000% of any excess over $1 billion

MassMutual has also entered into investment subadvisory agreements with the following unaffiliated investment subadvisers: AllianceBernstein L.P. for the Diversified International Fund and a portion of the Overseas Fund; Barrow, Hanley, Mewhinney & Strauss, LLC for a portion of the Small Cap Value Equity Fund; BlackRock Investment Management, LLC for the Global

Notes to Financial Statements (Continued)

Allocation Fund; Brandywine Global Investment Management, LLC for a portion of the Diversified Value Fund; Davis Selected Advisers, L.P. for the Large Cap Value Fund; Delaware Management Company for a portion of the Aggressive Growth Fund; Eagle Asset Management, Inc. for a portion of the Small Company Growth Fund; EARNEST Partners, LLC for a portion of the Small Company Value Fund; Federated Clover Investment Advisors for a portion of the Small Company Value Fund; Frontier Capital Management Company, LLC for a portion of the Mid Cap Growth Equity II Fund; Harris Associates L.P. for the Focused Value Fund and a portion of the Overseas Fund; J.P. Morgan Investment Management Inc. for a portion of the Strategic Balanced Fund; Loomis, Sayles & Company, L.P. for a portion of the Diversified Value Fund; Massachusetts Financial Services Company for a portion of the Overseas Fund; NFJ Investment Group LLC for a portion of the Mid-Cap Value Fund; Northern Trust Investments, Inc. for the Indexed Equity Fund and NASDAQ-100 Fund; Pacific Investment Management Company LLC for the PIMCO Total Return Fund; Pyramis Global Advisors, LLC for the Value Equity Fund; Rainier Investment Management, Inc. for the Large Cap Growth Fund; Sands Capital Management, LLC for a portion of the Aggressive Growth Fund; Systematic Financial Management, L.P. for a portion of the Mid-Cap Value Fund; T. Rowe Price Associates, Inc. for the Blue Chip Growth Fund, a portion of the Mid Cap Growth Equity II Fund, and a portion of the Small Company Value Fund; The Boston Company Asset Management, LLC for a portion of the Core Opportunities Fund and a portion of the Small Company Growth Fund; Turner Investment Partners, Inc. for a portion of the Mid Cap Growth Equity Fund; Victory Capital Management Inc. for a portion of the Core Opportunities Fund; Waddell & Reed Investment Management Company for a portion of the Small Cap Growth Equity Fund; Wellington Management Company, LLP for the Fundamental Value Fund, a portion of the Mid Cap Growth Equity Fund, a portion of the Small Cap Value Equity Fund, and a portion of the Small Cap Growth Equity Fund; Western Asset Management Company for a portion of the Strategic Bond Fund and a portion of the Strategic Balanced Fund; and Western Asset Management Company Limited for a portion of the Strategic Bond Fund and a portion of the Strategic Balanced Fund. Prior to January 11, 2010, AllianceBernstein L.P. was the investment subadviser for the Diversified Value Fund. Effective March 10, 2010, NFJ Investment Group LLC replaced Cooke & Bieler, L.P. as the investment subadviser for a portion of the Mid-Cap Value Fund. Effective March 31, 2010, The Boston Company Asset Management, LLC was added as the investment subadviser for a portion of the Core Opportunities Fund. Effective August 30, 2010, Frontier Capital Management Company, LLC was added as the investment subadviser for a portion of the Mid Cap Growth Equity II Fund. MassMutual pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the subadviser provides subadvisory services and which have substantially the same investment objective, policies and investment strategies.

The Funds’ subadvisory fees are paid by MassMutual out of the management fees previously disclosed above.

Administration Fees

Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class A	Class L	Class Y	Class S	Class N	Class Z
PIMCO Total Return Fund	0.2200%	0.3700%	0.2900%	0.1700%	0.2200%	0.0200%
Strategic Bond Fund	0.2500%	0.2500%	0.1000%	0.0500%	0.3000%	N/A
Strategic Balanced Fund	0.3270%	0.3270%	0.1770%	0.1270%	0.3770%	N/A
Global Allocation Fund	0.3000%	0.3000%	0.1500%	0.0500%	N/A	N/A
Diversified Value Fund	0.3083%	0.2683%	0.1583%	0.0583%	0.3683%	N/A
Fundamental Value Fund*	0.4129%	0.4129%	0.2629%	0.2229%	0.4629%	0.0700%
Value Equity Fund	0.2785%	0.2785%	0.1285%	0.0785%	0.3285%	N/A
Large Cap Value Fund	0.3244%	0.3244%	0.1744%	0.0844%	0.3744%	N/A
Indexed Equity Fund	0.4797%	0.4797%	0.3297%	0.2997%	0.5297%	0.0855%
Core Opportunities Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.3500%	N/A
Blue Chip Growth Fund	0.4085%	0.4085%	0.2885%	0.1585%	0.4585%	N/A
Large Cap Growth Fund	0.3529%	0.3529%	0.2029%	0.1629%	0.4029%	N/A

Notes to Financial Statements (Continued)

	Class A	Class L	Class Y	Class S	Class N	Class Z
Aggressive Growth Fund	0.3444%	0.3444%	0.1944%	0.0944%	0.3944%	N/A
NASDAQ-100 Fund	0.6244%	0.6244%	0.4744%	0.3744%	0.6744%	N/A
Focused Value Fund*	0.4344%	0.4344%	0.2844%	0.1844%	0.4844%	0.0700%
Mid-Cap Value Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.3500%	N/A
Small Cap Value Equity Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.3500%	N/A
Small Company Value Fund*	0.4393%	0.4393%	0.2893%	0.2493%	0.4893%	0.0600%
Mid Cap Growth Equity Fund	0.3075%	0.3075%	0.1575%	0.0875%	0.3575%	N/A
Mid Cap Growth Equity II Fund*	0.4244%	0.4244%	0.2744%	0.1844%	0.4744%	0.0600%
Small Cap Growth Equity Fund*	0.4575%	0.4575%	0.3075%	0.1675%	0.5075%	0.0700%
Small Company Growth Fund	0.3491%	0.3491%	0.1991%	0.1591%	0.3991%	N/A
Diversified International Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.3500%	N/A
Overseas Fund*	0.3943%	0.3943%	0.3443%	0.2943%	0.4443%	0.0700%
Destination Retirement Income Fund	0.1459%	0.1459%	0.0459%	0.0200%	0.1959%	N/A
Destination Retirement 2010 Fund	0.1696%	0.1696%	0.0696%	0.0196%	0.2196%	N/A
Destination Retirement 2015 Fund	0.1600%	0.1600%	0.0600%	0.0100%	N/A	N/A
Destination Retirement 2020 Fund	0.1758%	0.1758%	0.0758%	0.0258%	0.2258%	N/A
Destination Retirement 2025 Fund	0.1600%	0.1600%	0.0600%	0.0100%	N/A	N/A
Destination Retirement 2030 Fund	0.1733%	0.1733%	0.0733%	0.0233%	0.2233%	N/A
Destination Retirement 2035 Fund	0.1600%	0.1600%	0.0600%	0.0100%	N/A	N/A
Destination Retirement 2040 Fund	0.1616%	0.1616%	0.0616%	0.0116%	0.2116%	N/A
Destination Retirement 2045 Fund	0.1600%	0.1600%	0.0600%	0.0100%	N/A	N/A
Destination Retirement 2050 Fund	0.1600%	0.1600%	0.0600%	0.0100%	0.2100%	N/A

*	Prior to November 15, 2010, the administration fees per share class were as follows:

	Class A	Class L	Class Y	Class S	Class N	Class Z
Fundamental Value Fund	0.3129%	0.3129%	0.1629%	0.1229%	0.3629%	N/A
Focused Value Fund	0.3344%	0.3344%	0.1844%	0.0844%	0.3844%	N/A
Small Company Value Fund	0.3593%	0.3593%	0.2093%	0.1693%	0.4093%	N/A
Mid Cap Growth Equity II Fund	0.3244%	0.3244%	0.1744%	0.0844%	0.3744%	N/A
Small Cap Growth Equity Fund	0.4075%	0.4075%	0.2575%	0.1175%	0.4575%	N/A
Overseas Fund	0.2443%	0.2443%	0.0943%	0.0443%	0.2943%	N/A

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to separate 12b-1 Plans adopted by the Funds, Class A shares of each Fund pay an annual fee of 0.25% of the average daily net asset value of Class A shares to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. Pursuant to separate 12b-1 Plans adopted by the Funds, Class N shares of each Fund pay an annual fee of 0.50% of the average daily net asset value of Class N shares as follows: 0.25% of the average daily net asset value of Class N shares to the Distributor for services provided and expenses incurred by it in connection with the distribution of Class N shares of the Fund; and 0.25% of the average daily net asset value of Class N shares to MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class N shareholders. The Distribution fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. The Distributor is a majority-owned subsidiary of MassMutual. In addition, OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) acts as a sub-distributor to each Fund. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

Notes to Financial Statements (Continued)

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class A	Class L	Class Y	Class S	Class N
Global Allocation Fund*^	1.36%	1.11%	0.96%	0.86%	N/A
Blue Chip Growth Fund*	1.19%	0.98%	0.82%	0.76%	1.51%
Diversified International Fund*	1.42%	1.17%	1.09%	0.99%	1.72%
Destination Retirement 2015 Fund*	0.50%	0.25%	0.15%	0.10%	N/A
Destination Retirement 2025 Fund*	0.50%	0.25%	0.15%	0.10%	N/A
Destination Retirement 2035 Fund*	0.50%	0.25%	0.15%	0.10%	N/A
Destination Retirement 2045 Fund*	0.50%	0.25%	0.15%	0.10%	N/A
Destination Retirement 2050 Fund*	0.50%	0.25%	0.15%	0.10%	0.80%

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through March 31, 2011.
^	Expense caps also exclude short sale dividend and loan expense.

MassMutual has agreed to voluntarily waive, through March 31, 2011, 0.20% of the administrative and shareholder service fee for Classes A, L, and N of the Indexed Equity Fund, based upon the average daily net assets of the applicable class of shares of the Fund. For the period, January 1, 2010, through November 14, 2010, MassMutual agreed to voluntarily waive 0.10% of the administrative and shareholder service fee for Classes A, L, and N of the Overseas Fund, based upon the average daily net assets of the applicable class of shares of the Fund. Effective November 15, 2010, MassMutual has agreed to voluntarily waive, through April 1, 2012, 0.10% of the management fee for each class of the Fundamental Value Fund, Focused Value Fund, and Mid Cap Growth Equity II Fund, 0.08% of the management fee for each class of the Small Company Value Fund, 0.05% of the management fee for each class of the Small Cap Growth Equity Fund, and 0.25% of the management fee for each class of the Overseas Fund, based upon each class’s average daily net assets.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended December 31, 2010, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Strategic Balanced Fund	$1,356
Diversified Value Fund	21,638
Fundamental Value Fund	19,918
Large Cap Value Fund	11,897
Core Opportunities Fund	5,615
Blue Chip Growth Fund	11,667
Large Cap Growth Fund	3,780
Aggressive Growth Fund	9,050
Mid-Cap Value Fund	49,303
Small Cap Value Equity Fund	21,991
Small Company Value Fund	4,078
Mid Cap Growth Equity Fund	15,168

Notes to Financial Statements (Continued)

Rebated Commissions
Mid Cap Growth Equity II Fund	$43,420
Small Cap Growth Equity Fund	211,228
Small Company Growth Fund	11,512

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at December 31, 2010:

Total % Ownership by Related Party
PIMCO Total Return Fund	99.8%
Strategic Bond Fund	87.8%
Strategic Balanced Fund	90.9%
Global Allocation Fund	3.4%
Diversified Value Fund	67.6%
Fundamental Value Fund	85.3%
Value Equity Fund	98.5%
Large Cap Value Fund	86.6%
Indexed Equity Fund	70.2%
Core Opportunities Fund	88.9%
Blue Chip Growth Fund	96.4%
Large Cap Growth Fund	99.8%
Aggressive Growth Fund	90.8%
NASDAQ-100 Fund	90.4%
Focused Value Fund	86.9%
Mid-Cap Value Fund	90.5%
Small Cap Value Equity Fund	79.7%
Small Company Value Fund	82.2%
Mid Cap Growth Equity	97.6%
Mid Cap Growth Equity II	78.4%
Small Cap Growth Equity Fund	65.7%
Small Company Growth Fund	85.2%
Diversified International Fund	57.8%
Overseas Fund	92.0%
Destination Retirement Income Fund	62.9%
Destination Retirement 2010 Fund	71.6%
Destination Retirement 2015 Fund	95.2%
Destination Retirement 2020 Fund	77.6%
Destination Retirement 2025 Fund	94.2%
Destination Retirement 2030 Fund	79.0%

Notes to Financial Statements (Continued)

Total % Ownership by Related Party
Destination Retirement 2035 Fund	99.9%
Destination Retirement 2040 Fund	80.1%
Destination Retirement 2045 Fund	99.1%
Destination Retirement 2050 Fund	85.5%

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2010, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
PIMCO Total Return Fund	$4,752,436,033	$729,004,148	$3,899,225,708	$41,501,728
Strategic Bond Fund	507,130,677	26,639,007	532,656,571	49,726,448
Strategic Balanced Fund	152,357,778	43,251,727	152,777,072	72,779,417
Global Allocation Fund	53,079,624	209,689,719	48,408,494	151,213,837
Diversified Value Fund	-	376,762,322	-	432,715,122
Fundamental Value Fund	-	291,903,321	-	299,830,294
Value Equity Fund	-	23,469,374	-	27,250,535
Large Cap Value Fund	-	62,757,770	-	185,496,016
Indexed Equity Fund	-	169,000,742	-	83,601,871
Core Opportunities Fund	-	85,308,753	-	56,961,367
Blue Chip Growth Fund	-	263,057,594	-	369,216,342
Large Cap Growth Fund	-	58,359,967	-	83,520,819
Aggressive Growth Fund	-	111,784,492	-	130,414,218
NASDAQ-100 Fund	-	3,464,546	-	10,816,357
Focused Value Fund	-	180,404,027	-	235,716,408
Mid-Cap Value Fund	-	173,878,211	-	174,264,784
Small Cap Value Equity Fund	-	33,478,105	-	46,680,854
Small Company Value Fund	-	209,450,695	-	218,067,803
Mid Cap Growth Equity Fund	-	70,872,411	-	95,766,123
Mid Cap Growth Equity II Fund	-	698,597,050	-	658,163,007
Small Cap Growth Equity Fund	-	780,470,688	-	593,312,098
Small Company Growth Fund	-	53,010,620	-	55,346,905
Diversified International Fund	-	88,639,611	-	82,701,328
Overseas Fund	-	211,994,734	-	258,957,147
Destination Retirement Income Fund	-	33,359,483	-	40,695,890
Destination Retirement 2010 Fund	-	43,269,829	-	66,752,254
Destination Retirement 2015 Fund	-	1,404,265	-	132,783
Destination Retirement 2020 Fund	-	116,678,259	-	152,979,185
Destination Retirement 2025 Fund	-	1,295,277	-	114,060
Destination Retirement 2030 Fund	-	83,212,066	-	111,810,357
Destination Retirement 2035 Fund	-	1,176,643	-	97,617
Destination Retirement 2040 Fund	-	53,646,304	-	62,899,218
Destination Retirement 2045 Fund	-	1,146,410	-	77,126
Destination Retirement 2050 Fund	-	12,457,764	-	7,995,014

Notes to Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009

	Shares	Amount	Shares	Amount

PIMCO Total Return Fund Class A*
Sold	75,269,569	$754,712,984
Issued as reinvestment of dividends	1,392,317	13,811,781
Redeemed	(6,445,057)	(66,080,382)

Net increase (decrease)	70,216,829	$702,444,383

PIMCO Total Return Fund Class L*
Sold	2,840,887	$29,446,964
Issued as reinvestment of dividends	56,347	558,398
Redeemed	(126,744)	(1,299,284)

Net increase (decrease)	2,770,490	$28,706,078

PIMCO Total Return Fund Class Y*
Sold	55,366,121	$555,266,635
Issued as reinvestment of dividends	1,063,732	10,552,217
Redeemed	(5,251,547)	(54,118,845)

Net increase (decrease)	51,178,306	$511,700,007

PIMCO Total Return Fund Class S*
Sold	3,017,866	$31,089,624
Issued as reinvestment of dividends	59,255	587,214
Redeemed	(171,367)	(1,787,107)

Net increase (decrease)	2,905,754	$29,889,731

PIMCO Total Return Fund Class N*
Sold	1,033,956	$10,460,455
Issued as reinvestment of dividends	17,384	172,452
Redeemed	(76,829)	(791,909)

Net increase (decrease)	974,511	$9,840,998

PIMCO Total Return Fund Class Z*
Sold	355,040	$3,670,322
Issued as reinvestment of dividends	7,627	75,671
Redeemed	-	-

Net increase (decrease)	362,667	$3,745,993

Strategic Bond Fund Class A
Sold	1,015,250	$9,849,654	1,185,315	$10,723,064
Issued as reinvestment of dividends	275,473	2,603,914	556,983	5,101,994
Redeemed	(2,446,721)	(23,781,392)	(3,027,301)	(26,809,621)

Net increase (decrease)	(1,155,998)	$(11,327,824)	(1,285,003)	$(10,984,563)

Strategic Bond Fund Class L
Sold	1,199,576	$11,887,046	2,783,563	$25,335,038
Issued as reinvestment of dividends	223,861	2,117,201	330,139	3,030,708
Redeemed	(1,034,094)	(10,014,971)	(1,644,433)	(14,475,934)

Net increase (decrease)	389,343	$3,989,276	1,469,269	$13,889,812

Notes to Financial Statements (Continued)

	Year ended December 31, 2010		Year ended December 31, 2009

	Shares	Amount	Shares	Amount
Strategic Bond Fund Class Y
Sold	1,092,571	$10,640,182	705,726	$6,499,289
Issued as reinvestment of dividends	162,958	1,550,402	501,060	4,609,586
Redeemed	(4,469,172)	(45,016,591)	(2,560,734)	(21,735,458)

Net increase (decrease)	(3,213,643)	$(32,826,007)	(1,353,948)	$(10,626,583)

Strategic Bond Fund Class S
Sold	1,484,768	$14,648,241	2,970,875	$25,680,176
Issued as reinvestment of dividends	268,036	2,541,242	478,504	4,402,978
Redeemed	(2,124,843)	(20,823,959)	(4,374,542)	(39,821,425)

Net increase (decrease)	(372,039)	$(3,634,476)	(925,163)	$(9,738,271)

Strategic Bond Fund Class N
Sold	24,703	$238,047	19,788	$179,297
Issued as reinvestment of dividends	4,639	43,794	6,683	61,218
Redeemed	(18,214)	(172,475)	(27,385)	(238,014)

Net increase (decrease)	11,128	$109,366	(914)	$2,501

Strategic Balanced Fund Class A
Sold	63,202	$615,301	168,282	$1,365,261
Issued as reinvestment of dividends	11,955	113,111	19,722	184,404
Redeemed	(276,649)	(2,699,842)	(1,034,671)	(8,261,717)

Net increase (decrease)	(201,492)	$(1,971,430)	(846,667)	$(6,712,052)

Strategic Balanced Fund Class L
Sold	192,099	$1,870,655	355,825	$2,891,344
Issued as reinvestment of dividends	61,196	586,440	95,847	895,214
Redeemed	(816,972)	(7,871,632)	(2,091,151)	(16,228,524)

Net increase (decrease)	(563,677)	$(5,414,537)	(1,639,479)	$(12,441,966)

Strategic Balanced Fund Class Y
Sold	312,742	$3,027,889	250,403	$2,058,099
Issued as reinvestment of dividends	39,569	377,596	70,293	655,837
Redeemed	(1,272,542)	(12,687,795)	(1,496,183)	(12,394,726)

Net increase (decrease)	(920,231)	$(9,282,310)	(1,175,487)	$(9,680,790)

Strategic Balanced Fund Class S
Sold	47,788	$467,096	978,478	$7,932,729
Issued as reinvestment of dividends	8,480	81,256	56,749	527,764
Redeemed	(110,917)	(1,074,452)	(2,075,380)	(19,026,263)

Net increase (decrease)	(54,649)	$(526,100)	(1,040,153)	$(10,565,770)

Strategic Balanced Fund Class N
Sold	1,311	$12,641	3,083	$26,226
Issued as reinvestment of dividends	454	4,209	894	8,326
Redeemed	(11,546)	(111,318)	(5,046)	(42,483)

Net increase (decrease)	(9,781)	$(94,468)	(1,069)	$(7,931)

Global Allocation Fund Class A**
Sold	231,088	$2,382,681	10,010	$100,100
Issued as reinvestment of dividends	1,000	10,566	-	-
Redeemed	(16,167)	(169,309)	-	-

Net increase (decrease)	215,921	$2,223,938	10,010	$100,100

Notes to Financial Statements (Continued)

	Year ended December 31, 2010		Year ended December 31, 2009

	Shares	Amount	Shares	Amount
Global Allocation Fund Class L**
Sold	167,969	$1,706,742	990,034	$9,900,344
Issued as reinvestment of dividends	7,013	74,272	222	2,191
Redeemed	(149,193)	(1,502,240)	(10,133)	(101,014)

Net increase (decrease)	25,789	$278,774	980,123	$9,801,521

Global Allocation Fund Class Y**
Sold	194,604	$2,011,889	10,010	$100,100
Issued as reinvestment of dividends	1,309	13,865	3	33
Redeemed	(64,598)	(692,201)	-	-

Net increase (decrease)	131,315	$1,333,553	10,013	$100,133

Global Allocation Fund Class S**
Sold	10,591,318	$107,499,873	541,513	$5,344,019
Subscription in-kind	–	–	46,501,578	465,015,780
Issued as reinvestment of dividends	475,082	5,031,123	19,629	193,930
Redeemed	(6,188,752)	(62,150,636)	(359,564)	(3,564,389)

Net increase (decrease)	4,877,648	$50,380,360	46,703,156	$466,989,340

Diversified Value Fund Class A
Sold	335,599	$2,760,891	1,080,446	$7,288,700
Issued as reinvestment of dividends	55,790	462,360	76,451	612,374
Redeemed	(2,357,484)	(19,355,134)	(3,247,382)	(22,193,980)

Net increase (decrease)	(1,966,095)	$(16,131,883)	(2,090,485)	$(14,292,906)

Diversified Value Fund Class L
Sold	1,118,931	$9,202,361	1,820,895	$11,635,192
Issued as reinvestment of dividends	77,080	650,600	82,624	663,472
Redeemed	(1,902,515)	(15,963,242)	(3,125,737)	(21,379,276)

Net increase (decrease)	(706,504)	$(6,110,281)	(1,222,218)	$(9,080,612)

Diversified Value Fund Class Y
Sold	407,850	$3,444,178	701,839	$4,554,359
Issued as reinvestment of dividends	69,609	586,947	65,038	522,254
Redeemed	(714,583)	(5,971,176)	(4,729,015)	(32,165,332)

Net increase (decrease)	(237,124)	$(1,940,051)	(3,962,138)	$(27,088,719)

Diversified Value Fund Class S
Sold	2,740,343	$22,709,999	8,723,305	$56,670,927
Issued as reinvestment of dividends	420,735	3,557,591	443,747	3,563,283
Redeemed	(7,023,059)	(59,313,634)	(6,833,374)	(48,269,803)

Net increase (decrease)	(3,861,981)	$(33,046,044)	2,333,678	$11,964,407

Diversified Value Fund Class N
Sold	3,505	$28,934	13,292	$89,982
Issued as reinvestment of dividends	137	1,115	522	4,198
Redeemed	(43,937)	(350,955)	(35,512)	(256,499)

Net increase (decrease)	(40,295)	$(320,906)	(21,698)	$(162,319)

Notes to Financial Statements (Continued)

	Year ended December 31, 2010		Year ended December 31, 2009

	Shares	Amount	Shares	Amount
Fundamental Value Fund Class A
Sold	5,546,926	$52,071,886	8,749,751	$72,318,277
Issued as reinvestment of dividends	324,733	2,815,433	493	4,253
Redeemed	(3,660,795)	(34,097,293)	(6,245,026)	(52,363,755)

Net increase (decrease)	2,210,864	$20,790,026	2,505,218	$19,958,775

Fundamental Value Fund Class L
Sold	3,207,564	$30,247,862	4,330,448	$33,139,184
Issued as reinvestment of dividends	206,931	1,808,580	398	3,449
Redeemed	(6,032,217)	(58,324,225)	(4,993,754)	(40,417,091)

Net increase (decrease)	(2,617,722)	$(26,267,783)	(662,908)	$(7,274,458)

Fundamental Value Fund Class Y
Sold	3,057,477	$29,056,281	7,096,964	$56,879,116
Issued as reinvestment of dividends	210,936	1,845,693	259	2,256
Redeemed	(4,364,765)	(42,521,763)	(5,456,872)	(39,742,030)

Net increase (decrease)	(1,096,352)	$(11,619,789)	1,640,351	$17,139,342

Fundamental Value Fund Class S
Sold	9,008,850	$87,466,285	10,492,794	$79,086,310
Issued as reinvestment of dividends	720,412	6,318,016	1,036	9,022
Redeemed	(9,796,916)	(94,878,792)	(10,114,777)	(81,919,536)

Net increase (decrease)	(67,654)	$(1,094,491)	379,053	$(2,824,204)

Fundamental Value Fund Class N
Sold	13,504	$124,742	46,607	$360,905
Issued as reinvestment of dividends	1,244	10,701	6	48
Redeemed	(78,062)	(710,480)	(61,570)	(466,358)

Net increase (decrease)	(63,314)	$(575,037)	(14,957)	$(105,405)

Fundamental Value Fund Class Z***
Sold	10,193	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	10,193	$100,100

Value Equity Fund Class A
Sold	170,268	$1,167,293	221,281	$1,121,541
Issued as reinvestment of dividends	25,177	153,077	-	-
Redeemed	(295,689)	(2,029,632)	(328,671)	(1,931,290)

Net increase (decrease)	(100,244)	$(709,262)	(107,390)	$(809,749)

Value Equity Fund Class L
Sold	43,762	$290,763	72,743	$364,338
Issued as reinvestment of dividends	4,604	28,041	-	-
Redeemed	(35,425)	(246,155)	(1,172,771)	(6,571,459)

Net increase (decrease)	12,941	$72,649	(1,100,028)	$(6,207,121)

Value Equity Fund Class Y
Sold	135,199	$922,854	125,438	$763,641
Issued as reinvestment of dividends	6,913	42,377	-	-
Redeemed	(184,277)	(1,241,636)	(93,303)	(487,767)

Net increase (decrease)	(42,165)	$(276,405)	32,135	$275,874

Notes to Financial Statements (Continued)

	Year ended December 31, 2010		Year ended December 31, 2009

	Shares	Amount	Shares	Amount
Value Equity Fund Class S
Sold	190,689	$1,286,280	686,113	$3,684,849
Issued as reinvestment of dividends	42,690	260,835	-	-
Redeemed	(644,376)	(4,335,941)	(2,912,745)	(15,679,257)

Net increase (decrease)	(410,997)	$(2,788,826)	(2,226,632)	$(11,994,408)

Value Equity Fund Class N
Sold	-	$-	134	$740
Issued as reinvestment of dividends	9	57	-	-
Redeemed	(411)	(2,678)	(133)	(782)

Net increase (decrease)	(402)	$(2,621)	1	$(42)

Large Cap Value Fund Class A
Sold	681,455	$6,518,012	1,536,684	$11,417,565
Issued as reinvestment of dividends	129,400	1,299,284	66,854	619,068
Redeemed	(4,333,721)	(41,209,740)	(10,049,288)	(81,752,848)

Net increase (decrease)	(3,522,866)	$(33,392,444)	(8,445,750)	$(69,716,215)

Large Cap Value Fund Class L
Sold	1,216,068	$11,644,743	1,689,016	$12,779,096
Issued as reinvestment of dividends	90,108	912,333	77,631	721,196
Redeemed	(5,495,787)	(53,792,527)	(6,625,100)	(49,569,957)

Net increase (decrease)	(4,189,611)	$(41,235,451)	(4,858,453)	$(36,069,665)

Large Cap Value Fund Class Y
Sold	1,900,606	$18,483,250	1,633,522	$13,115,317
Issued as reinvestment of dividends	98,328	1,001,918	70,931	660,372
Redeemed	(2,930,789)	(28,111,622)	(1,506,165)	(11,034,699)

Net increase (decrease)	(931,855)	$(8,626,454)	198,288	$2,740,990

Large Cap Value Fund Class S
Sold	3,957,877	$39,183,176	4,657,795	$36,057,702
Issued as reinvestment of dividends	458,445	4,689,207	345,517	3,216,764
Redeemed	(7,323,106)	(70,680,418)	(12,353,944)	(94,162,263)

Net increase (decrease)	(2,906,784)	$(26,808,035)	(7,350,632)	$(54,887,797)

Large Cap Value Fund Class N
Sold	11,434	$108,593	29,892	$228,171
Issued as reinvestment of dividends	405	3,982	255	2,341
Redeemed	(40,362)	(384,418)	(10,895)	(79,047)

Net increase (decrease)	(28,523)	$(271,843)	19,252	$151,465

Indexed Equity Fund Class A
Sold	5,835,160	$61,185,126	6,012,044	$52,355,453
Issued as reinvestment of dividends	349,451	3,765,999	253,423	2,569,719
Redeemed	(3,525,063)	(36,801,130)	(4,996,265)	(43,641,575)

Net increase (decrease)	2,659,548	$28,149,995	1,269,202	$11,283,597

Indexed Equity Fund Class L
Sold	4,367,978	$46,101,070	3,262,188	$27,626,693
Issued as reinvestment of dividends	271,456	2,965,321	170,698	1,739,411
Redemptions in-kind	-	-	(8,409,502)	(86,029,206)
Redeemed	(2,375,718)	(24,558,527)	(4,033,948)	(33,666,904)

Net increase (decrease)	2,263,716	$24,507,864	(9,010,564)	$(90,330,006)

Notes to Financial Statements (Continued)

	Year ended December 31, 2010		Year ended December 31, 2009

	Shares	Amount	Shares	Amount
Indexed Equity Fund Class Y
Sold	3,698,322	$39,015,389	5,282,384	$45,162,166
Issued as reinvestment of dividends	402,377	4,361,501	368,881	3,762,581
Redeemed	(8,252,527)	(88,100,095)	(6,165,738)	(52,100,516)

Net increase (decrease)	(4,151,828)	$(44,723,205)	(514,473)	$(3,175,769)

Indexed Equity Fund Class S
Sold	6,790,420	$73,188,491	6,377,695	$54,308,851
Issued as reinvestment of dividends	617,687	6,798,157	509,932	5,252,298
Redeemed	(8,252,902)	(87,873,149)	(9,964,197)	(86,095,758)

Net increase (decrease)	(844,795)	$(7,886,501)	(3,076,570)	$(26,534,609)

Indexed Equity Fund Class N
Sold	50,896	$524,679	92,273	$723,383
Issued as reinvestment of dividends	2,771	29,012	2,517	25,326
Redeemed	(105,749)	(1,113,992)	(93,598)	(773,320)

Net increase (decrease)	(52,082)	$(560,301)	1,192	$(24,611)

Indexed Equity Fund Class Z
Sold	12,824,270	$136,369,557	12,916,813	$107,438,071
Issued as reinvestment of dividends	1,028,562	11,372,634	724,604	7,456,171
Redeemed	(5,586,246)	(59,700,423)	(11,160,687)	(94,783,073)

Net increase (decrease)	8,266,586	$88,041,768	2,480,730	$20,111,169

Core Opportunities Fund Class A
Sold	648,026	$5,196,556	479,219	$3,248,643
Issued as reinvestment of dividends	4,194	32,209	-	-
Redeemed	(545,747)	(4,522,669)	(655,462)	(4,373,819)

Net increase (decrease)	106,473	$706,096	(176,243)	$(1,125,176)

Core Opportunities Fund Class L
Sold	2,519,161	$21,937,292	318,172	$2,300,312
Issued as reinvestment of dividends	12,439	95,654	-	-
Redeemed	(847,920)	(6,994,276)	(704,597)	(5,538,669)

Net increase (decrease)	1,683,680	$15,038,670	(386,425)	$(3,238,357)

Core Opportunities Fund Class Y
Sold	30,097	$255,355	21,109	$145,049
Issued as reinvestment of dividends	2,276	17,570	-	-
Redeemed	(254,797)	(2,155,480)	(13,395)	(94,779)

Net increase (decrease)	(222,424)	$(1,882,555)	7,714	$50,270

Core Opportunities Fund Class S
Sold	2,116,266	$18,563,240	82,926	$587,858
Issued as reinvestment of dividends	12,266	95,062	-	-
Redeemed	(471,314)	(4,030,671)	(39,462)	(268,356)

Net increase (decrease)	1,657,218	$14,627,631	43,464	$319,502

Core Opportunities Fund Class N
Sold	2,151	$18,029	1,875	$12,991
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,134)	(9,362)	(742)	(5,104)

Net increase (decrease)	1,017	$8,667	1,133	$7,887

Notes to Financial Statements (Continued)

	Year ended December 31, 2010		Year ended December 31, 2009

	Shares	Amount	Shares	Amount
Blue Chip Growth Fund Class A
Sold	749,930	$6,694,538	1,427,769	$10,336,868
Issued as reinvestment of dividends	-	-	1,426	11,389
Redeemed	(2,104,137)	(18,680,822)	(1,544,206)	(10,830,022)

Net increase (decrease)	(1,354,207)	$(11,986,284)	(115,011)	$(481,765)

Blue Chip Growth Fund Class L
Sold	2,254,610	$21,383,018	4,608,527	$33,573,396
Issued as reinvestment of dividends	-	-	5,966	48,500
Redeemed	(8,827,322)	(82,498,748)	(8,578,483)	(64,724,206)

Net increase (decrease)	(6,572,712)	$(61,115,730)	(3,963,990)	$(31,102,310)

Blue Chip Growth Fund Class Y
Sold	1,380,933	$13,206,336	2,089,414	$15,509,765
Issued as reinvestment of dividends	4,493	38,237	964	7,854
Redeemed	(1,672,603)	(16,282,429)	(1,862,886)	(14,570,278)

Net increase (decrease)	(287,177)	$(3,037,856)	227,492	$947,341

Blue Chip Growth Fund Class S
Sold	6,179,028	$61,300,145	3,881,238	$28,464,323
Issued as reinvestment of dividends	13,936	119,015	3,858	31,519
Redeemed	(9,681,034)	(91,401,211)	(6,715,233)	(51,879,718)

Net increase (decrease)	(3,488,070)	$(29,982,051)	(2,830,137)	$(23,383,876)

Blue Chip Growth Fund Class N
Sold	2,750	$24,389	14,474	$103,555
Issued as reinvestment of dividends	-	-	18	138
Redeemed	(60,627)	(508,400)	(19,651)	(144,545)

Net increase (decrease)	(57,877)	$(484,011)	(5,159)	$(40,852)

Large Cap Growth Fund Class A
Sold	54,229	$424,514	128,565	$820,325
Issued as reinvestment of dividends	210	1,530	-	-
Redeemed	(276,310)	(2,203,483)	(232,740)	(1,498,303)

Net increase (decrease)	(221,871)	$(1,777,439)	(104,175)	$(677,978)

Large Cap Growth Fund Class L
Sold	1,067,823	$8,973,304	1,849,321	$13,728,079
Issued as reinvestment of dividends	6,522	57,357	4,246	33,419
Redeemed	(774,959)	(6,409,191)	(18,735)	(126,877)

Net increase (decrease)	299,386	$2,621,470	1,834,832	$13,634,621

Large Cap Growth Fund Class Y
Sold	-	$-	124,972	$740,751
Issued as reinvestment of dividends	-	-	2,470	19,291
Redeemed	(1,507,011)	(12,320,632)	(10,842)	(68,845)

Net increase (decrease)	(1,507,011)	$(12,320,632)	116,600	$691,197

Large Cap Growth Fund Class S
Sold	804,456	$6,652,780	7,500,476	$50,071,751
Issued as reinvestment of dividends	23,635	210,278	15,286	119,997
Redeemed	(2,483,468)	(20,514,962)	(2,466,520)	(16,732,233)

Net increase (decrease)	(1,655,377)	$(13,651,904)	5,049,242	$33,459,515

Notes to Financial Statements (Continued)

	Year ended December 31, 2010		Year ended December 31, 2009

	Shares	Amount	Shares	Amount
Large Cap Growth Fund Class N
Sold	-	$-	-	$-
Issued as reinvestment of dividends	0 +	1	-	-
Redeemed	-	-	-	-

Net increase (decrease)	0 +	$1	-	$-

Aggressive Growth Fund Class A
Sold	637,008	$3,800,630	2,408,159	$10,537,989
Issued as reinvestment of dividends	-	-	1,724	8,293
Redeemed	(3,527,847)	(20,073,060)	(4,105,825)	(17,864,591)

Net increase (decrease)	(2,890,839)	$(16,272,430)	(1,695,942)	$(7,318,309)

Aggressive Growth Fund Class L
Sold	1,496,553	$8,914,314	2,933,804	$12,907,526
Issued as reinvestment of dividends	-	-	1,848	9,113
Redeemed	(4,326,706)	(25,800,494)	(8,867,143)	(41,041,329)

Net increase (decrease)	(2,830,153)	$(16,886,180)	(5,931,491)	$(28,124,690)

Aggressive Growth Fund Class Y
Sold	484,862	$2,885,050	3,207,284	$14,731,099
Issued as reinvestment of dividends	-	-	571	2,859
Redeemed	(1,085,126)	(6,485,479)	(3,966,912)	(17,959,904)

Net increase (decrease)	(600,264)	$(3,600,429)	(759,057)	$(3,225,946)

Aggressive Growth Fund Class S
Sold	7,973,678	$53,130,389	9,324,340	$41,834,487
Issued as reinvestment of dividends	-	-	4,184	21,130
Redeemed	(6,202,896)	(36,858,179)	(11,243,946)	(50,743,312)

Net increase (decrease)	1,770,782	$16,272,210	(1,915,422)	$(8,887,695)

Aggressive Growth Fund Class N
Sold	140	$769	2,651	$9,779
Issued as reinvestment of dividends	-	-	3	12
Redeemed	(12,900)	(67,846)	(9,575)	(38,405)

Net increase (decrease)	(12,760)	$(67,077)	(6,921)	$(28,614)

NASDAQ-100 Fund Class A
Sold	1,778,103	$8,649,784	1,841,452	$6,488,053
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,232,671)	(10,659,682)	(1,974,719)	(7,281,558)

Net increase (decrease)	(454,568)	$(2,009,898)	(133,267)	$(793,505)

NASDAQ-100 Fund Class L
Sold	243,379	$1,207,656	736,189	$2,762,137
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(474,514)	(2,312,534)	(750,288)	(3,058,413)

Net increase (decrease)	(231,135)	$(1,104,878)	(14,099)	$(296,276)

NASDAQ-100 Fund Class Y
Sold	68,531	$343,983	466,788	$1,842,712
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(361,969)	(1,713,307)	(511,834)	(1,972,928)

Net increase (decrease)	(293,438)	$(1,369,324)	(45,046)	$(130,216)

Notes to Financial Statements (Continued)

	Year ended December 31, 2010		Year ended December 31, 2009

	Shares	Amount	Shares	Amount
NASDAQ-100 Fund Class S
Sold	1,448,450	$7,280,450	3,422,843	$12,850,295
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,003,794)	(9,705,215)	(2,650,768)	(9,656,502)

Net increase (decrease)	(555,344)	$(2,424,765)	772,075	$3,193,793

NASDAQ-100 Fund Class N
Sold	24,697	$112,704	121,166	$377,890
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(32,808)	(148,532)	(90,665)	(295,155)

Net increase (decrease)	(8,111)	$(35,828)	30,501	$82,735

Focused Value Fund Class A
Sold	1,028,867	$15,615,190	2,088,713	$22,879,751
Issued as reinvestment of dividends	40,307	533,664	-	-
Redeemed	(2,519,950)	(36,562,842)	(2,965,603)	(30,632,604)

Net increase (decrease)	(1,450,776)	$(20,413,988)	(876,890)	$(7,752,853)

Focused Value Fund Class L
Sold	1,255,207	$19,148,888	1,757,357	$18,476,113
Issued as reinvestment of dividends	33,181	447,614	-	-
Redeemed	(2,936,175)	(45,735,655)	(2,757,099)	(30,117,326)

Net increase (decrease)	(1,647,787)	$(26,139,153)	(999,742)	$(11,641,213)

Focused Value Fund Class Y
Sold	1,344,268	$21,061,429	1,820,126	$20,268,778
Issued as reinvestment of dividends	30,030	408,713	-	-
Redeemed	(1,748,976)	(26,850,686)	(3,746,977)	(38,378,653)

Net increase (decrease)	(374,678)	$(5,380,544)	(1,926,851)	$(18,109,875)

Focused Value Fund Class S
Sold	4,110,181	$67,521,917	6,565,191	$71,574,105
Issued as reinvestment of dividends	133,162	1,826,976	-	-
Redeemed	(4,813,178)	(71,962,527)	(4,483,351)	(47,508,279)

Net increase (decrease)	(569,835)	$(2,613,634)	2,081,840	$24,065,826

Focused Value Fund Class N
Sold	15,378	$220,345	67,904	$725,120
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(92,519)	(1,364,091)	(56,904)	(662,871)

Net increase (decrease)	(77,141)	$(1,143,746)	11,000	$62,249

Focused Value Fund Class Z***
Sold	5,916	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	5,916	$100,100

Mid-Cap Value Fund Class A
Sold	164,986	$1,459,496	260,395	$1,835,615
Issued as reinvestment of dividends	4,102	40,096	4,484	36,498
Redeemed	(342,463)	(3,094,248)	(212,601)	(1,413,654)

Net increase (decrease)	(173,375)	$(1,594,656)	52,278	$458,459

Notes to Financial Statements (Continued)

	Year ended December 31, 2010		Year ended December 31, 2009

	Shares	Amount	Shares	Amount
Mid-Cap Value Fund Class L
Sold	686,521	$6,097,539	911,420	$6,144,124
Issued as reinvestment of dividends	42,848	420,368	33,776	275,609
Redeemed	(1,042,681)	(9,333,318)	(1,501,730)	(9,883,947)

Net increase (decrease)	(313,312)	$(2,815,411)	(556,534)	$(3,464,214)

Mid-Cap Value Fund Class Y
Sold	60,032	$553,697	110,255	$681,173
Issued as reinvestment of dividends	1,249	12,268	364	2,976
Redeemed	(13,061)	(121,415)	(392,019)	(2,313,002)

Net increase (decrease)	48,220	$444,550	(281,400)	$(1,628,853)

Mid-Cap Value Fund Class S
Sold	2,275,348	$20,478,287	2,291,679	$14,944,989
Issued as reinvestment of dividends	114,385	1,121,561	82,482	672,224
Redeemed	(1,896,981)	(16,722,218)	(3,219,150)	(21,555,099)

Net increase (decrease)	492,752	$4,877,630	(844,989)	$(5,937,886)

Mid-Cap Value Fund Class N
Sold	1,247	$11,017	1,183	$7,995
Issued as reinvestment of dividends	37	362	19	155
Redeemed	(470)	(4,099)	(472)	(3,231)

Net increase (decrease)	814	$7,280	730	$4,919

Small Cap Value Equity Fund Class A
Sold	266,522	$2,187,502	307,463	$1,840,583
Issued as reinvestment of dividends	1,338	12,182	5,164	37,442
Redeemed	(496,337)	(4,038,049)	(548,636)	(3,155,514)

Net increase (decrease)	(228,477)	$(1,838,365)	(236,009)	$(1,277,489)

Small Cap Value Equity Fund Class L
Sold	306,848	$2,482,033	619,972	$3,542,077
Issued as reinvestment of dividends	8,632	79,629	24,139	175,010
Redeemed	(1,361,643)	(11,500,270)	(1,356,644)	(7,882,942)

Net increase (decrease)	(1,046,163)	$(8,938,608)	(712,533)	$(4,165,855)

Small Cap Value Equity Fund Class Y
Sold	376,322	$3,137,158	125,606	$769,363
Issued as reinvestment of dividends	2,421	22,330	5,064	36,716
Redeemed	(485,101)	(3,965,694)	(285,248)	(1,744,842)

Net increase (decrease)	(106,358)	$(806,206)	(154,578)	$(938,763)

Small Cap Value Equity Fund Class S
Sold	4,137,253	$34,682,482	2,179,785	$13,113,349
Issued as reinvestment of dividends	46,158	427,443	77,376	560,977
Redeemed	(5,421,683)	(42,129,132)	(2,932,247)	(17,012,516)

Net increase (decrease)	(1,238,272)	$(7,019,207)	(675,086)	$(3,338,190)

Small Cap Value Equity Fund Class N
Sold	267	$2,144	7,127	$40,739
Issued as reinvestment of dividends	–	2	-	-
Redeemed	(164)	(1,361)	(37,142)	(242,635)

Net increase (decrease)	103	$785	(30,015)	$(201,896)

Notes to Financial Statements (Continued)

	Year ended December 31, 2010		Year ended December 31, 2009

	Shares	Amount	Shares	Amount
Small Company Value Fund Class A
Sold	1,664,409	$19,734,411	1,242,924	$11,026,064
Issued as reinvestment of dividends	31,986	407,050	25,352	268,904
Redeemed	(1,273,996)	(14,607,080)	(2,587,451)	(22,995,222)

Net increase (decrease)	422,399	$5,534,381	(1,319,175)	$(11,700,254)

Small Company Value Fund Class L
Sold	1,098,698	$13,315,423	1,406,660	$12,026,200
Issued as reinvestment of dividends	21,740	283,149	24,254	261,165
Redeemed	(2,021,860)	(24,065,625)	(1,918,909)	(17,641,723)

Net increase (decrease)	(901,422)	$(10,467,053)	(487,995)	$(5,354,358)

Small Company Value Fund Class Y
Sold	1,202,873	$14,646,122	1,596,726	$14,312,706
Issued as reinvestment of dividends	32,471	427,264	42,878	465,514
Redeemed	(3,231,434)	(39,188,200)	(3,007,755)	(25,618,582)

Net increase (decrease)	(1,996,090)	$(24,114,814)	(1,368,151)	$(10,840,362)

Small Company Value Fund Class S
Sold	6,526,560	$80,089,434	3,466,425	$29,560,444
Issued as reinvestment of dividends	165,286	2,189,361	136,799	1,491,055
Redeemed	(5,035,034)	(60,783,433)	(3,983,270)	(35,855,279)

Net increase (decrease)	1,656,812	$21,495,362	(380,046)	$(4,803,780)

Small Company Value Fund Class N
Sold	4,217	$46,423	68,907	$560,982
Issued as reinvestment of dividends	37	377	84	844
Redeemed	(90,655)	(1,038,156)	(50,437)	(449,928)

Net increase (decrease)	(86,401)	$(991,356)	18,554	$111,898

Small Company Value Fund Class Z***
Sold	7,857	$100,100
Issued as reinvestment of dividends	0 +	1
Redeemed	-	-

Net increase (decrease)	7,857	$100,101

Mid Cap Growth Equity Fund Class A
Sold	308,914	$2,834,813	208,608	$1,407,754
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(841,418)	(7,365,887)	(409,963)	(2,754,878)

Net increase (decrease)	(532,504)	$(4,531,074)	(201,355)	$(1,347,124)

Mid Cap Growth Equity Fund Class L
Sold	595,713	$5,450,647	448,503	$3,059,426
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(783,402)	(7,155,464)	(1,155,200)	(8,331,886)

Net increase (decrease)	(187,689)	$(1,704,817)	(706,697)	$(5,272,460)

Mid Cap Growth Equity Fund Class Y
Sold	52,743	$498,574	95,661	$649,992
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(57,273)	(526,047)	(434,113)	(3,356,787)

Net increase (decrease)	(4,530)	$(27,473)	(338,452)	$(2,706,795)

Notes to Financial Statements (Continued)

	Year ended December 31, 2010		Year ended December 31, 2009

	Shares	Amount	Shares	Amount
Mid Cap Growth Equity Fund Class S
Sold	817,359	$7,772,126	950,648	$6,670,771
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,750,699)	(25,769,547)	(2,607,014)	(17,310,411)

Net increase (decrease)	(1,933,340)	$(17,997,421)	(1,656,366)	$(10,639,640)

Mid Cap Growth Equity Fund Class N
Sold	1,521	$12,949	6,130	$45,722
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(13,235)	(108,197)	(6,862)	(48,835)

Net increase (decrease)	(11,714)	$(95,248)	(732)	$(3,113)

Mid Cap Growth Equity II Fund Class A
Sold	3,325,295	$43,174,309	4,806,633	$46,507,626
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(4,061,634)	(50,351,804)	(4,518,158)	(42,752,473)

Net increase (decrease)	(736,339)	$(7,177,495)	288,475	$3,755,153

Mid Cap Growth Equity II Fund Class L
Sold	4,630,509	$61,920,391	6,459,783	$60,828,314
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(5,466,059)	(72,339,157)	(7,364,244)	(67,876,048)

Net increase (decrease)	(835,550)	$(10,418,766)	(904,461)	$(7,047,734)

Mid Cap Growth Equity II Fund Class Y
Sold	3,169,645	$42,893,874	4,397,710	$44,152,439
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(3,101,342)	(41,738,086)	(3,740,050)	(34,522,103)

Net increase (decrease)	68,303	$1,155,788	657,660	$9,630,336

Mid Cap Growth Equity II Fund Class S
Sold	8,860,969	$122,754,396	8,308,366	$78,802,420
Issued as reinvestment of dividends	-	-	1,492	18,023
Redeemed	(4,471,917)	(59,393,770)	(4,770,639)	(46,098,193)

Net increase (decrease)	4,389,052	$63,360,626	3,539,219	$32,722,250

Mid Cap Growth Equity II Fund Class N
Sold	44,930	$551,044	78,661	$702,925
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(61,605)	(744,871)	(45,407)	(421,406)

Net increase (decrease)	(16,675)	$(193,827)	33,254	$281,519

Mid Cap Growth Equity II Fund Class Z***
Sold	6,823	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	6,823	$100,100

Small Cap Growth Equity Fund Class A
Sold	1,184,857	$16,900,205	797,500	$8,547,972
Issued as reinvestment of dividends	51,212	818,370	-	-
Redeemed	(1,236,444)	(17,496,011)	(1,410,188)	(15,006,519)

Net increase (decrease)	(375)	$222,564	(612,688)	$(6,458,547)

Notes to Financial Statements (Continued)

	Year ended December 31, 2010		Year ended December 31, 2009

	Shares	Amount	Shares	Amount
Small Cap Growth Equity Fund Class L
Sold	645,367	$9,502,251	1,010,565	$10,303,809
Issued as reinvestment of dividends	32,224	529,753	-	-
Redeemed	(1,317,682)	(19,641,364)	(2,766,001)	(29,316,213)

Net increase (decrease)	(640,091)	$(9,609,360)	(1,755,436)	$(19,012,404)

Small Cap Growth Equity Fund Class Y
Sold	822,125	$12,324,283	1,587,321	$18,607,739
Issued as reinvestment of dividends	41,749	698,464	-	-
Redeemed	(2,224,435)	(33,300,629)	(2,272,227)	(24,576,692)

Net increase (decrease)	(1,360,561)	$(20,277,882)	(684,906)	$(5,968,953)

Small Cap Growth Equity Fund Class S
Sold	18,772,611	$277,949,633	3,865,066	$41,254,728
Issued as reinvestment of dividends	280,969	4,770,852	-	-
Redeemed	(4,312,669)	(65,193,993)	(2,839,956)	(31,450,496)

Net increase (decrease)	14,740,911	$217,526,492	1,025,110	$9,804,232

Small Cap Growth Equity Fund Class N
Sold	6,191	$87,411	12,071	$124,167
Issued as reinvestment of dividends	194	3,015	-	-
Redeemed	(16,270)	(222,157)	(6,156)	(70,839)

Net increase (decrease)	(9,885)	$(131,731)	5,915	$53,328

Small Cap Growth Equity Fund Class Z***
Sold	6,233	$100,100
Issued as reinvestment of dividends	0 +	1
Redeemed	-	-

Net increase (decrease)	6,233	$100,101

Small Company Growth Fund Class A
Sold	257,156	$2,071,939	208,780	$1,170,909
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(738,058)	(5,647,442)	(784,277)	(4,400,544)

Net increase (decrease)	(480,902)	$(3,575,503)	(575,497)	$(3,229,635)

Small Company Growth Fund Class L
Sold	1,359,752	$11,036,989	917,691	$4,963,573
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(977,086)	(8,379,106)	(1,070,988)	(6,170,889)

Net increase (decrease)	382,666	$2,657,883	(153,297)	$(1,207,316)

Small Company Growth Fund Class Y
Sold	110,410	$924,179	756,710	$4,557,633
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(397,194)	(3,400,814)	(1,967,383)	(13,463,826)

Net increase (decrease)	(286,784)	$(2,476,635)	(1,210,673)	$(8,906,193)

Small Company Growth Fund Class S
Sold	1,496,764	$12,825,554	865,247	$4,951,063
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,367,749)	(11,209,226)	(1,666,861)	(9,704,133)

Net increase (decrease)	129,015	$1,616,328	(801,614)	$(4,753,070)

Notes to Financial Statements (Continued)

	Year ended December 31, 2010		Year ended December 31, 2009

	Shares	Amount	Shares	Amount
Small Company Growth Fund Class N
Sold	5,937	$46,585	3,599	$19,591
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,752)	(12,265)	(9,672)	(51,679)

Net increase (decrease)	4,185	$34,320	(6,073)	$(32,088)

Diversified International Fund Class A
Sold	26,038	$176,026	2,641,602	$13,225,727
Issued as reinvestment of dividends	5,043	34,772	-	-
Redeemed	(96,158)	(652,972)	(10,657,718)	(68,232,520)

Net increase (decrease)	(65,077)	$(442,174)	(8,016,116)	$(55,006,793)

Diversified International Fund Class L
Sold	993,067	$6,501,627	2,386,195	$11,892,188
Issued as reinvestment of dividends	140,851	974,079	37,456	256,951
Redeemed	(1,159,004)	(7,724,782)	(2,477,775)	(13,853,941)

Net increase (decrease)	(25,086)	$(249,076)	(54,124)	$(1,704,802)

Diversified International Fund Class Y
Sold	9,527	$66,557	38,055	$205,732
Issued as reinvestment of dividends	32,890	227,471	8,745	59,989
Redeemed	-	-	(134,804)	(912,378)

Net increase (decrease)	42,417	$294,028	(88,004)	$(646,657)

Diversified International Fund Class S
Sold	3,587,759	$23,877,844	5,084,365	$26,768,698
Issued as reinvestment of dividends	461,290	3,194,917	127,070	874,242
Redeemed	(2,926,672)	(19,813,094)	(4,036,345)	(21,768,106)

Net increase (decrease)	1,122,377	$7,259,667	1,175,090	$5,874,834

Diversified International Fund Class N
Sold	138	$895	96	$575
Issued as reinvestment of dividends	0 +	1	1	5
Redeemed	(348)	(2,026)	-	-

Net increase (decrease)	(210)	$(1,130)	97	$580

Overseas Fund Class A
Sold	869,779	$5,670,854	2,094,069	$11,834,878
Issued as reinvestment of dividends	104,968	635,055	-	-
Redeemed	(2,407,418)	(15,831,917)	(2,704,826)	(14,818,784)

Net increase (decrease)	(1,432,671)	$(9,526,008)	(610,757)	$(2,983,906)

Overseas Fund Class L
Sold	3,666,637	$23,984,361	4,553,258	$24,001,827
Issued as reinvestment of dividends	323,520	1,970,244	-	-
Redeemed	(6,234,444)	(41,301,431)	(13,698,358)	(70,671,074)

Net increase (decrease)	(2,244,287)	$(15,346,826)	(9,145,100)	$(46,669,247)

Overseas Fund Class Y
Sold	1,024,497	$6,895,552	4,632,355	$25,189,775
Issued as reinvestment of dividends	212,912	1,300,895	-	-
Redeemed	(4,471,193)	(31,414,641)	(4,604,218)	(24,845,957)

Net increase (decrease)	(3,233,784)	$(23,218,194)	28,137	$343,818

Notes to Financial Statements (Continued)

	Year ended December 31, 2010		Year ended December 31, 2009

	Shares	Amount	Shares	Amount
Overseas Fund Class S
Sold	8,929,306	$60,355,232	10,239,427	$52,620,681
Issued as reinvestment of dividends	598,851	3,676,942	-	-
Redeemed	(10,212,769)	(67,812,300)	(15,642,296)	(80,230,851)

Net increase (decrease)	(684,612)	$(3,780,126)	(5,402,869)	$(27,610,170)

Overseas Fund Class N
Sold	11,782	$77,862	33,162	$158,591
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(127,195)	(833,246)	(78,345)	(383,752)

Net increase (decrease)	(115,413)	$(755,384)	(45,183)	$(225,161)

Overseas Fund Class Z***
Sold	14,039	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	14,039	$100,100

Destination Retirement Income Fund Class A
Sold	387,012	$3,613,626	1,088,634	$8,402,290
Issued as reinvestment of dividends	89,001	816,134	-	-
Redeemed	(615,052)	(5,791,803)	(3,011,424)	(23,694,407)

Net increase (decrease)	(139,039)	$(1,362,043)	(1,922,790)	$(15,292,117)

Destination Retirement Income Fund Class L
Sold	642,680	$6,073,657	496,285	$4,097,343
Issued as reinvestment of dividends	104,703	967,462	-	-
Redeemed	(1,091,981)	(10,344,216)	(3,600,671)	(28,991,681)

Net increase (decrease)	(344,598)	$(3,303,097)	(3,104,386)	$(24,894,338)

Destination Retirement Income Fund Class Y
Sold	519,126	$4,943,271	638,918	$5,205,504
Issued as reinvestment of dividends	51,038	472,100	-	-
Redeemed	(625,197)	(5,896,475)	(6,257,509)	(47,528,109)

Net increase (decrease)	(55,033)	$(481,104)	(5,618,591)	$(42,322,605)

Destination Retirement Income Fund Class S
Sold	653,983	$6,206,652	1,191,131	$9,448,880
Issued as reinvestment of dividends	53,534	494,115	-	-
Redeemed	(965,826)	(9,277,985)	(1,687,979)	(13,557,196)

Net increase (decrease)	(258,309)	$(2,577,218)	(496,848)	$(4,108,316)

Destination Retirement Income Fund Class N
Sold	235	$2,185	804	$6,515
Issued as reinvestment of dividends	16	152	-	-
Redeemed	(1,054)	(9,925)	(992)	(8,122)

Net increase (decrease)	(803)	$(7,588)	(188)	$(1,607)

Destination Retirement 2010 Fund Class A
Sold	467,123	$4,422,411	952,765	$7,676,031
Issued as reinvestment of dividends	72,524	658,517	-	-
Redeemed	(1,204,213)	(11,322,577)	(2,290,325)	(18,037,028)

Net increase (decrease)	(664,566)	$(6,241,649)	(1,337,560)	$(10,360,997)

Notes to Financial Statements (Continued)

	Year ended December 31, 2010		Year ended December 31, 2009

	Shares	Amount	Shares	Amount
Destination Retirement 2010 Fund Class L
Sold	442,014	$4,229,440	716,728	$5,740,942
Issued as reinvestment of dividends	31,995	291,793	-	-
Redeemed	(658,913)	(6,258,713)	(4,011,571)	(31,326,328)

Net increase (decrease)	(184,904)	$(1,737,480)	(3,294,843)	$(25,585,386)

Destination Retirement 2010 Fund Class Y
Sold	713,259	$6,806,496	1,101,275	$8,814,438
Issued as reinvestment of dividends	62,778	573,167	-	-
Redeemed	(950,275)	(8,985,472)	(3,565,273)	(27,554,123)

Net increase (decrease)	(174,238)	$(1,605,809)	(2,463,998)	$(18,739,685)

Destination Retirement 2010 Fund Class S
Sold	1,451,324	$13,933,499	3,156,788	$24,637,413
Issued as reinvestment of dividends	127,827	1,167,060	-	-
Redeemed	(3,020,659)	(29,137,404)	(2,776,043)	(21,545,868)

Net increase (decrease)	(1,441,508)	$(14,036,845)	380,745	$3,091,545

Destination Retirement 2010 Fund Class N
Sold	8,062	$75,743	11,011	$89,068
Issued as reinvestment of dividends	846	7,683	-	-
Redeemed	(17,994)	(169,522)	(18,250)	(153,038)

Net increase (decrease)	(9,086)	$(86,096)	(7,239)	$(63,970)

Destination Retirement 2015 Fund Class A****
Sold	27,693	$282,221
Issued as reinvestment of dividends	534	5,704
Redeemed	(74)	(794)

Net increase (decrease)	28,153	$287,131

Destination Retirement 2015 Fund Class L****
Sold	10,122	$101,290
Issued as reinvestment of dividends	201	2,150
Redeemed	(0)+	(1)

Net increase (decrease)	10,323	$103,439

Destination Retirement 2015 Fund Class Y****
Sold	13,090	$133,460
Issued as reinvestment of dividends	271	2,890
Redeemed	-	-

Net increase (decrease)	13,361	$136,350

Destination Retirement 2015 Fund Class S****
Sold	70,010	$700,100
Issued as reinvestment of dividends	1,464	15,665
Redeemed	-	-

Net increase (decrease)	71,474	$715,765

Destination Retirement 2020 Fund Class A
Sold	1,122,437	$10,135,780	2,151,533	$15,586,747
Issued as reinvestment of dividends	156,144	1,302,239	-	-
Redeemed	(2,428,948)	(21,731,237)	(4,542,164)	(32,459,178)

Net increase (decrease)	(1,150,367)	$(10,293,218)	(2,390,631)	$(16,872,431)

Notes to Financial Statements (Continued)

	Year ended December 31, 2010		Year ended December 31, 2009

	Shares	Amount	Shares	Amount
Destination Retirement 2020 Fund Class L
Sold	1,148,253	$10,452,264	2,469,898	$17,689,160
Issued as reinvestment of dividends	202,247	1,698,876	-	-
Redeemed	(3,286,313)	(29,200,826)	(9,870,173)	(71,289,942)

Net increase (decrease)	(1,935,813)	$(17,049,686)	(7,400,275)	$(53,600,782)

Destination Retirement 2020 Fund Class Y
Sold	1,510,275	$13,553,756	2,596,725	$18,578,164
Issued as reinvestment of dividends	122,429	1,027,178	-	-
Redeemed	(2,032,254)	(17,932,741)	(6,949,232)	(48,779,425)

Net increase (decrease)	(399,550)	$(3,351,807)	(4,352,507)	$(30,201,261)

Destination Retirement 2020 Fund Class S
Sold	3,088,218	$28,178,006	5,085,095	$36,234,758
Issued as reinvestment of dividends	240,273	2,018,294	-	-
Redeemed	(4,126,978)	(37,626,543)	(3,479,268)	(24,020,413)

Net increase (decrease)	(798,487)	$(7,430,243)	1,605,827	$12,214,345

Destination Retirement 2020 Fund Class N
Sold	16,091	$141,282	25,376	$180,243
Issued as reinvestment of dividends	774	6,443	-	-
Redeemed	(20,419)	(184,969)	(25,270)	(207,034)

Net increase (decrease)	(3,554)	$(37,244)	106	$(26,791)

Destination Retirement 2025 Fund Class A****
Sold	22,662	$232,391
Issued as reinvestment of dividends	328	3,549
Redeemed	(10)	(109)

Net increase (decrease)	22,980	$235,831

Destination Retirement 2025 Fund Class L****
Sold	10,026	$100,265
Issued as reinvestment of dividends	151	1,633
Redeemed	-	-

Net increase (decrease)	10,177	$101,898

Destination Retirement 2025 Fund Class Y****
Sold	10,010	$100,100
Issued as reinvestment of dividends	158	1,706
Redeemed	-	-

Net increase (decrease)	10,168	$101,806

Destination Retirement 2025 Fund Class S****
Sold	70,010	$700,100
Issued as reinvestment of dividends	1,127	12,191
Redeemed	-	-

Net increase (decrease)	71,137	$712,291

Destination Retirement 2030 Fund Class A
Sold	964,628	$8,625,347	1,736,780	$12,038,840
Issued as reinvestment of dividends	92,553	754,308	-	-
Redeemed	(1,797,668)	(15,898,463)	(4,418,986)	(31,436,229)

Net increase (decrease)	(740,487)	$(6,518,808)	(2,682,206)	$(19,397,389)

Notes to Financial Statements (Continued)

	Year ended December 31, 2010		Year ended December 31, 2009

	Shares	Amount	Shares	Amount
Destination Retirement 2030 Fund Class L
Sold	801,638	$7,189,581	2,027,370	$14,008,728
Issued as reinvestment of dividends	128,936	1,059,854	-	-
Redeemed	(3,092,209)	(27,496,399)	(7,899,345)	(55,956,382)

Net increase (decrease)	(2,161,635)	$(19,246,964)	(5,871,975)	$(41,947,654)

Destination Retirement 2030 Fund Class Y
Sold	1,345,201	$11,932,576	2,600,211	$17,932,930
Issued as reinvestment of dividends	83,156	681,875	-	-
Redeemed	(1,955,712)	(17,060,893)	(4,632,347)	(31,982,985)

Net increase (decrease)	(527,355)	$(4,446,442)	(2,032,136)	$(14,050,055)

Destination Retirement 2030 Fund Class S
Sold	2,735,261	$24,645,999	4,290,100	$29,851,421
Issued as reinvestment of dividends	156,678	1,287,892	-	-
Redeemed	(2,842,350)	(25,742,894)	(1,910,596)	(12,926,942)

Net increase (decrease)	49,589	$190,997	2,379,504	$16,924,479

Destination Retirement 2030 Fund Class N
Sold	11,163	$97,705	38,083	$246,838
Issued as reinvestment of dividends	266	2,170	-	-
Redeemed	(17,073)	(151,148)	(22,257)	(169,010)

Net increase (decrease)	(5,644)	$(51,273)	15,826	$77,828

Destination Retirement 2035 Fund Class A****
Sold	13,825	$138,693
Issued as reinvestment of dividends	155	1,690
Redeemed	(562)	(5,942)

Net increase (decrease)	13,418	$134,441

Destination Retirement 2035 Fund Class L****
Sold	10,131	$101,372
Issued as reinvestment of dividends	135	1,461
Redeemed	(0)+	(1)

Net increase (decrease)	10,266	$102,832

Destination Retirement 2035 Fund Class Y****
Sold	10,015	$100,155
Issued as reinvestment of dividends	140	1,517
Redeemed	-	-

Net increase (decrease)	10,155	$101,672

Destination Retirement 2035 Fund Class S****
Sold	70,010	$700,100
Issued as reinvestment of dividends	1,001	10,869
Redeemed	-	-

Net increase (decrease)	71,011	$710,969

Destination Retirement 2040 Fund Class A
Sold	707,866	$6,281,355	1,556,556	$10,557,906
Issued as reinvestment of dividends	44,920	364,298	-	-
Redeemed	(978,984)	(8,646,936)	(2,374,736)	(16,907,953)

Net increase (decrease)	(226,198)	$(2,001,283)	(818,180)	$(6,350,047)

Notes to Financial Statements (Continued)

	Year ended December 31, 2010		Year ended December 31, 2009

	Shares	Amount	Shares	Amount
Destination Retirement 2040 Fund Class L
Sold	573,745	$5,143,677	1,405,420	$9,533,586
Issued as reinvestment of dividends	64,447	527,823	-	-
Redeemed	(1,888,241)	(16,665,455)	(5,355,167)	(38,632,843)

Net increase (decrease)	(1,250,049)	$(10,993,955)	(3,949,747)	$(29,099,257)

Destination Retirement 2040 Fund Class Y
Sold	781,733	$6,931,323	1,425,910	$9,753,830
Issued as reinvestment of dividends	31,421	257,023	-	-
Redeemed	(969,678)	(8,482,651)	(3,400,063)	(24,133,052)

Net increase (decrease)	(156,524)	$(1,294,305)	(1,974,153)	$(14,379,222)

Destination Retirement 2040 Fund Class S
Sold	1,958,339	$17,553,478	2,659,632	$18,363,580
Issued as reinvestment of dividends	86,538	708,747	-	-
Redeemed	(1,583,292)	(14,317,060)	(1,032,873)	(7,237,616)

Net increase (decrease)	461,585	$3,945,165	1,626,759	$11,125,964

Destination Retirement 2040 Fund Class N
Sold	8,731	$75,981	16,541	$116,276
Issued as reinvestment of dividends	136	1,101	-	-
Redeemed	(9,515)	(83,718)	(7,049)	(52,244)

Net increase (decrease)	(648)	$(6,636)	9,492	$64,032

Destination Retirement 2045 Fund Class A****
Sold	12,576	$126,659
Issued as reinvestment of dividends	123	1,346
Redeemed	(9)	(98)

Net increase (decrease)	12,690	$127,907

Destination Retirement 2045 Fund Class L****
Sold	10,010	$100,100
Issued as reinvestment of dividends	112	1,222
Redeemed	-	-

Net increase (decrease)	10,122	$101,322

Destination Retirement 2045 Fund Class Y****
Sold	10,010	$100,100
Issued as reinvestment of dividends	118	1,297
Redeemed	-	-

Net increase (decrease)	10,128	$101,397

Destination Retirement 2045 Fund Class S****
Sold	70,010	$700,100
Issued as reinvestment of dividends	853	9,330
Redeemed	-	-

Net increase (decrease)	70,863	$709,430

Destination Retirement 2050 Fund Class A
Sold	168,051	$1,360,736	307,560	$1,882,362
Issued as reinvestment of dividends	7,907	68,320	1,607	12,307
Redeemed	(39,212)	(317,098)	(219,537)	(1,437,013)

Net increase (decrease)	136,746	$1,111,958	89,630	$457,656

Notes to Financial Statements (Continued)

	Year ended December 31, 2010		Year ended December 31, 2009

	Shares	Amount	Shares	Amount

Destination Retirement 2050 Fund Class L
Sold	134,873	$1,091,374	154,426	$994,555
Issued as reinvestment of dividends	5,548	47,938	1,512	11,580
Redeemed	(93,745)	(748,019)	(60,750)	(399,459)

Net increase (decrease)	46,676	$391,293	95,188	$606,676

Destination Retirement 2050 Fund Class Y
Sold	312,982	$2,495,395	453,253	$2,811,141
Issued as reinvestment of dividends	14,512	125,525	4,192	32,114
Redeemed	(166,243)	(1,306,900)	(318,363)	(2,050,790)

Net increase (decrease)	161,251	$1,314,020	139,082	$792,465

Destination Retirement 2050 Fund Class S
Sold	716,485	$5,693,777	642,263	$4,226,178
Issued as reinvestment of dividends	45,618	394,601	16,803	128,712
Redeemed	(521,760)	(4,178,885)	(384,326)	(2,638,391)

Net increase (decrease)	240,343	$1,909,493	274,740	$1,716,499

Destination Retirement 2050 Fund Class N
Sold	-	$-	-	$-
Issued as reinvestment of dividends	223	1,933	59	454
Redeemed	-	-	-	-

Net increase (decrease)	223	$1,933	59	$454

*	Fund commenced operations on July 6, 2010.
**	Fund commenced operations on December 1, 2009.
***	Class Z shares commenced operations on November 15, 2010.
****	Fund commenced operations on April 1, 2010.
+	Amount rounds to less than 0.5 share.

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the year ended December 31, 2010, no material amounts have been retained by the Distributor.

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. Redemptions or exchanges of Class N shares made within eighteen months of purchase are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended December 31, 2010, were waived for any redemptions or exchanges subject to such a charge.

6.	Federal Income Tax Information

At December 31, 2010, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
PIMCO Total Return Fund	$1,694,578,042	$28,360,195	$(11,263,391)	$17,096,804
Strategic Bond Fund	215,115,027	5,150,789	(13,100,066)	(7,949,277)

Notes to Financial Statements (Continued)

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Strategic Balanced Fund	$65,619,204	$7,520,764	$(2,993,066)	$4,527,698
Global Allocation Fund	529,835,158	50,642,547	(10,647,263)	39,995,284
Diversified Value Fund	270,061,730	30,710,969	(8,199,601)	22,511,368
Fundamental Value Fund	923,861,813	191,773,632	(25,830,484)	165,943,148
Value Equity Fund	29,398,786	3,798,584	(388,384)	3,410,200
Large Cap Value Fund	504,429,121	205,696,259	(15,311,719)	190,384,540
Indexed Equity Fund	1,789,997,788	433,506,229	(252,533,117)	180,973,112
Core Opportunities Fund	63,060,033	7,789,862	(1,083,314)	6,706,548
Blue Chip Growth Fund	410,518,190	124,142,926	(668,854)	123,474,072
Large Cap Growth Fund	56,552,773	13,352,809	(533,756)	12,819,053
Aggressive Growth Fund	264,137,047	79,463,528	(1,049,393)	78,414,135
NASDAQ-100 Fund	38,046,158	13,766,921	(1,887,534)	11,879,387
Focused Value Fund	513,253,599	138,979,358	(5,573,622)	133,405,736
Mid-Cap Value Fund	122,154,266	19,413,194	(1,502,180)	17,911,014
Small Cap Value Equity Fund	83,454,626	19,119,128	(799,510)	18,319,618
Small Company Value Fund	479,713,996	104,451,904	(32,390,303)	72,061,601
Mid Cap Growth Equity Fund	52,018,355	15,349,915	(833,808)	14,516,107
Mid Cap Growth Equity II Fund	1,185,045,321	413,976,723	(9,502,069)	404,474,654
Small Cap Growth Equity Fund	679,835,916	157,158,470	(19,749,659)	137,408,811
Small Company Growth Fund	48,562,408	16,207,453	(582,958)	15,624,495
Diversified International Fund	137,984,445	15,421,700	(10,922,275)	4,499,425
Overseas Fund	523,482,012	82,384,768	(27,549,222)	54,835,546
Destination Retirement Income Fund	104,059,726	1,573,389	(64,108)	1,509,281
Destination Retirement 2010 Fund	111,143,192	13,101,691	(17,154,866)	(4,053,175)
Destination Retirement 2015 Fund	1,274,628	77,029	(5,750)	71,279
Destination Retirement 2020 Fund	391,118,218	50,053,469	(64,613,924)	(14,560,455)
Destination Retirement 2025 Fund	1,182,935	85,265	(3,683)	81,582
Destination Retirement 2030 Fund	306,830,054	46,163,798	(51,967,734)	(5,803,936)
Destination Retirement 2035 Fund	1,080,174	86,614	(1,870)	84,744
Destination Retirement 2040 Fund	188,339,247	32,391,918	(36,318,152)	(3,926,234)
Destination Retirement 2045 Fund	1,069,505	92,070	(727)	91,343
Destination Retirement 2050 Fund	23,604,939	1,068,138	(19,503)	1,048,635

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2010, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2011	Expiring 2012	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018
Strategic Bond Fund	$-	$-	$-	$-	$6,057,011	$-
Strategic Balanced Fund	-	-	-	3,356,976	3,431,181	-
Diversified Value Fund	-	-	-	7,166,651	131,211,479	-
Fundamental Value Fund	-	-	-	-	73,416,570	-
Value Equity Fund	-	-	-	8,941,378	13,667,493	-

Notes to Financial Statements (Continued)

	Expiring 2011	Expiring 2012	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018
Large Cap Value Fund	$-	$-	$-	$-	$70,924,454	$-
Indexed Equity Fund	-	-	-	26,764,292	25,573,790	-
Core Opportunities Fund	-	-	-	4,458,351	9,336,944	-
Blue Chip Growth Fund	-	2,228,360	4,896,088	61,454,994	80,616,905	-
Aggressive Growth Fund	-	-	-	-	33,344,493	-
NASDAQ-100 Fund	9,465,641	7,702,832	-	-	1,004,147	-
Focused Value Fund	-	-	-	-	33,286,236	-
Mid-Cap Value Fund	-	-	-	20,010,546	41,375,263	-
Small Cap Value Equity Fund	-	-	-	20,262,070	31,271,443	-
Small Company Value Fund	-	-	-	-	7,770,030	-
Mid Cap Growth Equity Fund	976,172	-	-	25,389,210	22,139,351	-
Mid Cap Growth Equity II Fund	-	-	-	-	27,094,132	-
Small Company Growth Fund	-	-	-	11,433,135	12,246,542	-
Diversified International Fund	-	-	-	12,970,723	62,822,946	511,296
Overseas Fund	-	-	-	9,247,430	133,288,552	-
Destination Retirement Income Fund	-	-	-	1,090,554	31,114,913	-
Destination Retirement 2010 Fund	-	-	-	5,741,609	27,127,749	865,289
Destination Retirement 2020 Fund	-	-	-	17,485,197	63,767,817	11,128,973
Destination Retirement 2030 Fund	-	-	-	8,374,411	58,611,585	12,679,147
Destination Retirement 2040 Fund	-	-	-	4,147,501	35,782,866	4,612,337

Net capital loss carryforwards for the Funds shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

The following Fund(s) elected to defer to the fiscal year beginning January 1, 2011, post-October capital losses:

Amount
PIMCO Total Return Fund	$11,347,844
Diversified Value Fund	643,710
Value Equity Fund	479,263
Diversified International Fund	555,718

The following Fund(s) elected to defer to the fiscal year beginning January 1, 2011, post-October currency losses:

Amount
Blue Chip Growth Fund	$1,733
Small Company Value Fund	20
Mid Cap Growth Equity Fund	9,777
Mid Cap Growth Equity II Fund	269
Small Cap Growth Equity Fund	28,332

The following Fund(s) elected to defer to the fiscal year beginning January 1, 2011, post-October passive foreign investment company losses:

Amount
Large Cap Value Fund	$469,028
Small Company Value Fund	60,805

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2010, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
PIMCO Total Return Fund	$25,081,784	$678,142	$-
Strategic Bond Fund	8,856,553	-	-
Strategic Balanced Fund	1,163,780	-	-
Global Allocation Fund	5,253,954	-	-
Diversified Value Fund	5,259,529	-	-
Fundamental Value Fund	12,798,425	-	-
Value Equity Fund	485,740	-	-
Large Cap Value Fund	7,906,724	-	-
Indexed Equity Fund	29,292,630	-	-
Core Opportunities Fund	240,495	-	-
Blue Chip Growth Fund	157,252	-	-
Large Cap Growth Fund	269,166	-	-
Focused Value Fund	3,216,967	-	-
Mid-Cap Value Fund	1,594,655	-	-
Small Cap Value Equity Fund	541,586	-	-
Small Company Value Fund	3,308,127	-	-
Small Cap Growth Equity Fund	-	6,822,497	-
Diversified International Fund	4,433,045	-	-
Overseas Fund	7,583,289	-	-
Destination Retirement Income Fund	2,752,037	-	-
Destination Retirement 2010 Fund	2,698,220	-	-
Destination Retirement 2015 Fund	26,409	-	-
Destination Retirement 2020 Fund	6,053,078	-	-
Destination Retirement 2025 Fund	19,079	-	-
Destination Retirement 2030 Fund	3,786,824	-	-
Destination Retirement 2035 Fund	15,537	-	-
Destination Retirement 2040 Fund	1,859,612	-	-
Destination Retirement 2045 Fund	13,195	-	-
Destination Retirement 2050 Fund	258,536	379,781	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2009, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Strategic Bond Fund	$17,206,484	$-	$-
Strategic Balanced Fund	2,273,394	-	-
Global Allocation Fund	-	-	196,154
Diversified Value Fund	5,366,540	-	-
Fundamental Value Fund	19,028	-	-
Large Cap Value Fund	5,219,741	-	-
Indexed Equity Fund	20,805,506	-	-
Blue Chip Growth Fund	99,400	-	-
Large Cap Growth Fund	172,707	-	-
Aggressive Growth Fund	-	41,407	-
Mid-Cap Value Fund	987,462	-	-
Small Cap Value Equity Fund	810,145	-	-

Notes to Financial Statements (Continued)

	Ordinary Income	Long Term Capital Gain	Return of Capital
Small Company Value Fund	$2,487,482	$-	$-
Mid Cap Growth Equity II Fund	18,023	-	-
Diversified International Fund	1,191,437	-	-
Destination Retirement 2050 Fund	185,167	-	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2010:

Amount
Diversified International Fund	$404,502
Overseas Fund	975,533

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2010, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, swap agreements, passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
PIMCO Total Return Fund	$3,874,836	$-	$(11,252,804)	$16,089,235
Strategic Bond Fund	163,083	(6,057,011)	(15,065)	(8,275,196)
Strategic Balanced Fund	747,397	(6,788,157)	(25,232)	4,531,398
Global Allocation Fund	895,890	26,180	(19,185)	39,633,175
Diversified Value Fund	1,050,408	(138,378,130)	(713,711)	22,511,368
Fundamental Value Fund	11,861,142	(73,416,570)	(186,410)	165,943,148
Value Equity Fund	236,178	(22,608,871)	(491,156)	3,410,200
Large Cap Value Fund	-	(70,924,454)	(656,624)	190,403,709
Indexed Equity Fund	7,616,239	(52,338,082)	(356,461)	180,973,112
Core Opportunities Fund	411,577	(13,795,295)	(7,296)	6,706,548
Blue Chip Growth Fund	-	(149,196,347)	(149,296)	123,476,905
Large Cap Growth Fund	545,631	-	(9,519)	12,819,053
Aggressive Growth Fund	-	(33,344,493)	(72,706)	78,414,135
NASDAQ-100 Fund	7,003	(18,172,620)	(10,112)	11,879,387
Focused Value Fund	2,550,800	(33,286,236)	(124,408)	133,405,736
Mid-Cap Value Fund	-	(61,385,809)	(20,360)	17,911,053
Small Cap Value Equity Fund	-	(51,533,513)	(16,598)	18,319,618
Small Company Value Fund	-	(7,770,030)	(156,351)	72,061,601
Mid Cap Growth Equity Fund	-	(48,504,733)	(33,010)	14,515,551
Mid Cap Growth Equity II Fund	-	(27,094,132)	(225,091)	404,474,999
Small Cap Growth Equity Fund	2,500,849	14,262,379	(137,458)	137,409,081
Small Company Growth Fund	-	(23,679,677)	(17,705)	15,624,496
Diversified International Fund	254,968	(76,304,965)	(580,681)	4,428,848
Overseas Fund	9,126,846	(142,535,982)	(133,813)	55,144,339
Destination Retirement Income Fund	2,628,756	(32,205,467)	(31,674)	1,509,282
Destination Retirement 2010 Fund	2,354,410	(33,734,647)	(26,952)	(4,053,174)

Notes to Financial Statements (Continued)

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Destination Retirement 2015 Fund	$2,751	$6,076	$(35)	$71,279
Destination Retirement 2020 Fund	6,247,924	(92,381,987)	(80,695)	(14,560,455)
Destination Retirement 2025 Fund	2,442	5,715	(33)	81,582
Destination Retirement 2030 Fund	3,903,869	(79,665,143)	(61,225)	(5,803,936)
Destination Retirement 2035 Fund	1,869	5,391	(33)	84,744
Destination Retirement 2040 Fund	2,092,207	(44,542,704)	(36,046)	(3,926,234)
Destination Retirement 2045 Fund	979	5,469	(32)	91,343
Destination Retirement 2050 Fund	17,076	367,780	(2,005)	1,048,635

During the year ended December 31, 2010, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)

PIMCO Total Return Fund	$(4,579)	$(969,197)	$973,776
Strategic Bond Fund	1,244	(586,658)	585,414
Strategic Balanced Fund	258	(125,439)	125,181
Global Allocation Fund	607,090	3,261,081	(3,868,171)
Diversified Value Fund	572	62,060	(62,632)
Fundamental Value Fund	1,631	30,217	(31,848)
Value Equity Fund	137	(3,870)	3,733
Large Cap Value Fund	(329,757)	29,848	299,909
Indexed Equity Fund	3,386	20,005	(23,391)
Core Opportunities Fund	46	1,579	(1,625)
Blue Chip Growth Fund	(433,708)	3,071	430,637
Large Cap Growth Fund	(8,573)	(18,782)	27,355
Aggressive Growth Fund	(617,587)	-	617,587
NASDAQ-100 Fund	106	5,274	(5,380)
Focused Value Fund	1,128	-	(1,128)
Mid-Cap Value Fund	(36,369)	117,774	(81,405)
Small Cap Value Equity Fund	(17,442)	-	17,442
Small Company Value Fund	(54,764)	95,363	(40,599)
Mid Cap Growth Equity Fund	(23,151,136)	22,899,607	251,529
Mid Cap Growth Equity II Fund	(4,770,890)	(333,502)	5,104,392
Small Cap Growth Equity Fund	(61,867)	(3,487,626)	3,549,493
Small Company Growth Fund	(422,675)	-	422,675
Diversified International Fund	153	(1,890,899)	1,890,746
Overseas Fund	1,249	(3,584,586)	3,583,337
Destination Retirement Income Fund	275	(334,861)	334,586
Destination Retirement 2010 Fund	986	(369,608)	368,622
Destination Retirement 2015 Fund	(61)	(3,488)	3,549
Destination Retirement 2020 Fund	619	(816,541)	815,922
Destination Retirement 2025 Fund	(60)	(2,359)	2,419
Destination Retirement 2030 Fund	502	(445,237)	444,735
Destination Retirement 2035 Fund	(60)	(1,876)	1,936
Destination Retirement 2040 Fund	268	(269,220)	268,952

Notes to Financial Statements (Continued)

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Destination Retirement 2045 Fund	$(60)	$(1,372)	$1,432
Destination Retirement 2050 Fund	(599)	(27,715)	28,314

The Funds did not have any unrecognized tax benefits at December 31, 2010, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2010, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended December 31, 2010, was as follows:

	Number of Shares Held as of 12/31/09	Purchases	Sales	Number of Shares Held as of 12/31/10	Value as of 12/31/10	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Destination Retirement Income Fund
Aggressive Growth Fund, Class S	137,917	20,940	92,568	66,289	$467,997	$-	$-	$128,804
Blue Chip Growth Fund, Class S	53,408	18,714	25,567	46,555	495,812	450	-	59,038
Capital Appreciation Fund, Class S*	48,924	4,494	43,794	9,624	102,596	431	-	78,800
Core Bond Fund, Class S*	833,192	323,129	204,986	951,335	10,426,633	297,101	317,672	121,103
Core Opportunities Fund, Class S	-	209,047	43,556	165,491	1,552,304	8,371	-	(3,894)
Discovery Value Fund, Class S*	24,239	814	25,053	-	-	-	-	20,982
Diversified Bond Fund, Class S*	1,469,162	118,341	764,826	822,677	8,596,970	352,299	73,656	311,019
Diversified International Fund, Class S	199,103	61,457	83,126	177,434	1,256,233	39,876	-	159,419
Diversified Value Fund, Class S	120,861	18,599	73,194	66,266	591,095	11,089	-	123,416
Emerging Growth Fund, Class S#	47,546	1,439	48,985	-	-	-	-	46,431
Enhanced Index Growth Fund, Class S*	537,270	80,264	147,674	469,860	4,421,378	47,040	-	(90,435)
Enhanced Index Value Fund, Class S*	476,222	79,493	134,128	421,587	4,211,656	75,314	-	(307,409)
Focused International Fund, Class S*	57,172	21,502	33,555	45,119	527,889	9,405	-	103,570
Focused Value Fund, Class S	149,304	20,975	65,258	105,021	1,851,528	11,531	-	485,072
Fundamental Value Fund, Class S	159,411	22,247	82,615	99,043	1,038,960	14,073	-	12,526
High Yield Fund, Class S*	423,694	133,572	316,734	240,532	2,095,030	193,847	-	571,705
Inflation-Protected and Income Fund, Class S*	1,410,560	124,979	440,702	1,094,837	11,583,380	387,527	-	324,321
International Bond Fund, Class S*	527,469	68,134	171,309	424,294	4,259,909	228,540	2,605	(43,186)
International Equity Fund, Class S*	93,791	30,940	30,467	94,264	1,360,232	14,585	-	99,533
Large Cap Growth Fund, Class S	169,005	14,603	86,831	96,777	895,185	4,088	-	157,939
Large Cap Value Fund, Class S	46,385	10,405	35,008	21,782	230,891	3,189	-	115,571
Main Street Small Cap Fund, Class S*	40,673	6,867	41,607	5,933	63,183	539	-	112,198
Mid Cap Growth Equity Fund, Class S	57,031	6,661	23,705	39,987	434,259	-	-	37,286
Mid Cap Growth Equity II Fund, Class S	60,710	6,861	13,562	54,009	851,181	-	-	(6,848)
Mid-Cap Value Fund, Class S	120,277	20,544	26,728	114,093	1,151,197	14,369	-	(44,999)
Money Market Fund, Class S*	1,046,750	525,496	295,829	1,276,417	1,276,417	22	-	-
Oppenheimer Commodity Strategy Total Return Fund, Class Y**	537,099	439,455	175,313	801,241	2,940,553	53,871	-	21,681
Oppenheimer Real Estate Fund, Class Y**	90,198	117,397	31,010	176,585	3,337,460	40,563	-	192,295
Overseas Fund, Class S	517,386	139,395	164,381	492,400	3,614,218	44,782	-	331,430
PIMCO Total Return Fund, Class S	-	404,249	38,180	366,069	3,686,319	47,073	29,373	10,818
Short-Duration Bond Fund, Class S*	1,688,387	807,373	351,930	2,143,830	22,638,840	488,615	136,697	175,282

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/09	Purchases	Sales	Number of Shares Held as of 12/31/10	Value as of 12/31/10	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Small Cap Growth Equity Fund, Class S	19,829	6,301	4,923	21,207	$365,813	$-	$3,048	$1,538
Small Cap Value Equity Fund, Class S	81,015	6,624	31,368	56,271	531,763	3,387	-	6,432
Small Company Growth Fund, Class S	78,208	7,906	22,530	63,584	636,480	-	-	23,566
Small Company Value Fund, Class S	54,364	6,261	11,149	49,476	679,801	4,858	-	(2,962)
Strategic Bond Fund, Class S	524,787	29,851	187,977	366,661	3,523,613	188,357	-	238,967
Strategic Emerging Markets Fund, Class S*	218,142	63,648	57,076	224,714	3,730,254	11,026	316,094	389,302
Value Fund, Class S*	11,860	11,103	13,171	9,792	141,978	1,947	-	43,887

					$105,569,007	$2,598,165	$879,145	$4,004,198

Destination Retirement 2010 Fund
Aggressive Growth Fund, Class S	222,433	34,914	146,744	110,603	$780,857	$-	$-	$45,574
Blue Chip Growth Fund, Class S	159,321	29,461	96,389	92,393	983,985	1,046	-	(103,482)
Capital Appreciation Fund, Class S*	108,010	10,405	113,430	4,985	53,137	202	-	(7,834)
Core Bond Fund, Class S*	825,095	510,137	318,220	1,017,012	11,146,450	314,565	336,345	222,723
Core Opportunities Fund, Class S	-	236,371	71,705	164,666	1,544,566	9,496	-	(12,647)
Discovery Value Fund, Class S*	61,877	3,257	65,134	-	-	-	-	10,590
Diversified Bond Fund, Class S*	1,312,655	157,041	799,234	670,462	7,006,329	283,034	59,175	306,336
Diversified International Fund, Class S	478,540	79,817	217,346	341,011	2,414,361	75,110	-	(134,572)
Diversified Value Fund, Class S	259,733	34,198	170,721	123,210	1,099,031	21,082	-	(45,057)
Emerging Growth Fund, Class S#	100,172	4,116	104,288	-	-	-	-	13,547
Enhanced Index Growth Fund, Class S*	922,583	115,544	354,900	683,227	6,429,165	67,370	-	(508,872)
Enhanced Index Value Fund, Class S*	841,105	105,957	327,701	619,361	6,187,415	108,891	-	(990,190)
Focused International Fund, Class S*	103,125	24,186	56,682	70,629	826,357	14,487	-	171,633
Focused Value Fund, Class S	167,779	22,384	84,590	105,573	1,861,260	13,207	-	189,981
Fundamental Value Fund, Class S	332,308	42,875	225,334	149,849	1,571,919	26,242	-	(135,198)
High Yield Fund, Class S*	351,264	133,821	296,907	188,178	1,639,029	149,141	-	305,758
Inflation-Protected and Income Fund, Class S*	1,127,845	164,787	529,994	762,638	8,068,706	266,292	-	396,559
International Bond Fund, Class S*	418,548	65,583	215,104	269,027	2,701,034	143,035	1,631	147,867
International Equity Fund, Class S*	184,621	65,243	90,633	159,231	2,297,708	24,610	-	(121,794)
Large Cap Growth Fund, Class S	365,286	31,838	233,365	163,759	1,514,765	7,082	-	405,573
Large Cap Value Fund, Class S	104,430	16,883	84,589	36,724	389,275	5,230	-	32,636
Main Street Small Cap Fund, Class S*	219,365	22,047	214,605	26,807	285,494	2,128	-	172,806
Mid Cap Growth Equity Fund, Class S	164,809	17,118	98,728	83,199	903,540	-	-	(76,383)
Mid Cap Growth Equity II Fund, Class S	150,025	21,569	62,912	108,682	1,712,835	-	-	(70,973)
Mid-Cap Value Fund, Class S	319,852	65,002	139,607	245,247	2,474,541	30,456	-	(113,520)
Money Market Fund, Class S*	346,105	340,405	203,869	482,641	482,641	6	-	-
Oppenheimer Commodity Strategy Total Return Fund, Class Y**	490,149	783,111	359,710	913,550	3,352,728	61,146	-	78,654
Oppenheimer Real Estate Fund, Class Y**	103,066	149,399	53,182	199,283	3,766,440	47,058	-	316,930
Overseas Fund, Class S	1,152,001	146,795	537,602	761,194	5,587,163	90,409	-	558,748
PIMCO Total Return Fund, Class S	-	461,594	75,823	385,771	3,884,716	48,165	30,054	25,326
Short-Duration Bond Fund, Class S*	952,487	794,777	343,854	1,403,410	14,820,006	315,649	88,307	190,809
Small Cap Growth Equity Fund, Class S	41,714	16,906	26,724	31,896	550,202	-	4,502	20,582
Small Cap Value Equity Fund, Class S	142,679	24,436	77,552	89,563	846,370	5,357	-	(41,274)
Small Company Growth Fund, Class S	152,002	27,273	112,196	67,079	671,463	-	-	198,093
Small Company Value Fund, Class S	94,974	25,149	43,734	76,389	1,049,590	7,531	-	(8,574)
Strategic Bond Fund, Class S	436,933	40,166	208,943	268,156	2,576,977	137,627	-	290,774
Strategic Emerging Markets Fund, Class S*	293,983	134,209	114,644	313,548	5,204,896	15,202	435,823	802,906
Value Fund, Class S*	22,394	15,331	9,789	27,936	405,066	5,492	-	(21,808)

					$107,090,017	$2,296,348	$955,837	$2,512,227

Destination Retirement 2015 Fund
Aggressive Growth Fund, Class S	-	3,162	28	3,134	$22,123	$-	$-	$0 †
Blue Chip Growth Fund, Class S	-	2,450	19	2,431	25,890	18	-	(5)
Capital Appreciation Fund, Class S*	-	555	10	545	5,810	22	-	(7)

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/09	Purchases	Sales	Number of Shares Held as of 12/31/10	Value as of 12/31/10	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Destination Retirement 2015 Fund (Continued)
Core Bond Fund, Class S*	-	8,548	36	8,512	$93,296	$2,525	$2,701	$19
Core Opportunities Fund, Class S	-	2,177	154	2,023	18,980	76	-	99
Discovery Value Fund, Class S*	-	627	627	-	-	-	-	(300)
Diversified Bond Fund, Class S*	-	8,199	3,910	4,289	44,818	1,800	376	1,931
Diversified International Fund, Class S	-	7,209	56	7,153	50,646	1,544	-	(23)
Diversified Value Fund, Class S	-	2,910	26	2,884	25,727	437	-	(12)
Enhanced Index Growth Fund, Class S*	-	8,329	559	7,770	73,117	751	-	(246)
Enhanced Index Value Fund, Class S*	-	7,664	503	7,161	71,537	1,233	-	(235)
Focused International Fund, Class S*	-	1,763	12	1,751	20,489	354	-	(0)†
Focused Value Fund, Class S	-	1,779	472	1,307	23,042	110	-	(401)
Fundamental Value Fund, Class S	-	4,210	37	4,173	43,773	409	-	(18)
High Yield Fund, Class S*	-	4,029	1,073	2,956	25,746	2,326	-	356
Inflation-Protected and Income Fund, Class S*	-	8,559	1,494	7,065	74,747	2,452	-	625
International Bond Fund, Class S*	-	3,855	594	3,261	32,740	1,722	20	(24)
International Equity Fund, Class S*	-	2,539	22	2,517	36,315	367	-	(6)
Large Cap Growth Fund, Class S	-	3,616	31	3,585	33,162	141	-	(7)
Large Cap Value Fund, Class S	-	1,188	12	1,176	12,470	152	-	(4)
Main Street Small Cap Fund, Class S*	-	2,122	899	1,223	13,027	94	-	(227)
Mid Cap Growth Equity Fund, Class S	-	1,807	442	1,365	14,829	-	-	334
Mid Cap Growth Equity II Fund, Class S	-	2,239	99	2,140	33,724	-	-	110
Mid-Cap Value Fund, Class S	-	4,679	38	4,641	46,830	564	-	(4)
Oppenheimer Commodity Strategy Total Return Fund, Class Y**	-	10,964	123	10,841	39,785	725	-	(19)
Oppenheimer Real Estate Fund, Class Y**	-	2,670	26	2,644	49,963	536	-	25
Overseas Fund, Class S	-	12,810	114	12,696	93,187	978	-	(23)
PIMCO Total Return Fund, Class S	-	4,477	17	4,460	44,908	544	339	3
Short-Duration Bond Fund, Class S*	-	9,727	133	9,594	101,314	2,077	581	41
Small Cap Growth Equity Fund, Class S	-	1,263	81	1,182	20,389	-	165	87
Small Cap Value Equity Fund, Class S	-	1,797	83	1,714	16,197	100	-	26
Small Company Growth Fund, Class S	-	2,160	429	1,731	17,327	-	-	423
Small Company Value Fund, Class S	-	1,816	259	1,557	21,389	146	-	118
Strategic Bond Fund, Class S	-	3,336	559	2,777	26,689	1,391	-	126
Strategic Emerging Markets Fund, Class S*	-	3,991	31	3,960	65,737	188	5,382	11
Value Fund, Class S*	-	429	3	426	6,184	83	-	(1)

					$1,345,907	$23,865	$9,564	$2,772

Destination Retirement 2020 Fund
Aggressive Growth Fund, Class S	1,597,036	156,661	607,528	1,146,169	$8,091,953	$-	$-	$(589,113)
Blue Chip Growth Fund, Class S	923,542	158,206	317,438	764,310	8,139,903	7,040	-	(542,565)
Capital Appreciation Fund, Class S*	631,321	50,849	536,080	146,090	1,557,316	6,236	-	(810,286)
Core Bond Fund, Class S*	1,082,401	1,092,994	379,614	1,795,781	19,681,758	549,326	587,360	187,591
Core Opportunities Fund, Class S	-	680,834	129,486	551,348	5,171,645	28,296	-	(12,967)
Discovery Value Fund, Class S*	286,463	12,425	298,888	-	-	-	-	751,354
Diversified Bond Fund, Class S*	1,997,993	124,594	1,570,169	552,418	5,772,771	236,156	49,374	754,277
Diversified International Fund, Class S	2,408,181	265,650	790,547	1,883,284	13,333,652	415,615	-	(3,108,790)
Diversified Value Fund, Class S	1,514,834	204,925	639,475	1,080,284	9,636,131	179,178	-	(2,782,607)
Emerging Growth Fund, Class S#	219,174	12,095	231,269	-	-	-	-	239,334
Enhanced Index Growth Fund, Class S*	3,386,638	259,899	742,102	2,904,435	27,330,736	286,629	-	(1,507,761)
Enhanced Index Value Fund, Class S*	2,898,989	273,112	601,723	2,570,378	25,678,074	452,243	-	(2,957,753)
Focused International Fund, Class S*	530,821	59,493	194,868	395,446	4,626,721	81,128	-	601,808
Focused Value Fund, Class S	547,824	58,874	243,689	363,009	6,399,853	43,997	-	(473,540)
Fundamental Value Fund, Class S	2,009,930	244,638	841,755	1,412,813	14,820,413	203,737	-	(2,714,823)
High Yield Fund, Class S*	971,601	573,456	636,718	908,339	7,911,634	720,945	-	724,428
Inflation-Protected and Income Fund, Class S*	1,632,757	182,696	587,349	1,228,104	12,993,336	430,646	-	461,285

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/09	Purchases	Sales	Number of Shares Held as of 12/31/10	Value as of 12/31/10	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Destination Retirement 2020 Fund (Continued)
International Bond Fund, Class S*	807,717	359,117	276,635	890,199	$8,937,600	$474,463	$5,409	$(59,966)
International Equity Fund, Class S*	960,176	189,690	251,707	898,159	12,960,438	137,063	-	(1,440,966)
Large Cap Growth Fund, Class S	1,874,592	148,174	764,246	1,258,520	11,641,309	52,549	-	1,231,397
Large Cap Value Fund, Class S	579,881	52,683	327,658	304,906	3,232,007	41,917	-	(827,874)
Main Street Small Cap Fund, Class S*	2,331,740	137,523	1,101,341	1,367,922	14,568,365	111,401	-	(568,974)
Mid Cap Growth Equity Fund, Class S	770,109	54,578	366,193	458,494	4,979,245	-	-	(835,965)
Mid Cap Growth Equity II Fund, Class S	707,999	52,910	227,651	533,258	8,404,138	-	-	(690,429)
Mid-Cap Value Fund, Class S	1,528,475	199,588	388,803	1,339,260	13,513,135	166,434	-	(798,182)
Oppenheimer Commodity Strategy Total Return Fund, Class Y**	1,455,931	2,698,968	943,345	3,211,554	11,786,403	215,490	-	(126,335)
Oppenheimer Real Estate Fund, Class Y**	275,674	623,303	92,846	806,131	15,235,869	147,440	-	288,146
Overseas Fund, Class S	5,142,483	815,289	1,368,193	4,589,579	33,687,509	469,419	-	(4,759,093)
PIMCO Total Return Fund, Class S	-	1,071,894	37,659	1,034,235	10,414,745	129,685	80,922	12,860
Short-Duration Bond Fund, Class S*	690,294	1,302,893	162,447	1,830,740	19,332,615	408,416	114,260	96,802
Small Cap Growth Equity Fund, Class S	128,395	60,676	89,841	99,230	1,711,723	-	13,978	68,565
Small Cap Value Equity Fund, Class S	465,270	105,114	174,582	395,802	3,740,325	23,637	-	(141,036)
Small Company Growth Fund, Class S	458,991	153,732	338,303	274,420	2,746,943	-	-	649,543
Small Company Value Fund, Class S	313,214	102,256	206,069	209,401	2,877,166	21,047	-	40,456
Strategic Bond Fund, Class S	512,937	78,932	152,164	439,705	4,225,563	224,980	-	218,635
Strategic Emerging Markets Fund, Class S*	1,029,667	408,804	240,827	1,197,644	19,880,884	58,042	1,663,992	1,566,777
Value Fund, Class S*	114,689	71,912	80,678	105,923	1,535,885	20,761	-	(216,817)

					$376,557,763	$6,343,916	$2,515,295	$(18,072,584)

Destination Retirement 2025 Fund
Aggressive Growth Fund, Class S	-	4,236	37	4,199	$29,646	$-	$-	$(1)
Blue Chip Growth Fund, Class S	-	3,166	25	3,141	33,452	25	-	(8)
Capital Appreciation Fund, Class S*	-	659	63	596	6,358	26	-	(15)
Core Bond Fund, Class S*	-	4,018	9	4,009	43,942	1,253	1,340	5
Core Opportunities Fund, Class S	-	2,005	141	1,864	17,482	76	-	90
Discovery Value Fund, Class S*	-	735	735	-	-	-	-	(510)
Diversified Bond Fund, Class S*	-	1,844	1,764	80	833	33	7	946
Diversified International Fund, Class S	-	7,877	392	7,485	52,996	1,655	-	(13)
Diversified Value Fund, Class S	-	3,821	33	3,788	33,789	598	-	(16)
Enhanced Index Growth Fund, Class S*	-	10,595	576	10,019	94,277	993	-	(256)
Enhanced Index Value Fund, Class S*	-	9,914	519	9,395	93,855	1,660	-	(244)
Focused International Fund, Class S*	-	1,980	170	1,810	21,175	373	-	89
Focused Value Fund, Class S	-	1,677	472	1,205	21,249	110	-	(402)
Fundamental Value Fund, Class S	-	5,403	47	5,356	56,180	600	-	(25)
High Yield Fund, Class S*	-	5,654	2,555	3,099	26,991	2,439	-	1,255
Inflation-Protected and Income Fund, Class S*	-	2,215	215	2,000	21,157	694	-	119
International Bond Fund, Class S*	-	3,220	332	2,888	28,999	1,525	17	18
International Equity Fund, Class S*	-	2,780	27	2,753	39,723	413	-	(10)
Large Cap Growth Fund, Class S	-	4,879	98	4,781	44,223	194	-	6
Large Cap Value Fund, Class S	-	1,586	14	1,572	16,664	210	-	(6)
Main Street Small Cap Fund, Class S*	-	2,641	1,467	1,174	12,507	96	-	(236)
Mid Cap Growth Equity Fund, Class S	-	1,970	195	1,775	19,274	-	-	60
Mid Cap Growth Equity II Fund, Class S	-	2,474	21	2,453	38,664	-	-	(1)
Mid-Cap Value Fund, Class S	-	5,086	43	5,043	50,882	627	-	(7)
Oppenheimer Commodity Strategy Total Return Fund, Class Y**	-	12,106	1,220	10,886	39,950	728	-	(334)
Oppenheimer Real Estate Fund, Class Y**	-	2,612	27	2,585	48,863	524	-	25
Overseas Fund, Class S	-	17,574	406	17,168	126,015	1,431	-	(124)
PIMCO Total Return Fund, Class S	-	2,503	4	2,499	25,168	322	201	1
Short-Duration Bond Fund, Class S*	-	4,561	92	4,469	47,194	1,017	285	28

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/09	Purchases	Sales	Number of Shares Held as of 12/31/10	Value as of 12/31/10	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Destination Retirement 2025 Fund (Continued)
Small Cap Growth Equity Fund, Class S	-	1,429	118	1,311	$22,617	$-	$186	$145
Small Cap Value Equity Fund, Class S	-	1,979	86	1,893	17,886	113	-	24
Small Company Growth Fund, Class S	-	2,359	411	1,948	19,499	-	-	401
Small Company Value Fund, Class S	-	2,026	150	1,876	25,776	181	-	81
Strategic Bond Fund, Class S	-	915	6	909	8,736	453	-	3
Strategic Emerging Markets Fund, Class S*	-	4,365	35	4,330	71,881	211	6,038	10
Value Fund, Class S*	-	503	47	456	6,614	90	-	19

					$1,264,517	$18,670	$8,074	$1,117

Destination Retirement 2030 Fund
Aggressive Growth Fund, Class S	1,767,703	152,317	516,855	1,403,165	$9,906,348	$-	$-	$(422,002)
Blue Chip Growth Fund, Class S	1,398,391	103,078	560,757	940,712	10,018,579	9,501	-	(951,184)
Capital Appreciation Fund, Class S*	677,632	56,812	419,205	315,239	3,360,453	13,580	-	(1,068,168)
Core Bond Fund, Class S*	301,716	483,314	180,227	604,803	6,628,640	186,510	199,424	117,602
Core Opportunities Fund, Class S	-	542,197	102,650	439,547	4,122,953	22,387	-	(8,123)
Discovery Value Fund, Class S*	244,261	10,292	254,553	-	-	-	-	(249,845)
Diversified Bond Fund, Class S*	440,525	20,882	457,140	4,267	44,593	2,336	489	332,260
Diversified International Fund, Class S	2,213,545	243,463	760,506	1,696,502	12,011,235	373,639	-	(3,253,111)
Diversified Value Fund, Class S	1,721,666	160,385	572,384	1,309,667	11,682,230	218,043	-	(2,720,238)
Emerging Growth Fund, Class S#	694,221	22,459	716,680	-	-	-	-	(405,032)
Enhanced Index Growth Fund, Class S*	1,822,838	243,748	381,600	1,684,986	15,855,721	166,179	-	(677,372)
Enhanced Index Value Fund, Class S*	1,838,742	180,500	418,699	1,600,543	15,989,425	281,519	-	(1,908,628)
Focused International Fund, Class S*	427,251	86,374	152,109	361,516	4,229,736	74,188	-	61,497
Focused Value Fund, Class S	437,925	48,274	194,133	292,066	5,149,116	34,297	-	(658,546)
Fundamental Value Fund, Class S	2,221,588	228,497	673,011	1,777,074	18,641,508	265,556	-	(2,379,654)
High Yield Fund, Class S*	684,895	437,102	497,451	624,546	5,439,796	494,874	-	786,379
Inflation-Protected and Income Fund, Class S*	678,296	95,131	300,701	472,726	5,001,437	165,139	-	174,815
International Bond Fund, Class S*	565,367	76,155	142,203	499,319	5,013,163	265,265	3,024	(49,376)
International Equity Fund, Class S*	833,324	150,487	229,759	754,052	10,880,967	115,223	-	(1,267,304)
Large Cap Growth Fund, Class S	2,033,853	164,109	661,448	1,536,514	14,212,759	63,858	-	1,091,039
Large Cap Value Fund, Class S	683,269	61,430	324,974	419,725	4,449,087	58,172	-	(963,318)
Main Street Small Cap Fund, Class S*	1,406,941	98,048	611,299	893,690	9,517,801	72,679	-	(831,182)
Mid Cap Growth Equity Fund, Class S	703,053	52,989	226,820	529,222	5,747,353	-	-	(267,510)
Mid Cap Growth Equity II Fund, Class S	610,808	51,813	139,894	522,727	8,238,171	-	-	(393,104)
Mid-Cap Value Fund, Class S	1,348,916	183,646	294,029	1,238,533	12,496,794	153,643	-	(874,439)
Oppenheimer Commodity Strategy Total Return Fund, Class Y**	1,167,586	2,243,634	717,528	2,693,692	9,885,850	180,582	-	(69,783)
Oppenheimer Real Estate Fund, Class Y**	235,335	520,231	78,047	677,519	12,805,109	114,554	-	181,062
Overseas Fund, Class S	4,151,162	1,081,285	1,158,317	4,074,130	29,904,111	396,400	-	(4,507,859)
PIMCO Total Return Fund, Class S	-	450,426	6,553	443,873	4,469,804	56,357	35,166	2,163
Short-Duration Bond Fund, Class S*	337,691	641,450	51,341	927,800	9,797,572	207,091	57,937	28,810
Small Cap Growth Equity Fund, Class S	157,310	149,570	90,397	216,483	3,734,325	-	30,596	67,866
Small Cap Value Equity Fund, Class S	645,521	65,499	217,395	493,625	4,664,757	29,424	-	(220,848)
Small Company Growth Fund, Class S	435,601	69,446	260,313	244,734	2,449,785	-	-	512,024
Small Company Value Fund, Class S	432,468	54,721	183,791	303,398	4,168,683	29,777	-	(432,594)
Strategic Bond Fund, Class S	126,493	26,972	35,687	117,778	1,131,847	59,300	-	44,307
Strategic Emerging Markets Fund, Class S*	901,825	367,602	192,962	1,076,465	17,869,322	52,163	1,495,432	1,305,415
Value Fund, Class S*	127,280	62,537	85,880	103,937	1,507,088	20,348	-	(306,484)

					$301,026,118	$4,182,584	$1,822,068	$(20,180,465)

Destination Retirement 2035 Fund
Aggressive Growth Fund, Class S	-	4,851	51	4,800	$33,886	$-	$-	$7
Blue Chip Growth Fund, Class S	-	3,665	34	3,631	38,666	31	-	(2)
Capital Appreciation Fund, Class S*	-	649	179	470	5,008	20	-	(24)

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/09	Purchases	Sales	Number of Shares Held as of 12/31/10	Value as of 12/31/10	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Destination Retirement 2035 Fund (Continued)
Core Bond Fund, Class S*	-	2,654	10	2,644	$28,981	$825	$882	$6
Core Opportunities Fund, Class S	-	1,704	146	1,558	14,610	70	-	95
Discovery Value Fund, Class S*	-	735	735	-	-	-	-	(510)
Diversified Bond Fund, Class S*	-	1,699	1,604	95	995	40	8	864
Diversified International Fund, Class S	-	8,029	800	7,229	51,179	1,595	-	14
Diversified Value Fund, Class S	-	4,581	46	4,535	40,448	719	-	(17)
Enhanced Index Growth Fund, Class S*	-	8,090	356	7,734	72,781	765	-	(127)
Enhanced Index Value Fund, Class S*	-	7,662	324	7,338	73,309	1,295	-	(142)
Focused International Fund, Class S*	-	2,045	168	1,877	21,966	387	-	89
Focused Value Fund, Class S	-	1,584	474	1,110	19,576	110	-	(397)
Fundamental Value Fund, Class S	-	6,343	66	6,277	65,849	750	-	(25)
High Yield Fund, Class S*	-	2,125	840	1,285	11,192	1,011	-	492
Inflation-Protected and Income Fund, Class S*	-	1,006	197	809	8,557	281	-	109
International Bond Fund, Class S*	-	2,694	106	2,588	25,982	1,366	16	17
International Equity Fund, Class S*	-	2,687	84	2,603	37,564	393	-	12
Large Cap Growth Fund, Class S	-	5,623	113	5,510	50,965	225	-	12
Large Cap Value Fund, Class S	-	1,804	20	1,784	18,908	240	-	(5)
Main Street Small Cap Fund, Class S*	-	2,011	1,290	721	7,681	58	-	(415)
Mid Cap Growth Equity Fund, Class S	-	1,739	86	1,653	17,956	-	-	9
Mid Cap Growth Equity II Fund, Class S	-	2,229	38	2,191	34,529	-	-	12
Mid-Cap Value Fund, Class S	-	4,772	50	4,722	47,646	586	-	1
Oppenheimer Commodity Strategy Total Return Fund, Class Y**	-	12,105	1,259	10,846	39,807	725	-	(324)
Oppenheimer Real Estate Fund, Class Y**	-	2,612	45	2,567	48,518	524	-	63
Overseas Fund, Class S	-	18,536	926	17,610	129,255	1,647	-	139
PIMCO Total Return Fund, Class S	-	1,451	5	1,446	14,561	186	116	1
Short-Duration Bond Fund, Class S*	-	3,153	15	3,138	33,140	712	199	5
Small Cap Growth Equity Fund, Class S	-	1,451	127	1,324	22,841	-	188	138
Small Cap Value Equity Fund, Class S	-	1,972	101	1,871	17,686	112	-	25
Small Company Growth Fund, Class S	-	2,295	278	2,017	20,192	-	-	315
Small Company Value Fund, Class S	-	2,002	125	1,877	25,790	182	-	35
Strategic Bond Fund, Class S	-	842	112	730	7,015	364	-	13
Strategic Emerging Markets Fund, Class S*	-	4,317	108	4,209	69,866	204	5,858	173
Value Fund, Class S*	-	558	5	553	8,013	109	-	(1)

					$1,164,918	$15,532	$7,267	$657

Destination Retirement 2040 Fund
Aggressive Growth Fund, Class S	1,243,868	129,459	416,612	956,715	$6,754,407	$-	$-	$(249,093)
Blue Chip Growth Fund, Class S	772,461	83,392	250,205	605,648	6,450,147	5,991	-	(431,501)
Capital Appreciation Fund, Class S*	447,875	49,269	288,019	209,125	2,229,274	9,012	-	(694,177)
Core Bond Fund, Class S*	160,387	305,043	104,739	360,691	3,953,171	111,784	119,524	79,950
Core Opportunities Fund, Class S	-	328,006	57,626	270,380	2,536,165	13,391	-	(3,995)
Discovery Value Fund, Class S*	145,742	8,685	154,427	-	-	-	-	(118,680)
Diversified Bond Fund, Class S*	101,191	35,019	121,153	15,057	157,342	6,597	1,379	144,266
Diversified International Fund, Class S	1,218,351	245,813	350,400	1,113,764	7,885,447	245,080	-	(1,202,562)
Diversified Value Fund, Class S	1,111,710	132,646	412,294	832,062	7,421,996	137,832	-	(1,389,523)
Emerging Growth Fund, Class S#	376,707	16,344	393,051	-	-	-	-	(585)
Enhanced Index Growth Fund, Class S*	1,164,179	145,874	225,160	1,084,893	10,208,841	107,029	-	(429,927)
Enhanced Index Value Fund, Class S*	1,007,752	157,408	199,498	965,662	9,646,960	169,849	-	(884,050)
Focused International Fund, Class S*	260,592	69,341	83,898	246,035	2,878,611	50,509	-	255,643
Focused Value Fund, Class S	250,887	34,617	109,810	175,694	3,097,485	20,132	-	(286,588)
Fundamental Value Fund, Class S	1,435,129	179,044	467,048	1,147,125	12,033,341	167,537	-	(1,490,284)
High Yield Fund, Class S*	208,903	77,214	218,672	67,445	587,447	54,013	-	279,266
Inflation-Protected and Income Fund, Class S*	100,213	62,780	61,117	101,876	1,077,853	35,697	-	80,725

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/09	Purchases	Sales	Number of Shares Held as of 12/31/10	Value as of 12/31/10	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Destination Retirement 2040 Fund (Continued)
International Bond Fund, Class S*	318,774	45,751	104,525	260,000	$2,610,397	$138,224	$1,576	$(54,816)
International Equity Fund, Class S*	529,183	102,526	144,367	487,342	7,032,351	74,394	-	(731,234)
Large Cap Growth Fund, Class S	1,255,977	137,406	486,235	907,148	8,391,116	37,738	-	818,771
Large Cap Value Fund, Class S	440,273	52,265	192,504	300,034	3,180,359	41,326	-	(509,159)
Main Street Small Cap Fund, Class S*	750,443	74,222	325,640	499,025	5,314,619	40,575	-	(170,550)
Mid Cap Growth Equity Fund, Class S	408,573	42,872	102,819	348,626	3,786,076	-	-	(128,292)
Mid Cap Growth Equity II Fund, Class S	372,646	59,237	90,567	341,316	5,379,139	-	-	(251,499)
Mid-Cap Value Fund, Class S	795,686	166,913	155,684	806,915	8,141,772	100,031	-	(499,861)
Oppenheimer Commodity Strategy Total Return Fund, Class Y**	733,487	1,327,687	307,212	1,753,962	6,437,041	117,463	-	(86,536)
Oppenheimer Real Estate Fund, Class Y**	160,223	293,045	49,591	403,677	7,629,497	72,251	-	232,193
Overseas Fund, Class S	2,851,417	582,441	777,826	2,656,032	19,495,277	258,193	-	(2,201,323)
PIMCO Total Return Fund, Class S	-	216,136	2,082	214,054	2,155,519	27,222	16,986	683
Short-Duration Bond Fund, Class S*	165,434	372,673	73,307	464,800	4,908,288	104,190	29,148	86,497
Small Cap Growth Equity Fund, Class S	95,365	86,671	39,591	142,445	2,457,173	-	20,131	21,920
Small Cap Value Equity Fund, Class S	376,914	37,441	128,103	286,252	2,705,077	17,031	-	(249,447)
Small Company Growth Fund, Class S	262,342	56,129	125,132	193,339	1,935,326	-	-	273,920
Small Company Value Fund, Class S	252,633	53,565	74,769	231,429	3,179,830	22,463	-	(253,950)
Strategic Bond Fund, Class S	36,638	18,022	8,704	45,956	441,636	23,155	-	11,943
Strategic Emerging Markets Fund, Class S*	479,739	320,822	112,518	688,043	11,421,518	33,356	956,262	758,174
Value Fund, Class S*	78,177	41,371	57,995	61,553	892,515	12,044	-	(125,557)

					$184,413,013	$2,254,109	$1,145,006	$(9,399,238)

Destination Retirement 2045 Fund
Aggressive Growth Fund, Class S	-	5,291	55	5,236	$36,966	$-	$-	$(2)
Blue Chip Growth Fund, Class S	-	4,104	36	4,068	43,324	34	-	(12)
Capital Appreciation Fund, Class S*	-	706	19	687	7,326	30	-	(14)
Core Bond Fund, Class S*	-	870	2	868	9,512	272	290	1
Core Opportunities Fund, Class S	-	1,682	141	1,541	14,458	70	-	90
Discovery Value Fund, Class S*	-	836	836	-	-	-	-	(410)
Diversified Bond Fund, Class S*	-	366	314	52	542	22	5	150
Diversified International Fund, Class S	-	8,542	701	7,841	55,511	1,734	-	(118)
Diversified Value Fund, Class S	-	5,032	48	4,984	44,455	791	-	(25)
Enhanced Index Growth Fund, Class S*	-	7,449	307	7,142	67,204	708	-	(134)
Enhanced Index Value Fund, Class S*	-	7,082	278	6,804	67,975	1,202	-	(139)
Focused International Fund, Class S*	-	2,248	407	1,841	21,544	380	-	(184)
Focused Value Fund, Class S	-	1,572	471	1,101	19,408	110	-	(402)
Fundamental Value Fund, Class S	-	7,064	70	6,994	73,369	819	-	(36)
High Yield Fund, Class S*	-	1,188	641	547	4,761	430	-	370
Inflation-Protected and Income Fund, Class S*	-	752	237	515	5,446	179	-	120
International Bond Fund, Class S*	-	2,155	77	2,078	20,862	1,097	13	2
International Equity Fund, Class S*	-	3,016	113	2,903	41,886	440	-	(88)
Large Cap Growth Fund, Class S	-	6,133	58	6,075	56,190	248	-	(17)
Large Cap Value Fund, Class S	-	1,967	21	1,946	20,628	262	-	(9)
Main Street Small Cap Fund, Class S*	-	2,423	632	1,791	19,069	146	-	(176)
Mid Cap Growth Equity Fund, Class S	-	1,962	191	1,771	19,237	-	-	104
Mid Cap Growth Equity II Fund, Class S	-	2,520	22	2,498	39,369	-	-	(2)
Mid-Cap Value Fund, Class S	-	5,330	46	5,284	53,313	657	-	(8)
Oppenheimer Commodity Strategy Total Return Fund, Class Y**	-	12,115	745	11,370	41,727	760	-	(170)
Oppenheimer Real Estate Fund, Class Y**	-	3,028	273	2,755	52,061	582	-	341
Overseas Fund, Class S	-	18,780	1,098	17,682	129,789	1,659	-	(135)
PIMCO Total Return Fund, Class S	-	328	1	327	3,294	42	26	0 †
Short-Duration Bond Fund, Class S*	-	1,589	273	1,316	13,902	300	83	90

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/09	Purchases	Sales	Number of Shares Held as of 12/31/10	Value as of 12/31/10	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Destination Retirement 2045 Fund (Continued)
Small Cap Growth Equity Fund, Class S	-	1,518	47	1,471	$25,370	$-	$209	$26
Small Cap Value Equity Fund, Class S	-	2,010	16	1,994	18,840	119	-	(5)
Small Company Growth Fund, Class S	-	2,387	271	2,116	21,181	-	-	226
Small Company Value Fund, Class S	-	2,037	65	1,972	27,094	191	-	16
Strategic Bond Fund, Class S	-	168	1	167	1,608	84	-	0 †
Strategic Emerging Markets Fund, Class S*	-	4,497	40	4,457	73,982	216	6,215	11
Value Fund, Class S*	-	670	5	665	9,645	131	-	(3)

					$1,160,848	$13,715	$6,841	$(542)

Destination Retirement 2050 Fund
Aggressive Growth Fund, Class S	132,441	56,177	64,757	123,861	$874,458	$-	$-	$85,535
Blue Chip Growth Fund, Class S	121,485	42,298	75,054	88,729	944,962	773	-	184,107
Capital Appreciation Fund, Class S*	47,325	21,215	40,157	28,383	302,564	1,179	-	65,425
Core Bond Fund, Class S*	9,942	15,581	6,954	18,569	203,512	5,624	6,014	3,384
Core Opportunities Fund, Class S	-	43,605	6,930	36,675	344,010	1,590	-	(495)
Discovery Value Fund, Class S*	15,038	3,579	18,617	-	-	-	-	15,317
Diversified Bond Fund, Class S*	6,074	2,282	6,753	1,603	16,756	686	143	5,928
Diversified International Fund, Class S	123,498	71,242	41,000	153,740	1,088,476	32,916	-	38,956
Diversified Value Fund, Class S	115,164	52,222	54,621	112,765	1,005,862	17,788	-	74,480
Emerging Growth Fund, Class S#	23,969	5,660	29,629	-	-	-	-	23,056
Enhanced Index Growth Fund, Class S*	126,507	64,147	33,634	157,020	1,477,559	15,176	-	3,443
Enhanced Index Value Fund, Class S*	107,427	61,668	28,968	140,127	1,399,869	24,117	-	(41,152)
Focused International Fund, Class S*	27,364	17,160	9,612	34,912	408,471	7,015	-	29,925
Focused Value Fund, Class S	25,560	10,964	13,035	23,489	414,111	2,320	-	63,915
Fundamental Value Fund, Class S	150,857	71,925	66,484	156,298	1,639,571	19,788	-	39,819
High Yield Fund, Class S*	18,530	11,357	19,280	10,607	92,391	8,427	-	16,886
Inflation-Protected and Income Fund, Class S*	9,270	5,644	7,729	7,185	76,021	2,519	-	8,376
International Bond Fund, Class S*	30,895	13,571	10,107	34,359	344,966	18,257	208	2,722
International Equity Fund, Class S*	54,757	30,681	15,062	70,376	1,015,519	10,368	-	42,731
Large Cap Growth Fund, Class S	71,402	89,744	38,244	122,902	1,136,840	4,902	-	60,875
Large Cap Value Fund, Class S	46,453	21,556	23,258	44,751	474,366	5,854	-	48,561
Main Street Small Cap Fund, Class S*	76,253	31,823	41,054	67,022	713,783	5,326	-	102,223
Mid Cap Growth Equity Fund, Class S	43,120	18,801	14,511	47,410	514,874	-	-	3,688
Mid Cap Growth Equity II Fund, Class S	37,181	19,327	10,017	46,491	732,698	-	-	4,973
Mid-Cap Value Fund, Class S	83,621	46,167	23,025	106,763	1,077,241	12,934	-	4,696
Oppenheimer Commodity Strategy Total Return Fund, Class Y**	77,395	185,487	37,528	225,354	827,050	15,076	-	16,612
Oppenheimer Real Estate Fund, Class Y**	11,877	44,629	6,758	49,748	940,230	7,841	-	51,180
Overseas Fund, Class S	292,239	179,902	98,787	373,354	2,740,419	32,442	-	194,045
PIMCO Total Return Fund, Class S	-	9,475	72	9,403	94,684	1,162	725	19
Short-Duration Bond Fund, Class S*	9,317	36,012	6,285	39,044	412,304	8,419	2,356	4,990
Small Cap Growth Equity Fund, Class S	10,853	12,876	5,070	18,659	321,862	-	2,565	12,968
Small Cap Value Equity Fund, Class S	40,115	16,318	17,021	39,412	372,445	2,290	-	14,063
Small Company Growth Fund, Class S	39,652	20,374	20,050	39,976	400,158	-	-	26,824
Small Company Value Fund, Class S	26,640	17,758	10,127	34,271	470,883	3,208	-	11,199
Strategic Bond Fund, Class S	3,196	923	1,423	2,696	25,912	1,359	-	1,577
Strategic Emerging Markets Fund, Class S*	41,452	65,915	12,718	94,649	1,571,178	4,514	129,398	87,507
Value Fund, Class S*	7,579	9,230	4,563	12,246	177,569	2,353	-	10,979

					$24,653,574	$276,223	$141,409	$1,319,337

*	MassMutual Premier Fund
**	Fund advised by OppenheimerFunds, Inc.
#	The Fund was terminated effective May 21, 2010.
†	Amount is less than $0.50.

Notes to Financial Statements (Continued)

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Updated No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this ASU will have on the Fund’s financial statement disclosures.

10.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds of the leveraged buy-out. The Official Committee seeks to recover payments of those proceeds.

The potential amounts sought to be recovered from the Diversified Value Fund and Indexed Equity Fund, plus interest and the Official Committee’s court costs, are approximately $1,621,800 and $1,186,430, respectively. The Funds cannot predict the outcome of this proceeding. If the proceeding were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee, the payment of such judgment or settlement could have a material adverse effect on the Funds’ net asset values.

11.	Subsequent Events

Management has evaluated the events and transactions subsequent to December 31, 2010 through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Funds’ financial statements other than those disclosed below.

Effective February 11, 2011, the administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, was changed for the following Funds as noted in the table below:

	Class A	Class L	Class Y	Class S	Class N	Class Z
Fundamental Value Fund	0.4629%	0.4629%	0.3129%	0.2729%	0.5129%	0.0700%
Overseas Fund	0.4543%	0.4543%	0.4043%	0.3543%	0.5043%	0.0700%

Effective February 11, 2011, MassMutual has also agreed to voluntarily waive, through April 1, 2012, 0.15% of the management fee for each class of the Fundamental Value Fund, and 0.31% of the management fee for each class of the Overseas Fund, based upon each class’s average daily net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of MassMutual Select Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MassMutual Select Funds (the “Trust”), comprised of MassMutual Select PIMCO Total Return Fund, MassMutual Select Strategic Bond Fund, MassMutual Select Strategic Balanced Fund, MassMutual Select Global Allocation Fund, MassMutual Select Diversified Value Fund, MassMutual Select Fundamental Value Fund, MassMutual Select Value Equity Fund, MassMutual Select Large Cap Value Fund, MassMutual Select Indexed Equity Fund, MassMutual Select Core Opportunities Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Large Cap Growth Fund, MassMutual Select Aggressive Growth Fund, MassMutual Select NASDAQ-100 Fund, MassMutual Select Focused Value Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Company Value Fund, MassMutual Select Mid Cap Growth Equity Fund, MassMutual Select Mid Cap Growth Equity II Fund, MassMutual Select Small Cap Growth Equity Fund, MassMutual Select Small Company Growth Fund, MassMutual Select Diversified International Fund, MassMutual Select Overseas Fund, MassMutual Select Destination Retirement Income Fund, MassMutual Select Destination Retirement 2010 Fund, MassMutual Select Destination Retirement 2015 Fund, MassMutual Select Destination Retirement 2020 Fund, MassMutual Select Destination Retirement 2025 Fund, MassMutual Select Destination Retirement 2030 Fund, MassMutual Select Destination Retirement 2035 Fund, MassMutual Select Destination Retirement 2040 Fund, MassMutual Select Destination Retirement 2045 Fund, and MassMutual Select Destination Retirement 2050 Fund, (the “Funds”) as of December 31, 2010, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Trust as of December 31, 2010, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2011

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2010; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 68	Chairman Trustee	Since 2010 Since 1996	Retired.	63	Director (since 2008), Celera Corporation; Director (1996-2008), Applera Corporation; Director (2002-2006), Instron Corporation; Chairman (since 2010), Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Allan W. Blair Age: 62	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1993-2006), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	63	Director (2001-2007), Future Works, Inc.; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

Mary E. Boland Age: 71	Trustee	Since 1994	Attorney-at-Law (since 2004).	63	Director (1999-2007), BankNorth Massachusetts; Trustee (since 1973), MML Series Investment Fund (open-end investment company).

R. Alan Hunter, Jr. Age: 64	Trustee	Since 2003	Retired.	63	Director (since 2007), Actuant Corporation; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

F. William Marshall, Jr. Age: 68	Trustee	Since 1996	Retired. Consultant (1999-2009).	99***	Trustee (since 2000), Denver Board - Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company).

Susan B. Sweeney Age: 58	Trustee	Since 2009	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm); Chief Investment Officer, Pension Fund (2002-2007), Office of the Treasurer of the State of Connecticut.	63	Trustee (since 2009), MML Series Investment Fund (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^ Age: 65	Trustee	Since 2003	Retired.	65^^	Director (since 2007), Scottish Re Group Ltd.; Director (since 2006), Jefferies Group, Inc. (investment bank); Director (1996-2005), Antares Capital Corporation (bank loan syndication); Director (since 2003), Alabama Aircraft Industries, Inc.; Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors (closed-end investment company); Trustee (since 2003), President (1999-2003), MassMutual Participation Investors (closed-end investment company); Director (2005-2006), York Enhanced Strategies Fund (closed-end investment company); Trustee (since 2003), Vice Chairman (2005-2007), MML Series Investment Fund (open-end investment company).

Elaine A. Sarsynski^^^ Age: 55	Trustee	Since 2008	Executive Vice President (since 2006), Senior Vice President and Chief Administrative Officer (2005-2006), MassMutual; Managing Director (2005), Babson Capital Management LLC; Chief Executive Officer (2001-2005), Town of Suffield, Connecticut.	63	Trustee (since 2008), MML Series Investment Fund (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 46	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), Manager (1998-2005), ING; Vice President (since 2009), MassMutual Premier Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).	95

Andrew M. Goldberg Age: 44	Vice President, Secretary and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual; Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	95

Nicholas H. Palmerino Age: 45	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).	95

Philip S. Wellman Age: 46	Vice President and Chief Compliance Officer	Since 2007

Vice President, Associate General Counsel and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel and Chief Compliance Officer (Mutual Funds) (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith

Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

				95

Eric H. Wietsma Age: 44	President Vice President	Since 2008 (2006- 2008)	Senior Vice President (since 2010), Corporate Vice President (2007-2010), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	95

Trustees and Officers (Unaudited) (Continued)

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until his or her successor is elected and qualified to carry out the duties and responsibilities of his or her office, or until he or she retires, dies, resigns, is removed or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^	MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^^	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#	The President, Treasurer and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2010, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
PIMCO Total Return Fund	3.34%
Strategic Balanced Fund	39.78%
Global Allocation Fund	46.85%
Diversified Value Fund	100.00%
Fundamental Value Fund	100.00%
Value Equity Fund	100.00%
Large Cap Value Fund	100.00%
Indexed Equity Fund	100.00%
Core Opportunities Fund	100.00%
Blue Chip Growth Fund	100.00%
Large Cap Growth Fund	100.00%
Focused Value Fund	100.00%
Mid-Cap Value Fund	100.00%
Small Cap Value Equity Fund	100.00%
Small Company Value Fund	100.00%
Destination Retirement Income Fund	25.15%
Destination Retirement 2010 Fund	14.45%
Destination Retirement 2015 Fund	14.97%
Destination Retirement 2020 Fund	23.38%
Destination Retirement 2025 Fund	26.09%
Destination Retirement 2030 Fund	28.85%
Destination Retirement 2035 Fund	30.35%
Destination Retirement 2040 Fund	37.39%
Destination Retirement 2045 Fund	38.95%
Destination Retirement 2050 Fund	43.42%

For the year ended December 31, 2010, the following Fund earned the following foreign sources of income:

Foreign Sources of Income
Diversified International Fund	$3,808,517
Overseas Fund	10,702,835

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended December 31, 2010:

Qualified Dividend Income
PIMCO Total Return Fund	$965,833
Strategic Bond Fund	33,560
Strategic Balanced Fund	951,191
Global Allocation Fund	5,273,399
Diversified Value Fund	7,324,295
Fundamental Value Fund	12,798,425
Value Equity Fund	583,376
Large Cap Value Fund	10,613,763
Indexed Equity Fund	35,352,713
Core Opportunities Fund	1,005,600

Federal Tax Information (Unaudited) (Continued)

Qualified Dividend Income
Blue Chip Growth Fund	$157,252
Large Cap Growth Fund	890,225
NASDAQ-100 Fund	413,475
Focused Value Fund	7,924,671
Mid-Cap Value Fund	2,291,320
Small Cap Value Equity Fund	1,318,198
Small Company Value Fund	5,735,815
Small Cap Growth Equity Fund	2,847,403
Small Company Growth Fund	205,709
Diversified International Fund	3,487,977
Overseas Fund	10,332,652
Destination Retirement Income Fund	2,752,037
Destination Retirement 2010 Fund	304,122
Destination Retirement 2015 Fund	26,409
Destination Retirement 2020 Fund	1,652,134
Destination Retirement 2025 Fund	16,288
Destination Retirement 2030 Fund	3,786,824
Destination Retirement 2035 Fund	15,537
Destination Retirement 2040 Fund	1,859,612
Destination Retirement 2045 Fund	13,195
Destination Retirement 2050 Fund	258,536

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in May 2010, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MassMutual, or subadvisers (the “Independent Trustees”), approved the advisory agreement (“Advisory Agreement”) for one new series of the Trust, the PIMCO Total Return Fund (the “Fund”), and the subadvisory agreement with Pacific Investment Management Company LLC (“PIMCO”), for the Fund (“Subadvisory Agreement”), subject to approval by the shareholders of the Fund of the Advisory and Subadvisory Agreements. In preparation for the meeting, the Trustees requested, and MassMutual provided in advance, certain materials relevant to the consideration of the Advisory and Subadvisory Agreements (the “Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

In approving the Advisory Agreement, the Trustees considered the Materials and information discussed with representatives of MassMutual at the meeting relating to MassMutual and the nature, scope, and quality of services MassMutual would provide to the Fund. In reviewing the contract, the Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the Fund, including: (i) the financial condition, stability, and business strategy of MassMutual; (ii) the ability of MassMutual with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Fund; (iii) MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Fund; and (iv) the experience and qualifications of the personnel of MassMutual that perform, or oversee the performance of, the services provided to the Fund and the needs of the Fund for administrative and shareholder services.

The Trustees also reviewed and considered information included in the Materials (or discussed at the meeting) concerning possible economies of scale and potential profitability of MassMutual’s advisory relationship with the Fund. The discussions and consideration included the intangible benefits derived by MassMutual and its affiliates resulting from their relationship with the Fund and the so-called “fallout benefits” to MassMutual, such as any reputational value derived from serving as investment adviser to the Fund.

In approving the Subadvisory Agreement, the Trustees discussed with MassMutual and considered a wide range of information about, among other things: (i) PIMCO and its personnel with responsibilities for providing services to the Fund; (ii) the terms of the Subadvisory Agreement; (iii) the scope and quality of services that PIMCO will provide under the Subadvisory Agreement; (iv) the historical investment performance track record of PIMCO; and (v) the fees payable to PIMCO by MassMutual and the effect of such fees on the profitability of MassMutual.

Prior to the votes being taken to approve the Advisory and Subadvisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Other Information (Unaudited) (Continued)

Based on the foregoing, the Trustees determined that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the Advisory Agreement, including the anticipated level of MassMutual’s oversight of the Fund and the subadvisory process; (ii) MassMutual’s projected level of profitability from its relationship with the Fund was not excessive and the advisory fee payable under the Advisory Agreement and the Fund’s total expenses were fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of PIMCO would be well suited to the Fund given its investment objective and policies; and (iv) the terms of the Advisory and Subadvisory Agreements were fair and reasonable with respect to the Fund and were in the best interest of the Fund’s’ shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Advisory and Subadvisory Agreements.

The Advisory and Subadvisory Agreements became effective on June 30, 2010.

At their meeting in August 2010, the Trustees, including the Independent Trustees, approved a subadvisory agreement (“Subadvisory Agreement”) with Frontier Capital Management Company, LLC (“Frontier”) as co-subadviser for the Mid Cap Growth Equity II Fund. In all of their deliberations, the Trustees were advised by independent counsel.

The Trustees made this decision after being informed that T. Rowe Price Associates, Inc. (“T. Rowe Price”) was closing the Fund’s strategy to new investments. The Trustees concluded that it would be desirable to allow the Fund to remain open by adding a co-subadviser. The Trustees determined that it would also be desirable to find a co-subadviser whose investment approach was similar to that of T. Rowe Price, in order to maintain the Fund’s fundamental approach of finding companies that are believed to be trading at reasonable valuations and style purity to the mid cap growth style box. The Trustees determined that this could best be accomplished through the combination of T. Rowe Price’s and Frontier’s investment strategies in order to maintain a core mid cap growth style while delivering consistent performance results.

In reviewing the Subadvisory Agreement, the Trustees discussed with MassMutual and considered a wide range of information about, among other things: (i) Frontier and its personnel with responsibilities for providing services to the Fund; (ii) the terms of the Subadvisory Agreement; (iii) the scope and quality of services that Frontier will provide under the Subadvisory Agreement; (iv) the historical investment performance track record of Frontier; and (v) the fees payable to Frontier by MassMutual and the effect of such fees on the profitability of MassMutual.

Prior to the vote being taken to approve the Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the Subadvisory Agreement; (ii) MassMutual’s level of profitability from its relationship with the Fund was not excessive and the subadvisory fee amount under the Subadvisory Agreement is fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of Frontier appear well suited to the Fund, given its investment objective and policies; and (iv) the terms of the Subadvisory Agreement were fair and reasonable with respect to the Fund and were in the best interest of the Fund’s shareholders.

The Subadvisory Agreement became effective on August 30, 2010.

At their meeting in August 2010, the Trustees, including the Independent Trustees, also approved an amended Subadvisory Agreement (“Amended Subadvisory Agreement”) with Wellington Management Company, LLP (“Wellington Management”) with respect to the Fundamental Value Fund. Under the Amended Subadvisory Agreement, the investment subadvisory fee paid to Wellington Management would be reduced.

Prior to the vote being taken to approve the Amended Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the contract, in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling.

Other Information (Unaudited) (Continued)

In approving the Amended Subadvisory Agreement, the Trustees discussed with Management and considered the fees payable to Wellington Management by MassMutual and the effect of such fees on the profitability of MassMutual. The Trustees concluded that MassMutual’s level of profitability from its relationship to the Fund was not excessive and that the subadvisory fee amount under the Amended Subadvisory Agreement was fair and reasonable.

The Amended Subadvisory Agreement took effect on August 9, 2010.

Submission of Matters to a Vote of Security Holders

Pursuant to a written consent, dated March 1, 2010, MassMutual, in its capacity as the majority shareholder of the Strategic Bond Fund, Strategic Balanced Fund, Global Allocation Fund, Diversified Value Fund, Fundamental Value Fund, Value Equity Fund, Large Cap Value Fund, Indexed Equity Fund, Core Opportunities Fund, Blue Chip Growth Fund, Large Cap Growth Fund, Aggressive Growth Fund, NASDAQ-100® Fund, Focused Value Fund, Mid-Cap Value Fund, Small Cap Value Equity Fund, Small Company Value Fund, Mid Cap Growth Equity Fund, Mid Cap Growth Equity II Fund, Small Cap Growth Equity Fund, Small Company Growth Fund, Diversified International Fund, Overseas Fund, Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund, Destination Retirement 2040 Fund, and Destination Retirement 2050 Fund, elected the Trustees of the Trust, as described in the Information Statement dated February 8, 2010.

Pursuant to a written consent, dated March 1, 2010, MassMutual, in its capacity as the majority shareholder of the Strategic Bond Fund, Strategic Balanced Fund, Diversified Value Fund, Fundamental Value Fund, Value Equity Fund, Large Cap Value Fund, Indexed Equity Fund, Core Opportunities Fund, Blue Chip Growth Fund, Aggressive Growth Fund, NASDAQ-100 Fund, Focused Value Fund, Mid-Cap Value Fund, Small Cap Value Equity Fund, Small Company Value Fund, Mid Cap Growth Equity Fund, Mid Cap Growth Equity II Fund, Small Cap Growth Equity Fund, Small Company Growth Fund, Overseas Fund, Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund, Destination Retirement 2040 Fund, and Destination Retirement 2050 Fund (each a “Fund”), approved certain changes to the Funds’ investment objectives and the modernization and standardization of certain fundamental investment restrictions as described in the Information Statement dated February 8, 2010.

Pursuant to a written consent, dated March 1, 2010, MassMutual, Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund, Destination Retirement 2040 Fund, and Destination Retirement 2050 Fund, together, as the owners of a majority of the issued and outstanding shares of the Large Cap Growth Fund and Diversified International Fund (each a “Fund”), approved the certain changes to the Funds’ investment objectives and the modernization and standardization of certain fundamental investment restrictions as described in the Information Statement dated February 8, 2010.

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2010

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2010:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2010.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
PIMCO Total Return Fund**
Class A	$1,000	0.87%	$1,028.90	$4.33	$1,020.80	$4.43
Class L	1,000	0.77%	1,028.10	3.83	1,021.30	3.92
Class Y	1,000	0.69%	1,029.80	3.43	1,021.70	3.52
Class S	1,000	0.57%	1,028.80	2.84	1,022.30	2.91
Class N	1,000	1.12%	1,027.00	5.57	1,019.60	5.70
Class Z	1,000	0.42%	1,031.30	2.09	1,023.10	2.14
Strategic Bond Fund
Class A	1,000	1.11%	1,036.50	5.70	1,019.60	5.65
Class L	1,000	0.86%	1,038.70	4.42	1,020.90	4.38
Class Y	1,000	0.71%	1,039.00	3.65	1,021.60	3.62
Class S	1,000	0.66%	1,039.40	3.39	1,021.90	3.36
Class N	1,000	1.41%	1,034.70	7.23	1,018.10	7.17

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Strategic Balanced Fund
Class A	$1,000	1.42%	$1,155.90	$7.72	$1,018.00	$7.22
Class L	1,000	1.17%	1,157.90	6.36	1,019.30	5.95
Class Y	1,000	1.02%	1,157.90	5.55	1,020.10	5.19
Class S	1,000	0.97%	1,158.40	5.28	1,020.30	4.94
Class N	1,000	1.72%	1,154.00	9.34	1,016.50	8.74
Global Allocation Fund
Class A	1,000	1.36%	1,149.10	7.37	1,018.30	6.92
Class L	1,000	1.11%	1,151.20	6.02	1,019.60	5.65
Class Y	1,000	0.96%	1,151.60	5.21	1,020.40	4.89
Class S	1,000	0.86%	1,152.70	4.67	1,020.90	4.38
Diversified Value Fund
Class A	1,000	1.10%	1,216.10	6.14	1,019.70	5.60
Class L	1,000	0.81%	1,218.50	4.53	1,021.10	4.13
Class Y	1,000	0.70%	1,218.00	3.91	1,021.70	3.57
Class S	1,000	0.60%	1,219.20	3.36	1,022.20	3.06
Class N	1,000	1.41%	1,212.30	7.86	1,018.10	7.17
Fundamental Value Fund
Class A	1,000	1.24%	1,227.60	6.96	1,019.00	6.31
Class L	1,000	0.99%	1,229.60	5.56	1,020.20	5.04
Class Y	1,000	0.84%	1,230.50	4.72	1,021.00	4.28
Class S	1,000	0.80%	1,231.20	4.50	1,021.20	4.08
Class N	1,000	1.54%	1,225.00	8.64	1,017.40	7.83
Class Z***	1,000	0.65%	1,067.20	0.87	1,021.90	3.31
Value Equity Fund
Class A	1,000	1.40%	1,236.40	7.89	1,018.10	7.12
Class L	1,000	1.15%	1,235.60	6.48	1,019.40	5.85
Class Y	1,000	1.01%	1,236.50	5.69	1,020.10	5.14
Class S	1,000	0.95%	1,237.20	5.36	1,020.40	4.84
Class N	1,000	1.71%	1,231.80	9.62	1,016.60	8.69
Large Cap Value Fund
Class A	1,000	1.26%	1,216.20	7.04	1,018.90	6.41
Class L	1,000	1.01%	1,218.20	5.65	1,020.10	5.14
Class Y	1,000	0.86%	1,219.60	4.81	1,020.90	4.38
Class S	1,000	0.77%	1,219.30	4.31	1,021.30	3.92
Class N	1,000	1.56%	1,215.40	8.71	1,017.30	7.93
Indexed Equity Fund
Class A	1,000	0.65%	1,228.20	3.65	1,021.90	3.31
Class L	1,000	0.40%	1,230.90	2.25	1,023.20	2.04
Class Y	1,000	0.45%	1,230.70	2.53	1,022.90	2.29
Class S	1,000	0.42%	1,229.80	2.36	1,023.10	2.14
Class N	1,000	0.95%	1,226.60	5.33	1,020.40	4.84
Class Z	1,000	0.82%	1,231.30	4.61	1,021.10	4.18

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Core Opportunities Fund
Class A	$1,000	1.35%	$1,247.40	$7.65	$1,018.40	$6.87
Class L	1,000	1.10%	1,247.70	6.23	1,019.70	5.60
Class Y	1,000	0.94%	1,250.10	5.33	1,020.50	4.79
Class S	1,000	0.85%	1,249.50	4.82	1,020.90	4.33
Class N	1,000	1.65%	1,244.70	9.34	1,016.90	8.39
Blue Chip Growth Fund
Class A	1,000	1.19%	1,271.20	6.81	1,019.20	6.06
Class L	1,000	0.98%	1,272.30	5.61	1,020.30	4.99
Class Y	1,000	0.82%	1,273.40	4.70	1,021.10	4.18
Class S	1,000	0.76%	1,273.70	4.36	1,021.40	3.87
Class N	1,000	1.51%	1,268.50	8.63	1,017.60	7.68
Large Cap Growth Fund
Class A	1,000	1.34%	1,281.60	7.71	1,018.50	6.82
Class L	1,000	1.09%	1,282.40	6.27	1,019.70	5.55
Class Y	1,000	0.39%	1,286.50	2.25	1,023.20	1.99
Class S	1,000	0.90%	1,283.50	5.18	1,020.70	4.58
Class N	1,000	1.65%	1,279.10	9.48	1,016.90	8.39
Aggressive Growth Fund
Class A	1,000	1.36%	1,302.10	7.89	1,018.30	6.92
Class L	1,000	1.11%	1,303.60	6.45	1,019.60	5.65
Class Y	1,000	0.96%	1,304.70	5.58	1,020.40	4.89
Class S	1,000	0.86%	1,305.00	5.00	1,020.90	4.38
Class N	1,000	1.65%	1,299.20	9.56	1,016.90	8.44
NASDAQ-100 Fund
Class A	1,000	1.15%	1,271.00	6.58	1,019.40	5.85
Class L	1,000	0.90%	1,274.00	5.16	1,020.70	4.58
Class Y	1,000	0.76%	1,277.70	4.36	1,021.40	3.87
Class S	1,000	0.65%	1,276.80	3.73	1,021.90	3.31
Class N	1,000	1.45%	1,269.20	8.29	1,017.90	7.38
Focused Value Fund
Class A	1,000	1.30%	1,292.00	7.51	1,018.70	6.61
Class L	1,000	1.05%	1,293.00	6.07	1,019.90	5.35
Class Y	1,000	0.90%	1,294.20	5.20	1,020.70	4.58
Class S	1,000	0.80%	1,294.40	4.63	1,021.20	4.08
Class N	1,000	1.60%	1,289.80	9.23	1,017.10	8.13
Class Z***	1,000	0.69%	1,042.60	0.91	1,021.20	3.52
Mid-Cap Value Fund
Class A	1,000	1.31%	1,258.10	7.46	1,018.60	6.67
Class L	1,000	1.06%	1,261.50	6.04	1,019.90	5.40
Class Y	1,000	0.91%	1,261.50	5.19	1,020.60	4.63
Class S	1,000	0.81%	1,261.70	4.62	1,021.10	4.13
Class N	1,000	1.61%	1,256.80	9.16	1,017.10	8.19
Small Cap Value Equity Fund
Class A	1,000	1.37%	1,298.80	7.94	1,018.30	6.97
Class L	1,000	1.12%	1,301.20	6.50	1,019.60	5.70
Class Y	1,000	0.97%	1,302.90	5.63	1,020.30	4.94
Class S	1,000	0.87%	1,302.90	5.05	1,020.80	4.43
Class N	1,000	1.67%	1,297.90	9.67	1,016.80	8.49

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Small Company Value Fund
Class A	$1,000	1.49%	$1,256.60	$8.47	$1,017.70	$7.58
Class L	1,000	1.24%	1,259.10	7.06	1,019.00	6.31
Class Y	1,000	1.09%	1,259.30	6.21	1,019.70	5.55
Class S	1,000	1.05%	1,259.40	5.98	1,019.90	5.35
Class N	1,000	1.79%	1,254.30	10.17	1,016.20	9.10
Class Z***	1,000	0.87%	1,085.90	1.17	1,020.80	4.43
Mid Cap Growth Equity Fund
Class A	1,000	1.39%	1,300.30	8.06	1,018.20	7.07
Class L	1,000	1.14%	1,302.30	6.62	1,019.50	5.80
Class Y	1,000	0.99%	1,304.30	5.75	1,020.20	5.04
Class S	1,000	0.92%	1,303.70	5.34	1,020.60	4.69
Class N	1,000	1.69%	1,298.60	9.79	1,016.70	8.59
Mid Cap Growth Equity II Fund
Class A	1,000	1.35%	1,283.00	7.77	1,018.40	6.87
Class L	1,000	1.10%	1,285.10	6.34	1,019.70	5.60
Class Y	1,000	0.95%	1,286.40	5.47	1,020.40	4.84
Class S	1,000	0.86%	1,286.50	4.96	1,020.90	4.38
Class N	1,000	1.65%	1,281.70	9.49	1,016.90	8.39
Class Z***	1,000	0.75%	1,074.30	1.00	1,021.40	3.82
Small Cap Growth Equity Fund
Class A	1,000	1.51%	1,264.50	8.62	1,017.60	7.68
Class L	1,000	1.26%	1,266.40	7.20	1,018.90	6.41
Class Y	1,000	1.11%	1,267.20	6.34	1,019.60	5.65
Class S	1,000	0.97%	1,267.90	5.54	1,020.30	4.94
Class N	1,000	1.81%	1,262.10	10.32	1,016.10	9.20
Class Z***	1,000	0.89%	1,083.80	1.19	1,020.70	4.53
Small Company Growth Fund
Class A	1,000	1.56%	1,338.00	9.19	1,017.30	7.93
Class L	1,000	1.32%	1,339.20	7.78	1,018.60	6.72
Class Y	1,000	1.16%	1,340.50	6.84	1,019.40	5.90
Class S	1,000	1.12%	1,341.80	6.61	1,019.60	5.70
Class N	1,000	1.87%	1,334.80	11.00	1,015.80	9.50
Diversified International Fund
Class A	1,000	1.42%	1,271.70	8.13	1,018.00	7.22
Class L	1,000	1.17%	1,272.90	6.70	1,019.30	5.95
Class Y	1,000	1.09%	1,271.70	6.24	1,019.70	5.55
Class S	1,000	0.99%	1,274.20	5.67	1,020.20	5.04
Class N	1,000	1.72%	1,268.70	9.84	1,016.50	8.74
Overseas Fund
Class A	1,000	1.50%	1,249.20	8.50	1,017.60	7.63
Class L	1,000	1.25%	1,250.30	7.09	1,018.90	6.36
Class Y	1,000	1.20%	1,249.80	6.80	1,019.20	6.11
Class S	1,000	1.15%	1,249.10	6.52	1,019.40	5.85
Class N	1,000	1.79%	1,247.80	10.14	1,016.20	9.10
Class Z***	1,000	0.95%	1,029.50	1.24	1,020.40	4.84

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Destination Retirement Income Fund
Class A	$1,000	0.52%	$1,093.10	$2.74	$1,022.60	$2.65
Class L	1,000	0.27%	1,095.10	1.43	1,023.80	1.38
Class Y	1,000	0.17%	1,095.00	0.90	1,024.30	0.87
Class S	1,000	0.15%	1,095.70	0.79	1,024.40	0.77
Class N	1,000	0.82%	1,091.60	4.32	1,021.10	4.18
Destination Retirement 2010 Fund
Class A	1,000	0.54%	1,131.70	2.90	1,022.50	2.75
Class L	1,000	0.29%	1,133.40	1.56	1,023.70	1.48
Class Y	1,000	0.19%	1,134.80	1.02	1,024.20	0.97
Class S	1,000	0.14%	1,135.50	0.75	1,024.50	0.71
Class N	1,000	0.84%	1,130.00	4.51	1,021.00	4.28
Destination Retirement 2015 Fund
Class A	1,000	0.50%	1,171.40	2.74	1,022.70	2.55
Class L	1,000	0.25%	1,172.90	1.37	1,023.90	1.28
Class Y	1,000	0.15%	1,173.80	0.82	1,024.40	0.77
Class S	1,000	0.10%	1,174.10	0.55	1,024.70	0.51
Destination Retirement 2020 Fund
Class A	1,000	0.51%	1,191.00	2.82	1,022.60	2.60
Class L	1,000	0.26%	1,193.20	1.44	1,023.90	1.33
Class Y	1,000	0.16%	1,193.40	0.88	1,024.40	0.82
Class S	1,000	0.11%	1,193.70	0.61	1,024.70	0.56
Class N	1,000	0.81%	1,189.50	4.47	1,021.10	4.13
Destination Retirement 2025 Fund
Class A	1,000	0.50%	1,217.90	2.80	1,022.70	2.55
Class L	1,000	0.25%	1,218.30	1.40	1,023.90	1.28
Class Y	1,000	0.15%	1,219.10	0.84	1,024.40	0.77
Class S	1,000	0.10%	1,219.50	0.56	1,024.70	0.51
Destination Retirement 2030 Fund
Class A	1,000	0.51%	1,220.20	2.85	1,022.60	2.60
Class L	1,000	0.26%	1,223.50	1.46	1,023.90	1.33
Class Y	1,000	0.16%	1,223.90	0.90	1,024.40	0.82
Class S	1,000	0.11%	1,222.90	0.62	1,024.70	0.56
Class N	1,000	0.81%	1,218.50	4.53	1,021.10	4.13
Destination Retirement 2035 Fund
Class A	1,000	0.50%	1,227.40	2.81	1,022.70	2.55
Class L	1,000	0.25%	1,228.80	1.40	1,023.90	1.28
Class Y	1,000	0.15%	1,229.60	0.84	1,024.40	0.77
Class S	1,000	0.10%	1,230.00	0.56	1,024.70	0.51
Destination Retirement 2040 Fund
Class A	1,000	0.51%	1,230.40	2.87	1,022.60	2.60
Class L	1,000	0.26%	1,231.70	1.46	1,023.90	1.33
Class Y	1,000	0.16%	1,233.30	0.90	1,024.40	0.82
Class S	1,000	0.11%	1,232.30	0.62	1,024.70	0.56
Class N	1,000	0.81%	1,226.80	4.55	1,021.10	4.13

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Destination Retirement 2045 Fund
Class A	$1,000	0.50%	$1,241.10	$2.82	$1,022.70	$2.55
Class L	1,000	0.25%	1,243.80	1.41	1,023.90	1.28
Class Y	1,000	0.15%	1,244.60	0.85	1,024.40	0.77
Class S	1,000	0.10%	1,245.10	0.57	1,024.70	0.51
Destination Retirement 2050 Fund
Class A	1,000	0.50%	1,236.40	2.82	1,022.70	2.55
Class L	1,000	0.25%	1,238.20	1.41	1,023.90	1.28
Class Y	1,000	0.15%	1,240.50	0.85	1,024.40	0.77
Class S	1,000	0.10%	1,239.20	0.56	1,024.70	0.51
Class N	1,000	0.80%	1,236.30	4.51	1,021.20	4.08

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2010, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.
**	Actual expenses are calculated using the annualized expense ratio, multiplied by the average account value over the period from inception of the Fund(s) on July 6, 2010, through December 31, 2010, multiplied by the number of days in the inception period divided by the number of days in the year. Hypothetical expenses are calculated using the annualized expense ratio for the six months ended December 31, 2010, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.
***	Actual expenses are calculated using the annualized expense ratio, multiplied by the average account value over the period from inception of the Class on November 15, 2010, through December 31, 2010, multiplied by the number of days in the inception period divided by the number of days in the year. Hypothetical expenses are calculated using the annualized expense ratio for the six months ended December 31, 2010, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Distributor:

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

March 1, 2011

© 2011 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual

Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services is a division] and its affiliated companies and sales representatives.

L4543 111 C:05477-04

Item 2. Code of Ethics.

As of December 31, 2010, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2010, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that R. Alan Hunter, Jr., a member of the Audit Committee, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Hunter is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2010 and 2009 were $927,705 and $1,077,745, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2010 and 2009. The aggregate fees billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2010 and 2009 were $117,100 and $0, respectively. The 2010 audit related fees were for work performed in connection with an internal control review.

(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2010 and 2009 were $103,178 and $185,422, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2010 and 2009.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2010 and 2009. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2010 and 2009.

(e)	(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2010 and 2009 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years 2010 and 2009 were $727,934 and $593,051, respectively.

(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Select Funds

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date 2/28/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date   2/28/11

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date   2/28/11